                                STI CLASSIC FUNDS

                                    L SHARES

                                   PROSPECTUS

                                 OCTOBER 1, 2004

               CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND

                               INVESTMENT ADVISER:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                 (THE "ADVISER")

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                              ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about L Shares of the Classic Institutional Super Short Income Plus Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return. For more detailed information about the Fund, please see:

                                                                                                 PAGE
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND...............................................XXX
   FUND SUMMARY..................................................................................XXX
   INVESTMENT STRATEGY...........................................................................XXX
   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?.......................................XXX
   PERFORMANCE INFORMATION.......................................................................XXX
   FUND FEES AND EXPENSES........................................................................XXX
MORE INFORMATION ABOUT RISK......................................................................XXX
MORE INFORMATION ABOUT FUND INVESTMENTS..........................................................XXX
INVESTMENT ADVISER ..............................................................................XXX
PORTFOLIO MANAGERS...............................................................................XXX
PURCHASING, SELLING AND EXCHANGING FUND SHARES...................................................XXX
DIVIDENDS AND DISTRIBUTIONS......................................................................XXX
TAXES............................................................................................XXX
PRIVACY POLICY
HOW TO OBTAIN MORE INFORMATION ABOUT THE
   STI CLASSIC FUNDS.............................................................................Back Cover

[INSERT ICONS HERE]

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RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely a Fund diversifies its holdings.

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CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND

FUND SUMMARY

INVESTMENT GOAL                 High current income consistent with preserving
                                capital and maintaining liquidity

INVESTMENT FOCUS                Short duration investment grade money market and
                                fixed income securities

SHARE PRICE VOLATILITY          Low

PRINCIPAL INVESTMENT STRATEGY   Attempts to identify short duration securities
                                that offer a comparably better return potential and yield than money market funds

INVESTOR PROFILE                Conservative investors seeking to maximize
                                income consistent with limited share price volatility

INVESTMENT STRATEGY

Under normal circumstances, the Classic Institutional Super Short Income Plus Fund invests at least 80% of its net assets in short duration, investment grade money market and fixed income securities including, but not limited to, U.S. Treasury and agency securities, obligations of supranational entities and foreign governments, domestic and foreign corporate debt obligations, taxable municipal debt securities, mortgage backed and asset backed securities, repurchase agreements, and other mutual funds. The Fund normally expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given level of credit risk and maturity. Most securities are purchased with the intent to hold to maturity. However, circumstances may warrant or require that securities be sold prior to maturity. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The price (NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be as a result of economic developments or Federal Reserve policy while issuer specific changes in yield may be as a result of a change in creditworthiness of a particular issuer or industry. In general, the NAV of the Fund will rise when interests rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund average weighted duration between three months and one year and (b) diversifying the Fund among issuers and industries.

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The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. government debt securities may under perform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

PERFORMANCE INFORMATION

The Fund's L Shares have not yet commenced operations and, therefore, do not have any performance history.

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FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                 L SHARES
                                                                                                 --------
Maximum Deferred Sales Charge (as a percentage of net asset value)*                                2.00%

* This sales charge is imposed if you sell L Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Sales Charges."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                                L SHARES
                                                                                --------
Investment Advisory Fees                                                         0.50%
Distribution and Service (12b-1) Fees                                            0.50%
Other Expenses*                                                                  0.07%
                                                                                 ----
Total Annual Operating Expenses**                                                1.07%

----------
* Expenses are based on estimated amounts for the current fiscal year.

The Adviser or the distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the distributor may discontinue all or a part of these fee waivers at any time.

Classic Institutional Super Short Income Plus Fund -- L Shares                 0.81%

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

1 YEAR                          3 YEARS
$309                            $ 340

If you do not sell your shares at the end of the period:

1 YEAR                          3 YEARS
$109                            $  340

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

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MORE INFORMATION ABOUT RISK

DERIVATIVES RISK - Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

      - The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

      - The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

      - There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

      -     There may not be a liquid secondary market for derivatives.

      -     Trading restrictions or limitations may be imposed by an exchange.

      -     Government regulations may restrict trading in derivatives.

      - The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EXCHANGE TRADED FUND RISK - The Fund may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the EFT is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK -- The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental

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risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. In addition, the Fund may shorten its average weighted maturity to as little as 90 days. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INVESTMENT ADVISER

Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the Fund. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For its advisory services to the Fund, the Adviser is entitled to receive advisory fees of 0.50% as a percentage of the Fund's daily net assets.

The Adviser is responsible for making investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of the Fund.

Information regarding the Adviser's, and thus the Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Fund's Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770 Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGERS

Mr. Robert W. Corner has served as Managing Director of Trusco since September 1996. He has co-managed the Fund since July 2004, after managing the Fund since it began operating in April 2002. He has more than 17 years of investment experience.

Mr. H. Rick Nelson has served as Managing Director of Trusco since March 2002. He has co-managed the Classic Institutional Super Short Income Plus Fund since July 2004. Prior to joining Trusco, Mr. Nelson served as Senior Vice President at Wachovia Asset Management form June 1985 to March 2002. He has more than 22 years of investment experience.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange L Shares of the Fund.

HOW TO PURCHASE FUND SHARES

Your investment professional can assist you in opening a brokerage account that will be used for all transactions regarding the purchase of STI Classic Funds. Once your account is established, you may buy shares of the Fund by:

-     Mail*

-     Telephone (1-800-874-4770)

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-     Wire

-     Automated Clearing House (ACH)

* The Fund does not accept cash as payment for Fund shares.

You may also buy shares through investment representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution directly and follow its procedures for Fund share transactions. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUND CALCULATES NAV

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser determines in good faith that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $50,000 in L Shares of the Fund.

Your subsequent investments in the Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. The Fund may accept investments of smaller amounts for either class of shares at its discretion.

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FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-874-4770 to complete all of your purchase and redemption transactions.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares automatically through regular deductions from your account. With a $50,000 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month. If you are buying L Shares, you should plan on investing at least $50,000 in the Fund during the first two years.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES (CDSC)

You do not pay a sales charge when you purchase L Shares. The offering price of L Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of L Shares of one Fund for L Shares of another Fund.

WAIVER OF CDSC

The CDSC will be waived if you sell your L Shares for the following reasons:

-     to make certain withdrawals from a retirement plan (not including IRAs);

-     because of death or disability; or

- for certain payments under the Systematic Withdrawal Plan - up to 12% annually of the value of your shares of each Fund held at the time of the withdrawal (the Systematic Withdrawal Plan is discussed later in more detail).

If you own your shares through a brokerage account with SunTrust, you may sell your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request less any applicable deferred sales charge.

HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust Securities, you may sell your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $25,000 or more of your shares, please notify the Funds in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Funds receive your request less any applicable deferred sales charge.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

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INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $50,000 due to redemptions you may be required to sell your shares. But, the Fund will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares for L Shares of any other STI Classic Fund on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. You may also exchange L Shares of another STI Classic Fund for L Shares of this STI Classic Fund in the same way. Exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) the Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates orders that may dramatically affect the Fund.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS). This exchange privilege may be changed or canceled at any time upon 60 days notice.

EXCHANGES

You may exchange L Shares of any Fund for L Shares of any other Fund. For purposes of computing the CDSC applicable to L Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange. However, if you exchange L Shares of any STI Classic Fund for L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund, you must first pay any applicable CDSC for the shares you are selling. Similarly, if you exchange L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund for L Shares of any other STI Classic Fund, any CDSC for the Fund you are exchanging into will be computed from the date of the exchange.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request a substantial purchase, sale or exchange out of any Fund within two weeks of a prior substantive purchase, sale or exchange request out of any Fund; or

- Request a substantial exchange or purchase and sale out of any Fund more than twice during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus arrangement because information may not be available regarding beneficial owners. Dealers who purchase L Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive any dealer commissions and also may not be eligible to receive 12b-1 fees from the original date of purchase. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

While L Shares are sold without any initial sales charge, the distributor may pay at the time of sale up to 2% of the amount invested to broker-dealers and other financial intermediaries who sell L Shares. Through the distribution plan, the distributor is reimbursed for these payments, as well as other distribution related services provided by the distributor.

For L Shares, the maximum distribution fee is 0.50% of the average daily net assets of the Fund.

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Fund for these purposes.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and pays these dividends monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates and will not qualify for the reduced tax rates applicable to qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum rate of 15% on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI CLASSIC FUND IS THE SAME AS A SALE.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The Fund expects to distribute primarily ordinary income dividends taxable at the maximum rate of 35%.

The Fund expects that a portion of Fund distributions will represent interest earned on U.S. obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain limitations.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

                               STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Fund

STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUND'S WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                STI CLASSIC FUNDS

                                   BOND FUNDS

                                    L SHARES

                                   PROSPECTUS

                                 OCTOBER 1, 2004

                  CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND
                  CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND

                               INVESTMENT ADVISER:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                 (THE "ADVISER")

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about L Shares of the Classic Institutional High Quality Bond and Classic Institutional Total Return Bond Funds (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                                              PAGE
CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND............................................       XXX
CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND............................................       XXX
MORE INFORMATION ABOUT RISK.............................................................       XXX
MORE INFORMATION ABOUT FUND INVESTMENTS.................................................       XXX
INVESTMENT ADVISER .....................................................................       XXX
PORTFOLIO MANAGERS......................................................................       XXX
PURCHASING, SELLING AND EXCHANGING FUND SHARES..........................................       XXX
DIVIDENDS AND DISTRIBUTIONS.............................................................       XXX
TAXES...................................................................................       XXX
PRIVACY POLICY
HOW TO OBTAIN MORE INFORMATION ABOUT THE
STI CLASSIC FUNDS                                                                              Back Cover

[INSERT ICONS HERE]

RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Funds hold. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely a Fund diversifies its holdings.

CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income and price appreciation

INVESTMENT FOCUS                    High quality fixed income securities

SHARE PRICE VOLATILITY              Low

PRINCIPAL INVESTMENT STRATEGY       Attempts to identify intermediate duration
                                    securities that offer solid return potential and yield

INVESTOR PROFILE                    Conservative investors seeking to maximize
                                    income and yield consistent with
                                    intermediate share price volatility

INVESTMENT STRATEGY

Under normal circumstances, the Classic Institutional High Quality Bond Fund invests at least 80% of its assets in high quality fixed income securities, primarily utilizing U.S. government, A rated or higher, corporate bonds and mortgage-backed securities (rated A or better by at least one National Statistical Ratings Organization). The Fund may also invest in futures, options, taxable municipal securities, asset backed securities and CMOs. The Adviser allocates the Fund's investments based on the Adviser's analysis of duration, yield curve structure, relative value sector and security analysis. The average duration of the Fund's portfolio will typically range from 3 to 10 years. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

PERFORMANCE INFORMATION

The Classic Institutional High Quality Bond Fund's L Shares have not yet commenced operations and, therefore, do not have any performance history.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                L SHARES
                                                                                --------
Maximum Deferred Sales Charge (as a percentage of net asset value)*              2.00%

* This sales charge is imposed if you sell your L Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Sales Charges."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                              L SHARES
                                              --------
Investment Advisory Fees                        0.50%
Distribution and Service (12b-1) Fees           1.00%
Other Expenses*                                 0.07%
                                                ----
Total Annual Fund Operating Expenses            1.57%

*     Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

1 YEAR                   3 YEARS
 $360                      $496

If you do not sell your shares at the end of the period:

1 YEAR                   3 YEARS
 $160                      $496

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND

FUND SUMMARY

INVESTMENT GOAL                   Current income and price appreciation

INVESTMENT FOCUS                  Government, corporate, and mortgage-backed
                                  securities, plus other opportunistic
                                  investments

SHARE PRICE VOLATILITY            Moderate

PRINCIPAL INVESTMENT STRATEGY     Attempts to recognize relative value in fixed
                                  income markets

INVESTOR PROFILE                  Investors seeking diversification and
                                  attractive total returns in the fixed income market

INVESTMENT STRATEGY

Under normal circumstances, the Classic Institutional Total Return Bond Fund invests at least 80% of its assets in a wide array of fixed income securities, primarily utilizing U.S. government, investment grade corporate, and mortgage-backed securities. The Fund may also invest in high yield securities, international bonds, convertible bonds, futures, options, preferred stocks, taxable municipal securities, asset backed securities and CMOs. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of duration, yield curve structure and relative value sector and security analysis. The average weighted maturity of the Fund's portfolio will typically range from 4 to 10 years. Due to its investment strategy the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

PERFORMANCE INFORMATION

The Classic Institutional Total Return Bond Fund's L Shares have not yet commenced operations and, therefore, do not have any performance history.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                          L SHARES
                                                                          --------
Maximum Deferred Sales Charge (as a percentage of net asset value)*         2.00%

* This sales charge is imposed if you sell your L Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Sales Charges."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                       L SHARES
                                       --------
Investment Advisory Fees                0.45%
Distribution and Service (12b-1) Fees   1.00%
Other Expenses*                         0.07%
                                        ----
Total Annual Fund Operating Expenses    1.52%

*     Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

1 YEAR                   3 YEARS
 $355                      $480

If you do not sell your shares at the end of the period:

1 YEAR                   3 YEARS
 $155                      $480

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

MORE INFORMATION ABOUT RISK

Derivatives Risk - Derivatives may              Both Funds
involve risks different from, and
possibly greater than, those of
traditional investments. A Fund may use
derivatives (such as futures, options,
and swaps) to attempt to achieve its
investment objective and offset certain
investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

      -     The success of a hedging
            strategy may depend on an
            ability to predict movements
            in the prices of individual
            securities, fluctuations in
            markets, and movements in
            interest rates.

      -     The Fund experiencing losses
            over certain ranges in the
            market that exceed losses
            experienced by a fund that
            does not use derivatives.

      -     There may be an imperfect or
            no correlation between the
            changes in market value of
            the securities held by the
            Fund and the prices of
            derivatives.

      -     There may not be a liquid
            secondary market for
            derivatives.

      -     Trading restrictions or
            limitations may be imposed
            by an exchange.

      -     Government regulations may
            restrict trading in
            derivatives.

      -     The other party to an
            agreement (e.g., options or
            swaps) may default; however,
            in certain circumstances,
            such counter-party risk may
            be reduced by having an
            organization with very good
            credit act as intermediary.

Because options premiums paid or
received by the Funds are small in
relation to the market value of the
investments underlying the options,
buying and selling put and call options
can be more speculative than investing
directly in securities.

Exchange Traded Fund Risk

                                                Both Funds

The Funds may purchase shares of
exchange-traded funds ("ETFs") to
temporarily gain exposure to a
particular
portion of the market while awaiting an
opportunity to purchase securities
directly. ETFs are investment companies
that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index.
ETFs, like mutual funds, have expenses
associated with their operation,
including advisory fees. When the Fund
invests in an ETF, in addition to
directly bearing expenses associated
with its own operations, it will bear a
pro rata portion of the ETF's expense.
The risks of owning shares of an ETF
generally reflect the risks of owning
the underlying securities the EFT is
designed to track, although lack of
liquidity in an ETF could result in
being more volatile than the underlying
portfolio of securities. In addition,
because of ETF expenses, compared to
owning the underlying securities
directly, it may be more costly to own
an ETF.

FIXED INCOME RISK -- The market value of        Both Funds
fixed income investments changes in
response to interest rate changes and
other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITIES RISK - Investments in        Classic Institutional Total
securities of foreign companies or              Return Bond Fund
governments can be more volatile than
investments in U.S. companies or
governments. Diplomatic, political, or
economic developments, including
nationalization or appropriation, could
affect investments in foreign countries.
Foreign securities markets generally
have less trading volume and less
liquidity than U.S. markets. In
addition, the value of securities
denominated in foreign currencies, and
of dividends from such securities, can
change significantly when foreign
currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S.
companies or governments.

Transaction costs are generally higher
than those in the U.S. and expenses for
custodial arrangements of foreign
securities may be somewhat greater than
typical expenses for custodial
arrangements of similar U.S. securities.
Some foreign governments levy
withholding taxes against dividend and
interest income. Although in some
countries a portion of these taxes are
recoverable, the non-recovered portion
will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, each Fund may shorten its average weighted maturity to as little as 90 days. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

INVESTMENT ADVISER

Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the Funds. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For its advisory services to the Funds, the Adviser is entitled to receive the following fees as a percentage of each Fund's daily net assets:

Classic Institutional High Quality Bond Fund                                   0.50%
Classic Institutional Total Return Bond Fund                                   0.45%

The Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770 Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGERS

Each of the Funds is managed by co-portfolio managers or by a portfolio manager who is supported by a back-up portfolio manager.

Mr. John Talty, CFA, has served as Executive Vice President since joining Trusco in May 2004. He has co-managed the CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND since July 2004. Prior to joining Trusco, Mr. Talty served as President and Senior Portfolio Manager of Seix Investment Advisors, Inc. from January 1993 to May 2004. He has more than 23 years of investment experience.

Mr. Perry Troisi has served as Managing Director since joining Trusco in May 2004. He has co-managed the CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND and CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND since July 2004. Prior to joining Trusco, Mr. Troisi served as Senior Portfolio Manager of Seix from November 1999 to May 2004, after serving as a Fixed Income Portfolio Manager at GRE Insurance Group from February 1996 to July 1999. He has more than 18 years of investment experience.

Mr. Adrien Webb, CFA, has served as Managing Director since joining Trusco in May 2004. He has co-managed the CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND since October 2004. Prior to joining Trusco, Mr. Webb served as Senior Portfolio Manager of Seix Investment Advisors, Inc. from May 2000 to May 2004, after serving as Vice President, Fixed Income, at Conning Asset Management from June 1995 to May 2000. He has more than 9 years of investment experience.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") or exchange L Shares of the Funds.

HOW TO PURCHASE FUND SHARES

Your investment professional can assist you in opening a brokerage account, that will be used for all transactions regarding the purchase of STI Classic Funds. Once your account is established, you may buy shares of the Funds by:

-     Mail*

-     Telephone (1-800-874-4770)

-     Wire

-     Automated Clearing House (ACH)

*     The Funds do not accept cash as payment for Fund shares.

You may also buy shares through investment representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution directly and follow its procedures for Fund share transactions. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the early closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser determines in good faith that a market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

The Classic Institutional Total Return Bond Fund may hold foreign securities that trade on weekends or other days when the Fund does not calculate NAV. As a result, the NAV of these investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $5,000 ($2,000 for IRA accounts) in L Shares of the Funds.

Your subsequent investments of shares of any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. A Fund may accept investments of smaller amounts at its discretion.

FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-874-4770 to complete all of your purchase and redemption transactions.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase L shares automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month. If you are buying L Shares, you should plan on investing at least $5,000 per Fund during the first two years. The distributor may close your account if you do not meet this minimum investment requirement at the end of two years.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.

However, the Funds reserve the right to close your account at the then-current day's price if the Funds unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES (CDSC)

You do not pay a sales charge when you purchase L Shares. The offering price of L Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Funds receive your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of L Shares of one Fund for L Shares of another Fund.

IF YOU SELL YOUR L SHARES

The CDSC will be waived if you sell your L Shares for the following reasons:

-     to make certain withdrawals from a retirement plan (not including IRAs);

-     because of death or disability; or

- for certain payments under the Systematic Withdrawal Plan - up to 12% annually of the value of your shares of each Fund held at the time of the withdrawal (the Systematic Withdrawal Plan is discussed later in more detail).

OFFERING PRICE OF FUND SHARES

The offering price of L Shares is simply the next calculated NAV.

HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust Securities, you may sell your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $25,000 or more of your shares, please notify the Funds in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Funds receive your request less any applicable deferred sales charge.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after a Fund receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $5,000 ($2,000 for IRA accounts) due to redemptions you may be required to sell your shares. But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares for L Shares of any other STI Classic Fund on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. You may also exchange L Shares of another STI Classic Fund for L Shares of each Fund in the same way. Exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) the Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates orders that may dramatically affect the Fund as outlined under "Market Timers" as defined later in this prospectus.

IF YOU RECENTLY PURCHASED SHARES BY CHECK, OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS). This exchange privilege may be changed or canceled at any time upon 60 days notice.

EXCHANGES

When you exchange L Shares of each Fund, you are really selling your shares and buying L Shares of another STI Classic Fund. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request. For purposes of computing the CDSC applicable to L Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange. However, if you exchange L Shares of any STI Classic Fund for L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund, you must first pay any applicable CDSC for the shares you are selling. Similarly, if you exchange L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund for L Shares of any other STI Classic Fund, any CDSC for the Fund you are exchanging into will be computed from the date of the exchange.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request a substantial purchase, sale or exchange out of any Fund within two weeks of a prior substantive purchase, sale or exchange request out of any Fund; or

- Request a substantial exchange or purchase and sale out of any Fund more than twice during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus arrangement because information may not be available regarding beneficial owners. Dealers who purchase L Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive any dealer commissions and also may not be eligible to receive 12b-1 fees from the original date of purchase. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Funds to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

While L Shares are sold without any initial sales charge, the distributor may pay at the time of sale up to 2% of the amount invested to broker-dealers and other financial intermediaries who sell L Shares. Through the distribution plan, the distributor is reimbursed for these payments, as well as other distribution related services provided by the distributor.

For L Shares, the maximum distribution fee is 1.00% of the average daily net assets of each Fund.

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates and will not qualify for the reduced tax rates applicable to qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum rate of 15% on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI CLASSIC FUND IS THE SAME AS A SALE.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The Funds expect to distribute primarily ordinary income dividends taxable at the maximum rate of 35%.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

                               STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUNDS' WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                STI CLASSIC FUNDS

                                    T SHARES

                                   PROSPECTUS

                                 OCTOBER 1, 2004

          CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT
                                INCOME PLUS FUND

                               INVESTMENT ADVISER:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                 (THE "ADVISER")

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the T Shares of the Classic Institutional U.S. Government Securities Super Short Income Plus Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return. For more detailed information about the Fund, please see:

                                                                                      PAGE
CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES
     SUPER SHORT INCOME PLUS FUND...............................................       XXX
     FUND SUMMARY...............................................................       XXX
     INVESTMENT STRATEGY........................................................       XXX
     WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?....................       XXX
     PERFORMANCE INFORMATION....................................................       XXX
     FUND FEES AND EXPENSES.....................................................       XXX
MORE INFORMATION ABOUT RISK.....................................................       XXX
MORE INFORMATION ABOUT FUND INVESTMENTS.........................................       XXX
INVESTMENT ADVISER .............................................................       XXX
PORTFOLIO MANAGERS..............................................................       XXX
PURCHASING AND SELLING FUND SHARES..............................................       XXX
DIVIDENDS AND DISTRIBUTIONS.....................................................       XXX
TAXES...........................................................................       XXX
PRIVACY POLICY
HOW TO OBTAIN MORE INFORMATION ABOUT THE
     STI CLASSIC FUNDS..........................................................       Back Cover

[INSERT ICONS HERE]

RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND

FUND SUMMARY

INVESTMENT GOAL                   High current income consistent with preserving
                                  capital and maintaining liquidity

INVESTMENT FOCUS                  Short-duration U.S. government securities

SHARE PRICE VOLATILITY            Low

PRINCIPAL INVESTMENT STRATEGY     Attempts to identify short duration U.S.
                                  government securities that offer a comparably better return potential and yield than money market funds

INVESTOR PROFILE                  Conservative investors seeking to maximize
                                  income consistent with limited share price volatility and the relative safety of U.S.
                                  government securities

INVESTMENT STRATEGY

Under normal circumstance, the Classic Institutional U.S. Government Securities Super Short Income Plus Fund invests at least 80% of its net assets in short duration U.S. Treasury securities, U.S. agency securities, U.S. agency mortgage-backed securities, repurchase agreements, and other U.S. government securities. The Fund normally expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given maturity. Most securities are purchased with the intent to hold to maturity. However, circumstances may warrant or require that securities be sold prior to maturity. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The price per share (net asset value or NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be a result of economic developments or Federal Reserve policy. In general, the NAV of the Fund will rise when interest rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund average weighted duration between three months and one year and (b) investing the Fund in U.S. government and agency securities.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Also, longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

PERFORMANCE INFORMATION

The Fund's T Shares have not yet commenced operations and, therefore, do not have any performance history.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                               T SHARES
                                               --------
Investment Advisory Fees                         0.40%
Other Expenses*                                  0.46%
                                                 ----
Total Annual Operating Expenses**                0.86%

*     Expenses are based on estimated amounts for the current year.

The Adviser or the distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the distributor may discontinue all or a part of these fee waivers at any time.

Classic Institutional U.S. Government Securities Super Short
Income Plus Fund - T Shares                                         0.60%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR                            3 YEARS
  $88                               $274

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

MORE INFORMATION ABOUT RISK

DERIVATIVES RISK - Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

      - The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

      - The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

      - There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

      -     There may not be a liquid secondary market for derivatives.

      -     Trading restrictions or limitations may be imposed by an exchange.

      -     Government regulations may restrict trading in derivatives.

      - The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EXCHANGE TRADED FUND RISK - The Fund may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK -- The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INVESTMENT ADVISER

Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the Fund. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For its advisory services to the Fund, the Adviser is entitled to receive 0.40% as a percentage of the Fund's daily net assets.

The Adviser is responsible for making investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of the Fund.

Information regarding the Adviser's, and thus the Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Fund's Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770 Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGERS

Mr. Robert W. Corner has served as a Managing Director of Trusco since September 1996. Mr. Corner has co-managed the Fund since July 2004, after managing it since it began operating in April 2002. He has more than 17 years of investment experience.

Mr. H. Rick Nelson has served as Managing Director of Trusco since March 2002. He has co-managed the Classic Institutional U.S. Government Securities Super Short Income Plus Fund since July 2004. Prior to joining Trusco, Mr. Nelson served as Senior Vice President at Wachovia Asset Management form June 1985 to March 2002. He has more than 22 years of investment experience.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") or exchange T Shares of the Fund.

HOW TO PURCHASE FUND SHARES

The Fund offers T Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase T Shares through accounts made with financial institutions. T Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your T Shares. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUND CALCULATES NAV

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser determines in good faith that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $500,000 in T Shares of the Fund.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of T Shares may sell shares by following the procedures established when they opened their account or accounts with the Fund or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but may take up to seven days.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.

DISTRIBUTION OF FUND SHARES

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Fund for these purposes.

MARKET TIMERS

It is the policy of the Fund to discourage investments by Market Timers. Short-term or excessive trading into and out of the Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, the Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect the Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of the Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus arrangement because information may not be available regarding beneficial owners. Dealers who purchase T Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, the Fund reserves the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Fund intends to continually evaluate and, if practical, implement other measures to deter market timing.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and pays these dividends monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains and will not qualify for the reduced tax rates applicable to qualified dividend income. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum rate of 15% on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI CLASSIC FUND IS THE SAME AS A SALE.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The Fund expects to distribute primarily ordinary income dividends taxable at the maximum rate of 35%.

The Fund expects that a substantial portion of Fund distributions will represent interest earned on U.S. obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain limitations.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

                                STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Fund

STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUND'S WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                      STI CLASSIC FUNDS
                      BOND AND MONEY MARKET FUNDS
                      INSTITUTIONAL SHARES

                      PROSPECTUS

                         OCTOBER 1, 2004

                      BOND FUNDS

                      CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND
                      CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND
                      CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND

                      MONEY MARKET FUNDS

                      CLASSIC INSTITUTIONAL CASH MANAGEMENT
                      MONEY MARKET FUND

                      CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

                      CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND


                         INVESTMENT ADVISER:

                         TRUSCO CAPITAL MANAGEMENT, INC.
                         (the "Adviser")

                         The Securities and Exchange Commission
                         has not approved or disapproved these
                         securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS
ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Classic Institutional Bond and Money Market Funds (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. In the section below, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

 2      CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND


 5      CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND


 9      CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND


 13     CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND


 16     CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES
         SUPER SHORT INCOME PLUS FUND


 20     CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET
         FUND


 23     CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES
         MONEY MARKET FUND


 26     CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES
         MONEY MARKET FUND

 29     MORE INFORMATION ABOUT RISK


 30     MORE INFORMATION ABOUT FUND INVESTMENTS


 31     INVESTMENT ADVISER


 31     PORTFOLIO MANAGERS


 33     PURCHASING AND SELLING FUND SHARES


 37     DIVIDENDS AND DISTRIBUTIONS


 37     TAXES


 40     FINANCIAL HIGHLIGHTS

INSIDE  PRIVACY POLICY
BACK
COVER

BACK    HOW TO OBTAIN MORE INFORMATION
COVER    ABOUT THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------

(SUITCASE ICON)       FUND SUMMARY

(TELESCOPE ICON)      INVESTMENT STRATEGY

(LIFE PRESERVER       WHAT ARE THE PRINCIPAL RISKS OF
  ICON)               INVESTING?

(TARGET ICON)         PERFORMANCE INFORMATION

(LINE GRAPH ICON)     WHAT IS AN INDEX?

(COIN ICON)           FUND FEES AND EXPENSES

(MOUNTAIN ICON)       MORE INFORMATION ABOUT FUND INVESTMENTS

(MAGNIFYING GLASS     INVESTMENT ADVISER
  ICON)

(HAND SHAKE ICON)     PURCHASING AND SELLING FUND SHARES

--------------------------------------------------------------------------------
OCTOBER 1, 2004

                                                                   PROSPECTUS  1

                                                            CUSIP/TICKER SYMBOLS

FUND NAME                                                CLASS                 INCEPTION*   TICKER  CUSIP

BOND FUNDS

Classic Institutional High Quality Bond Fund             Institutional Shares     9/4/03    SHQIX   784767519

Classic Institutional Short-Term Bond Fund               Institutional Shares    5/14/02    SISBX   784767659

Classic Institutional Super Short Income Plus Fund       Institutional Shares    4/15/02    SISSX   784767642

Classic Institutional Total Return Bond Fund             Institutional Shares     9/4/03    STRIX   784767493

Classic Institutional U.S. Government Securities
  Super Short Income Plus Fund                           Institutional Shares    4/11/02    SIGVX   784767634

MONEY MARKET FUNDS

Classic Institutional Cash Management Money Market
  Fund                                                   Institutional Shares   10/25/95    CICXX   784766354

Classic Institutional U.S. Government Securities
  Money Market Fund                                      Institutional Shares     8/1/94    CRGXX   784767808

Classic Institutional U.S. Treasury Securities
  Money Market Fund                                      Institutional Shares   12/12/96    CIUXX   784766347


* The performance included under "Performance Information" may include the performance of other classes of the Fund and/or predecessors of the Fund.

                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund (other than a money market fund) is based on the market prices of the securities a Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely a Fund diversifies its holdings.

CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND



         2  PROSPECTUS

(SUITCASE ICON)
         FUND SUMMARY

INVESTMENT GOAL                              Current income and price appreciation

INVESTMENT FOCUS                             High quality fixed income securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify intermediate duration securities that offer solid return potential and yield

INVESTOR PROFILE                             Conservative investors seeking to maximize income and yield consistent with intermediate share price volatility


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Classic Institutional High Quality Bond Fund invests at least 80% of its assets in high quality fixed income securities, primarily utilizing U.S. government, A rated or higher, corporate bonds and mortgage-backed securities (rated A or better by at least one National Statistical Ratings Organization). The Fund may also invest in futures, options, taxable municipal securities, asset backed securities and CMOs. The Adviser allocates the Fund's investments based on the Adviser's analysis of duration, yield curve structure, relative value sector and security analysis. The average duration of the Fund's portfolio will typically range from 3 to 10 years. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market

                                    CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND



                                                                PROSPECTUS  3

value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Classic Institutional High Quality Bond Fund commenced operations on October 27, 2003, and therefore does not have performance history for a full calendar year.

(COIN ICON)
         FUND FEES AND EXPENSES

         This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.
--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
Investment Advisory Fees                                      0.50%

Other Expenses*                                               0.32%
                                                              -----

Total Annual Operating Expenses**                             0.82%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Classic Institutional High Quality Bond Fund - Institutional
  Shares                                                        0.65%

CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND



         4  PROSPECTUS

-------------------------------------------------------
EXAMPLE
-------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $84      $262      $455      $1,014

-------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                      CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND



                                                                   PROSPECTUS  5

(SUITCASE ICON)
         FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital

INVESTMENT FOCUS                             Investment grade U.S. government and corporate debt
                                             securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities that offer a comparably
                                             better return than similar securities for a given level of credit risk

INVESTOR PROFILE                             Income oriented investors who are willing to accept
                                             increased risk for the possibility of returns greater than money market investing


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Classic Institutional Short-Term Bond Fund invests at least 80% of its net assets in a diversified portfolio of short- to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund expects that it will normally maintain an effective maturity of 3 years or less. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets

CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND



         6  PROSPECTUS

underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Institutional Shares for the last year.*

(BAR CHART)

2003                     2.34%

     BEST QUARTER           WORST QUARTER
        1.11%                   0.15%
      (6/30/03)               (12/31/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.18%.

                                      CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND



                                                                PROSPECTUS  7

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Citigroup 1-3 Year Government/Credit Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INSTITUTIONAL SHARES     1 YEAR   SINCE INCEPTION*

Fund Returns
Before Taxes             2.34%         4.36%

Fund Returns
After Taxes
on Distributions         1.36%         3.00%

Fund Returns After
Taxes on Distributions
and Sale of Fund Shares  1.53%         2.90%

Citigroup 1-3 Year
Government/Credit Index
(reflects no deduction
for fees, expenses or
taxes)                   2.88%         4.77%


* Since inception of the Institutional Shares on May 14, 2002. Benchmark returns since April 30, 2002 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 1-3 Year Government/Credit Index is a widely-recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade
(BBB). The securities in the Index have maturities of one year or greater and less than three years.

CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND



         8  PROSPECTUS

(COIN ICON)
         FUND FEES AND EXPENSES

         This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
Investment Advisory Fees                                      0.60%

Other Expenses*                                               0.36%
                                                              -----

Total Annual Operating Expenses**                             0.96%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Classic Institutional Short-Term Bond Fund - Institutional
  Shares                                                        0.45%

-------------------------------------------------------
EXAMPLE
-------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $98      $306      $531      $1,178

-------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                              CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND



                                                                   PROSPECTUS  9

(SUITCASE ICON)
         FUND SUMMARY

INVESTMENT GOAL                              High current income consistent with preserving capital and maintaining liquidity

INVESTMENT FOCUS                             Short duration investment grade money market and fixed
                                             income securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify short duration securities that offer a comparably better return potential and yield than money
                                             market funds

INVESTOR PROFILE                             Conservative investors seeking to maximize income
                                             consistent with limited share price volatility


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Classic Institutional Super Short Income Plus Fund invests at least 80% of its net assets in short duration, investment grade money market and fixed income securities including, but not limited to, U.S. Treasury and agency securities, obligations of supranational entities and foreign governments, domestic and foreign corporate debt obligations, taxable municipal debt securities, mortgage backed and asset backed securities, repurchase agreements, and other mutual funds. The Fund normally expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given level of credit risk and maturity. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The price (NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be as a result of economic developments or Federal Reserve policy while issuer specific changes in yield may be as a result of a change in creditworthiness of a particular issuer or industry. In general, the NAV of the Fund will rise when interests rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund average weighted duration between three months and one year and (b) diversifying the Fund among issuers and industries.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of

CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND



        10  PROSPECTUS

lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Institutional Shares for the last year.*

(BAR CHART)

2003                     1.16%

     BEST QUARTER           WORST QUARTER
        0.47%                   -0.12%
      (3/31/03)               (12/31/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.24%.

                              CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND



                                                                PROSPECTUS  11

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Citigroup 6 Month Treasury Bill Index, iMoneyNet First Tier Institutional Average, and the Lipper Ultra-Short Obligation Funds Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INSTITUTIONAL SHARES     1 YEAR   SINCE INCEPTION*

Fund Returns
Before Taxes              1.16%         2.24%

Fund Returns
After Taxes
on Distributions          0.58%         1.52%

Fund Returns After
Taxes on Distributions
and Sale of Fund Shares   0.75%         1.48%

Citigroup 6 Month
Treasury Bill Index       1.18%         1.43%

iMoneyNet, Inc. First
Tier Institutional
Average                   0.84%         1.07%

Lipper Ultra-Short
Obligation Funds
Average                   1.50%         1.97%


* Since inception of the Institutional Shares on April 15, 2002. Benchmark returns since April 30, 2002 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 6 Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury Bills. iMoneyNet, Inc. First Tier Institutional Average is a widely recognized composite of money market funds that invest in securities rated in the highest category by at least two recognized rating agencies. The Lipper Ultra-Short Obligation Funds Average consists of funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. The number of funds in the Average varies.

CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND



        12  PROSPECTUS

(COIN ICON)
         FUND FEES AND EXPENSES

         This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
Investment Advisory Fees                                      0.50%

Other Expenses*                                               0.32%
                                                              -------------------------------

Total Annual Operating Expenses**                             0.82%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Classic Institutional Super Short Income Plus
  Fund - Institutional Shares                                   0.31%

-------------------------------------------------------
EXAMPLE
-------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

    1 YEAR   3 YEARS   5 YEARS   10 YEARS
     $84      $262      $455      $1,014

-------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                    CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND



                                                                  PROSPECTUS  13

(SUITCASE ICON)
         FUND SUMMARY

INVESTMENT GOAL                              Current income and price appreciation

INVESTMENT FOCUS                             Government, corporate, and mortgage-backed securities, plus other opportunistic investments

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to recognize relative value in fixed income
                                             markets

INVESTOR PROFILE                             Investors seeking diversification and attractive total
                                             returns in the fixed income market


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Classic Institutional Total Return Bond Fund invests at least 80% of its net assets in a wide array of fixed income securities, primarily utilizing U.S. government, investment grade corporate, and mortgage-backed securities. The Fund may also invest in high yield securities, international bonds, convertible bonds, futures, options, preferred stocks, taxable municipal securities, asset backed securities and CMOs. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of duration, yield curve structure and relative value sector and security analysis. The average weighted maturity of the Fund's portfolio will typically range from 4 to 10 years. Due to its investment strategy the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.

CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND



        14  PROSPECTUS

Discontinuation of these payments could substantially adversely affect the market value of the security. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Classic Institutional Total Return Bond Fund commenced operations on October 15, 2003, and therefore does not have performance history for a full calendar year.

                                    CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND



                                                                  PROSPECTUS  15

(COIN ICON)
         FUND FEES AND EXPENSES

         This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
Investment Advisory Fees                                      0.45%

Other Expenses*                                               0.32%
                                                              -----

Total Annual Operating Expenses**                             0.77%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Classic Institutional Total Return Bond Fund - Institutional
  Shares                                                        0.56%

-------------------------------------------------------
EXAMPLE
-------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

    1 YEAR   3 YEARS   5 YEARS   10 YEARS
     $79      $246      $428       $954

-------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND



        16  PROSPECTUS

(SUITCASE ICON)
         FUND SUMMARY

INVESTMENT GOAL                              High current income consistent with preserving capital and maintaining liquidity

INVESTMENT FOCUS                             Short duration U.S. government securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify short duration U.S. government
                                             securities that offer a comparably better return potential and yield than money market funds

INVESTOR PROFILE                             Conservative investors seeking to maximize income
                                             consistent with limited share price volatility and the
                                             relative safety of U.S. government securities


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Classic Institutional U.S. Government Securities Super Short Income Plus Fund invests at least 80% of its net assets in short duration U.S. Treasury securities, U.S. agency securities, U.S. agency mortgage-backed securities, repurchase agreements, and other U.S. government securities. The Fund expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given maturity. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The price per share (net asset value or NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be a result of economic developments or Federal Reserve policy. In general, the NAV of the Fund will rise when interest rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund average weighted duration between three months and one year and (b) investing the Fund in U.S. government and agency securities.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Also, longer-term securities are generally more

   CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND



                                                                  PROSPECTUS  17

volatile than shorter-term securities, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Institutional Shares for the last year.*

(BAR CHART)

2003                             0.72%

     BEST QUARTER           WORST QUARTER
        0.52%                   -0.12%
      (3/31/03)               (12/31/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.75%.

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND



        18  PROSPECTUS

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Citigroup 6 Month Treasury Bill Index, iMoneyNet Government Institutional Average, and Lipper Ultra-Short Obligation Funds Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INSTITUTIONAL SHARES      1 YEAR   SINCE INCEPTION*

Fund Returns
Before Taxes               0.72%         2.04%

Fund Returns
After Taxes
on Distributions           0.12%         1.28%

Fund Returns After
Taxes on Distributions
and Sale of Fund Shares    0.47%         1.29%

Citigroup 6 Month
Treasury Bill Index        1.18%         1.45%

iMoneyNet, Inc.
Government Institutional
Average                    0.75%         1.00%

Lipper Ultra-Short
Obligation Funds Average   1.50%         2.11%


* Since inception of the Institutional Shares on April 11, 2002. Benchmark returns since March 31, 2002 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------
          WHAT IS AN INDEX/AVERAGE?
          -------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 6 Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury Bills. An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Government Institutional Average is a widely-recognized composite of money market funds that invest in U.S. Treasury bills, repurchase agreements, or securities issued by agencies of the U.S. Government. The Lipper Ultra-Short Obligation Funds Average consists of funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. The number of funds in the Average varies.

   CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND



                                                                  PROSPECTUS  19

(COIN ICON)
         FUND FEES AND EXPENSES

         This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
Investment Advisory Fees                                      0.40%

Other Expenses*                                               0.31%
                                                              -----

Total Annual Operating Expenses**                             0.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Classic Institutional U.S. Government Securities Super Short
  Income Plus Fund - Institutional Shares                       0.20%

-------------------------------------------------------
EXAMPLE
-------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

    1 YEAR   3 YEARS   5 YEARS   10 YEARS
     $73      $227      $395       $883

-------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND



        20  PROSPECTUS

(SUITCASE ICON)
         FUND SUMMARY

INVESTMENT GOAL                              As high a level of current income as is consistent with
                                             preservation of capital and liquidity

INVESTMENT FOCUS                             Money market instruments

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without adding undue risk

INVESTOR PROFILE                             Conservative investors seeking current income through a
                                             liquid investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Classic Institutional Cash Management Money Market Fund invests exclusively in high quality U.S. dollar-denominated money market instruments. The Fund invests in obligations of (i) the U.S. Treasury, (ii) agencies and instrumentalities of U.S. and foreign governments, (iii) domestic and foreign banks, (iv) domestic and foreign corporate issuers, and (v) supranational entities, as well as repurchase agreements. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing maturity, yields, market sectors and credit risk. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or the agency's own resources.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

                         CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND



                                                                PROSPECTUS  21

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.*
(BAR CHART)

1996                    5.47%
1997                    5.63%
1998                    5.52%
1999                    5.12%
2000                    6.33%
2001                    4.13%
2002                    1.80%
2003                    0.97%


     BEST QUARTER           WORST QUARTER
        1.63%                   0.21%
      (12/31/00)              (12/31/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.44%.

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. First Tier Institutions-Only Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

INSTITUTIONAL SHARES   1 YEAR   5 YEARS   SINCE INCEPTION*

Classic Institutional
Cash Management Money
Market Fund             0.97%    3.65%          4.39%

iMoneyNet, Inc.
First Tier
Institutions-Only
Average                 0.84%    3.39%          4.10%


* Since inception of the Institutional Shares on October 25, 1995. Benchmark returns since October 31, 1995 (benchmark returns available only on a month end basis).

To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Institutions-Only Average is a
widely-recognized composite of money market funds that invest in commercial paper, bank obligations and short-term investments in the highest ratings category. The number of funds in the Average varies.

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND



        22  PROSPECTUS

(COIN ICON)
         FUND FEES AND EXPENSES

         This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
Investment Advisory Fees                                      0.20%

Other Expenses*                                               0.05%
                                                              -----

Total Annual Operating Expenses**                             0.25%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or part of these fee waivers at any time.

Classic Institutional Cash Management Money Market
  Fund - Institutional Shares                                   0.18%

-------------------------------------------------------
EXAMPLE
-------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

    1 YEAR   3 YEARS   5 YEARS   10 YEARS
     $26       $80      $141       $318

-------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

              CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND



                                                                  PROSPECTUS  23

(SUITCASE ICON)
         FUND SUMMARY


INVESTMENT GOAL                              High current income to the extent consistent with the
                                             preservation of capital and the maintenance of liquidity

INVESTMENT FOCUS                             U.S. Treasury and government agency securities, and
                                             repurchase agreements

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without adding undue risk by
                                             analyzing yields

INVESTOR PROFILE                             Conservative investors seeking current income through a
                                             liquid investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Classic Institutional U.S. Government Securities Money Market Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government, repurchase agreements involving these securities, and shares of registered money market funds that invest in the foregoing. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND



        24  PROSPECTUS

by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

(TARGET ICON)
             PERFORMANCE INFORMATION
             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.*

(BAR CHART)

1995                     5.89%
1996                     5.31%
1997                     5.50%
1998                     5.36%
1999                     4.99%
2000                     6.18%
2001                     4.02%
2002                     1.72%
2003                     0.94%

     BEST QUARTER           WORST QUARTER
        1.59%                   0.20%
      (12/31/00)              (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.42%.

-------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. Government Institutional Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

INSTITUTIONAL SHARES   1 YEAR   5 YEARS   SINCE INCEPTION*


Classic Institutional
U.S. Government
Securities Money
Market Fund             0.94%    3.55%          4.45%


iMoneyNet, Inc.
Government
Institutional Average   0.75%    3.22%          4.09%



* Since inception of the Institutional Shares on August 1, 1994. Benchmark returns since July 31, 1994 (benchmark returns available only on a month end basis).

To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Government Institutional Average is a
widely-recognized composite of money market funds that invest in U.S. Treasury bills, repurchase agreements, or agencies of the U.S. Government. The number of funds in the Average varies.

              CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND



                                                                  PROSPECTUS  25

(COIN ICON)
         FUND FEES AND EXPENSES

         This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
Investment Advisory Fees                                      0.20%

Other Expenses*                                               0.05%
                                                              -----

Total Annual Operating Expenses                               0.25%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------
EXAMPLE
-------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

    1 YEAR   3 YEARS   5 YEARS   10 YEARS
     $26       $80      $141       $318

-------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND



        26  PROSPECTUS

(SUITCASE ICON)
         FUND SUMMARY

INVESTMENT GOAL                              As high a level of current income as is consistent with
                                             preservation of capital and liquidity

INVESTMENT FOCUS                             U.S. Treasury securities and repurchase agreements

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without adding undue risk by
                                             analyzing yields

INVESTOR PROFILE                             Conservative investors seeking current income through a
                                             liquid investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Classic Institutional U.S. Treasury Securities Money Market Fund invests exclusively in U.S. Treasury bills, notes, bonds and components of these securities, repurchase agreements collateralized by these securities, and shares of registered money market funds that invest in the foregoing. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization (AAA by Standard & Poor's). In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields for various maturities. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

                CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND



                                                                PROSPECTUS  27

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.*

(BAR CHART)

1997                    5.44%
1998                    5.30%
1999                    4.83%
2000                    6.06%
2001                    3.66%
2002                    1.55%
2003                    0.90%

     BEST QUARTER           WORST QUARTER
        1.57%                   0.18%
      (12/31/00)              (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.34%.

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. Treasury & Repo Retail Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

INSTITUTIONAL SHARES   1 YEAR   5 YEARS   SINCE INCEPTION*

Classic Institutional
U.S. Treasury
Securities Money
Market Fund             0.90%    3.38%          3.96%

iMoneyNet, Inc.
Treasury & Repo
Retail Average          0.42%    2.91%          3.45%


* Since inception of the Institutional Shares on December 12, 1996. Benchmark returns since November 30, 1996 (benchmark returns available only on a month end basis).

To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------

          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Treasury & Repo Retail Average is a
widely-recognized composite of money market funds that invest in U.S. Treasury bills and repurchase agreements backed by these securities. The number of funds in the Average varies.

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND



        28  PROSPECTUS

(COIN ICON)
         FUND FEES AND EXPENSES

         This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL SHARES
Investment Advisory Fees                                      0.20%

Other Expenses*                                               0.05%
                                                              -----

Total Annual Operating Expenses                               0.25%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------
EXAMPLE
-------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

    1 YEAR   3 YEARS   5 YEARS   10 YEARS
     $26       $80      $141       $318

-------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                     MORE INFORMATION ABOUT RISK



                                                                  PROSPECTUS  29

(LIFE PRESERVER ICON)
            MORE INFORMATION
            ABOUT RISK

DERIVATIVES RISK

Classic Institutional High Quality Bond Fund
Classic Institutional Short-Term Bond Fund
Classic Institutional Super Short Income Plus Fund
Classic Institutional Total Return Bond Fund
Classic Institutional U.S. Government Securities
  Super Short Income Plus Fund

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EXCHANGE TRADED FUND RISK

Classic Institutional High Quality Bond Fund
Classic Institutional Short-Term Bond Fund
Classic Institutional Super Short Income Plus Fund
Classic Institutional Total Return Bond Fund
Classic Institutional U.S. Government Securities
  Super Short Income Plus Fund

The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result

MORE INFORMATION ABOUT FUND INVESTMENTS



        30  PROSPECTUS

in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK

Classic Institutional High Quality Bond Fund
Classic Institutional Short-Term Bond Fund
Classic Institutional Super Short Income Plus Fund
Classic Institutional Total Return Bond Fund
Classic Institutional U.S. Government Securities
  Super Short Income Plus Fund

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITIES RISK

Classic Institutional Short-Term Bond Fund
Classic Institutional Super Short Income Plus Fund
Classic Institutional Total Return Bond Fund
Classic Institutional U.S. Government Securities
  Super Short Income Plus Fund

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

(MOUNTAIN ICON)
           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

                                                              INVESTMENT ADVISER



                                                                  PROSPECTUS  31

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Bond Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, each Bond Fund may shorten its average weighted maturity to as little as 90 days. A Bond Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

(MAGNIFYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Funds. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For the fiscal period ended May 31, 2004, the Adviser received advisory fees of:

  Classic Institutional High Quality
    Bond Fund                           0.40%



  Classic Institutional Short-Term
    Bond Fund                           0.35%



  Classic Institutional Super Short
    Income Plus Fund                    0.20%



  Classic Institutional Total Return
    Bond Fund                           0.35%



  Classic Institutional U.S.
    Government Securities Super Short
    Income Plus Fund                    0.12%



  Classic Institutional Cash
    Management Money Market Fund        0.17%



  Classic Institutional U.S.
    Government Securities Money
    Market Fund                         0.19%



  Classic Institutional U.S. Treasury
    Securities Money Market Fund        0.19%

The Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGERS

Each of the Funds is managed by co-portfolio managers or by a portfolio manager who is supported by a back-up portfolio manager.

Mr. Robert S. Bowman, CFA, has served as Managing Director of Trusco since January 1999.

PORTFOLIO MANAGERS



        32  PROSPECTUS

He has managed the CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND since it began operating in October 1995 and the CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND since 1995. Prior to joining Trusco, Mr. Bowman served as Vice President of Crestar Asset Management Company from 1995 to 1999, after serving as an assistant trader at Crestar Asset Management Company from 1994 to 1995. He has more than 10 years of investment experience.

Mr. Robert W. Corner has served as Managing Director of Trusco since September 1996. He has co-managed the CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND since January 2003. Mr. Corner has also co-managed the CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND since July 2004, after managing the Fund since it began operating in April 2002. In addition, Mr. Corner has co-managed the CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND since July 2004, after managing it since it began operating in April 2002. He has more than 17 years of investment experience.

Mr. H. Rick Nelson has served as Managing Director of Trusco since March 2002. He has co-managed the CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND since January 2003, the CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND and the CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND since July 2004. Prior to joining Trusco, Mr. Nelson served as Senior Vice President at Wachovia Asset Management from June 1985 to March 2002. He has more than 22 years of investment experience.

Mr. John Talty, CFA, has served as Executive Vice President since joining Trusco in May 2004. He has co-managed the CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND since July 2004. Prior to joining Trusco, Mr. Talty served as President & Senior Portfolio Manager of Seix Investment Advisors, Inc. from January 1993 to May 2004. He has more than 23 years of investment experience.

Mr. Perry Troisi has served as Managing Director since joining Trusco in May 2004. He has co-managed the CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND and CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND since July 2004. Prior to joining Trusco, Mr. Troisi served as Senior Portfolio Manager of Seix from November 1999 to May 2004, after serving as a Fixed Income Portfolio Manager at GRE Insurance Group from February 1996 to July 1999. He has more than 18 years of investment experience.

Mr. Adrien Webb, CFA, has served as Managing Director since joining Trusco in May 2004. He has co-managed the CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND since October 2004. Prior to joining Trusco, Mr. Webb served as Senior Portfolio Manager of Seix Investment Advisors, Inc. from May 2000 to May 2004, after serving as Vice President, Fixed Income, at Conning Asset Management from June 1995 to May 2000. He has more than 9 years of investment experience.

Mr. David S. Yealy joined Trusco in 1991. Mr. Yealy has served as Managing Director of Trusco since July 2000, after serving as Vice President of Trusco since September 1999. He has managed the CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND since it began operating in December 1996. He has more than 19 years of investment experience.

                                              PURCHASING AND SELLING FUND SHARES



                                                                  PROSPECTUS  33

(HAND SHAKE ICON)
                  PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer Institutional Shares primarily to various institutional investors, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. Shares are sold without a sales charge, although institutions may charge their customers for services provided in connection with the purchase of shares. Institutional shares will be held of record by (in the name of) your institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Institutional Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interest of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). But you may not purchase shares of the Money Market Funds on federal holidays.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV for each Fund (except the Money Market Funds), a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Funds reserve the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Each Money Market Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern Time.) So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Money Market Funds must receive your order before 2:00 p.m., Eastern Time and federal funds (readily available funds) before 4:00 p.m., Eastern Time. Otherwise, your purchase order will be effective the following Business Day, as long as each Money Market Fund receives federal funds before calculating its NAV the following day.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO YOUR INSTITUTION, INCLUDING SUBSIDIARIES OF SUNTRUST AND ITS AFFILIATES, AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS YOUR INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR INSTITUTION DIRECTLY.

PURCHASING AND SELLING FUND SHARES



        34  PROSPECTUS

HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund (except the Money Market Funds) generally values its investment portfolio at market price. In calculating NAV for each Money Market Fund, each Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Statement of Additional Information. If market prices are unavailable or the Adviser determines in good faith that the market price or amortized cost valuation method is unreliable during certain market conditions or for other reasons, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Each Money Market Fund expects its NAV to remain constant at $1.00 per share, although the Fund cannot guarantee this.

Certain Funds may hold foreign securities that trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of these investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM PURCHASES

To purchase Institutional Shares of the Money Market Funds for the first time, you must invest at least $10,000,000. To purchase Institutional Shares of any Bond Fund for the first time, you must invest at least $1,000,000. A Fund may accept investments of smaller amounts at its discretion.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will

                                              PURCHASING AND SELLING FUND SHARES



                                                                  PROSPECTUS  35

be accepted and your order will be processed at the NAV per share next-determined.

However, the Funds reserve the right to close your account at the then-current day's price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting the Funds. If you are a customer of SunTrust or another institution, you must contact that institution directly for information about how to sell your shares including any specific cut-off times required.

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the NAV next determined after the Funds receive your request.

Redemption orders must be received by the Money Market Funds on a Business Day before 2:00 p.m., Eastern Time. Orders received after 2:00 p.m., Eastern Time will be executed the following Business Day.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after a Fund receives your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), a Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to

PURCHASING AND SELLING FUND SHARES



        36  PROSPECTUS

you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus arrangement because information may not be available regarding beneficial owners. Dealers who purchase Institutional Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES



                                                                  PROSPECTUS  37

continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates and will not qualify for the reduced tax rates applicable to qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum rate of 15% on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI CLASSIC FUND IS TREATED THE SAME AS A SALE.

DIVIDENDS, DISTRIBUTIONS AND TAXES



        38  PROSPECTUS

Shareholders of the Money Market Funds, however, should be aware that because the Funds each expect to maintain a stable $1.00 net asset value per share, they should not expect to realize any gain or loss on the sale or exchange of Money Market Fund shares.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

Except for those certain Funds that expect to distribute federally tax-exempt income (described above), the Funds expect to distribute primarily ordinary income dividends taxable at the maximum rate of 35%.

The Classic Institutional Short-Term Bond Fund and the Classic Institutional Super Short Income Plus Fund each expect that a substantial portion of Fund distributions will represent interest earned on U.S. obligations, while the Classic Institutional U.S. Government Securities Super Short Income Plus Fund expects that some portion of each Funds' distribution will be so derived. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain limitations.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                PROSPECTUS  39

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS



        40  PROSPECTUS

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms, one of which has ceased operations. The auditor's report for each such period, along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Periods Ended May 31,
For a Share Outstanding Throughout the Period

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)     TOTAL FROM
                                     OF PERIOD           INCOME       ON INVESTMENTS     OPERATIONS
                                     ---------           ------       --------------     ----------
CLASSIC INSTITUTIONAL HIGH
 QUALITY BOND FUND

 Institutional Shares

 2004(1)........................       $10.00            $0.12++          $(0.16)++        $(0.04)

CLASSIC INSTITUTIONAL SHORT-TERM
 BOND FUND

 Institutional Shares
 2004...........................       $10.24            $0.19++          $(0.15)++        $ 0.04
 2003...........................        10.03             0.24              0.36             0.60
 2002(2)........................        10.00             0.01              0.03             0.04

CLASSIC INSTITUTIONAL SUPER
 SHORT INCOME PLUS FUND

 Institutional Shares
 2004...........................       $ 2.02            $0.03++          $(0.01)++        $ 0.02
 2003...........................         2.00             0.04              0.02             0.06
 2002(3)........................         2.00             0.01                --             0.01

CLASSIC INSTITUTIONAL TOTAL
 RETURN BOND FUND

 Institutional Shares
 2004(4)........................       $10.00            $0.19++          $(0.18)++        $ 0.01

CLASSIC INSTITUTIONAL U.S.
 GOVERNMENT SECURITIES SUPER
 SHORT INCOME PLUS FUND

 Institutional Shares
 2004...........................       $ 2.01            $0.03++          $(0.01)++        $ 0.02
 2003...........................         2.00             0.04              0.01             0.05
 2002(5)........................         2.00             0.01                --             0.01


                                      DIVIDENDS       DISTRIBUTIONS
                                      FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                  INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                  -----------------   -------------    -----------------
CLASSIC INSTITUTIONAL HIGH
 QUALITY BOND FUND
 Institutional Shares
 2004(1)........................       $(0.12)            $   --             $(0.12)
CLASSIC INSTITUTIONAL SHORT-TERM
 BOND FUND
 Institutional Shares
 2004...........................       $(0.19)            $(0.07)            $(0.26)
 2003...........................        (0.24)             (0.15)             (0.39)
 2002(2)........................        (0.01)                --              (0.01)
CLASSIC INSTITUTIONAL SUPER
 SHORT INCOME PLUS FUND
 Institutional Shares
 2004...........................       $(0.03)            $   --             $(0.03)
 2003...........................        (0.04)                --*             (0.04)
 2002(3)........................        (0.01)                --              (0.01)
CLASSIC INSTITUTIONAL TOTAL
 RETURN BOND FUND
 Institutional Shares
 2004(4)........................       $(0.20)            $   --             $(0.20)
CLASSIC INSTITUTIONAL U.S.
 GOVERNMENT SECURITIES SUPER
 SHORT INCOME PLUS FUND
 Institutional Shares
 2004...........................       $(0.03)            $   --             $(0.03)
 2003...........................        (0.04)                --*             (0.04)
 2002(5)........................        (0.01)                --              (0.01)

+  Returns are for the period indicated and have not been annualized.
++  Per share data calculated using average shares method.
*  Amount represents less than $0.01 per share.
(1) Commenced operations on October 27, 2003. All ratios have been annualized.
(2) Commenced operations on May 14, 2002. All ratios have been annualized.
(3) Commenced operations on April 15, 2002. All ratios have been annualized.
(4) Commenced operations on October 15, 2003. All ratios have been annualized.
(5) Commenced operations on April 11, 2002. All ratios have been annualized. Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  41

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $ 9.84            (0.37)%             $ 25,506               0.65%

                $10.02               0.48%            $ 35,609               0.50%
                 10.24               6.08               20,777               0.52
                 10.03               0.41               16,176               0.57

                $ 2.01               1.01%            $112,453               0.31%
                  2.02               3.16              146,590               0.31
                  2.00               0.30               33,730               0.36

                $ 9.81               0.03%            $ 15,553               0.56%

                $ 2.00               1.01%            $ 77,360               0.24%
                  2.01               2.80               95,277               0.23
                  2.00               0.32               28,138               0.30

              RATIO OF NET       RATIO OF EXPENSES
            INVESTMENT INCOME       TO AVERAGE
               TO AVERAGE           NET ASSETS          PORTFOLIO
               NET ASSETS       (EXCLUDING WAIVERS)   TURNOVER RATE
               ----------       -------------------   -------------
                   2.09%                0.92%                31%

                   1.90%                1.00%                70%
                   2.32                 1.02                146
                   2.60                 1.07                 --

                   1.50%                0.86%                83%
                   1.84                 0.86                 56
                   2.44                 0.91                 30

                   3.05%                0.90%               121%

                   1.25%                0.77%               109%
                   1.76                 0.76                 87
                   2.42                 0.83                 34

FINANCIAL HIGHLIGHTS



        42  PROSPECTUS

For the Periods Ended May 31, (unless otherwise noted)
For a Share Outstanding Throughout the Periods

                                      NET ASSET              NET            NET REALIZED
                                  VALUE, BEGINNING       INVESTMENT          GAIN (LOSS)
                                      OF PERIOD            INCOME          ON INVESTMENTS
                                      ---------            ------          --------------
CLASSIC INSTITUTIONAL CASH
  MANAGEMENT MONEY MARKET FUND
  Institutional Shares
    2004........................        $1.00               $0.01               $  --
    2003........................         1.00                0.01                  --
    2002........................         1.00                0.03                  --
    2001........................         1.00                0.06                  --
    2000........................         1.00                0.05                  --

CLASSIC INSTITUTIONAL U.S.
  GOVERNMENT SECURITIES MONEY
  MARKET FUND
  Institutional Shares
    2004........................        $1.00               $0.01               $  --
    2003........................         1.00                0.01                  --
    2002........................         1.00                0.03                  --
    2001........................         1.00                0.06                  --
    2000........................         1.00                0.05                  --

CLASSIC INSTITUTIONAL U.S.
  TREASURY SECURITIES MONEY
  MARKET FUND
  Institutional Shares
    2004........................        $1.00               $0.01               $  --
    2003........................         1.00                0.01                  --
    2002........................         1.00                0.02                  --
    2001........................         1.00                0.06                  --
    2000........................         1.00                0.05                  --

                                                          DIVIDENDS       DISTRIBUTIONS
                                     TOTAL FROM           FROM NET        FROM REALIZED
                                     OPERATIONS       INVESTMENT INCOME   CAPITAL GAINS
                                     ----------       -----------------   -------------
CLASSIC INSTITUTIONAL CASH
  MANAGEMENT MONEY MARKET FUND
  Institutional Shares
    2004........................        $0.01              $(0.01)            $  --*
    2003........................         0.01               (0.01)               --
    2002........................         0.03               (0.03)               --
    2001........................         0.06               (0.06)               --
    2000........................         0.05               (0.05)               --

CLASSIC INSTITUTIONAL U.S.
  GOVERNMENT SECURITIES MONEY
  MARKET FUND
  Institutional Shares
    2004........................        $0.01              $(0.01)            $  --
    2003........................         0.01               (0.01)               --
    2002........................         0.03               (0.03)               --
    2001........................         0.06               (0.06)               --
    2000........................         0.05               (0.05)               --

CLASSIC INSTITUTIONAL U.S.
  TREASURY SECURITIES MONEY
  MARKET FUND
  Institutional Shares
    2004........................        $0.01              $(0.01)            $  --*
    2003........................         0.01               (0.01)               --*
    2002........................         0.02               (0.02)               --
    2001........................         0.06               (0.06)               --
    2000........................         0.05               (0.05)               --

+ Returns are for the period indicated and have not been annualized. (The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.)
*  Amount represents less than $0.01 per share.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  43


           TOTAL DIVIDENDS                                              NET ASSETS,
                 AND         NET ASSET VALUE,          TOTAL              END OF
            DISTRIBUTIONS      END OF PERIOD          RETURN+          PERIOD (000)
            -------------      -------------          -------          ------------
               $(0.01)             $1.00               0.86%            $2,368,849
                (0.01)              1.00               1.46              2,985,750
                (0.03)              1.00               2.68              3,409,606
                (0.06)              1.00               6.13              3,229,400
                (0.05)              1.00               5.56              2,311,685

               $(0.01)             $1.00               0.82%            $  858,260
                (0.01)              1.00               1.40              1,040,066
                (0.03)              1.00               2.61              1,025,714
                (0.06)              1.00               5.98                896,189
                (0.05)              1.00               5.39                650,626

               $(0.01)             $1.00               0.77%            $  420,948
                (0.01)              1.00               1.30                653,340
                (0.02)              1.00               2.28                551,599
                (0.06)              1.00               5.74                580,227
                (0.05)              1.00               5.25                329,725

                                   RATIO OF NET       RATIO OF EXPENSES
               RATIO OF NET      INVESTMENT INCOME       TO AVERAGE
               EXPENSES TO          TO AVERAGE           NET ASSETS
            AVERAGE NET ASSETS      NET ASSETS       (EXCLUDING WAIVERS)
            ------------------      ----------       -------------------
                   0.25%               0.86%                 0.29%
                   0.25                1.45                  0.29
                   0.25                2.61                  0.29
                   0.25                5.91                  0.30
                   0.25                5.42                  0.30

                   0.27%               0.82%                 0.29%
                   0.26                1.39                  0.29
                   0.27                2.49                  0.30
                   0.26                5.72                  0.29
                   0.25                5.27                  0.29

                   0.26%               0.71%                 0.29%
                   0.26                1.23                  0.29
                   0.26                2.25                  0.30
                   0.27                5.44                  0.30
                   0.25                5.17                  0.31

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  PRIVACY POLICY

STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER
Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about the STI Classic Institutional Bond and Money Market Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:


BY TELEPHONE: Call 1-800-428-6970


BY MAIL: Write to the Funds
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219


FROM THE FUNDS' WEBSITE: www.sticlassicfunds.com


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                   STIPUIBMM1004

STI CLASSIC FUNDS
BOND AND MONEY MARKET FUNDS
T SHARES

PROSPECTUS

        OCTOBER 1, 2004

BOND FUNDS

CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND
FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
HIGH INCOME FUND
INVESTMENT GRADE BOND FUND
INVESTMENT GRADE TAX-EXEMPT BOND FUND
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
MARYLAND MUNICIPAL BOND FUND
SHORT-TERM BOND FUND
SHORT-TERM U.S. TREASURY SECURITIES FUND
STRATEGIC INCOME FUND
U.S. GOVERNMENT SECURITIES FUND
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
VIRGINIA MUNICIPAL BOND FUND

MONEY MARKET FUNDS
PRIME QUALITY MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
U.S. TREASURY MONEY MARKET FUND
VIRGINIA TAX-FREE MONEY MARKET FUND


        INVESTMENT ADVISER:
        TRUSCO CAPITAL MANAGEMENT, INC.
        (the "Adviser")



        (STI CLASSIC FUNDS LOGO)

        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS
ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the T Shares of the Bond and Money Market Funds (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

 2      CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND

 4      CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND


 7      CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND


 9      FLORIDA TAX-EXEMPT BOND FUND


 12     GEORGIA TAX-EXEMPT BOND FUND


 15     HIGH INCOME FUND


 18     INVESTMENT GRADE BOND FUND


 21     INVESTMENT GRADE TAX-EXEMPT BOND FUND


 24     LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND


 27     MARYLAND MUNICIPAL BOND FUND


 30     SHORT-TERM BOND FUND


 33     SHORT-TERM U.S. TREASURY SECURITIES FUND


 36     STRATEGIC INCOME FUND


 39     U.S. GOVERNMENT SECURITIES FUND


 42     VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

 45     VIRGINIA MUNICIPAL BOND FUND


 48     PRIME QUALITY MONEY MARKET FUND


 50     TAX-EXEMPT MONEY MARKET FUND


 52     U.S. GOVERNMENT SECURITIES MONEY MARKET FUND


 54     U.S. TREASURY MONEY MARKET FUND


 56     VIRGINIA TAX-FREE MONEY MARKET FUND


 58     MORE INFORMATION ABOUT RISK


 60     MORE INFORMATION ABOUT FUND INVESTMENTS


 60     INVESTMENT ADVISER


 61     PORTFOLIO MANAGERS


 62     PURCHASING AND SELLING FUND SHARES


 65     DIVIDENDS AND DISTRIBUTIONS


 65     TAXES


 68     FINANCIAL HIGHLIGHTS

INSIDE  PRIVACY POLICY
BACK
COVER
BACK    HOW TO OBTAIN MORE INFORMATION
COVER    ABOUT THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------

(SUITCASE  FUND SUMMARY
  ICON)

(TELESCOPE INVESTMENT STRATEGY
  ICON)

(LIFE      WHAT ARE THE PRINCIPAL RISKS OF INVESTING?
PRESERVER
  ICON)

(TARGET    PERFORMANCE INFORMATION
  ICON)

(LINE      WHAT IS AN INDEX?
  GRAPH
  ICON)

(COIN      FUND FEES AND EXPENSES
  ICON)


(MOUNTAIN  MORE INFORMATION ABOUT FUND INVESTMENTS
  ICON)

(MAGNIFYING INVESTMENT ADVISER
  GLASS
  ICON)

(HAND      PURCHASING AND SELLING FUND SHARES
  SHAKE
  ICON)

--------------------------------------------------------------------------------
OCTOBER 1, 2004

                                                                   PROSPECTUS  1

                                                            CUSIP/TICKER SYMBOLS

FUND NAME                                              CLASS     INCEPTION*   TICKER     CUSIP


BOND FUNDS

Classic Institutional High Quality Bond Fund           T Shares   11/13/03    SHQTX      784767477

Classic Institutional Super Short Income Plus
  Fund                                                 T Shares    10/3/02    STSSX      784767584

Classic Institutional Total Return Bond Fund           T Shares    1/14/04    STBTX      784767469

Florida Tax-Exempt Bond Fund                           T Shares    1/25/94    SCFTX      784766719

Georgia Tax-Exempt Bond Fund                           T Shares    1/18/94    SGATX      784766685

High Income Fund                                       T Shares    10/3/01    STHTX      784767766

Investment Grade Bond Fund                             T Shares    7/16/92    STIGX      784766701

Investment Grade Tax-Exempt Bond Fund                  T Shares   10/21/93    STTBX      784766883

Limited-Term Federal Mortgage Securities Fund          T Shares     6/6/94    SLMTX      784766628

Maryland Municipal Bond Fund                           T Shares     3/1/96    CMDTX      784766131

Short-Term Bond Fund                                   T Shares    3/15/93    SSBTX      784766826

Short-Term U.S. Treasury Securities Fund               T Shares    3/15/93    SUSTX      784766792

Strategic Income Fund                                  T Shares   11/30/01    STICX      784767691

U.S. Government Securities Fund                        T Shares     8/1/94    SUGTX      784766644

Virginia Intermediate Municipal Bond Fund              T Shares    1/11/93    CRVTX      784767105

Virginia Municipal Bond Fund                           T Shares     4/4/95    CVMTX      784766164

MONEY MARKET FUNDS

Prime Quality Money Market Fund                        T Shares     6/8/92    SQTXX      784766107

Tax-Exempt Money Market Fund                           T Shares     6/8/92    STTXX      784766503

U.S. Government Securities Money Market Fund           T Shares     6/8/92    STUXX      784766305

U.S. Treasury Money Market Fund                        T Shares    2/18/87    CUSXX      784767402

Virginia Tax-Free Money Market Fund                    T Shares    6/15/89    CFMXX      784767501


* The performance included under "Performance Information" may include the performance of other classes of the Fund and/or predecessors of the Fund.

                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund (other than a money market fund) is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND



           2  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Current income and price appreciation

INVESTMENT FOCUS                             High quality fixed income securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify intermediate duration securities that offer solid return potential and yield

INVESTOR PROFILE                             Conservative investors seeking to maximize income and yield consistent with intermediate share price volatility


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Classic Institutional High Quality Bond Fund invests at least 80% of its assets in high quality fixed income securities, primarily utilizing U.S. government, A rated or higher, corporate bonds and mortgage-backed securities (rated A or better by at least one National Statistical Ratings Organization). The Fund may also invest in futures, options, taxable municipal securities, asset backed securities and CMOs. The Adviser allocates the Fund's investments based on the Adviser's analysis of duration, yield curve structure, relative value sector and security analysis. The average duration of the Fund's portfolio will typically range from 3 to 10 years. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Classic Institutional High Quality Bond Fund commenced operations on October 27, 2003, and therefore does not have performance history for a full calendar year.

                                    CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND



                                                                   PROSPECTUS  3

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.50%
Other Expenses*                                               0.47%
                                                              -----------------
Total Annual Operating Expenses**                             0.97%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Classic Institutional High Quality Bond Fund - T Shares    0.82%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $99      $309      $536      $1,190

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND



           4  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income consistent with preserving capital and maintaining liquidity

INVESTMENT FOCUS                             Short duration investment grade money market and fixed
                                             income securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify short duration securities that offer a comparably better return potential and yield than money
                                             market funds

INVESTOR PROFILE                             Conservative investors seeking to maximize income consistent with limited share price volatility


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Classic Institutional Super Short Income Plus Fund invests at least 80% of its net assets in short duration, investment grade money market and fixed income securities including, but not limited to, U.S. Treasury and agency securities, obligations of supranational entities and foreign governments, domestic and foreign corporate debt obligations, taxable municipal debt securities, mortgage backed and asset backed securities, repurchase agreements, and other mutual funds. The Fund normally expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given level of credit risk and maturity. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The price (NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be as a result of economic developments or Federal Reserve policy while issuer specific changes in yield may be as a result of a change in creditworthiness of a particular issuer or industry. In general, the NAV of the Fund will rise when interests rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund's average weighted duration between three months and one year and (b) diversifying the Fund among issuers and industries.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. government debt securities may under perform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or

                              CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND



                                                                   PROSPECTUS  5

similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."
(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.
This bar chart shows the performance of the Fund's T Shares for the last year.*

(BAR CHART)


2003                     0.94%

      BEST QUARTER               WORST QUARTER



          0.41%                     -0.17%



        (3/31/03)                 (12/31/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.65%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Citigroup 6-Month Treasury Bill Index, iMoneyNet First Tier Institutional Average, and Lipper Ultra-Short Obligation Funds Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES                      1 YEAR   SINCE INCEPTION*

Fund Returns Before Taxes     0.94%         0.73%

Fund Returns After Taxes
on Distributions              0.43%         0.18%

Fund Returns After Taxes
on Distributions and Sale
of Fund Shares                0.61%         0.30%

Citigroup 6-Month Treasury
Bill Index                    1.18%         1.27%

iMoneyNet, Inc. First Tier
Institutional Average         0.84%         0.92%
Lipper Ultra-Short
Obligation Funds Average      1.50%         1.79%

* Since inception of the T Shares on October 3, 2002. Benchmark returns since September 30, 2002 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 6-Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury Bills. iMoneyNet, Inc. First Tier Institutional Average is a widely recognized composite of money market funds that invest in securities rated in the highest category by at least two recognized rating agencies. The Lipper Ultra-Short Obligation Funds Average consists of funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. The number of funds in the Average varies.

CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND



           6  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.50%

Other Expenses*                                               0.32%
                                                              -----------------

Total Annual Operating Expenses**                             0.82%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Classic Institutional Super Short Income Plus Fund - T
  Shares                                                        0.51%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS



   $84      $262      $455      $1,014

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                    CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND



                                                                   PROSPECTUS  7

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Current income and price appreciation

INVESTMENT FOCUS                             Government, corporate, and mortgage-backed securities, plus other opportunistic investments

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to recognize relative value in fixed income markets

INVESTOR PROFILE                             Investors seeking diversification and attractive total
                                             returns in the fixed income market


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Classic Institutional Total Return Bond Fund invests at least 80% of its net assets in a wide array of fixed income securities, primarily utilizing U.S. government, investment grade corporate, and mortgage-backed securities. The Fund may also invest in high yield securities, international bonds, convertible bonds, futures, options, preferred stocks, taxable municipal securities, asset backed securities and CMOs. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of duration, yield curve structure and relative value sector and security analysis. The average weighted maturity of the Fund's portfolio will typically range from 4 to 10 years. Due to its investment strategy the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.

CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND



           8  PROSPECTUS

Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Classic Institutional Total Return Bond Fund commenced operations on October 15, 2003, and therefore does not have performance history for a full calendar year.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.45%

Other Expenses*                                               0.42%
                                                              -----------------

Total Annual Operating Expenses**                             0.87%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.


Classic Institutional Total Return Bond Fund - T Shares    0.72%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $89      $278      $482      $1,073

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                    FLORIDA TAX-EXEMPT BOND FUND



                                                                   PROSPECTUS  9

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Current income exempt from federal income taxes for Florida residents with shares themselves expected to be exempt from the Florida intangible personal property tax

INVESTMENT FOCUS                             Florida municipal securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to invest more Fund assets in undervalued sectors and less in overvalued ones

INVESTOR PROFILE                             Florida residents who want income exempt from federal income taxes


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Florida Tax-Exempt Bond Fund invests at least 80% of its net assets in municipal securities with income exempt from federal income taxes, and the shares themselves are expected to be exempt from the Florida intangible personal property tax. Issuers of these securities can be located in Florida, Puerto Rico and other U.S. territories and possessions. In addition, up to 20% of the Fund's assets may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser tries to diversify the Fund's holdings within Florida. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 6 to 25 years. Under certain circumstances, such as a national financial emergency or a temporary decline in availability of Florida obligations, up to 20% of the Fund's assets may be invested in securities subject to the Florida intangible personal property tax and/or securities that generate income subject to federal personal income taxes. These securities may include short-term municipal securities outside Florida or certain taxable fixed income securities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Florida subjects the Fund to economic and government policies within Florida.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

FLORIDA TAX-EXEMPT BOND FUND



          10  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1995                    15.85%

1996                     3.94%

1997                     7.82%

1998                     6.24%

1999                    -2.31%

2000                    11.64%

2001                     3.68%

2002                    10.57%

2003                     4.11%

      BEST QUARTER               WORST QUARTER



          6.18%                     -2.30%



        (3/31/95)                  (6/30/99)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -1.60%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers 10-Year Municipal Bond Index and the Lipper Florida Municipal Debt Funds Objective. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

Fund Returns
Before Taxes           4.11%     5.41%         5.93%

Fund Returns
After Taxes on
Distributions          3.71%     5.22%         5.75%

Fund Returns
After Taxes on
Distributions and
Sale
of Fund Shares         4.03%     5.09%         5.60%

Lehman Brothers
10-Year Municipal
Bond Index (reflects
no deduction for
fees, expenses or
taxes)                 5.70%     5.91%         6.05%

Lipper Florida
Municipal Debt Funds
Objective (reflects
no deduction for
taxes)                 4.35%     4.44%         4.98%


* Since inception of the T Shares on January 25, 1994. Benchmark returns since January 31, 1994 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Florida Municipal Debt Funds Objective is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the Florida intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Objective varies.

                                                    FLORIDA TAX-EXEMPT BOND FUND



                                                                  PROSPECTUS  11

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses**                             0.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Florida Tax-Exempt Bond Fund - T Shares    0.68%


-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS      5 YEARS      10 YEARS
 $73         $227         $395          $883

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

GEORGIA TAX-EXEMPT BOND FUND



          12  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Current income exempt from federal and state income taxes
                                             for Georgia residents without undue risk

INVESTMENT FOCUS                             Georgia municipal securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to invest more Fund assets in undervalued sectors and less in overvalued ones

INVESTOR PROFILE                             Georgia residents who want income exempt from federal and
                                             state income taxes


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Georgia Tax-Exempt Bond Fund invests at least 80% of its net assets in municipal securities with income exempt from federal and Georgia income taxes. Issuers of these securities can be located in Georgia, Puerto Rico and other U.S. territories and possessions. In addition, up to 20% of the Fund's assets may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser tries to diversify the Fund's holdings within Georgia. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 6 to 25 years. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic conditions and government policies within Georgia.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                    GEORGIA TAX-EXEMPT BOND FUND



                                                                  PROSPECTUS  13

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1995                    13.51%

1996                     3.53%

1997                     8.17%

1998                     5.79%

1999                    -2.26%

2000                     9.43%

2001                     4.32%

2002                     9.17%

2003                     3.85%

      BEST QUARTER               WORST QUARTER



          5.02%                     -2.30%



        (3/31/95)                  (6/30/99)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -1.83%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers 10-Year Municipal Bond Index and the Lipper Georgia Municipal Debt Funds Objective. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

Fund Returns
Before Taxes           3.85%     4.81%         4.94%

Fund Returns
After Taxes on
Distributions          3.74%     4.77%         4.88%

Fund Returns
After Taxes on
Distributions and
Sale
of Fund Shares         3.84%     4.66%         4.79%

Lehman Brothers
10-Year Municipal
Bond Index (reflects
no deduction for
fees, expenses or
taxes)                 5.70%     5.91%         6.05%

Lipper Georgia
Municipal Debt Funds
Objective (reflects
no deduction for
taxes)                 4.61%     4.68%         4.93%


* Since inception of the T Shares on January 18, 1994. Benchmark returns since January 31, 1994 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Georgia Municipal Debt Funds Objective is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the Georgia intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Objective varies.

GEORGIA TAX-EXEMPT BOND FUND



          14  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.07%
                                                              -------------------

Total Annual Operating Expenses**                             0.72%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Georgia Tax-Exempt Bond Fund - T
  Shares                                  0.68%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $74      $230      $ 401      $894

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                                HIGH INCOME FUND



                                                                  PROSPECTUS  15

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL

  PRIMARY                                    High current income

  SECONDARY                                  Total return

INVESTMENT FOCUS                             High yield corporate, government, and other debt instruments of U.S. and non U.S. issuers

SHARE PRICE VOLATILITY                       High

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify lower-rated securities offering high
                                             current income of issuers generating adequate cash flow to meet their obligations

INVESTOR PROFILE                             Investors who seek high current income and who are willing to accept greater share price volatility through investment in high yield, below investment grade debt instruments


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The High Income Fund invests primarily in a diversified portfolio of higher yielding, lower rated income producing securities of
U.S. and non-U.S. issuers. The Fund will invest at least 65%, and may invest up to 100%, of its assets in securities rated as "non-investment grade" by Moody's Investor Services, Inc. or by Standard & Poor's Rating Services or in unrated securities if, in the Adviser's opinion, they are of comparable quality. Such securities are commonly known as "junk bonds" and offer greater risks than investment grade bonds (i.e., rated BBB- or above by S&P or Baa3 or above by Moody's). In selecting debt securities for the Fund, the Adviser seeks out companies with good fundamentals and performing prospects that are currently out of favor with investors. The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuer's ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the

HIGH INCOME FUND



          16  PROSPECTUS

security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For information about the risks involved when investing in derivatives, see "More Information About Risk."
(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


2002                -3.33%

2003                25.81%

      BEST QUARTER               WORST QUARTER



          8.73%                     -5.50%



        (6/30/03)                  (6/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 1.38%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers U.S. Corporate High Yield Bond Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES                     1 YEAR   SINCE INCEPTION*

Fund Returns
Before Taxes                 25.81%        10.77%

Fund Returns
After Taxes on
Distributions                22.20%         7.32%

Fund Returns
After Taxes on
Distributions and Sale
of Fund Shares               16.55%         6.98%

Lehman Brothers U.S.
Corporate High Yield Bond
Index (reflects no
deduction for fees,
expenses or taxes)           28.97%        14.08%


* Since inception of the T Shares on October 3, 2001. Benchmark returns since September 30, 2001 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Corporate High Yield Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index which covers the universe of fixed rate, non-investment grade debt.

                                                                HIGH INCOME FUND



                                                                  PROSPECTUS  17

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.80%

Other Expenses*                                               0.07%
                                                              -----------------

Total Annual Operating Expenses**                             0.87%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

High Income Fund - T Shares    0.73%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $89      $278      $482      $1,073

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

INVESTMENT GRADE BOND FUND



          18  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High total return through current income and capital
                                             appreciation, while preserving the principal amount invested

INVESTMENT FOCUS                             Investment grade U.S. government and corporate debt
                                             securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify relatively inexpensive securities in a selected market index

INVESTOR PROFILE                             Investors who want to receive income from their investment, as well as an increase in the value of the investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Investment Grade Bond Fund invests at least 80% of its net assets in investment grade fixed income securities. The Adviser focuses on corporate debt securities, U.S. Treasury obligations, and mortgage-backed securities. In selecting investments for the Fund, the Adviser tries to minimize risk while attempting to outperform selected market indices. Currently, the Adviser's selected index is the Lehman Brothers U.S. Government/Credit Index, a widely-recognized, unmanaged index of investment grade government and corporate debt securities. The Adviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of historical data, yield information and credit ratings. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                      INVESTMENT GRADE BOND FUND



                                                                  PROSPECTUS  19

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                    -3.32%

1995                    17.80%

1996                     2.34%

1997                     9.08%

1998                     9.19%

1999                    -1.53%

2000                     6.57%

2001                     9.06%

2002                     7.42%

2003                     3.70%


      BEST QUARTER               WORST QUARTER



          6.11%                     -2.67%



        (6/30/95)                  (3/31/94)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.57%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Objective. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES                     1 YEAR   5 YEARS   10 YEARS

Fund Returns
Before Taxes                 3.70%     4.98%     5.87%

Fund Returns
After Taxes on
Distributions                2.36%     2.91%     3.59%

Fund Returns
After Taxes on
Distributions and Sale
of Fund Shares               2.40%     2.93%     3.57%

Lehman Brothers U.S.
Government/Credit Index
(reflects no deduction for
fees, expenses or taxes)     4.67%     6.66%     6.98%

Lehman Brothers U.S.
Aggregate Bond Index
(reflects no deduction for
fees, expenses or taxes)     4.10%     6.62%     6.95%

Lipper Intermediate
Investment-Grade Debt Funds
Objective (reflects no
deduction for taxes)         4.56%     5.81%     6.16%


INVESTMENT GRADE BOND FUND



          20  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized composite made up of the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index which include U.S. government, Treasury and agency securities, as well as high grade corporate bonds. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment-Grade Debt Funds Objective is a widely-recognized, equally weighted average that invests primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The number of funds in the Objective varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.74%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses                               0.80%

* The expense information in the table has been restated to reflect current fees.


-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $82      $255      $444       $990

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                           INVESTMENT GRADE TAX-EXEMPT BOND FUND



                                                                  PROSPECTUS  21

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation,
                                             while preserving the principal amount invested

INVESTMENT FOCUS                             Investment grade municipal securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to invest more Fund assets in undervalued sectors and less in overvalued ones

INVESTOR PROFILE                             Investors who want to receive tax-free current income and an increase in the value of their investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Investment Grade Tax-Exempt Bond Fund invests at least 80% of its net assets in investment grade tax-exempt obligations, like municipal securities. The issuers of these securities may be located in any U.S. state, territory or possession. In addition, up to 20% of the Fund may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

INVESTMENT GRADE TAX-EXEMPT BOND FUND



          22  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*
(BAR CHART)


1994                    -0.32%

1995                    14.97%

1996                     5.52%

1997                     7.79%

1998                     7.06%

1999                    -0.26%

2000                    10.87%

2001                     5.51%

2002                    10.38%

2003                     4.41%

      BEST QUARTER               WORST QUARTER



          6.07%                     -3.14%



        (3/31/95)                  (3/31/94)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.50%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average total returns for the periods ended December 31, 2003, to those of the Lehman Brothers 5-Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Objective. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES                    1 YEAR   5 YEARS   10 YEARS

Fund Returns
Before Taxes                4.41%     6.10%     6.50%

Fund Returns
After Taxes on
Distributions               3.75%     5.34%     5.55%

Fund Returns
After Taxes on
Distributions and Sale
of Fund Shares              3.81%     5.24%     5.48%

Lehman Brothers 5-Year
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)    4.13%     5.57%     5.42%

Lipper Intermediate
Municipal Debt Funds
Objective (reflects no
deduction for taxes)        4.00%     4.87%     5.08%


                                           INVESTMENT GRADE TAX-EXEMPT BOND FUND



                                                                  PROSPECTUS  23

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year Municipal Bond Index is a widely-recognized index of intermediate investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years. The Lipper Intermediate Municipal Debt Funds Objective is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the average of intermediate term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Objective varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.74%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses                               0.80%

* The expense information in the table has been restated to reflect current fees.


-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS      5 YEARS      10 YEARS

 $82         $255         $444          $990

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND



          24  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital

INVESTMENT FOCUS                             Mortgage-backed securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities that are less prone to
                                             prepayment risk

INVESTOR PROFILE                             Conservative investors who want to receive income from their investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Limited-Term Federal Mortgage Securities Fund invests at least 80% of its net assets in U.S. government agency mortgage-backed securities, such as Fannie Mae, GNMA and collateralized mortgage obligations. In selecting investments for the Fund, the Adviser tries to identify securities that the Adviser expects to perform well in rising and falling markets. The Adviser also attempts to reduce the risk that the underlying mortgages are prepaid by focusing on securities that it believes are less prone to this risk. For example, Fannie Mae or GNMA securities that were issued years ago may be less prone to prepayment risk because there have been many opportunities for prepayment, but few have occurred. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND



                                                                  PROSPECTUS  25

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*
(BAR CHART)


1995                    12.14%

1996                     4.53%

1997                     6.74%

1998                     6.90%

1999                     1.25%

2000                     8.60%

2001                     7.41%

2002                     7.50%

2003                     1.42%

      BEST QUARTER               WORST QUARTER



          4.36%                     -0.94%



        (9/30/01)                  (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.03%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Merrill Lynch 1-5 Year AAA U.S. Treasuries/ Agencies Index and the Merrill Lynch 1-5 Year U.S. Treasuries Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

Fund Returns
Before Taxes           1.42%     5.18%         5.88%

Fund Returns
After Taxes on
Distributions          0.35%     3.31%         3.68%

Fund Returns
After Taxes on
Distributions and
Sale
of Fund Shares         0.92%     3.25%         3.64%

Merrill Lynch 1-5
Year AAA U.S.
Treasuries/ Agencies
Index (reflects no
deduction for fees,
expenses or taxes)     2.15%     5.82%         6.44%

Merrill Lynch
1-5 Year
U.S. Treasuries
Index (reflects no
deduction for fees,
expenses or taxes)     2.06%     5.72%         6.40%


* Since inception of the T Shares on June 6, 1994. Benchmark returns since May 31, 1994 (benchmark returns available only on a month end basis).

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND



          26  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch 1-5 Year AAA U.S. Treasuries/Agencies Index includes U.S. government and agency bonds that have a minimum issue size of $150 million. The current market value of the Index is $1.50 trillion with duration of 2.06 years and yield to maturity of 2.48%. The Merrill Lynch 1-5 Year U.S. Treasuries Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. Treasury securities with maturities of 1 year or greater and no more than 5 years.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.06%
                                                              -------------------

Total Annual Operating Expenses**                             0.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Limited-Term Federal Mortgage Securities Fund - T Shares    0.68%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $73      $227      $395       $883

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                    MARYLAND MUNICIPAL BOND FUND



                                                                  PROSPECTUS  27

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income exempt from federal and Maryland income tax, consistent with preservation of capital

INVESTMENT FOCUS                             Maryland municipal securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Invests primarily in investment grade municipal securities

INVESTOR PROFILE                             Maryland residents who want income exempt from federal and state income taxes


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Maryland Municipal Bond Fund invests at least 80% of its net assets in municipal securities, including securities subject to the alternative minimum tax, with income exempt from federal and Maryland income taxes. In addition, up to 20% of the Fund's assets may be invested in certain taxable debt securities. Issuers of these securities can be located in Maryland, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. There are no limits on the Fund's average weighted maturity or on the remaining maturities of individual securities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. The Fund's concentration of investments in securities of issuers located in Maryland subjects the Fund to economic and government policies of Maryland.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1997                     8.78%

1998                     5.87%

1999                    -3.33%

2000                    11.31%

2001                     4.54%

2002                     8.91%

2003                     4.22%

      BEST QUARTER               WORST QUARTER



          4.24%                     -1.52%



        (9/30/02)                  (9/30/99)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.79%.

MARYLAND MUNICIPAL BOND FUND



          28  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers 10-Year Municipal Bond Index and the Lipper Maryland Municipal Debt Funds Objective. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

Fund Returns
Before Taxes           4.22%     5.01%         5.05%

Fund Returns
After Taxes on
Distributions          3.85%     4.92%         4.99%

Fund Returns
After Taxes on
Distributions and
Sale
of Fund Shares         4.26%     4.82%         4.89%

Lehman Brothers
10-Year Municipal
Bond Index (reflects
no deduction for
fees, expenses or
taxes)                 5.70%     5.91%         6.31%

Lipper Maryland
Municipal Debt Funds
Objective (reflects
no
deduction for taxes)   4.10%     4.50%         5.09%


* Since inception of the T Shares on March 1, 1996. Benchmark returns since February 29, 1996 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Maryland Municipal Debt Funds Objective is an average of funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). The number of funds in the Objective varies.

                                                    MARYLAND MUNICIPAL BOND FUND



                                                                  PROSPECTUS  29

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

(COIN ICON)
             FUND FEES AND EXPENSES

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.11%
                                                              -------------------

Total Annual Operating Expenses**                             0.76%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Maryland Municipal Bond Fund - T Shares    0.68%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS      5 YEARS      10 YEARS

 $78         $243         $422          $942

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

SHORT-TERM BOND FUND



          30  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital

INVESTMENT FOCUS                             Investment grade U.S. government and corporate debt
                                             securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities that offer a comparably
                                             better return than similar securities for a given level of credit risk

INVESTOR PROFILE                             Income oriented investors who are willing to accept
                                             increased risk for the possibility of returns greater than money market investing


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Short-Term Bond Fund invests at least 80% of its net assets in a diversified portfolio of short-
to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund expects that it will normally maintain an effective maturity of 3 years or less. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                            SHORT-TERM BOND FUND



                                                                PROSPECTUS  31

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                    -0.07%

1995                    11.77%

1996                     3.90%

1997                     6.78%

1998                     6.84%

1999                     0.92%

2000                     7.64%

2001                     7.54%

2002                     2.59%

2003                     2.53%

      BEST QUARTER               WORST QUARTER



          3.86%                     -0.75%



        (9/30/01)                 (12/31/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.15%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Citigroup 1-3 Year Government/Credit Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES                    1 YEAR   5 YEARS   10 YEARS

Fund Returns
Before Taxes                2.53%     4.20%     4.99%

Fund Returns
After Taxes on
Distributions               1.57%     2.40%     2.96%

Fund Returns
After Taxes on
Distributions and Sale
of Fund Shares              1.64%     2.45%     2.98%

Citigroup 1-3 Year
Government/Credit Index
(reflects no deduction for
fees, expenses or taxes)    2.88%     5.86%     5.93%


(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 1-3 Year Government/ Credit Index is a widely-recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade
(BBB). The securities in the Index have maturities of 1 year or greater and less than 3 years.

SHORT-TERM BOND FUND



          32  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses**                             0.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Short-Term Bond Fund - T Shares    0.67%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $73      $227      $395       $883

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                        SHORT-TERM U.S. TREASURY SECURITIES FUND



                                                                  PROSPECTUS  33

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital

INVESTMENT FOCUS                             Short-term U.S. Treasury securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify Treasury securities with maturities
                                             that offer a comparably better return potential and yield
                                             than either shorter maturity or longer maturity securities for a given level of interest rate risk

INVESTOR PROFILE                             Income oriented investors who are willing to accept
                                             increased risk for the possibility of returns greater than money market investing


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Short-Term U.S. Treasury Securities Fund invests exclusively in short-term U.S. Treasury securities (those with remaining maturities of 3 years or less) and shares of registered money market funds that invest in the foregoing. The Fund intends to maintain an average weighted maturity from 1 to 2 years. The Fund offers investors the opportunity to capture the advantage of investing in short-term bonds over money market instruments. Generally, short-term bonds offer a comparably better return than money market instruments, with a modest increase in interest rate risk. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view toward maximizing returns and yield. The Adviser tries to select those U.S. Treasury securities that offer the best risk/reward trade-off. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. Treasury securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                    1.41%

1995                    8.58%

1996                    4.52%

1997                    5.86%

1998                    6.24%

1999                    2.71%

2000                    6.65%

2001                    6.55%

2002                    4.61%

2003                    1.37%

      BEST QUARTER               WORST QUARTER



          2.64%                     -0.10%



        (9/30/01)                  (3/31/94)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.36%.

SHORT-TERM U.S. TREASURY SECURITIES FUND



          34  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Citigroup 1-3 Year Treasury Index and the Citigroup 6-Month Treasury Bill Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES                    1 YEAR   5 YEARS   10 YEARS

Fund Returns
Before Taxes                 1.37%    4.35%      4.82%

Fund Returns
After Taxes on
Distributions                0.53%    2.78%      3.01%

Fund Returns
After Taxes on
Distributions and Sale
of Fund Shares               1.01%    2.74%      2.98%

Citigroup 1-3 Year
Treasury Index (reflects
no deduction for fees,
expenses or taxes)           1.88%    5.37%      5.65%

Citigroup 6-Month Treasury
Bill Index (reflects no
deduction for fees,
expenses or taxes)           1.18%    3.67%      4.47%


(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------

          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 1-3 Year Treasury Index is a widely-recognized index of U.S. Treasury securities with maturities of one year or greater and less than three years. The Citigroup 6-Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury bills.

                                        SHORT-TERM U.S. TREASURY SECURITIES FUND



                                                                  PROSPECTUS  35

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.07%
                                                              -----------------

Total Annual Operating Expenses**                             0.72%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Short-Term U.S. Treasury Securities Fund - T Shares    0.67%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS      5 YEARS      10 YEARS
 $74         $230         $401          $894

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

STRATEGIC INCOME FUND



          36  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL

  PRIMARY                                    Current income

  SECONDARY                                  Preservation of capital

INVESTMENT FOCUS                             High yield corporate, government, and other debt instruments of U.S. and non U.S. issuers

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income while reducing share price
                                             volatility through diversification across three major
                                             sectors of the fixed income market

INVESTOR PROFILE                             Investors who seek high current income with reduced risk of share price volatility


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Strategic Income Fund invests primarily in a diversified portfolio of high yield corporate, U.S. government and international bonds. The Fund will maintain a minimum average credit quality rating of BBB. The Fund will invest at least 15%, but not more than 60%, of its assets in a particular sector. In selecting debt securities for the Fund, the Adviser seeks out companies with good fundamentals and performing prospects that are currently out of favor with investors. The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuer's ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                           STRATEGIC INCOME FUND



                                                                  PROSPECTUS  37

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


2002                     3.58%

2003                    11.50%

      BEST QUARTER               WORST QUARTER



          4.99%                     -0.97%



        (6/30/03)                  (6/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.69%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of a Hybrid 34/33/33 Blend of the Merrill Lynch AAA U.S. Treasury/Agency Master Index, Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch Global Government Bond II ex U.S. Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES                     1 YEAR   SINCE INCEPTION*

Fund Returns
Before Taxes                 11.50%        6.68%

Fund Returns
After Taxes on
Distributions                 9.20%        4.32%

Fund Returns
After Taxes on
Distributions and Sale
of Fund Shares                7.46%        4.24%

Hybrid 34/33/33 Blend of
the Following Market
Benchmarks                   10.27%        7.25%

 Merrill Lynch AAA U.S.
 Treasury/Agency Master
 Index (reflects no
 deduction for fees,
 expenses or taxes)           2.36%        6.01%

 Merrill Lynch U.S. High
 Yield Master II Index
 (reflects no deduction for
 fees, expenses or taxes)    28.15%       11.19%

 Merrill Lynch Global
 Government Bond II ex U.S.
 Index (reflects no
 deduction for fees,
 expenses or taxes)           1.90%        3.98%


* Since inception of the T Shares on November 30, 2001.

STRATEGIC INCOME FUND



          38  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch AAA U.S. Treasury/Agency Master Index is a widely-recognized U.S. government index that tracks the performance of the combined U.S. Treasury and U.S. agency markets. It includes U.S. dollar-denominated, U.S. Treasury and U.S. agency bonds, issued in the U.S. domestic bond market, having at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for U.S. Treasuries and $150 million for U.S. agencies. The Merrill Lynch U.S. High Yield Master II Index is a widely-recognized, market-value weighted (higher market value bonds have more influence than lower value bonds) index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Merrill Lynch Global Government Bond II ex U.S. Index is a widely-recognized subset of the Merrill Lynch Global Government Bond Index including Belgian, Danish, Irish, Italian, New Zealand, Portuguese, Spanish, and Swedish returns. The Merrill Lynch Global Government Bond Index is a widely-recognized, broad-based index consisting of various maturities comprising Australian, Canadian, Dutch, French, German, Japanese, Swiss, U.K., and U.S. individual country returns.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.85%

Other Expenses*                                               0.11%
                                                              -----------------

Total Annual Operating Expenses**                             0.96%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Strategic Income Fund - T Shares    0.87%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $98      $306      $531      $1,178

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                 U.S. GOVERNMENT SECURITIES FUND



                                                                  PROSPECTUS  39

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital

INVESTMENT FOCUS                             Mortgage-backed securities and U.S. Treasury obligations

SHARE PRICE VOLATILITY                       Low to moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without adding undue risk

INVESTOR PROFILE                             Conservative investors who want to receive income from their investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The U.S. Government Securities Fund invests at least 80% of its net assets in U.S. government debt securities, such as mortgage-
backed securities and U.S. Treasury obligations. In an attempt to provide a consistently high dividend without adding undue risk, the Fund focuses its investments in mortgage-backed securities. The effective average weighted maturity of the Fund's portfolio will typically range between 4 and 10 years. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

U.S. GOVERNMENT SECURITIES FUND



          40  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1995                    17.33%

1996                     2.55%

1997                     8.94%

1998                     8.16%

1999                    -0.97%

2000                    10.98%

2001                     6.92%

2002                     9.68%

2003                     1.29%

      BEST QUARTER               WORST QUARTER



          5.89%                     -2.24%%



        (6/30/95)                  (3/31/96)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.14%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average total returns for the periods ended December 31, 2003, to those of the Merrill Lynch Government/Mortgage Custom Index and the Lehman Brothers Intermediate U.S. Government Bond Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

Fund Returns
Before Taxes            1.29%    5.48%         6.57%

Fund Returns
After Taxes on
Distributions          -0.05%    3.30%         4.21%

Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares     0.87%    3.31%         4.13%

Merrill Lynch
Government/ Mortgage
Custom Index
(reflects no
deduction for fees,
expenses or taxes)      2.84%    6.46%         7.49%

Lehman Brothers
Intermediate U.S.
Government Bond Index
(reflects no
deduction for fees,
expenses or taxes)      2.29%    6.18%         6.85%


* Since inception of the T Shares on August 1, 1994. Benchmark returns since July 31, 1994 (benchmark returns available only on a month end basis).

                                                 U.S. GOVERNMENT SECURITIES FUND



                                                                  PROSPECTUS  41

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Government/ Mortgage Custom Index is a synthetic index created by combining, at their respective market weights
(i) the Merrill Lynch Government Master Index, which is a widely-recognized index comprised of U.S. Treasury securities and U.S. government agency securities with a maturity of at least 1 year; and (ii) the Merrill Lynch Mortgage Master Index, which is a widely-recognized index comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregated pooled mortgages. The Lehman Brothers Intermediate U.S. Government Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, and corporate debt backed by the U.S. Government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.74%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses                               0.80%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $82      $255      $444       $990

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND



          42  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income exempt from federal and Virginia income tax, consistent with preservation of capital

INVESTMENT FOCUS                             Virginia municipal securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to limit risk by investing in investment grade
                                             municipal securities with an intermediate average maturity

INVESTOR PROFILE                             Virginia residents who want income exempt from federal and state income taxes


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Virginia Intermediate Municipal Bond Fund invests at least 80% of its net assets in municipal securities, including securities subject to the alternative minimum tax, with income exempt from federal and Virginia income taxes. In addition, up to 20% of the Fund's assets may be invested in certain taxable debt securities. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. The Adviser also considers stability and growth of principal. The Adviser expects that the Fund's average weighted maturity will range from 5 to 10 years but there is no limit on the maturities of individual securities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of Virginia.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                    -6.45%

1995                    14.25%

1996                     2.95%

1997                     7.25%

1998                     5.22%

1999                    -2.34%

2000                     9.39%

2001                     4.44%

2002                     7.88%

2003                     3.82%

      BEST QUARTER               WORST QUARTER



          5.99%                     -6.80%



        (3/31/95)                  (3/31/94)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.93%.

                                       VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND



                                                                PROSPECTUS  43

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers 5-Year Municipal Bond Index and the Lipper Other States Intermediate Municipal Debt Funds Objective. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES                    1 YEAR   5 YEARS   10 YEARS

Fund Returns
Before Taxes                3.82%     4.56%     4.49%

Fund Returns
After Taxes on
Distributions               3.67%     4.46%     4.42%

Fund Returns
After Taxes on
Distributions and Sale
of Fund Shares              3.81%     4.43%     4.41%

Lehman Brothers 5-Year
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)    4.13%     5.57%     5.42%

Lipper Other States
Intermediate Municipal
Debt Funds Objective
(reflects no deduction for
taxes)                      3.72%     4.43%     4.58%


(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year Municipal Bond Index is a widely-recognized index composed of tax-exempt bonds with maturities ranging between 4 and 6 years. The Lipper Other States Intermediate Municipal Debt Funds Objective is an average of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis. The number of funds in the Objective varies.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND



          44  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses                               0.71%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $73      $227      $395       $883

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                    VIRGINIA MUNICIPAL BOND FUND



                                                                  PROSPECTUS  45

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income exempt from federal and Virginia income taxes, consistent with preservation of capital

INVESTMENT FOCUS                             Virginia municipal securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Invests primarily in investment grade municipal securities

INVESTOR PROFILE                             Virginia residents who want income exempt from federal and state income taxes


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Virginia Municipal Bond Fund invests substantially all of its net assets in municipal securities, including securities subject to the alternative minimum tax, with income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. There are no limits on the Fund's average weighted maturity or on the remaining maturities of individual securities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of Virginia.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1996                     1.68%

1997                     8.82%

1998                     5.85%

1999                    -4.86%

2000                    11.65%

2001                     4.23%

2002                     9.15%

2003                     4.41%

      BEST QUARTER               WORST QUARTER



          4.75%                     -2.73%



        (9/30/02)                  (3/31/96)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -1.04%.

VIRGINIA MUNICIPAL BOND FUND



          46  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers 10-Year Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Objective. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

Fund Returns
Before Taxes            4.41%    4.76%          5.59%

Fund Returns
After Taxes on
Distributions           4.02%    4.67%          5.46%

Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares     4.53%    4.64%          5.37%

Lehman Brothers
10-Year Municipal
Bond Index (reflects
no deduction for
fees, expenses or
taxes)                  5.70%    5.91%          6.81%

Lipper Virginia
Municipal Debt
Funds Objective
(reflects no
deduction for taxes)    4.61%    4.59%          5.80%


* Since inception of the T Shares on April 4, 1995. Benchmark returns since March 31, 1995 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Virginia Municipal Debt Funds Objective is an average of funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). The number of funds in the Objective varies.

                                                    VIRGINIA MUNICIPAL BOND FUND



                                                                  PROSPECTUS  47

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.08%
                                                              -----------------

Total Annual Operating Expenses                               0.73%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS      5 YEARS      10 YEARS
 $75         $233         $406          $906

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

PRIME QUALITY MONEY MARKET FUND



          48  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital and liquidity

INVESTMENT FOCUS                             Money market instruments

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify money market instruments with the most attractive risk/return trade-off

INVESTOR PROFILE                             Conservative investors who want to receive current income
                                             from their investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Prime Quality Money Market Fund invests exclusively in high quality U.S. money market instruments and foreign money market instruments denominated in U.S. dollars. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk. The Adviser analyzes maturity, yields, market sectors and credit risk. Investments are made in money market instruments with the most attractive risk/return trade-off. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(TARGET ICON)
             WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                     3.77%

1995                     5.47%

1996                     4.99%

1997                     5.15%

1998                     5.10%

1999                     4.74%

2000                     6.04%

2001                     3.72%

2002                     1.44%

2003                     0.67%

      BEST QUARTER               WORST QUARTER



          1.55%                      0.13%



        (9/30/00)                 (12/31/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.25%.

                                                 PRIME QUALITY MONEY MARKET FUND



                                                                  PROSPECTUS  49

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. First Tier Retail Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                    1 YEAR   5 YEARS   10 YEARS

Prime Quality Money Market
Fund                        0.67%     3.30%     4.10%

iMoneyNet, Inc. First Tier
Retail Average              0.49%     3.04%     3.87%


To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Retail Average is a widely-recognized composite of money market funds that invest in securities rated in the highest category by at least two recognized rating agencies. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.05%
                                                              -----------------

Total Annual Operating Expenses**                             0.70%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Prime Quality Money Market Fund - T Shares    0.61%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $72      $224      $390       $871

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

TAX-EXEMPT MONEY MARKET FUND



          50  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current interest income exempt from federal income
                                             taxes, while preserving capital and liquidity

INVESTMENT FOCUS                             Municipal money market instruments

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without added risk by analyzing credit quality

INVESTOR PROFILE                             Conservative investors who want to receive current
                                             tax-exempt income from their investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Tax-Exempt Money Market Fund invests substantially all of its net assets in money market instruments issued by municipalities and issuers that pay income exempt from regular federal income taxes. In addition, up to 20% of the Fund's net assets may be invested in securities subject to the alternative minimum tax. In selecting investments for the Fund, the Adviser analyzes the credit quality and structure of each security to minimize risk. The Adviser actively manages the Fund's average maturity based on current interest rates and the Adviser's outlook of the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                     2.47%

1995                     3.48%

1996                     3.06%

1997                     3.23%

1998                     3.02%

1999                     2.80%

2000                     3.69%

2001                     2.26%

2002                     0.92%

2003                     0.55%

      BEST QUARTER               WORST QUARTER



          0.98%                      0.08%



        (6/30/00)                  (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.25%.

                                                    TAX-EXEMPT MONEY MARKET FUND



                                                                  PROSPECTUS  51

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. Tax-Free Retail Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                   1 YEAR   5 YEARS   10 YEARS

Tax-Exempt Money Market
Fund                        0.55%    2.04%      2.54%

iMoneyNet, Inc. Tax-Free
Retail Average              0.44%    1.88%      2.37%


To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Tax-Free Retail Average is a widely-recognized composite of money market funds that invest in short-term municipal securities, the income of which is exempt from federal taxation. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.55%

Other Expenses*                                               0.05%
                                                              -----------------

Total Annual Operating Expenses**                             0.60%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Tax-Exempt Money Market Fund - T Shares    0.52%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $61      $192      $335       $750

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND



          52  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital and liquidity

INVESTMENT FOCUS                             U.S. Treasury and government agency securities, and
                                             repurchase agreements

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without adding undue risk by
                                             analyzing yields

INVESTOR PROFILE                             Conservative investors who want to receive current income


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The U.S. Government Securities Money Market Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government, repurchase agreements involving these securities, and shares of registered money market funds that invest in the foregoing. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                     3.64%

1995                     5.39%

1996                     4.81%

1997                     4.99%

1998                     4.88%

1999                     4.41%

2000                     5.71%

2001                     3.67%

2002                     1.35%

2003                     0.55%

      BEST QUARTER               WORST QUARTER



          1.49%                      0.10%



       (12/31/00)                  (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.23%.

                                    U.S. GOVERNMENT SECURITIES MONEY MARKET FUND



                                                                  PROSPECTUS  53

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. Government & Agency Retail Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                     1 YEAR   5 YEARS   10 YEARS

U.S. Government Securities
Money Market Fund            0.55%     3.12%     3.93%

iMoneyNet, Inc. Government
& Agency Retail Average      0.48%     3.03%     3.82%


To obtain information about the Fund's yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Government & Agency Retail Average is a
widely-recognized composite of all money market funds that invest in U.S. Treasury bills, repurchase agreements or securities issued by agencies of the U.S. Government. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses**                             0.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

U.S. Government Securities Money Market Fund - T Shares    0.63%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $73      $227      $395       $883

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

U.S. TREASURY MONEY MARKET FUND



          54  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while maintaining liquidity

INVESTMENT FOCUS                             Money market instruments issued and guaranteed by the U.S.
                                             Treasury

PRINCIPAL INVESTMENT STRATEGY                Investing in U.S. Treasury obligations and repurchase
                                             agreements

INVESTOR PROFILE                             Conservative investors who want to receive current income
                                             from their investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The U.S. Treasury Money Market Fund invests solely in U.S. Treasury obligations, repurchase agreements that are collateralized by obligations issued or guaranteed by the U.S. Treasury, and shares of registered money market funds that invest in the foregoing. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization (Standard and Poor's Corporation, AAA). As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                     3.50%

1995                     5.33%

1996                     4.77%

1997                     4.93%

1998                     4.82%

1999                     4.38%

2000                     5.63%

2001                     3.32%

2002                     1.17%

2003                     0.50%

      BEST QUARTER               WORST QUARTER



          1.46%                      0.09%



       (12/31/00)                  (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.15%.

                                                 U.S. TREASURY MONEY MARKET FUND



                                                                  PROSPECTUS  55

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. Treasury & Repo Retail Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                     1 YEAR   5 YEARS   10 YEARS

U.S. Treasury Money Market
Fund                         0.50%    2.98%      3.82%

iMoneyNet, Inc. Treasury &
Repo Retail Average          0.42%    2.91%      3.74%


To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Treasury & Repo Retail Average is a widely-
recognized composite of money market funds that invest in U.S. Treasury bills and repurchase agreements backed by these securities. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses**                             0.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

U.S. Treasury Money Market Fund - T Shares    0.63%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $73      $227      $395       $883

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

VIRGINIA TAX-FREE MONEY MARKET FUND



          56  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income exempt from federal and Virginia income taxes, while preserving capital and liquidity

INVESTMENT FOCUS                             Virginia municipal money market instruments

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without added risk by analyzing credit quality

INVESTOR PROFILE                             Virginia residents who want to receive current income exempt from federal and state income taxes


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Virginia Tax-Free Money Market Fund invests substantially all of its assets in money market instruments issued by municipalities and issuers that pay income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In addition, up to 20% of the Fund's net assets may be invested in securities subject to the alternative minimum tax. In selecting investments for the Fund, the Adviser analyzes the credit quality and structure of each security to minimize risk. The Adviser actively manages the Fund's average maturity based on current interest rates and the Adviser's outlook of the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies within Virginia.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                     2.18%

1995                     3.28%

1996                     3.11%

1997                     3.08%

1998                     2.93%

1999                     2.81%

2000                     3.71%

2001                     2.31%

2002                     0.97%

2003                     0.62%

      BEST QUARTER               WORST QUARTER



          0.98%                      0.10%



        (6/30/00)                  (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.27%.

                                             VIRGINIA TAX-FREE MONEY MARKET FUND



                                                                  PROSPECTUS  57

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. Tax-Free Retail Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                     1 YEAR   5 YEARS   10 YEARS

Virginia Tax-Free Money
Market Fund                  0.62%     2.08%     2.50%

iMoneyNet, Inc. Tax-Free
Retail Average               0.44%     1.88%     2.37%


To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Tax-Free Retail Average is a widely-recognized composite of money market funds that invest in short-term municipal securities, the income of which is exempt from federal taxation. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.40%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses                               0.46%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $47      $148      $258       $579

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

MORE INFORMATION ABOUT RISK



          58  PROSPECTUS

(LIFE PRESERVER ICON)
        MORE INFORMATION
        ABOUT RISK

DERIVATIVES RISK

Classic Institutional High Quality Bond Fund
Classic Institutional Super Short Income Plus Fund
Classic Institutional Total Return Bond Fund
Florida Tax-Exempt Bond Fund
Georgia Tax-Exempt Bond Fund
High Income Fund
Investment Grade Bond Fund
Investment Grade Tax-Exempt Bond Fund
Limited-Term Federal Mortgage Securities Fund
Maryland Municipal Bond Fund
Short-Term Bond Fund
Short-Term U.S. Treasury Securities Fund
Strategic Income Fund
U.S. Government Securities Fund
Virginia Intermediate Municipal Bond Fund
Virginia Municipal Bond Fund

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EXCHANGE TRADED FUND RISK

Classic Institutional High Quality Bond Fund
Classic Institutional Super Short Income Plus Fund
Classic Institutional Total Return Bond Fund
Florida Tax-Exempt Bond Fund
Georgia Tax-Exempt Bond Fund
High Income Fund
Investment Grade Bond Fund
Investment Grade Tax-Exempt Bond Fund
Limited-Term Federal Mortgage Securities Fund
Maryland Municipal Bond Fund
Short-Term Bond Fund
Short-Term U.S. Treasury Securities Fund
Strategic Income Fund
U.S. Government Securities Fund
Virginia Intermediate Municipal Bond Fund
Virginia Municipal Bond Fund

The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

                                                     MORE INFORMATION ABOUT RISK



                                                                  PROSPECTUS  59

FIXED INCOME RISK

Classic Institutional High Quality Bond Fund
Classic Institutional Super Short Income Plus Fund
Classic Institutional Total Return Bond Fund
Florida Tax-Exempt Bond Fund
Georgia Tax-Exempt Bond Fund
High Income Fund
Investment Grade Bond Fund
Investment Grade Tax-Exempt Bond Fund
Limited-Term Federal Mortgage Securities Fund
Maryland Municipal Bond Fund
Short-Term Bond Fund
Short-Term U.S. Treasury Securities Fund
U.S. Government Securities Fund
Virginia Intermediate Municipal Bond Fund
Virginia Municipal Bond Fund
Tax-Exempt Money Market Fund
Virginia Tax-Free Money Market Fund

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

  CREDIT RISK

  Classic Institutional Super Short Income Plus Fund
  Florida Tax-Exempt Bond Fund
  Georgia Tax-Exempt Bond Fund
  Investment Grade Bond Fund
  Investment Grade Tax-Exempt Bond Fund
  Maryland Municipal Bond Fund
  Short-Term Bond Fund
  Virginia Intermediate Municipal Bond Fund
  Virginia Municipal Bond Fund

  The possibility that an issuer will be unable to make timely payments of either principal or interest.

  MUNICIPAL ISSUER RISK

  Florida Tax-Exempt Bond Fund
  Georgia Tax-Exempt Bond Fund
  Investment Grade Tax-Exempt Bond Fund
  Maryland Municipal Bond Fund
  Tax-Exempt Money Market Fund
  Virginia Intermediate Municipal Bond Fund
  Virginia Municipal Bond Fund
  Virginia Tax-Free Money Market Fund

  There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

  In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

  FOREIGN SECURITY RISKS

  Classic Institutional Super Short Income Plus Fund
  Classic Institutional Total Return Bond Fund
  High Income Fund
  Strategic Income Fund

  Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial

MORE INFORMATION ABOUT FUND INVESTMENTS



          60  PROSPECTUS

  arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

  REGIONAL RISK

  Florida Tax-Exempt Bond Fund
  Georgia Tax-Exempt Bond Fund
  Maryland Municipal Bond Fund
  Virginia Intermediate Municipal Bond Fund
  Virginia Municipal Bond Fund
  Virginia Tax-Free Money Market Fund

  To the extent that a Fund's investments are concentrated in a specific geographic region, the Fund may be subject to the political and other developments affecting that region. Regional economies are often closely interrelated, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting a Fund to additional risks.

(MOUNTAIN ICON)
           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Bond Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, the Classic Institutional High Quality Bond Fund, Classic Institutional Super Short Income Plus Fund, Classic Institutional Total Return Bond Fund, Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Virginia Intermediate Municipal Bond Fund and the U.S. Government Securities Fund each may shorten its average weighted maturity to as little as 90 days. A Bond Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

(MAGNIFIYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Funds. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For the fiscal period ended May 31, 2004, the Adviser received advisory fees of:

  Classic Institutional High Quality Bond
    Fund                                     0.40%



  Classic Institutional Super Short Income
    Plus Fund                                0.20%



  Classic Institutional Total Return Bond
    Fund                                     0.35%



  Florida Tax-Exempt Bond Fund               0.60%



  Georgia Tax-Exempt Bond Fund               0.60%



  High Income Fund                           0.65%



  Investment Grade Bond Fund                 0.72%



  Investment Grade Tax-Exempt Bond Fund      0.71%



  Limited-Term Federal Mortgage Securities
    Fund                                     0.60%



  Maryland Municipal Bond Fund               0.57%



  Short-Term Bond Fund                       0.60%



  Short-Term U.S. Treasury Securities Fund   0.59%



  Strategic Income Fund                      0.75%



  U.S. Government Securities Fund            0.71%



  Virginia Intermediate Municipal Bond
    Fund                                     0.65%



  Virginia Municipal Bond Fund               0.65%



  Prime Quality Money Market Fund            0.54%



  Tax-Exempt Money Market Fund               0.45%



  U.S. Government Securities Money Market
    Fund                                     0.56%



  U.S. Treasury Money Market Fund            0.56%



  Virginia Tax-Free Money Market Fund        0.40%

The Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises

                                                              PORTFOLIO MANAGERS



                                                                  PROSPECTUS  61

the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGERS

Each of the Funds is managed by co-portfolio managers or by a portfolio manager who is supported by a back-up portfolio manager.

Mr. Robert S. Bowman, CFA, has served as Managing Director of Trusco since January 1999. He has managed the VIRGINIA TAX-FREE MONEY MARKET FUND since May 1995, the TAX-EXEMPT MONEY MARKET FUND since July 2000, and the U.S. GOVERNMENT SECURITIES MONEY MARKET FUND since October 2000. Prior to joining Trusco, Mr. Bowman served as Vice President of Crestar Asset Management Company from 1995 to 1999, after serving as an assistant trader at Crestar Asset Management Company from 1994 to 1995. He has more than 10 years of investment experience.

Mr. Joseph Calabrese, CFA, has served as Managing Director since joining Trusco in May 2004. He has co-managed the LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND and the U.S. GOVERNMENT SECURITIES FUND since July 2004. Prior to joining Trusco, Mr. Calabrese served as Senior Portfolio Manager of Seix Investment Advisors, Inc. from May 1997 to May 2004. He has more than 17 years of investment experience.

Mr. George E. Calvert, Jr., has served as Vice President of Trusco since August 2000. He has managed the MARYLAND MUNICIPAL BOND FUND, VIRGINIA MUNICIPAL BOND FUND and the VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND since August 2000. Prior to joining Trusco, Mr. Calvert served as a fixed income trader from 1998 to 2000 for Tredegar Trust Company. He also served as Vice President, Investment Division, of Central Fidelity Bank from 1988 to 1998. Mr. Calvert has more than 26 years of investment experience.

Mr. Chris Carter, CFA, has served as a Vice President since joining Trusco in July 2003. He has managed the GEORGIA TAX-EXEMPT BOND FUND since August 2003. Prior to joining Trusco, Mr. Carter served as a Portfolio Manager and Fixed Income Trader of Evergreen Asset Management Company from January 2002 to July 2003, after serving as a Portfolio Manager and Fixed Income Trader of Wachovia Asset Management from September 1998 to January 2002. Prior to joining Wachovia Asset Management, he served as an Assistant Portfolio Manager and Trader for Wachovia Bank, N.A. from October 1994 to September 1998. He has more than 13 years of investment experience.

Mr. Robert W. Corner has served as Managing Director of Trusco since September 1996. He has co-managed the CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND since July 2004, after managing the Fund since it began operating in April 2002. Mr. Corner has also co-managed the SHORT-TERM BOND FUND since January 2003. He has more than 17 years of investment experience.

Mr. George Goudelias has served as Managing Director since joining Trusco in May 2004. He has co-managed the HIGH INCOME FUND since July 2004. Prior to joining Trusco, Mr. Goudelias served as Director of High Yield Research of Seix Investment Advisors, Inc. from February 2001 to May 2004. Prior to joining Seix, Mr. Goudelias was employed at JP Morgan Securities, Inc. as a Senior High Yield Research Analyst from July 1998 to February 2001. He has more than 18 years of investment experience.

Mr. Michael McEachern, CFA, has served as Managing Director since joining Trusco in May 2004. He has co-managed the HIGH INCOME FUND and the STRATEGIC INCOME FUND since July 2004. Prior to joining Trusco, Mr. McEachern served as Senior Portfolio Manager of Seix Investment Advisors, Inc. from June 1997 to May 2004. He has more than 19 years of investment experience.

PURCHASING AND SELLING FUND SHARES



          62  PROSPECTUS

Mr. H. Rick Nelson has served as Managing Director of Trusco since March 2002. He has co-managed the SHORT-TERM BOND FUND since January 2003 and the CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND since July 2004. Prior to joining Trusco, Mr. Nelson served as Senior Vice President at Wachovia Asset Management from June 1985 to March 2002. He has more than 22 years of investment experience.

Mr. Ronald Schwartz, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI since 1988. He has managed the FLORIDA TAX-EXEMPT BOND FUND since it began operating in January 1994 and the INVESTMENT GRADE TAX-EXEMPT BOND FUND since it began operating in June 1992. He has more than 23 years of investment experience.

Mr. John Talty, CFA, has served as Executive Vice President since joining Trusco in May 2004. He has co-managed the CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND, INVESTMENT GRADE BOND FUND, LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND, and U.S. GOVERNMENT SECURITIES FUND since July 2004. Prior to joining Trusco, Mr. Talty served as President & Senior Portfolio Manager of Seix Investment Advisors, Inc. from January 1993 to May 2004. He has more than 23 years of investment experience.

Mr. Perry Troisi has served as Managing Director since joining Trusco in May 2004. He has co-managed the CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND, CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND, and the INVESTMENT GRADE BOND FUND since July 2004. Prior to joining Trusco, Mr. Troisi served as Senior Portfolio Manager of Seix from November 1999 to May 2004, after serving as a Fixed Income Portfolio Manager at GRE Insurance Group from February 1996 to July 1999. He has more than 18 years of investment experience.

Mr. Adrien Webb, CFA, has served as Managing Director since joining Trusco in May 2004. He has co-managed the CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND and the STRATEGIC INCOME FUND since October 2004. Prior to joining Trusco, Mr. Webb served as Senior Portfolio Manager of Seix Investment Advisors, Inc. from May 2000 to May 2004, after serving as Vice President, Fixed Income, at Conning Asset Management from June 1995 to May 2000. He has more than 9 years of investment experience.

Mr. David S. Yealy joined Trusco in 1991. Mr. Yealy has served as Managing Director of Trusco since July 2000, after serving as Vice President of Trusco since September 1999. He has managed the PRIME QUALITY MONEY MARKET FUND since it began operating in June 1992, the SHORT-TERM U.S. TREASURY SECURITIES FUND since July 1996, and the U.S. TREASURY MONEY MARKET FUND since October 2000. He has more than 19 years of investment experience.

(HAND SHAKE ICON)
                  PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") T Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer T Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase T Shares through accounts made with financial institutions. T Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your T Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). But you may not purchase shares of the Money Market Funds on federal holidays.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV for each Fund (except the Money Market Funds), a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve

                                              PURCHASING AND SELLING FUND SHARES



                                                                  PROSPECTUS  63

the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Each Money Market Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern Time). So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Money Market Funds must receive your order before 10:30 a.m., Eastern Time for the Tax-Exempt Money Market Fund and Virginia Tax-Free Money Market Fund or before 2:00 p.m., Eastern Time for the Prime Quality Money Market Fund, U.S. Government Securities Money Market Fund and U.S. Treasury Money Market Fund. Also each Money Market Fund must receive federal funds (readily available funds) before 4:00 p.m., Eastern Time. Otherwise, your purchase order will be effective the following Business Day, as long as each Money Market Fund receives federal funds before calculating its NAV the following day.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund (except the Money Market Funds) generally values its investment portfolio at market price. In calculating NAV for each Money Market Fund, each Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Statement of Additional Information. If market prices are unavailable or the Adviser determines in good faith that the market price or amortized cost valuation method is unreliable during certain market conditions or for other reasons, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Each Money Market Fund expects its NAV to remain constant at $1.00 per share, although the Fund cannot guarantee this.

Certain Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of these investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and

PURCHASING AND SELLING FUND SHARES



          64  PROSPECTUS

your order will be processed at the NAV per share next-determined.

However, the Funds reserve the right to close your account at the then-current day's price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of T Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the NAV next determined after the Funds receive your request.

Redemption orders must be received by the Money Market Funds on any Business Day before 10:30 a.m., Eastern Time for the Tax-Exempt Money Market Fund and Virginia Tax-Free Money Market Fund or 2:00 p.m., Eastern Time for the Prime Quality Money Market Fund, U.S. Government Securities Money Market Fund and U.S. Treasury Money Market Fund. Orders received after these times will be executed the following Business Day.

RECEIVING YOUR MONEY

Normally, the Funds will send your sales proceeds within five Business Days after a Fund receives your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), a Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES



                                                                  PROSPECTUS  65

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus arrangement because information may not be available regarding beneficial owners. Dealers who purchase T Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if

DIVIDENDS, DISTRIBUTIONS AND TAXES



          66  PROSPECTUS

any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable as ordinary income and will not qualify for the reduced tax rates applicable to qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI CLASSIC FUND IS TREATED THE SAME AS A SALE.

Each Fund will inform you of the amount of your ordinary income dividends and capital gain distributions shortly after the close of each calendar year.

Shareholders of the Money Market Funds should be aware that because the Funds each expect to maintain a stable $1.00 net asset value per share, they should not expect to realize any gain or loss on the sale or exchange of Money Market Fund shares.

The Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, Investment Grade Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, Tax-Exempt Money Market Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund and Virginia Tax-Free Money Market Fund intend to distribute federally tax-exempt income. Each Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by these Funds may be taxable. While shareholders of state specific Funds may receive distributions that are exempt from that particular state's income tax, such distributions may be taxable in other states where the shareholder files tax returns.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

Except for those certain Funds that expect to distribute federally tax-exempt income (described above), the Funds expect to distribute primarily ordinary income dividends currently taxable at a maximum rate of 35%.

The Short-Term U.S. Treasury Securities Fund, the U.S. Government Securities Fund, the U.S. Government Securities Money Market Fund and the U.S. Treasury Money Market Fund each expect that a substantial portion of Fund distributions will represent interest earned on U.S. obligations, while the Investment Grade Bond Fund, the Short-Term Bond Fund, the Prime Quality Money Market Fund and the Classic Institutional Super Short Income Plus Fund expect that some portion of each Fund's distribution will be so derived. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain limitations.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                PROSPECTUS  67

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS



          68  PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms, one of which has ceased operations. The auditor's report for each such period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Years Ended May 31,
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)     TOTAL FROM
                                     OF PERIOD           INCOME       ON INVESTMENTS     OPERATIONS
                                     ---------           ------       --------------     ----------
CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND
  T Shares
    2004(1).....................       $10.00            $0.11++          $(0.16)++        $(0.05)

CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
  T Shares
    2004........................       $ 2.01            $0.03++          $(0.01)++        $ 0.02
    2003(2).....................         2.02             0.02             (0.01)            0.01

CLASSIC INSTITUTIONAL TOTAL
  RETURN BOND FUND
  T Shares
    2004(3).....................       $10.20            $0.11++          $(0.38)++        $(0.27)

FLORIDA TAX-EXEMPT BOND FUND
  T Shares
    2004........................       $11.69            $0.32(++)        $(0.56)(++)      $(0.24)
    2003........................        10.95             0.40              0.79             1.19
    2002........................        10.79             0.40              0.22             0.62
    2001........................        10.06             0.44              0.73             1.17
    2000........................        10.59             0.44             (0.49)           (0.05)

GEORGIA TAX-EXEMPT BOND FUND
  T Shares
    2004........................       $10.89            $0.34(++)        $(0.58)(++)      $(0.24)
    2003........................        10.29             0.38              0.60             0.98
    2002........................        10.10             0.39              0.19             0.58
    2001........................         9.50             0.40              0.60             1.00
    2000........................        10.03             0.40             (0.49)           (0.09)

HIGH INCOME FUND(A)
  T Shares
    2004........................       $ 7.16            $0.62(++)        $ 0.22(++)       $ 0.84
    2003........................         7.25             0.61             (0.09)            0.52
    2002(4).....................         7.37             0.39             (0.12)            0.27


                                      DIVIDENDS       DISTRIBUTIONS
                                      FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                  INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                  -----------------   -------------    -----------------
CLASSIC INSTITUTIONAL HIGH QUALI
  T Shares
    2004(1).....................       $(0.11)            $   --             $(0.11)
CLASSIC INSTITUTIONAL SUPER SHOR
  T Shares
    2004........................       $(0.03)            $   --             $(0.03)
    2003(2).....................        (0.02)                --*             (0.02)
CLASSIC INSTITUTIONAL TOTAL
  RETURN BOND FUND
  T Shares
    2004(3).....................       $(0.12)            $   --             $(0.12)
FLORIDA TAX-EXEMPT BOND FUND
  T Shares
    2004........................       $(0.32)            $(0.20)            $(0.52)
    2003........................        (0.40)             (0.05)             (0.45)
    2002........................        (0.40)             (0.06)             (0.46)
    2001........................        (0.44)                --              (0.44)
    2000........................        (0.44)             (0.04)             (0.48)
GEORGIA TAX-EXEMPT BOND FUND
  T Shares
    2004........................       $(0.34)            $(0.07)            $(0.41)
    2003........................        (0.38)                --              (0.38)
    2002........................        (0.39)                --              (0.39)
    2001........................        (0.40)                --              (0.40)
    2000........................        (0.40)             (0.04)             (0.44)
HIGH INCOME FUND(A)
  T Shares
    2004........................       $(0.62)            $   --             $(0.62)
    2003........................        (0.61)                --              (0.61)
    2002(4).....................        (0.39)                --              (0.39)

+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
++  Per share data calculated using average shares method.
*  Amount represents less than $0.01 per share.
(1)  Commenced operations on November 13, 2003. All ratios have been annualized.
(2)  Commenced operations on October 3, 2002. All ratios have been annualized.
(3)  Commenced operations on January 14, 2004. All ratios have been annualized.
(4) T Shares commenced operations on October 3, 2001. All ratios for the period have been annualized.
(A) On March 28, 2000, the ESC Strategic Income Fund exchanged all of its assets and liabilities for shares of the High Income Fund. The ESC Strategic Income Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to March 28, 2000 have been carried forward in these financial highlights. Subsequent to the merger, the High Income Fund changed its fiscal year end to May 31.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  69


                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $ 9.84            (0.52)%             $108,782               0.82%

                $ 2.00               0.81%            $137,387               0.51%
                  2.01               0.64               69,797               0.57

                $ 9.81            (2.69)%             $ 31,937               0.72%

                $10.93            (2.07)%             $165,065               0.71%
                 11.69              11.13              147,423               0.71
                 10.95               5.88              120,885               0.71
                 10.79              11.84              107,867               0.71
                 10.06             (0.48)               93,040               0.67

                $10.24            (2.18)%             $ 98,113               0.71%
                 10.89               9.64               98,866               0.71
                 10.29               5.81               91,356               0.71
                 10.10              10.67               85,880               0.71
                  9.50             (0.90)               81,160               0.67

                $ 7.38              11.94%            $ 71,314               0.76%
                  7.16               8.19              100,852               0.78
                  7.25               3.70               28,767               0.82

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
               TO AVERAGE          WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                   2.00%               1.04%              31%
                   1.31%               0.86%              83%
                   1.43                0.92               56
                   2.96%               1.03%             121%
                   2.82%               0.75%              56%
                   3.54                0.75               62
                   3.65                0.76               91
                   4.19                0.76               59
                   4.25                0.78               88
                   3.26%               0.76%             100%
                   3.55                0.76               17
                   3.79                0.76               23
                   4.03                0.77               21
                   4.13                0.77               19
                   8.27%               0.91%              49%
                   8.95                0.93               20
                   8.27                0.97               59

FINANCIAL HIGHLIGHTS



          70  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD           INCOME       ON INVESTMENTS
                                     ---------           ------       --------------

INVESTMENT GRADE BOND FUND
  T SHARES
    2004........................       $10.94            $0.35(1)         $(0.60)(1)
    2003........................        10.24             0.40              0.76
    2002........................        10.23             0.51              0.01
    2001........................         9.58             0.61              0.65
    2000........................        10.36             0.61             (0.78)

INVESTMENT GRADE TAX-EXEMPT BOND FUND
  T SHARES
    2004........................       $12.01            $0.27(1)         $(0.32)(1)
    2003........................        11.57             0.30              0.90
    2002........................        11.38             0.34              0.46
    2001........................        10.67             0.44              0.71
    2000........................        11.10             0.43             (0.29)

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
  T SHARES
    2004........................       $10.59            $0.24(1)         $(0.36)(1)
    2003........................        10.31             0.29(1)           0.42(1)
    2002........................        10.01             0.43              0.32
    2001........................         9.62             0.55              0.39
    2000........................         9.94             0.55             (0.32)


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------

INVESTMENT GRADE BOND FUND
  T SHARES
    2004........................      $(0.25)           $(0.38)            $   --             $(0.38)
    2003........................        1.16             (0.46)                --              (0.46)
    2002........................        0.52             (0.51)                --              (0.51)
    2001........................        1.26             (0.61)                --              (0.61)
    2000........................       (0.17)            (0.61)                --              (0.61)
INVESTMENT GRADE TAX-EXEMPT BOND
  T SHARES
    2004........................      $(0.05)           $(0.27)            $(0.25)            $(0.52)
    2003........................        1.20             (0.30)             (0.46)             (0.76)
    2002........................        0.80             (0.34)             (0.27)             (0.61)
    2001........................        1.15             (0.44)                --              (0.44)
    2000........................        0.14             (0.43)             (0.14)             (0.57)
LIMITED-TERM FEDERAL MORTGAGE SE
  T SHARES
    2004........................      $(0.12)           $(0.29)            $   --             $(0.29)
    2003........................        0.71             (0.42)             (0.01)             (0.43)
    2002........................        0.75             (0.43)             (0.02)             (0.45)
    2001........................        0.94             (0.55)                --              (0.55)
    2000........................        0.23             (0.55)                --              (0.55)

+ Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)  Per share data was calculated using the average shares method.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  71

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------

                $10.31            (2.31)%             $578,345               0.82%
                 10.94              11.61              821,342               0.81
                 10.24               5.18              886,471               0.81
                 10.23              13.55              860,073               0.81
                  9.58             (1.76)              998,596               0.77
                $11.44            (0.45)%             $205,266               0.81%
                 12.01              10.80              185,485               0.81
                 11.57               7.15              149,200               0.81
                 11.38              10.93              134,139               0.81
                 10.67               1.41              117,384               0.77
                $10.18            (1.10)%             $435,446               0.70%
                 10.59               6.99              320,718               0.70
                 10.31               7.53              164,624               0.70
                 10.01              10.02              107,674               0.70
                  9.62               2.33              125,355               0.67

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
               TO AVERAGE          WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------

                  3.29%               0.84%               119%
                  3.92                0.83                137
                  4.81                0.83                123
                  6.17                0.84                131
                  6.05                0.84                202
                  2.33%               0.84%               242%
                  2.57                0.84                329
                  2.93                0.84                311
                  3.93                0.85                285
                  3.98                0.83                226
                  2.32%               0.75%               146%
                  2.79                0.75                117
                  3.72                0.75                410
                  5.62                0.76                532
                  5.60                0.79                384

FINANCIAL HIGHLIGHTS



          72  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD           INCOME       ON INVESTMENTS
                                     ---------           ------       --------------
MARYLAND MUNICIPAL BOND FUND
  T SHARES
    2004........................       $10.94            $0.36(1)         $(0.47)(1)
    2003........................        10.32             0.37              0.63
    2002........................        10.12             0.38              0.20
    2001........................         9.46             0.42              0.66
    2000........................        10.06             0.42             (0.60)

SHORT-TERM BOND FUND
  T SHARES
    2004........................       $10.04            $0.24(1)         $(0.19)(1)
    2003........................        10.01             0.33              0.03
    2002........................        10.04             0.46             (0.03)
    2001........................         9.65             0.56              0.39
    2000........................         9.91             0.53             (0.25)

SHORT-TERM U.S. TREASURY SECURITIES FUND
  T SHARES
    2004........................       $10.36            $0.14(1)         $(0.13)(1)
    2003........................        10.20             0.22              0.22
    2002........................        10.13             0.37              0.10
    2001........................         9.85             0.49              0.28
    2000........................         9.95             0.46             (0.10)

STRATEGIC INCOME FUND
  T SHARES
    2004........................       $ 9.99            $0.55(1)         $(0.14)(1)
    2003........................         9.80             0.61              0.20
    2002(2).....................        10.00             0.27             (0.20)

U.S. GOVERNMENT SECURITIES FUND
  T SHARES
    2004........................       $10.93            $0.31(1)         $(0.50)(1)
    2003........................        10.47             0.44              0.51
    2002........................        10.38             0.54              0.26
    2001........................         9.86             0.58              0.52
    2000........................        10.28             0.58             (0.42)


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------
MARYLAND MUNICIPAL BOND FUND
  T SHARES
    2004........................      $(0.11)           $(0.36)            $(0.20)            $(0.56)
    2003........................        1.00             (0.37)             (0.01)             (0.38)
    2002........................        0.58             (0.38)                --              (0.38)
    2001........................        1.08             (0.42)                --              (0.42)
    2000........................       (0.18)            (0.42)                --              (0.42)
SHORT-TERM BOND FUND
  T SHARES
    2004........................      $ 0.05            $(0.25)            $   --             $(0.25)
    2003........................        0.36             (0.33)                --              (0.33)
    2002........................        0.43             (0.46)                --              (0.46)
    2001........................        0.95             (0.56)                --              (0.56)
    2000........................        0.28             (0.53)             (0.01)             (0.54)
SHORT-TERM U.S. TREASURY SECURIT
  T SHARES
    2004........................      $ 0.01            $(0.14)            $(0.12)            $(0.26)
    2003........................        0.44             (0.22)             (0.06)             (0.28)
    2002........................        0.47             (0.37)             (0.03)             (0.40)
    2001........................        0.77             (0.49)                --              (0.49)
    2000........................        0.36             (0.46)                --              (0.46)
STRATEGIC INCOME FUND
  T SHARES
    2004........................      $ 0.41            $(0.53)            $(0.06)            $(0.59)
    2003........................        0.81             (0.62)                --              (0.62)
    2002(2).....................        0.07             (0.27)                --              (0.27)
U.S. GOVERNMENT SECURITIES FUND
  T SHARES
    2004........................      $(0.19)           $(0.35)            $(0.04)            $(0.39)
    2003........................        0.95             (0.46)             (0.03)             (0.49)
    2002........................        0.80             (0.54)             (0.17)             (0.71)
    2001........................        1.10             (0.58)                --              (0.58)
    2000........................        0.16             (0.58)                --              (0.58)

+ Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
(1) Per share data was calculated using the average shares method.
(2) Commenced operations on November 30, 2001. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  73

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------

                $10.27            (1.06)%             $ 29,735               0.72%
                 10.94               9.85               30,501               0.70
                 10.32               5.80               33,668               0.71
                 10.12              11.59               26,526               0.72
                  9.46             (1.78)               26,176               0.68

                $ 9.84               0.45%            $282,188               0.70%
                 10.04               3.70              302,708               0.70
                 10.01               4.29              305,884               0.70
                 10.04              10.13              215,458               0.70
                  9.65               2.87              180,402               0.67

                $10.11               0.11%            $ 92,371               0.70%
                 10.36               4.31              121,617               0.69
                 10.20               4.69              107,169               0.70
                 10.13               8.02               88,398               0.71
                  9.85               3.75               72,570               0.67

                $ 9.81               4.15%            $ 98,570               0.90%
                  9.99               8.73               61,906               0.91
                  9.80               0.74               43,717               0.94

                $10.35            (1.77)%             $298,997               0.81%
                 10.93               9.25              258,585               0.81
                 10.47               7.90              168,609               0.82
                 10.38              11.41              148,666               0.81
                  9.86               1.63               85,420               0.77

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS(EXCLUDING
               TO AVERAGE          WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------

                  3.39%               0.80%                15%
                  3.47                0.78                 31
                  3.69                0.79                 45
                  4.16                0.82                 42
                  4.24                0.80                 14
                  2.42%               0.75%                66%
                  3.34                0.75                 89
                  4.48                0.75                142
                  5.71                0.76                 87
                  5.40                0.76                 70
                  1.36%               0.76%               131%
                  2.07                0.75                140
                  3.57                0.76                117
                  4.95                0.78                 87
                  4.70                0.79                 50
                  5.53%               1.00%                95%
                  6.39                1.01                 52
                  6.07                1.04                 43
                  2.95%               0.84%               240%
                  4.00                0.84                150
                  5.09                0.85                262
                  5.66                0.85                207
                  5.77                0.84                 29

FINANCIAL HIGHLIGHTS



          74  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD           INCOME       ON INVESTMENTS
                                     ---------           ------       --------------

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
  T Shares
    2004........................       $10.68            $0.34(1)         $(0.44)(1)
    2003........................        10.29             0.36              0.49
    2002........................        10.14             0.40              0.15
    2001........................         9.58             0.42              0.56
    2000........................        10.20             0.43             (0.57)

VIRGINIA MUNICIPAL BOND FUND
  T Shares
    2004........................       $11.07            $0.37(1)         $(0.47)(1)
    2003........................        10.48             0.39              0.62
    2002........................        10.29             0.41              0.19
    2001........................         9.64             0.45              0.65
    2000........................        10.43             0.45             (0.78)


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------

VIRGINIA INTERMEDIATE MUNICIPAL
  T Shares
    2004........................      $(0.10)           $(0.34)            $(0.09)            $(0.43)
    2003........................        0.85             (0.36)             (0.10)             (0.46)
    2002........................        0.55             (0.40)                --              (0.40)
    2001........................        0.98             (0.42)                --              (0.42)
    2000........................       (0.14)            (0.43)             (0.05)             (0.48)
VIRGINIA MUNICIPAL BOND FUND
  T Shares
    2004........................      $(0.10)           $(0.37)            $(0.23)            $(0.60)
    2003........................        1.01             (0.39)             (0.03)             (0.42)
    2002........................        0.60             (0.41)                --              (0.41)
    2001........................        1.10             (0.45)                --              (0.45)
    2000........................       (0.33)            (0.45)             (0.01)             (0.46)

+ Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)  Per share data was calculated using the average shares method.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  75

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------

                $10.15            (1.00)%             $181,558               0.75%
                 10.68               8.43              206,432               0.75
                 10.29               5.52              191,406               0.75
                 10.14              10.39              194,849               0.73
                  9.58             (1.31)              202,209               0.76

                $10.37            (0.90)%             $ 43,491               0.77%
                 11.07               9.86               48,102               0.77
                 10.48               5.90               56,586               0.77
                 10.29              11.51               56,573               0.77
                  9.64             (3.18)               48,980               0.74

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
               TO AVERAGE          WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------

                  3.23%               0.75%               26%
                  3.45                0.75                30
                  3.86                0.75                33
                  4.23                0.75                32
                  4.35                0.76                18
                  3.47%               0.77%               33%
                  3.67                0.77                18
                  3.90                0.77                38
                  4.40                0.78                60
                  4.53                0.79                19

FINANCIAL HIGHLIGHTS



          76  PROSPECTUS

For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Period

                           NET ASSET              NET            NET REALIZED                              DIVIDENDS
                       VALUE, BEGINNING       INVESTMENT          GAIN (LOSS)         TOTAL FROM           FROM NET
                           OF PERIOD            INCOME          ON INVESTMENTS        OPERATIONS       INVESTMENT INCOME
                           ---------            ------          --------------        ----------       -----------------
PRIME QUALITY MONEY MARKET FUND
  T Shares
    2004.............        $1.00               $0.01              $   --               $0.01              $(0.01)
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.02                  --                0.02               (0.02)
    2001.............         1.00                0.06                  --                0.06               (0.06)
    2000.............         1.00                0.05                  --                0.05               (0.05)

TAX-EXEMPT MONEY MARKET FUND
  T Shares
    2004.............        $1.00               $  --              $   --               $  --              $   --*
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.01                  --                0.01               (0.01)
    2001.............         1.00                0.03                  --                0.03               (0.03)
    2000.............         1.00                0.03                  --                0.03               (0.03)

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
  T Shares
    2004.............        $1.00               $  --              $   --               $  --              $   --*
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.02                  --                0.02               (0.02)
    2001.............         1.00                0.05                  --                0.05               (0.05)
    2000.............         1.00                0.05                  --                0.05               (0.05)

U.S. TREASURY MONEY MARKET FUND
  T Shares
    2004.............        $1.00               $  --              $   --               $  --              $   --*
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.02                  --                0.02               (0.02)
    2001.............         1.00                0.05                  --                0.05               (0.05)
    2000.............         1.00                0.05                  --                0.05               (0.05)

VIRGINIA TAX-FREE MONEY MARKET FUND
  T Shares
    2004.............        $1.00               $0.01              $   --               $0.01              $(0.01)
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.01                  --                0.01               (0.01)
    2001.............         1.00                0.03                  --                0.03               (0.03)
    2000.............         1.00                0.03                  --                0.03               (0.03)

                         DISTRIBUTION
                         FROM REALIZED      TOTAL DIVIDENDS
                         CAPITAL GAINS     AND DISTRIBUTIONS
                         -------------     -----------------
PRIME QUALITY MONEY M
  T Shares
    2004.............       $   --*             $(0.01)
    2003.............           --*              (0.01)
    2002.............           --               (0.02)
    2001.............           --               (0.06)
    2000.............           --               (0.05)
TAX-EXEMPT MONEY MARK
  T Shares
    2004.............       $   --*             $  --*
    2003.............           --*              (0.01)
    2002.............           --*              (0.01)
    2001.............           --               (0.03)
    2000.............           --               (0.03)
U.S. GOVERNMENT SECUR
  T Shares
    2004.............       $   --              $  --*
    2003.............           --               (0.01)
    2002.............           --               (0.02)
    2001.............           --               (0.05)
    2000.............           --               (0.05)
U.S. TREASURY MONEY M
  T Shares
    2004.............       $   --*             $  --*
    2003.............           --*              (0.01)
    2002.............           --               (0.02)
    2001.............           --               (0.05)
    2000.............           --               (0.05)
VIRGINIA TAX-FREE MON
  T Shares
    2004.............       $   --*             $(0.01)
    2003.............           --*              (0.01)
    2002.............           --*              (0.01)
    2001.............           --               (0.03)
    2000.............           --               (0.03)

+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholder may pay on fund distributions or redemption of fund shares.
*  Amount represents less than $0.01 per share.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  77

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------

                $ 1.00               0.52%           $3,477,598              0.63%
                  1.00               1.17             4,284,266              0.63
                  1.00               2.29             3,907,203              0.63
                  1.00               5.75             3,728,371              0.63
                  1.00               5.20             3,311,229              0.60

                $ 1.00               0.48%           $  978,548              0.55%
                  1.00               0.81             1,088,415              0.54
                  1.00               1.38               907,827              0.55
                  1.00               3.47             1,080,362              0.54
                  1.00               3.19               755,858              0.52

                $ 1.00               0.43%           $  615,324              0.66%
                  1.00               1.01               992,560              0.65
                  1.00               2.25               997,759              0.66
                  1.00               5.56               805,285              0.65
                  1.00               4.86               468,568              0.63

                $ 1.00               0.37%           $1,233,565              0.66%
                  1.00               0.88             1,080,779              0.65
                  1.00               1.96               871,946              0.65
                  1.00               5.36               733,768              0.66
                  1.00               4.81               723,277              0.63

                $ 1.00               0.56%           $  173,959              0.50%
                  1.00               0.85               219,701              0.49
                  1.00               1.44               240,681              0.50
                  1.00               3.51               226,188              0.50
                  1.00               3.23               245,243              0.51

              RATIO OF NET       RATIO OF EXPENSES
            INVESTMENT INCOME       TO AVERAGE
               TO AVERAGE           NET ASSETS
               NET ASSETS       (EXCLUDING WAIVERS)
               ----------       -------------------

                  0.52%                 0.74%
                  1.14                  0.74
                  2.22                  0.74
                  5.57                  0.75
                  5.06                  0.75
                  0.46%                 0.64%
                  0.79                  0.64
                  1.39                  0.65
                  3.40                  0.65
                  3.16                  0.66
                  0.43%                 0.75%
                  1.00                  0.74
                  2.17                  0.75
                  5.29                  0.75
                  4.80                  0.74
                  0.32%                 0.75%
                  0.81                  0.74
                  1.90                  0.74
                  5.23                  0.76
                  4.71                  0.74
                  0.51%                 0.50%
                  0.84                  0.49
                  1.45                  0.50
                  3.45                  0.50
                  3.19                  0.51

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  PRIVACY POLICY

STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUNDS' WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds'

Investment Company Act registration number is 811-06557.

                                                                    100486/10-04
                                                                   STIPUTBMM1004

(COVER GRAPHIC)

STI CLASSIC FUNDS
EQUITY FUNDS
T SHARES

PROSPECTUS

     OCTOBER 1, 2004

AGGRESSIVE GROWTH STOCK FUND
BALANCED FUND
CAPITAL APPRECIATION FUND
EMERGING GROWTH STOCK FUND
GROWTH AND INCOME FUND
INFORMATION AND TECHNOLOGY FUND
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND
LIFE VISION AGGRESSIVE GROWTH FUND
LIFE VISION CONSERVATIVE FUND
LIFE VISION GROWTH AND INCOME FUND
LIFE VISION MODERATE GROWTH FUND
MID-CAP EQUITY FUND
MID-CAP VALUE EQUITY FUND
SMALL CAP GROWTH STOCK FUND
SMALL CAP VALUE EQUITY FUND
STRATEGIC QUANTITATIVE EQUITY FUND
TAX SENSITIVE GROWTH STOCK FUND
VALUE INCOME STOCK FUND

     INVESTMENT ADVISER:
     TRUSCO CAPITAL MANAGEMENT, INC.
     (the "Adviser")

     INVESTMENT SUBADVISER:
     (Aggressive Growth Stock Fund and
     Emerging Growth Stock Fund)
     ZEVENBERGEN CAPITAL INVESTMENTS LLC
     (the "Subadviser")




     -----------------
     STI CLASSIC FUNDS
     -----------------


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the T Shares of the Equity Funds (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

 2      AGGRESSIVE GROWTH STOCK FUND

 4      BALANCED FUND

 7      CAPITAL APPRECIATION FUND

 10     EMERGING GROWTH STOCK FUND

 12     GROWTH AND INCOME FUND

 15     INFORMATION AND TECHNOLOGY FUND

 18     INTERNATIONAL EQUITY FUND

 21     INTERNATIONAL EQUITY INDEX FUND

 24     LIFE VISION AGGRESSIVE GROWTH FUND

 27     LIFE VISION CONSERVATIVE FUND

 30     LIFE VISION GROWTH AND INCOME FUND

 34     LIFE VISION MODERATE GROWTH FUND

 38     MID-CAP EQUITY FUND

 41     MID-CAP VALUE EQUITY FUND

 44     SMALL CAP GROWTH STOCK FUND

 47     SMALL CAP VALUE EQUITY FUND

 50     STRATEGIC QUANTITATIVE EQUITY FUND

 52     TAX SENSITIVE GROWTH STOCK FUND

 55     VALUE INCOME STOCK FUND

 57     MORE INFORMATION ABOUT RISK

 58     MORE INFORMATION ABOUT FUND INVESTMENTS

 59     INVESTMENT ADVISER

 59     INVESTMENT SUBADVISER

 59     PORTFOLIO MANAGERS

 61     PURCHASING AND SELLING FUND SHARES

 64     DIVIDENDS AND DISTRIBUTIONS

 64     TAXES

 66     FINANCIAL HIGHLIGHTS

INSIDE  PRIVACY POLICY
BACK
COVER
BACK    HOW TO OBTAIN MORE INFORMATION
COVER    ABOUT THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------

(SUITCASE  FUND SUMMARY
  ICON)
(TELESCOPE INVESTMENT STRATEGY
  ICON)
(LIFE      WHAT ARE THE PRINCIPAL RISKS OF INVESTING?
PRESERVER
  ICON)
(TARGET    PERFORMANCE INFORMATION
  ICON)
(LINE      WHAT IS AN INDEX?
  GRAPH
  ICON)
(COIN      FUND FEES AND EXPENSES
  ICON)
(MOUNTAIN  MORE INFORMATION ABOUT FUND INVESTMENTS
  ICON)
(MAGNIFYING INVESTMENT ADVISER
  GLASS
  ICON)
(HAND      PURCHASING AND SELLING FUND SHARES
  SHAKE
  ICON)

--------------------------------------------------------------------------------
OCTOBER 1, 2004

                                                                   PROSPECTUS  1

                                                            CUSIP/TICKER SYMBOLS

FUND NAME                                CLASS     INCEPTION*   TICKER  CUSIP
Aggressive Growth Stock Fund             T Shares    2/23/04    SCATX   784767188
Balanced Fund                            T Shares     1/3/94    SBATX   784766735
Capital Appreciation Fund                T Shares     7/1/92    STCAX   784766867
Emerging Growth Stock Fund               T Shares    2/23/04    SEGTX   784767238
Growth and Income Fund                   T Shares    9/26/92    CRVAX   784766198
Information & Technology Fund            T Shares    9/30/99    STECX   784767840
International Equity Fund                T Shares    12/1/95    STITX   784766388
International Equity Index Fund          T Shares     6/6/94    SIEIX   784766594
Life Vision Aggressive Growth Fund       T Shares    6/30/97    CVMGX   784767881
Life Vision Conservative Fund            T Shares    9/30/03    SCCTX   784767485
Life Vision Growth and Income Fund       T Shares    6/30/97    CLVGX   784767873
Life Vision Moderate Growth Fund         T Shares    6/30/97    CLVBX   784767865
Mid-Cap Equity Fund                      T Shares     2/2/94    SAGTX   784766750
Mid-Cap Value Equity Fund                T Shares   11/30/01    SMVTX   784767725
Small Cap Growth Stock Fund              T Shares    10/8/98    SSCTX   784766263
Small Cap Value Equity Fund              T Shares    1/31/97    SCETX   784766370
Strategic Quantitative Equity Fund       T Shares     8/7/03    SQETX   784767527
Tax Sensitive Growth Stock Fund          T Shares   12/11/98    STTAX   784766230
Value Income Stock Fund                  T Shares    2/12/93    STVTX   784766834

* The performance included under "Performance Information" may include the performance of other classes of the Fund and/or predecessors of the Fund.

                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser (or the Subadviser) is responsible for investing Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's (or the Subadviser's) judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser (or the Subadviser) does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

AGGRESSIVE GROWTH STOCK FUND



           2  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             Common stocks of U.S. multi-cap growth companies
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities of companies with favorable prospects for future revenue, earnings, and/or cash flow
                                             growth
INVESTOR PROFILE                             Investors who want to increase the value of their
                                             investment, but do not need income, and who are willing to accept more volatility for the possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Aggressive Growth Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. The Aggressive Growth Stock Fund invests primarily in common stocks of U.S. companies of all sizes that exhibit strong growth characteristics. Using a "bottom-up" approach, the Subadviser identifies companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth "drivers" are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings are evaluated, providing the foundation for further fundamental research to determine the weighting of the Fund's investments in various equity market sectors. In addition, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid- capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Aggressive Growth Stock Fund commenced operations on February 23, 2004, and therefore, does not have performance history for a full calendar year.

                                                    AGGRESSIVE GROWTH STOCK FUND



                                                                   PROSPECTUS  3

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.25%
Other Expenses*                                               0.32%
                                                              -------------------
                                                              1.57%
Total Annual Operating Expenses**

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Aggressive Growth Stock Fund - T Shares    1.22%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS
 $160        $496

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

BALANCED FUND



           4  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation and current income
INVESTMENT FOCUS
  PRIMARY                                    U.S. common stocks
  SECONDARY                                  Bonds
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with a history of earnings
                                             growth and bonds with minimal risk
INVESTOR PROFILE                             Investors who want income from their investment, as well as an increase in its value

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Balanced Fund invests in common and preferred stocks, convertible securities, U.S. government obligations and investment grade corporate bonds. In selecting stocks for the Fund, the Adviser attempts to identify high-quality companies with a history of above average earnings growth. In selecting bonds, the Adviser tries to minimize risk while attempting to outperform selected market indices. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

                                                                   BALANCED FUND



                                                                   PROSPECTUS  5

(BAR CHART)

1995                    25.51%
1996                    12.13%
1997                    21.14%
1998                    19.55%
1999                     4.66%
2000                     4.79%
2001                     0.23%
2002                    -8.53%
2003                    10.05%

      BEST QUARTER               WORST QUARTER
         12.57%                     -5.97%
       (12/31/98)                  (6/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 1.26%.

                                                                   BALANCED FUND



                                                                PROSPECTUS  5

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of a Hybrid 60/40 Blend of the S&P 500 (R) Index and the Lehman Brothers U.S. Government/Credit Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns
Before Taxes           10.05%     2.04%         8.00%
Fund Returns
After Taxes
on Distributions        9.50%     0.96%         5.93%
Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares     6.61%     1.16%         5.72%
Hybrid 60/40 Blend of
the Following Market
Benchmarks             18.76%     2.70%         9.77%
 S&P 500(R) Index
 (reflects no
 deduction for fees,
 expenses or taxes)    28.67%    -0.57%        11.06%
 Lehman Brothers U.S.
 Government/ Credit
 Index (reflects no
 deduction for fees,
 expenses or taxes)     4.67%     6.66%         6.98%

* Since inception of the T Shares on January 3, 1994. Benchmark returns since December 31, 1993 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized composite made up of the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index, which include U.S. government, Treasury and agency securities, as well as high grade corporate bonds.

BALANCED FUND



           6  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.95%
Other Expenses*                                               0.06%
                                                              ---------
Total Annual Operating Expenses**                             1.01%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Balanced Fund - T Shares    0.99%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $103     $322      $558      $1,236

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                       CAPITAL APPRECIATION FUND



                                                                   PROSPECTUS  7

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation
INVESTMENT FOCUS                             U.S. common stocks
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with above average growth
                                             potential
INVESTOR PROFILE                             Investors who want the value of their investment to grow,
                                             but do not need to receive income on their investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large-cap stocks but will also utilize mid-cap stocks. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

1994                     -7.41%
1995                     31.15%
1996                     20.31%
1997                     31.13%
1998                     28.06%
1999                      9.71%
2000                      1.62%
2001                     -6.49%
2002                    -21.98%
2003                     18.52%

      BEST QUARTER               WORST QUARTER
         22.93%                     -14.98%
       (12/31/98)                  (9/30/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 2.71%.

CAPITAL APPRECIATION FUND



           8  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500 (R) Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES                   1 YEAR   5 YEARS   10 YEARS
Fund Returns
Before Taxes               18.52%   -0.73%      8.99%
Fund Returns After
Taxes on Distributions     18.52%   -1.95%      6.19%
Fund Returns After Taxes
on Distributions and Sale
of Fund Shares             12.04%   -0.95%      6.36%
S&P 500(R) Index
(reflects
no deduction for fees,
expenses or taxes)         28.67%   -0.57%     11.06%

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

                                                       CAPITAL APPRECIATION FUND



                                                                   PROSPECTUS  9

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                            T SHARES
Investment Advisory Fees                                                    1.15%
Other Expenses*                                                             0.05%
                                                                            -------------------
Total Annual Operating Expenses                                             1.20%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $122     $381      $660      $1,455

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

EMERGING GROWTH STOCK FUND



          10  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             Common stocks of U.S. small- and mid-cap growth companies
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities of small-and
                                             mid-capitalization companies with favorable prospects for
                                             future revenue, earnings, and/or cash flow growth
INVESTOR PROFILE                             Investors who want to increase the value of their
                                             investment, but do not need income, and who are willing to accept more volatility for the possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Emerging Growth Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. The Emerging Growth Stock Fund invests primarily in stocks of U.S. companies with market capitalizations below $10 billion that exhibit strong growth characteristics. In selecting investments for the Fund, the Subadviser emphasizes companies that have a market capitalization of $5 billion or less. Using a "bottom-up" approach, the Subadviser identifies companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth "drivers" are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings are evaluated, providing the foundation for further fundamental research to determine the weighting of the Fund's investments in various equity market sectors. In addition, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid- capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Emerging Growth Stock Fund commenced operations on February 23, 2004, and therefore does not have performance history for a full calendar year.

                                                      EMERGING GROWTH STOCK FUND



                                                                  PROSPECTUS  11

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.25%
Other Expenses*                                               0.40%
                                                              -------------------
Total Annual Operating Expenses**                             1.65%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Emerging Growth Stock Fund -- T
  Shares                                 1.22%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS
 $168        $520

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

GROWTH AND INCOME FUND



          12  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                    Long-term capital appreciation
  SECONDARY                                  Current income
INVESTMENT FOCUS                             Equity securities
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities of companies with market
                                             capitalizations of at least $1.5 billion with attractive
                                             valuation and/or above average earnings potential relative either to their sectors or the market as a whole
INVESTOR PROFILE                             Investors who are looking for capital appreciation potential and some income with less volatility than the equity market as a whole

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Growth and Income Fund invests primarily in equity securities, including common stocks of domestic companies and listed American Depositary Receipts (ADRs) of foreign companies, all with market capitalizations of at least $1.5 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with attractive fundamental profiles. The portfolio management team selects stocks of companies with strong financial quality and above average earnings potential to secure the best relative values in each economic sector. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                          GROWTH AND INCOME FUND



                                                                PROSPECTUS  13

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*
(BAR CHART)

1994                    -0.81%
1995                    29.38%
1996                    19.06%
1997                    27.69%
1998                    18.20%
1999                    14.17%
2000                     1.43%
2001                    -6.60%
2002                    -19.64%
2003                    28.14%

      BEST QUARTER               WORST QUARTER
         17.38%                     -18.44%
        (6/30/97)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 4.80%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500(R)/BARRA Value Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES                   1 YEAR   5 YEARS   10 YEARS
Fund Returns
Before Taxes               28.14%    2.18%      9.89%
Fund Returns After
Taxes on Distributions     27.93%    1.50%      7.62%
Fund Returns After Taxes
on Distributions and Sale
of Fund Shares             18.52%    1.58%      7.35%
S&P 500(R)/BARRA Value
Index (reflects no
deduction for fees,
expenses or taxes)         31.79%    1.95%     10.55%

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index comprised of securities in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

GROWTH AND INCOME FUND



          14  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.90%
Other Expenses*                                               0.06%
                                                              -------------------
Total Annual Operating Expenses                               0.96%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS      5 YEARS      10 YEARS
 $98         $306         $531         $1,178

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                 INFORMATION AND TECHNOLOGY FUND



                                                                  PROSPECTUS  15

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital growth
INVESTMENT FOCUS                             Common stocks of companies benefiting from information and technology
SHARE PRICE VOLATILITY                       Very high
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies benefiting from technology
                                             and information to achieve above average growth
INVESTOR PROFILE                             Aggressive investors with long-term investment goals who are willing to accept significant volatility for the possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Information and Technology Fund invests at least 80% of its net assets in common stocks of U.S.
companies that are expected to benefit substantially from information and technology and achieve above average growth. The Fund believes that information-oriented companies and technology-oriented companies offer the potential for significant long-term growth. The Fund's holdings are generally diversified across three market segments. The first segment is comprised of corporations whose core line of business focuses on an emerging information-related or technology-related market. The second segment consists of established technology companies that provide the infrastructure to support the transfer of information. The third segment includes established, non-tech corporations from multiple industries that are harnessing the power of information to drive company growth. In selecting investments for the Fund, the Adviser uses a "bottom-up" analysis that evaluates the competitive advantages and market sustainability of individual companies. The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Due to the focus of the Fund, many holdings share similar risk factors. Many companies in the portfolio have limited operating histories, function in rapidly changing business environments and trade at valuations that are significantly higher than average. As a result, the Fund's net asset value (NAV) may be more volatile than other, broadly diversified equity funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

INFORMATION AND TECHNOLOGY FUND



          16  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.
This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

2000                    -16.75%
2001                    -26.65%
2002                    -49.81%
2003                     42.16%

      BEST QUARTER               WORST QUARTER
         27.45%                     -32.91%
       (12/31/01)                  (9/30/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 2.76%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Goldman Sachs Technology Composite Index and the Lipper Science & Technology Funds Objective. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES                      1 YEAR   SINCE INCEPTION*
Fund Returns
Before Taxes                  42.16%        -6.20%
Fund Returns
After Taxes on
Distributions                 42.16%        -6.20%
Fund Returns
After Taxes on
Distributions and Sale
of Fund Shares                27.41%        -5.18%
Goldman Sachs Technology
Composite Index (reflects no
deduction for fees, expenses
or taxes)                     54.19%       -11.99%
Lipper Science & Technology
Funds Objective (reflects no
deduction for taxes)          55.95%       -10.91%

* Since inception of the T Shares on September 30, 1999.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index of selected technology funds. The Lipper Science & Technology Funds Objective is an average of funds that invest 65% of their equity portfolio in science and technology stocks. The number of funds in the Objective varies.

                                                 INFORMATION AND TECHNOLOGY FUND



                                                                  PROSPECTUS  17

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.10%
Other Expenses*                                               0.22%
                                                              -------------------
Total Annual Operating Expenses                               1.32%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $134     $418      $723      $1,590

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

INTERNATIONAL EQUITY FUND



          18  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             Foreign common stocks
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with good fundamentals or a history of consistent growth
INVESTOR PROFILE                             Investors who want an increase in the value of their
                                             investment without regard to income, are willing to accept the increased risks of international investing for the
                                             possibility of higher returns, and want exposure to a
                                             diversified portfolio of international stocks

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the International Equity Fund invests at least 80% of its net assets in common stocks and other equity securities of foreign companies. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Adviser's "bottom-up" approach to stock selection focuses on individual stocks and fundamental characteristics of companies. The Adviser's goal is to find companies with top management, quality products and sound financial positions, or a history of consistent growth in cash flows, sales, operating profits, returns on equity and returns on invested capital. In selecting investments for the Fund, the Adviser diversifies the Fund's investments among at least three foreign countries. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity market or the equity market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                       INTERNATIONAL EQUITY FUND



                                                                  PROSPECTUS  19

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on December 1, 1995. Performance prior to December 1, 1995 is that of the Adviser's similarly managed collective investment fund, which began operations on January 31, 1995. The collective investment fund's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As a collective investment fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective investment fund's performance would have been lower.
This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

1996                     22.08%
1997                     13.35%
1998                     11.22%
1999                      9.47%
2000                     -3.46%
2001                    -17.71%
2002                    -17.02%
2003                     36.86%

      BEST QUARTER               WORST QUARTER
         18.75%                     -19.71%
        (6/30/03)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 3.18%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI (R) EAFE (R)) Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            SINCE        SINCE
                                          INCEPTION    INCEPTION
                                             AS A        OF THE
                                          REGISTERED   COLLECTIVE
                                            MUTUAL     INVESTMENT
T SHARES               1 YEAR   5 YEARS     FUND*        FUND**
Fund Returns
Before Taxes           36.86%   -0.25%      5.82%        8.69%
Fund Returns
After Taxes
on Distributions       36.86%   -1.44%      4.23%         N/A+
Fund Returns After
Taxes on
Distributions and
Sale of Fund
Shares                 24.60%   -0.64%      4.33%         N/A+
MSCI(R) EAFE(R) Index
(reflects no
deduction for fees,
expenses or taxes)     38.59%   -0.05%      3.72%        4.60%

* Fund returns since inception of the T Shares on December 1, 1995, when the Fund began operating as a registered mutual fund. Benchmark returns since November 30, 1995 (benchmark returns available only on a month end basis).

** Since inception of the collective investment fund on January 31, 1995.

+ It is not possible to reflect the impact of taxes on the collective investment fund's performance.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI(R) EAFE(R) Index is a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 foreign and developed countries.

INTERNATIONAL EQUITY FUND



          20  PROSPECTUS

(COIN ICON)
             FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee is imposed if you redeem or exchange your shares within sixty days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.25%
Other Expenses*                                               0.12%
                                                              -------------------
Total Annual Operating Expenses                               1.37%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $139     $434      $750      $1,646

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                 INTERNATIONAL EQUITY INDEX FUND



                                                                  PROSPECTUS  21

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Investment results that correspond to the performance of the
                                             MSCI(R) EAFE(R)-GDP Weighted Index
INVESTMENT FOCUS                             Foreign equity securities in the MSCI(R) EAFE(R)-GDP
                                             Weighted Index
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Statistical analysis to track the MSCI(R) EAFE(R)-GDP
                                             Weighted Index
INVESTOR PROFILE                             Aggressive investors who want exposure to foreign markets
                                             and are willing to accept the increased risks of foreign
                                             investing for the possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the International Equity Index Fund invests at least 80% of its net assets in equity securities of foreign companies. In selecting investments for the Fund, the Adviser chooses companies included in the MSCI(R) EAFE(R)-GDP Weighted Index, an index of equity securities of companies located in Europe, Australasia and the Far East. While the Fund is structured to have overall investment characteristics similar to those of the Index, it selects a sample of securities within the Index using a statistical process. Therefore, the Fund will not hold all securities included in the Index. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

In addition to the above mentioned risks, the Adviser may not be able to match the performance of the Fund's benchmark.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

INTERNATIONAL EQUITY INDEX FUND



          22  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

1995                     10.73%
1996                      6.04%
1997                      8.99%
1998                     30.02%
1999                     30.66%
2000                    -17.06%
2001                    -23.47%
2002                    -16.52%
2003                     40.54%

      BEST QUARTER               WORST QUARTER
         21.26%                     -20.53%
       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 4.95%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Morgan Stanley Capital International Europe, Australasia and Far East - Gross Domestic Product (MSCI(R) EAFE(R)-GDP) Weighted Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns Before
Taxes                  40.54%   -0.55%         4.88%
Fund Returns After
Taxes on
Distributions          40.52%   -0.60%         4.04%
Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares    26.92%   -0.38%         3.95%
MSCI(R) EAFE(R)-GDP
Weighted Index
(reflects no
deduction for fees,
expenses or taxes)     40.00%   -0.79%         3.87%

* Since inception of the T Shares on June 6, 1994. Benchmark returns since May 31, 1994 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI(R) EAFE(R)-GDP Weighted Index is a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 foreign and developed countries. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect to the market capitalization of the various companies operating in each country.

                                                 INTERNATIONAL EQUITY INDEX FUND



                                                                  PROSPECTUS  23

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee is imposed if you redeem or exchange your shares within sixty days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.90%
Other Expenses*                                               0.13%
                                                              -------------------
Total Annual Operating Expenses**                             1.03%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

International Equity Index Fund - T Shares    0.98%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR  3 YEARS   5 YEARS      10 YEARS
  $105   $328      $569         $1,259

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

LIFE VISION AGGRESSIVE GROWTH FUND



          24  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High capital appreciation

INVESTMENT FOCUS                             Equity and money market funds

SHARE PRICE VOLATILITY                       High

PRINCIPAL INVESTMENT STRATEGY                Investing at least 80% of the Fund's assets in STI Classic
                                             Equity Funds

INVESTOR PROFILE                             Investors who want the value of their investment to grow,
                                             but do not need to receive income on their investment, and are willing to be subject to the risks of equity securities

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Life Vision Aggressive Growth Fund invests at least 80% of its assets in STI Classic Funds that invest primarily in equity securities. The Fund's remaining assets may be invested in STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total return, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                  INVESTMENT RANGE
                              (PERCENTAGE OF THE LIFE
                              VISION AGGRESSIVE GROWTH
ASSET CLASS                        FUND'S ASSETS)
------------------------------------------------------
Equity Funds                          80-100%
Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity Fund
  Value Income Stock Fund
Money Market Funds                      0-20%
  Prime Quality Money Market Fund

Other STI Classic Funds may be utilized.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains taxes for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the STI Classic Funds in which this Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the STI Classic Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                              LIFE VISION AGGRESSIVE GROWTH FUND



                                                                  PROSPECTUS  25

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, this Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The Life Vision Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower.

This bar chart shows changes in the performance of this Life Vision Fund's T Shares from year to year.*
(BAR CHART)

1994                     -4.30%
1995                     25.12%
1996                     16.62%
1997                     22.53%
1998                     12.31%
1999                     10.31%
2000                      6.30%
2001                     -6.52%
2002                    -18.11%
2003                     26.69%

      BEST QUARTER               WORST QUARTER
         18.72%                     -16.74%
       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 4.35%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the average annual total returns of this Life Vision Fund for the periods ended December 31, 2003, to those of a Hybrid 90/10 Blend of the S&P 500(R) Index and the Citigroup 3-Month Treasury Bill Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                             SINCE
                                           INCEPTION
                                             OF THE
                                           REGISTERED
T SHARES               1 YEAR   5 YEARS   MUTUAL FUND*   10 YEARS**
Fund Returns Before
Taxes                  26.69%    2.61%       4.99%          8.13%

Fund Returns
After Taxes on
Distributions          26.60%    1.53%       3.64%           N/A+

Fund Returns
After Taxes on
Distributions
and Sale of
Fund Shares            17.45%    1.75%       3.65%           N/A+

Hybrid 90/10
Blend of the
Following
Market
Benchmarks++           25.71%   -0.04%       5.14%         10.49%

 S&P 500(R) Index      28.67%   -0.57%       5.10%         11.06%

 Citigroup 3-Month
 Treasury Bill
 Index                  1.07%    3.50%       3.87%          4.30%

 * Since inception of the T Shares on June 30, 1997, when the Fund began operating as a registered mutual fund.
 **Includes performance of the Adviser's asset allocation program.
 + It is not possible to reflect the impact of taxes on the Adviser's asset allocation program's performance.
 ++Benchmarks reflect no deductions for fees, expenses or taxes.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------

          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Citigroup 3-Month Treasury Bill Index is a widely-recognized index of the 3 month U.S. Treasury bills.

LIFE VISION AGGRESSIVE GROWTH FUND



          26  PROSPECTUS

LIFE VISION AGGRESSIVE GROWTH FUND



          26  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold T Shares of this Life Vision Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. This Life Vision Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.25%
Other Expenses*                                               0.10%
                                                              -------------------
Total Annual Operating Expenses**                             0.35%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Life Vision Aggressive Growth Fund - T Shares    0.21%

  The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on restated expenses of the underlying STI Classic Funds, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.08%. Therefore, total annualized expenses would be 1.43% before waivers and 1.29% after waivers.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, this Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR  3 YEARS   5 YEARS   10 YEARS
   $36     $113      $197       $443

These costs are all inclusive representing both direct Fund expenses and additional expenses associated with investments in underlying STI Classic Funds (1.43%):

  1 YEAR  3 YEARS   5 YEARS   10 YEARS
   $146    $452      $782      $1,713

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser."

                                                   LIFE VISION CONSERVATIVE FUND



                                                                  PROSPECTUS  27

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation and current income
INVESTMENT FOCUS
  PRIMARY                                    Bond funds
  SECONDARY                                  Equity funds
SHARE PRICE VOLATILITY                       Low
PRINCIPAL INVESTMENT STRATEGY                Investing pursuant to an asset allocation strategy in a
                                             combination of STI Classic Bond Funds, and to a lesser
                                             extent, STI Classic Equity Funds
INVESTOR PROFILE                             Investors who want income from their investment, as well as an increase in its value, but want to reduce risk by
                                             limiting exposure to equity securities

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Life Vision Conservative Fund invests in STI Classic Funds that invest primarily in fixed income securities, but may invest up to 35% of the Fund's assets in STI Classic Funds that invest primarily in equity securities. The Fund's remaining assets may be invested in STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total return, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                   INVESTMENT RANGE
                                  (PERCENTAGE OF THE
                               LIFE VISION CONSERVATIVE
ASSET CLASS                         FUND'S ASSETS)
-------------------------------------------------------
Bond Funds                             65-100%
Classic Institutional High Quality Bond Fund
  High Income Fund
  Classic Institutional Total Return Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage Securities Fund
  Short-Term U.S. Treasury Securities Fund
  U.S. Government Securities Fund

                                   INVESTMENT RANGE
                                  (PERCENTAGE OF THE
                               LIFE VISION CONSERVATIVE
ASSET CLASS                         FUND'S ASSETS)
-------------------------------------------------------
Equity Funds                             0-35%
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity Fund
  Value Income Stock Fund
Money Market Funds                       0-20%
  Prime Quality Money Market Fund

Other STI Classic Funds may be utilized.

Due to its investment strategy, the Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the STI Classic Funds in which this Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

LIFE VISION CONSERVATIVE FUND



          28  PROSPECTUS

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Life Vision Conservative Fund commenced operations on March 11, 2003, and therefore does not have performance history for a full calendar year.

                                                   LIFE VISION CONSERVATIVE FUND



                                                                  PROSPECTUS  29

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold T Shares of this Life Vision Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. The Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.25%
Other Expenses*                                               0.52%
                                                              -------------------
Total Annual Operating Expenses**                             0.77%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Life Vision Conservative Fund - T
  Shares                                   0.21%

  The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on restated expenses of the underlying STI Classic Funds, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.01%. Therefore, total expenses would be 1.78% before waivers and 1.22% after waivers.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS
 $79         $246

These costs are all inclusive representing both direct Fund expenses before waivers and additional expenses associated with investments in underlying STI Classic Funds (1.78%):

1 YEAR      3 YEARS
 $181        $560

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund's estimated expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser."

LIFE VISION GROWTH AND INCOME FUND



          30  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation

INVESTMENT FOCUS                             Equity and bond funds

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Investing pursuant to an asset allocation strategy in a
                                             combination of STI Classic Equity Funds and, to a lesser
                                             extent, STI Classic Bond Funds

INVESTOR PROFILE                             Investors who want their assets to grow, but want to
                                             moderate the risks of equity securities through investment of a portion of their assets in bonds

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Life Vision Growth and Income Fund invests at least 70% to 80% of its assets in STI Classic Funds that invest primarily in either equity securities or fixed income securities. The Fund's remaining assets may be invested in shares of underlying STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total returns, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                 INVESTMENT RANGE
                             (PERCENTAGE OF THE LIFE
                             VISION GROWTH AND INCOME
ASSET CLASS                       FUND'S ASSETS)
-----------------------------------------------------
Equity Funds                          50-80%
Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity Fund
  Value Income Stock Fund

                                 INVESTMENT RANGE
                             (PERCENTAGE OF THE LIFE
                             VISION GROWTH AND INCOME
ASSET CLASS                       FUND'S ASSETS)
-----------------------------------------------------
Bond Funds                            20-50%
  Classic Institutional High Quality Bond Fund
  High Income Fund
  Classic Institutional Total Return Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage Securities Fund
  Short-Term U.S. Treasury Securities Fund
  U.S. Government Securities Fund
Money Market Funds                     0-20%
  Prime Quality Money Market Fund

Other STI Classic Funds may be utilized.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the STI Classic Funds in which this Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

                                              LIFE VISION GROWTH AND INCOME FUND



                                                                  PROSPECTUS  31

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, this Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The Life Vision Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower.

This bar chart shows changes in the performance of this Life Vision Fund's T Shares from year to year.*

(BAR CHART)

1994                     -3.52%
1995                     22.68%
1996                     12.16%
1997                     18.08%
1998                     11.16%
1999                      7.95%
2000                      7.08%
2001                     -2.55%
2002                    -11.99%
2003                     23.99%

      BEST QUARTER               WORST QUARTER
         13.65%                     -12.87%
       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 3.17%.

LIFE VISION GROWTH AND INCOME FUND



          32  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the average annual total returns of this Life Vision Fund for the periods ended December 31, 2003, to those of a Hybrid 65/25/10 Blend of the S&P 500 (R) Index, Lehman Brothers U.S. Aggregate Bond Index and the Citigroup 3-Month Treasury Bill Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                              SINCE
                                           INCEPTION OF
                                          THE REGISTERED
T SHARES               1 YEAR   5 YEARS    MUTUAL FUND*    10 YEARS**
Fund Returns Before
Taxes                  23.99%     4.22%        5.98%          7.92%

Fund Returns
After Taxes on
Distributions          23.49%     3.19%        4.36%           N/A+

Fund Returns
After Taxes on
Distributions
and Sale of
Fund Shares            15.68%     3.02%        4.22%           N/A+

Hybrid 65/25/10
Blend of the
Following Market
Benchmarks++           18.20%     1.34%        5.44%          8.91%

 S&P 500(R) Index      28.67%    -0.57%        5.10%         11.06%
 Lehman Brothers U.S.
 Aggregate Bond Index   4.10%     6.62%        7.43%          6.95%
 Citigroup
 3-Month
 Treasury Bill
 Index                  1.07%     3.50%        3.87%          4.30%

 * Since inception of the T Shares on June 30, 1997, when the Fund began operating as a registered mutual fund.
 **Includes performance of the Adviser's asset allocation program.
 + It is not possible to reflect the impact of taxes on the Adviser's asset allocation program's performance.
 ++Benchmarks reflect no deductions for fees, expenses or taxes.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Citigroup 3-Month Treasury Bill Index is a widely-recognized index of the 3 month U.S. Treasury bills.

                                              LIFE VISION GROWTH AND INCOME FUND



                                                                  PROSPECTUS  33

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold T Shares of this Life Vision Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. This Life Vision Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.25%
Other Expenses*                                               0.07%
                                                              -------------------
Total Annual Operating Expenses**                             0.32%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Life Vision Growth and Income Fund - T Shares    0.21%

  The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on restated expenses of the underlying STI Classic Funds, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.06%. Therefore, total expenses would be 1.38% before waivers and 1.27% after waivers.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR  3 YEARS   5 YEARS   10 YEARS
   $33     $103      $180       $406

These costs are all inclusive representing both direct Fund expenses after waivers and additional expenses associated with investments in underlying STI Classic Funds (1.38%):

  1 YEAR  3 YEARS   5 YEARS   10 YEARS
   $140    $437      $755      $1,657

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser."

LIFE VISION MODERATE GROWTH FUND



          34  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation and current income
INVESTMENT FOCUS                             Equity and bond funds
SHARE PRICE VOLATILITY                       Low
PRINCIPAL INVESTMENT STRATEGY                Investing pursuant to an asset allocation strategy in a
                                             combination of STI Classic Equity and Bond Funds
INVESTOR PROFILE                             Investors who want income from their investment, as well as an increase in its value, and are willing to be subject to the risks of equity securities

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Life Vision Moderate Growth Fund principally invests in STI Classic Funds that invest primarily in equity securities and fixed income securities. The Fund's remaining assets may be invested in shares of underlying STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total returns, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                  INVESTMENT RANGE
                               (PERCENTAGE OF THE LIFE
                               VISION MODERATE GROWTH
ASSET CLASS                        FUND'S ASSETS)
------------------------------------------------------
Equity Funds                           35-65%
Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity Fund
  Value Income Stock Fund

                                  INVESTMENT RANGE
                               (PERCENTAGE OF THE LIFE
                               VISION MODERATE GROWTH
ASSET CLASS                        FUND'S ASSETS)
------------------------------------------------------
Bond Funds                             35-65%
  Classic Institutional High Quality
     Bond Fund
  High Income Fund
  Classic Institutional Total Return Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage
     Securities Fund
  Short-Term U.S. Treasury
     Securities Fund
  U.S. Government Securities Fund
Money Market Funds                      0-20%
  Prime Quality Money Market Fund

Other STI Classic Funds may be utilized.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains taxes for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the STI Classic Funds in which this Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

                                                LIFE VISION MODERATE GROWTH FUND



                                                                  PROSPECTUS  35

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, this Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The Life Vision Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower.

This bar chart shows changes in the performance of this Life Vision Fund's T Shares from year to year.*

(BAR CHART)

1994                    -2.97%
1995                    20.52%
1996                    10.51%
1997                    16.41%
1998                    11.15%
1999                     6.19%
2000                     5.46%
2001                    -1.10%
2002                    -8.28%
2003                    19.98%

      BEST QUARTER               WORST QUARTER
         11.24%                     -9.20%
       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 2.42%.

LIFE VISION MODERATE GROWTH FUND



          36  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the average annual total returns of this Life Vision Fund for the periods ended December 31, 2003, to those of a Hybrid 50/40/10 Blend of the S&P 500(R) Index, Lehman Brothers U.S. Aggregate Bond Index and the Citigroup 3-Month Treasury Bill Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                               SINCE
                                           INCEPTION OF
                                          THE REGISTERED
T SHARES               1 YEAR   5 YEARS    MUTUAL FUND*     10 YEARS**
Fund Returns Before
Taxes                  19.98%    4.04%         5.80%           7.38%
Fund Returns After
Taxes on
Distributions          19.33%    2.47%         3.99%            N/A+
Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares    13.02%    2.61%         3.99%            N/A+
Hybrid 50/40/10 Blend
of the Following
Market Benchmarks++    15.67%    3.09%         6.37%           9.07%
 S&P 500 (R) Index     28.67%   -0.57%         5.10%          11.06%
 Lehman Brothers U.S.
 Aggregate Bond Index   4.10%    6.62%         7.43%           6.95%
 Citigroup 3-Month
 Treasury Bill Index    1.07%    3.50%         3.87%           4.30%

* Since inception of the T Shares on June 30, 1997, when the Fund began operating as a registered mutual fund.

** Includes performance of the Adviser's asset allocation program.

+ It is not possible to reflect the impact of taxes on the Adviser's asset allocation program's performance.

++ Benchmarks reflect no deductions for fees, expenses or taxes.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Citigroup 3-Month Treasury Bill Index is a widely-recognized index of the 3 month U.S. Treasury bills.

                                                LIFE VISION MODERATE GROWTH FUND



                                                                  PROSPECTUS  37

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold T Shares of this Life Vision Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. This Life Vision Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.25%
Other Expenses*                                               0.07%
                                                              -------------------
Total Annual Operating Expenses**                             0.32%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Life Vision Moderate Growth Fund - T Shares    0.21%

  The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on restated expenses of the underlying STI Classic Funds, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.09%. Therefore, total expenses would be 1.41% before waivers and 1.30% after waivers.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR  3 YEARS   5 YEARS   10 YEARS
   $33     $103      $180       $406

These costs are all inclusive representing both direct Fund expenses before waivers and additional expenses associated with investments in underlying STI Classic Funds (1.41%):

  1 YEAR  3 YEARS   5 YEARS   10 YEARS
   $144    $446      $771      $1,691

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser."

MID-CAP EQUITY FUND



          38  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation
INVESTMENT FOCUS                             U.S. mid-cap common stocks
SHARE PRICE VOLATILITY                       Moderate to high
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with above average growth
                                             potential at an attractive price
INVESTOR PROFILE                             Investors who want the value of their investment to grow and who are willing to accept more volatility for the
                                             possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Mid-Cap Equity Fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity U.S. traded securities that have small- to mid-sized capitalizations (i.e., companies with market capitalizations of $500 million to $10 billion or companies in the Russell Midcap(R) Index). U.S. traded securities may include American Depositary Receipts among other types of securities. In selecting investments for the Fund, the Adviser chooses companies that, in its opinion, offer above average stock price appreciation relative to other companies in the same economic sector. The Adviser utilizes proprietary, sector based models to rank stocks in each sector of the small- and mid-cap markets. These models utilize fundamental stock characteristics such as growth rates and cash flows. The Adviser utilizes fundamental research in the creation, maintenance, and enhancement of the sector based models to reflect change in the underlying small-and mid-cap markets.

Risk management is utilized extensively and a critical component of the overall investment process. The strategy is diversified with 100 to 140 stocks in the portfolio. Each stock is generally limited to no more than two percent of the portfolio. The portfolio is managed to reduce tracking error and overall volatility to the benchmark.

In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-cap common stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-cap sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                             MID-CAP EQUITY FUND



                                                                PROSPECTUS  39

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.
This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

1995                     31.22%
1996                     15.42%
1997                     21.23%
1998                      6.48%
1999                     16.14%
2000                     -2.97%
2001                      2.38%
2002                    -28.78%
2003                     28.99%

      BEST QUARTER               WORST QUARTER
         24.73%                     -19.96%
       (12/31/98)                  (9/30/98)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 3.68%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Russell Midcap(R) Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns Before
Taxes                  28.99%     1.17%         7.45%
Fund Returns After
Taxes on
Distributions          28.89%    -0.23%         5.16%
Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares    18.96%     0.42%         5.26%
Russell Midcap(R)
Index (reflects no
deduction for fees,
expenses or taxes)     40.06%     7.23%        11.98%

* Since inception of the T Shares on February 2, 1994. Benchmark returns since January 31, 1994 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap(R) Index is a widely-recognized index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index is a widely-recognized comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Each security in the Russell 1000(R) Index is float-adjusted market capitalization-weighted to ensure investable positions.

MID-CAP EQUITY FUND



          40  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.15%
Other Expenses*                                               0.07%
                                                              -------------------
Total Annual Operating Expenses                               1.22%

 * The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR  3 YEARS   5 YEARS   10 YEARS
   $124    $387      $670      $1,477

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                       MID-CAP VALUE EQUITY FUND



                                                                  PROSPECTUS  41

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                    Capital appreciation
  SECONDARY                                  Current income
INVESTMENT FOCUS                             U.S. mid-cap equity securities
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify undervalued mid-cap securities
INVESTOR PROFILE                             Investors who primarily want the value of their investment to grow, but want to receive some income from their
                                             investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Mid-Cap Value Equity Fund invests at least 80% of its net assets in equity U.S. traded securities with market capitalizations between approximately $1 billion and $12 billion. U.S. traded securities may include American Depositary Receipts among other types of securities. In selecting investments for the Fund, the Adviser chooses common stocks that it believes are undervalued in the market. The Adviser may sell a security when it achieves a designated target price, a company's growth prospects change, or the opportunity for a better investment arises. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid-cap equity securities may underperform other segments of the equity market or the equity market as a whole.

The mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these smaller companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

2002                    -21.26%
2003                     29.51%

      BEST QUARTER               WORST QUARTER
         17.79%                     -23.08%
        (6/30/03)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 8.88%.

MID-CAP VALUE EQUITY FUND



          42  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Russell Midcap(R) Value Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES                     1 YEAR   SINCE INCEPTION*
Fund Returns
Before Taxes                 29.51%         3.41%
Fund Returns After Taxes on
Distributions                29.38%         2.85%
Fund Returns After Taxes on
Distributions and Sale of
Fund Shares                  19.31%         2.55%
Russell Midcap(R) Value
Index (reflects no
deduction for fees,
expenses or taxes)           38.07%        13.39%

* Since inception of the T Shares on November 30, 2001.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap(R) Value Index is a widely-recognized index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value index. The Russell 1000(R) Value Index is a widely-recognized index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is a widely-recognized comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Each security in the Russell 1000(R) Index is float-adjusted market capitalization-weighted to ensure investable positions.

                                                       MID-CAP VALUE EQUITY FUND



                                                                  PROSPECTUS  43

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.25%
Other Expenses*                                               0.07%
                                                              -------------------
Total Annual Operating Expenses**                             1.32%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Mid-Cap Value Equity Fund - T Shares    1.24%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR  3 YEARS   5 YEARS   10 YEARS
   $134    $418      $723      $1,590

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

SMALL CAP GROWTH STOCK FUND



          44  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             U.S. small cap common stocks of growth companies
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Identifies small cap companies with above average growth
                                             potential
INVESTOR PROFILE                             Investors who want the value of their investment to grow,
                                             but do not need current income

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Small Cap Growth Stock Fund invests at least 80% of its net assets in equity U.S. traded securities with market capitalizations between $50 million and $3 billion in size. U.S. traded securities may include American Depositary Receipts among other types of securities. The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and the potential for capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                     SMALL CAP GROWTH STOCK FUND



                                                                PROSPECTUS  45

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1999                    20.55%

2000                    11.76%

2001                    -0.82%

2002                    -22.71%

2003                    45.64%%

      BEST QUARTER               WORST QUARTER
         24.19%                     -22.83%
        (6/30/03)                  (9/30/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 7.41%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P Small Cap 600(R)/BARRA Growth Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns
Before Taxes           45.64%    8.51%         16.28%
Fund Returns
After Taxes
on Distributions       45.64%    7.92%         15.67%
Fund Returns
After Taxes
on Distributions
and Sale of Fund
Shares                 29.66%    7.11%         14.09%
S&P Small Cap
600(R)/BARRA Growth
Index (reflects no
deduction for fees,
expenses or taxes)     37.31%    6.67%         10.45%

* Since inception of the T Shares on October 8, 1998. Benchmark returns since September 30, 1998 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------

          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Small Cap 600(R)/BARRA Growth Index is a widely-recognized index that measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 600(R) Index consisting of those companies with the highest price-to-book ratios within the S&P 600(R) Index. The S&P 600(R) Index is a widely-recognized, market-value weighted index composed of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P Small Cap 600(R) Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 600 domestic small cap stocks.

SMALL CAP GROWTH STOCK FUND



          46  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.15%
Other Expenses*                                               0.06%
                                                              -------------------
Total Annual Operating Expenses                               1.21%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR  3 YEARS   5 YEARS   10 YEARS
   $123    $384      $665      $1,466

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                    SMALL CAP VALUE EQUITY FUND*



                                                                  PROSPECTUS  47

* Shares of the Small Cap Value Equity Fund are no longer available for purchase by new investors.

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                    Capital appreciation
  SECONDARY                                  Current income
INVESTMENT FOCUS                             U.S. small cap equity securities
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify undervalued small cap securities
INVESTOR PROFILE                             Investors who primarily want the value of their investment to grow, but want to receive some income from their
                                             investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Small Cap Value Equity Fund invests at least 80% of its net assets in equity U.S. traded securities that have small capitalizations (i.e., companies with market capitalizations under $3 billion). U.S. traded securities may include American Depositary Receipts among other types of securities. In selecting investments for the Fund, the Adviser chooses companies that it believes are undervalued in the market relative to the industry sector and the company's own valuation history. The Adviser evaluates potential catalysts that may increase a stock's value to such an extent that the stock no longer meets the Fund's investment criteria. Additionally, all common stocks purchased for the Fund are required to pay a cash dividend. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization equity securities may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

SMALL CAP VALUE EQUITY FUND



          48  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on January 31, 1997. Performance prior to January 31, 1997 is that of the Adviser's similarly managed collective investment fund, which began operations on August 31, 1994. The collective investment fund's performance has been adjusted to reflect the current fees and expenses for T Shares of the Fund. As a collective investment fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective investment fund's performance would have been lower.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

1995                    30.99%
1996                    34.25%
1997                    32.59%
1998                    -13.45%
1999                    -2.72%
2000                    17.96%
2001                    21.21%
2002                    -1.74%
2003                    37.05%

      BEST QUARTER               WORST QUARTER
         19.82%                     -21.99%
        (6/30/99)                  (9/30/98)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 9.85%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Russell 2000(R) Value Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                               SINCE            SINCE
                                           INCEPTION AS A    INCEPTION OF
                                             REGISTERED     THE COLLECTIVE
                                               MUTUAL         INVESTMENT
T SHARES                1 YEAR   5 YEARS       FUND*            FUND**
Fund Returns Before
Taxes                   37.05%   13.37%        11.31%           15.40%
Fund Returns After
Taxes on Distributions  36.95%   12.95%        10.21%             N/A+
Fund Returns After
Taxes on Distributions
and Sale of Fund
Shares                  24.19%   11.43%         9.17%             N/A+
Russell 2000(R) Value
Index (reflects no
deduction for fees,
expenses or taxes)      46.03%   12.28%        11.83%           13.36%

 * Since inception of the T Shares on January 31, 1997, when the Fund began operating as a registered mutual fund.

** Since inception of the collective investment fund on August 31, 1994.

 + It is not possible to reflect the impact of taxes on the collective investment fund's performance.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000(R) Value Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies in the Russell 2000(R) Index with lower growth rates and price-to-book ratios. The Russell 2000(R) Index is a widely-recognized, capitalization-weighted index that consists of a subset of the 3,000 largest U.S. companies.

                                                     SMALL CAP VALUE EQUITY FUND



                                                                  PROSPECTUS  49

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.15%
Other Expenses*                                               0.06%
                                                              -------------------
Total Annual Operating Expenses                               1.21%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR  3 YEARS   5 YEARS   10 YEARS
   $123    $384      $665      $1,466

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

STRATEGIC QUANTITATIVE EQUITY FUND



          50  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             U.S. common stocks of companies with positive earnings
                                             characteristics purchased at reasonable value
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with superior
                                             earnings/valuation cycle characteristics within specific
                                             market sectors
INVESTOR PROFILE                             Investors who want to increase the value of their investment and are willing to accept more volatility for the
                                             possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Strategic Quantitative Equity Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. The Strategic Quantitative Equity Fund attempts, through the use of disciplined quantitative modeling, to objectively and consistently identify those companies with the most attractive earnings growth prospects and valuation characteristics within each sector. Those characteristics vary by sector. In some sectors, attractive stocks are selected based solely upon growth characteristics. In other sectors, a combination of growth and valuation characteristics are used to identify attractive stocks.

The Adviser believes that companies with higher earnings growth prospects will have more highly valued stocks. Companies producing sustained accelerating rates of earnings growth will generate increasing stock valuations. Companies producing sustained decelerating rates of earnings growth will generate decreasing stock valuations. This cycle of accelerating earnings growth with increasing stock valuation and decelerating earnings growth with decreasing stock valuation is called the earnings-valuation cycle. The Adviser uses quantitative modeling to evaluate and select the common stock of companies based on the philosophy that earnings/valuation cycles dictate stock performance, earnings/valuation cycles differ among market sectors, and diversification controls risk. The Fund invests in companies of all sizes so long as they have growth potential. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and the potential for capital gains tax liabilities for taxable investors.

In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The small- to mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small to mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Strategic Quantitative Equity Fund commenced operations on August 7, 2003, and therefore does not have performance history for a full calendar year.

                                              STRATEGIC QUANTITATIVE EQUITY FUND



                                                                  PROSPECTUS  51

(COIN ICON)
             FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.15%
Other Expenses*                                               0.14%
                                                              -------------------
Total Annual Operating Expenses**                             1.29%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Strategic Quantitative Equity Fund - T Shares    1.11%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $131     $409      $708      $1,556

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

TAX SENSITIVE GROWTH STOCK FUND



          52  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital growth with nominal dividend income
INVESTMENT FOCUS                             U.S. common stocks of growth companies
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies that have above average
                                             growth potential and uses a low portfolio turnover strategy to reduce capital gains distributions
INVESTOR PROFILE                             Investors who want to increase the value of their investment while minimizing taxable capital gains distributions

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Tax Sensitive Growth Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. The Tax Sensitive Growth Stock Fund invests primarily in a diversified portfolio of common stocks of financially strong U.S. growth companies. Many of these companies have a history of stable or rising dividend payout policies. The Adviser attempts to minimize the impact of capital gains taxes on investment returns by using a low turnover rate (generally 50% or less) strategy, in conjunction with other tax management strategies. These strategies may lead to lower capital gains distributions and, therefore, lower capital gains taxes. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of U.S. growth companies may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                 TAX SENSITIVE GROWTH STOCK FUND



                                                                  PROSPECTUS  53

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on December 11, 1998. Performance prior to December 11, 1998 is that of the Adviser's similarly managed collective investment fund, which began operations on December 31, 1995. The collective investment fund's performance has been adjusted to reflect the current fees and expenses for T Shares of the Fund. As a collective investment fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective investment fund's performance would have been lower.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

1996                     21.04%
1997                     28.76%
1998                     31.73%
1999                     24.74%
2000                    -12.15%
2001                    -18.21%
2002                    -22.02%
2003                     21.16%

      BEST QUARTER               WORST QUARTER
         27.73%                     -16.20%
       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 2.15%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of S&P 500 (R) Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                           SINCE
                                             SINCE       INCEPTION
                                           INCEPTION       OF THE
                                              AS A       COLLECTIVE
                                           REGISTERED    INVESTMENT
T SHARES               1 YEAR   5 YEARS   MUTUAL FUND*     FUND**
Fund Returns Before
Taxes                  21.16%   -3.27%       -1.89%        7.16%

Fund Returns
After Taxes on
Distributions          21.16%   -3.28%       -1.89%         N/A+
Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares    13.75%   -2.75%       -1.60%         N/A+
S&P 500(R) Index
(reflects no
deduction for fees,
expenses or taxes)     28.67%   -0.57%        0.54%        9.38%

 * Fund Returns since inception of the T Shares on December 11, 1998, when the Fund began operating as a registered mutual fund. Benchmark returns since November 30, 1998 (benchmark returns available only on a month end basis).
 **Since inception of the collective investment fund on December 31,
   1995.
 + It is not possible to reflect the impact of taxes on the collective investment fund's performance.

TAX SENSITIVE GROWTH STOCK FUND



          54  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------

          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.15%
Other Expenses*                                               0.06%
                                                              -------------------
Total Annual Operating Expenses                               1.21%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your share at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR  3 YEARS   5 YEARS   10 YEARS
   $123    $384      $665      $1,466

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                         VALUE INCOME STOCK FUND



                                                                  PROSPECTUS  55

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                    Current income
  SECONDARY                                  Capital appreciation
INVESTMENT FOCUS                             U.S. common stocks
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify high dividend-paying, undervalued
                                             stocks
INVESTOR PROFILE                             Investors who are looking for current income and capital
                                             appreciation with less volatility than the average stock
                                             fund

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Value Income Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. In selecting investments for the Fund, the Adviser primarily chooses U.S. companies that have a market capitalization of at least $2 billion and that have a history of paying regular dividends. The Adviser focuses on dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

1994                      3.54%

1995                     35.93%

1996                     19.46%

1997                     27.08%

1998                     10.58%

1999                     -2.93%

2000                     10.85%

2001                     -0.95%

2002                    -15.47%

2003                     23.64%

      BEST QUARTER               WORST QUARTER
         15.35%                     -19.89%
        (6/30/99)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 5.59%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500(R)/BARRA Value Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

VALUE INCOME STOCK FUND



          56  PROSPECTUS

T SHARES                            1 YEAR   5 YEARS   10 YEARS
Fund Returns Before Taxes           23.64%    2.18%     10.16%
Fund Returns After Taxes on
Distributions                       23.36%    1.07%      6.85%
Fund Returns After Taxes on
Distributions and Sale of Fund
Shares                              15.68%    1.23%      6.84%
S&P 500(R)/BARRA Value Index
(reflects no deduction for fees,
expenses or taxes)                  31.79%    1.95%     10.55%


(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index comprised of securities in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              T SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.80%
Other Expenses*                                               0.06%
                                                              -------------------
Total Annual Operating Expenses                               0.86%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR  3 YEARS   5 YEARS   10 YEARS
   $88     $274      $477      $1,061

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                     MORE INFORMATION ABOUT RISK



                                                                  PROSPECTUS  57

(LIFE PRESERVER ICON)
        MORE INFORMATION
        ABOUT RISK

DERIVATIVES RISK

All Funds

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary. Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EQUITY RISK

All Funds

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

EXCHANGE TRADED FUND RISK

All Funds

The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK

Balanced Fund
Life Vision Conservative Fund
Life Vision Growth and Income Fund
Life Vision Moderate Growth Fund

MORE INFORMATION ABOUT FUND INVESTMENTS



          58  PROSPECTUS

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITY RISKS

Growth and Income Fund
International Equity Fund
International Equity Index Fund
Life Vision Aggressive Growth Fund
Life Vision Conservative Fund
Life Vision Growth and Income Fund
Life Vision Moderate Growth Fund

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

TRACKING ERROR RISK

International Equity Index Fund
Life Vision Aggressive Growth Fund
Life Vision Conservative Fund
Life Vision Growth and Income Fund
Life Vision Moderate Growth Fund

Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect their ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.

(MOUNTAIN ICON)
           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. The Small Cap Value Equity Fund also may invest in investment grade fixed income securities and mid- to large-cap common stocks that would not ordinarily be consistent with the Fund's objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

                                                              INVESTMENT ADVISER



                                                                  PROSPECTUS  59

(MAGNIFIYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Funds. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For the fiscal period ended May 31, 2004, the Adviser received advisory fees of:

  Aggressive Growth Stock Fund             1.10%
  Balanced Fund                            0.92%
  Capital Appreciation Fund                1.13%
  Emerging Growth Stock Fund               1.10%
  Growth and Income Fund                   0.90%
  Information and Technology Fund          1.10%
  International Equity Fund                1.25%
  International Equity Index Fund          0.81%
  Life Vision Aggressive Growth Fund       0.11%
  Life Vision Conservative Fund            0.10%
  Life Vision Growth and Income Fund       0.14%
  Life Vision Moderate Growth Fund         0.14%
  Mid-Cap Equity Fund                      1.13%
  Mid-Cap Value Equity Fund                1.15%
  Small Cap Growth Stock Fund              1.15%
  Small Cap Value Equity Fund              1.15%
  Strategic Quantitative Equity Fund       1.00%
  Tax Sensitive Growth Stock Fund          1.15%
  Value Income Stock Fund                  0.80%

The Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. With respect to the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund, the Adviser oversees the Subadviser to ensure compliance with each Fund's investment policies and guidelines and monitors the Subadviser's adherence to its investment style. The Adviser pays the Subadviser out of the fees it receives from the Aggressive Growth Stock Fund and Emerging Growth Stock Fund. The Board of Trustees supervises the Adviser and Subadviser and establishes policies that the Adviser and Subadviser must follow in their management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

INVESTMENT SUBADVISER

Zevenbergen Capital Investments LLC, 601 Union Street, Seattle, Washington 98101, serves as the subadviser to the Aggressive Growth Stock Fund and Emerging Growth Stock Fund and manages the portfolios of the Aggressive Growth Stock Fund and Emerging Growth Stock Fund on a day-to-day basis. The Subadviser was founded in 1987 and manages domestic growth equity assets. The firm's client base is comprised of a blend of institutional tax-exempt and taxable separately managed accounts. As a domestic growth equity manager, the Subadviser manages assets for a variety of entities, including public funds, foundations, endowments, corporations, pooled accounts, and private individuals. As of June 30, 2004, the Subadviser had approximately $1.0 billion in assets under management. The Subadviser selects, buys, and sells securities for the Aggressive Growth Stock Fund and Emerging Growth Stock Fund under the supervision of the Adviser and the Board of Trustees. The Subadviser is entitled to receive from the Adviser 0.625% of each of the Aggressive Growth Stock Fund's and Emerging Growth Stock Fund's daily net assets.

PORTFOLIO MANAGERS

Each of the Funds, except the Life Vision Funds, is managed by co-portfolio managers or by a portfolio manager who is supported by a back-up portfolio manager. Each of the Life Vision Funds is managed by a team of investment professionals. No one person is primarily responsible for making investment recommendations.

Mr. Brett Barner, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI Capital Management, N.A. (STI) since 1994. He has managed the SMALL CAP

PORTFOLIO MANAGERS



          60  PROSPECTUS

VALUE EQUITY FUND since it began operating in January 1997. He has more than 19 years of investment experience.

Mr. Edward E. Best, CFA, has served as Managing Director of Trusco since June 2000, after serving as Vice President since September 1999 and Associate since joining Trusco in January 1998. Mr. Best also serves as the senior quantitative equity analyst for Trusco. He has managed the STRATEGIC QUANTITATIVE EQUITY FUND since it began operating in August 2003. He has more than 11 years of investment experience.

Ms. Brooke de Boutray, CFA, has served as Managing Director, Principal, Portfolio Manager and Analyst for the Subadviser since 1992. She has co-managed the AGGRESSIVE GROWTH STOCK FUND and the EMERGING GROWTH STOCK FUND since they began operating in February 2004. Ms. de Boutray has more than 21 years of investment experience.

Mr. Chad Deakins, CFA, has served as Vice President of Trusco since May 1996. He has managed the INTERNATIONAL EQUITY INDEX FUND since February 1999 and the INTERNATIONAL EQUITY FUND since May 2000. In addition, he has managed the MID-CAP EQUITY FUND since September 2004, after co-managing the Fund since February 2003. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. He has more than 10 years of investment experience.

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the SMALL CAP GROWTH STOCK FUND since it began operating in October 1998. He has more than 17 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Managing Director of Trusco since July 2000, after serving as Senior Vice President of Trusco since January 1999 and Senior Vice President and Director of Equity Management for Crestar Asset Management Company from 1992 until July 2000. Mr. Markunas has managed the GROWTH AND INCOME FUND since it began operating in September 1992. He has more than 20 years of investment experience.

Mr. Robert J. Rhodes, CFA, joined Trusco in 1973. Mr. Rhodes has served as Executive Vice President and head of the equity funds group at Trusco since February 2000, after serving as Director of Research at Trusco from 1980 to 2000. He has managed the BALANCED FUND (EQUITY PORTION ONLY) since June 2000. Mr. Rhodes has also managed the CAPITAL APPRECIATION FUND since June 2000. He has more than 31 years of investment experience.

Mr. Mills Riddick, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI since 1994. He has managed the VALUE INCOME STOCK FUND since April 1995. He has more than 22 years of investment experience.

Mr. John Talty, CFA, has served as Executive Vice President since joining Trusco in May 2004. He has co-managed the BALANCED FUND (FIXED INCOME PORTION ONLY) since July 2004. Prior to joining Trusco, Mr. Talty served as President & Senior Portfolio Manager of Seix Investment Advisors, Inc. from January 1993 to May 2004. He has more than 23 years of investment experience.

Mr. Parker W. Thomas, Jr. has served as Vice President since joining Trusco in April 2004. He has managed the TAX SENSITIVE GROWTH STOCK FUND since April 2004. Prior to joining Trusco, Mr. Thomas served as Senior Vice President, SunTrust Bank, Nashville from January 1988 to September 2002. From September 2002 to March 2004 he served as Managing Director and Portfolio Manager of Personal Asset Management, for SunTrust Banks Inc. He has more than 31 years of investment experience.

Mr. Perry Troisi has served as Managing Director since joining Trusco in May 2004. He has co-managed the BALANCED FUND (FIXED INCOME PORTION ONLY), since July 2004. Prior to joining Trusco, Mr. Troisi served as Senior Portfolio Manager of Seix from November 1999 to May 2004, after serving as a Fixed Income Portfolio Manager at GRE Insurance Group from February 1996 to July 1999. He has more than 18 years of investment experience.

Ms. Leslie Tubbs, CFA, has served as Managing Director, Principal, Portfolio Manager and Analyst for the Subadviser since 1995. She has co-managed the AGGRESSIVE GROWTH STOCK FUND and the EMERGING GROWTH STOCK FUND since they began operating in February 2004. Ms. Tubbs has more than 9 years of investment experience.

Mr. Francis P. Walsh has served as Vice President of Trusco since June 2004. He has managed the INFORMATION AND TECHNOLOGY FUND since September 2004. Prior to joining Trusco, Mr. Walsh served as a Managing Member of PhiCap Partners from December

                                              PURCHASING AND SELLING FUND SHARES



                                                                  PROSPECTUS  61

2001 to December 2002. He also served as a Senior Research Analyst of Putnam Investments and co-managed technology portfolios for Putnam from November 1994 to September 2001. Mr. Walsh has more than nine years of investment experience.

Mr. Don Wordell has served as a Portfolio Manager since joining Trusco in 1996. In addition, Mr. Wordell is a member of the Association for Investment Management & Research (AIMR) and the Orlando Society of Financial Analysts. He has managed the MID-CAP VALUE EQUITY FUND since December 2003, after co-managing it since it began operating in November 2001. He has more than 8 years of investment experience.

Ms. Nancy Zevenbergen, CFA, has served as President and Chief Investment Officer for the Subadviser since January 1987. She has co-managed the AGGRESSIVE GROWTH STOCK FUND and EMERGING GROWTH STOCK FUND since they began operating in February 2004. Ms. Zevenbergen has more than 22 years of investment experience.

(HAND SHAKE ICON)
                  PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") T Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer T Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase T Shares through accounts made with financial institutions. T Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your T Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser determines in good faith that the market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

PURCHASING AND SELLING FUND SHARES



          62  PROSPECTUS

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined.

However, the Funds reserve the right to close your account at the then-current day's price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of T Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the NAV next determined after the Funds receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your

                                              PURCHASING AND SELLING FUND SHARES



                                                                  PROSPECTUS  63

shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund (other than the International Equity Fund and the International Equity Index Fund) within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus arrangement because information may not be available regarding beneficial owners. Dealers who purchase T Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

The International Equity Fund and the International Equity Index Fund will charge a 2% redemption fee on shares redeemed or exchanged within 60 days of purchase. Shares held for 60 days or more are not subject to the redemption fee. Shares you have held the longest will always be redeemed first. If you transfer your shares to a different account registration, the shares will retain their original purchase date for redemption fee purposes. If you transfer less than 100% of your account balance, the redemption fee status of your shares will be carried over on a proportionate basis. Waiver of the redemption fee may be granted at the discretion of the Funds. The Funds reserve the right to modify its redemption fee policies at any time without advance notice to shareholders and may restrict or refuse purchase or exchange requests by investors who seem to follow a short-term trading pattern that may adversely affect a Fund.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

DIVIDENDS, DISTRIBUTIONS AND TAXES



          64  PROSPECTUS

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:

QUARTERLY
-------------------------------------------------------------
Aggressive Growth Stock Fund
Balanced Fund
Capital Appreciation Fund
Emerging Growth Stock Fund
Growth and Income Fund
Information and Technology Fund
Life Vision Aggressive Growth Fund
Life Vision Conservative Fund
Life Vision Growth and Income Fund
Life Vision Moderate Growth Fund
Mid-Cap Equity Fund
Mid-Cap Value Equity Fund
Small Cap Growth Stock Fund
Small Cap Value Equity Fund
Strategic Quantitative Equity Fund
Tax Sensitive Growth Stock Fund
Value Income Stock Fund

ANNUALLY
-------------------------------------------------------------
International Equity Fund
International Equity Index Fund

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receives your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable either as ordinary income or as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. EACH SALE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF FUND SHARES FOR SHARES OF A DIFFERENT STI CLASSIC FUND IS TREATED THE SAME AS A SALE.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income,

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES



                                                                  PROSPECTUS  65

and capital gains distributions shortly after the close of each calendar year.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The International Equity Fund and International Equity Index Fund may be able to pass along a tax credit for foreign income taxes they pay. In such event, each Fund will provide you with the information necessary to reflect such foreign taxes on your federal income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS



          66  PROSPECTUS

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms, one of which has ceased operations. The auditor's report for each such period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                      NET ASSET                             NET REALIZED
                                       VALUE,                NET           AND UNREALIZED
                                      BEGINNING          INVESTMENT        GAINS (LOSSES)        TOTAL FROM
                                      OF PERIOD         INCOME (LOSS)      ON INVESTMENTS        OPERATIONS
                                      ---------         -------------      --------------        ----------
AGGRESSIVE GROWTH STOCK FUND
  T SHARES
    2004(1).....................       $10.00              $(0.02)(2)          $ 0.02(2)           $   --
BALANCED FUND
  T SHARE
    2004........................       $11.92              $ 0.18(2)           $ 0.32(2)           $ 0.50
    2003........................        12.18                0.20               (0.23)              (0.03)
    2002........................        13.18                0.23               (0.65)              (0.42)
    2001........................        13.37                0.30                0.12                0.42
    2000........................        13.26                0.32                0.33                0.65
CAPITAL APPRECIATION FUND
  T SHARES
    2004........................       $11.02              $(0.03)(2)          $ 1.34(2)           $ 1.31
    2003........................        12.24               (0.03)(2)           (1.19)(2)           (1.22)
    2002........................        13.89                  --               (1.53)              (1.53)
    2001........................        17.12               (0.05)              (0.38)              (0.43)
    2000........................        16.62                0.02                1.40                1.42
EMERGING GROWTH STOCK FUND
  T SHARES
    2004(1).....................       $10.00              $(0.03)(2)          $(0.37)(2)          $(0.40)
GROWTH AND INCOME FUND
  T SHARES
    2004........................       $12.21              $ 0.14(2)           $ 2.50(2)           $ 2.64
    2003........................        13.80                0.13               (1.60)              (1.47)
    2002........................        15.05                0.09               (1.26)              (1.17)
    2001........................        15.53                0.07               (0.04)               0.03
    2000........................        16.09                0.11                0.55                0.66
INFORMATION AND TECHNOLOGY FUND
  T SHARES
    2004........................       $ 6.07              $(0.06)(2)          $ 1.49(2)           $ 1.43
    2003........................         8.06               (0.04)(2)           (1.95)(2)           (1.99)
    2002........................        13.34                0.01               (5.29)              (5.28)
    2001........................        15.87               (0.08)              (2.45)              (2.53)
    2000(3).....................        10.00               (0.04)               5.91                5.87
INTERNATIONAL EQUITY FUND
  T SHARES
    2004........................       $ 8.00              $ 0.10(2)           $ 2.19(2)           $ 2.29
    2003........................         9.31                0.07               (1.32)              (1.25)
    2002........................        10.19                0.19               (1.07)              (0.88)
    2001........................        12.56                  --               (1.22)              (1.22)
    2000........................        12.97               (0.10)               1.42                1.32

                                      DIVIDENDS                                 TOTAL
                                      FROM NET          DISTRIBUTIONS         DIVIDENDS
                                     INVESTMENT         FROM REALIZED            AND
                                       INCOME           CAPITAL GAINS       DISTRIBUTIONS
                                       ------           -------------       -------------
AGGRESSIVE GROWTH STOCK FUND
  T SHARES
    2004(1).....................       $   --              $   --              $   --
BALANCED FUND
  T SHARE
    2004........................       $(0.19)             $   --              $(0.19)
    2003........................        (0.23)                 --               (0.23)
    2002........................        (0.24)              (0.34)              (0.58)
    2001........................        (0.31)              (0.30)              (0.61)
    2000........................        (0.30)              (0.24)              (0.54)
CAPITAL APPRECIATION FUND
  T SHARES
    2004........................       $   --              $   --              $   --
    2003........................           --                  --                  --
    2002........................           --               (0.12)              (0.12)
    2001........................           --               (2.80)              (2.80)
    2000........................           --               (0.92)              (0.92)
EMERGING GROWTH STOCK FUND
  T SHARES
    2004(1).....................       $   --              $   --              $   --
GROWTH AND INCOME FUND
  T SHARES
    2004........................       $(0.13)             $   --              $(0.13)
    2003........................        (0.12)                 --               (0.12)
    2002........................        (0.08)                 --               (0.08)
    2001........................        (0.08)              (0.43)              (0.51)
    2000........................        (0.10)              (1.12)              (1.22)
INFORMATION AND TECHNOLOGY FUND
  T SHARES
    2004........................       $   --              $   --              $   --
    2003........................           --                  --                  --
    2002........................           --                  --                  --
    2001........................           --                  --                  --
    2000(3).....................           --                  --                  --
INTERNATIONAL EQUITY FUND
  T SHARES
    2004........................       $(0.14)             $   --              $(0.14)
    2003........................        (0.06)                 --               (0.06)
    2002........................           --                  --                  --
    2001........................        (0.04)              (1.11)              (1.15)
    2000........................        (0.07)              (1.66)              (1.73)

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Commenced operations on February 23, 2004. All ratios for the period have been annualized.
(2) Per share data calculated using average shares outstanding method.
(3) T Shares were offered beginning on September 30, 1999. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  67

                                                                        RATIO OF
             NET ASSET                             NET ASSETS,        NET EXPENSES
             VALUE, END           TOTAL              END OF            TO AVERAGE
             OF PERIOD           RETURN+          PERIOD (000)         NET ASSETS
             ---------           -------          ------------         ----------
               $10.00                 --%          $   20,501             1.22%
               $12.23               4.24%          $  244,042             1.02%
                11.92              (0.14)             228,475             1.02
                12.18              (3.29)             241,604             1.02
                13.18               3.24              209,316             1.01
                13.37               5.02              223,634             0.97
               $12.33              11.89%          $1,248,636             1.23%
                11.02              (9.97)           1,090,549             1.22
                12.24             (11.06)           1,204,445             1.22
                13.89              (3.74)           1,177,933             1.21
                17.12               8.98            1,296,927             1.17
               $ 9.60             (4.00)%          $   12,891             1.22%
               $14.72              21.76%          $  782,665             1.00%
                12.21             (10.58)             598,862             0.99
                13.80              (7.80)             792,557             0.99
                15.05               0.11              867,664             0.99
                15.53               4.11              885,109             1.01
               $ 7.50              23.56%          $    9,712             1.36%
                 6.07             (24.69)              11,789             1.25
                 8.06             (39.58)              32,068             1.19
                13.34             (15.94)              87,045             1.20
                15.87              58.70              106,425             1.20
               $10.15              28.64%          $  332,180             1.41%
                 8.00             (13.40)             191,041             1.46
                 9.31              (8.64)             252,991             1.48
                10.19             (10.79)             208,120             1.45
                12.56              10.58              299,100             1.48

                                 RATIO OF EXPENSES TO
                 RATIO OF         AVERAGE NET ASSETS
              NET INVESTMENT      (EXCLUDING WAIVERS      PORTFOLIO
             INCOME (LOSS) TO           AND/OR             TURNOVER
            AVERAGE NET ASSETS     REIMBURSEMENTS)           RATE
            ------------------     ---------------           ----
                  (0.74)%                1.61%                   2%
                    1.50%                1.05%                 116%
                    1.74                 1.05                  102
                    1.78                 1.05                   95
                    2.24                 1.05                   99
                    2.39                 1.07                  182
                  (0.25)%                1.24%                 106%
                   (0.32)                1.24                   69
                   (0.54)                1.24                   75
                   (0.29)                1.24                   75
                    0.10                 1.26                  129
                  (1.04)%                1.69%                  11%
                    1.03%                1.00%                  51%
                    1.05                 0.99                   52
                    0.63                 0.99                   68
                    0.49                 0.99                   73
                    0.76                 1.01                   53
                   (0.87)%               1.36%                 384%
                   (0.72)                1.25                1,259
                   (0.92)                1.19                1,102
                   (0.45)                1.21                  750
                   (0.54)                1.34                  250
                    1.08%                1.41%                  58%
                    0.83                 1.46                   89
                    0.48                 1.48                  102
                    0.50                 1.45                   68
                    0.59                 1.48                  179

FINANCIAL HIGHLIGHTS



          68  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                      NET ASSET                             NET REALIZED
                                       VALUE,                NET           AND UNREALIZED
                                      BEGINNING          INVESTMENT        GAINS (LOSSES)        TOTAL FROM
                                      OF PERIOD         INCOME (LOSS)      ON INVESTMENTS        OPERATIONS
                                      ---------         -------------      --------------        ----------
INTERNATIONAL EQUITY INDEX FUND
  T Shares
    2004........................       $ 8.39               $0.14(1)           $ 2.71(1)           $ 2.85
    2003........................         9.76                0.10(1)            (1.43)(1)           (1.33)
    2002........................        11.18                0.04               (1.43)              (1.39)
    2001........................        13.97                0.06               (2.69)              (2.63)
    2000........................        11.82                0.16                2.13                2.29

LIFE VISION AGGRESSIVE GROWTH
  FUND(A)(B)
  T SHARES
    2004........................       $ 8.55               $0.04(1)           $ 1.70(1)           $ 1.74
    2003........................         9.57                0.03               (1.02)              (0.99)
    2002........................        10.31                0.02               (0.74)              (0.72)
    2001........................        11.61                0.11                0.23                0.34
    2000........................        11.31                0.05                0.74                0.79

LIFE VISION CONSERVATIVE
  FUND(A)(B)
  T SHARES
    2004(2).....................       $10.71               $0.15(1)           $ 0.14(1)           $ 0.29

LIFE VISION GROWTH AND INCOME
  FUND(A)(B)
  T SHARES
    2004........................       $ 9.33               $0.14(1)           $ 1.43(1)           $ 1.57
    2003........................         9.98                0.13               (0.65)              (0.52)
    2002........................        10.42                0.12               (0.43)              (0.31)
    2001........................        10.50                0.24                0.40                0.64
    2000........................        10.33                0.07                0.52                0.59


                                      DIVIDENDS                                 TOTAL
                                      FROM NET          DISTRIBUTIONS         DIVIDENDS
                                     INVESTMENT         FROM REALIZED            AND
                                       INCOME           CAPITAL GAINS       DISTRIBUTIONS
                                       ------           -------------       -------------
INTERNATIONAL EQUITY INDEX FUND
  T Shares
    2004........................       $(0.13)             $   --              $(0.13)
    2003........................        (0.04)                 --               (0.04)
    2002........................        (0.03)                 --               (0.03)
    2001........................        (0.07)              (0.09)              (0.16)
    2000........................        (0.03)              (0.11)              (0.14)
LIFE VISION AGGRESSIVE GROWTH
  FUND(A)(B)
  T SHARES
    2004........................       $(0.04)*            $   --              $(0.04)*
    2003........................        (0.03)                 --               (0.03)
    2002........................        (0.02)                 --               (0.02)
    2001........................        (0.12)              (1.52)              (1.64)
    2000........................        (0.05)              (0.44)              (0.49)
LIFE VISION CONSERVATIVE
  FUND(A)(B)
  T SHARES
    2004(2).....................       $(0.13)             $   --              $(0.13)
LIFE VISION GROWTH AND INCOME
  FUND(A)(B)
  T SHARES
    2004........................       $(0.14)             $   --              $(0.14)
    2003........................        (0.13)                 --               (0.13)
    2002........................        (0.13)                 --               (0.13)
    2001........................        (0.25)              (0.47)              (0.72)
    2000........................        (0.17)              (0.25)              (0.42)

*  Includes return of capital of $0.003.
+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
(1)  Per share data calculated using average shares outstanding method.
(2) T Shares were offered beginning on November 6, 2003. All ratios for the period have been annualized.
(A) The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds. The expense ratios do not include such expenses.
(B) Recognition of net investment income by the Life Vision Funds is affected by the timing of the declaration of dividends by the STI Classic Funds in which the Life Vision Funds invest.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  69

                                                                        RATIO OF
             NET ASSET                             NET ASSETS,        NET EXPENSES
             VALUE, END           TOTAL              END OF            TO AVERAGE
             OF PERIOD           RETURN+          PERIOD (000)         NET ASSETS
             ---------           -------          ------------         ----------
               $11.11             34.07%            $351,163              0.98%
                 8.39            (13.63)             248,770              1.03
                 9.76            (12.43)             287,944              1.04
                11.18            (18.90)             236,862              1.06
                13.97             19.36              340,853              1.07

               $10.25             20.34%            $ 38,468              0.25%
                 8.55            (10.36)              28,681              0.25
                 9.57             (6.96)              34,398              0.25
                10.31              3.07               23,936              0.25
                11.61              7.25               18,412              0.25

               $10.87              2.68%            $     30              0.25%

               $10.76             16.92%            $ 75,083              0.25%
                 9.33             (5.16)              59,449              0.25
                 9.98             (2.97)              77,395              0.25
                10.42              6.31               37,550              0.25
                10.50              5.81               30,473              0.25

                                 RATIO OF EXPENSES TO
                 RATIO OF         AVERAGE NET ASSETS
              NET INVESTMENT      (EXCLUDING WAIVERS      PORTFOLIO
             INCOME (LOSS) TO           AND/OR             TURNOVER
            AVERAGE NET ASSETS      REIMBURSEMENT)           RATE
            ------------------      --------------           ----
                   1.38%                 1.07%                10%
                   1.26                  1.12                 25
                   0.63                  1.12                 35
                   0.40                  1.09                 13
                   0.83                  1.18                  9
                   0.39%                 0.39%                44%
                   0.33                  0.40                 50
                   0.17                  0.41                101
                   1.05                  0.43                202
                   0.48                  0.44                183
                   2.41%                85.33%++             138%
                   1.38%                 0.36%                97%
                   1.46                  0.37                139
                   1.25                  0.39                166
                   2.41                  0.39                286
                   1.77                  0.42                189

FINANCIAL HIGHLIGHTS



          70  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                      NET ASSET                             NET REALIZED
                                       VALUE,                NET           AND UNREALIZED                             DIVIDENDS
                                      BEGINNING          INVESTMENT        GAINS (LOSSES)        TOTAL FROM           FROM NET
                                      OF PERIOD         INCOME (LOSS)      ON INVESTMENTS        OPERATIONS       INVESTMENT INCOME
                                      ---------         -------------      --------------        ----------       -----------------
LIFE VISION MODERATE GROWTH
  FUND(A)(B)
  T SHARES
    2004........................       $ 9.02              $ 0.16(1)           $ 1.04(1)           $ 1.20              $(0.16)
    2003........................         9.40                0.16               (0.38)              (0.22)              (0.16)
    2002........................         9.73                0.17               (0.32)              (0.15)              (0.18)
    2001........................        10.61                0.32                0.20                0.52               (0.34)
    2000........................        10.80                0.33                0.13                0.46               (0.21)

MID-CAP EQUITY FUND
  T SHARES
    2004........................       $ 8.74              $ 0.06(1)           $ 1.57(1)           $ 1.63              $(0.05)
    2003........................         9.79               (0.03)(1)           (1.02)(1)++         (1.05)++               --
    2002........................        10.95                0.01               (1.17)              (1.16)                 --
    2001........................        14.10               (0.03)              (0.61)              (0.64)                 --
    2000........................        12.68               (0.04)               2.32                2.28                  --

MID-CAP VALUE EQUITY FUND
  T SHARES
    2004........................       $ 8.62              $ 0.05(1)           $ 2.33(1)           $ 2.38              $(0.05)
    2003........................        10.95                0.05               (2.16)              (2.11)              (0.04)
    2002(2).....................        10.00                0.02                0.94                0.96               (0.01)

SMALL CAP GROWTH STOCK FUND
  T SHARES
    2004........................       $15.19              $(0.16)(1)          $ 5.22(1)           $ 5.06              $   --
    2003........................        17.28               (0.12)(1)           (1.72)(1)           (1.84)                 --
    2002........................        18.37                  --               (1.02)              (1.02)                 --
    2001........................        18.30               (0.18)               1.71                1.53                  --
    2000........................        14.55               (0.08)               4.02                3.94                  --


                                                            TOTAL
                                    DISTRIBUTIONS         DIVIDENDS
                                    FROM REALIZED            AND
                                    CAPITAL GAINS       DISTRIBUTIONS
                                    -------------       -------------
LIFE VISION MODERATE GROWTH
  FUND(A)(B)
  T SHARES
    2004........................       $   --              $(0.16)
    2003........................           --               (0.16)
    2002........................           --               (0.18)
    2001........................        (1.06)              (1.40)
    2000........................        (0.44)              (0.65)
MID-CAP EQUITY FUND
  T SHARES
    2004........................       $   --              $(0.05)
    2003........................           --                  --
    2002........................           --                  --
    2001........................        (2.51)              (2.51)
    2000........................        (0.86)              (0.86)
MID-CAP VALUE EQUITY FUND
  T SHARES
    2004........................       $   --              $(0.05)
    2003........................        (0.18)              (0.22)
    2002(2).....................           --               (0.01)
SMALL CAP GROWTH STOCK FUND
  T SHARES
    2004........................       $   --              $   --
    2003........................        (0.25)              (0.25)
    2002........................        (0.07)              (0.07)
    2001........................        (1.46)              (1.46)
    2000........................        (0.19)              (0.19)

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++  Includes redemption fees of $0.01.
(1) Per share data calculated using average shares outstanding method.
(2) Commenced operations on November 30, 2001. All ratios for the period have been annualized.
(A) The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds. The expense ratios do not include such expenses.
(B) Recognition of net investment income by the Life Vision Funds is affected by the timing of the declaration of dividends by the STI Classic Funds in which the Life Vision Funds invest.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  71

                                                                                                             RATIO OF EXPENSES TO
                                                                        RATIO OF             RATIO OF         AVERAGE NET ASSETS
             NET ASSET                             NET ASSETS,        NET EXPENSES        NET INVESTMENT      (EXCLUDING WAIVERS
             VALUE, END           TOTAL              END OF            TO AVERAGE        INCOME (LOSS) TO           AND/OR
             OF PERIOD           RETURN+          PERIOD (000)         NET ASSETS       AVERAGE NET ASSETS      REIMBURSEMENT)
             ---------           -------          ------------         ----------       ------------------      --------------
           10.0$6.....             13.35%           $121,659             0.25%                  1.65%                0.36%
           9.02......              (2.21)             93,722              0.25                  1.87                 0.36
           9.40......              (1.52)             88,592              0.25                  1.81                 0.36
           9.73......               5.28              73,429              0.25                  3.04                 0.37
           10.61.....               4.46              69,622              0.25                  2.19                 0.37

           10.3$2.....             18.70%           $177,128             1.23%                  0.64%                1.26%
           8.74......             (10.73)            118,092              1.22                 (0.31)                1.25
           9.79......             (10.59)            171,813              1.22                 (0.18)                1.24
           10.95.....              (6.92)            156,111              1.21                 (0.24)                1.25
           14.10.....              19.10             206,545              1.17                    --                 1.25

           10.9$5.....             27.71%           $147,185             1.26%                  0.53%                1.36%
           8.62......             (19.05)             99,854              1.25                  0.63                 1.35
           10.95.....               9.65             174,859              1.27                  0.29                 1.37

           20.2$5.....             33.31%           $789,650             1.25%                 (0.83)%               1.25%
           15.19.....             (10.50)            567,714              1.24                 (0.87)                1.24
           17.28.....              (5.55)            593,211              1.25                 (1.01)                1.25
           18.37.....               8.33             508,857              1.24                 (0.95)                1.25
           18.30.....              27.24             431,478              1.20                 (0.86)                1.23


              PORTFOLIO
               TURNOVER
                 RATE
                 ----
                  109%
                  101
                  202
                  247
                  151
                  126%
                  144
                   87
                  100
                  131
                   95%
                   71
                   30
                  107%
                   96
                  100
                  112
                  110

FINANCIAL HIGHLIGHTS



          72  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                      NET ASSET                             NET REALIZED
                                       VALUE,                NET           AND UNREALIZED                             DIVIDENDS
                                      BEGINNING          INVESTMENT        GAINS (LOSSES)        TOTAL FROM           FROM NET
                                      OF PERIOD         INCOME (LOSS)      ON INVESTMENTS        OPERATIONS       INVESTMENT INCOME
                                      ---------         -------------      --------------        ----------       -----------------
SMALL CAP VALUE EQUITY FUND
  T SHARES
    2004........................       $13.73              $ 0.06(1)           $ 4.53(1)           $ 4.59              $(0.06)
    2003........................        14.54                0.08               (0.82)              (0.74)              (0.07)
    2002........................        12.21                0.08                2.35                2.43               (0.10)
    2001........................         9.13                0.17                3.07                3.24               (0.16)
    2000........................         9.70                0.13               (0.59)              (0.46)              (0.11)

STRATEGIC QUANTITATIVE EQUITY
  FUND
  T SHARES
    2004(2).....................       $10.00              $(0.02)(1)          $ 2.35(1)           $ 2.33              $   --

TAX SENSITIVE GROWTH STOCK FUND
  T SHARES
    2004........................       $20.78              $(0.06)(1)          $ 2.59(1)           $ 2.53              $   --
    2003........................        23.25                  --(1)            (2.47)(1)           (2.47)                 --
    2002........................        26.74               (0.02)              (3.47)              (3.49)                 --
    2001........................        33.10               (0.03)              (6.33)              (6.36)                 --
    2000........................        29.96                0.02                3.12                3.14                  --

VALUE INCOME STOCK FUND
  T SHARES
    2004........................       $ 9.73              $ 0.15(1)           $ 1.74(1)           $ 1.89              $(0.15)
    2003........................        11.05                0.15               (1.33)              (1.18)              (0.14)
    2002........................        11.61                0.12               (0.56)              (0.44)              (0.12)
    2001........................        10.38                0.19                1.24                1.43               (0.20)
    2000........................        12.85                0.23               (1.49)              (1.26)              (0.22)

                                                            TOTAL
                                    DISTRIBUTIONS         DIVIDENDS
                                    FROM REALIZED            AND
                                    CAPITAL GAINS       DISTRIBUTIONS
                                    -------------       -------------
SMALL CAP VALUE EQUITY FUND
  T SHARES
    2004........................       $   --              $(0.06)
    2003........................           --               (0.07)
    2002........................           --               (0.10)
    2001........................           --               (0.16)
    2000........................           --               (0.11)
STRATEGIC QUANTITATIVE EQUITY
  FUND
  T SHARES
    2004(2).....................       $(0.25)             $(0.25)
TAX SENSITIVE GROWTH STOCK FUND
  T SHARES
    2004........................       $   --              $   --
    2003........................           --                  --
    2002........................           --                  --
    2001........................           --                  --
    2000........................           --                  --
VALUE INCOME STOCK FUND
  T SHARES
    2004........................       $   --              $(0.15)
    2003........................           --               (0.14)
    2002........................           --               (0.12)
    2001........................           --               (0.20)
    2000........................        (0.99)              (1.21)

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share data calculated using average shares outstanding method.
(2) T Shares were offered beginning on August 7, 2003. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  73

                                                                                                             RATIO OF EXPENSES TO
                                                                        RATIO OF             RATIO OF         AVERAGE NET ASSETS
             NET ASSET                             NET ASSETS,        NET EXPENSES        NET INVESTMENT      (EXCLUDING WAIVERS
             VALUE, END                              END OF            TO AVERAGE        INCOME (LOSS) TO           AND/OR
             OF PERIOD        TOTAL RETURN+       PERIOD (000)         NET ASSETS       AVERAGE NET ASSETS      REIMBURSEMENT)
             ---------        -------------       ------------         ----------       ------------------      --------------
               $18.26              33.56%           $682,567              1.25%                 0.38%                 1.25%
                13.73              (5.09)            518,468              1.24                  0.64                  1.24
                14.54              20.06             614,199              1.25                  0.67                  1.25
                12.21              35.90             401,900              1.25                  1.72                  1.25
                 9.13              (4.72)            212,074              1.22                  1.31                  1.25

               $12.08              23.43%           $ 66,812              1.13%               (0.22)%                 1.33%

               $23.31              12.18%           $144,732              1.25%                (0.28)%                1.25%
                20.78             (10.62)            198,429              1.24                 (0.01)                 1.24
                23.25             (13.05)            244,707              1.24                 (0.10)                 1.24
                26.74             (19.21)            460,311              1.24                 (0.10)                 1.25
                33.10              10.48             710,179              1.20                  0.13                  1.26

               $11.47              19.58%           $715,928              0.90%                 1.40%                 0.90%
                 9.73             (10.54)            681,899              0.89                  1.68                  0.89
                11.05              (3.68)            686,014              0.90                  1.13                  0.90
                11.61              14.09             704,842              0.90                  1.70                  0.90
                10.38             (10.52)            921,797              0.89                  2.02                  0.89


              PORTFOLIO
               TURNOVER
                 RATE
                 ----
                   44%
                   29
                   29
                   86
                   65
                  344%
                   49%
                   58
                   69
                  103
                   30
                   67%
                   46
                   60
                   77
                   62

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  PRIVACY POLICY

STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER
Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUND'S WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                    100093/10-04
                                                                     STIPUTE1004

    401(k) PLAN PROSPECTUS | STI Classic Funds for the SunTrust 401(k) Plan
                                October 1, 2004



















    The Securities and Exchange Commission has not approved or
    disapproved these securities or passed upon the adequacy of this                                    [SUNTRUST LOGO]
    Prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS
ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the T Shares of each Fund (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

 2      CAPITAL APPRECIATION FUND


 4      GROWTH AND INCOME FUND


 6      INVESTMENT GRADE BOND FUND


 9      MID-CAP EQUITY FUND


 11     PRIME QUALITY MONEY MARKET FUND


 13     SHORT-TERM BOND FUND


 16     SMALL CAP GROWTH STOCK FUND


 19     VALUE INCOME STOCK FUND


 21     MORE INFORMATION ABOUT RISK


 22     MORE INFORMATION ABOUT FUND INVESTMENTS


 22     INVESTMENT ADVISER


 23     PORTFOLIO MANAGERS


 24     PURCHASING AND SELLING FUND SHARES


 27     DIVIDENDS AND DISTRIBUTIONS


 27     TAXES


 28     FINANCIAL HIGHLIGHTS


 32     PRIVACY POLICY
INSIDE  HOW TO OBTAIN MORE INFORMATION
BACK     ABOUT THE STI CLASSIC FUNDS
COVER

--------------------------------------------------------------------------------

(SUITCASE  FUND SUMMARY
  ICON)

(TELESCOPE INVESTMENT STRATEGY
  ICON)

(LIFE      WHAT ARE THE PRINCIPAL RISKS OF INVESTING?
PRESERVER
  ICON)

(TARGET    PERFORMANCE INFORMATION
  ICON)

(LINE      WHAT IS AN INDEX/AVERAGE?
  GRAPH
  ICON)

(COIN      FUND FEES AND EXPENSES
  ICON)

(MOUNTAIN  MORE INFORMATION ABOUT FUND INVESTMENTS
  ICON)

(MAGNIFYING INVESTMENT ADVISER
  GLASS
  ICON)

(HAND      PURCHASING AND SELLING FUND SHARES
  SHAKE
  ICON)

--------------------------------------------------------------------------------

OCTOBER 1, 2004

                                                                   PROSPECTUS  1

                                                            CUSIP/TICKER SYMBOLS

FUND NAME                                              CLASS     INCEPTION*   TICKER  CUSIP

EQUITY FUNDS

Capital Appreciation Fund                              T Shares     7/1/92    STCAX   784766867

Growth and Income Fund                                 T Shares    9/26/92    CRVAX   784766198

Mid-Cap Equity Fund                                    T Shares     2/2/94    SAGTX   784766750

Small Cap Growth Stock Fund                            T Shares    10/8/98    SSCTX   784766263

Value Income Stock Fund                                T Shares   10/31/89    STVTX   784766834

FIXED INCOME FUNDS
Investment Grade Bond Fund                             T Shares    7/16/92    STIGX   784766701

Short-Term Bond Fund                                   T Shares    3/15/93    SSBTX   784766826

MONEY MARKET FUNDS
Prime Quality Money Market Fund                        T Shares     6/8/92    SQTXX   784766107


* The performance included under "Performance Information" may include the performance of other classes of the Fund and/or predecessors of the Fund.

                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund (other than a money market fund) is based on the market prices of the securities a Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

CAPITAL APPRECIATION FUND



           2  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation

INVESTMENT FOCUS                             U.S. common stocks

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with above average growth
                                             potential

INVESTOR PROFILE                             Investors who want the value of their investment to grow,
                                             but do not need to receive income on their investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large-cap stocks but will also utilize mid-cap stocks. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*
(BAR CHART)

1994                                                                             -7.41%
1995                                                                             31.15
1996                                                                             20.31
1997                                                                             31.13
1998                                                                             28.06
1999                                                                              9.71
2000                                                                              1.62
2001                                                                             -6.49
2002                                                                            -21.98
2003                                                                             18.52

      BEST QUARTER               WORST QUARTER



         22.93%                     -14.98%



       (12/31/98)                  (9/30/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 2.71%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500(R) Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                   1 YEAR    5 YEARS   10 YEARS
Capital Appreciation Fund   18.52%   -0.73%      8.99%

S&P 500(R) Index            28.67%   -0.57%     11.06%


                                                       CAPITAL APPRECIATION FUND



                                                                   PROSPECTUS  3

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.15%
Other Expenses*                                               0.05%
                                                              -----

Total Annual Operating Expenses                               1.20%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR  3 YEARS  5 YEARS  10 YEARS
 $122    $381     $660     $1,455

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

GROWTH AND INCOME FUND



           4  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                    Long-term capital appreciation
  SECONDARY                                  Current income
INVESTMENT FOCUS                             Equity securities
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities of companies with market
                                             capitalizations of at least $1.5 billion with attractive
                                             valuation and/or above average earnings potential relative either to their sectors or the market as a whole
INVESTOR PROFILE                             Investors who are looking for capital appreciation potential and some income with less volatility than the equity markets as a whole

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Growth and Income Fund invests primarily in equity securities, including common stocks of domestic companies and listed American Depositary Receipts (ADRs) of foreign companies, all with market capitalizations of at least $1.5 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with attractive fundamental profiles. The portfolio management team selects stocks of companies with strong financial quality and above average earnings potential to secure the best relative values in each economic sector. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*
(BAR CHART)

1994                                                                             -0.81%
1995                                                                             29.38
1996                                                                             19.06
1997                                                                             27.69
1998                                                                             18.20
1999                                                                             14.17
2000                                                                              1.43
2001                                                                             -6.60
2002                                                                            -19.64
2003                                                                             28.14

      BEST QUARTER               WORST QUARTER
         17.38%                     -18.44%
        (6/30/97)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 4.80%.

                                                          GROWTH AND INCOME FUND



                                                                   PROSPECTUS  5

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500(R)/BARRA Value Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                        1 YEAR   5 YEARS   10 YEARS
Growth and Income Fund          28.14%    2.18%      9.89%
S&P 500(R)/BARRA Value Index    31.79%    1.95%     10.55%

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index comprised of securities in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.90%

Other Expenses*                                               0.06%
                                                              -----------------
Total Annual Operating Expenses                               0.96%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR   3 YEARS  5 YEARS  10 YEARS
  $98     $306     $531     $1,178

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

INVESTMENT GRADE BOND FUND



           6  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High total return through current income and capital
                                             appreciation, while preserving the principal amount invested

INVESTMENT FOCUS                             Investment grade U.S. government and corporate debt
                                             securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify relatively inexpensive securities in a selected market index

INVESTOR PROFILE                             Investors who want to receive income from their investment, as well as an increase in the value of the investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Investment Grade Bond Fund invests at least 80% of its net assets in investment grade fixed income securities. The Adviser focuses on corporate debt securities, U.S. Treasury obligations, and mortgage-backed securities. In selecting investments for the Fund, the Adviser tries to minimize risk while attempting to outperform selected market indices. Currently, the Adviser's selected index is the Lehman Brothers U.S. Government/Credit Index, a widely-recognized, unmanaged index of investment grade government and corporate debt securities. The Adviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of historical data, yield information and credit ratings. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                      INVESTMENT GRADE BOND FUND



                                                                PROSPECTUS  7

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.
This bar chart shows changes in the performance of the Fund's T Shares from year to year.*
(BAR CHART)

1994                                                                             -3.32%
1995                                                                             17.80
1996                                                                              2.34
1997                                                                              9.08
1998                                                                              9.19
1999                                                                             -1.53
2000                                                                              6.57
2001                                                                              9.06
2002                                                                              7.42
2003                                                                              3.70

      BEST QUARTER               WORST QUARTER
          6.11%                     -2.67%
        (6/30/95)                  (3/31/94)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.57%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Objective. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                     1 YEAR   5 YEARS   10 YEARS
Investment Grade Bond Fund   3.70%     4.98%     5.87%

Lehman Brothers U.S.
Government/Credit Index      4.67%     6.66%     6.98%

Lehman Brothers U.S.
Aggregate Bond Index         4.10%     6.62%     6.95%

Lipper Intermediate
Investment-Grade Debt Funds
Objective                    4.56%     5.81%     6.16%

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized composite made up of the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index, which include U.S. government, Treasury and agency securities, as well as high grade corporate bonds. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment-Grade Debt Funds Objective is a widely-recognized, equally weighted average that invests primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The number of funds in the Objective varies.

INVESTMENT GRADE BOND FUND



           8  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.74%

Other Expenses*                                               0.06%
                                                              -----

Total Annual Operating Expenses                               0.80%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR   3 YEARS  5 YEARS  10 YEARS
  $82     $255     $444      $990

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                             MID-CAP EQUITY FUND



                                                                   PROSPECTUS  9

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation
INVESTMENT FOCUS                             U.S. mid-cap common stocks
SHARE PRICE VOLATILITY                       Moderate to high
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with above average growth
                                             potential at an attractive price
INVESTOR PROFILE                             Investors who want the value of their investment to grow and who are willing to accept more volatility for the
                                             possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Mid-Cap Equity Fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity U.S. traded securities that have small- to mid-sized capitalizations (i.e., companies with market capitalizations of $500 million to $10 billion or companies in the Russell Midcap(R) Index). U.S. traded securities may include American Depositary Receipts among other types of securities. In selecting investments for the Fund, the Adviser chooses companies that, in its opinion, offer above average stock price appreciation relative to other companies in the same economic sector. The Adviser utilizes proprietary, sector based models to rank stocks in each sector of the small- and mid-cap markets. These models utilize fundamental stock characteristics such as growth rates and cash flows. The Adviser utilizes fundamental research in the creation, maintenance, and enhancement of the sector based models to reflect change in the underlying small-and mid-cap markets.

Risk management is utilized extensively and a critical component of the overall investment process. The strategy is diversified with 100 to 140 stocks in the portfolio. Each stock is generally limited to no more than two percent of the portfolio. The portfolio is managed to reduce tracking error and overall volatility to the benchmark. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-cap common stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-cap sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*
(BAR CHART)

1995                                                                             31.22%
1996                                                                             15.42
1997                                                                             21.23
1998                                                                              6.48
1999                                                                             16.14
2000                                                                             -2.97
2001                                                                              2.38
2002                                                                            -28.78
2003                                                                             28.99


      BEST QUARTER               WORST QUARTER
         24.73%                     -19.96%
       (12/31/98)                  (9/30/98)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 3.68%.

MID-CAP EQUITY FUND



          10  PROSPECTUS

-------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Russell Midcap(R) Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Mid-Cap Equity Fund    28.99%    1.17%          7.45%

Russell Midcap(R)
Index                  40.06%    7.23%         11.98%


* Since inception of the T Shares on February 2, 1994. Benchmark returns since January 31, 1994 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap(R) Index is a widely-recognized index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index is widely-recognized comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Each security in the Russell 1000(R) Index is float-adjusted market capitalization-weighted to ensure investable positions.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      1.15%

Other Expenses*                                               0.07%
                                                              -----
Total Annual Operating Expenses                               1.22%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR  3 YEARS  5 YEARS  10 YEARS
 $124    $387     $670     $1,477

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                 PRIME QUALITY MONEY MARKET FUND



                                                                  PROSPECTUS  11

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital and liquidity
INVESTMENT FOCUS                             Money market instruments
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify money market instruments with the most attractive risk/return trade-off
INVESTOR PROFILE                             Conservative investors who want to receive current income
                                             from their investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Prime Quality Money Market Fund invests exclusively in high quality U.S. money market instruments and foreign money market instruments denominated in U.S. dollars. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk. The Adviser analyzes maturity, yields, market sectors and credit risk. Investments are made in money market instruments with the most attractive risk/return trade-off. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*
(BAR CHART)

1994                                                                             3.77%
1995                                                                             5.47
1996                                                                             4.99
1997                                                                             5.15
1998                                                                             5.10
1999                                                                             4.74
2000                                                                             6.04
2001                                                                             3.72
2002                                                                             1.44
2003                                                                             0.67


      BEST QUARTER               WORST QUARTER



          1.55%                      0.13%
        (9/30/00)                 (12/31/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.25%.

PRIME QUALITY MONEY MARKET FUND



          12  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. First Tier Retail Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                     1 YEAR   5 YEARS   10 YEARS

Prime Quality Money Market
Fund                         0.67%     3.30%     4.10%

iMoneyNet, Inc. First Tier
Retail Average               0.49%     3.04%     3.87%


To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Retail Average is a widely-recognized composite of money market funds that invest in securities rated in the highest category by at least two recognized rating agencies. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.05%
                                                              -----
Total Annual Operating Expenses**                             0.70%


 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Prime Quality Money Market Fund - T Shares    0.61%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR  3 YEARS  5 YEARS  10 YEARS
 $72     $224     $390      $871

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                            SHORT-TERM BOND FUND



                                                                  PROSPECTUS  13

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital

INVESTMENT FOCUS                             Investment grade U.S. government and corporate debt
                                             securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities that offer a comparably
                                             better return than similar securities for a given level of credit risk

INVESTOR PROFILE                             Income oriented investors who are willing to accept
                                             increased risk for the possibility of returns greater than money market investing


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Short-Term Bond Fund invests at least 80% of its net assets in a diversified portfolio of short-
to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund expects that it will normally maintain an effective maturity of 3 years or less. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

SHORT-TERM BOND FUND



          14  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*
(BAR CHART)

1994                                                                             -0.07%
1995                                                                             11.77
1996                                                                              3.90
1997                                                                              6.78
1998                                                                              6.84
1999                                                                              0.92
2000                                                                              7.64
2001                                                                              7.54
2002                                                                              2.59
2003                                                                              2.53

      BEST QUARTER               WORST QUARTER
          3.86%                     -0.75%
        (9/30/01)                 (12/31/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.15%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Citigroup 1-3 Year Government/Credit Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                     1 YEAR   5 YEARS   10 YEARS

Short-Term Bond Fund         2.53%     4.20%     4.99%

Citigroup 1-3 Year
Government/Credit Index      2.88%     5.86%     5.93%


(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 1-3 Year Government/ Credit Index is a widely-recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade
(BBB). The securities in the Index have maturities of 1 year or greater and less than 3 years.

                                                            SHORT-TERM BOND FUND



                                                                  PROSPECTUS  15

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.65%
Other Expenses*                                               0.06%
                                                              -----

Total Annual Operating Expenses**                             0.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Short-Term Bond Fund - T Shares    0.67%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $73      $227      $395       $883

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

SMALL CAP GROWTH STOCK FUND



          16  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             U.S. small cap common stocks of growth companies
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Identifies small cap companies with above average growth
                                             potential
INVESTOR PROFILE                             Investors who want the value of their investment to grow,
                                             but do not need current income

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Small Cap Growth Stock Fund invests at least 80% of its net assets in equity U.S. traded securities with market capitalizations between $50 million and $3 billion in size. U.S. traded securities may include American Depositary Receipts among other types of securities. The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and the potential for capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                     SMALL CAP GROWTH STOCK FUND



                                                                  PROSPECTUS  17

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*
(BAR CHART)

1999                                                                             20.55%
2000                                                                             11.76
2001                                                                             -0.82
2002                                                                            -22.71
2003                                                                             45.64

      BEST QUARTER               WORST QUARTER
         24.19%                     -22.83%
        (6/30/03)                  (9/30/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 7.41%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P Small Cap 600 (R)/BARRA Growth Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

Small Cap Growth
Stock Fund             45.64%    8.51%         16.28%
S&P Small Cap
600(R)/BARRA Growth
Index                  37.31%    6.67%         10.45%

* Since the inception of the T shares on October 8, 1998. Benchmark returns since September 30, 1998 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Small Cap 600(R)/BARRA Growth Index is a widely-recognized index that measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 600(R) Index consisting of those companies with the highest price-to-book ratios within the S&P 600(R) Index. The S&P 600(R) Index is a widely-recognized, market-value weighted index composed of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

SMALL CAP GROWTH STOCK FUND



          18  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.15%
Other Expenses*                                               0.06%
                                                              -----
Total Annual Operating Expenses                               1.21%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $123     $384      $665      $1,466

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                         VALUE INCOME STOCK FUND



                                                                  PROSPECTUS  19

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                    Current income
  SECONDARY                                  Capital appreciation
INVESTMENT FOCUS                             U.S. common stocks
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify high dividend-paying, undervalued
                                             stocks
INVESTOR PROFILE                             Investors who are looking for current income and capital
                                             appreciation with less volatility than the average stock
                                             fund

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Value Income Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. In selecting investments for the Fund, the Adviser primarily chooses U.S. companies that have a market capitalization of at least $2 billion and that have a history of paying regular dividends. The Adviser focuses on dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's T Shares from year to year.*
(BAR CHART)

1994                                                                              3.54%
1995                                                                             35.93
1996                                                                             19.46
1997                                                                             27.08
1998                                                                             10.58
1999                                                                             -2.93
2000                                                                             10.85
2001                                                                             -0.95
2002                                                                            -15.47
2003                                                                             23.64

      BEST QUARTER               WORST QUARTER
         15.35%                     -19.90%
        (6/30/99)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 5.59%.

VALUE INCOME STOCK FUND



          20  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500 (R)/BARRA Value Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES               1 YEAR   5 YEARS       10 YEARS

Value Income Stock
Fund                   23.64%    2.18%         10.16%
S&P 500(R)/BARRA
Value Index            31.79%    1.95%         10.55%

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index comprised of securities in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARE
Investment Advisory Fees                                      0.80%
Other Expenses*                                               0.06%
                                                              -----
Total Annual Operating Expenses                               0.86%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
  $88       $274      $477      $1,061

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                     MORE INFORMATION ABOUT RISK



                                                                  PROSPECTUS  21

(LIFE PRESERVER ICON)
        MORE INFORMATION
        ABOUT RISK

DERIVATIVES RISK

Capital Appreciation Fund
Growth and Income Fund
Investment Grade Bond Fund
Mid-Cap Equity Fund
Short-Term Bond Fund
Small Cap Growth Stock Fund
Value Income Stock Fund

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EQUITY RISK

Capital Appreciation Fund
Growth and Income Fund
Mid-Cap Equity Fund
Small Cap Growth Stock Fund
Value Income Stock Fund

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

EXCHANGE-TRADED FUND RISK

Capital Appreciation Fund
Growth and Income Fund
Investment Grade Bond Fund
Mid-Cap Equity Fund
Short-Term Bond Fund
Small Cap Growth Stock Fund
Value Income Stock Fund

The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally

MORE INFORMATION ABOUT FUND INVESTMENTS



          22  PROSPECTUS

reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK

Investment Grade Bond Fund
Short-Term Bond Fund

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest

FOREIGN SECURITY RISKS

Growth and Income Fund

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

(MOUNTAIN ICON)

           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Adviser uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund (except the Prime Quality Money Market Fund) may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, the Investment Grade Bond and Short-Term Bond Funds each may shorten its average weighted maturity to as little as 90 days. A Fund (other than the Prime Quality Money Market Fund) will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

(MAGNIFYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Funds. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For the fiscal period ended May 31, 2004, the Adviser received advisory fees of:

  Capital Appreciation Fund                  1.13%



  Growth and Income Fund                     0.90%



  Investment Grade Bond Fund                 0.72%



  Mid-Cap Equity Fund                        1.13%



  Prime Quality Money Market Fund            0.54%



  Short-Term Bond Fund                       0.60%




                                                              PORTFOLIO MANAGERS



                                                                  PROSPECTUS  23

  Small Cap Growth Stock Fund                1.15%



  Value Income Stock Fund                    0.80%




The Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGERS

Each of the Funds is managed by co-portfolio managers or by a portfolio manager who is supported by a back-up portfolio manager.

Mr. Robert W. Corner has served as Managing Director of Trusco since September 1996. He has co-managed the SHORT-TERM BOND FUND since January 2003. He has more than 17 years of investment experience.

Mr. Chad Deakins, CFA, has served as Vice President of Trusco since May 1996. He has managed the MID-CAP EQUITY FUND since September 2004, after co-managing the Fund since February 2003. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. He has more than 10 years of investment experience.

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the SMALL CAP GROWTH STOCK FUND since it began operating in October 1998. He has more than 17 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Managing Director of Trusco since July 2000, after serving as Senior Vice President of Trusco since January 1999 and Senior Vice President and Director of Equity Management for Crestar Asset Management Company from 1992 until July 2000. Mr. Markunas has managed the GROWTH AND INCOME FUND since it began operating in September 1992. He has more than 20 years of investment experience.

Mr. H. Rick Nelson has served as Managing Director of Trusco since March 2002. He has co-managed the SHORT-TERM BOND FUND since January 2003. Prior to joining Trusco, Mr. Nelson served as Senior Vice President at Wachovia Asset Management from June 1985 to March 2002. He has more than 22 years of investment experience.

Mr. Robert J. Rhodes, CFA, joined Trusco in 1973. Mr. Rhodes has served as Executive Vice President and head of the equity funds group at Trusco since February 2000, after serving as Director of Research at Trusco from 1980 to 2000. He has managed the CAPITAL APPRECIATION FUND since June 2000. He has more than 31 years of investment experience.

Mr. Mills Riddick, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI since 1994. He has managed the VALUE INCOME STOCK FUND since April 1995. He has more than 22 years of investment experience.

Mr. John Talty, CFA, has served as Executive Vice President since joining Trusco in May 2004. He has co-managed the INVESTMENT GRADE BOND FUND since July 2004. Prior to joining Trusco, Mr. Talty served as President and Senior Portfolio Manager of Seix Investment Advisors, Inc. from January 1993 to May 2004. He has more than 23 years of investment experience.

Mr. Perry Troisi has served as Managing Director since joining Trusco in May 2004. He has co-managed the INVESTMENT GRADE BOND FUND since July 2004. Prior to joining Trusco, Mr. Troisi served as Senior Portfolio Manager of Seix from November 1999 to May 2004, after serving as a Fixed Income Portfolio Manager at GRE Insurance Group form February 1996 to July 1999. He has more than 18 years of investment experience.

PURCHASING AND SELLING FUND SHARES



          24  PROSPECTUS

Mr. David S. Yealy joined Trusco in 1991. Mr. Yealy has served as Managing Director of Trusco since July 2000, after serving as Vice President of Trusco since September 1999. He has managed the PRIME QUALITY MONEY MARKET FUND since it began operating in June 1992. He has more than 19 years of investment experience.

(HANDSHAKE ICON)
                  PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase or sell (sometimes called "redeem") T Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer T Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase T Shares through accounts made with financial institutions. T Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your T Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). But you may not do so for shares of the Prime Quality Money Market Fund on federal holidays.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV for each Fund (except the Prime Quality Money Market Fund), the Funds must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - each Fund reserves the right to calculate NAV as of the earlier closing time. The Prime Quality Money Market Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Prime Quality Money Market Fund must receive your order in proper form before 2:00 p.m., Eastern Time and federal funds (readily available funds) before 4:00 p.m., Eastern Time. Otherwise, your purchase order will be effective the following Business Day, as long as the Prime Quality Money Market Fund receives federal funds before calculating its NAV the following day.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund (except the Prime Quality Money Market Fund) generally values its investment portfolio at market price. In calculating NAV for the Prime Quality Money Market Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Statement of Additional Information. If market prices are unavailable or the Adviser determines in good faith that the market price or amortized cost valuation method is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Prime Quality Money Market Fund expects its NAV to remain constant at $1.00 per share, although the Fund cannot guarantee this.

Certain Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of the Funds' investments may change on days when you cannot purchase or sell Fund shares.

                                              PURCHASING AND SELLING FUND SHARES



                                                                  PROSPECTUS  25

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined.

However, the Funds reserve the right to close your account at the then-current day's price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of T Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Funds receive your request.

Redemption orders must be received by the Prime Quality Money Market Fund on any Business Day before 2:00 p.m., Eastern Time. Orders received after 2:00 p.m., Eastern Time will be executed the following Business Day.

PURCHASING AND SELLING FUND SHARES



          26  PROSPECTUS

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request but it may take up to seven days.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

THIS REDEMPTION FEE DOES NOT APPLY TO 401(K)/403(B) TYPE PARTICIPANT ACCOUNTS, SYSTEMATIC WITHDRAWAL PLAN ACCOUNTS, SUNTRUST SECURITIES ASSET ALLOCATION ACCOUNTS OR ACCOUNTS HELD THROUGH AN OMNIBUS ARRANGEMENT BECAUSE INFORMATION MAY NOT BE AVAILABLE REGARDING BENEFICIAL OWNERS. Dealers who purchase T Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES



                                                                  PROSPECTUS  27

firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:

  DECLARED DAILY AND DISTRIBUTED MONTHLY
  Investment Grade Bond Fund
  Prime Quality Money Market Fund
  Short-Term Bond Fund

  QUARTERLY
  Capital Appreciation Fund
  Growth and Income Fund
  Mid-Cap Equity Fund
  Small Cap Growth Stock Fund
  Value Income Stock Fund

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If the SunTrust 401(k) Plan owns Fund shares on a Fund's record date, the Plan is entitled to receive the distribution.

As Plan participants, you will receive dividends and distributions in the form of additional Fund shares if you own shares of the Fund on the date the dividend or distribution is allocated by the Plan. You will, therefore, not receive a dividend or distribution if you do not own shares of the Fund on the date the dividend or distribution is allocated.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through the SunTrust 401(k) Plan. Generally, you will not owe taxes on these distributions until you begin withdrawals from the Plan. Redemptions of Fund shares resulting in withdrawals from the Plan are subject to numerous complex and special tax rules and may be subject to a penalty in the case of premature withdrawals. If you have questions about the tax consequences of Plan withdrawals, you should consult your tax advisor; the Plan's Summary Plan Description in the SunTrust Employee Handbook; BENE, the SunTrust Benefits Service Center, at 1-800-818-2363; or the Plan Administrator, SunTrust Human Resources, P.O. Box 4418, Center 636, Atlanta, Georgia 30302.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS



          28  PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002, 2003, and 2004 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms, one of which has ceased operations. The auditor's report for each such period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                    NET ASSET                        NET REALIZED
                                      VALUE,            NET         AND UNREALIZED
                                    BEGINNING        INVESTMENT     GAINS (LOSSES)     TOTAL FROM
                                    OF PERIOD      INCOME (LOSS)    ON INVESTMENTS     OPERATIONS
                                    ---------      -------------    --------------     ----------
CAPITAL APPRECIATION FUND
  T Shares
    2004........................      $11.02           $(0.03)(1)       $ 1.34(1)        $ 1.31
    2003........................       12.24            (0.03)(1)        (1.19)(1)        (1.22)
    2002........................       13.89               --            (1.53)           (1.53)
    2001........................       17.12            (0.05)           (0.38)           (0.43)
    2000........................       16.62             0.02             1.40             1.42

GROWTH AND INCOME FUND
  T Shares
    2004........................      $12.21           $ 0.14(1)        $ 2.50(1)        $ 2.64
    2003........................       13.80             0.13            (1.60)           (1.47)
    2002........................       15.05             0.09            (1.26)           (1.17)
    2001........................       15.53             0.07            (0.04)            0.03
    2000........................       16.09             0.11             0.55             0.66

INVESTMENT GRADE BOND FUND
  T Shares
    2004........................      $10.94           $ 0.35(1)        $(0.60)(1)       $(0.25)
    2003........................       10.24             0.40             0.76             1.16
    2002........................       10.23             0.51             0.01             0.52
    2001........................        9.58             0.61             0.65             1.26
    2000........................       10.36             0.61            (0.78)           (0.17)

MID-CAP EQUITY FUND
  T Shares
    2004........................      $ 8.74           $ 0.06(1)        $ 1.57(1)        $ 1.63
    2003........................        9.79            (0.03)(1)        (1.02)(1)++      (1.05)++
    2002........................       10.95             0.01            (1.17)           (1.16)
    2001........................       14.10            (0.03)           (0.61)           (0.64)
    2000........................       12.68            (0.04)            2.32             2.28

                                      DIVIDENDS                            TOTAL
                                      FROM NET        DISTRIBUTIONS      DIVIDENDS
                                     INVESTMENT       FROM REALIZED         AND
                                       INCOME         CAPITAL GAINS    DISTRIBUTIONS
                                       ------         -------------    -------------
CAPITAL APPRECIATION FUND
  T Shares
    2004........................       $   --             $   --           $   --
    2003........................           --                 --               --
    2002........................           --              (0.12)           (0.12)
    2001........................           --              (2.80)           (2.80)
    2000........................           --              (0.92)           (0.92)
GROWTH AND INCOME FUND
  T Shares
    2004........................       $(0.13)            $   --           $(0.13)
    2003........................        (0.12)                --            (0.12)
    2002........................        (0.08)                --            (0.08)
    2001........................        (0.08)             (0.43)           (0.51)
    2000........................        (0.10)             (1.12)           (1.22)
INVESTMENT GRADE BOND FUND
  T Shares
    2004........................       $(0.38)            $   --           $(0.38)
    2003........................        (0.46)                --            (0.46)
    2002........................        (0.51)                --            (0.51)
    2001........................        (0.61)                --            (0.61)
    2000........................        (0.61)                --            (0.61)
MID-CAP EQUITY FUND
  T Shares
    2004........................       $(0.05)            $   --           $(0.05)
    2003........................           --                 --               --
    2002........................           --                 --               --
    2001........................           --              (2.51)           (2.51)
    2000........................           --              (0.86)           (0.86)

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++  Includes redemption fee of $0.01.
(1) Per share data calculated using average shares outstanding method. Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  29

             NET ASSET                          NET ASSETS,
             VALUE, END         TOTAL             END OF
             OF PERIOD         RETURN+         PERIOD (000)
             ---------         -------         ------------
               $12.33            11.89%         $1,248,636
                11.02            (9.97)          1,090,549
                12.24           (11.06)          1,204,445
                13.89            (3.74)          1,177,933
                17.12             8.98           1,296,927

               $14.72            21.76%         $  782,665
                12.21           (10.58)            598,862
                13.80            (7.80)            792,557
                15.05             0.11             867,664
                15.53             4.11             885,109

               $10.31            (2.31)%        $  578,345
                10.94            11.61             821,342
                10.24             5.18             886,471
                10.23            13.55             860,073
                 9.58            (1.76)            998,596

               $10.32            18.70%         $  177,128
                 8.74           (10.73)            118,092
                 9.79           (10.59)            171,813
                10.95            (6.92)            156,111
                14.10            19.10             206,545

                                                       RATIO OF EXPENSES TO
                RATIO OF              RATIO OF          AVERAGE NET ASSETS
              NET EXPENSES         NET INVESTMENT       (EXCLUDING WAIVERS      PORTFOLIO
               TO AVERAGE         INCOME (LOSS) TO            AND/OR             TURNOVER
               NET ASSETS        AVERAGE NET ASSETS      REIMBURSEMENTS)           RATE
               ----------        ------------------      ---------------           ----
                  1.23%                (0.25)%                 1.24%                106%
                  1.22                 (0.32)                  1.24                  69
                  1.22                 (0.54)                  1.24                  75
                  1.21                 (0.29)                  1.24                  75
                  1.17                  0.10                   1.26                 129

                  1.00%                 1.03%                  1.00%                 51%
                  0.99                  1.05                   0.99                  52
                  0.99                  0.63                   0.99                  68
                  0.99                  0.49                   0.99                  73
                  1.01                  0.76                   1.01                  53

                  0.82%                 3.29%                  0.84%                119%
                  0.81                  3.92                   0.83                 137
                  0.81                  4.81                   0.83                 123
                  0.81                  6.17                   0.84                 131
                  0.77                  6.05                   0.84                 202

                  1.23%                 0.64%                  1.26%                126%
                  1.22                 (0.31)                  1.25                 144
                  1.22                 (0.18)                  1.24                  87
                  1.21                 (0.24)                  1.25                 100
                  1.17                    --                   1.25                 131

FINANCIAL HIGHLIGHTS



          30  PROSPECTUS

For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                           NET ASSET              NET            NET REALIZED                              DIVIDENDS
                       VALUE, BEGINNING       INVESTMENT          GAIN (LOSS)         TOTAL FROM           FROM NET
                           OF PERIOD         INCOME (LOSS)      ON INVESTMENTS        OPERATIONS       INVESTMENT INCOME
                           ---------         -------------      --------------        ----------       -----------------
PRIME QUALITY MONEY
  MARKET FUND
  T SHARES
    2004.............       $ 1.00              $ 0.01              $   --              $ 0.01              $(0.01)
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.02                  --                0.02               (0.02)
    2001.............         1.00                0.06                  --                0.06               (0.06)
    2000.............         1.00                0.05                  --                0.05               (0.05)

SHORT-TERM BOND FUND
  T SHARES
    2004.............       $10.04              $ 0.24(1)           $(0.19)(1)          $ 0.05              $(0.25)
    2003.............        10.01                0.33                0.03                0.36               (0.33)
    2002.............        10.04                0.46               (0.03)               0.43               (0.46)
    2001.............         9.65                0.56                0.39                0.95               (0.56)
    2000.............         9.91                0.53               (0.25)               0.28               (0.53)

SMALL CAP GROWTH
  STOCK FUND
  T SHARES
    2004.............       $15.19              $(0.16)(1)          $ 5.22(1)           $ 5.06              $   --
    2003.............        17.28               (0.12)(1)           (1.72)(1)           (1.84)                 --
    2002.............        18.37                  --               (1.02)              (1.02)                 --
    2001.............        18.30               (0.18)               1.71                1.53                  --
    2000.............        14.55               (0.08)               4.02                3.94                  --

VALUE INCOME STOCK
  FUND
  T SHARES
    2004.............       $ 9.73              $ 0.15(1)           $ 1.74(1)           $ 1.89              $(0.15)
    2003.............        11.05                0.15               (1.33)              (1.18)              (0.14)
    2002.............        11.61                0.12               (0.56)              (0.44)              (0.12)
    2001.............        10.38                0.19                1.24                1.43               (0.20)
    2000.............        12.85                0.23               (1.49)              (1.26)              (0.22)

                         DISTRIBUTION
                         FROM REALIZED      TOTAL DIVIDENDS
                         CAPITAL GAINS     AND DISTRIBUTIONS
                         -------------     -----------------
PRIME QUALITY MONEY
  MARKET FUND
  T SHARES
    2004.............       $   --*             $(0.01)
    2003.............           --*              (0.01)
    2002.............           --               (0.02)
    2001.............           --               (0.06)
    2000.............           --               (0.05)
SHORT-TERM BOND FUND
  T SHARES
    2004.............       $   --              $(0.25)
    2003.............           --               (0.33)
    2002.............           --               (0.46)
    2001.............           --               (0.56)
    2000.............        (0.01)              (0.54)
SMALL CAP GROWTH
  STOCK FUND
  T SHARES
    2004.............       $   --              $   --
    2003.............        (0.25)              (0.25)
    2002.............        (0.07)              (0.07)
    2001.............        (1.46)              (1.46)
    2000.............        (0.19)              (0.19)
VALUE INCOME STOCK
  FUND
  T SHARES
    2004.............       $   --              $(0.15)
    2003.............           --               (0.14)
    2002.............           --               (0.12)
    2001.............           --               (0.20)
    2000.............        (0.99)              (1.21)

*  Amount represents less than $0.01 per share.
+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholder may pay on fund distributions or redemption of fund shares.
(1)  Per share data was calculated using the average shares method.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  31

                                                                                             RATIO OF NET       RATIO OF EXPENSES
                                                     NET ASSETS,         RATIO OF NET      INVESTMENT INCOME       TO AVERAGE
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO       (LOSS) TO AVERAGE       NET ASSETS
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS      NET ASSETS       (EXCLUDING WAIVERS)
            -------------          -------          ------------      ------------------      ----------       -------------------
                $ 1.00               0.52%           $3,477,598              0.63%                0.52%                0.74%
                  1.00               1.17             4,284,266              0.63                 1.14                 0.74
                  1.00               2.29             3,907,203              0.63                 2.22                 0.74
                  1.00               5.75             3,728,371              0.63                 5.57                 0.75
                  1.00               5.20             3,311,229              0.60                 5.06                 0.75

                $ 9.84               0.45%           $  282,188              0.70%                2.42%                0.75%
                 10.04               3.70               302,708              0.70                 3.34                 0.75
                 10.01               4.29               305,884              0.70                 4.48                 0.75
                 10.04              10.13               215,458              0.70                 5.71                 0.76
                  9.65               2.87               180,402              0.67                 5.40                 0.76

                $20.25              33.31%           $  789,650              1.25%             (0.83)%                 1.25%
                 15.19             (10.50)              567,714              1.24               (0.87)                 1.24
                 17.28              (5.55)              593,211              1.25               (1.01)                 1.25
                 18.37               8.33               508,857              1.24               (0.95)                 1.25
                 18.30              27.24               431,478              1.20               (0.86)                 1.23

                $11.47              19.58%           $  715,928              0.90%                1.40%                0.90%
                  9.73            (10.54)               681,899              0.89                 1.68                 0.89
                 11.05             (3.68)               686,014              0.90                 1.13                 0.90
                 11.61              14.09               704,842              0.90                 1.70                 0.90
                 10.38            (10.52)               921,797              0.89                 2.02                 0.89


                PORTFOLIO
                TURNOVER
                  RATE
                  ----
                   N/A
                   N/A
                   N/A
                   N/A
                   N/A

                    66%
                    89
                   142
                    87
                    70

                   107%
                    96
                   100
                   112
                   110

                    67%
                    46
                    60
                    77
                    62

          32  PROSPECTUS

PRIVACY POLICY
STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

                      HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUNDS' WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment

Company Act registration number is 811-06557.

                                                                                                  STIPUST401K1004
(C) 2004, SunTrust Banks, Inc. is a federally registered service mark of SunTrust Banks, Inc.

STI CLASSIC FUNDS
BOND FUNDS
A SHARES
L SHARES

PROSPECTUS

        OCTOBER 1, 2004


CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES
  SUPER SHORT INCOME PLUS FUND
FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
HIGH INCOME FUND
INVESTMENT GRADE BOND FUND
INVESTMENT GRADE TAX-EXEMPT BOND FUND
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
MARYLAND MUNICIPAL BOND FUND
SHORT-TERM BOND FUND
SHORT-TERM U.S. TREASURY SECURITIES FUND
STRATEGIC INCOME FUND
U.S. GOVERNMENT SECURITIES FUND
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
VIRGINIA MUNICIPAL BOND FUND


        INVESTMENT ADVISER:
        TRUSCO CAPITAL MANAGEMENT, INC.
        (the "Adviser")



        (STI CLASSIC FUNDS LOGO)

        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS
ABOUT THIS PROSPECTUS

CHOOSING A SHARES OR L SHARES

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the A Shares and L Shares of the Bond Funds (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

A Shares and L Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

A SHARES
- Front-end sales charge
- 12b-1 fees
- $2,000 minimum initial investment
L SHARES
- Contingent deferred sales charge
- Higher 12b-1 fees
- $5,000 minimum initial investment

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

 2      CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES
         SUPER SHORT INCOME PLUS FUND

 5      FLORIDA TAX-EXEMPT BOND FUND

 9      GEORGIA TAX-EXEMPT BOND FUND

 12     HIGH INCOME FUND

 15     INVESTMENT GRADE BOND FUND

 19     INVESTMENT GRADE TAX-EXEMPT BOND FUND

 22     LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

 25     MARYLAND MUNICIPAL BOND FUND

 28     SHORT-TERM BOND FUND

 31     SHORT-TERM U.S. TREASURY SECURITIES FUND

 34     STRATEGIC INCOME FUND

 38     U.S. GOVERNMENT SECURITIES FUND

 41     VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

 44     VIRGINIA MUNICIPAL BOND FUND

 47     MORE INFORMATION ABOUT RISK

 49     MORE INFORMATION ABOUT FUND INVESTMENTS

 49     INVESTMENT ADVISER

 50     PORTFOLIO MANAGERS

 51     PURCHASING, SELLING AND EXCHANGING FUND SHARES

 58     DIVIDENDS AND DISTRIBUTIONS

 58     TAXES

 60     FINANCIAL HIGHLIGHTS
INSIDE  PRIVACY POLICY
BACK
COVER
BACK    HOW TO OBTAIN MORE INFORMATION
COVER    ABOUT THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------

(SUITCASE  FUND SUMMARY
  ICON)

(TELESCOPE INVESTMENT STRATEGY
  ICON)

(LIFE      WHAT ARE THE PRINCIPAL RISKS OF INVESTING?
PRESERVER
  ICON)

(TARGET    PERFORMANCE INFORMATION
  ICON)

(LINE      WHAT IS AN INDEX?
  GRAPH
  ICON)

(COIN      FUND FEES AND EXPENSES
  ICON)


(MOUNTAIN  MORE INFORMATION ABOUT FUND INVESTMENTS
  ICON)

(MAGNIFYING INVESTMENT ADVISER
  GLASS
  ICON)

(HAND      PURCHASING, SELLING AND EXCHANGING
  SHAKE    FUND SHARES
  ICON)

(DOLLAR    SALES CHARGES
  ICON)

--------------------------------------------------------------------------------
OCTOBER 1, 2004

                                                                   PROSPECTUS  1

                                                            CUSIP/TICKER SYMBOLS

FUND NAME                                              CLASS     INCEPTION*   TICKER  CUSIP

Classic Institutional U.S. Government Securities
  Super Short Income Plus Fund                         L Shares    4/16/03    CUSFX   784767626
Florida Tax-Exempt Bond Fund                           A Shares    1/18/94    SFLTX   784766693
Florida Tax-Exempt Bond Fund                           L Shares     6/1/95    SCFEX   784766511
Georgia Tax-Exempt Bond Fund                           A Shares    1/19/94    SGTEX   784766677
Georgia Tax-Exempt Bond Fund                           L Shares     6/6/95    SCGTX   784766495
High Income Fund                                       A Shares    9/30/03    SAHIX   784767378
High Income Fund                                       L Shares     5/4/94    STHIX   784767741
Investment Grade Bond Fund                             A Shares    6/11/92    STGIX   784766800
Investment Grade Bond Fund                             L Shares     6/7/95    SCIGX   784766578
Investment Grade Tax-Exempt Bond Fund                  A Shares     6/9/92    SISIX   784766875
Investment Grade Tax-Exempt Bond Fund                  L Shares     6/1/95    SCITX   784766560
Limited-Term Federal Mortgage Securities Fund          A Shares    7/18/94    SLTMX   784766610
Limited-Term Federal Mortgage Securities Fund          L Shares     6/7/95    SCLFX   784766545
Maryland Municipal Bond Fund                           A Shares    9/30/03    SMMAX   784767329
Maryland Municipal Bond Fund                           L Shares    4/25/96    CMDBX   784766115
Short-Term Bond Fund                                   A Shares    3/22/93    STSBX   784766818
Short-Term Bond Fund                                   L Shares    6/20/95    SCBSX   784766537
Short-Term U.S. Treasury Securities Fund               A Shares    3/18/93    STSFX   784766784
Short-Term U.S. Treasury Securities Fund               L Shares    6/22/95    SSUSX   784766529
Strategic Income Fund                                  A Shares    9/30/03    SAINX   784767311
Strategic Income Fund                                  L Shares   11/30/01    STIFX   784767683
U.S. Government Securities Fund                        A Shares     6/6/94    SCUSX   784766636
U.S. Government Securities Fund                        L Shares     6/7/95    SGUSX   784766552
Virginia Intermediate Municipal Bond Fund              A Shares     5/5/93    CVIAX   784767204
Virginia Intermediate Municipal Bond Fund              L Shares    9/30/03    SVILX   784767261
Virginia Municipal Bond Fund                           A Shares    9/30/03    SVIAX   784767295
Virginia Municipal Bond Fund                           L Shares    4/14/95    CVMBX   784766149


* The performance included under "Performance Information" may include the performance of other classes of the Fund and/or predecessors of the Fund.

                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND



           2  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income consistent with preserving capital and maintaining liquidity

INVESTMENT FOCUS                             Short duration U.S. government securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify short duration U.S. government
                                             securities that offer a comparably better return potential and yield than money market funds

INVESTOR PROFILE                             Conservative investors seeking to maximize income consistent with limited share price volatility and the relative safety of U.S. government securities


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Classic Institutional U.S. Government Securities Super Short Income Plus Fund invests at least 80% of its net assets in short duration U.S. Treasury securities, U.S. agency securities, U.S. agency mortgage-backed securities, repurchase agreements, and U.S. government securities. The Fund normally expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given maturity. Most securities are purchased with the intent to hold to maturity. However, circumstances may warrant or require that securities be sold prior to maturity. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The price per share (net asset value or NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be a result of economic developments or Federal Reserve policy. In general, the NAV of the Fund will rise when interest rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund average weighted duration between three months and one year and (b) investing the Fund in U.S. government and agency securities.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Also, longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

   CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND



                                                                   PROSPECTUS  3

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. L Shares were offered beginning April 16, 2003. Performance between April 11, 2002 and April 16, 2003 is that of Institutional Shares of the Fund, and has not been adjusted to reflect L Share expenses. If it had been, performance would have been lower.

This bar chart shows changes in the performance of the Fund's L Shares for the last year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.
(BAR CHART)


2003                     0.63%

      BEST QUARTER               WORST QUARTER



          0.52%                     -0.13%



        (3/30/03)                  (6/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.33%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Citigroup 6-Month Treasury Bill Index, iMoneyNet Government Institutional Average, and Lipper Ultra-Short Obligation Funds Average. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

L SHARES                      1 YEAR   SINCE INCEPTION*

Fund Returns
Before Taxes                  0.63%         1.98%
Fund Returns
After Taxes on
Distributions                 0.04%         1.19%
Fund Returns
After Taxes on
Distributions and Sale of
Fund Shares                   0.35%         1.19%
Citigroup 6-Month Treasury
Bill Index                    1.18%         1.45%
iMoneyNet, Inc. Government
Institutional Average         0.75%         1.00%
Lipper Ultra-Short
Obligation Funds Average      1.50%         2.11%

* Since inception of the Institutional Shares on April 11, 2002. Benchmark returns since March 31, 2002 (benchmark returns available only on a month end basis).

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND



           4  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------

          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 6-Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury Bills. iMoneyNet, Inc. Government Institutional Average is a widely-recognized composite of money market funds that invest in U.S. Treasury bills, repurchase agreements or securities issued by agencies of the U.S. Government. The number of funds in the Average varies. The Lipper Ultra-Short Obligation Funds Average consists of funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. The number of Funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares. You do not pay a sales charge when you purchase the Fund's L Shares. In addition, the contingent deferred sales charge
(CDSC) normally imposed on L Shares has been waived.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              L SHARES
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)*                                               None
Redemption Fee (as a percentage of net asset value)**         2.00%

 * See "Waiver of Contingent Deferred Sales Charge."

** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              L SHARES
Investment Advisory Fees                                      0.40%
Distribution and Service (12b-1) Fees                         0.40%
Other Expenses*                                               0.06%
                                                              -----------------
Total Annual Operating Expenses**                             0.86%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Classic Institutional U.S. Government Securities Super Short
  Income Plus Fund - L Shares                                   0.47%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS
 $ 88        $274

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                    FLORIDA TAX-EXEMPT BOND FUND



                                                                   PROSPECTUS  5

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Current income exempt from federal income taxes for Florida residents with shares themselves expected to be exempt from the Florida intangible personal property tax

INVESTMENT FOCUS                             Florida municipal securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to invest more Fund assets in undervalued sectors and less in overvalued ones

INVESTOR PROFILE                             Florida residents who want income exempt from federal income taxes


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Florida Tax-Exempt Bond Fund invests at least 80% of its net assets in municipal securities with income exempt from federal income taxes, and the shares themselves are expected to be exempt from the Florida intangible personal property tax. Issuers of these securities can be located in Florida, Puerto Rico and other U.S. territories and possessions. In addition, up to 20% of the Fund's assets may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser tries to diversify the Fund's holdings within Florida. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 6 to 25 years. Under certain circumstances, such as a national financial emergency or a temporary decline in availability of Florida obligations, up to 20% of the Fund's assets may be invested in securities subject to the Florida intangible personal property tax and/or securities that generate income subject to federal personal income taxes. These securities may include short-term municipal securities outside Florida or certain taxable fixed income securities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Florida subjects the Fund to economic and government policies of Florida.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

FLORIDA TAX-EXEMPT BOND FUND



           6  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)


1995                    15.70%

1996                     3.73%

1997                     7.60%

1998                     5.94%

1999                    -2.41%

2000                    11.30%

2001                     3.56%

2002                    10.23%

2003                     3.97%

      BEST QUARTER               WORST QUARTER



          6.13%                     -2.35%



        (3/31/95)                  (6/30/99)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -1.79%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers 10-Year Municipal Bond Index and the Lipper Florida Municipal Debt Funds Objective. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

A SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns
Before Taxes            0.10%    4.41%         5.31%
Fund Returns
After Taxes on
Distributions          -0.28%    4.22%         5.13%
Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares     1.30%    4.19%         5.02%
Lehman Brothers
10-Year Municipal
Bond Index (reflects
no deduction for
fees, expenses or
taxes)                  5.70%    5.91%         6.05%
Lipper Florida
Municipal Debt Funds
Objective (reflects
no deduction for
taxes)                  4.35%    4.44%         4.98%

* Since inception of the A Shares on January 18, 1994. Benchmark returns since January 31, 1994 (benchmark returns available only on a month end basis).

L SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns Before
Taxes                   1.47%    4.69%         5.24%

Lehman Brothers
10-Year Municipal
Bond Index (reflects
no deduction for
fees, expenses or
taxes)                  5.70%    5.91%         6.55%
Lipper Florida
Municipal Debt Funds
Objective (reflects
no deduction for
taxes)                  4.35%    4.44%         5.44%

* Since inception of the L Shares on June 1, 1995. Benchmark returns since May 31, 1995 (benchmark returns available only on a month end basis).

                                                    FLORIDA TAX-EXEMPT BOND FUND



                                                                PROSPECTUS  7

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------

          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Florida Municipal Debt Funds Objective is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the Florida intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Objective varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.65%         0.65%

Distribution and Service (12b-1) Fees                         0.18%         1.00%

Other Expenses*                                               0.06%         0.06%
                                                              ------------  -------------------

Total Annual Operating Expenses**                             0.89%         1.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Florida Tax-Exempt Bond Fund - A Shares    0.86%
Florida Tax-Exempt Bond Fund - L Shares    1.42%

FLORIDA TAX-EXEMPT BOND FUND



           8  PROSPECTUS

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $462      $648       $850       $1,430
L Shares                $374      $539       $928       $2,019

If you do not sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $462      $648       $850       $1,430
L Shares                $174      $539       $928       $2,019

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                    GEORGIA TAX-EXEMPT BOND FUND



                                                                   PROSPECTUS  9

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Current income exempt from federal and state income taxes
                                             for Georgia residents without undue risk

INVESTMENT FOCUS                             Georgia municipal securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to invest more Fund assets in undervalued sectors and less in overvalued ones

INVESTOR PROFILE                             Georgia residents who want income exempt from federal and
                                             state income taxes


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Georgia Tax-Exempt Bond Fund invests at least 80% of its net assets in municipal securities with income exempt from federal and Georgia income taxes. Issuers of these securities can be located in Georgia, Puerto Rico and other U.S. territories and possessions. In addition, up to 20% of the Fund's assets may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser tries to diversify the Fund's holdings within Georgia. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 6 to 25 years. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic conditions and government policies within Georgia.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not

GEORGIA TAX-EXEMPT BOND FUND



          10  PROSPECTUS

reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)


1995                    13.13%

1996                     3.43%

1997                     7.96%

1998                     5.47%

1999                    -2.49%

2000                     9.30%

2001                     4.00%

2002                     8.94%

2003                     3.63%

      BEST QUARTER               WORST QUARTER



          4.84%                     -2.35%



        (3/31/95)                  (6/30/99)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -1.84%.

GEORGIA TAX-EXEMPT BOND FUND



          10  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers 10-Year Municipal Bond Index and the Lipper Georgia Municipal Debt Funds Objective. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

A SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns
Before Taxes           -0.21%    3.79%         4.33%

Fund Returns
After Taxes on
Distributions          -0.31%    3.75%         4.27%

Fund Returns
After Taxes on
Distributions and
Sale
of Fund Shares          1.08%    3.73%         4.22%

Lehman Brothers
10-Year Municipal
Bond Index (reflects
no deduction for
fees, expenses or
taxes)                  5.70%    5.91%         6.05%

Lipper Georgia
Municipal Debt Funds
Objective (reflects
no deduction for
taxes)                  4.61%    4.68%         4.93%

* Since inception of the A Shares on January 19, 1994. Benchmark returns since January 31, 1994 (benchmark returns available only on a month end basis).

      L SHARES         1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns
Before Taxes            1.21%    4.10%         4.66%

Lehman Brothers
10-Year Municipal
Bond Index (reflects
no deduction for
fees, expenses or
taxes)                  5.70%    5.91%         6.55%

Lipper Georgia
Municipal Debt Funds
Objective (reflects
no deduction for
taxes)                  4.61%    4.68%         5.63%

* Since inception of the L Shares on June 6, 1995. Benchmark returns since May 31, 1995 (benchmark returns available only a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Georgia Municipal Debt Funds Objective is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the Georgia intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Objective varies.

                                                    GEORGIA TAX-EXEMPT BOND FUND



                                                                  PROSPECTUS  11

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.65%         0.65%
Distribution and Service (12b-1) Fees                         0.18%         1.00%
Other Expenses*                                               0.07%         0.07%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             0.90%         1.72%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Georgia Tax-Exempt Bond Fund - A Shares    0.86%
Georgia Tax-Exempt Bond Fund - L Shares    1.42%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

            1 YEAR       3 YEARS      5 YEARS      10 YEARS
   A
Shares       $463         $651         $855         $1,441
   L
Shares       $375         $542         $933         $2,030

If you do not sell your shares at the end of the period:

            1 YEAR       3 YEARS      5 YEARS      10 YEARS
   A
Shares       $463         $651         $855         $1,441
   L
Shares       $175         $542         $933         $2,030

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

HIGH INCOME FUND



          12  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                    High current income
  SECONDARY                                  Total return

INVESTMENT FOCUS                             High yield corporate, government, and other debt instruments of U.S. and non U.S. issuers

SHARE PRICE VOLATILITY                       High

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify lower-rated securities offering high
                                             current income of issuers generating adequate cash flow to meet their obligations

INVESTOR PROFILE                             Investors who seek high current income and who are willing to accept greater share price volatility through investment in high yield, below investment grade debt instruments

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The High Income Fund invests primarily in a diversified portfolio of higher yielding, lower rated income producing securities of
U.S. and non-U.S. issuers. The Fund will invest at least 65%, and may invest up to 100%, of its assets in securities rated as "non-investment grade" by Moody's Investor Services, Inc. or by Standard & Poor's Rating Services or in unrated securities if, in the Adviser's opinion, they are of comparable quality. Such securities are commonly known as "junk bonds" and offer greater risks than investment grade bonds (i.e., rated BBB- or above by S&P or Baa3 or above by Moody's). In selecting debt securities for the Fund the Adviser seeks out companies with good fundamentals and performing prospects that are currently out of favor with investors. The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuer's ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
             WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the

                                                                HIGH INCOME FUND



                                                                PROSPECTUS  13

issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to March 28, 2000 represent the performance of the ESC Strategic Income Fund, the Fund's predecessor.
This bar chart shows changes in the performance of the Fund's L Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)


1995                    14.91%

1996                     5.84%

1997                     5.05%

1998                     4.43%

1999                     1.28%

2000                    -9.46%

2001                     5.55%

2002                    -3.75%

2003                    24.83%

      BEST QUARTER               WORST QUARTER



          8.56%                     -9.92%



        (6/30/03)                  (3/31/00)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 1.06%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers U.S. Corporate High Yield Bond Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

L SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

Fund Returns
Before Taxes           22.83%    3.06%         4.50%

Fund Returns
After Taxes on
Distributions          19.51%    0.03%         1.63%

Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares    14.63%    0.67%         2.01%

Lehman Brothers U.S.
Corporate High Yield
Bond Index (reflects
no deduction for
fees, expenses or
taxes)                 28.97%    5.23%         7.43%

* Since inception of the L Shares on May 4, 1994. Benchmark returns since April 30, 1994 (benchmark returns available only a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Corporate High Yield Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index which covers the universe of fixed rate, non-investment grade debt.

HIGH INCOME FUND



          14  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None
Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.80%         0.80%
Distribution and Service (12b-1) Fees                         0.30%         1.00%
Other Expenses*                                               0.07%         0.07%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.17%         1.87%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

High Income Fund - A Shares    1.03%
High Income Fund - L Shares    1.40%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $490      $733      $  995      $1,742
L Shares                $390      $588      $1,011      $2,190

If you do not sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $490      $733      $  995      $1,742
L Shares                $190      $588      $1,011      $2,190

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                      INVESTMENT GRADE BOND FUND



                                                                  PROSPECTUS  15

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High total return through current income and capital
                                             appreciation, while preserving the principal amount invested

INVESTMENT FOCUS                             Investment grade U.S. government and corporate debt
                                             securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify relatively inexpensive securities in a selected market index

INVESTOR PROFILE                             Investors who want to receive income from their investment, as well as an increase in the value of the investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Investment Grade Bond Fund invests at least 80% of its net assets in investment grade fixed income securities. The Adviser focuses on corporate debt securities, U.S. Treasury obligations, and mortgage-backed securities. In selecting investments for the Fund, the Adviser tries to minimize risk while attempting to outperform selected market indices. Currently, the Adviser's selected index is the Lehman Brothers U.S. Government/Credit Index, a widely-recognized, unmanaged index of investment grade government and corporate debt securities. The Adviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of historical data, yield information and credit ratings. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

INVESTMENT GRADE BOND FUND



          16  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)


1994                    -3.57%

1995                    17.26%

1996                     1.93%

1997                     8.64%

1998                     8.79%

1999                    -1.93%

2000                     6.13%

2001                     8.68%

2002                     6.99%

2003                     3.28%

      BEST QUARTER               WORST QUARTER



          6.02%                     -2.67%



        (6/30/95)                  (3/31/94)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.77%.
-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers U.S. Government/Credit Index, the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Objective. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

A SHARES               1 YEAR   5 YEARS       10 YEARS
Fund Returns
Before Taxes           -0.57%    3.76%         5.06%

Fund Returns
After Taxes on
Distributions          -1.72%    1.87%         2.95%

Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares    -0.38%    2.00%         2.97%

Lehman Brothers U.S.
Government/
Credit Index
(reflects no
deduction for fees,
expenses or taxes)      4.67%    6.66%         6.98%

Lehman Brothers U.S.
Aggregate Bond Index
(reflects no
deduction for fees,
expenses or taxes)      4.10%    6.62%         6.95%

Lipper Intermediate
Investment-Grade
Debt Funds Objective
(reflects no
deduction for taxes)    4.56%    5.81%         6.16%

L SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns
Before Taxes           0.78%     4.06%         5.13%

Lehman Brothers U.S.
Government/ Credit
Index (reflects no
deduction for fees,
expenses or taxes)     4.67%     6.66%         7.33%

Lehman Brothers U.S.
Aggregate Bond Index
(reflects no
deduction for fees,
expenses or taxes)     4.10%     6.62%         7.24%

Lipper Intermediate
Investment-Grade Debt
Funds Objective
(reflects no
deduction for taxes)   4.56%     5.81%         6.39%

* Since inception of the L Shares on June 7, 1995. Benchmark returns since May 31, 1995 (benchmark returns available only on a month end basis).

                                                      INVESTMENT GRADE BOND FUND



                                                                PROSPECTUS  17

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized composite made up of the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index, which include U.S. government, Treasury and agency securities, as well as high grade corporate bonds. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment-Grade Debt Funds Objective is a widely-recognized, equally weighted average that invests primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The number of funds in the Objective varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)*                                         3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."

 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."

*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.74%         0.74%

Distribution and Service (12b-1) Fees                         0.43%         1.00%

Other Expenses*                                               0.06%         0.06%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.23%         1.80%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Investment Grade Bond Fund - A Shares    1.22%
Investment Grade Bond Fund - L Shares    1.71%

INVESTMENT GRADE BOND FUND



          18  PROSPECTUS

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $496     $751     $1,025     $1,808
L Shares                $383     $566     $  975     $2,116

If you do not sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $496     $751     $1,025     $1,808
L Shares                $183     $566     $  975     $2,116

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                           INVESTMENT GRADE TAX-EXEMPT BOND FUND



                                                                  PROSPECTUS  19

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation,
                                             while preserving the principal amount invested

INVESTMENT FOCUS                             Investment grade municipal securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to invest more Fund assets in undervalued sectors and less in overvalued ones

INVESTOR PROFILE                             Investors who want to receive tax-free current income and an increase in the value of their investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Investment Grade Tax-Exempt Bond Fund invests at least 80% of its net assets in investment grade tax-exempt obligations, like municipal securities. The issuers of these securities may be located in any U.S. state, territory or possession. In addition, up to 20% of the Fund may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)


1994                    -0.60%

1995                    14.51%

1996                     4.99%

1997                     7.36%

1998                     6.73%

1999                    -0.75%

2000                    10.41%

2001                     5.09%

2002                     9.92%

2003                     3.97%

      BEST QUARTER               WORST QUARTER



          5.87%                     -3.14%



        (3/31/95)                  (3/31/94)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.62%.

INVESTMENT GRADE TAX-EXEMPT BOND FUND



          20  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average total returns for the periods ended December 31, 2003, to those of the Lehman Brothers 5-Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Objective. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

A SHARES               1 YEAR   5 YEARS     10 YEARS

Fund Returns Before
Taxes                   0.04%    4.84%        5.66%

Fund Returns After
Taxes on
Distributions          -0.59%    4.10%        4.74%

Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares     0.80%    4.09%        4.70%

Lehman Brothers
5-Year Municipal Bond
Index (reflects no
deduction for fees,
expenses or taxes)      4.13%    5.57%        5.42%

Lipper Intermediate
Municipal Debt Funds
Objective (reflects
no deduction for
taxes)                  4.00%    4.87%        5.08%


L SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

Fund Returns
Before Taxes           1.57%     5.16%         5.65%

Lehman Brothers
5-Year Municipal Bond
Index (reflects no
deduction for fees,
expenses or taxes)     4.13%     5.57%         5.71%

Lipper Intermediate
Municipal Debt Funds
Objective (reflects
no deduction for
taxes)                 4.00%     4.87%         5.37%

* Since inception of the L Shares on June 1, 1995. Benchmark returns since May 31, 1995 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year Municipal Bond Index is a widely-recognized index of intermediate investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years. The Lipper Intermediate Municipal Debt Funds Objective is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the intermediate term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Objective varies.

                                           INVESTMENT GRADE TAX-EXEMPT BOND FUND



                                                                  PROSPECTUS  21

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

(COIN ICON)
             FUND FEES AND EXPENSES

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None
Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.74%         0.74%
Distribution and Service (12b-1) Fees                         0.43%         1.00%
Other Expenses*                                               0.06%         0.06%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.23%         1.80%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Investment Grade Tax-Exempt Bond Fund - A Shares    1.22%
Investment Grade Tax-Exempt Bond Fund - L Shares    1.70%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $496      $751      $1,025      $1,808
L Shares                $383      $566      $  975      $2,116

If you do not sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $496      $751      $1,025      $1,808
L Shares                $183      $566      $  975      $2,116

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND



          22  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital

INVESTMENT FOCUS                             Mortgage-backed securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities that are less prone to
                                             prepayment risk

INVESTOR PROFILE                             Conservative investors who want to receive income from their investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Limited-Term Federal Mortgage Securities Fund invests at least 80% of its net assets in U.S.
government agency mortgage-backed securities, such as Fannie Mae, GNMA and collateralized mortgage obligations. In selecting investments for the Fund, the Adviser tries to identify securities that the Adviser expects to perform well in rising and falling markets. The Adviser also attempts to reduce the risk that the underlying mortgages are prepaid by focusing on securities that it believes are less prone to this risk. For example, Fannie Mae or GNMA securities that were issued years ago may be less prone to prepayment risk because there have been many opportunities for prepayment, but few have occurred. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND



                                                                  PROSPECTUS  23

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.
This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)

1995                   12.02%
1996                    4.29%
1997                    6.37%
1998                    6.73%
1999                    0.96%
2000                    8.29%
2001                    7.14%
2002                    7.23%
2003                    1.16%

      BEST QUARTER               WORST QUARTER
          4.20%                     -1.00%
        (9/30/01)                  (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.15%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Merrill Lynch 1-5 Year AAA U.S. Treasuries/ Agencies Index and the Merrill Lynch 1-5 Year U.S. Treasuries Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

CLASS A SHARES         1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns Before
Taxes                  -1.38%    4.38%         5.43%

Fund Returns After
Taxes on
Distributions          -2.34%    2.62%         3.31%

Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares    -0.90%    2.63%         3.29%

Merrill Lynch 1-5
Year AAA U.S.
Treasuries/ Agencies
Index (reflects no
deduction for fees,
expenses or taxes)      2.15%    5.82%         6.42%

Merrill Lynch 1-5
Year U.S. Treasuries
Index (reflects no
deduction for fees,
expenses or taxes)      2.06%    5.72%         6.38%


* Since inception of the A Shares on July 18, 1994. Benchmark returns since July 31, 1994 (benchmark returns available only on a month end basis).

CLASS L SHARES         1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns Before
Taxes                  -1.17%    4.59%         5.06%

Merrill Lynch 1-5
Year AAA U.S.
Treasuries/ Agencies
Index (reflects no
deduction for fees,
expenses or taxes)      2.15%    5.82%         6.23%

Merrill Lynch
1-5 Year U.S.
Treasuries Index
(reflects no
deduction for fees,
expenses or taxes)      2.06%    5.72%         6.18%


* Since inception of the L Shares on June 7, 1995. Benchmark returns since May 31, 1995 (benchmark returns available only on a month end basis).

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND



          24  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------

          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch 1-5 Year AAA U.S.Treasuries/ Agencies Index includes U.S. government and agency bonds that have a minimum issue size of $150 million. The current market value of the Index is $1.50 trillion with a duration of 2.06 years and a yield to maturity of 2.48%. The Merrill Lynch 1-5 Year U.S. Treasuries Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. Treasury securities with maturities of 1 year or greater and no more than 5 years.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                A SHARES         L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           2.50%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."

 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."

*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                A SHARES    L SHARES
Investment Advisory Fees                                      0.65%         0.65%
Distribution and Service (12b-1) Fees                         0.23%         1.00%
Other Expenses*                                               0.06%         0.06%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             0.94%         1.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Limited-Term Federal Mortgage Securities Fund - A Shares    0.91%
Limited-Term Federal Mortgage Securities Fund - L Shares    1.31%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $344     $542      $757      $1,376
L Shares                $374     $539      $928      $2,019

If you do not sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $344     $542      $757      $1,376
L Shares                $174     $539      $928      $2,019

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                    MARYLAND MUNICIPAL BOND FUND



                                                                  PROSPECTUS  25

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income exempt from federal and Maryland income tax, consistent with preservation of capital

INVESTMENT FOCUS                             Maryland municipal securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Invests primarily in investment grade municipal securities

INVESTOR PROFILE                             Maryland residents who want income exempt from federal and state income taxes


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Maryland Municipal Bond Fund invests at least 80% of its net assets in municipal securities, including securities subject to the alternative minimum tax, with income exempt from federal and Maryland income taxes. In addition, up to 20% of the Fund's assets may be invested in certain taxable debt securities. Issuers of these securities can be located in Maryland, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. There are no limits on the Fund's average weighted maturity or on the remaining maturities of individual securities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. The Fund's concentration of investments in securities of issuers located in Maryland subjects the Fund to economic and government policies of Maryland.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

MARYLAND MUNICIPAL BOND FUND



          26  PROSPECTUS

This bar chart shows changes in the performance of the Fund's L Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)

1997                     7.90%
1998                     4.91%
1999                    -4.17%
2000                    10.29%
2001                     3.62%
2002                     7.88%
2003                     3.25%

      BEST QUARTER               WORST QUARTER
          3.98%                     -1.74%
        (9/30/02)                  (9/30/99)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -1.15%.

MARYLAND MUNICIPAL BOND FUND



          26  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers 10-Year Municipal Bond Index and the Lipper Maryland Municipal Debt Funds Objective. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

L SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns
Before Taxes           1.27%     4.05%         4.79%

Fund Returns
After Taxes on
Distributions          0.91%     3.97%         4.73%

Fund Returns
After Taxes on
Distributions and
Sale
of Fund Shares         2.00%     3.87%         4.56%

Lehman Brothers
10-Year Municipal
Bond Index (reflects
no deduction for
fees, expenses or
taxes)                 5.70%     5.91%         6.67%

Lipper Maryland
Municipal Debt Funds
Objective (reflects
no deduction for
taxes)                 4.10%     4.50%         5.43%

* Since inception of the L Shares on April 25, 1996. Benchmark returns since April 30, 1996 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Maryland Municipal Debt Funds Objective is an average of funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). The number of funds in the Objective varies.

                                                    MARYLAND MUNICIPAL BOND FUND



                                                                PROSPECTUS  27

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None
Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.65%         0.65%
Distribution and Service (12b-1) Fees                         0.15%         1.00%
Other Expenses*                                               0.11%         0.11%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             0.91%         1.76%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Maryland Municipal Bond Fund - A Shares    0.83%
Maryland Municipal Bond Fund - L Shares    1.64%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

            1 YEAR   3 YEARS   5 YEARS   10 YEARS
  A Shares   $464     $654      $860      $1,453
  L Shares   $379     $554      $954      $2,073

If you do not sell your shares at the end of the period:

            1 YEAR   3 YEARS   5 YEARS   10 YEARS
  A Shares   $464     $654      $860      $1,453
  L Shares   $179     $554      $954      $2,073

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

SHORT-TERM BOND FUND



          28  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital

INVESTMENT FOCUS                             Investment grade U.S. government and corporate debt
                                             securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities that offer a comparably
                                             better return than similar securities for a given level of credit risk

INVESTOR PROFILE                             Income oriented investors who are willing to accept
                                             increased risk for the possibility of returns greater than money market investing

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Short-Term Bond Fund invests at least 80% of its net assets in a diversified portfolio of short-
to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund expects that it will normally maintain an effective maturity of 3 years or less. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
             WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                            SHORT-TERM BOND FUND



                                                                  PROSPECTUS  29

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)


1994                    -0.33%

1995                    11.68%

1996                     3.66%

1997                     6.46%

1998                     6.73%

1999                     0.76%

2000                     7.39%

2001                     7.33%

2002                     2.47%

2003                     2.03%

      BEST QUARTER               WORST QUARTER
          3.81%                     -0.79%



        (6/30/95)                 (12/31/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.26%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Citigroup 1-3 Year Government/Credit Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

A SHARES                  1 YEAR   5 YEARS    10 YEARS
Fund Returns
Before Taxes               0.30%    3.59%      4.57%

Fund Returns
After Taxes on
Distributions             -0.57%    1.88%      2.64%

Fund Returns
After Taxes on
Distributions and Sale
of Fund Shares             0.19%    1.98%      2.67%

Citigroup 1-3 Year
Government/Credit Index
(reflects no deduction
for fees, expenses or
taxes)                     2.88%    5.86%      5.93%

                                               SINCE
L SHARES                  1 YEAR   5 YEARS   INCEPTION*

Fund Returns
Before Taxes              -0.14%    3.67%      4.49%

Citigroup 1-3 Year
Government/Credit Index
(reflects no deduction
for fees, expenses or
taxes)                     2.88%    5.86%      6.13%

* Since inception of the L Shares on June 20, 1995. Benchmark returns since June 30, 1995 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------

          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 1-3 Year Government/Credit Index is a widely-recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade
(BBB). The securities in the Index have maturities of 1 year or greater and less than 3 years.

SHORT-TERM BOND FUND



          30  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           2.00%         None
Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.65%         0.65%
Distribution and Service (12b-1) Fees                         0.23%         1.00%
Other Expenses*                                               0.06%         0.06%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             0.94%         1.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Short-Term Bond Fund - A Shares    0.90%
Short-Term Bond Fund - L Shares    1.26%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $294      $494      $  710      $1,332
L Shares                $374      $539      $  928      $2,019

If you do not sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $294      $494      $  710      $1,332
L Shares                $174      $539      $  928      $2,019

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                        SHORT-TERM U.S. TREASURY SECURITIES FUND



                                                                  PROSPECTUS  31

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital

INVESTMENT FOCUS                             Short-term U.S. Treasury securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify Treasury securities with maturities
                                             that offer a comparably better return potential and yield
                                             than either shorter maturity or longer maturity securities for a given level of interest rate risk

INVESTOR PROFILE                             Income oriented investors who are willing to accept
                                             increased risk for the possibility of returns greater than money market investing

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Short-Term U.S. Treasury Securities Fund invests exclusively in short-term U.S. Treasury securities (those with remaining maturities of 3 years or less) and shares of registered money market funds that invest in the foregoing. The Fund intends to maintain an average weighted maturity from 1 to 2 years. The Fund offers investors the opportunity to capture the advantage of investing in short-term bonds over money market instruments. Generally, short-term bonds offer a comparably better return than money market instruments, with a modest increase in interest rate risk. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view toward maximizing returns and yield. The Adviser tries to select those U.S. Treasury securities that offer the best risk/reward trade-off. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. Treasury securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)

1994                     1.28%
1995                     8.39%
1996                     4.38%
1997                     5.70%
1998                     6.09%
1999                     2.55%
2000                     6.48%
2001                     6.39%
2002                     4.36%
2003                     1.20%

      BEST QUARTER               WORST QUARTER
          2.60%                     -0.23%
        (3/31/95)                  (3/31/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.44%.

SHORT-TERM U.S. TREASURY SECURITIES FUND



          32  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Citigroup 1-3 Year Treasury Index and the Citigroup 6-Month Treasury Bill Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

A SHARES                   1 YEAR   5 YEARS   10 YEARS
Fund Returns
Before Taxes                0.22%    3.97%     4.55%

Fund Returns
After Taxes on
Distributions              -0.54%    2.46%     2.80%

Fund Returns
After Taxes on
Distributions and Sale of
Fund Shares                 0.27%    2.45%     2.78%

Citigroup 1-3 Year
Treasury Index (reflects
no deduction for fees,
expenses or taxes)          1.88%    5.37%     5.65%

Citigroup 6-Month
Treasury Bill Index
(reflects no deduction
for fees, expenses or
taxes)                      1.18%    3.67%     4.47%


L SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns
Before Taxes           -1.12%    3.94%         4.46%

Citigroup 1-3 Year
Treasury Index
(reflects no
deduction for fees,
expenses or taxes)      1.88%    5.37%         5.82%

Citigroup 6-Month
Treasury Bill Index
(reflects no
deduction for fees,
expenses or taxes)      1.18%    3.67%         4.39%


* Since inception of the L Shares on June 22, 1995. Benchmark returns since June 30, 1995 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 1-3 Year Treasury Index is a widely-recognized index of U.S. Treasury securities with maturities of one year or greater and less than three years. The Citigroup 6-Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury Bills.

                                        SHORT-TERM U.S. TREASURY SECURITIES FUND



                                                                  PROSPECTUS  33

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           1.00%         None
Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.65%         0.65%
Distribution and Service (12b-1) Fees                         0.18%         1.00%
Other Expenses*                                               0.07%         0.07%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             0.90%         1.72%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Short-Term U.S. Treasury Securities Fund - A Shares    0.85%
Short-Term U.S. Treasury Securities Fund - L Shares    1.11%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $191      $384       $593       $1,197
L Shares                $375      $542       $933       $2,030

If you do not sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $191      $384       $593       $1,197
L Shares                $175      $542       $933       $2,030

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

STRATEGIC INCOME FUND



          34  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                    Current income
  SECONDARY                                  Preservation of capital

INVESTMENT FOCUS                             High yield corporate, government, and other debt instruments of U.S. and non U.S. issuers

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income while reducing share price
                                             volatility through diversification across three major
                                             sectors of the fixed income market

INVESTOR PROFILE                             Investors who seek high current income with reduced risk of share price volatility

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Strategic Income Fund invests primarily in a diversified portfolio of high yield corporate, U.S. government and international bonds. The Fund will maintain a minimum average credit quality rating of BBB. The Fund will invest at least 15%, but not more than 60%, of its assets in a particular sector. In selecting debt securities for the Fund the Adviser seeks out companies with good fundamentals and performing prospects that are currently out of favor with investors. The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuer's ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                           STRATEGIC INCOME FUND



                                                                  PROSPECTUS  35

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the changes in performance of the Fund's L Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)

2002                     3.08%

2003                    10.91%

      BEST QUARTER               WORST QUARTER
          4.96%                     -1.00%
        (6/30/03)                  (6/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.41%.
-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of a Hybrid 34/33/33 Blend of the Merrill Lynch AAA U.S. Treasury/Agency Master Index, Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch Global Government Bond II ex U.S. Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

L SHARES                     1 YEAR   SINCE INCEPTION*
Fund Returns
Before Taxes                  8.91%         6.16%

Fund Returns
After Taxes on
Distributions                 6.82%         4.00%

Fund Returns
After Taxes on
Distributions and Sale
of Fund Shares                5.78%         3.92%

Hybrid 34/33/33 Blend of
the Following Market
Benchmarks                   10.27%         7.25%

  Merrill Lynch AAA U.S.
  Treasury/Agency Master
  Index (reflects no
  deduction for fees,
  expenses or taxes)          2.36%         6.01%

  Merrill Lynch U.S. High
  Yield Master II Index
  (reflects no deduction
  for fees, expenses or
  taxes)                     28.15%        11.19%

  Merrill Lynch Global
  Government Bond II ex
  U.S. Index (reflects no
  deduction for fees,
  expenses or taxes)          1.90%         3.98%


* Since inception of the L Shares on November 30, 2001.

STRATEGIC INCOME FUND



          36  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------

          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch AAA U.S. Treasury/Agency Master Index is a widely-recognized U.S. government index that tracks the performance of the combined U.S. Treasury and U.S. agency markets. It includes U.S. dollar-denominated, U.S. Treasury and U.S. agency bonds, issued in the U.S. domestic bond market, having at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for U.S. Treasuries and $150 million for U.S. agencies. The Merrill Lynch U.S. High Yield Master II Index is a widely-recognized, market-value weighted (higher market value bonds have more influence than lower market value bonds) index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Merrill Lynch Global Government Bond II ex U.S. Index is a widely-recognized subset of the Merrill Lynch Global Government Bond Index including Belgian, Danish, Irish, Italian, New Zealand, Portuguese, Spanish, and Swedish returns. The Merrill Lynch Global Government Bond Index is a widely-recognized, broad-based index consisting of various maturities comprising Australian, Canadian, Dutch, French, German, Japanese, Swiss, U.K., and U.S. individual country returns.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.
--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.85%         0.85%
Distribution and Service (12b-1) Fees                         0.35%         1.00%
Other Expenses*                                               0.11%         0.11%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.31%         1.96%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Strategic Income Fund - A Shares    1.15%
Strategic Income Fund - L Shares    1.43%

                                                           STRATEGIC INCOME FUND



                                                                  PROSPECTUS  37

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $503     $775     $1,066     $1,895
L Shares                $399     $615     $1,057     $2,285

If you do not sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $503     $775     $1,066     $1,895
L Shares                $199     $615     $1,057     $2,285

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

U.S. GOVERNMENT SECURITIES FUND



          38  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital

INVESTMENT FOCUS                             Mortgage-backed securities and U.S. Treasury obligations

SHARE PRICE VOLATILITY                       Low to moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without adding undue risk

INVESTOR PROFILE                             Conservative investors who want to receive income from their investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The U.S. Government Securities Fund invests at least 80% of its net assets in U.S. government debt securities, such as mortgage-backed securities and U.S. Treasury obligations. In an attempt to provide a consistently high dividend without adding undue risk, the Fund focuses its investments in mortgage-backed securities. The effective average weighted maturity of the Fund's portfolio will typically range between 4 and 10 years. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)

1995                    16.95%

1996                     2.08%

1997                     8.60%

1998                     7.74%

1999                    -1.49%

2000                    10.50%

2001                     6.61%

2002                     9.23%

2003                     0.87%


      BEST QUARTER               WORST QUARTER



          5.81%                     -2.31%



        (6/30/95)                  (3/31/96)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.34%.

                                                 U.S. GOVERNMENT SECURITIES FUND



                                                                PROSPECTUS  39

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average total returns for the periods ended December 31, 2003, to those of the Merrill Lynch Government/Mortgage Custom Index and the Lehman Brothers Intermediate U.S. Government Bond Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

A SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

Fund Returns
Before Taxes           -2.89%    4.25%         5.67%

Fund Returns
After Taxes on
Distributions          -4.04%    2.26%         3.49%

Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares    -1.85%    2.37%         3.47%

Merrill Lynch
Government/Mortgage
Custom Index
(reflects no
deduction for fees,
expenses or taxes)      2.84%    6.46%         7.53%

Lehman Brothers
Intermediate U.S.
Government Bond Index
(reflects no
deduction for fees,
expenses or taxes)      2.29%    6.18%         6.87%

* Since inception of the A Shares on June 6, 1994. Benchmark returns since May 31, 1994 (benchmark returns available only on a month end basis).

L SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

Fund Returns
Before Taxes           -1.68%    4.52%         5.21%

Merrill Lynch
Government/Mortgage
Custom Index
(reflects no
deduction for fees,
expenses or taxes)      2.84%    6.46%         7.11%

Lehman Brothers
Intermediate U.S.
Government Bond Index
(reflects no
deduction for fees,
expenses or taxes)      2.29%    6.18%         6.62%

* Since inception of the L Shares on June 7, 1995. Benchmark returns since May 31, 1995 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Government/Mortgage Custom Index is a synthetic index created by combining, at their respective market weights
(i) the Merrill Lynch Government Master Index, which is a widely-recognized index comprised of U.S. Treasury securities and U.S. government agency securities with a maturity of at least 1 year; and (ii) the Merrill Lynch Mortgage Master Index, which is a widely-recognized index comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregated pooled mortgages. The Lehman Brothers Intermediate U.S. Government Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, and corporate debt backed by the U.S. Government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year.

U.S. GOVERNMENT SECURITIES FUND



          40  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None
Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.74%         0.74%
Distribution and Service (12b-1) Fees                         0.38%         1.00%
Other Expenses*                                               0.06%         0.06%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.18%         1.80%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the L Share total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

U.S. Government Securities Fund - L Shares    1.73%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $491      $736      $1,000      $1,753
L Shares                $383      $566      $  975      $2,116

If you do not sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $491      $736      $1,000      $1,753
L Shares                $183      $566      $  975      $2,116

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                       VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND



                                                                  PROSPECTUS  41

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income exempt from federal and Virginia income tax, consistent with preservation of capital

INVESTMENT FOCUS                             Virginia municipal securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to limit risk by investing in investment grade
                                             municipal securities with an intermediate average maturity

INVESTOR PROFILE                             Virginia residents who want income exempt from federal and state income taxes

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Virginia Intermediate Municipal Bond Fund invests at least 80% of its net assets in municipal securities, including securities subject to the alternative minimum tax, with income exempt from federal and Virginia income taxes. In addition, up to 20% of the Fund's assets may be invested in certain taxable debt securities. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. The Adviser also considers stability and growth of principal. The Adviser expects that the Fund's average weighted maturity will range from 5 to 10 years but there is no limit on the maturities of individual securities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of Virginia.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)


1994                    -6.47%

1995                    14.37%

1996                     2.94%

1997                     7.24%

1998                     5.32%

1999                    -2.43%

2000                     9.35%

2001                     4.50%

2002                     7.83%

2003                     3.78%


      BEST QUARTER               WORST QUARTER
          6.10%                     -6.72%
        (3/31/95)                  (3/31/94)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -1.04%.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND



          42  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers 5-Year Municipal Bond Index and the Lipper Other States Intermediate Municipal Debt Funds Objective. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

A SHARES                    1 YEAR   5 YEARS   10 YEARS
Fund Returns
Before Taxes                -0.14%    3.74%     4.09%

Fund Returns
After Taxes on
Distributions               -0.28%    3.64%     4.02%

Fund Returns
After Taxes on
Distributions and Sale of
Fund Shares                  1.17%    3.71%     4.05%

Lehman Brothers 5-Year
Municipal Bond Index
(reflects no deduction for
fees, expenses or taxes)     4.13%    5.57%     5.42%

Lipper Other States
Intermediate Municipal
Debt Funds Objective
(reflects no deduction for
taxes)                       3.72%    4.43%     4.58%


(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year Municipal Bond Index is a widely-recognized index composed of tax-exempt bonds with maturities ranging between 4 and 6 years. The Lipper Other States Intermediate Municipal Debt Funds Objective is an average of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis. The number of funds in the Objective varies.

                                       VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND



                                                                  PROSPECTUS  43

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None
Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.65%         0.65%
Distribution and Service (12b-1) Fees                         0.15%         1.00%
Other Expenses*                                               0.06%         0.06%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             0.86%         1.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Virginia Intermediate Municipal Bond Fund - A Shares    0.79%
Virginia Intermediate Municipal Bond Fund - L Shares    1.55%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $459     $639      $834      $1,396
L Shares                $374     $539      $928      $2,019

If you do not sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $459     $639      $834      $1,396
L Shares                $174     $539      $928      $2,019

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

VIRGINIA MUNICIPAL BOND FUND



          44  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income exempt from federal and Virginia income taxes, consistent with preservation of capital

INVESTMENT FOCUS                             Virginia municipal securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Invests primarily in investment grade municipal securities

INVESTOR PROFILE                             Virginia residents who want income exempt from federal and state income taxes

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Virginia Municipal Bond Fund invests substantially all of its assets in municipal securities, including securities subject to the alternative minimum tax, with income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. There are no limits on the Fund's average weighted maturity or on the remaining maturities of individual securities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic conditions and government policies of Virginia.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's L Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)


1996                     0.81%

1997                     7.91%

1998                     4.83%

1999                    -5.68%

2000                    10.72%

2001                     3.30%

2002                     8.21%

2003                     3.33%

      BEST QUARTER               WORST QUARTER



          4.48%                     -2.93%



        (9/30/02)                  (3/31/96)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -1.49%.

                                                    VIRGINIA MUNICIPAL BOND FUND



                                                                PROSPECTUS  45

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers 10-Year Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Objective. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

L SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns
Before Taxes           1.35%     3.82%         4.60%

Fund Returns
After Taxes on
Distributions          0.97%     3.73%         4.48%

Fund Returns
After Taxes on
Distributions and
Sale
of Fund Shares         2.19%     3.70%         4.39%

Lehman Brothers
10-Year Municipal
Bond Index (reflects
no deduction for
fees, expenses or
taxes)                 5.70%     5.91%         6.81%

Lipper Virginia
Municipal Debt Funds
Objective (reflects
no deduction for
taxes)                 4.61%     4.59%         5.80%


* Since inception of the L Shares on April 14, 1995. Benchmark returns since March 31, 1995 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Virginia Municipal Debt Funds Objective is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the Virginia intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Objective varies.

VIRGINIA MUNICIPAL BOND FUND



          46  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.65%         0.65%
Distribution and Service (12b-1) Fees                         0.15%         1.00%
Other Expenses*                                               0.08%         0.08%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             0.88%         1.73%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the L share total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Virginia Municipal Bond Fund - L Shares    1.70%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $461     $645      $844      $1,419
L Shares                $376     $545      $939      $2,041

If you do not sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $461     $645      $844      $1,419
L Shares                $176     $545      $939      $2,041

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                     MORE INFORMATION ABOUT RISK



                                                                  PROSPECTUS  47

(LIFE PRESERVER ICON)
            MORE INFORMATION
            ABOUT RISK

DERIVATIVES RISK

All Funds

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EXCHANGE TRADED FUND RISK

All Funds

The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK

All Funds

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income

MORE INFORMATION ABOUT RISK



          48  PROSPECTUS

securities may be subject to the following additional risks:

  CREDIT RISK

  Florida Tax-Exempt Bond Fund
  Georgia Tax-Exempt Bond Fund
  Investment Grade Bond Fund
  Investment Grade Tax-Exempt Bond Fund
  Maryland Municipal Bond Fund
  Short-Term Bond Fund
  Virginia Intermediate Municipal Bond Fund
  Virginia Municipal Bond Fund

  The possibility that an issuer will be unable to make timely payments of either principal or interest.

  MUNICIPAL ISSUER RISK

  Florida Tax-Exempt Bond Fund
  Georgia Tax-Exempt Bond Fund
  Investment Grade Tax-Exempt Bond Fund
  Maryland Municipal Bond Fund
  Virginia Intermediate Municipal Bond Fund
  Virginia Municipal Bond Fund

  There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

  In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

FOREIGN SECURITY RISKS

Classic Institutional U.S. Government Securities
  Super Short Income Plus Fund
High Income Fund
Strategic Income Fund

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

REGIONAL RISK

Florida Tax-Exempt Bond Fund
Georgia Tax-Exempt Bond Fund
Maryland Municipal Bond Fund
Virginia Intermediate Municipal Bond Fund
Virginia Municipal Bond Fund

To the extent that a Fund's investments are concentrated in a specific geographic region, a Fund may be subject to the political and other developments affecting that region. Regional economies are often closely interrelated, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting a Fund to additional risks.

                                         MORE INFORMATION ABOUT FUND INVESTMENTS



                                                                  PROSPECTUS  49

(MOUNTAIN ICON)
           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, the Classic Institutional U.S. Government Securities Super Short Income Plus Fund, Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Virginia Intermediate Municipal Bond Fund and the U.S. Government Securities Fund each may shorten its average weighted maturity to as little as 90 days. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

(MAGNIFIYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Funds. As of June 30, 2004, Trusco had approximately $66.7 billion in assets under management. For the fiscal period ended May 31, 2004, the Adviser received advisory fees of:

  Classic Institutional U.S. Government
    Securities Super Short Income Plus
    Fund                                     0.12%



  Florida Tax-Exempt Bond Fund               0.61%



  Georgia Tax-Exempt Bond Fund               0.61%



  High Income Fund                           0.65%



  Investment Grade Bond Fund                 0.72%



  Investment Grade Tax-Exempt Bond Fund      0.71%



  Limited-Term Federal Mortgage Securities
    Fund                                     0.60%



  Maryland Municipal Bond Fund               0.57%



  Short-Term Bond Fund                       0.60%



  Short-Term U.S. Treasury Securities Fund   0.59%



  Strategic Income Fund                      0.75%



  U.S. Government Securities Fund            0.71%



  Virginia Intermediate Municipal Bond
    Fund                                     0.65%



  Virginia Municipal Bond Fund               0.65%

The Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGERS



          50  PROSPECTUS

PORTFOLIO MANAGERS

Each of the Funds is managed by co-portfolio managers or by a portfolio manager who is supported by a back-up portfolio manager.

Mr. Joseph Calabrese, CFA, has served as Managing Director since joining Trusco in May 2004. He has co-managed the LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND and the U.S. GOVERNMENT SECURITIES FUND since July 2004. Prior to joining Trusco, Mr. Calabrese served as Senior Portfolio Manager of Seix Investment Advisors, Inc. from May 1997 to May 2004. He has more than 17 years of investment experience.

Mr. George E. Calvert, Jr., has served as Vice President of Trusco since August 2000. He has managed the MARYLAND MUNICIPAL BOND FUND, VIRGINIA MUNICIPAL BOND FUND and the VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND since August 2000. Prior to joining Trusco, Mr. Calvert served as a fixed income trader from 1998 to 2000 for Tredegar Trust Company. He also served as Vice President, Investment Division, of Central Fidelity Bank from 1988 to 1998. Mr. Calvert has more than 26 years of investment experience.

Mr. Chris Carter, CFA, has served as a Vice President since joining Trusco in July 2003. He has managed the GEORGIA TAX-EXEMPT BOND FUND since August 2003. Prior to joining Trusco, Mr. Carter served as a Portfolio Manager and Fixed Income Trader of Evergreen Asset Management Company from January 2002 to July 2003, after serving as a Portfolio Manager and Fixed Income Trader of Wachovia Asset Management from September 1998 to January 2002. Prior to joining Wachovia Asset Management, he served as an Assistant Portfolio Manager and Trader for Wachovia Bank, N.A. from October 1994 to September 1998. He has more than 13 years of investment experience.

Mr. Robert W. Corner has served as Managing Director of Trusco since September 1996. He has co-managed the CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND since July 2004, after managing it since it began operating in April 2003. Mr. Corner has also co-managed the SHORT-TERM BOND FUND since January 2003. He has more than 17 years of investment experience.

Mr. George Goudelias has served as Managing Director since joining Trusco in May 2004. He has co-managed the HIGH INCOME FUND since July 2004. Prior to joining Trusco, Mr. Goudelias served as Director of High Yield Research of Seix Investment Advisors, Inc. from February 2001 to May 2004. Prior to joining Seix, Mr. Goudelias was employed at JP Morgan Securities, Inc. as a Senior High Yield Research Analyst from July 1998 to February 2001. He has more than 18 years of investment experience.

Mr. Michael McEachern, CFA, has served as Managing Director since joining Trusco in May 2004. He has co-managed the HIGH INCOME FUND and the STRATEGIC INCOME FUND since July 2004. Prior to joining Trusco, Mr. McEachern served as Senior Portfolio Manager of Seix Investment Advisors, Inc. from June 1997 to May 2004. He has more than 19 years of investment experience.

Mr. H. Rick Nelson has served as Managing Director of Trusco since March 2002. He has co-managed the SHORT-TERM BOND FUND since January 2003 and the CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME PLUS FUND since July 2004. Prior to joining Trusco, Mr. Nelson served as Senior Vice President at Wachovia Asset Management from June 1985 to March 2002. He has more than 22 years of investment experience.

Mr. Ronald Schwartz, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI since 1988. He has managed the FLORIDA TAX-EXEMPT BOND FUND since it began operating in January 1994 and the INVESTMENT GRADE TAX-EXEMPT BOND FUND since it began operating in June 1992. He has more than 23 years of investment experience.

Mr. John Talty, CFA, has served as Executive Vice President since joining Trusco in May 2004. He has co-managed the INVESTMENT GRADE BOND FUND, LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND, and U.S. GOVERNMENT SECURITIES FUND since July 2004. Prior to joining Trusco, Mr. Talty served as President and Senior Portfolio Manager of Seix Investment Advisors, Inc. from January 1993 to May 2004. He has more than 23 years of investment experience.

Mr. Perry Troisi has served as Managing Director since joining Trusco in May 2004. He has co-managed the INVESTMENT GRADE BOND FUND since July 2004. Prior to joining Trusco, Mr. Troisi served as Senior Portfolio Manager of Seix from November 1999 to May 2004, after serving as a Fixed Income Portfolio Manager at GRE Insurance Group form February 1996 to July 1999. He has more than 18 years of investment experience.

Mr. Adrien Webb, CFA, has served as Managing Director since joining Trusco in May 2004. He has co-managed the STRATEGIC INCOME FUND since October

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  51

2004. Prior to joining Trusco, Mr. Webb served as Senior Portfolio Manager of Seix Investment Advisors, Inc. from May 2000 to May 2004, after serving as Vice President, Fixed Income, at Conning Asset Management from June 1995 to May 2000. He has more than 9 years of investment experience.

Mr. David S. Yealy joined Trusco in 1991. Mr. Yealy has served as Managing Director of Trusco since July 2000, after serving as Vice President of Trusco since September 1999. He has managed the SHORT-TERM U.S. TREASURY SECURITIES FUND since July 1996. He has more than 19 years of investment experience.

(HAND SHAKE ICON)
                  PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") or exchange A Shares and L Shares of the Funds.

HOW TO PURCHASE FUND SHARES

Your investment professional can assist you in opening a brokerage account that will be used for all transactions regarding the purchase of STI Classic Funds. Once your account is established, you may buy shares of the Funds by:

- Mail*

- Telephone (1-800-874-4770)

- Wire

- Automated Clearing House (ACH)

* The Funds do not accept cash as payment for Fund shares.

You may also buy shares through investment representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution directly and follow its procedures for Fund share transactions. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser determines in good faith that the market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Certain Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the NAV of these investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          52  PROSPECTUS

MINIMUM/MAXIMUM PURCHASES

To purchase shares for the first time, you must invest in any Fund (with the exception of the Classic Institutional U.S. Government Securities Super Short Income Plus Fund) at least:

CLASS                      DOLLAR AMOUNT
A Shares                   $2,000

L Shares (with the
exception of the Classic
Institutional U.S.
Government Securities      $5,000 ($2,000 for IRA or
Super Short Income Plus    other tax qualified
Fund)                      accounts)

To purchase shares of the Classic Institutional U.S. Government Securities Super Short Income Plus Fund for the first time, you must invest at least:

CLASS                      DOLLAR AMOUNT
L Shares                   $50,000

Purchases of L Shares of the Short-Term U.S. Treasury Securities Fund requested in an amount of $100,000 or more will be automatically made in A Shares of that Fund. Purchases of L Shares of the Limited-Term Federal Mortgage Securities Fund or the Short-Term Bond Fund requested in an amount of $250,000 or more will be automatically made in A Shares of that Fund. Purchases of L Shares of any other Fund (with the exception of the Classic Institutional U.S. Government Securities Super Short Income Plus Fund) requested in an amount of $1,000,000 or more will be automatically made in A Shares of that Fund.

Your subsequent investments in any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. A Fund may accept investments of smaller amounts for either class of shares at its discretion.

FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-874-4770 to complete all of your purchase and redemption transactions.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares of either class automatically through regular deductions from your account. With a $500 minimum initial investment ($50,000 for the Classic Institutional U.S. Government Securities Super Short Income Plus Fund), you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month. If you are buying L Shares, you should plan on investing at least $5,000 per Fund ($50,000 for the Classic Institutional U.S. Government Securities Super Short Income Plus Fund) during the first two years. The Distributor may close your account if you do not meet this minimum investment requirement at the end of two years.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  53

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next-determined.

However, the Funds reserve the right to close your account at the then-current day's price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.
(DOLLAR ICON)
                   SALES CHARGES
FRONT-END SALES CHARGES -- A SHARES
The offering price of A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge.
The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

Florida Tax-Exempt Bond Fund
Georgia Tax-Exempt Bond Fund
High Income Fund
Investment Grade Bond Fund
Investment Grade Tax-Exempt Bond Fund
Maryland Municipal Bond Fund
Strategic Income Fund
U.S. Government Securities Fund
Virginia Intermediate Municipal Bond Fund
Virginia Municipal Bond Fund

                        YOUR SALES CHARGE      YOUR SALES CHARGE
                        AS A PERCENTAGE OF    AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:   OFFERING PRICE*      YOUR NET INVESTMENT
Less than $100,000            3.75%                  3.90%
$100,000 but less than
$250,000                      3.25%                  3.36%
$250,000 but less than
$1,000,000                    2.50%                  2.56%
$1,000,000 and over            None                   None

* The Distributor may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 1.00%.

Limited-Term Federal Mortgage Securities Fund

                        YOUR SALES CHARGE      YOUR SALES CHARGE
                        AS A PERCENTAGE OF    AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:   OFFERING PRICE*      YOUR NET INVESTMENT
Less than $100,000            2.50%                  2.50%
$100,000 but less than
$250,000                      1.75%                  1.78%
$250,000 but less than
$1,000,000                    1.25%                  1.27%
$1,000,000 and over            None                   None

* The Distributor may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 1.00%.

Short-Term Bond Fund

                        YOUR SALES CHARGE      YOUR SALES CHARGE
                        AS A PERCENTAGE OF    AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:   OFFERING PRICE*      YOUR NET INVESTMENT
Less than $100,000            2.00%                  2.04%
$100,000 but less than
$250,000                      1.50%                  1.52%
$250,000 but less than
$1,000,000                    1.00%                  1.01%
$1,000,000 and over            None                   None

* The Distributor may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 1.00%.

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          54  PROSPECTUS

Short-Term U.S. Treasury Securities Fund

                        YOUR SALES CHARGE      YOUR SALES CHARGE
                        AS A PERCENTAGE OF    AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:   OFFERING PRICE*      YOUR NET INVESTMENT
Less than $100,000            1.00%                  1.01%
$100,000 but less than
$250,000                      0.75%                  0.76%
$250,000 but less than
$1,000,000                    0.50%                  0.50%
$1,000,000 and over            None                   None

* The Distributor may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 1.00%.

INVESTMENTS OF $1,000,000 OR MORE. You do not pay an initial sales charge when you buy $1,000,000 or more of A Shares (excluding A Shares of STI Classic Money Market Funds) in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a deferred sales charge of 1.00% if you redeem any of these A Shares within one year of purchase. The deferred sales charge is calculated based on the lessor of (1) the NAV of the shares at the time of purchase or (2) NAV of the shares next calculated after the Fund receives your sales request. The deferred sales charge does not apply to shares you purchase through the reinvestment of dividends or capital gains distributions.

WAIVER OF FRONT-END SALES CHARGE -- A SHARES

The front-end sales charge will be waived on A Shares purchased:

- through reinvestment of dividends and distributions;

- through a SunTrust Securities, Inc. asset allocation account;

- by persons repurchasing shares they redeemed within the last 180 days (see "Repurchase of A Shares");

- by employees, and members of their immediate family (spouse, mother, father, mother-in-law, father-in-law, and children (including step-children) under the age of 21 years), of SunTrust and its affiliates;

- by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (IRAs) previously with the Trust department of a bank affiliated with SunTrust;

- by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

- through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF A SHARES

You may repurchase any amount of A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See the section on Taxes in the Statement of Additional Information for more information. To exercise this privilege, the Funds must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.

REDUCED SALES CHARGES -- A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the market value (at the close of business on the day of the current purchase) of the A Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or
(iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Funds will only consider the market value of A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask the Funds for the reduction at the time of purchase. You may be required to provide the Funds with your account number(s), account name(s), and copies of the account statements, and, if applicable, the account number(s), account name(s), and copies of the account statements, for your spouse and/or children (and provide the children's ages). Your financial institution may require documentation or other information in order to verify your eligibility for a reduced sales charge.

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  55

The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of A Shares sold subject to a sales charge. As a result, shares of the A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 3.75% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Shares you purchase with a Letter of Intent.

You can also obtain this information about sales charges, rights of accumulation and letters of intent on the Funds' website at www.sticlassicfunds.com.

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- L SHARES

You do not pay a sales charge when you purchase L Shares. The offering price of L Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through the reinvestment of dividends or capital gains distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to the exchange of L Shares of one Fund for L Shares of another Fund.

WAIVER OF CDSC

The CDSC will be waived if you sell your L Shares for the following reasons:

- to make certain withdrawals from a retirement plan (not including IRAs);

- because of death or disability; or

- for certain payments under the Systematic Withdrawal Plan -- up to 12% annually of the value of your shares of each Fund held at the time of the withdrawal (the Systematic Withdrawal Plan is discussed later in more detail).

If you sell your L Shares of the Classic Institutional U.S. Government Securities Super Short Income Plus Fund you will not pay a CDSC. For more information see "How to Exchange Your Shares."

OFFERING PRICE OF FUND SHARES

The offering price of A Shares is the NAV next calculated after the transfer agent receives your request, plus the front-end sales load. The offering price of L Shares is simply the next calculated NAV.

HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust, you may sell your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          56  PROSPECTUS

signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).
The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of L Shares, any applicable deferred sales charge.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after a Fund receives your request, but may take up to seven days. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums (with the exception of the Classic Institutional U.S. Government Securities Super Short Income Plus Fund) are:

CLASS                  DOLLAR AMOUNT
A Shares               $2,000 ($5,000 for Strategic
                       Income Fund)
L Shares               $5,000 ($2,000 for IRA or other
                       tax qualified accounts)

The account balance minimum for the Classic Institutional U.S. Government Securities Super Short Income Plus Fund is:

CLASS                  DOLLAR AMOUNT
L Shares               $50,000

But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, all Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) a Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates orders that may dramatically affect the Fund as outlined under "Market Timers" as defined later in this prospectus.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS). This exchange privilege may be changed or canceled at any time upon 60 days notice.

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  57

EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund(s) receives your exchange request.

A SHARES

You may exchange A Shares of any Fund for A Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

L SHARES

You may exchange L Shares of any Fund for L Shares of any other Fund. For purposes of computing the CDSC applicable to L Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange. However, if you exchange L Shares of any STI Classic Fund for L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund, you must first pay any applicable CDSC for the shares you are selling. Similarly, if you exchange L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund for L Shares of any other STI Classic Fund, any CDSC for the Fund you are exchanging into will be computed from the date of the exchange.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus arrangement because information may not be available regarding beneficial owners. Dealers who purchase A Shares or L Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive any dealer commissions and also may not be eligible to receive 12b-1 fees from the original date of purchase. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

While L Shares are sold without any initial sales charge, the distributor may pay at the time of sale up to 2% of the amount invested to broker-dealers and other

DIVIDENDS, DISTRIBUTIONS AND TAXES



          58  PROSPECTUS

financial intermediaries who sell L Shares. Through the distribution plan, the distributor is reimbursed for these payments, as well as other distribution related services provided by the distributor.

Maximum distribution fees, as a percentage of average daily net assets are as follows:

For A Shares:

  Florida Tax-Exempt Bond Fund               0.18%



  Georgia Tax-Exempt Bond Fund               0.18%



  High Income Fund                           0.30%



  Investment Grade Bond Fund                 0.43%



  Investment Grade Tax-Exempt Bond Fund      0.43%



  Limited-Term Federal Mortgage Securities
    Fund                                     0.23%



  Maryland Municipal Bond Fund               0.15%



  Short-Term Bond Fund                       0.23%



  Short-Term U.S. Treasury Securities Fund   0.18%



  Strategic Income Fund                      0.35%



  U.S. Government Securities Fund            0.38%



  Virginia Intermediate Municipal Bond
    Fund                                     0.15%



  Virginia Municipal Bond Fund               0.15%

For L Shares, the maximum distribution fee (with the exception of the Classic Institutional U.S. Government Securities Super Short Income Plus Fund) is 1.00% of the average daily net assets of each Fund. The maximum distribution fee for the Classic Institutional U.S. Government Securities Super Short Income Plus Fund is 0.40%.

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES



                                                                PROSPECTUS  59

taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates and will not qualify for the reduced tax rates on qualifying dividend income. Long-term capital gains are currently taxed at a maximum rate of 15%. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Absent further legislation, the maximum 15% tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI CLASSIC FUND IS THE SAME AS A SALE.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund intend to distribute federally tax-exempt income. Each Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by these Funds may be taxable. While shareholders of state specific Funds may receive distributions that are exempt from that particular state's income tax, such distributions may be taxable in other states where the shareholder files tax returns.

Except for those certain Funds that expect to distribute federally tax-exempt income (described above), the Funds expect to distribute primarily ordinary income dividends currently taxable at a maximum rate of 35%.

The Short-Term U.S. Treasury Securities Fund and the U.S. Government Securities Fund each expect that a substantial portion of Fund distributions will represent interest earned on U.S. obligations, while the Investment Grade Bond Fund and the Short-Term Bond Fund expect that some portion of each Fund's distributions will be so derived. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain limitations.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS



          60  PROSPECTUS

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms, one of which has ceased operations. The auditor's report for each such period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)     TOTAL FROM
                                     OF PERIOD           INCOME       ON INVESTMENTS     OPERATIONS
                                     ---------           ------       --------------     ----------
CLASSIC INSTITUTIONAL U.S.
  GOVERNMENT SECURITIES SUPER
  SHORT INCOME PLUS FUND
  L Shares
    2004........................       $10.01            $0.10++          $(0.05)++        $ 0.05
    2003(1).....................        10.00             0.02              0.01             0.03
FLORIDA TAX-EXEMPT BOND FUND
  A Shares
    2004........................       $11.69            $0.30++          $(0.56)++        $(0.26)
    2003........................        10.95             0.38              0.79             1.17
    2002........................        10.79             0.38              0.22             0.60
    2001........................        10.07             0.42              0.72             1.14
    2000........................        10.60             0.42             (0.49)           (0.07)
  L Shares
    2004........................       $11.71            $0.24++          $(0.55)++        $(0.31)
    2003........................        10.97             0.32              0.79             1.11
    2002........................        10.81             0.32              0.22             0.54
    2001........................        10.09             0.37              0.72             1.09
    2000........................        10.62             0.36             (0.49)           (0.13)
GEORGIA TAX-EXEMPT BOND FUND
  A Shares
    2004........................       $10.90            $0.32++          $(0.58)++        $(0.26)
    2003........................        10.31             0.35              0.59             0.94
    2002........................        10.12             0.37              0.19             0.56
    2001........................         9.51             0.38              0.61             0.99
    2000........................        10.05             0.38             (0.50)           (0.12)
  L Shares
    2004........................       $10.90            $0.27++          $(0.58)++        $(0.31)
    2003........................        10.30             0.30              0.60             0.90
    2002........................        10.11             0.32              0.19             0.51
    2001........................         9.51             0.33              0.60             0.93
    2000........................        10.04             0.33             (0.49)           (0.16)
HIGH INCOME FUND(A)
  A Shares
    2004(2).....................       $ 7.39            $0.35++          $(0.01)++        $ 0.34
  L Shares
    2004........................       $ 7.16            $0.57++          $ 0.22++         $ 0.79
    2003........................         7.25             0.57             (0.09)            0.48
    2002........................         7.69             0.55             (0.44)            0.11
    2001........................         7.88             0.55             (0.19)            0.36
    2000(3).....................         7.98             0.09             (0.10)           (0.01)
  For the year ended March 31:
    2000........................         9.77             0.87             (1.85)           (0.98)


                                      DIVIDENDS       DISTRIBUTIONS
                                      FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                  INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                  -----------------   -------------    -----------------
CLASSIC INSTITUTIONAL U.S.
  GOVERNMENT SECURITIES SUPER
  SHORT INCOME PLUS FUND
  L Shares
    2004........................       $(0.13)            $   --             $(0.13)
    2003(1).....................        (0.02)                --              (0.02)
FLORIDA TAX-EXEMPT BOND FUND
  A Shares
    2004........................       $(0.30)            $(0.20)            $(0.50)
    2003........................        (0.38)             (0.05)             (0.43)
    2002........................        (0.38)             (0.06)             (0.44)
    2001........................        (0.42)                --              (0.42)
    2000........................        (0.42)             (0.04)             (0.46)
  L Shares
    2004........................       $(0.24)            $(0.20)            $(0.44)
    2003........................        (0.32)             (0.05)             (0.37)
    2002........................        (0.32)             (0.06)             (0.38)
    2001........................        (0.37)                --              (0.37)
    2000........................        (0.36)             (0.04)             (0.40)
GEORGIA TAX-EXEMPT BOND FUND
  A Shares
    2004........................       $(0.32)            $(0.07)            $(0.39)
    2003........................        (0.35)                --              (0.35)
    2002........................        (0.37)                --              (0.37)
    2001........................        (0.38)                --              (0.38)
    2000........................        (0.38)             (0.04)             (0.42)
  L Shares
    2004........................       $(0.27)            $(0.07)            $(0.34)
    2003........................        (0.30)                --              (0.30)
    2002........................        (0.32)                --              (0.32)
    2001........................        (0.33)                --              (0.33)
    2000........................        (0.33)             (0.04)             (0.37)
HIGH INCOME FUND(A)
  A Shares
    2004(2).....................       $(0.35)            $   --             $(0.35)
  L Shares
    2004........................       $(0.57)            $   --             $(0.57)
    2003........................        (0.57)                --              (0.57)
    2002........................        (0.55)                --              (0.55)
    2001........................        (0.55)                --              (0.55)
    2000(3).....................        (0.09)                --              (0.09)
  For the year ended March 31:
    2000........................        (0.81)                --              (0.81)

+ Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads. Returns shown do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.
++ Per share data calculated using average shares method.
(1) Commenced operations on April 16, 2003. All ratios for the period have been annualized.
(2) A shares commenced operations on October 27, 2003. All ratios for the period have been annualized.
(3) For the two month period ended May 31, 2000. All ratios for the period have been annualized.
(A) On March 28, 2000, the ESC Strategic Income Fund exchanged all of its assets and certain liabilities for shares of the High Income Fund. The ESC Strategic Income Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to March 28, 2000 have been carried forward in these financial highlights. Subsequent to the merger, the High Income Fund changed its fiscal year end to May 31.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  61


                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $ 9.93               0.47%             $38,159               0.47%
                 10.01               0.27               23,758               0.47
                $10.93            (2.28)%              $ 5,906               0.92%
                 11.69              10.89                8,191               0.92
                 10.95               5.66                2,935               0.92
                 10.79              11.50                2,747               0.91
                 10.07             (0.68)                2,875               0.87
                $10.96            (2.68)%              $19,952               1.42%
                 11.71              10.32               40,241               1.42
                 10.97               5.15               21,897               1.42
                 10.81              10.95               12,806               1.41
                 10.09             (1.17)                9,791               1.37
                $10.25            (2.39)%              $ 2,735               0.92%
                 10.90               9.29                2,630               0.92
                 10.31               5.58                2,844               0.92
                 10.12              10.56                2,901               0.91
                  9.51             (1.26)                2,458               0.87
                $10.25            (2.87)%              $13,351               1.42%
                 10.90               8.86               16,591               1.42
                 10.30               5.07               14,269               1.42
                 10.11               9.92               14,079               1.41
                  9.51             (1.59)                8,827               1.37
                $ 7.38               4.61%             $ 1,508               1.10%
                $ 7.38              11,23%             $75,693               1.40%
                  7.16               7.52               64,418               1.40
                  7.25               1.46               46,864               1.40
                  7.69               4.74               19,875               1.40
                  7.88             (0.13)                3,075               1.40
                  7.98            (10.84)                2,032               1.73

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
               TO AVERAGE          WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                   1.01%               0.94%             109%
                   0.99                1.06               87
                   2.62%               1.13%              56%
                   3.29                1.13               62
                   3.44                1.37               91
                   4.00                1.38               59
                   4.05                1.36               88
                   2.14%               1.81%              56%
                   2.81                1.80               62
                   2.93                1.84               91
                   3.49                1.89               59
                   3.54                1.89               88
                   3.06%               1.36%             100%
                   3.34                1.41               17
                   3.58                1.36               23
                   3.83                1.42               21
                   3.93                1.40               19
                   2.55%               1.84%             100%
                   2.84                1.84               17
                   3.08                1.84               23
                   3.33                1.89               21
                   3.43                1.95               19
                   7.80%               1.88%              49%
                   7.62%               1.98%              49%
                   8.43                2.00               20
                   7.35                2.02               59
                   6.88                2.13               10
                   6.57                2.83               --
                   8.94                2.95               24

FINANCIAL HIGHLIGHTS



          62  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD           INCOME       ON INVESTMENTS
                                     ---------           ------       --------------
INVESTMENT GRADE BOND FUND
  A Shares
    2004........................       $10.94            $0.31++          $(0.60)++
    2003........................        10.24             0.38              0.74
    2002........................        10.23             0.48              0.01
    2001........................         9.58             0.57              0.65
    2000........................        10.36             0.57             (0.78)
  L Shares
    2004........................       $10.95            $0.25++          $(0.60)++
    2003........................        10.25             0.31              0.76
    2002........................        10.24             0.42              0.01
    2001........................         9.59             0.53              0.65
    2000........................        10.37             0.52             (0.78)

INVESTMENT GRADE TAX-EXEMPT BOND
  FUND
  A Shares
    2004........................       $12.03            $0.23++          $(0.33)++
    2003........................        11.58             0.25              0.91
    2002........................        11.39             0.29              0.46
    2001........................        10.68             0.40              0.71
    2000........................        11.12             0.39             (0.30)
  L Shares
    2004........................       $12.01            $0.17++          $(0.32)++
    2003........................        11.57             0.20              0.90
    2002........................        11.38             0.24              0.46
    2001........................        10.67             0.34              0.71
    2000........................        11.10             0.34             (0.29)


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------
INVESTMENT GRADE BOND FUND
  A Shares
    2004........................      $(0.29)           $(0.34)            $   --             $(0.34)
    2003........................        1.12             (0.42)                --              (0.42)
    2002........................        0.49             (0.48)                --              (0.48)
    2001........................        1.22             (0.57)                --              (0.57)
    2000........................       (0.21)            (0.57)                --              (0.57)
  L Shares
    2004........................      $(0.35)           $(0.29)            $   --             $(0.29)
    2003........................        1.07             (0.37)                --              (0.37)
    2002........................        0.43             (0.42)                --              (0.42)
    2001........................        1.18             (0.53)                --              (0.53)
    2000........................       (0.26)            (0.52)                --              (0.52)
INVESTMENT GRADE TAX-EXEMPT BOND
  FUND
  A Shares
    2004........................      $(0.10)           $(0.22)            $(0.25)            $(0.47)
    2003........................        1.16             (0.25)             (0.46)             (0.71)
    2002........................        0.75             (0.29)             (0.27)             (0.56)
    2001........................        1.11             (0.40)                --              (0.40)
    2000........................        0.09             (0.39)             (0.14)             (0.53)
  L Shares
    2004........................      $(0.15)           $(0.17)            $(0.25)            $(0.42)
    2003........................        1.10             (0.20)             (0.46)             (0.66)
    2002........................        0.70             (0.24)             (0.27)             (0.51)
    2001........................        1.05             (0.34)                --              (0.34)
    2000........................        0.05             (0.34)             (0.14)             (0.48)

 + Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads. Returns shown do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.
++ Per share data was calculated using the average shares method.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  63

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $10.31            (2.70)%              $31,263               1.22%
                 10.94              11.16               34,874               1.22
                 10.24               4.81               20,825               1.22
                 10.23              13.09               21,244               1.21
                  9.58             (2.17)               22,553               1.17
                $10.31            (3.27)%              $24,327               1.71%
                 10.95              10.61               37,810               1.71
                 10.25               4.27               36,200               1.71
                 10.24              12.54               25,791               1.70
                  9.59             (2.63)               20,056               1.66

                $11.46            (0.85)%              $19,086               1.22%
                 12.03              10.42               21,756               1.22
                 11.58               6.71               20,436               1.22
                 11.39              10.48               18,601               1.21
                 10.68               0.90               19,443               1.17
                $11.44            (1.33)%              $22,969               1.70%
                 12.01               9.82               32,684               1.70
                 11.57               6.21               24,587               1.70
                 11.38               9.97               20,010               1.69
                 10.67               0.52               14,678               1.65

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
               TO AVERAGE          WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                  2.90%               1.38%              119%
                  3.45                1.38               137
                  4.40                1.40               123
                  5.77                1.42               131
                  5.60                1.37               202
                  2.40%               2.00%              119%
                  3.01                1.97               137
                  3.90                1.96               123
                  5.24                1.99               131
                  5.14                1.99               202
                  1.92%               1.36%              242%
                  2.16                1.36               329
                  2.51                1.36               311
                  3.54                1.37               285
                  3.59                1.33               226
                  1.45%               1.92%              242%
                  1.68                1.91               329
                  2.03                1.92               311
                  3.04                1.96               285
                  3.11                1.95               226

FINANCIAL HIGHLIGHTS



          64  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD           INCOME       ON INVESTMENTS
                                     ---------           ------       --------------
LIMITED-TERM FEDERAL MORTGAGE
  SECURITIES FUND
  A Shares
    2004........................       $10.57            $0.21++          $(0.35)++
    2003........................        10.29             0.24++            0.44++
    2002........................        10.00             0.40              0.31
    2001........................         9.60             0.53              0.40
    2000........................         9.93             0.52             (0.33)
  L Shares
    2004........................       $10.59            $0.17++          $(0.35)++
    2003........................        10.31             0.21++            0.43++
    2002........................        10.02             0.37              0.31
    2001........................         9.62             0.50              0.40
    2000........................         9.94             0.49             (0.32)

MARYLAND MUNICIPAL BOND FUND
  L Shares
    2004........................       $10.96            $0.26++          $(0.47)++
    2003........................        10.34             0.27              0.63
    2002........................        10.14             0.29              0.20
    2001........................         9.48             0.33              0.66
    2000........................        10.08             0.33             (0.60)


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------
LIMITED-TERM FEDERAL MORTGAGE
  SECURITIES FUND
  A Shares
    2004........................      $(0.14)           $(0.27)            $   --             $(0.27)
    2003........................        0.68             (0.39)             (0.01)             (0.40)
    2002........................        0.71             (0.40)             (0.02)             (0.42)
    2001........................        0.93             (0.53)                --              (0.53)
    2000........................        0.19             (0.52)                --              (0.52)
  L Shares
    2004........................      $(0.18)           $(0.23)            $   --             $(0.23)
    2003........................        0.64             (0.35)             (0.01)             (0.36)
    2002........................        0.68             (0.37)             (0.02)             (0.39)
    2001........................        0.90             (0.50)                --              (0.50)
    2000........................        0.17             (0.49)                --              (0.49)
MARYLAND MUNICIPAL BOND FUND
  L Shares
    2004........................      $(0.21)           $(0.26)            $(0.20)            $(0.46)
    2003........................        0.90             (0.27)             (0.01)             (0.28)
    2002........................        0.49             (0.29)                --              (0.29)
    2001........................        0.99             (0.33)                --              (0.33)
    2000........................       (0.27)            (0.33)                --              (0.33)

+ Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads. Returns shown do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.
++ Per share data were calculated using the average shares method.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  65

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $10.16            (1.36)%             $  9,495               0.96%
                 10.57               6.72               13,668               0.96
                 10.29               7.16                1,578               0.96
                 10.00               9.84                  849               0.95
                  9.60               1.93                1,194               0.92
                $10.18            (1.71)%             $ 70,000               1.31%
                 10.59               6.33              166,211               1.31
                 10.31               6.83               15,930               1.31
                 10.02               9.50                3,452               1.30
                  9.62               1.71                1,706               1.27

                $10.29            (1.97)%             $ 18,897               1.64%
                 10.96               8.81               29,556               1.64
                 10.34               4.84               23,215               1.64
                 10.14              10.59               12,090               1.63
                  9.48             (2.66)                6,212               1.59


                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
               TO AVERAGE          WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                  2.06%               1.17%               146%
                  2.33                1.20                117
                  3.50                2.06                410
                  5.39                2.28                532
                  5.31                1.09                384
                  1.68%               1.82%               146%
                  1.97                1.80                117
                  2.88                1.98                410
                  4.99                2.60                532
                  4.97                2.38                384
                  2.46%               1.82%                15%
                  2.52                1.81                 31
                  2.75                1.83                 45
                  3.24                1.97                 42
                  3.34                1.95                 14

FINANCIAL HIGHLIGHTS



          66  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD           INCOME       ON INVESTMENTS
                                     ---------           ------       --------------
SHORT-TERM BOND FUND
  A Shares
    2004........................       $10.07            $0.22(1)         $(0.20)(1)
    2003........................        10.04             0.31              0.03
    2002........................        10.06             0.44             (0.02)
    2001........................         9.67             0.54              0.39
    2000........................         9.93             0.51             (0.25)
  L Shares
    2004........................       $10.06            $0.19(1)         $(0.20)(1)
    2003........................        10.03             0.28              0.03
    2002........................        10.06             0.40             (0.03)
    2001........................         9.67             0.52              0.39
    2000........................         9.93             0.48             (0.25)

SHORT-TERM U.S. TREASURY
  SECURITIES FUND
  A Shares
    2004........................       $10.35            $0.12(1)         $(0.13)(1)
    2003........................        10.19             0.20              0.22
    2002........................        10.13             0.35              0.09
    2001........................         9.85             0.48              0.28
    2000........................         9.95             0.45             (0.10)
  L Shares
    2004........................       $10.34            $0.10(1)         $(0.13)(1)
    2003........................        10.18             0.17              0.22
    2002........................        10.11             0.33              0.10
    2001........................         9.83             0.46              0.28
    2000........................         9.93             0.42             (0.10)

STRATEGIC INCOME FUND
  A Shares
    2004(3).....................       $ 9.93            $0.33(1)         $(0.07)(1)
  L Shares
    2004........................       $ 9.99            $0.50(1)         $(0.14)(1)
    2003........................         9.80             0.57              0.19
    2002(2).....................        10.00             0.25             (0.20)


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------
SHORT-TERM BOND FUND
  A Shares
    2004........................      $ 0.02            $(0.22)            $   --             $(0.22)
    2003........................        0.34             (0.31)                --              (0.31)
    2002........................        0.42             (0.44)                --              (0.44)
    2001........................        0.93             (0.54)                --              (0.54)
    2000........................        0.26             (0.51)             (0.01)             (0.52)
  L Shares
    2004........................      $(0.01)           $(0.19)            $   --             $(0.19)
    2003........................        0.31             (0.28)                --              (0.28)
    2002........................        0.37             (0.40)                --              (0.40)
    2001........................        0.91             (0.52)                --              (0.52)
    2000........................        0.23             (0.48)             (0.01)             (0.49)
SHORT-TERM U.S. TREASURY
  SECURITIES FUND
  A Shares
    2004........................      $(0.01)           $(0.12)            $(0.12)            $(0.24)
    2003........................        0.42             (0.20)             (0.06)             (0.26)
    2002........................        0.44             (0.35)             (0.03)             (0.38)
    2001........................        0.76             (0.48)                --              (0.48)
    2000........................        0.35             (0.45)                --              (0.45)
  L Shares
    2004........................      $(0.03)           $(0.10)            $(0.12)            $(0.22)
    2003........................        0.39             (0.17)             (0.06)             (0.23)
    2002........................        0.43             (0.33)             (0.03)             (0.36)
    2001........................        0.74             (0.46)                --              (0.46)
    2000........................        0.32             (0.42)                --              (0.42)
STRATEGIC INCOME FUND
  A Shares
    2004(3).....................      $ 0.26            $(0.31)            $(0.06)            $(0.37)
  L Shares
    2004........................      $ 0.36            $(0.48)            $(0.06)            $(0.54)
    2003........................        0.76             (0.57)                --              (0.57)
    2002(2).....................        0.05             (0.25)                --              (0.25)

+ Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads. Returns shown do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.
(1) Per share data was calculated using the average shares method.
(2) Commenced operations on November 30, 2001. All ratios for the period have been annualized.
(3) A shares commenced operations on October 8, 2003. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  67

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $ 9.87              0.24%             $  5,880               0.91%
                 10.07              3.47                 5,685               0.91
                 10.04              4.19                 5,767               0.91
                 10.06              9.90                 4,176               0.90
                  9.67              2.67                 1,446               0.87
                $ 9.86           (0.11)%              $ 23,528               1.26%
                 10.06              3.11                32,608               1.26
                 10.03              3.75                26,392               1.26
                 10.06              9.60                10,682               1.25
                  9.67              2.31                 2,065               1.22

                $10.10           (0.06)%              $ 12,823               0.86%
                 10.35              4.13                15,558               0.86
                 10.19              4.44                 4,735               0.86
                 10.13              7.87                 2,179               0.85
                  9.85              3.58                 2,066               0.82
                $10.09           (0.30)%              $ 62,232               1.11%
                 10.34              3.88               127,757               1.11
                 10.18              4.29                70,720               1.11
                 10.11              7.67                27,861               1.10
                  9.83              3.34                 5,391               1.07

                $ 9.82              2.59%             $  4,181               1.15%
                $ 9.81              3.59%             $117,216               1.43%
                  9.99              8.16               129,965               1.43
                  9.80              0.55                39,490               1.53


                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
               TO AVERAGE          WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                  2.21%               1.21%               66%
                  3.09                1.28                89
                  4.28                1.26               142
                  5.47                1.71                87
                  5.20                1.75                70
                  1.87%               1.87%               66%
                  2.74                1.85                89
                  3.89                1.87               142
                  5.09                2.17                87
                  4.85                2.41                70
                  1.20%               1.06%              131%
                  1.76                1.07               140
                  3.36                1.41               117
                  4.81                1.56                87
                  4.50                1.44                50
                  0.97%               1.82%              131%
                  1.59                1.79               140
                  3.09                1.81               117
                  4.45                1.96                87
                  4.26                2.04                50
                  5.15%               1.60%               95%
                  4.98%               2.03%               95%
                  5.67                2.04                52
                  5.49                2.07                43

FINANCIAL HIGHLIGHTS



          68  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD           INCOME       ON INVESTMENTS
                                     ---------           ------       --------------
U.S. GOVERNMENT SECURITIES FUND
  A Shares
    2004........................       $10.93            $0.27(1)         $(0.50)(1)
    2003........................        10.47             0.40              0.51
    2002........................        10.38             0.50              0.26
    2001........................         9.86             0.54              0.52
    2000........................        10.28             0.54             (0.42)
  L Shares
    2004........................       $10.93            $0.22(1)         $(0.50)(1)
    2003........................        10.48             0.34              0.50
    2002........................        10.38             0.45              0.27
    2001........................         9.86             0.49              0.52
    2000........................        10.28             0.49             (0.42)

VIRGINIA INTERMEDIATE MUNICIPAL
  BOND FUND
  A Shares
    2004........................       $10.68            $0.33(1)         $(0.44)(1)
    2003........................        10.29             0.36              0.49
    2002........................        10.14             0.39              0.16
    2001........................         9.59             0.42              0.55
    2000........................        10.20             0.42             (0.56)

VIRGINIA MUNICIPAL BOND FUND(A)
  A Shares
    2004(2).....................       $10.28            $0.02(1)         $ 0.09(1)
  L Shares
    2004........................       $11.13            $0.27(1)         $(0.48)(1)
    2003........................        10.53             0.29              0.63
    2002........................        10.34             0.31              0.19
    2001........................         9.68             0.35              0.66
    2000........................        10.48             0.36             (0.79)


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------
U.S. GOVERNMENT SECURITIES FUND
  A Shares
    2004........................      $(0.23)           $(0.31)            $(0.04)            $(0.35)
    2003........................        0.91             (0.42)             (0.03)             (0.45)
    2002........................        0.76             (0.50)             (0.17)             (0.67)
    2001........................        1.06             (0.54)                --              (0.54)
    2000........................        0.12             (0.54)                --              (0.54)
  L Shares
    2004........................      $(0.28)           $(0.26)            $(0.04)            $(0.30)
    2003........................        0.84             (0.36)             (0.03)             (0.39)
    2002........................        0.72             (0.45)             (0.17)             (0.62)
    2001........................        1.01             (0.49)                --              (0.49)
    2000........................        0.07             (0.49)                --              (0.49)
VIRGINIA INTERMEDIATE MUNICIPAL
  BOND FUND
  A Shares
    2004........................      $(0.11)           $(0.33)            $(0.09)            $(0.42)
    2003........................        0.85             (0.36)             (0.10)             (0.46)
    2002........................        0.55             (0.40)                --              (0.40)
    2001........................        0.97             (0.42)                --              (0.42)
    2000........................       (0.14)            (0.42)             (0.05)             (0.47)
VIRGINIA MUNICIPAL BOND FUND(A)
  A Shares
    2004(2).....................      $ 0.11            $(0.02)            $   --             $(0.02)
  L Shares
    2004........................      $(0.21)           $(0.27)            $(0.23)            $(0.50)
    2003........................        0.92             (0.29)             (0.03)             (0.32)
    2002........................        0.50             (0.31)                --              (0.31)
    2001........................        1.01             (0.35)                --              (0.35)
    2000........................       (0.43)            (0.36)             (0.01)             (0.37)

+ Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.
++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations
(1)  Per share data was calculated using the average shares method.
(2) A shares commenced operations on May 11, 2004. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  69

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $10.35            (2.17)%              $ 8,484               1.22%
                 10.93               8.79                9,333               1.22
                 10.47               7.47                8,483               1.22
                 10.38              10.95                6,617               1.21
                  9.86               1.19                1,407               1.17
                $10.35            (2.67)%              $18,993               1.73%
                 10.93               8.14               39,423               1.73
                 10.48               7.06               31,922               1.73
                 10.38              10.45               21,617               1.72
                  9.86               0.70                7,750               1.68

                $10.15            (1.04)%              $10,566               0.79%
                 10.68               8.38               10,484               0.79
                 10.29               5.47                7,257               0.79
                 10.14              10.23                6,197               0.76
                  9.59             (1.24)                6,808               0.79

                $10.37               1.07%             $   129               0.93%
                $10.42            (1.90)%              $ 9,723               1.70%
                 11.13               8.89               16,956               1.70
                 10.53               4.93               13,428               1.70
                 10.34              10.58                7,983               1.69
                  9.68             (4.13)                5,367               1.65


                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
               TO AVERAGE          WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                  2.54%                1.52%              240%
                  3.59                 1.45               150
                  4.70                 1.40               262
                  5.21                 1.83               207
                  5.34                 2.14                29
                  2.04%                1.97%              240%
                  3.10                 1.93               150
                  4.17                 1.93               262
                  4.71                 2.04               207
                  4.85                 2.28                29
                  3.19%                1.04%               26%
                  3.40                 1.07                30
                  3.82                 1.11                33
                  4.20                 1.11                32
                  4.33                 0.94                18
                  3.95%               71.10%++             33%
                  2.54%                1.86%               33%
                  2.71                 1.85                18
                  2.97                 1.88                38
                  3.47                 2.00                60
                  3.61                 2.08                19

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  PRIVACY POLICY

STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUNDS' WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.
                                                                    STIPUALB1004

(COVER GRAPHIC)

STI CLASSIC FUNDS
CAPITAL APPRECIATION FUND
T SHARES

PROSPECTUS

     OCTOBER 1, 2004




CAPITAL APPRECIATION FUND

     INVESTMENT ADVISER:
     TRUSCO CAPITAL MANAGEMENT, INC.
     (the "Adviser")





     -----------------
     STI CLASSIC FUNDS
     -----------------


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the T Shares of the Capital Appreciation Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return. For more detailed information about the Fund, please see:

 2         CAPITAL APPRECIATION FUND


 2          FUND SUMMARY


 2          INVESTMENT STRATEGY

 2          WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS
            FUND?


 2          PERFORMANCE INFORMATION


 3         FUND FEES AND EXPENSES


 4         MORE INFORMATION ABOUT RISK


 4         MORE INFORMATION ABOUT FUND INVESTMENTS


 5         INVESTMENT ADVISER


 5         PORTFOLIO MANAGER


 6         PURCHASING AND SELLING FUND SHARES


 8         DIVIDENDS AND DISTRIBUTIONS


 9         TAXES


 10        FINANCIAL HIGHLIGHTS

INSIDE     PRIVACY POLICY
BACK
COVER

BACK       HOW TO OBTAIN MORE INFORMATION ABOUT
COVER      THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------

(SUITCASE  FUND SUMMARY
  ICON)

(TELESCOPE INVESTMENT STRATEGY
  ICON)

(LIFE      WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN
PRESERVER  THIS FUND?
  ICON)

(TARGET    PERFORMANCE INFORMATION
  ICON)

(LINE      WHAT IS AN INDEX?
  GRAPH
  ICON)

(COIN      FUND FEES AND EXPENSES
  ICON)

(MOUNTAIN  MORE INFORMATION ABOUT FUND INVESTMENTS
  ICON)

(MAGNIFYING INVESTMENT ADVISER
  GLASS
  ICON)

(HAND      PURCHASING AND SELLING FUND SHARES
  SHAKE
  ICON)

--------------------------------------------------------------------------------
OCTOBER 1, 2004

                                                                   PROSPECTUS  1

                                                             CUSIP/TICKER SYMBOL

FUND NAME                                              CLASS                 INCEPTION   TICKER  CUSIP


Capital Appreciation Fund                              T Shares                7/1/92    STCAX   784766867


                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

CAPITAL APPRECIATION FUND



           2  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation

INVESTMENT FOCUS                             U.S. common stocks

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with above average growth
                                             potential

INVESTOR PROFILE                             Investors who want the value of their investment to grow,
                                             but do not need to receive income on their investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large-cap stocks but will also utilize mid-cap stocks. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

1994                     -7.41%
1995                     31.15%
1996                     20.31%
1997                     31.13%
1998                     28.06%
1999                      9.71%
2000                      1.62%
2001                     -6.49%
2002                    -21.98%
2003                     18.52%

      BEST QUARTER               WORST QUARTER



         22.93%                     -14.98%



       (12/31/98)                  (9/30/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 2.71%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500(R) Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                    1 YEAR   5 YEARS   10 YEARS

Capital Appreciation Fund   18.52%    -0.73%     8.99%
S&P 500(R) Index            28.67%    -0.57%    11.06%

                                                       CAPITAL APPRECIATION FUND



                                                                   PROSPECTUS  3

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.15%

Other Expenses*                                               0.05%
                                                              -----------------

Total Annual Operating Expenses                               1.20%

 * The expense information in the table has been restated to reflect current fees.


-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR  3 YEARS  5 YEARS  10 YEARS
 $122    $381     $660     $1,455

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

MORE INFORMATION ABOUT RISK



           4  PROSPECTUS

(LIFE PRESERVER ICON)
        MORE INFORMATION
        ABOUT RISK

DERIVATIVES RISK

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EQUITY RISK

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

EXCHANGE TRADED FUND RISK

The Fund may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

(MOUNTAIN ICON)
           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies,

                                                              INVESTMENT ADVISER



                                                                   PROSPECTUS  5

as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Adviser uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. Of course, the Fund cannot guarantee that it will achieve its investment goal.

(MAGNIFIYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Fund. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For the fiscal period ended May 31, 2004, the Adviser received advisory fees of 1.13% of the Fund's daily net assets.

The Adviser is responsible for making investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of the Fund.

Information regarding the Adviser's, and thus the Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGER

Mr. Robert J. Rhodes, CFA, joined Trusco in 1973. Mr. Rhodes has served as Executive Vice President and head of the equity funds group at Trusco since February 2000, after serving as Director of Research at Trusco from 1980 to 2000. He has managed the Fund since June 2000. He has more than 31 years of investment experience.

PURCHASING AND SELLING FUND SHARES



           6  PROSPECTUS

(HAND SHAKE ICON)
                  PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase or sell (sometimes called "redeem") T Shares of the Fund. Investors purchasing or selling shares through a pension or 401(k) plan should also refer to their Plan documents.

HOW TO PURCHASE FUND SHARES

The Fund offers T Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase T Shares through accounts made with financial institutions. T Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your T Shares. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUND CALCULATES NAV

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser determines in good faith that the market price or amortized cost valuation method is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

                                              PURCHASING AND SELLING FUND SHARES



                                                                   PROSPECTUS  7

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined.

However, the Fund reserves the right to close your account at the then-current day's price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of T Shares may sell shares by following the procedures established when they opened their account or accounts with the Fund or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request but it may take up to seven days.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.

DIVIDENDS AND DISTRIBUTIONS



           8  PROSPECTUS

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

-Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

-Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

THIS REDEMPTION FEE DOES NOT APPLY TO 401(K)/403(B) TYPE PARTICIPANT ACCOUNTS, SYSTEMATIC WITHDRAWAL PLAN ACCOUNTS, SUNTRUST SECURITIES ASSET ALLOCATION ACCOUNTS OR ACCOUNTS HELD THROUGH AN OMNIBUS ARRANGEMENT BECAUSE INFORMATION MAY NOT BE AVAILABLE REGARDING BENEFICIAL OWNERS. Dealers who purchase T Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Fund for these purposes.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income quarterly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If your 401(k) Plan owns Fund shares on the Fund's record date, the Plan is entitled to receive the distribution.

As Plan participants, you will receive dividends and distributions in the form of additional Fund shares if you own shares of the Fund on the date the dividend or distribution is allocated by the Plan. You will, therefore, not receive a dividend or distribution if you do not own shares of the Fund on the date the dividend or distribution is allocated.

                                                                           TAXES



                                                                   PROSPECTUS  9

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan that qualifies for tax-exempt treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty in the case of premature withdrawals. You should consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisory about the tax consequences of plan withdrawals.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS



          10  PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002, 2003, and 2004 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms, one of which has ceased operations. The auditor's report for each such period, along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Years Ended May 31,
For a Share Outstanding Throughout the Periods

                                  NET ASSET                    NET REALIZED                 DIVIDENDS
                                   VALUE,          NET        AND UNREALIZED                 FROM NET    DISTRIBUTIONS
                                  BEGINNING    INVESTMENT     GAINS (LOSSES)   TOTAL FROM   INVESTMENT   FROM REALIZED
                                  OF PERIOD   INCOME (LOSS)   ON INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS
                                  ---------   -------------   --------------   ----------     ------     -------------
CAPITAL APPRECIATION FUND
  T SHARES
    2004........................   $11.02        $(0.03)(1)       $ 1.34(1)      $ 1.31       $   --        $   --
    2003........................    12.24         (0.03)(1)        (1.19)(1)      (1.22)          --            --
    2002........................    13.89            --            (1.53)         (1.53)          --         (0.12)
    2001........................    17.12         (0.05)           (0.38)         (0.43)          --         (2.80)
    2000........................    16.62          0.02             1.40           1.42           --         (0.92)


                                      TOTAL
                                    DIVIDENDS
                                       AND
                                  DISTRIBUTIONS
                                  -------------
CAPITAL APPRECIATION FUND
  T SHARES
    2004........................     $   --
    2003........................         --
    2002........................      (0.12)
    2001........................      (2.80)
    2000........................      (0.92)

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share data calculated using average shares outstanding method. Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  11

                                                                                                      RATIO OF EXPENSES TO
                                                                RATIO OF             RATIO OF          AVERAGE NET ASSETS
    NET ASSET                              NET ASSETS,        NET EXPENSES        NET INVESTMENT       (EXCLUDING WAIVERS
   VALUE, END             TOTAL              END OF            TO AVERAGE        INCOME (LOSS) TO            AND/OR
    OF PERIOD            RETURN+          PERIOD (000)         NET ASSETS       AVERAGE NET ASSETS      REIMBURSEMENTS)
    ---------            -------          ------------         ----------       ------------------      ---------------
     $12.33               11.89%           $1,248,636             1.23%               (0.25)%                 1.24%
      11.02               (9.97)            1,090,549             1.22                (0.32)                  1.24
      12.24              (11.06)            1,204,445             1.22                (0.54)                  1.24
      13.89               (3.74)            1,177,933             1.21                (0.29)                  1.24
      17.12                8.98             1,296,927             1.17                 0.10                   1.26


   PORTFOLIO
   TURNOVER
     RATE
     ----
      106%
       69
       75
       75
      129

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  PRIVACY POLICY
STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the ST1 Classic Fund's Privacy Policy, please call 1-800-428-6970.

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's manager about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Fund
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUND'S WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                    STIPUTCA1004

STI CLASSIC FUNDS
CORPORATE TRUST SHARES

PROSPECTUS

     OCTOBER 1, 2004


CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES
MONEY MARKET FUND




     INVESTMENT ADVISER:
     TRUSCO CAPITAL MANAGEMENT, INC.
     (the "Adviser")




     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the Corporate Trust Shares of the Classic Institutional U.S. Treasury Securities Money Market Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. In the section below, there is some general information you should know about risk and return. For more detailed information about the Fund, please see:


 2      CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES
         MONEY MARKET FUND


 2      FUND SUMMARY


 2      INVESTMENT STRATEGY


 2      WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS
         FUND?


 3      PERFORMANCE INFORMATION


 4      FUND FEES AND EXPENSES


 5      MORE INFORMATION ABOUT FUND INVESTMENTS


 5      INVESTMENT ADVISER


 5      PORTFOLIO MANAGER


 5      PURCHASING AND SELLING FUND SHARES


 8      DIVIDENDS AND DISTRIBUTIONS


 9      TAXES


 10     FINANCIAL HIGHLIGHTS


 INSIDE PRIVACY POLICY
BACK
COVER
        HOW TO OBTAIN MORE INFORMATION ABOUT
BACK     THE STI CLASSIC FUNDS
COVER


--------------------------------------------------------------------------------

(SUITCASE ICON)       FUND SUMMARY

(TELESCOPE ICON)      INVESTMENT STRATEGY

(LIFE PRESERVER       WHAT ARE THE PRINCIPAL RISKS OF
  ICON)               INVESTING?

(TARGET ICON)         PERFORMANCE INFORMATION

(LINE GRAPH ICON)     WHAT IS AN AVERAGE?

(COIN ICON)           FUND FEES AND EXPENSES

(MOUNTAIN ICON)       MORE INFORMATION ABOUT FUND INVESTMENTS

(MAGNIFYING GLASS     INVESTMENT ADVISER
  ICON)

(HAND SHAKE ICON)     PURCHASING AND SELLING FUND SHARES

--------------------------------------------------------------------------------
OCTOBER 1, 2004

                                                                   PROSPECTUS  1

                                                             CUSIP/TICKER SYMBOL

FUND NAME                                 CLASS                   INCEPTION   TICKER  CUSIP


Classic Institutional U.S. Treasury
Securities Money Market Fund              Corporate Trust Shares    6/2/99    --      784767857


                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND



         2  PROSPECTUS

(SUITCASE ICON)
         FUND SUMMARY

INVESTMENT GOAL                              As high a level of current income as is consistent with
                                             preservation of capital and liquidity

INVESTMENT FOCUS                             U.S. Treasury securities and repurchase agreements

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without adding undue risk by
                                             analyzing yields

INVESTOR PROFILE                             Conservative investors seeking current income through a
                                             liquid investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Classic Institutional U.S. Treasury Securities Money Market Fund invests exclusively in U.S. Treasury bills, notes, bonds and components of these securities, repurchase agreements collateralized by these securities, and shares of registered money market funds that invest in the foregoing. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization (AAA by Standard & Poor's). In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields for various maturities. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

                CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND



                                                                PROSPECTUS  3

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Corporate Trust Shares from year to year.*

(BAR CHART)

2000                    5.85%
2001                    3.45%
2002                    1.35%
2003                    0.70%

     BEST QUARTER           WORST QUARTER
        1.52%                   0.13%
      (12/31/00)              (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.25%.

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the iMoneyNet, Inc. Treasury & Repo Retail Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

CORPORATE TRUST SHARES   1 YEAR   SINCE INCEPTION*
Classic Institutional
U.S. Treasury
Securities Money Market
Fund                     0.70%         3.06%

iMoneyNet, Inc.
Treasury & Repo Retail
Average                  0.42%         2.80%

* Since inception of the Corporate Trust Shares on June 2, 1999. Benchmark returns since May 31, 1999 (benchmark returns available only on a month end basis).

To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Treasury & Repo Retail Average is a
widely-recognized composite of money market funds that invest in U.S. Treasury bills and repurchase agreements backed by these securities. The number of funds in the Average varies.

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND



         4  PROSPECTUS

(COIN ICON)
          FUND FEES AND EXPENSES

          This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              CORPORATE TRUST SHARES
Investment Advisory Fees                                      0.20%
Other Expenses*                                               0.25%
                                                              ----------------------
Total Annual Operating Expenses                               0.45%

* The expense information in the table has been restated to reflect current fees.


-------------------------------------------------------
EXAMPLE
-------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $46      $144      $252       $567

-------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                         MORE INFORMATION ABOUT FUND INVESTMENTS



                                                                   PROSPECTUS  5

(MOUNTAIN ICON)
           MORE INFORMATION
           ABOUT FUND INVESTMENTS

           This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information. Of course, the Fund cannot guarantee that it will achieve its investment goal.

(MAGNIFIYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Fund. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For the period ended May 31, 2004, the Adviser received advisory fees of 0.19% for the Fund.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of the Fund.

Information regarding the Adviser's, and thus the Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Fund's Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770 Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGER

Mr. David S. Yealy joined Trusco in 1991. Mr. Yealy has served as Managing Director of Trusco since July 2000, after serving as Vice President of Trusco since September 1999. He has managed the Fund since it began operating in December 1996 and is supported by a back-up portfolio manager. He has more than 19 years of investment experience.

(HAND SHAKE ICON)
                  PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Corporate Trust Shares of the Fund.

HOW TO PURCHASE FUND SHARES

The Fund offers Corporate Trust Shares only to accounts of various banking subsidiaries of SunTrust Banks, Inc. which are administered by the Corporate Trust Division (SunTrust). Shares are sold without a sales charge. Corporate Trust

PURCHASING AND SELLING FUND SHARES



         6  PROSPECTUS

Shares will be held of record by (in the name of) SunTrust. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Corporate Trust Shares. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Federal Reserve are open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to be eligible to receive dividends declared on the day that you submit your purchase order, the Fund must receive your purchase order in proper form before 2:00 p.m., Eastern Time and federal funds (readily available funds) before 4:00 p.m., Eastern Time.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST AT AN EARLIER TIME THAN THOSE LISTED ABOVE FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS SUNTRUST TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR THE TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES THROUGH YOUR ACCOUNT, INCLUDING SPECIFIC INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT SUNTRUST DIRECTLY.

HOW THE FUND CALCULATES NAV

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation.

                                              PURCHASING AND SELLING FUND SHARES



                                                                   PROSPECTUS  7

Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting SunTrust. SunTrust will provide information about how to sell your shares including any specific cut-off times required.

Redemption orders must be sent to the Fund by SunTrust as the record owner of shares. If you own Corporate Trust Shares through a subsidiary of SunTrust you may sell shares by following the procedures established when you opened your account or accounts.

Redemption orders must be received by the Fund on a Business Day before 2:00 p.m., Eastern Time. Orders received after 2:00 p.m., Eastern Time will be executed the following Business Day.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but it may take up to seven days.

DIVIDENDS AND DISTRIBUTIONS



         8  PROSPECTUS

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.

DISTRIBUTION OF FUND SHARES

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Fund for these purposes.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and pays these dividends monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

                                                                           TAXES



                                                                   PROSPECTUS  9

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates and will not qualify for the reduced rates applicable to qualified dividend income. EACH SALE OF FUND SHARES MAY BE A TAXABLE EVENT; HOWEVER, BECAUSE THE FUND EXPECTS TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE, YOU SHOULD NOT EXPECT TO REALIZE ANY GAIN OR LOSS ON THE SALE OR EXCHANGE OF YOUR FUND SHARES.

A significant portion of the Fund's distributions may represent interest earned on U.S. obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain limitations.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS



        10  PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by a predecessor independent accounting firm that has ceased operations. The auditor's report for each such period, along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-432-4760, option 1, ext. 4085. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Periods Ended May 31,
For a Share Outstanding Throughout the Period


                              NET ASSET            NET           NET REALIZED                          DIVIDENDS       DISTRIBUTIONS
                           VALUE, BEGINNING     INVESTMENT       GAIN (LOSS)        TOTAL FROM         FROM NET        FROM REALIZED
                              OF PERIOD           INCOME        ON INVESTMENTS      OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS
                              ---------           ------        --------------      ----------     -----------------   -------------

CLASSIC INSTITUTIONAL
  U.S. TREASURY
  SECURITIES MONEY MARKET
  FUND
  CORPORATE TRUST SHARES
    2004.................       $1.00             $0.01             $   --            $0.01             $(0.01)           $   --*
    2003.................        1.00              0.01                 --             0.01              (0.01)               --*
    2002.................        1.00              0.02                 --             0.02              (0.02)               --
    2001.................        1.00              0.05                 --             0.05              (0.05)               --
    2000(A)..............        1.00              0.05                 --             0.05              (0.05)               --

+ Returns are for the period indicated and have not been annualized. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
*    Amount represents less than $0.01 per share.
(A) Commenced operations on June 3, 1999. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  11


                                                                                                    RATIO OF NET
                                                             NET ASSETS,        RATIO OF NET      INVESTMENT INCOME
     TOTAL DIVIDENDS    NET ASSET VALUE,       TOTAL            END OF          EXPENSES TO          TO AVERAGE
    AND DISTRIBUTIONS    END OF PERIOD        RETURN+        PERIOD (000)    AVERAGE NET ASSETS      NET ASSETS
    -----------------    -------------        -------        ------------    ------------------      ----------
          $(0.01)             $1.00             0.57%         $1,378,551            0.46%               0.51%
           (0.01)              1.00             1.10           1,298,910            0.46                1.05
           (0.02)              1.00             2.08           1,805,066            0.46                2.11
           (0.05)              1.00             5.53           1,303,630            0.46                5.38
           (0.05)              1.00             5.02           1,138,541            0.45                4.93

      RATIO OF EXPENSES
         TO AVERAGE
         NET ASSETS
     (EXCLUDING WAIVERS)
     -------------------
             0.49%
             0.49
             0.50
             0.50
             0.49

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  PRIVACY POLICY

STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER
Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's manager about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:


BY TELEPHONE: Call 1-800-432-4760
Option 1, ext. 4085


BY MAIL: Write to the Fund
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219


FROM THE FUND'S WEBSITE: www.sticlassicfunds.com


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                    STIPUTCO1004

(COVER GRAPHIC)

STI CLASSIC FUNDS
EQUITY FUNDS
A SHARES
L SHARES

PROSPECTUS

     OCTOBER 1, 2004


AGGRESSIVE GROWTH STOCK FUND
BALANCED FUND
CAPITAL APPRECIATION FUND
EMERGING GROWTH STOCK FUND
GROWTH AND INCOME FUND
INFORMATION AND TECHNOLOGY FUND
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND
MID-CAP EQUITY FUND
MID-CAP VALUE EQUITY FUND
SMALL CAP GROWTH STOCK FUND
SMALL CAP VALUE EQUITY FUND
STRATEGIC QUANTITATIVE EQUITY FUND
TAX SENSITIVE GROWTH STOCK FUND
VALUE INCOME STOCK FUND



     INVESTMENT ADVISER:
     TRUSCO CAPITAL MANAGEMENT, INC.
     (the "Adviser")

     INVESTMENT SUBADVISER:
     (Aggressive Growth Stock Fund and
     Emerging Growth Stock Fund)
     ZEVENBERGEN CAPITAL INVESTMENTS LLC
     (the "Subadviser")




     -----------------
     STI CLASSIC FUNDS
     -----------------


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the A Shares and L Shares of the Equity Funds (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

A Shares and L Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

A SHARES
- Front-end sales charge
- 12b-1 fees
- $2,000 minimum initial investment
L SHARES
- Contingent deferred sales charge
- Higher 12b-1 fees
- $5,000 minimum initial investment

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

 2      AGGRESSIVE GROWTH STOCK FUND

 4      BALANCED FUND

 7      CAPITAL APPRECIATION FUND

 10     EMERGING GROWTH STOCK FUND

 12     GROWTH AND INCOME FUND

 15     INFORMATION AND TECHNOLOGY FUND

 18     INTERNATIONAL EQUITY FUND

 21     INTERNATIONAL EQUITY INDEX FUND

 24     MID-CAP EQUITY FUND

 27     MID-CAP VALUE EQUITY FUND

 30     SMALL CAP GROWTH STOCK FUND

 33     SMALL CAP VALUE EQUITY FUND

 36     STRATEGIC QUANTITATIVE EQUITY FUND

 38     TAX SENSITIVE GROWTH STOCK FUND

 41     VALUE INCOME STOCK FUND

 44     MORE INFORMATION ABOUT RISK

 45     MORE INFORMATION ABOUT FUND INVESTMENTS

 45     INVESTMENT ADVISER

 46     INVESTMENT SUBADVISER

 46     PORTFOLIO MANAGERS

 48     PURCHASING, SELLING AND EXCHANGING FUND SHARES

 55     DIVIDENDS AND DISTRIBUTIONS

 55     TAXES

 56     FINANCIAL HIGHLIGHTS

INSIDE  PRIVACY POLICY
BACK
COVER
BACK    HOW TO OBTAIN MORE INFORMATION
COVER    ABOUT THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------

(SUITCASE  FUND SUMMARY
  ICON)
(TELESCOPE INVESTMENT STRATEGY
  ICON)
(LIFE      WHAT ARE THE PRINCIPAL RISKS OF INVESTING?
PRESERVER
  ICON)
(TARGET    PERFORMANCE INFORMATION
  ICON)
(LINE      WHAT IS AN INDEX?
  GRAPH
  ICON)
(COIN      FUND FEES AND EXPENSES
  ICON)
(MOUNTAIN  MORE INFORMATION ABOUT FUND INVESTMENTS
  ICON)
(MAGNIFYING INVESTMENT ADVISER
  GLASS
  ICON)
(HAND      PURCHASING, SELLING AND EXCHANGING
  SHAKE    FUND SHARES
  ICON)
(DOLLAR    SALES CHARGES
  ICON)

--------------------------------------------------------------------------------
OCTOBER 1, 2004

                                                                   PROSPECTUS  1

                                                            CUSIP/TICKER SYMBOLS

FUND NAME                                              CLASS     INCEPTION*   TICKER  CUSIP

Aggressive Growth Stock Fund                           A Shares    2/23/04    SAGAX   784767212
Aggressive Growth Stock Fund                           L Shares    2/23/04    SAGLX   784767196
Balanced Fund                                          A Shares     1/3/94    STBLX   784766727
Balanced Fund                                          L Shares    6/14/95    SCBFX   784766446
Capital Appreciation Fund                              A Shares     6/9/92    STCIX   784766859
Capital Appreciation Fund                              L Shares     6/1/95    STCFX   784766479
Emerging Growth Stock Fund                             A Shares    2/23/04    SCEAX   784767253
Emerging Growth Stock Fund                             L Shares    2/23/04    SEGLX   784767246
Growth and Income Fund                                 A Shares     5/7/93    CFVIX   784766180
Growth and Income Fund                                 L Shares     4/5/95    CVIBX   784766172
Information & Technology Fund                          A Shares    9/30/03    SAITX   784767451
Information & Technology Fund                          L Shares    1/24/00    STEFX   784767824
International Equity Fund                              A Shares     1/2/96    SCIIX   784766396
International Equity Fund                              L Shares     1/2/96    SIEFX   784766412
International Equity Index Fund                        A Shares     6/6/94    SIIIX   784766586
International Equity Index Fund                        L Shares     6/8/95    SIIFX   784766420
Mid-Cap Equity Fund                                    A Shares    1/31/94    SCAIX   784766743
Mid-Cap Equity Fund                                    L Shares     6/5/95    SCMEX   784766453
Mid-Cap Value Equity Fund                              A Shares    9/30/03    SAMVX   784767444
Mid-Cap Value Equity Fund                              L Shares   11/30/01    SMVFX   784767717
Small Cap Growth Stock Fund                            A Shares   12/10/99    SCGIX   784766255
Small Cap Growth Stock Fund                            L Shares    10/8/98    SSCFX   784766248
Small Cap Value Equity Fund                            A Shares    9/30/03    SASVX   784767436
Small Cap Value Equity Fund                            L Shares     6/6/97    STCEX   784766321
Strategic Quantitative Equity Fund                     A Shares    9/30/03    SQEAX   784767428
Strategic Quantitative Equity Fund                     L Shares    9/30/03    SQELX   784767410
Tax Sensitive Growth Stock Fund                        A Shares    9/30/03    SXSAX   784767394
Tax Sensitive Growth Stock Fund                        L Shares   12/15/98    STTFX   784766214
Value Income Stock Fund                                A Shares    2/17/93    SVIIX   784766842
Value Income Stock Fund                                L Shares     6/1/95    SVIFX   784766461


* The performance included under "Performance Information" may include the performance of other classes of the Fund and/or predecessors of the Fund.

                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser (or the Subadviser) is responsible for investing Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's (or the Subadviser's) judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser (or the Subadviser) does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

AGGRESSIVE GROWTH STOCK FUND



           2  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation

INVESTMENT FOCUS                             Common stocks of U.S. multi-cap growth companies
SHARE PRICE VOLATILITY                       High

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities of companies with favorable prospects for future revenue, earnings, and/or cash flow
                                             growth

INVESTOR PROFILE                             Investors who want to increase the value of their
                                             investment, but do not need income, and who are willing to accept more volatility for the possibility of higher returns


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Aggressive Growth Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. The Aggressive Growth Stock Fund invests primarily in common stocks of U.S. companies of all sizes that exhibit strong growth characteristics. Using a "bottom-up" approach, the Subadviser identifies companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth "drivers" are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings are evaluated, providing the foundation for further fundamental research to determine the weighting of the Fund's investments in various equity market sectors. In addition, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid- capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Aggressive Growth Stock Fund commenced operations on February 23, 2004, and therefore, does not have performance history for a full calendar year.

                                                    AGGRESSIVE GROWTH STOCK FUND



                                                                   PROSPECTUS  3


(COIN ICON)
             FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      1.25%         1.25%
Distribution and Service (12b-1) Fees                         0.35%         1.00%
Other Expenses*                                               0.32%         0.32%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.92%         2.57%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Aggressive Growth Stock Fund - A Shares    1.57%
Aggressive Growth Stock Fund - L Shares    2.10%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                                          1 YEAR   3 YEARS
A Shares                                   $563     $955
L Shares                                   $460     $799

If you do not sell your shares at the end of the period:

                                          1 YEAR   3 YEARS
A Shares                                   $563     $955
L Shares                                   $260     $799

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

BALANCED FUND



           4  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation and current income

INVESTMENT FOCUS
  PRIMARY                                    U.S. common stocks
  SECONDARY                                  Bonds

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with a history of earnings
                                             growth and bonds with minimal risk

INVESTOR PROFILE                             Investors who want income from their investment, as well as an increase in its value


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Balanced Fund invests in common and preferred stocks, convertible securities, U.S. government obligations and investment grade corporate bonds. In selecting stocks for the Fund, the Adviser attempts to identify high-quality companies with a history of above average earnings growth. In selecting bonds, the Adviser tries to minimize risk while attempting to outperform selected market indices. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)


1995                    25.08%


1996                    11.85%


1997                    20.71%


1998                    19.21%


1999                     4.31%


2000                     4.44%


2001                    -0.07%


2002                    -8.85%


2003                     9.66%

      BEST QUARTER               WORST QUARTER
         12.52%                     -6.01%
       (12/31/98)                  (6/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 1.12%.

                                                                   BALANCED FUND



                                                                PROSPECTUS  5

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of a Hybrid 60/40 Blend of the S&P 500(R) Index and the Lehman Brothers U.S. Government/Credit Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

A SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

Fund Returns
Before Taxes            5.58%    0.94%          7.21%

Fund Returns
After Taxes on
Distributions           5.16%   -0.02%          5.32%

Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares     3.69%    0.30%          5.14%

Hybrid 60/40 Blend of
the Following Market
Benchmarks             18.76%    2.70%          9.77%

  S&P 500(R) Index
  (reflects no
  deduction for fees,
  expenses or taxes)   28.67%   -0.57%         11.06%

  Lehman Brothers
  U.S. Government/
  Credit Index
  (reflects no
  deduction for fees,
  expenses or taxes)    4.67%    6.66%          6.98%


* Since inception of the A Shares on January 3, 1994. Benchmark returns since December 31, 1993 (benchmark returns available only on a month end basis).

L SHARES               1 YEAR    5 YEARS   SINCE INCEPTION*

Fund Returns
Before Taxes             6.88%    0.95%          7.31%

Hybrid 60/40 Blend of
the Following Market
Benchmarks              18.76%    2.70%          9.77%

  S&P 500(R) Index
  (reflects no
  deduction for fees,
  expenses or taxes)    28.67%   -0.57%         10.73%

  Lehman Brothers
  U.S. Government/
  Credit Index
  (reflects no
  deduction for fees,
  expenses or taxes)     4.67%    6.66%          7.33%


* Since inception of the L Shares on June 14, 1995. Benchmark returns since May 31, 1995 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized composite made up of the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index, which include U.S. government, Treasury and agency securities, as well as high grade corporate bonds.

BALANCED FUND



           6  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.95%         0.95%
Distribution and Service (12b-1) Fees                         0.28%         1.00%
Other Expenses*                                               0.06%         0.06%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.29%         2.01%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Balanced Fund - A Shares    1.27%
Balanced Fund - L Shares    1.99%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                  $501     $769     $1,056     $1,873
L Shares                  $404     $630     $1,083     $2,338

If you do not sell your shares at the end of the period:

                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                  $501     $769     $1,056     $1,873
L Shares                  $204     $630     $1,083     $2,338

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                       CAPITAL APPRECIATION FUND



                                                                   PROSPECTUS  7

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation

INVESTMENT FOCUS                             U.S. common stocks

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with above average growth
                                             potential

INVESTOR PROFILE                             Investors who want the value of their investment to grow,
                                             but do not need to receive income on their investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large cap stocks but will also utilize mid-cap stocks. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)

1994                     -8.01%

1995                     30.33%

1996                     19.50%

1997                     30.34%

1998                     27.26%

1999                      9.06%

2000                      0.94%

2001                     -7.11%

2002                    -22.48%

2003                     17.72%


      BEST QUARTER               WORST QUARTER



         22.78%                     -15.10%



       (12/31/98)                  (9/30/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 2.31%.

CAPITAL APPRECIATION FUND



           8  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500(R) Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

A SHARES               1 YEAR   5 YEARS       10 YEARS

Fund Returns
Before Taxes           13.28%   -2.12%          7.88%

Fund Returns
After Taxes on
Distributions          13.28%   -3.34%          5.23%

Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares     8.63%   -2.11%          5.48%

S&P 500(R) Index
(reflects no
deduction for fees,
expenses or taxes)     28.67%   -0.57%         11.06%

L SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

Fund Returns Before
Taxes                  15.18%   -1.84%          8.81%

S&P 500(R) Index
(reflects no
deduction for fees,
expenses or taxes)     28.67%   -0.57%         10.73%


* Since inception of the L Shares on June 1, 1995. Benchmark returns since May 31, 1995 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

                                                       CAPITAL APPRECIATION FUND



                                                                   PROSPECTUS  9

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      1.15%         1.15%
Distribution and Service (12b-1) Fees                         0.68%         1.00%
Other Expenses*                                               0.05%         0.05%
                                                              ------------  -------------------
Total Annual Operating Expenses                               1.88%         2.20%

* The expense information in the table has been restated to reflect current fees.


-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $559     $944     $1,353     $2,493
L Shares                $423     $688     $1,180     $2,534

If you do not sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $559     $944     $1,353     $2,493
L Shares                $223     $688     $1,180     $2,534

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EMERGING GROWTH STOCK FUND



          10  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             Common stocks of U.S. small- and mid-cap growth companies
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities of small-and
                                             mid-capitalization companies with favorable prospects for
                                             future revenue, earnings, and/or cash flow growth
INVESTOR PROFILE                             Investors who want to increase the value of their
                                             investment, but do not need income, and who are willing to accept more volatility for the possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Emerging Growth Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. The Emerging Growth Stock Fund invests primarily in stocks of U.S. companies with market capitalizations below $10 billion that exhibit strong growth characteristics. In selecting investments for the Fund, the Subadviser emphasizes companies that have a market capitalization of $5 billion or less. Using a "bottom-up" approach, the Subadviser identifies companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth "drivers" are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings are evaluated, providing the foundation for further fundamental research to determine the weighting of the Fund's investments in various equity market sectors. In addition, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Emerging Growth Stock Fund commenced operations on February 23, 2004, and therefore, does not have performance history for a full calendar year.

                                                      EMERGING GROWTH STOCK FUND



                                                                  PROSPECTUS  11


(COIN ICON)
             FUND FEES AND EXPENSES




        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None
Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      1.25%         1.25%
Distribution and Service (12b-1) Fees                         0.35%         1.00%
Other Expenses*                                               0.40%         0.40%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             2.00%         2.65%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Emerging Growth Stock Fund - A Shares    1.57%
Emerging Growth Stock Fund - L Shares    2.11%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                                         1 YEAR   3 YEARS
A Shares                                  $570     $979
L Shares                                  $468     $823

If you do not sell your shares at the end of the period:

                                         1 YEAR   3 YEARS
A Shares                                  $570     $979
L Shares                                  $268     $823

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

GROWTH AND INCOME FUND



          12  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                    Long-term capital appreciation
  SECONDARY                                  Current income
INVESTMENT FOCUS                             Equity securities
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities of companies with market
                                             capitalizations of at least $1.5 billion with attractive
                                             valuation and/or above average earnings potential relative either to their sectors or the market as a whole
INVESTOR PROFILE                             Investors who are looking for capital appreciation potential and some income with less volatility than the equity market as a whole

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Growth and Income Fund invests primarily in equity securities, including common stocks of domestic companies and listed American Depositary Receipts (ADRs) of foreign companies, all with market capitalizations of at least $1.5 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with attractive fundamental profiles. The portfolio management team selects stocks of companies with strong financial quality and above average earnings potential to secure the best relative values in each economic sector. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.
(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.


1994                     -0.91%


1995                     29.45%


1996                     19.12%


1997                     27.58%


1998                     18.25%


1999                     14.10%


2000                      1.30%


2001                     -6.84%


2002                    -19.84%


2003                     27.95%


(BAR CHART)

      BEST QUARTER               WORST QUARTER






         17.35%                     -18.56%



        (6/30/97)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 4.67%.

                                                          GROWTH AND INCOME FUND



                                                                  PROSPECTUS  13

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500(R)/BARRA Value Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

A SHARES                  1 YEAR   5 YEARS    10 YEARS
Fund Returns
Before Taxes              23.20%    1.23%       9.38%
Fund Returns
After Taxes on
Distributions             23.03%    0.61%       7.18%
Fund Returns
After Taxes on
Distributions and Sale
of Fund Shares            15.26%    0.81%       6.94%
S&P 500(R)/BARRA
Value Index
(reflects no
deduction for fees,
expenses or taxes)        31.79%    1.95%      10.55%

                                               SINCE
L SHARES                  1 YEAR   5 YEARS   INCEPTION*
Fund Returns Before
Taxes                     25.00%    1.25%       9.45%
S&P 500(R)/BARRA Value
Index (reflects no
deduction for fees,
expenses or taxes)        31.79%    1.95%      11.05%

* Since inception of the L Shares on April 5, 1995. Benchmark returns since March 31, 1995 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index comprised of securities in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

GROWTH AND INCOME FUND



          14  PROSPECTUS

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

(COIN ICON)
             FUND FEES AND EXPENSES

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.90%         0.90%
Distribution and Service (12b-1) Fees                         0.25%         1.00%
Other Expenses*                                               0.06%         0.06%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.21%         1.96%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Growth and Income Fund - A Shares    1.18%
Growth and Income Fund - L Shares    1.93%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $494     $745     $1,015     $1,786
L Shares                $399     $615     $1,057     $2,285

If you do not sell your shares at the end of the period:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                $494     $745     $1,015     $1,786
L Shares                $199     $615     $1,057     $2,285

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                 INFORMATION AND TECHNOLOGY FUND



                                                                  PROSPECTUS  15

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital growth

INVESTMENT FOCUS                             Common stocks of companies benefiting from information and technology

SHARE PRICE VOLATILITY                       Very high

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies benefiting from technology
                                             and information to achieve above average growth

INVESTOR PROFILE                             Aggressive investors with long-term investment goals who are willing to accept significant volatility for the possibility of higher returns


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Information and Technology Fund invests at least 80% of its net assets in common stocks of U.S.
companies that are expected to benefit substantially from information and technology and achieve above average growth. The Fund believes that information-oriented companies and technology-oriented companies offer the potential for significant long-term growth. The Fund's holdings are generally diversified across three market segments. The first segment is comprised of corporations whose core line of business focuses on an emerging information-related or technology-related market. The second segment consists of established technology companies that provide the infrastructure to support the transfer of information. The third segment includes established, non-tech corporations from multiple industries that are harnessing the power of information to drive company growth. In selecting investments for the Fund, the Adviser uses a "bottom-up" analysis that evaluates the competitive advantages and market sustainability of individual companies. The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Due to the focus of the Fund, many holdings share similar risk factors. Many companies in the portfolio have limited operating histories, function in rapidly changing business environments and trade at valuations that are significantly higher than average. As a result, the Fund's net asset value (NAV) may be more volatile than other, broadly diversified equity funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

INFORMATION AND TECHNOLOGY FUND



          16  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. L Shares were offered beginning on January 24, 2000. Performance between September 30, 1999 and January 24, 2000 is that of T Shares of the Fund, and has not been adjusted to reflect L Share expenses. If it had been, performance would have been lower.

This bar chart shows changes in the performance of the Fund's L Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)


2000                    -17.56%


2001                    -27.41%


2002                    -50.38%


2003                     41.04%

      BEST QUARTER               WORST QUARTER



         27.10%                     -33.09%



       (12/31/01)                  (9/30/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 2.32%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Goldman Sachs Technology Composite Index and the Lipper Science & Technology Funds Objective. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

L SHARES                   1 YEAR    SINCE INCEPTION*
Fund Returns
Before Taxes                39.04%        -7.08%

Fund Returns
After Taxes on
Distributions               39.04%        -7.08%

Fund Returns
After Taxes on
Distributions and Sale of
Fund Shares                 25.38%        -5.90%

Goldman Sachs Technology
Composite Index (reflects
no deduction for fees,
expenses or taxes)          54.19%       -11.99%

Lipper Science &
Technology Funds
Objective (reflects no
deduction for taxes)        55.95%       -10.91%


* Since inception of the T Shares on September 30, 1999.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index of selected technology funds. The Lipper Science & Technology Funds Objective is an average of funds that invest 65% of their equity portfolio in science and technology stocks. The number of funds in the Objective varies.

                                                 INFORMATION AND TECHNOLOGY FUND



                                                                  PROSPECTUS  17

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      1.10%         1.10%
Distribution and Service (12b-1) Fees                         0.55%         1.00%
Other Expenses*                                               0.22%         0.22%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.87%         2.32%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Information and Technology Fund - A Shares    1.72%
Information and Technology Fund - L Shares    2.21%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                  $558     $941     $1,348     $2,483
L Shares                  $435     $724     $1,240     $2,656

If you do not sell your shares at the end of the period:

                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                  $558     $941     $1,348     $2,483
L Shares                  $235     $724     $1,240     $2,656

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

INTERNATIONAL EQUITY FUND



          18  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation

INVESTMENT FOCUS                             Foreign common stocks
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with good fundamentals or a history of consistent growth
INVESTOR PROFILE                             Investors who want an increase in the value of their
                                             investment without regard to income, are willing to accept the increased risks of international investing for the
                                             possibility of higher returns, and want exposure to a
                                             diversified portfolio of international stocks


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the International Equity Fund invests at least 80% of its net assets in common stocks and other equity securities of foreign companies. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Adviser's "bottom-up" approach to stock selection focuses on individual stocks and fundamental characteristics of companies. The Adviser's goal is to find companies with top management, quality products and sound financial positions, or a history of consistent growth in cash flows, sales, operating profits, returns on equity and returns on invested capital. In selecting investments for the Fund, the Adviser diversifies the Fund's investments among at least three foreign countries. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity market or the equity market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                       INTERNATIONAL EQUITY FUND



                                                                  PROSPECTUS  19

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on December 1, 1995. Performance prior to December 1, 1995 is that of the Adviser's similarly managed collective investment fund, which began operations on January 31, 1995. The collective investment fund's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As a collective investment fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective investment fund's performance would have been lower. A Shares and L Shares were offered beginning January 2, 1996. Performance between December 1, 1995 and January 2, 1996 is that of T Shares of the Fund, and has not been adjusted to reflect A Share or L Share expenses, respectively. If it had been, performance would have been lower.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)

1996                                         21.58%
1997                                         13.01%
1998                                         10.69%
1999                                          9.05%
2000                                         -3.74%
2001                                        -17.99%
2002                                        -17.30%
2003                                         36.14%

      BEST QUARTER               WORST QUARTER



         18.62%                     -19.71%
        (6/30/03)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 3.01%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI(R) EAFE(R)) Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

                                            SINCE         SINCE
                                          INCEPTION     INCEPTION
                                            OF THE       OF THE
                                          REGISTERED   COLLECTIVE
                                            MUTUAL     INVESTMENT
A SHARES               1 YEAR   5 YEARS     FUND*        FUND**
Fund Returns
Before Taxes           31.01%   -1.38%      4.92%         7.86%
Fund Returns
After Taxes on
Distributions          31.08%   -2.54%      3.21%          N/A+
Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares    20.68%   -1.59%      3.38%          N/A+
MSCI(R) EAFE(R) Index
(reflects no
deduction for fees,
expenses or taxes)     38.59%   -0.05%      3.72%         4.60%

 * Since inception of the T Shares on December 1, 1995, when the Fund began operating as a registered mutual fund. Benchmark returns since November 30, 1995 (benchmark returns available only on a month end basis).
** Since inception of the collective investment fund on January 31, 1995.
 + It is not possible to reflect the impact of taxes on the collective investment fund's performance.

                                            SINCE
                                          INCEPTION
                                            OF THE
                                          COLLECTIVE
                                          INVESTMENT
L SHARES               1 YEAR   5 YEARS     FUND*
Fund Returns
Before Taxes           33.59%   -1.28%      7.68%
MSCI(R) EAFE(R) Index
(reflects no
deduction for fees,
expenses or taxes)     38.59%   -0.05%      4.60%

* Since inception of the collective investment fund on January 31, 1995.

INTERNATIONAL EQUITY FUND



          20  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------

          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI(R) EAFE(R) Index is a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 foreign and developed countries.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%

Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee will be imposed if you redeem or exchange your shares within sixty days of purchase. See "Market Timers."
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      1.25%         1.25%
Distribution and Service (12b-1) Fees                         0.33%         1.00%
Other Expenses*                                               0.12%         0.12%
                                                              ------------  -------------------
Total Annual Operating Expenses                               1.70%         2.37%

* The expense information in the table has been restated to reflect current fees.


-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $541      $891      $1,263      $2,308
L Shares                $440      $739      $1,265      $2,706

If you do not sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $541      $891      $1,263      $2,308
L Shares                $240      $739      $1,265      $2,706

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                 INTERNATIONAL EQUITY INDEX FUND



                                                                  PROSPECTUS  21

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Investment results that correspond to the performance of the
                                             MSCI(R) EAFE(R)-GDP Weighted Index
INVESTMENT FOCUS                             Foreign equity securities in the MSCI(R) EAFE(R)-GDP
                                             Weighted Index
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Statistical analysis to track the MSCI(R) EAFE(R)-GDP
                                             Weighted Index
INVESTOR PROFILE                             Aggressive investors who want exposure to foreign markets
                                             and are willing to accept the increased risks of foreign
                                             investing for the possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the International Equity Index Fund invests at least 80% of its net assets in equity securities of foreign companies. In selecting investments for the Fund, the Adviser chooses companies included in the MSCI(R) EAFE(R)-GDP Weighted Index, an index of equity securities of companies located in Europe, Australasia and the Far East. While the Fund is structured to have overall investment characteristics similar to those of the Index, it selects a sample of securities within the Index using a statistical process. Therefore, the Fund will not hold all securities included in the Index. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

In addition to the above mentioned risks, the Adviser may not be able to match the performance of the Fund's benchmark.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)


1995                     10.20%


1996                      5.78%


1997                      8.44%


1998                     29.68%


1999                     29.97%


2000                    -17.44%


2001                    -23.91%


2002                    -16.74%


2003                     39.80%

      BEST QUARTER               WORST QUARTER



         21.20%                     -20.69%



       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 4.65%.

INTERNATIONAL EQUITY INDEX FUND



          22  PROSPECTUS

-------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Morgan Stanley Capital International Europe, Australasia, and Far East-Gross Domestic Product (MSCI(R)EAFE(R)-GDP) Weighted Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

A SHARES               1 YEAR    5 YEARS   SINCE INCEPTION*
Fund Returns Before
Taxes                   34.61%   -1.76%          4.01%

Fund Returns
After Taxes on
Distributions           34.67%   -1.75%          3.30%

Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares     22.99%   -1.40%          3.27%

MSCI(R) EAFE(R)-GDP
Weighted Index (Price
Return) (reflects no
deduction for fees,
expenses or taxes)      40.00%   -0.79%          3.87%


* Since inception of the A Shares on June 6, 1994. Benchmark returns since May 31, 1994 (benchmark returns available only on a month end basis).

L SHARES               1 YEAR    5 YEARS   SINCE INCEPTION*

Fund Returns Before
Taxes                   36.97%   -1.64%          4.02%

MSCI(R)
EAFE(R)-GDP Weighted
Index
(Price Return)
(reflects no
deduction for fees,
expenses or taxes)      40.00%   -0.79%          3.95%


* Since inception of the L Shares on June 8, 1995. Benchmark return since May 31, 1995 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI(R) EAFE(R)-GDP Weighted Index is a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 foreign and developed countries. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect to the market capitalization of the various companies operating in each country.

                                                 INTERNATIONAL EQUITY INDEX FUND



                                                                  PROSPECTUS  23


(COIN ICON)
             FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%

Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee will be imposed if you redeem or exchange your shares within sixty days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.90%         0.90%
Distribution and Service (12b-1) Fees                         0.38%         1.00%
Other Expenses*                                               0.13%         0.13%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.41%         2.03%

* The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion o their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

International Equity Index Fund - A Shares    1.36%
International Equity Index Fund - L Shares    1.98%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                  $513     $805     $1,117     $2,002
L Shares                  $406     $637     $1,093     $2,358

If you do not sell your shares at the end of the period:

                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
A Shares                  $513     $805     $1,117     $2,002
L Shares                  $206     $637     $1,093     $2,358

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

MID-CAP EQUITY FUND



          24  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation

INVESTMENT FOCUS                             U.S. mid-cap common stocks

SHARE PRICE VOLATILITY                       Moderate to high

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with above average growth
                                             potential at an attractive price

INVESTOR PROFILE                             Investors who want the value of their investment to grow and who are willing to accept more volatility for the
                                             possibility of higher returns


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Mid-Cap Equity Fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity U.S. traded securities that have small- to mid-sized capitalizations (i.e., companies with market capitalizations of $500 million to $10 billion or companies in the Russell Midcap(R) Index). U.S. traded securities may include American Depositary Receipts among other types of securities. In selecting investments for the Fund, the Adviser chooses companies that, in its opinion, offer above average stock price appreciation relative to other companies in the same economic sector. The Adviser utilizes proprietary, sector based models to rank stocks in each sector of the small- and mid-cap markets. These models utilize fundamental stock characteristics such as growth rates and cash flows. The Adviser utilizes fundamental research in the creation, maintenance, and enhancement of the sector based models to reflect change in the underlying small-and mid-cap markets.

Risk management is utilized extensively and a critical component of the overall investment process. The strategy is diversified with 100 to 140 stocks in the portfolio. Each stock is generally limited to no more than two percent of the portfolio. The portfolio is managed to reduce tracking error and overall volatility to the benchmark.

In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-cap common stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-cap sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                             MID-CAP EQUITY FUND



                                                                PROSPECTUS  25

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.
(BAR CHART)


1995                     30.57%


1996                     14.93%


1997                     20.67%


1998                      5.98%


1999                     15.69%


2000                     -3.42%


2001                      1.88%


2002                    -29.06%


2003                     28.46%

      BEST QUARTER               WORST QUARTER



         24.52%                     -20.00%



       (12/31/98)                 (09/30/98)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 3.49%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Russell Midcap(R) Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

A SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns
Before Taxes            23.64%   -0.03%         6.54%

Fund Returns
After Taxes on
Distributions           23.58%   -1.44%         4.31%

Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares     15.43%   -0.60%         4.50%

Russell Midcap(R)
Index (reflects no
deduction for fees,
expenses or taxes)      40.06%    7.23%        11.98%


* Since inception of the A Shares on January 31, 1994.

L SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Fund Returns Before
Taxes                   25.68%    0.10%         6.07%

Russell Midcap(R)
Index (reflects no
deduction for fees,
expenses or taxes)      40.06%    7.23%        12.67%


* Since inception of L Shares on June 5, 1995. Benchmark returns since May 31, 1995 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap(R) Index is a widely-recognized index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index is a widely-recognized comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Each security in the Russell 1000(R) Index is float-adjusted market capitalization-weighted to ensure investable positions.

MID-CAP EQUITY FUND



          26  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES

Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      1.15%         1.15%
Distribution and Service (12b-1) Fees                         0.43%         1.00%
Other Expenses*                                               0.07%         0.07%
                                                              ------------  -------------------
Total Annual Operating Expenses                               1.65%         2.22%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $536      $876      $1,238      $2,256
L Shares                $425      $694      $1,190      $2,554

If you do not sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $536      $876      $1,238      $2,256
L Shares                $225      $694      $1,190      $2,554

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                       MID-CAP VALUE EQUITY FUND



                                                                  PROSPECTUS  27

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                    Capital appreciation
  SECONDARY                                  Current income
INVESTMENT FOCUS                             U.S. mid-cap equity securities
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify undervalued mid-cap securities
INVESTOR PROFILE                             Investors who primarily want the value of their investment to grow, but want to receive some income from their
                                             investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Mid-Cap Value Equity Fund invests at least 80% of its net assets in equity U.S. traded securities with market capitalizations between approximately $1 billion and $12 billion. U.S. traded securities may include American Depositary Receipts among other types of securities. In selecting investments for the Fund, the Adviser chooses common stocks that it believes are undervalued in the market. The Adviser may sell a security when it achieves a designated price target, a company's growth prospects change, or the opportunity for a better investment arises.

In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid-cap equity securities may underperform other segments of the equity market or the equity market as a whole.

The mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these smaller companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

MID-CAP VALUE EQUITY FUND



          28  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's L Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)

2002                    -21.78%


2003                     28.75%

      BEST QUARTER               WORST QUARTER
         17.70%                     -23.13%
        (6/30/03)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 8.53%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Russell Midcap(R) Value Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

L SHARES                     1 YEAR   SINCE INCEPTION*
Fund Returns
Before Taxes                 26.75%         2.74%

Fund Returns
After Taxes on
Distributions                26.74%         2.30%

Fund Returns
After Taxes on
Distributions and
Sale of Fund Shares          17.40%         2.04%

Russell Midcap(R)
Value Index
(reflects no
deduction for fees,
expenses or taxes)           38.07%        13.39%


* Since inception of the L Shares on November 30, 2001.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap(R) Value Index is a widely-recognized index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value index. The Russell 1000(R) Value Index is a widely-recognized index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is a widely-recognized comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Each security in the Russell 1000(R) Index is float-adjusted market capitalization-weighted to ensure investable positions.

                                                       MID-CAP VALUE EQUITY FUND



                                                                  PROSPECTUS  29

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell your L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your share within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      1.25%         1.25%
Distribution and Service (12b-1) Fees                         0.40%         1.00%
Other Expenses*                                               0.07%         0.07%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.72%         2.32%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Mid-Cap Value Equity Fund - A Shares    1.60%
Mid-Cap Value Equity Fund - L Shares    1.90%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $543      $897      $1,273      $2,329
L Shares                $435      $724      $1,240      $2,656

If you do not sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $543      $897      $1,273      $2,329
L Shares                $235      $724      $1,240      $2,656

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

SMALL CAP GROWTH STOCK FUND



          30  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             U.S. small cap common stocks of growth companies
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Identifies small cap companies with above average growth
                                             potential
INVESTOR PROFILE                             Investors who want the value of their investment to grow,
                                             but do not need current income

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Small Cap Growth Stock Fund invests at least 80% of its net assets in equity U.S. traded securities with market capitalizations between $50 million and $3 billion in size. U.S. traded securities may include American Depositary Receipts among other types of securities. The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and the potential for capital gains tax liabilities for taxable investors.

In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                     SMALL CAP GROWTH STOCK FUND



                                                                  PROSPECTUS  31

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. A Shares were offered beginning on December 10, 1999. A Share performance between October 8, 1998 and December 10, 1999 is that of T Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower. Both L Shares and T Shares were offered beginning on October 8, 1998.

This bar chart shows changes in the performance of the Fund's L Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)

1999                    20.48%
2000                    11.42%
2001                    -1.16%
2002                    -22.99%
2003                    44.15%

      BEST QUARTER               WORST QUARTER
         23.82%                     -23.11%
        (6/30/03)                  (9/30/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 6.88%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P Small Cap 600(R)/BARRA Growth Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the L Shares. After-tax returns for other classes will vary.

                                              SINCE
A SHARES                1 YEAR    5 YEAR    INCEPTION*
Fund Returns
Before Taxes             39.67%    7.37%      15.12%
S&P Small Cap 600(R)/
BARRA Growth Index
(reflects no deduction
for fees, expenses or
taxes)                   37.31%    6.67%      10.45%

* Since inception of the T Shares on October 8, 1998. Benchmark returns since September 30, 1998 (benchmark returns available only on a month end basis).

                                              SINCE
L SHARES                1 YEAR    5 YEARS   INCEPTION*
Fund Returns
Before Taxes             42.15%    7.39%      15.09%
Fund Returns
After Taxes on
Distributions            42.15%    6.80%      14.47%
Fund Returns
After Taxes on
Distributions and Sale
of Fund Shares           27.40%    6.13%      13.01%
S&P Small Cap 600(R)/
BARRA Growth Index
(reflects no deduction
for fees, expenses or
taxes)                   37.31%    6.67%      10.45%

* Since inception of the L Shares on October 8, 1998. Benchmark returns since September 30, 1998 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Small Cap 600(R)/BARRA Growth Index is a widely-recognized index that measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 600(R) Index consisting of those companies with the highest price-to-book ratios within the S&P 600(R) Index. The S&P 600(R) Index is a widely-recognized, market-value weighted index composed of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

SMALL CAP GROWTH STOCK FUND



          32  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)*                                         3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      1.15%         1.15%
Distribution and Service (12b-1) Fees                         0.50%         1.00%
Other Expenses*                                               0.06%         0.06%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.71%         2.21%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Small Cap Growth Stock Fund - A Shares    1.61%
Small Cap Growth Stock Fund - L Shares    2.25%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR   3 YEARS    5 YEARS    10 YEARS
A Shares                $542     $894      $1,268      $2,319
L Shares                $424     $691      $1,185      $2,544

If you do not sell your shares at the end of the period:

                       1 YEAR   3 YEARS    5 YEARS    10 YEARS
A Shares                $542     $894      $1,268      $2,319
L Shares                $224     $691      $1,185      $2,544

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                                  PROSPECTUS  33

                                                    SMALL CAP VALUE EQUITY FUND*

*Shares of the Small Cap Value Equity Fund are no longer available for purchase by new investors.

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                    Capital appreciation
  SECONDARY                                  Current income
INVESTMENT FOCUS                             U.S. small cap equity securities
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify undervalued small cap securities
INVESTOR PROFILE                             Investors who primarily want the value of their investment to grow, but want to receive some income from their
                                             investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Small Cap Value Equity Fund invests at least 80% of its net assets in equity U.S. traded securities that have small capitalizations (i.e., companies with market capitalizations under $3 billion). U.S. traded securities may include American Depositary Receipts among other types of securities. In selecting investments for the Fund, the Adviser chooses companies that it believes are undervalued in the market relative to the industry sector and the company's own valuation history. The Adviser evaluates potential catalysts that may increase a stock's value to such an extent that the stock no longer meets the Fund's investment criteria. Additionally, all common stocks purchased for the Fund are required to pay a cash dividend. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization equity securities may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

SMALL CAP VALUE EQUITY FUND



          34  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on January 31, 1997. Performance prior to January 31, 1997 is that of the Adviser's similarly managed collective investment fund, which began operations on August 31, 1994. The collective investment fund's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As a collective investment fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective investment fund's performance would have been lower. L Shares were offered beginning on June 6, 1997. Performance between January 31, 1997 and June 6, 1997 is that of T Shares of the Fund, and has not been adjusted to reflect L Share expenses. If it had been, performance would have been lower.
This bar chart shows changes in the performance of the Fund's L Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)

1995                    30.99%
1996                    34.25%
1997                    31.79%
1998                    -14.33%
1999                    -3.67%
2000                    16.68%
2001                    19.87%
2002                    -2.69%
2003                    35.54%

      BEST QUARTER               WORST QUARTER
         19.45%                     -22.14%
        (6/30/99)                  (9/30/98)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 9.38%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Russell 2000(R) Value Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                             SINCE        SINCE
                                           INCEPTION    INCEPTION
                                             OF THE       OF THE
                                           REGISTERED   COLLECTIVE
                                             MUTUAL     INVESTMENT
L SHARES               1 YEAR    5 YEARS     FUND*        FUND**
Fund Returns Before
Taxes                   33.54%   12.19%      10.20%       14.55%
Fund Returns After
Taxes on
Distributions           33.53%    12.11       9.43%         N/A+
Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares     21.80%   10.62%       8.42%         N/A+
Russell 2000(R) Value
Index (reflects no
deduction for fees,
expenses or taxes)      46.03%   12.28%      11.83%       13.36%

 * Since inception of the T Shares on January 31, 1997, when the Fund began operating as a registered mutual fund.
** Since inception of the collective investment fund on August 31, 1994.
 + It is not possible to reflect the impact of taxes on the collective investment fund's performance.

                                                     SMALL CAP VALUE EQUITY FUND



                                                                  PROSPECTUS  35

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------

          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000(R) Value Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies in the Russell 2000(R) Index with lower growth rates and price-to-book ratios. The Russell 2000(R) Index is a widely-recognized, capitalization-weighted index that consists of a subset of the 3,000 largest U.S. companies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell your L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      1.15%         1.15%
Distribution and Service (12b-1) Fees                         0.33%         1.00%
Other Expenses*                                               0.06%         0.06%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.54%         2.21%

* The expense information in the table has been restated to reflect current fees.
** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Small Cap Value Equity Fund - A Shares    1.50%
Small Cap Value Equity Fund - L Shares    1.50%

-------------------------------------------------------------

EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $526      $843      $1,183      $2,141
L Shares                $424      $691      $1,185      $2,544

If you do not sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $526      $843      $1,183      $2,141
L Shares                $224      $691      $1,185      $2,544

-------------------------------------------------------------

FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

STRATEGIC QUANTITATIVE EQUITY FUND



          36  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             U.S. common stocks of companies with positive earnings
                                             characteristics purchased at reasonable value
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with superior
                                             earnings/valuation cycle characteristics within specific
                                             market sectors
INVESTOR PROFILE                             Investors who want to increase the value of their investment and are willing to accept more volatility for the
                                             possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Strategic Quantitative Equity Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. The Strategic Quantitative Equity Fund attempts, through the use of disciplined quantitative modeling, to objectively and consistently identify those companies with the most attractive earnings growth prospects and valuation characteristics within each sector. Those characteristics vary by sector. In some sectors, attractive stocks are selected based solely upon growth characteristics. In other sectors, a combination of growth and valuation characteristics are used to identify attractive stocks.

The Adviser believes that companies with higher earnings growth prospects will have more highly valued stocks. Companies producing sustained accelerating rates of earnings growth will generate increasing stock valuations. Companies producing sustained decelerating rates of earnings growth will generate decreasing stock valuations. This cycle of accelerating earnings growth with increasing stock valuation and decelerating earnings growth with decreasing stock valuation is called the earnings-valuation cycle. The Adviser uses quantitative modeling to evaluate and select the common stock of companies based on the philosophy that earnings/valuation cycles dictate stock performance, earnings/valuation cycles differ among market sectors, and diversification controls risk. The Fund invests in companies of all sizes so long as they have growth potential. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and the potential for capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The small- to mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small to mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Strategic Quantitative Equity Fund commenced operations on August 7, 2003, and therefore does not have performance history for a full calendar year.

                                              STRATEGIC QUANTITATIVE EQUITY FUND



                                                                  PROSPECTUS  37

(COIN ICON)
             FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell your L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      1.15%         1.15%
Distribution and Service (12b-1) Fees                         0.25%         1.00%
Other Expenses*                                               0.14%         0.14%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.54%         2.29%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Strategic Quantitative Equity Fund - A          1.36%
  Shares
Strategic Quantitative Equity Fund - L          2.11%
  Shares


-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $526      $843
L Shares                                 $432      $715

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $526      $843
L Shares                                 $232      $715

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

TAX SENSITIVE GROWTH STOCK FUND



          38  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital growth with nominal dividend income
INVESTMENT FOCUS                             U.S. common stocks of growth companies
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies that have above-average
                                             growth potential and uses a low portfolio turnover strategy to reduce capital gains distributions
INVESTOR PROFILE                             Investors who want to increase the value of their investment while minimizing taxable capital gains distributions

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Tax Sensitive Growth Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. The Tax Sensitive Growth Stock Fund primarily invests in a diversified portfolio of common stocks of financially strong U.S. growth companies. Many of these companies have a history of stable or rising dividend payout policies.

The Adviser attempts to minimize the impact of capital gains taxes on investment returns by using a low turnover rate (generally 50% or less) strategy, in conjunction with other tax management strategies. These strategies may lead to lower capital gains distributions and, therefore, lower capital gains taxes. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of U.S. growth companies may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                 TAX SENSITIVE GROWTH STOCK FUND



                                                                  PROSPECTUS  39

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on December 11, 1998. Performance prior to December 11, 1998 is that of the Adviser's similarly managed collective investment fund, which began operations on December 31, 1995. The collective investment fund's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As a collective investment fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective investment fund's performance would have been lower. L Shares were offered beginning on December 15, 1998. Performance between December 11, 1998 and December 15, 1998 is that of T Shares of the Fund, and has not been adjusted to reflect L Share expenses. If it had been, performance would have been lower.

This bar chart shows changes in the performance of the Fund's L Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.
(BAR CHART)


1996                     21.04%

1997                     28.76%

1998                     31.73%

1999                     23.52%

2000                    -13.06%

2001                    -19.08%

2002                    -22.83%

2003                     19.82%

      BEST QUARTER               WORST QUARTER



         27.74%                     -16.41%



       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 1.63%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500(R) Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            SINCE        SINCE
                                          INCEPTION    INCEPTION
                                            OF THE       OF THE
                                          REGISTERED   COLLECTIVE
                                            MUTUAL     INVESTMENT
L SHARES               1 YEAR   5 YEARS     FUND*        FUND**
Fund Returns Before
Taxes                  17.82%   -4.28%      -2.90%       6.46%
Fund Returns After
Taxes on
Distributions          17.82%   -4.28%      -2.90%        N/A+
Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares    11.58%   -3.59%      -2.44%        N/A+
S&P 500(R) Index
(reflects no
deduction for fees,
expenses or taxes)     28.67%   -0.57%       0.54%       9.38%

 * Since inception of the T Shares on December 11, 1998, when the Fund began operating as a registered mutual fund. Benchmark returns since November 30, 1998 (benchmark returns available only on a month end basis).
** Since inception of the collective investment fund on December 31, 1995.
 + It is not possible to reflect the impact of taxes on the collective investment fund's performance.

TAX SENSITIVE GROWTH STOCK FUND



          40  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------

          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      1.15%         1.15%
Distribution and Service (12b-1) Fees                         0.40%         1.00%
Other Expenses*                                               0.06%         0.06%
                                                              ------------  -------------------
Total Annual Operating Expenses                               1.61%         2.21%

* The expense information in the table has been restated to reflect current fees.


-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $533      $864      $1,218      $2,214
L Shares                $424      $691      $1,185      $2,544

If you do not sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $533      $864      $1,218      $2,214
L Shares                $224      $691      $1,185      $2,544

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                         VALUE INCOME STOCK FUND



                                                                  PROSPECTUS  41

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                    Current income
  SECONDARY                                  Capital appreciation
INVESTMENT FOCUS                             U.S. common stocks
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify high dividend-paying, undervalued
                                             stocks
INVESTOR PROFILE                             Investors who are looking for current income and capital
                                             appreciation with less volatility than the average stock
                                             fund

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Value Income Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. In selecting investments for the Fund, the Adviser primarily chooses U.S. companies that have a market capitalization of at least $2 billion and that have a history of paying regular dividends. The Adviser focuses on dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. L Shares were offered beginning on June 1, 1995. Performance between February 12, 1993 and June 1, 1995 is that of T Shares of the Fund, and has not been adjusted to reflect L Share expenses. If it had been, performance would have been lower.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.* The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown.

(BAR CHART)

1994                      2.87%

1995                     35.50%

1996                     19.06%

1997                     26.57%

1998                     10.16%

1999                     -3.31%

2000                     10.38%

2001                     -1.33%

2002                    -15.85%

2003                     23.26%
    BEST QUARTER        WORST
                        QUARTER
       15.29%           -20.02%
      (6/30/99)         (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 5.41%.

VALUE INCOME STOCK FUND



          42  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500(R)/BARRA Value Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the A Shares. After-tax returns for other classes will vary.

A SHARES                   1 YEAR   5 YEARS    10 YEARS
Fund Returns
Before Taxes               18.70%    1.00%       9.30%

Fund Returns After Taxes
on Distributions           18.49%    0.04%       6.16%

Fund Returns After Taxes
on Distributions and Sale
of Fund Shares             12.38%    0.32%       6.18%

S&P 500(R)/BARRA Value
Index (reflects no
deduction for fees,
expenses
or taxes)                  31.79%    1.95%      10.55%

                                              SINCE
                                            INCEPTION
                                               AS A
                                            REGISTERED
                                              MUTUAL
L SHARES                 1 YEAR   5 YEARS     FUND*
Fund Returns
Before Taxes             20.37%    1.05%       9.41%

S&P 500(R)/BARRA Value
Index (reflects no
deduction for fees,
expenses or taxes)       31.79%    1.95%      11.07%

* Since inception of the T Shares on February 12, 1993, when the Fund began operating as a registered mutual fund. Benchmark returns since January 31, 1993 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------

          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index comprised of securities in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

                                                         VALUE INCOME STOCK FUND



                                                                  PROSPECTUS  43

(COIN ICON)
             FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)*                                         3.75%         None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)**                                                    None          2.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      L SHARES
Investment Advisory Fees                                      0.80%         0.80%
Distribution and Service (12b-1) Fees                         0.33%         1.00%
Other Expenses*                                               0.06%         0.06%
                                                              ------------  -------------------
Total Annual Operating Expenses                               1.19%         1.86%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $492      $739      $1,005      $1,764
L Shares                $389      $585      $1,006      $2,180

If you do not sell your shares at the end of the period:

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
A Shares                $492      $739      $1,005      $1,764
L Shares                $189      $585      $1,006      $2,180

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

MORE INFORMATION ABOUT RISK



          44  PROSPECTUS

(LIFE PRESERVER ICON)
            MORE INFORMATION
            ABOUT RISK

DERIVATIVES RISK

All Funds

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EQUITY RISK

All Funds

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

EXCHANGE TRADED FUND RISK

All Funds

The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the EFT is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK

Balanced Fund

The market value of fixed income investments changes in response to interest rate changes and other factors.

                                         MORE INFORMATION ABOUT FUND INVESTMENTS



                                                                  PROSPECTUS  45

During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITY RISKS

Growth and Income Fund
International Equity Fund
International Equity Index Fund

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

TRACKING ERROR RISK

International Equity Index Fund

Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect its ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.

(MOUNTAIN ICON)
           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. The Small Cap Value Equity Fund also may invest in investment grade fixed income securities and mid- to large-cap common stocks that would not ordinarily be consistent with the Fund's objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

(MAGNIFIYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Funds. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under

INVESTMENT SUBADVISER



          46  PROSPECTUS

management. For the fiscal period ended May 31, 2004, the Adviser received advisory fees of:

  Aggressive Growth Stock Fund               1.10%



  Balanced Fund                              0.92%



  Capital Appreciation Fund                  1.13%



  Emerging Growth Stock Fund                 1.10%



  Growth and Income Fund                     0.90%



  Information and Technology Fund            1.10%



  International Equity Fund                  1.25%



  International Equity Index Fund            0.81%



  Mid-Cap Equity Fund                        1.13%



  Mid-Cap Value Equity Fund                  1.15%



  Small Cap Growth Stock Fund                1.15%



  Small Cap Value Equity Fund                1.15%



  Strategic Quantitative Equity Fund         1.00%



  Tax Sensitive Growth Stock Fund            1.15%



  Value Income Stock Fund                    0.80%




Except for the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund, the Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. With respect to the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund, the Adviser oversees the Subadviser to ensure compliance with each Fund's investment policies and guidelines and monitors the Subadviser's adherence to its investment style. The Adviser pays the Subadviser out of the fees it receives from the Aggressive Growth Stock Fund and Emerging Growth Stock Fund. The Board of Trustees supervises the Adviser and Subadviser and establishes policies that the Adviser and Subadviser must follow in their management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770 Option 5, or by visiting www.sticlassicfunds.com.

INVESTMENT SUBADVISER

Zevenbergen Capital Investments LLC, 601 Union Street, Seattle, Washington 98101, serves as the subadviser to the Aggressive Growth Stock Fund and Emerging Growth Stock Fund and manages the portfolios of the Aggressive Growth Stock Fund and Emerging Growth Stock Fund on a day-to-day basis. The Subadviser was founded in 1987 and manages domestic growth equity assets. The firm's client base is comprised of a blend of institutional tax-exempt and taxable separately managed accounts. As a domestic growth equity manager, the Subadviser manages assets for a variety of entities, including public funds, foundations, endowments, corporations, pooled accounts, and private individuals. As of June 30, 2004, the Subadviser had approximately $1.0 billion in assets under management. The Subadviser selects, buys, and sells securities for the Aggressive Growth Stock Fund and Emerging Growth Stock Fund under the supervision of the Adviser and the Board of Trustees. The Subadviser is entitled to receive from the Adviser 0.625% of each of the Aggressive Growth Stock Fund's and Emerging Growth Stock Funds daily net assets.

PORTFOLIO MANAGERS

Each of the Funds is managed by co-portfolio managers or by a portfolio manager who is supported by a back-up portfolio manager.

Mr. Brett Barner, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI Capital Management, N.A. (STI) since 1994. He has managed the SMALL CAP VALUE EQUITY FUND since it began operating in January 1997. He has more than 19 years of investment experience.

Mr. Edward E. Best, CFA, has served as Managing Director of Trusco since June 2000, after serving as Vice President since September 1999 and Associate since joining Trusco in January 1998. Mr. Best also serves as the senior quantitative equity analyst for Trusco. He has managed the STRATEGIC QUANTITATIVE EQUITY FUND since it began operating in August 2003. He has more than 11 years of investment experience.

                                                              PORTFOLIO MANAGERS



                                                                  PROSPECTUS  47

Ms. Brooke de Boutray, CFA, has served as Managing Director, Principal, Portfolio Manager and Analyst for the Subadviser since 1992. She has co-managed the AGGRESSIVE GROWTH STOCK FUND and EMERGING GROWTH STOCK FUND since they began operating in February 2004. Ms. de Boutray has more than 21 years of investment experience.

Mr. Chad Deakins, CFA, has served as Vice President of Trusco since May 1996. He has managed the INTERNATIONAL EQUITY INDEX FUND since February 1999 and the INTERNATIONAL EQUITY FUND since May 2000. In addition, he has managed the MID-CAP EQUITY FUND since September 2004, after co-managing the Fund since February 2003. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. He has more than 10 years of investment experience.

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the SMALL CAP GROWTH STOCK FUND since it began operating in October 1998. He has more than 17 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Managing Director of Trusco since July 2000, after serving as Senior Vice President of Trusco since January 1999 and Senior Vice President and Director of Equity Management for Crestar Asset Management Company from 1992 until July 2000. Mr. Markunas has managed the GROWTH AND INCOME FUND since it began operating in September 1992. He has more than 20 years of investment experience.

Mr. Robert J. Rhodes, CFA, joined Trusco in 1973. Mr. Rhodes has served as Executive Vice President and head of the equity funds group at Trusco since February 2000, after serving as Director of Research at Trusco from 1980 to 2000. He has managed the BALANCED FUND (EQUITY PORTION ONLY) since June 2000. Mr. Rhodes has also managed the CAPITAL APPRECIATION FUND since June 2000. He has more than 31 years of investment experience.

Mr. Mills Riddick, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI since 1994. He has managed the VALUE INCOME STOCK FUND since April 1995. He has more than 22 years of investment experience.

Mr. John Talty, CFA, has served as Executive Vice President since joining Trusco in May 2004. He has co-managed the BALANCED FUND (FIXED INCOME PORTION ONLY) since July 2004. Prior to joining Trusco, Mr. Talty served as President and Senior Portfolio Manager of Seix Investment Advisors, Inc. from January 1993 to May 2004. He has more than 23 years of investment experience.

Mr. Parker W. Thomas, Jr. has served as Vice President since joining Trusco in April 2004. He has managed the TAX SENSITIVE GROWTH STOCK FUND since April 2004. Prior to joining Trusco, Mr. Thomas served as Senior Vice President, SunTrust Bank, Nashville from January 1988 to September 2002. From September 2002 to March 2004 he served as Managing Director and Portfolio Manager of Personal Asset Management, for SunTrust Banks Inc. He has more than 31 years of investment experience.

Mr. Francis P. Walsh has served as Vice President of Trusco since June 2004. He has managed the INFORMATION AND TECHNOLOGY FUND since September 2004. Prior to joining Trusco, Mr. Walsh served as a Managing Member of PhiCap Partners from December 2001 to December 2002. He also served as a Senior Research Analyst of Putnam Investments and co-managed technology portfolios for Putnam from November 1994 to September 2001. Mr. Walsh has more than nine years of investment experience.

Mr. Perry Troisi has served as Managing Director since joining Trusco in May 2004. He has co-managed the BALANCED FUND (FIXED INCOME PORTION ONLY), since July 2004. Prior to joining Trusco, Mr. Troisi served as Senior Portfolio Manager of Seix from November 1999 to May 2004, after serving as a Fixed Income Portfolio Manager at GRE Insurance Group form February 1996 to July 1999. He has more than 18 years of investment experience.

Ms. Leslie Tubbs, CFA, has served as Managing Director, Principal, Portfolio Manager and Analyst for the Subadviser since 1995. She has co-managed the AGGRESSIVE GROWTH STOCK FUND and EMERGING GROWTH STOCK FUND since they began operating in February 2004. Ms. Tubbs has more than 9 years of investment experience.

Mr. Don Wordell has served as a Portfolio Manager since joining Trusco in 1996. In addition, Mr. Wordell is a member of the Association for Investment Management & Research (AIMR) and the Orlando Society of Financial Analysts. He has managed the MID-

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          48  PROSPECTUS

CAP VALUE EQUITY FUND since December 2003, after co-managing it since it began operating in November 2001. He has more than 8 years of investment experience.

Ms. Nancy Zevenbergen, CFA, has served as President and Chief Investment Officer for the Subadviser since January 1987. She has co-managed the AGGRESSIVE GROWTH STOCK FUND and EMERGING GROWTH STOCK FUND since they began operating in February 2004. Ms. Zevenbergen has more than 22 years of investment experience.

(HAND SHAKE ICON)
                  PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange A Shares and L Shares of the Funds.

HOW TO PURCHASE FUND SHARES

Your investment professional can assist you in opening a brokerage account that will be used for all transactions regarding the purchase of STI Classic Funds. Once your securities account is established, you may buy shares of the Funds by:

- Mail*

- Telephone (1-800-874-4770)

- Wire

- Automated Clearing House (ACH)

* The Funds do not accept cash as payment for Fund shares.

You may also buy shares through Investment Representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution directly and follow its procedures for Fund share transactions. Your institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser determines in good faith that the market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  49

MINIMUM/MAXIMUM PURCHASES

To purchase shares for the first time, you must invest in any Fund at least:

CLASS                           DOLLAR AMOUNT
A Shares               $2,000
                       $5,000 ($2,000 for IRA
L Shares               accounts)

Purchases of L Shares of a Fund requested in an amount of $1,000,000 or more will be automatically made in A Shares of that Fund.

Your subsequent investments of shares of any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. The Funds may accept investments of smaller amounts for either class of shares at its discretion.

FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-874-4770 to complete all of your purchase and redemption transactions.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares of either class automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month. If you are buying L Shares, you should plan on investing at least $5,000 per Fund during the first two years. The Distributor may close your account if you do not meet this minimum investment requirement at the end of two years.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined.

However, the Funds reserve the right to close your account at the then-current day's price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          50  PROSPECTUS

Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

(DOLLAR ICON)
                   SALES CHARGES

FRONT-END SALES CHARGES -- A SHARES

The offering price of A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                        YOUR SALES CHARGE      YOUR SALES CHARGE
                        AS A PERCENTAGE OF    AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:   OFFERING PRICE*      YOUR NET INVESTMENT
Less than $100,000            3.75%                  3.90%
$100,000 but less than
$250,000                      3.25%                  3.36%
$250,000 but less than
$1,000,000                    2.50%                  2.56%
$1,000,000 and over            None                   None

* The distributor may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the distributor may pay dealer commissions ranging from 0.25% to 1.00%.

INVESTMENTS OF $1,000,000 OR MORE. You do not pay an initial sales charge when you buy $1,000,000 or more of A Shares (excluding A Shares of STI Classic Money Market Funds) in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a deferred sales charge of 1.00% if you redeem any of these A Shares within one year of purchase. The deferred sales charge is calculated based on the lessor of (1) the NAV of the shares at the time of purchase or (2) NAV of the shares next calculated after the Fund receives your sales request. The deferred sales charge does not apply to shares you purchase through reinvestment of dividends or capital gains distributions.

WAIVER OF FRONT-END SALES CHARGE -- A SHARES

The front-end sales charge will be waived on A Shares purchased:

- through reinvestment of dividends and distributions;

- through a SunTrust Securities, Inc. asset allocation account;

- by persons repurchasing shares they redeemed within the last 180 days (see "Repurchase of A Shares");

- by employees, and members of their immediate family (spouse, mother, father, mother-in-law, father-in-law, and children (including step-children) under the age of 21 years), of SunTrust and its affiliates;

- by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (IRAs) previously with the Trust department of a bank affiliated with SunTrust;

- by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

- through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF A SHARES

You may repurchase any amount of A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See the section on Taxes in the Statement of Additional Information for more information. To exercise this privilege, the Funds must receive your purchase order within 180 days of your redemption. In addition, you

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  51

must notify the Fund when you send in your purchase order that you are repurchasing shares.

REDUCED SALES CHARGES -- A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the market value (at the close of business on the day of the current purchase) of the A Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the market value of any A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or
(iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Funds will only consider the market value of A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You may be required to provide the Funds with your account number(s), account name(s), and copies of the account statements, and, if applicable, the account number(s) account name(s), and copies of the account statements, for your spouse and/or children (and provide the children's ages). Your financial institution may require documentation or other information in order to verify your eligibility for a reduced sales charge. The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of A Shares sold subject to a sales charge. As a result, shares of the A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 3.75% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Shares you purchase with a Letter of Intent.

You can also obtain this information about sales charges, rights of accumulation and letters of intent on the Funds' website at www.sticlassicfunds.com.

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- L SHARES

You do not pay a sales charge when you purchase L Shares. The offering price of L Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The CDSC does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price. The CDSC does not apply to exchanges of L Shares of one Fund for L Shares of another Fund.

IF YOU SELL YOUR L SHARES

The CDSC will be waived if you sell your L Shares for the following reasons:

- to make certain withdrawals from a retirement plan (not including IRAs);

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          52  PROSPECTUS

- because of death or disability; or

- for certain payments under the Systematic Withdrawal Plan -- up to 12% annually of the value of your shares of each Fund held at the time of the withdrawal (the Systematic Withdrawal Plan is discussed later in more detail).

OFFERING PRICE OF FUND SHARES

The offering price of A Shares is the NAV next calculated after the transfer agent receives your request, plus the front-end sales load. The offering price of L Shares is simply the next calculated NAV.

HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust Securities, you may sell your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of L Shares, any applicable deferred sales charge.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

CLASS                  DOLLAR AMOUNT
A Shares               $2,000
                       $5,000 ($2,000 for IRA
L Shares               accounts)

But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

A Class Shares acquired via purchase or exchange of either the International Equity Fund or the International Equity Index Fund may not be exchanged for shares of any other STI Classic Fund within thirty (30) days of purchase or exchange into the Fund. Of

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  53

course, you may redeem your shares of any STI Classic Fund at any time.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, all Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) a Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates orders that may dramatically affect the Fund as outlined under "Market Timers" as defined later in this prospectus.

IF YOU RECENTLY PURCHASED SHARES BY CHECK, OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days notice.

EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange requests.

A SHARES

You may exchange A Shares of any Fund for A Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

L SHARES

You may exchange L Shares of any Fund for L Shares of any other Fund. For purposes of computing the CDSC applicable to L Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange. However, if you exchange L Shares of any STI Classic Fund for L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund, you must first pay any applicable CDSC for the shares you are selling. Similarly, if you exchange L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund for L Shares of any other STI Classic Fund, any CDSC for the Fund you are exchanging into will be computed from the date of the exchange.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of a Fund (other than the International

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          54  PROSPECTUS

Equity Fund and the International Equity Index Fund) within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus arrangement because information may not be available regarding beneficial owners. Dealers who purchase A Shares or L Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive any dealer commissions and also may not be eligible to receive 12b-1 fees from the original date of purchase. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

The International Equity Fund and the International Equity Index Fund will charge a 2% redemption fee on shares redeemed or exchanged within 60 days of purchase. Shares held for 60 days or more are not subject to the redemption fee. Shares you have held the longest will always be redeemed first. If you transfer your shares to a different account registration, the shares will retain their original purchase date for redemption fee purposes. If you transfer less than 100% of your account balance, the redemption fee status of your shares will be carried over on a proportionate basis. Waiver of the redemption fee may be granted at the discretion of the Funds. The Funds reserve the right to modify its redemption fee policies at any time without advance notice to shareholders and may restrict or refuse purchase or exchange requests by investors who seem to follow a short-term trading pattern that may adversely affect a Fund.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

While L Shares are sold without any initial sales charge, the distributor may pay at the time of sale up to 2% of the amount invested to broker-dealers and other financial intermediaries who sell L Shares. Through the distribution plan, the distributor is reimbursed for these payments, as well as other distribution related services provided by the distributor.

Maximum distribution fees, as a percentage of average daily net assets are as follows:

FOR A SHARES:

  Aggressive Growth Stock Fund               0.35%



  Balanced Fund                              0.28%



  Capital Appreciation Fund                  0.68%



  Emerging Growth Stock Fund                 0.35%



  Growth and Income Fund                     0.25%



  Information and Technology Fund            0.55%



  International Equity Fund                  0.33%



  International Equity Index Fund            0.38%



  Mid-Cap Equity Fund                        0.43%



  Mid-Cap Value Equity Fund                  0.40%



  Small Cap Growth Stock Fund                0.50%



  Small Cap Value Equity Fund                0.33%



  Strategic Quantitative Equity Fund         0.25%



  Tax Sensitive Growth Stock Fund            0.40%



  Value Income Stock Fund                    0.33%




For L Shares the maximum distribution fee is 1.00% of the average daily net assets of each Fund.

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES



                                                                PROSPECTUS  55

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:

  QUARTERLY

  Aggressive Growth Stock Fund
  Balanced Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  Information and Technology Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Equity Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity Fund
  Tax Sensitive Growth Stock Fund
  Value Income Stock Fund

  ANNUALLY

  International Equity Fund
  International Equity Index Fund

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF FUND SHARES FOR SHARES OF A DIFFERENT STI CLASSIC FUND IS TREATED THE SAME AS A SALE.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The International Equity Fund and International Equity Index Fund may be able to pass along a tax credit for foreign income taxes they pay. In such event, each Fund will provide you with the information necessary to reflect such foreign taxes on your federal income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS



          56  PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms, one of which has ceased operations. The auditor's report for each such period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Years Ended May 31,
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)     TOTAL FROM
                                     OF PERIOD       INCOME (LOSS)    ON INVESTMENTS     OPERATIONS
                                     ---------       -------------    --------------     ----------
AGGRESSIVE GROWTH STOCK FUND
  A Shares
    2004(2).....................       $10.00            $(0.03)(1)       $ 0.02(1)        $(0.01)
  L Shares
    2004(2).....................       $10.00            $(0.04)(1)       $ 0.01(1)        $(0.03)

BALANCED FUND
  A Shares
    2004........................       $11.97            $ 0.14(1)        $ 0.33(1)        $ 0.47
    2003........................        12.24              0.16            (0.24)           (0.08)
    2002........................        13.24              0.18            (0.64)           (0.46)
    2001........................        13.43              0.27             0.11             0.38
    2000........................        13.32              0.29             0.31             0.60
  L Shares
    2004........................       $11.82            $ 0.05(1)        $ 0.32(1)        $ 0.37
    2003........................        12.07              0.08            (0.22)           (0.14)
    2002........................        13.07              0.10            (0.65)           (0.55)
    2001........................        13.27              0.16             0.11             0.27
    2000........................        13.17              0.17             0.33             0.50

CAPITAL APPRECIATION FUND
  A Shares
    2004........................       $10.63            $(0.10)(1)       $ 1.29(1)        $ 1.19
    2003........................        11.89             (0.10)(1)        (1.16)(1)        (1.26)
    2002........................        13.59             (0.10)           (1.48)           (1.58)
    2001........................        16.91             (0.14)           (0.38)           (0.52)
    2000........................        16.53             (0.11)            1.41             1.30
  L Shares
    2004........................       $10.15            $(0.15)(1)       $ 1.22(1)        $ 1.07
    2003........................        11.40             (0.14)(1)        (1.11)(1)        (1.25)
    2002........................        13.09             (0.06)           (1.51)           (1.57)
    2001........................        16.45             (0.16)           (0.40)           (0.56)
    2000........................        16.18             (0.24)            1.43             1.19


                                      DIVIDENDS       DISTRIBUTIONS
                                      FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                  INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                  -----------------   -------------    -----------------
AGGRESSIVE GROWTH STOCK FUND
  A Shares
    2004(2).....................       $   --             $   --             $   --
  L Shares
    2004(2).....................       $   --             $   --             $   --
BALANCED FUND
  A Shares
    2004........................       $(0.16)            $   --             $(0.16)
    2003........................        (0.19)                --              (0.19)
    2002........................        (0.20)             (0.34)             (0.54)
    2001........................        (0.27)             (0.30)             (0.57)
    2000........................        (0.25)             (0.24)             (0.49)
  L Shares
    2004........................       $(0.07)            $   --             $(0.07)
    2003........................        (0.11)                --              (0.11)
    2002........................        (0.11)             (0.34)             (0.45)
    2001........................        (0.17)             (0.30)             (0.47)
    2000........................        (0.16)             (0.24)             (0.40)
CAPITAL APPRECIATION FUND
  A Shares
    2004........................       $   --             $   --             $   --
    2003........................           --                 --                 --
    2002........................           --              (0.12)             (0.12)
    2001........................           --              (2.80)             (2.80)
    2000........................           --              (0.92)             (0.92)
  L Shares
    2004........................       $   --             $   --             $   --
    2003........................           --                 --                 --
    2002........................           --              (0.12)             (0.12)
    2001........................           --              (2.80)             (2.80)
    2000........................           --              (0.92)             (0.92)

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
(1) Per share data calculated using average shares outstanding method.
(2) Commenced operations on February 23, 2004. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  57

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------

                $ 9.99             (0.10)%            $     49               1.65%
                $ 9.97             (0.30)%            $     65               2.10%

                $12.28               3.91%            $  8,902               1.34%
                 11.97              (0.54)               8,285               1.33
                 12.24              (3.57)               9,020               1.33
                 13.24               2.91                7,834               1.32
                 13.43               4.66                9,627               1.27
                $12.12               3.12%            $ 65,435               2.09%
                 11.82              (1.15)              67,567               2.09
                 12.07              (4.33)              74,880               2.09
                 13.07               2.11               67,824               2.07
                 13.27               3.88               64,322               2.03

                $11.82              11.19%            $145,883               1.88%
                 10.63             (10.60)             141,488               1.88
                 11.89             (11.68)             163,155               1.88
                 13.59              (4.38)             202,548               1.86
                 16.91               8.29              251,421               1.82
                $11.22              10.54%            $100,472               2.35%
                 10.15             (10.96)              94,505               2.35
                 11.40             (12.05)             110,923               2.35
                 13.09              (4.79)             112,497               2.33
                 16.45               7.77              128,159               2.29

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
            (LOSS) TO AVERAGE      WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------

                 (1.25)%              11.29%++             2%
                 (1.69)%               8.78%++             2%
                   1.18%               1.54%             116%
                   1.43                1.55              102
                   1.46                1.55               95
                   1.93                1.54               99
                   2.07                1.51              182
                   0.42%               2.18%             116%
                   0.67                2.18              102
                   0.71                2.16               95
                   1.18                2.15               99
                   1.33                2.18              182
                  (0.91)%              2.00%             106%
                  (0.98)               2.00               69
                  (1.20)               1.99               75
                  (0.94)               1.98               75
                  (0.55)               1.98              129
                  (1.38)%              2.43%             106%
                  (1.45)               2.45               69
                  (1.67)               2.39               75
                  (1.41)               2.39               75
                  (1.03)               2.39              129

FINANCIAL HIGHLIGHTS



          58  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD       INCOME (LOSS)    ON INVESTMENTS
                                     ---------       -------------    --------------
EMERGING GROWTH STOCK FUND
  A Shares
    2004(2).....................       $10.00            $(0.04)(1)       $(0.37)(1)
  L Shares
    2004(3).....................       $10.14            $(0.05)(1)       $(0.51)(1)
GROWTH AND INCOME FUND
  A Shares
    2004........................       $12.31            $ 0.12(1)        $ 2.51(1)
    2003........................        13.91              0.11            (1.61)
    2002........................        15.17              0.06            (1.27)
    2001........................        15.65              0.04            (0.04)
    2000........................        16.21              0.09             0.55
  L Shares
    2004........................       $12.08            $ 0.01(1)        $ 2.47(1)
    2003........................        13.66                --            (1.56)
    2002........................        14.96             (0.02)           (1.28)
    2001........................        15.49             (0.05)           (0.05)
    2000........................        16.10                --             0.51
INFORMATION AND TECHNOLOGY FUND
  A Shares
    2004(4).....................       $ 7.16            $(0.07)(1)       $ 0.40(1)
  L Shares
    2004........................       $ 5.86            $(0.12)(1)       $ 1.44(1)
    2003........................         7.86             (0.09)(1)        (1.91)(1)
    2002........................        13.15             (0.14)           (5.15)
    2001........................        15.81             (0.22)           (2.44)
    2000(5).....................        18.20             (0.07)           (2.32)
INTERNATIONAL EQUITY FUND
  A Shares
    2004........................       $ 7.92            $ 0.04(1)        $ 2.17(1)
    2003........................         9.21              0.04            (1.30)
    2002........................        10.11              0.14            (1.04)
    2001........................        12.47             (0.02)           (1.23)
    2000........................        12.89             (0.11)            1.37
  L Shares
    2004........................       $ 7.50            $(0.01)(1)       $ 2.06(1)
    2003........................         8.75             (0.01)           (1.24)
    2002........................         9.68              0.04            (0.97)
    2001........................        12.06             (0.16)           (1.11)
    2000........................        12.58             (0.32)            1.46


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------
EMERGING GROWTH STOCK FUND
  A Shares
    2004(2).....................      $(0.41)           $   --             $   --             $   --
  L Shares
    2004(3).....................      $(0.56)           $   --             $   --             $   --
GROWTH AND INCOME FUND
  A Shares
    2004........................      $ 2.63            $(0.11)            $   --             $(0.11)
    2003........................       (1.50)            (0.10)                --              (0.10)
    2002........................       (1.21)            (0.05)                --              (0.05)
    2001........................          --             (0.05)             (0.43)             (0.48)
    2000........................        0.64             (0.08)             (1.12)             (1.20)
  L Shares
    2004........................      $ 2.48            $(0.02)            $   --             $(0.02)
    2003........................       (1.56)            (0.02)                --              (0.02)
    2002........................       (1.30)               --                 --                 --
    2001........................       (0.10)               --              (0.43)             (0.43)
    2000........................        0.51                --              (1.12)             (1.12)
INFORMATION AND TECHNOLOGY FUND
  A Shares
    2004(4).....................      $ 0.33            $   --             $   --             $   --
  L Shares
    2004........................      $ 1.32            $   --             $   --             $   --
    2003........................       (2.00)               --                 --                 --
    2002........................       (5.29)               --                 --                 --
    2001........................       (2.66)               --                 --                 --
    2000(5).....................       (2.39)               --                 --                 --
INTERNATIONAL EQUITY FUND
  A Shares
    2004........................      $ 2.21            $(0.10)            $   --             $(0.10)
    2003........................       (1.26)            (0.03)                --              (0.03)
    2002........................       (0.90)               --                 --                 --
    2001........................       (1.25)               --              (1.11)             (1.11)
    2000........................        1.26             (0.02)             (1.66)             (1.68)
  L Shares
    2004........................      $ 2.05            $(0.06)            $   --             $(0.06)
    2003........................       (1.25)               --                 --                 --
    2002........................       (0.93)               --                 --                 --
    2001........................       (1.27)               --              (1.11)             (1.11)
    2000........................        1.14                --              (1.66)             (1.66)

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
(1) Per share data calculated using average shares outstanding method.
(2) Commenced operations on February 23, 2004. All ratios for the period have been annualized.
(3) Commenced operations on February 27, 2004. All ratios for the period have been annualized.
(4) A Shares were offered beginning on October 27, 2003. All ratios for the period have been annualized.
(5) L Shares were offered beginning on January 24, 2000. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  59

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $ 9.59             (4.10)%             $    39               1.65%
                $ 9.58             (5.52)%             $    34               2.11%

                $14.83              21.45%             $45,808               1.18%
                 12.31             (10.74)              36,305               1.18
                 13.91              (7.97)              36,789               1.18
                 15.17              (0.07)              40,174               1.18
                 15.65               3.92               42,666               1.18
                $14.54              20.58%             $97,899               1.93%
                 12.08             (11.41)              74,261               1.93
                 13.66              (8.69)              94,671               1.93
                 14.96              (0.77)              78,376               1.93
                 15.49               3.11               62,462               1.93

                $ 7.49               4.61%             $     2               1.72%
                $ 7.18              22.53%             $ 7,377               2.25%
                  5.86             (25.45)               6,485               2.25
                  7.86             (40.23)              10,851               2.25
                 13.15             (16.82)              22,104               2.25
                 15.81             (13.13)              20,201               2.25

                $10.03              27.97%             $ 7,056               1.83%
                  7.92             (13.70)               6,408               1.83
                  9.21              (8.90)               5,272               1.83
                 10.11             (11.13)               7,517               1.79
                 12.47              10.15               10,462               1.83
                $ 9.49              27.32%             $ 7,606               2.53%
                  7.50             (14.29)               5,678               2.53
                  8.75              (9.61)               6,567               2.53
                  9.68             (11.71)               7,765               2.48
                 12.06               9.38               10,891               2.53

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
            (LOSS) TO AVERAGE      WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                  (1.46)%             13.36%++             11%
                  (1.95)%             18.36%++             11%
                   0.84%               1.36%               51%
                   0.88                1.38                52
                   0.44                1.36                68
                   0.30                1.35                73
                   0.58                1.31                53
                   0.09%               2.17%               51%
                   0.11                2.20                52
                  (0.29)               2.16                68
                  (0.45)               2.14                73
                  (0.14)               2.18                53
                  (1.52)%            310.77%++            384%
                  (1.79)%              2.86%              384%
                  (1.68)               3.00             1,259
                  (1.99)               2.57             1,102
                  (1.50)               2.45               750
                  (1.65)               2.40               250
                   0.46%               2.06%               58%
                   0.59                2.22                89
                  (0.21)               2.08               102
                   0.18                1.97                68
                   0.33                1.95               179
                  (0.15)%              2.86%               58%
                  (0.17)               3.03                89
                  (0.73)               2.93               102
                  (0.51)               2.57                68
                  (0.38)               2.74               179

FINANCIAL HIGHLIGHTS



          60  PROSPECTUS

For the Years Ended May 31,
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD       INCOME (LOSS)    ON INVESTMENTS
                                     ---------       -------------    --------------
INTERNATIONAL EQUITY INDEX FUND
  A Shares
    2004........................       $ 8.28            $ 0.07(1)        $ 2.68(1)
    2003........................         9.64              0.10(1)         (1.45)(1)
    2002........................        11.05             (0.02)           (1.38)
    2001........................        13.80             (0.01)           (2.65)
    2000........................        11.70             (0.11)            2.32
  L Shares
    2004........................       $ 8.10            $ 0.02(1)        $ 2.62(1)
    2003........................         9.48              0.01(1)         (1.39)(1)
    2002........................        10.93             (0.12)           (1.33)
    2001........................        13.74             (0.06)           (2.66)
    2000........................        11.73              0.08             2.04

MID-CAP EQUITY FUND
  A Shares
    2004........................       $ 8.42            $ 0.02(1)        $ 1.51(1)
    2003........................         9.47             (0.05)(1)        (1.00)(1)
    2002........................        10.64             (0.03)           (1.14)
    2001........................        13.82             (0.05)           (0.62)
    2000........................        12.50             (0.19)            2.37
  L Shares
    2004........................       $ 7.92            $(0.04)(1)       $ 1.43(1)
    2003........................         8.97             (0.10)(1)        (0.95)(1)
    2002........................        10.14              0.02            (1.19)
    2001........................        13.35             (0.07)           (0.63)
    2000........................        12.17             (0.22)            2.26

MID-CAP VALUE EQUITY FUND
  A Shares
    2004(4).....................       $ 9.39            $ 0.02(1)        $ 1.55(1)
  L Shares
    2004........................       $ 8.58            $(0.01)(1)       $ 2.33(1)
    2003........................        10.92              0.01            (2.16)
    2002(2).....................        10.00             (0.01)            0.93

SMALL CAP GROWTH STOCK FUND
  A Shares
    2004........................       $15.00            $(0.22)(1)       $ 5.14(1)
    2003........................        17.12             (0.17)(1)        (1.70)(1)
    2002........................        18.26             (0.17)           (0.90)
    2001........................        18.27             (0.59)            2.04
    2000(3).....................        16.46             (0.07)            1.88
  L Shares
    2004........................       $14.45            $(0.34)(1)       $ 4.95(1)
    2003........................        16.62             (0.26)(1)        (1.66)(1)
    2002........................        17.85             (0.02)           (1.14)
    2001........................        18.00             (0.25)            1.56
    2000........................        14.46             (0.04)            3.77


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------
INTERNATIONAL EQUITY INDEX FUND
  A Shares
    2004........................      $ 2.75            $(0.10)            $   --             $(0.10)
    2003........................       (1.35)            (0.01)                --              (0.01)
    2002........................       (1.40)            (0.01)                --              (0.01)
    2001........................       (2.66)               --              (0.09)             (0.09)
    2000........................        2.21                --              (0.11)             (0.11)
  L Shares
    2004........................      $ 2.64            $(0.05)            $   --             $(0.05)
    2003........................       (1.38)               --                 --                 --
    2002........................       (1.45)               --                 --                 --
    2001........................       (2.72)               --              (0.09)             (0.09)
    2000........................        2.12                --              (0.11)             (0.11)
MID-CAP EQUITY FUND
  A Shares
    2004........................      $ 1.53            $(0.03)            $   --             $(0.03)
    2003........................       (1.05)               --                 --                 --
    2002........................       (1.17)               --                 --                 --
    2001........................       (0.67)               --              (2.51)             (2.51)
    2000........................        2.18                --              (0.86)             (0.86)
  L Shares
    2004........................      $ 1.39            $(0.01)            $   --             $(0.01)
    2003........................       (1.05)               --                 --                 --
    2002........................       (1.17)               --                 --                 --
    2001........................       (0.70)               --              (2.51)             (2.51)
    2000........................        2.04                --              (0.86)             (0.86)
MID-CAP VALUE EQUITY FUND
  A Shares
    2004(4).....................      $ 1.57            $(0.02)            $   --             $(0.02)
  L Shares
    2004........................      $ 2.32            $   --*            $   --             $   --*
    2003........................       (2.15)            (0.01)             (0.18)             (0.19)
    2002(2).....................        0.92                --                 --                 --
SMALL CAP GROWTH STOCK FUND
  A Shares
    2004........................      $ 4.92            $   --             $   --             $   --
    2003........................       (1.87)               --              (0.25)             (0.25)
    2002........................       (1.07)               --              (0.07)             (0.07)
    2001........................        1.45                --              (1.46)             (1.46)
    2000(3).....................        1.81                --                 --                 --
  L Shares
    2004........................      $ 4.61            $   --             $   --             $   --
    2003........................       (1.92)               --              (0.25)             (0.25)
    2002........................       (1.16)               --              (0.07)             (0.07)
    2001........................        1.31                --              (1.46)             (1.46)
    2000........................        3.73                --              (0.19)             (0.19)

*  Amount represents less than $0.005.
+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1) Per share data calculated using average shares outstanding method.
(2) Commenced operations on November 30, 2001. All ratios for the period have been annualized.
(3) A Shares were offered beginning on December 12, 1999. All ratios for the period have been annualized.
(4) A Shares were offered beginning on October 27, 2003. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  61

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $10.93              33.26%             $15,037               1.49%
                  8.28            (14.03)                9,877               1.49
                  9.64            (12.65)                3,222               1.49
                 11.05            (19.31)                3,451               1.46
                 13.80              18.86                4,563               1.47
                $10.69              32.60%             $ 5,208               2.14%
                  8.10            (14.56)                3,093               2.14
                  9.48            (13.27)                3,505               2.14
                 10.93            (19.84)                4,731               2.10
                 13.74              18.04                5,853               2.12

                $ 9.92              18.16%             $17,125               1.68%
                  8.42            (11.09)               12,137               1.68
                  9.47            (11.00)               10,766               1.68
                 10.64             (7.34)               12,316               1.66
                 13.82              18.55               14,513               1.62
                $ 9.30              17.51%             $15,998               2.28%
                  7.92            (11.71)               12,013               2.28
                  8.97            (11.54)               13,937               2.28
                 10.14             (7.88)               12,910               2.26
                 13.35              17.87               14,588               2.22

                $10.94              16.73%             $   610               1.60%
                $10.90              27.06%             $ 7,880               1.90%
                  8.58            (19.58)                5,744               1.90
                 10.92               9.24                5,465               1.89

                $19.92              32.80%             $40,590               1.61%
                 15.00            (10.77)               21,887               1.61
                 17.12             (5.86)               24,978               1.61
                 18.26               7.89               28,933               1.60
                 18.27              11.00               39,865               1.55
                $19.06              31.90%             $40,354               2.31%
                 14.45            (11.40)               25,601               2.31
                 16.62             (6.50)               29,457               2.31
                 17.85               7.19               26,941               2.29
                 18.00              25.95               23,228               2.25

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
            (LOSS) TO AVERAGE      WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                   0.73%              1.61%                10%
                   1.33               1.87                 25
                 (0.12)               1.90                 35
                   0.05               1.83                 13
                   0.07               1.79                  9
                   0.25%              2.54%                10%
                   0.18               2.82                 25
                 (0.68)               2.62                 35
                 (0.61)               2.15                 13
                 (0.36)               2.61                  9
                   0.20%              1.87%               126%
                 (0.68)               1.92                144
                 (0.63)               1.89                 87
                 (0.69)               1.86                100
                 (0.43)               1.81                131
                (0.41)%               2.54%               126%
                 (1.33)               2.60                144
                 (1.23)               2.50                 87
                 (1.29)               2.46                100
                 (1.05)               2.44                131
                   0.24%              4.23%                95%
                (0.11)%               2.74%                95%
                   0.03               2.85                 71
                 (0.31)               2.72                 30
                (1.20)%               1.88%               107%
                 (1.23)               1.93                 96
                 (1.37)               1.88                100
                 (1.33)               1.87                112
                 (1.26)               1.79                110
                (1.90)%               2.40%               107%
                 (1.93)               2.46                 96
                 (2.07)               2.41                100
                 (2.01)               2.39                112
                 (1.92)               2.42                110

FINANCIAL HIGHLIGHTS



          62  PROSPECTUS

For the Years Ended May 31,
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD       INCOME (LOSS)    ON INVESTMENTS
                                     ---------       -------------    --------------
SMALL CAP VALUE EQUITY FUND
  A Shares
    2004(2).....................       $15.75            $ 0.03(1)        $ 2.41(1)
  L Shares
    2004........................       $13.55            $(0.10)(1)       $ 4.46(1)
    2003........................        14.43             (0.04)           (0.84)
    2002........................        12.15                --             2.29
    2001........................         9.10              0.07             3.04
    2000........................         9.65                --            (0.54)

STRATEGIC QUANTITATIVE EQUITY
  FUND
  A Shares
    2004(3).....................       $11.35            $(0.05)(1)       $ 1.00(1)
  L Shares
    2004(4).....................       $11.64            $(0.11)(1)       $ 0.72(1)

TAX SENSITIVE GROWTH STOCK FUND
  A Shares
    2004(5).....................       $22.32            $(0.10)(1)       $ 1.04(1)
  L Shares
    2004........................       $19.85            $(0.29)(1)       $ 2.48(1)
    2003........................        22.45             (0.20)(1)        (2.40)(1)
    2002........................        26.10             (0.41)           (3.24)
    2001........................        32.65             (0.36)           (6.19)
    2000........................        29.85             (0.16)            2.96

VALUE INCOME STOCK FUND
  A Shares
    2004........................       $ 9.70            $ 0.11(1)        $ 1.73(1)
    2003........................        11.01              0.12            (1.32)
    2002........................        11.58              0.08            (0.56)
    2001........................        10.35              0.14             1.25
    2000........................        12.81              0.19            (1.48)
  L Shares
    2004........................       $ 9.60            $ 0.03(1)        $ 1.72(1)
    2003........................        10.90              0.05            (1.31)
    2002........................        11.46                --            (0.55)
    2001........................        10.24              0.04             1.26
    2000........................        12.68              0.08            (1.44)


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------
SMALL CAP VALUE EQUITY FUND
  A Shares
    2004(2).....................      $ 2.44            $(0.01)            $   --             $(0.01)
  L Shares
    2004........................      $ 4.36            $   --*            $   --             $   --*
    2003........................       (0.88)               --                 --                 --
    2002........................        2.29             (0.01)                --              (0.01)
    2001........................        3.11             (0.06)                --              (0.06)
    2000........................       (0.54)            (0.01)                --              (0.01)
STRATEGIC QUANTITATIVE EQUITY
  FUND
  A Shares
    2004(3).....................      $ 0.95            $   --             $(0.25)            $(0.25)
  L Shares
    2004(4).....................      $ 0.61            $   --             $(0.25)            $(0.25)
TAX SENSITIVE GROWTH STOCK FUND
  A Shares
    2004(5).....................      $ 0.94            $   --             $   --             $   --
  L Shares
    2004........................      $ 2.19            $   --             $   --             $   --
    2003........................       (2.60)               --                 --                 --
    2002........................       (3.65)               --                 --                 --
    2001........................       (6.55)               --                 --                 --
    2000........................        2.80                --                 --                 --
VALUE INCOME STOCK FUND
  A Shares
    2004........................      $ 1.84            $(0.11)            $   --             $(0.11)
    2003........................       (1.20)            (0.11)                --              (0.11)
    2002........................       (0.48)            (0.09)                --              (0.09)
    2001........................        1.39             (0.16)                --              (0.16)
    2000........................       (1.29)            (0.18)             (0.99)             (1.17)
  L Shares
    2004........................      $ 1.75            $(0.04)            $   --             $(0.04)
    2003........................       (1.26)            (0.04)                --              (0.04)
    2002........................       (0.55)            (0.01)                --              (0.01)
    2001........................        1.30             (0.08)                --              (0.08)
    2000........................       (1.36)            (0.09)             (0.99)             (1.08)

*  Amount represents less than $0.005.
+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
(1) Per share data calculated using average shares outstanding method.
(2) A Shares were offered beginning on October 9, 2003. All ratios for the period have been annualized.
(3) A Shares were offered beginning on October 8, 2003. All ratios for the period have been annualized.
(4) L Shares were offered beginning on October 13, 2003. All ratios for the period have been annualized.
(5) A Shares were offered beginning on October 14, 2003. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  63

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $18.18              15.51%            $  4,088               1.55%
                $17.91              32.20%            $ 46,192               2.26%
                 13.55              (6.10)              34,064               2.31
                 14.43              18.92               32,708               2.31
                 12.15              34.30               11,167               2.30
                  9.10              (5.65)               8,596               2.27

                $12.05               8.48%            $    155               1.55%
                $12.00               5.34%            $  1,573               2.30%

                $23.26               4.21%            $    365               1.65%
                $22.04              11.03%            $ 92,966               2.31%
                 19.85             (11.58)             110,085               2.31
                 22.45             (13.98)             167,973               2.31
                 26.10             (20.06)             233,496               2.30
                 32.65               9.38              290,595               2.25

                $11.43              19.10%            $ 73,257               1.28%
                  9.70             (10.85)              65,294               1.28
                 11.01              (4.14)              75,697               1.28
                 11.58              13.63               85,584               1.28
                 10.35             (10.83)             104,178               1.28
                $11.31              18.27%            $ 57,403               2.02%
                  9.60             (11.56)              49,007               2.02
                 10.90              (4.82)              59,392               2.02
                 11.46              12.85               65,895               2.01
                 10.24             (11.50)              84,563               2.02

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
            (LOSS) TO AVERAGE      WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                   0.30%               2.15%              44%
                  (0.64)%              2.45%              44%
                  (0.40)               2.50               29
                  (0.38)               2.52               29
                   0.63                2.66               86
                   0.21                2.56               65
                  (0.67)%             10.70%++           344%
                  (1.42)%              3.09%             344%
                  (0.71)%              4.48%++            49%
                  (1.34)%              2.41%              49%
                  (1.07)               2.40               58
                  (1.16)               2.36               69
                  (1.15)               2.34              103
                  (0.91)               2.35               30
                   1.01%               1.31%              67%
                   1.29                1.32               46
                   0.74                1.31               60
                   1.31                1.31               77
                   1.64                1.28               62
                   0.27%               2.07%              67%
                   0.55                2.10               46
                     --                2.05               60
                   0.59                2.05               77
                   0.91                2.03               62

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  PRIVACY POLICY

STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUNDS' WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.
                                                                    STIPUALE1004

(COVER GRAPHIC)

STI CLASSIC FUNDS
FOR PARTICIPANTS OF SUNTRUST BANKS
SPONSORED RETIREMENT PLANS

PROSPECTUS

     OCTOBER 1, 2004

AGGRESSIVE GROWTH STOCK FUND
BALANCED FUND
CAPITAL APPRECIATION FUND
CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND
CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND
EMERGING GROWTH STOCK FUND
GROWTH AND INCOME FUND
HIGH INCOME FUND
INFORMATION AND TECHNOLOGY FUND
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND
INVESTMENT GRADE BOND FUND
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
MID-CAP EQUITY FUND
MID-CAP VALUE EQUITY FUND
SHORT-TERM BOND FUND
SHORT-TERM U.S. TREASURY SECURITIES FUND
SMALL CAP GROWTH STOCK FUND
SMALL CAP VALUE EQUITY FUND
STRATEGIC INCOME FUND
STRATEGIC QUANTITATIVE EQUITY FUND
TAX SENSITIVE GROWTH STOCK FUND
U.S. GOVERNMENT SECURITIES FUND
VALUE INCOME STOCK FUND
PRIME QUALITY MONEY MARKET FUND
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
U.S. TREASURY MONEY MARKET FUND
LIFE VISION AGGRESSIVE GROWTH FUND
LIFE VISION CONSERVATIVE FUND
LIFE VISION GROWTH AND INCOME FUND
LIFE VISION MODERATE GROWTH FUND

     INVESTMENT ADVISER:
     TRUSCO CAPITAL MANAGEMENT, INC.
     (the "Adviser")

     INVESTMENT SUBADVISER:
     (Aggressive Growth Stock Fund and
     Emerging Growth Stock Fund)
     ZEVENBERGEN CAPITAL INVESTMENTS LLC
     (the "Subadviser")

     -----------------
     STI CLASSIC FUNDS
     -----------------


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the T Shares of each Fund (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.
This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

 2      AGGRESSIVE GROWTH STOCK FUND
 4      BALANCED FUND

 7      CAPITAL APPRECIATION FUND

 9      CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND

 11     CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND

 14     CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND

 16     EMERGING GROWTH STOCK FUND

 18     GROWTH AND INCOME FUND

 20     HIGH INCOME FUND

 23     INFORMATION AND TECHNOLOGY FUND

 26     INTERNATIONAL EQUITY FUND

 29     INTERNATIONAL EQUITY INDEX FUND

 32     INVESTMENT GRADE BOND FUND

 35     LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

 38     MID-CAP EQUITY FUND

 41     MID-CAP VALUE EQUITY FUND

 43     SHORT-TERM BOND FUND

 46     SHORT-TERM U.S. TREASURY SECURITIES FUND

 48     SMALL CAP GROWTH STOCK FUND

 50     SMALL CAP VALUE EQUITY FUND

 53     STRATEGIC INCOME FUND

 56     STRATEGIC QUANTITATIVE EQUITY FUND

 58     TAX SENSITIVE GROWTH STOCK FUND

 61     U.S. GOVERNMENT SECURITIES FUND

 64     VALUE INCOME STOCK FUND

 66     PRIME QUALITY MONEY MARKET FUND

 68     U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

 70     U.S. TREASURY MONEY MARKET FUND

 72     LIFE VISION AGGRESSIVE GROWTH FUND

 75     LIFE VISION CONSERVATIVE FUND

 78     LIFE VISION GROWTH AND INCOME FUND

 82     LIFE VISION MODERATE GROWTH FUND

 85     MORE INFORMATION ABOUT RISK

 87     MORE INFORMATION ABOUT FUND INVESTMENTS

 88     INVESTMENT ADVISER

 88     INVESTMENT SUBADVISER

 89     PORTFOLIO MANAGERS

 91     PURCHASING AND SELLING FUND SHARES

 94     DIVIDENDS AND DISTRIBUTIONS

 94     TAXES

 96     FINANCIAL HIGHLIGHTS

INSIDE  PRIVACY POLICY
BACK
COVER
BACK    HOW TO OBTAIN MORE INFORMATION
COVER    ABOUT THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------

(SUITCASE  FUND SUMMARY
  ICON)

(TELESCOPE INVESTMENT STRATEGY
  ICON)

(LIFE      WHAT ARE THE PRINCIPAL RISKS OF INVESTING?
PRESERVER
  ICON)

(TARGET    PERFORMANCE INFORMATION
  ICON)

(LINE      WHAT IS AN INDEX?
  GRAPH
  ICON)

(COIN      FUND FEES AND EXPENSES
  ICON)


(MOUNTAIN  MORE INFORMATION ABOUT FUND INVESTMENTS
  ICON)

(MAGNIFYING INVESTMENT ADVISER
  GLASS
  ICON)

(HAND      PURCHASING AND SELLING FUND SHARES
  SHAKE
  ICON)

--------------------------------------------------------------------------------
OCTOBER 1, 2004

                                                                   PROSPECTUS  1

                                                            CUSIP/TICKER SYMBOLS

FUND NAME                                              CLASS     INCEPTION*   TICKER  CUSIP

EQUITY FUNDS

Aggressive Growth Stock Fund                           T Shares    2/23/04    SCATX   784767188

Balanced Fund                                          T Shares     1/3/94    SBATX   784766735

Capital Appreciation Fund                              T Shares     7/1/92    STCAX   784766867

Emerging Growth Stock Fund                             T Shares    2/23/04    SEGTX   784767238

Growth and Income Fund                                 T Shares    9/26/92    CRVAX   784766198

Information & Technology Fund                          T Shares    9/30/99    STECX   784767840

International Equity Fund                              T Shares    12/1/95    STITX   784766388

International Equity Index Fund                        T Shares     6/6/94    SIEIX   784766594

Mid-Cap Equity Fund                                    T Shares     2/2/94    SAGTX   784766750

Mid-Cap Value Equity Fund                              T Shares   11/30/01    SMVTX   784767725

Small Cap Growth Stock Fund                            T Shares    10/8/98    SSCTX   784766263

Small Cap Value Equity Fund                            T Shares    1/31/97    SCETX   784766370

Strategic Quantitative Equity Fund                     T Shares     8/7/03    SQETX   784767527

Tax Sensitive Growth Stock Fund                        T Shares   12/11/98    STTAX   784766230

Value Income Stock Fund                                T Shares   10/31/89    STVTX   784766834
FIXED INCOME FUNDS

Classic Institutional High Quality Bond Fund           T Shares   11/13/03    SHQTX   784767477

Classic Institutional Super Short Income Plus
  Fund                                                 T Shares    10/3/02    STSSX   784767584

Classic Institutional Total Return Bond Fund           T Shares    1/14/04    STBTX   784767469

High Income Fund                                       T Shares    10/3/01    STHTX   784767766

Investment Grade Bond Fund                             T Shares    7/16/92    STIGX   784766701

Limited-Term Federal Mortgage Securities Fund          T Shares     6/6/94    SLMTX   784766628

Short-Term Bond Fund                                   T Shares    3/15/93    SSBTX   784766826

Short-Term U.S. Treasury Securities Fund               T Shares    3/15/93    SUSTX   784766792

Strategic Income Fund                                  T Shares   11/30/01    STICX   784767691

U.S. Government Securities Fund                        T Shares     8/1/94    SUGTX   784766644

MONEY MARKET FUNDS

Prime Quality Money Market Fund                        T Shares     6/8/92    SQTXX   784766107

U.S. Government Securities Money Market Fund           T Shares     6/8/92    STUXX   784766305

U.S. Treasury Money Market Fund                        T Shares    2/18/87    CUSXX   784767402

LIFE VISION FUNDS

Life Vision Aggressive Growth Fund                     T Shares    6/30/97    CVMGX   784767881

Life Vision Conservative Fund                          T Shares   10/01/03    SCCTX   784767485

Life Vision Growth and Income Fund                     T Shares    6/30/97    CLVGX   784767873

Life Vision Moderate Growth Fund                       T Shares    6/30/97    CLVBX   784767865


 * The performance included under "Performance Information" may include the performance of other classes of the Fund and/or predecessors of the Fund.

                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser (or the Subadviser) invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's (or the Subadviser's) judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser (or the Subadviser) does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund (other than a money market fund) is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

AGGRESSIVE GROWTH STOCK FUND



           2  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             Common stocks of U.S. multi-cap growth companies
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities of companies with favorable prospects for future revenue, earnings, and/or cash flow
                                             growth
INVESTOR PROFILE                             Investors who want to increase the value of their
                                             investment, but do not need income, and who are willing to accept more volatility for the possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Aggressive Growth Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. The Aggressive Growth Stock Fund invests primarily in common stocks of U.S. companies of all sizes that exhibit strong growth characteristics. Using a "bottom-up" approach, the Subadviser identifies companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth "drivers" are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings are evaluated, providing the foundation for further fundamental research to determine the weighting of the Fund's investments in various equity market sectors. In addition, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid- capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Aggressive Growth Stock Fund commenced operations on February 23, 2004, and therefore, does not have performance history for a full calendar year.

                                                    AGGRESSIVE GROWTH STOCK FUND



                                                                   PROSPECTUS  3

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.25%
Other Expenses*                                               0.32%
                                                              -------------------
                                                              1.57%
Total Annual Operating Expenses**

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Aggressive Growth Stock Fund - T Shares    1.22%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS
 $160        $496

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

BALANCED FUND



           4  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation and current income

INVESTMENT FOCUS

  PRIMARY                                    U.S. common stocks

  SECONDARY                                  Bonds

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with a history of earnings
                                             growth and bonds with minimal risk

INVESTOR PROFILE                             Investors who want income from their investment, as well as an increase in its value


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Balanced Fund invests in common and preferred stocks, convertible securities, U.S. government obligations and investment grade corporate bonds. In selecting stocks for the Fund, the Adviser attempts to identify high-quality companies with a history of above average earnings growth. In selecting bonds, the Adviser tries to minimize risk while attempting to outperform selected market indices. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                                   BALANCED FUND



                                                                   PROSPECTUS  5

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

1995                    25.51%

1996                    12.13%

1997                    21.14%

1998                    19.55%

1999                     4.66%

2000                     4.79%

2001                     0.23%

2002                    -8.53%

2003                    10.05%

      BEST QUARTER               WORST QUARTER



         12.57%                     -5.97%
       (12/31/98)                  (6/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 1.26%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of a Hybrid 60/40 Blend of the S&P 500 (R) Index and the Lehman Brothers U.S. Government/Credit Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES               1 YEAR    5 YEARS   SINCE INCEPTION*
Balanced Fund           10.05%    2.04%          8.00%
Hybrid 60/40 Blend of
the Following Market
Benchmarks              18.76%    2.70%          9.77%
  S&P 500(R) Index      28.67%   -0.57%         11.06%
  Lehman Brothers
  U.S. Government/
  Credit Index           4.67%    6.66%          6.98%

* Since inception of the T Shares on January 3, 1994. Benchmark returns since December 31, 1993 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized composite made up of the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index, which include U.S. government, Treasury and agency securities, as well as high grade corporate bonds.

BALANCED FUND



           6  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.95%
Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses**                             1.01%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Balanced Fund - T Shares    0.99%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $103     $322      $558      $1,236

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                       CAPITAL APPRECIATION FUND



                                                                   PROSPECTUS  7

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation

INVESTMENT FOCUS                             U.S. common stocks

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with above average growth
                                             potential

INVESTOR PROFILE                             Investors who want the value of their investment to grow,
                                             but do not need to receive income on their investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large-cap stocks but will also utilize mid-cap stocks. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                     -7.41%

1995                     31.15%

1996                     20.31%

1997                     31.13%

1998                     28.06%

1999                      9.71%

2000                      1.62%

2001                     -6.49%

2002                    -21.98%

2003                     18.52%

      BEST QUARTER               WORST QUARTER
         22.93%                     -14.98%
       (12/31/98)                  (9/30/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 2.71%.

CAPITAL APPRECIATION FUND



           8  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500 (R) Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                  1 YEAR    5 YEARS   10 YEARS

Capital Appreciation
Fund                       18.52%   -0.73%      8.99%

S&P 500(R) Index           28.67%   -0.57%     11.06%

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.15%

Other Expenses*                                               0.05%
                                                              -----------------

Total Annual Operating Expenses                               1.20%

* The expense information in the table has been restated to reflect current fees.


-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $122     $381      $660      $1,455

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                    CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND



                                                                   PROSPECTUS  9

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Current income and price appreciation

INVESTMENT FOCUS                             High quality fixed income securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify intermediate duration securities that offer solid return potential and yield

INVESTOR PROFILE                             Conservative investors seeking to maximize income and yield consistent with intermediate share price volatility


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Classic Institutional High Quality Bond Fund invests at least 80% of its assets in high quality fixed income securities, primarily utilizing U.S. government, A rated or higher, corporate bonds and mortgage-backed securities (rated A or better by at least one National Statistical Ratings Organization). The Fund may also invest in futures, options, taxable municipal securities, asset backed securities and CMOs. The Adviser allocates the Fund's investments based on the Adviser's analysis of duration, yield curve structure, relative value sector and security analysis. The average duration of the Fund's portfolio will typically range from 3 to 10 years. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Classic Institutional High Quality Bond Fund commenced operations on October 27, 2003, and therefore does not have performance history for a full calendar year.

CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND



          10  PROSPECTUS

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

(COIN ICON)
             FUND FEES AND EXPENSES

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.50%

Other Expenses*                                               0.47%
                                                              -----------------
Total Annual Operating Expenses**                             0.97%


 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Classic Institutional High Quality Bond Fund - T Shares    0.82%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $99      $309      $536      $1,190

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                              CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND



                                                                  PROSPECTUS  11

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income consistent with preserving capital and maintaining liquidity

INVESTMENT FOCUS                             Short duration investment grade money market and fixed
                                             income securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify short duration securities that offer a comparably better return potential and yield than money
                                             market funds

INVESTOR PROFILE                             Conservative investors seeking to maximize income consistent with limited share price volatility


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Classic Institutional Super Short Income Plus Fund invests at least 80% of its net assets in short duration, investment grade money market and fixed income securities including, but not limited to, U.S. Treasury and agency securities, obligations of supranational entities and foreign governments, domestic and foreign corporate debt obligations, taxable municipal debt securities, mortgage-backed and asset-backed securities, repurchase agreements, and other mutual funds. The Fund normally expects to maintain an average effective duration between three months and one year. Individual purchases will generally be limited to securities with a maturity/average life of less than three years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given level of credit risk and maturity. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The price (NAV) of the Fund will fluctuate depending on general changes in interest rates as well as changes in the yields of the specific securities in the Fund. General (or macro) changes in interest rates may be as a result of economic developments or Federal Reserve policy while issuer specific changes in yield may be as a result of a change in creditworthiness of a particular issuer or industry. In general, the NAV of the Fund will rise when interest rates fall, and likewise, the NAV of the Fund will fall when interest rates rise. An objective of the Fund is to minimize NAV fluctuation by (a) maintaining the Fund average weighted duration between three months and one year and (b) diversifying the Fund among issuers and industries.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. government debt securities may under perform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or

CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND



          12  PROSPECTUS

similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's T Shares for the last year.*

(BAR CHART)



2003                    0.94%

      BEST QUARTER               WORST QUARTER



          0.41%                     -0.17%
        (3/31/03)                 (12/31/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.65%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Citigroup 6-Month Treasury Bill Index, iMoneyNet First Tier Institutional Average and Lipper Ultra-Short Obligation Funds Average. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                      1 YEAR   SINCE INCEPTION*
Classic Institutional Super
Short Income Plus Fund        0.94%         0.73%
Citigroup 6-Month Treasury
Bill Index                    1.18%         1.27%
iMoneyNet First Tier
Institutional Average         0.84%         0.92%
Lipper Ultra-Short
Obligation Funds Average      1.50%         1.79%

* Since inception of the T Shares on October 3, 2002. Benchmark returns since September 30, 2002 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 6-Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury Bills. iMoneyNet, Inc. First Tier Institutional Average is a widely recognized composite of money market funds that invest in securities rated in the highest category by at least two recognized rating agencies. The number of funds in the Average varies. The Lipper Ultra Short Obligation Funds Average consists of funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. The number of funds in the Average varies.

                              CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND



                                                                  PROSPECTUS  13

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.50%

Other Expenses*                                               0.32%
                                                              -----------------

Total Annual Operating Expenses**                             0.82%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Classic Institutional Super Short Income Plus Fund - T
  Shares                                                        0.51%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $84      $262      $455      $1,014

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND



          14  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Current income and price appreciation

INVESTMENT FOCUS                             Government, corporate, and mortgage-backed securities, plus other opportunistic investments
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to recognize relative value in fixed income markets
INVESTOR PROFILE                             Investors seeking diversification and attractive total
                                             returns in the fixed income market

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Classic Institutional Total Return Bond Fund invests at least 80% of its net assets in a wide array of fixed income securities, primarily utilizing U.S. government, investment grade corporate, and mortgage-backed securities. The Fund may also invest in high yield securities, international bonds, convertible bonds, futures, options, preferred stocks, taxable municipal securities, asset backed securities and CMOs. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of duration, yield curve structure and relative value sector and security analysis. The average weighted maturity of the Fund's portfolio will typically range from 4 to 10 years. Due to its investment strategy the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.

                                    CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND



                                                                  PROSPECTUS  15

Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Classic Institutional Total Return Bond Fund commenced operations on October 15, 2003, and, therefore, does not have performance history for a full calendar year.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.45%

Other Expenses*                                               0.42%
                                                              -----------------

Total Annual Operating Expenses**                             0.87%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Classic Institutional Total Return Bond Fund - T Shares    0.72%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $89      $278      $482      $1,073

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

EMERGING GROWTH STOCK FUND



          16  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             Common stocks of U.S. small- and mid-cap growth companies
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities of small-and
                                             mid-capitalization companies with favorable prospects for
                                             future revenue, earnings, and/or cash flow growth
INVESTOR PROFILE                             Investors who want to increase the value of their
                                             investment, but do not need income, and who are willing to accept more volatility for the possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Emerging Growth Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. The Emerging Growth Stock Fund invests primarily in stocks of U.S. companies with market capitalizations below $10 billion that exhibit strong growth characteristics. In selecting investments for the Fund, the Subadviser emphasizes companies that have a market capitalization of $5 billion or less. Using a "bottom-up" approach, the Subadviser identifies companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth "drivers" are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings are evaluated, providing the foundation for further fundamental research to determine the weighting of the Fund's investments in various equity market sectors. In addition, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid- capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Emerging Growth Stock Fund commenced operations on February 23, 2004, and therefore does not have performance history for a full calendar year.

                                                      EMERGING GROWTH STOCK FUND



                                                                  PROSPECTUS  17

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.25%
Other Expenses*                                               0.40%
                                                              -------------------
Total Annual Operating Expenses**                             1.65%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Emerging Growth Stock Fund -- T
  Shares                                 1.22%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS
 $168        $520

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

GROWTH AND INCOME FUND



          18  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS

  PRIMARY                                    Long-term capital appreciation

  SECONDARY                                  Current income

INVESTMENT FOCUS                             Equity securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities of companies with market
                                             capitalizations of at least $1.5 billion with attractive
                                             valuation and/or above average earnings potential relative either to their sectors or the market as a whole

INVESTOR PROFILE                             Investors who are looking for capital appreciation potential and some income with less volatility than the equity market as a whole


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Growth and Income Fund invests primarily in equity securities, including common stocks of domestic companies and listed American Depositary Receipts (ADRs) of foreign companies, all with market capitalizations of at least $1.5 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with attractive fundamental profiles. The portfolio management team selects stocks of companies with strong financial quality and above average earnings potential to secure the best relative values in each economic sector. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                     -0.81%


1995                     29.38%


1996                     19.06%


1997                     27.69%


1998                     18.20%


1999                     14.17%


2000                      1.43%


2001                     -6.60%


2002                    -19.64%


2003                     28.14%

      BEST QUARTER               WORST QUARTER



         17.38%                     -18.44%



        (6/30/97)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 4.80%.

                                                          GROWTH AND INCOME FUND



                                                                PROSPECTUS  19

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500 (R)/BARRA Value Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                   1 YEAR   5 YEARS   10 YEARS
Growth and Income Fund     28.14%    2.18%      9.89%
S&P 500(R)/BARRA Value
Index                      31.79%    1.95%     10.55%

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index comprised of securities in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.90%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses                               0.96%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $ 98     $306      $531      $1,178

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

HIGH INCOME FUND



          20  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS

  PRIMARY                                    High current income

  SECONDARY                                  Total return

INVESTMENT FOCUS                             High yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers
SHARE PRICE VOLATILITY                       High

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify lower-rated securities offering high
                                             current income of issuers generating adequate cash flow to meet their obligations

INVESTOR PROFILE                             Investors who seek high current income and who are willing to accept greater share price volatility through investment in high yield, below investment grade debt instruments


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The High Income Fund invests primarily in a diversified portfolio of higher yielding, lower-rated income producing securities of
U.S. and non-U.S. issuers. The Fund will invest at least 65%, and may invest up to 100%, of its assets in securities rated as "non-investment grade" by Moody's Investor Services, Inc. or by Standard & Poor's Rating Services or in unrated securities if, in the Adviser's opinion, they are of comparable quality. Such securities are commonly known as "junk bonds" and offer greater risks than investment grade bonds (i.e., rated BBB- or above by S&P or Baa3 or above by Moody's). In selecting debt securities for the Fund the Adviser seeks out companies with good fundamentals and performing prospects that are currently out of favor with investors. The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuer's ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the

                                                                HIGH INCOME FUND



                                                                  PROSPECTUS  21

issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


2002                                         -3.33%

2003                                         25.81%

      BEST QUARTER               WORST QUARTER
          8.73%                     -5.50%
        (6/30/03)                  (6/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 1.38%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers U.S. Corporate High Yield Bond Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                     1 YEAR   SINCE INCEPTION*

High Income Fund             25.81%        10.77%
Lehman Brothers U.S.
Corporate High Yield Bond
Index                        28.97%        14.08%


* Since inception of the T Shares on October 3, 2001. Benchmark returns since September 30, 2001 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Corporate High Yield Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index which covers the universe of fixed rate, non-investment grade debt.

HIGH INCOME FUND



          22  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.80%

Other Expenses*                                               0.07%
                                                              -----------------

Total Annual Operating Expenses**                             0.87%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

High Income Fund - T Shares    0.73%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $89      $278      $482      $1,073

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                 INFORMATION AND TECHNOLOGY FUND



                                                                  PROSPECTUS  23

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital growth

INVESTMENT FOCUS                             Common stocks of companies benefiting from information and technology

SHARE PRICE VOLATILITY                       Very high

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies benefiting from technology
                                             and information to achieve above average growth

INVESTOR PROFILE                             Aggressive investors with long-term investment goals who are willing to accept significant volatility for the possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Information and Technology Fund invests at least 80% of its net assets in common stocks of U.S.
companies that are expected to benefit substantially from information and technology and achieve above average growth. The Fund believes that information-oriented companies and technology-oriented companies offer the potential for significant long-term growth. The Fund's holdings are generally diversified across three market segments. The first segment is comprised of corporations whose core line of business focuses on an emerging information-related or technology-related market. The second segment consists of established technology companies that provide the infrastructure to support the transfer of information. The third segment includes established, non-tech corporations from multiple industries that are harnessing the power of information to drive company growth. In selecting investments for the Fund, the Adviser uses a "bottom-up" analysis that evaluates the competitive advantages and market sustainability of individual companies. The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Due to the focus of the Fund, many holdings share similar risk factors. Many companies in the portfolio have limited operating histories, function in rapidly changing business environments and trade at valuations that are significantly higher than average. As a result, the Fund's net asset value (NAV) may be more volatile than other, broadly diversified equity funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

INFORMATION AND TECHNOLOGY FUND



          24  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.
This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


2000                    -16.75%

2001                    -26.65%

2002                    -49.81%

2003                     42.16%

      BEST QUARTER               WORST QUARTER



         27.45%                     -32.91%



       (12/31/01)                  (9/30/01)




* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 2.76%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Goldman Sachs Technology Composite Index and the Lipper Science & Technology Funds Objective. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                      1 YEAR   SINCE INCEPTION*
Information and Technology
Fund                          42.16%         -6.20%

Goldman Sachs Technology
Composite Index               54.19%        -11.99%

Lipper Science & Technology
Funds Objective               55.95%        -10.91%


* Since inception of the T Shares on September 30, 1999.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index of selected technology funds. The Lipper Science & Technology Funds Objective is an average of funds that invest 65% of their equity portfolio in science and technology stocks. The number of funds in the Objective varies.

                                                 INFORMATION AND TECHNOLOGY FUND



                                                                  PROSPECTUS  25

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.10%

Other Expenses*                                               0.22%
                                                              -----------------

Total Annual Operating Expenses                               1.32%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $134     $418      $723      $1,590

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

INTERNATIONAL EQUITY FUND



          26  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             Foreign common stocks
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with good fundamentals or a history of consistent growth
INVESTOR PROFILE                             Investors who want an increase in the value of their
                                             investment without regard to income, are willing to accept the increased risks of international investing for the
                                             possibility of higher returns, and want exposure to a
                                             diversified portfolio of international stocks

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the International Equity Fund invests at least 80% of its net assets in common stocks and other equity securities of foreign companies. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Adviser's "bottom-up" approach to stock selection focuses on individual stocks and fundamental characteristics of companies. The Adviser's goal is to find companies with top management, quality products and sound financial positions, or a history of consistent growth in cash flows, sales, operating profits, returns on equity and returns on invested capital. In selecting investments for the Fund, the Adviser diversifies the Fund's investments among at least three foreign countries. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity market or the equity market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                       INTERNATIONAL EQUITY FUND



                                                                PROSPECTUS  27

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on December 1, 1995. Performance prior to December 1, 1995 is that of the Adviser's similarly managed collective investment fund, which began operations on January 31, 1995. The collective investment fund's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As a collective investment fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

1996                    22.08%
1997                    13.35%
1998                    11.22%
1999                     9.47%
2000                    -3.46%
2001                    -17.71%
2002                    -17.02%
2003                    36.86%

      BEST QUARTER               WORST QUARTER
         18.75%                     -19.71%
        (6/30/03)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 3.18%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI (R) EAFE (R)) Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*

International Equity
Fund                   36.86%   -0.25%          8.69%

MSCI(R) EAFE(R) Index  38.59%   -0.05%          4.60%


* Since inception of the collective investment fund on January 31, 1995.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI(R) EAFE(R) Index is a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 foreign and developed countries.

INTERNATIONAL EQUITY FUND



          28  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      1.25%

Other Expenses*                                               0.12%
                                                              -----------------

Total Annual Operating Expenses                               1.37%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $139     $434      $750      $1,646

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                 INTERNATIONAL EQUITY INDEX FUND



                                                                  PROSPECTUS  29

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Investment results that correspond to the performance of the
                                             MSCI(R) EAFE(R)-GDP Weighted Index

INVESTMENT FOCUS                             Foreign equity securities in the MSCI(R) EAFE(R)-GDP
                                             Weighted Index

SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Statistical analysis to track the MSCI(R) EAFE(R)-GDP
                                             Weighted Index

INVESTOR PROFILE                             Aggressive investors who want exposure to foreign markets
                                             and are willing to accept the increased risks of foreign
                                             investing for the possibility of higher returns


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the International Equity Index Fund invests at least 80% of its net assets in equity securities of foreign companies. In selecting investments for the Fund, the Adviser chooses companies included in the MSCI(R) EAFE(R)-GDP Weighted Index, an index of equity securities of companies located in Europe, Australasia and the Far East. While the Fund is structured to have overall investment characteristics similar to those of the Index, it selects a sample of securities within the Index using a statistical process. Therefore, the Fund will not hold all securities included in the Index. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

In addition to the above mentioned risks, the Adviser may not be able to match the performance of the Fund's benchmark.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

INTERNATIONAL EQUITY INDEX FUND



          30  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1995                    10.73%

1996                     6.04%

1997                     8.99%

1998                    30.02%

1999                    30.66%

2000                    -17.06%

2001                    -23.47%

2002                    -16.52%

2003                    40.54%

      BEST QUARTER               WORST QUARTER



         21.26%                     -20.53%
       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 4.95%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Morgan Stanley Capital International Europe, Australasia and Far East - Gross Domestic Product (MSCI (R)
EAFE (R)-GDP) Weighted Index.

T SHARES               1 YEAR    5 YEARS   SINCE INCEPTION*

International Equity
Index Fund              40.54%   -0.55%         4.88%

MSCI(R) EAFE(R)-GDP
Weighted Index          40.00%   -0.79%         3.87%


* Since inception of the T Shares on June 6, 1994. Benchmark returns since May 31, 1994 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI(R) EAFE(R)-GDP Weighted Index is a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 foreign and developed countries. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect to the market capitalization of the various companies operating in each country.

                                                 INTERNATIONAL EQUITY INDEX FUND



                                                                  PROSPECTUS  31

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.90%

Other Expenses*                                               0.13%
                                                              -----------------

Total Annual Operating Expenses**                             1.03%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

International Equity Index Fund - T Shares       0.98%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $105     $328      $569      $1,259

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

INVESTMENT GRADE BOND FUND



          32  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High total return through current income and capital
                                             appreciation, while preserving the principal amount invested

INVESTMENT FOCUS                             Investment grade U.S. government and corporate debt
                                             securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify relatively inexpensive securities in a selected market index

INVESTOR PROFILE                             Investors who want to receive income from their investment, as well as an increase in the value of the investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Investment Grade Bond Fund invests at least 80% of its net assets in investment grade fixed income securities. The Adviser focuses on corporate debt securities, U.S. Treasury obligations, and mortgage-backed securities. In selecting investments for the Fund, the Adviser tries to minimize risk while attempting to outperform selected market indices. Currently, the Adviser's selected index is the Lehman Brothers U.S. Government/Credit Index, a widely-recognized, unmanaged index of investment grade government and corporate debt securities. The Adviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of historical data, yield information and credit ratings. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                      INVESTMENT GRADE BOND FUND



                                                                  PROSPECTUS  33

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.
This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                    -3.32%


1995                    17.80%


1996                     2.34%


1997                     9.08%


1998                     9.19%


1999                    -1.53%


2000                     6.57%


2001                     9.06%


2002                     7.42%


2003                     3.70%


      BEST QUARTER               WORST QUARTER



          6.11%                     -2.67%



        (6/30/95)                  (3/31/94)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.57%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Objective. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                     1 YEAR   5 YEARS   10 YEARS
Investment Grade Bond Fund   3.70%     4.98%     5.87%
Lehman Brothers U.S.
Government/Credit Index      4.67%     6.66%     6.98%
Lehman Brothers U.S.
Aggregate Bond Index         4.10%     6.62%     6.95%
Lipper Intermediate
Investment-Grade Debt Funds
Objective                    4.56%     5.81%     6.16%

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized composite made up of the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index which include U.S. government, Treasury and agency securities, as well as high grade corporate bonds. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment-Grade Debt Funds Objective is a widely-recognized, equally weighted average that invests primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The number of funds in the Objective varies.

INVESTMENT GRADE BOND FUND



          34  PROSPECTUS


(COIN ICON)
             FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.74%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses                               0.80%

* The expense information in the table has been restated to reflect current fees.


-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $82      $255      $444       $990

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND



                                                                  PROSPECTUS  35

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital
INVESTMENT FOCUS                             Mortgage-backed securities
SHARE PRICE VOLATILITY                       Low
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities that are less prone to
                                             prepayment risk
INVESTOR PROFILE                             Conservative investors who want to receive income from their investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Limited-Term Federal Mortgage Securities Fund invests at least 80% of its net assets in U.S.
government agency mortgage-backed securities, such as Fannie Mae, GNMA and collateralized mortgage obligations. In selecting investments for the Fund, the Adviser tries to identify securities that the Adviser expects to perform well in rising and falling markets. The Adviser also attempts to reduce the risk that the underlying mortgages are prepaid by focusing on securities that it believes are less prone to this risk. For example, Fannie Mae or GNMA securities that were issued years ago may be less prone to prepayment risk because there have been many opportunities for prepayment, but few have occurred. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND



          36  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1995                    12.14%

1996                     4.53%

1997                     6.74%

1998                     6.90%

1999                     1.25%

2000                     8.60%

2001                     7.41%

2002                     7.50%

2003                     1.42%

      BEST QUARTER               WORST QUARTER
          4.36%                     -0.94%
        (9/30/01)                  (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.03%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Merrill Lynch 1-5 Year AAA U.S. Treasuries/ Agencies Index and the Merrill Lynch 1-5 Year U.S. Treasuries Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Limited-Term Federal
Mortgage Securities
Fund                   1.42%     5.18%         5.88%

Merrill Lynch 1-5
Year AAA U.S.
Treasuries/ Agencies
Index                  2.15%     5.82%         6.44%

Merrill Lynch 1-5
Year U.S. Treasuries
Index                  2.06%     5.72%         6.40%


* Since inception of the T Shares on June 6, 1994. Benchmark returns since May 31, 1994 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch 1-5 Year AAA U.S. Treasuries/Agencies Index includes U.S. government and agency bonds that have a minimum issue size of $150 million. The current market value of the Index is $1.50 trillion with duration of 2.06 years and yield to maturity of 2.48%. The Merrill Lynch 1-5 Year U.S. Treasuries Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. Treasury securities with maturities of 1 year or greater and no more than 5 years.

                                   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND



                                                                PROSPECTUS  37

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses**                             0.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Limited-Term Federal Mortgage Securities Fund - T Shares    0.68%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $73      $227      $395       $883

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

MID-CAP EQUITY FUND



          38  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation
INVESTMENT FOCUS                             U.S. mid-cap common stocks
SHARE PRICE VOLATILITY                       Moderate to high
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with above average growth
                                             potential at an attractive price
INVESTOR PROFILE                             Investors who want the value of their investment to grow and who are willing to accept more volatility for the
                                             possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Mid-Cap Equity Fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity U.S. traded securities that have small- to mid-sized capitalizations (i.e., companies with market capitalizations of $500 million to $10 billion or companies in the Russell Midcap(R) Index). U.S. traded securities may include American Depositary Receipts among other types of securities. In selecting investments for the Fund, the Adviser chooses companies that, in its opinion, offer above average stock price appreciation relative to other companies in the same economic sector. The Adviser utilizes proprietary, sector based models to rank stocks in each sector of the small- and mid-cap markets. These models utilize fundamental stock characteristics such as growth rates and cash flows. The Adviser utilizes fundamental research in the creation, maintenance, and enhancement of the sector based models to reflect change in the underlying small-and mid-cap markets.

Risk management is utilized extensively and a critical component of the overall investment process. The strategy is diversified with 100 to 140 stocks in the portfolio. Each stock is generally limited to no more than two percent of the portfolio. The portfolio is managed to reduce tracking error and overall volatility to the benchmark. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-cap common stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-cap sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                             MID-CAP EQUITY FUND



                                                                  PROSPECTUS  39

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1995                     31.22%

1996                     15.42%

1997                     21.23%

1998                      6.48%

1999                     16.14%

2000                     -2.97%

2001                      2.38%

2002                    -28.78%

2003                     28.99%




      BEST QUARTER               WORST QUARTER



         24.73%                     -19.96%



       (12/31/98)                  (9/30/98)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 3.68%.
-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Russell Midcap (R) Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

                                              SINCE
T SHARES                 1 YEAR   5 YEARS   INCEPTION*
Mid-Cap Equity
Fund                     28.99%    1.17%       7.45%

Russell Midcap(R) Index  40.06%    7.23%      11.98%


* Since inception of the T Shares on February 2, 1994, Benchmark return since January 31, 1994 (benchmark returns available only on a month end basis).


(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap(R) Index is a widely-recognized index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index is widely-recognized comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Each security in the Russell 1000(R) Index is float-adjusted market capitalization-weighted to ensure investable positions.

MID-CAP EQUITY FUND



          40  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      1.15%

Other Expenses*                                               0.07%
                                                              -----------------

Total Annual Operating Expenses                               1.22%

* The expense information in the table has been restated to reflect current fees.


-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $124     $387      $670      $1,477

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                       MID-CAP VALUE EQUITY FUND



                                                                  PROSPECTUS  41

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS

  PRIMARY                                    Capital appreciation

  SECONDARY                                  Current income

INVESTMENT FOCUS                             U.S. mid-cap equity securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify undervalued mid-cap securities

INVESTOR PROFILE                             Investors who primarily want the value of their investment to grow, but want to receive some income from their
                                             investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Mid-Cap Value Equity Fund invests at least 80% of its net assets in equity U.S. traded securities with market capitalizations between approximately $1 billion and $12 billion. U.S. traded securities may include American Depositary Receipts among other types of securities. In selecting investments for the Fund, the Adviser chooses common stocks that it believes are undervalued in the market. The Adviser may sell a security when it achieves a designated target price, a company's growth prospects change, or the opportunity for a better investment arises. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid-cap equity securities may underperform other segments of the equity market or the equity market as a whole.

The mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these smaller companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


2002                    -21.26%

2003                     29.51%

      BEST QUARTER               WORST QUARTER



         17.79%                     -23.08%
        (6/30/03)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 8.88%.

MID-CAP VALUE EQUITY FUND



          42  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Russell Midcap (R) Value Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                     1 YEAR   SINCE INCEPTION*
Mid-Cap Value Equity Fund    29.51%         3.41%

Russell Midcap(R) Value
Index                        38.07%        13.39%


* Since inception of the T Shares on November 30, 2001.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap(R) Value Index is a widely-recognized index that measures the performance of those Russell Midcap(R) companies with lower price- to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value index. The Russell 1000(R) Value Index is a widely- recognized index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is a widely-recognized comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Each security in the Russell 1000(R) Index is float-adjusted market capitalization-weighted to ensure investable positions.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.25%

Other Expenses*                                               0.07%
                                                              -----------------

Total Annual Operating Expenses**                             1.32%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Mid-Cap Value Equity Fund - T Shares    1.24%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
  $134      $418      $723      $1,590

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                            SHORT-TERM BOND FUND



                                                                  PROSPECTUS  43

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital
INVESTMENT FOCUS                             Investment grade U.S. government and corporate debt
                                             securities
SHARE PRICE VOLATILITY                       Low
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities that offer a comparably
                                             better return than similar securities for a given level of credit risk
INVESTOR PROFILE                             Income oriented investors who are willing to accept
                                             increased risk for the possibility of returns greater than money market investing

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Short-Term Bond Fund invests at least 80% of its net assets in a diversified portfolio of short-
to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund expects that it will normally maintain an effective maturity of 3 years or less. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

SHORT-TERM BOND FUND



          44  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                    -0.07%

1995                    11.77%

1996                     3.90%

1997                     6.78%

1998                     6.84%

1999                     0.92%

2000                     7.64%

2001                     7.54%

2002                     2.59%

2003                     2.53%

      BEST QUARTER               WORST QUARTER



          3.86%                     -0.75%



        (9/30/01)                 (12/31/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.15%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Citigroup 1-3 Year Government/Credit Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                     1 YEAR   5 YEARS   10 YEARS
Short-Term Bond Fund         2.53%     4.20%     4.99%

Citigroup 1-3 Year
Government/Credit Index      2.88%     5.86%     5.93%


(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 1-3 Year Government/ Credit Index is a widely-recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade
(BBB). The securities in the Index have maturities of 1 year or greater and less than 3 years.

                                                            SHORT-TERM BOND FUND



                                                                  PROSPECTUS  45

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses**                             0.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Short-Term Bond Fund - T Shares    0.67%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $73      $227      $395       $883

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

SHORT-TERM U.S. TREASURY SECURITIES FUND



          46  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital

INVESTMENT FOCUS                             Short-term U.S. Treasury securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify Treasury securities with maturities
                                             that offer a comparably better return potential and yield
                                             than either shorter maturity or longer maturity securities for a given level of interest rate risk
INVESTOR PROFILE                             Income oriented investors who are willing to accept
                                             increased risk for the possibility of returns greater than money market investing


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Short-Term U.S. Treasury Securities Fund invests exclusively in short-term U.S. Treasury securities (those with remaining maturities of 3 years or less) and shares of registered money market funds that invest in the foregoing. The Fund intends to maintain an average weighted maturity from 1 to 2 years. The Fund offers investors the opportunity to capture the advantage of investing in short-term bonds over money market instruments. Generally, short-term bonds offer a comparably better return than money market instruments, with a modest increase in interest rate risk. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view toward maximizing returns and yield. The Adviser tries to select those U.S. Treasury securities that offer the best risk/reward trade-off. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. Treasury securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                    1.41%


1995                    8.58%


1996                    4.52%


1997                    5.86%


1998                    6.24%


1999                    2.71%


2000                    6.65%


2001                    6.55%


2002                    4.61%


2003                    1.37%

      BEST QUARTER               WORST QUARTER



          2.64%                     -0.10%



        (9/30/01)                  (3/31/94)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.36%.

                                        SHORT-TERM U.S. TREASURY SECURITIES FUND



                                                                  PROSPECTUS  47

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Citigroup 1-3 Year Treasury Index and the Citigroup 6-Month Treasury Bill Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                     1 YEAR   5 YEARS   10 YEARS
Short-Term U.S. Treasury
Securities Fund              1.37%     4.35%     4.82%

Citigroup 1-3 Year Treasury
Index                        1.88%     5.37%     5.65%

Citigroup 6-Month Treasury
Bill Index                   1.18%     3.67%     4.47%



(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 1-3 Year Treasury Index is a widely-recognized index of U.S. Treasury securities with maturities of one year or greater and less than three years. The Citigroup 6-Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury bills.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.07%
                                                              -----------------

Total Annual Operating Expenses**                             0.72%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Short-Term U.S. Treasury Securities Fund - T Shares    0.67%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $74      $230      $401       $894

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

SMALL CAP GROWTH STOCK FUND



          48  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             U.S. small cap common stocks of growth companies
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Identifies small cap companies with above average growth
                                             potential
INVESTOR PROFILE                             Investors who want the value of their investment to grow,
                                             but do not need current income

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Small Cap Growth Stock Fund invests at least 80% of its net assets in equity U.S. traded securities with market capitalizations between $50 million and $3 billion in size. U.S. traded securities may include American Depositary Receipts among other types of securities. The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and the potential for capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

1999                     20.55%


2000                     11.76%


2001                     -0.82%


2002                    -22.71%


2003                     45.64%

      BEST QUARTER               WORST QUARTER
         24.19%                     -22.83%
        (6/30/03)                  (9/30/01)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 7.41%.

                                                     SMALL CAP GROWTH STOCK FUND



                                                                  PROSPECTUS  49

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P Small Cap 600 (R)/BARRA Growth Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

                                                SINCE
T SHARES                   1 YEAR   5 YEARS   INCEPTION*
Small Cap Growth Stock
Fund                       45.64%    8.51%      16.28%

S&P Small Cap 600(R)/
BARRA Growth Index         37.31%    6.67%      10.45%


* Since inception of the T Shares on October 8, 1998. Benchmark returns since September 30, 1998 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Small Cap 600(R)/BARRA Growth Index is a widely-recognized index that measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 600(R) Index consisting of those companies with the highest price-to-book ratios within the S&P 600(R) Index.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.15%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses                               1.21%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $123     $384      $665      $1,466

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

          50  PROSPECTUS

SMALL CAP VALUE EQUITY FUND

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS

  PRIMARY                                    Capital appreciation

  SECONDARY                                  Current income

INVESTMENT FOCUS                             U.S. small cap equity securities

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify undervalued small cap securities

INVESTOR PROFILE                             Investors who primarily want the value of their investment to grow, but want to receive some income from their
                                             investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Small Cap Value Equity Fund invests at least 80% of its net assets in equity U.S. traded securities that have small capitalizations (i.e., companies with market capitalizations under $3 billion). U.S. traded securities may include American Depositary Receipts among other types of securities. In selecting investments for the Fund, the Adviser chooses companies that it believes are undervalued in the market, relative to the industry sector and the company's own valuation history. The Adviser evaluates potential catalysts that may increase a stock's value to such an extent that the stock no longer meets the Fund's investment criteria. Additionally, all common stocks purchased for the Fund are required to pay cash dividends. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization equity securities may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                     SMALL CAP VALUE EQUITY FUND



                                                                  PROSPECTUS  51

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on January 31, 1997. Performance prior to January 31, 1997 is that of the Adviser's similarly managed collective investment fund, which began operations on August 31, 1994. The collective investment fund's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As a collective investment fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective investment fund's performance would have been lower.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

                                  (BAR CHART)


1995                     30.99%

1996                     34.25%

1997                     32.59%

1998                    -13.45%

1999                     -2.72%

2000                     17.96%

2001                     21.21%

2002                     -1.74%

2003                     37.05%

      BEST QUARTER               WORST QUARTER



         19.82%                     -21.99%



        (6/30/99)                  (9/30/98)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 9.85%.

-------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Russell 2000 (R) Value Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES               1 YEAR    5 YEARS   SINCE INCEPTION*

Small Cap Value
Equity Fund             37.05%   13.37%         15.40%

Russell 2000(R) Value
Index                   46.03%   12.28%         13.36%


* Since inception of the collective investment fund on August 31, 1994.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000(R) Value Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies in the Russell 2000(R) Index with lower growth rates and price-to-book ratios. The Russell 2000(R) Index is a widely-recognized, capitalization-weighted index that consists of a subset of the 3,000 largest U.S. companies.

SMALL CAP VALUE EQUITY FUND



          52  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      1.15%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses                               1.21%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $123     $384      $665      $1,466

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                           STRATEGIC INCOME FUND



                                                                  PROSPECTUS  53

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS

  PRIMARY                                    Current income

  SECONDARY                                  Preservation of capital

INVESTMENT FOCUS                             High yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income while reducing share price
                                             volatility through diversification across three major
                                             sectors of the fixed income market

INVESTOR PROFILE                             Investors who seek high current income with reduced risk of share price volatility


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Strategic Income Fund invests primarily in a diversified portfolio of high yield corporate, U.S. government and international bonds. The Fund will maintain a minimum average credit quality rating of BBB. The Fund will invest at least 15%, but not more than 60%, of its assets in a particular sector. In selecting debt securities for the Fund, the Adviser seeks out companies with good fundamentals and performing prospects that are currently out of favor with investors. The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuer's ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

STRATEGIC INCOME FUND



          54  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.
This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


2002                     3.58%

2003                    11.50%

      BEST QUARTER               WORST QUARTER



          4.99%                     -0.97%



        (6/30/03)                  (6/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.69%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of a Hybrid 34/33/33 Blend of the Merrill Lynch AAA U.S. Treasury/Agency Master Index, Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch Global Government Bond II ex U.S. Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                     1 YEAR   SINCE INCEPTION*
Strategic Income Fund        11.50%         6.68%

Hybrid 34/33/33 Blend of
the Following Market
Benchmarks                   10.27%         7.25%

  Merrill Lynch AAA U.S.
  Treasury/Agency Master
  Index                       2.36%         6.01%


T SHARES                     1 YEAR   SINCE INCEPTION*
  Merrill Lynch U.S. High
  Yield Master II Index      28.15%        11.19%

  Merrill Lynch Global
  Government Bond II ex
  U.S. Index                  1.90%         3.98%


* Since inception of the T Shares on November 30, 2001.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch AAA U.S. Treasury/Agency Master Index is a widely-recognized U.S. Government index that tracks the performance of the combined U.S. Treasury and U.S. agency markets. It includes U.S. dollar-denominated, U.S. Treasury and U.S. agency bonds, issued in the U.S. domestic bond market, having at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for U.S. Treasuries and $150 million for U.S. agencies. The Merrill Lynch U.S. High Yield Master II Index is a widely-recognized, market-value weighted (higher market value bonds have more influence than lower market value bonds) index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Merrill Lynch Global Government Bond II ex U.S. Index is a widely-recognized subset of the Merrill Lynch Global Government Bond Index including Belgian, Danish, Irish, Italian, New Zealand, Portuguese, Spanish, and Swedish returns. The Merrill Lynch Global Government Bond Index is a widely-recognized, broad-based index consisting of various maturities comprising Australian, Canadian, Dutch, French, German, Japanese, Swiss, U.K., and U.S. individual country returns.

                                                           STRATEGIC INCOME FUND



                                                                  PROSPECTUS  55

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.85%

Other Expenses*                                               0.11%
                                                              -----------------

Total Annual Operating Expenses**                             0.96%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Strategic Income Fund - T Shares    0.87%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $98      $306      $531      $1,178

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

STRATEGIC QUANTITATIVE EQUITY FUND



          56  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation

INVESTMENT FOCUS                             U.S. common stocks of companies with positive earnings
                                             characteristics purchased at reasonable value

SHARE PRICE VOLATILITY                       High

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies with superior
                                             earnings/valuation cycle characteristics within specific
                                             market sectors

INVESTOR PROFILE                             Investors who want to increase the value of their investment and are willing to accept more volatility for the
                                             possibility of higher returns


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Strategic Quantitative Equity Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. The Strategic Quantitative Equity Fund attempts, through the use of disciplined quantitative modeling, to objectively and consistently identify those companies with the most attractive earnings growth prospects and valuation characteristics within each sector. Those characteristics vary by sector. In some sectors, attractive stocks are selected based solely upon growth characteristics. In other sectors, a combination of growth and valuation characteristics are used to identify attractive stocks.

The Adviser believes that companies with higher earnings growth prospects will have more highly valued stocks. Companies producing sustained accelerating rates of earnings growth will generate increasing stock valuations. Companies producing sustained decelerating rates of earnings growth will generate decreasing stock valuations. This cycle of accelerating earnings growth with increasing stock valuation and decelerating earnings growth with decreasing stock valuation is called the earnings-valuation cycle. The Adviser uses quantitative modeling to evaluate and select the common stock of companies based on the philosophy that earnings/valuation cycles dictate stock performance, earnings/valuation cycles differ among market sectors, and diversification controls risk. The Fund invests in companies of all sizes so long as they have growth potential. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and the potential for capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The small- to mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small to mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Strategic Quantitative Equity Fund commenced operations on August 7, 2003, and therefore does not have performance history for a full calendar year.

                                              STRATEGIC QUANTITATIVE EQUITY FUND



                                                                  PROSPECTUS  57

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.15%

Other Expenses*                                               0.14%
                                                              -----------------

Total Annual Operating Expenses**                             1.29%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Strategic Quantitative Equity Fund - T Shares    1.11%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $131     $409      $708      $1,556

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

TAX SENSITIVE GROWTH STOCK FUND



          58  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital growth with nominal dividend income

INVESTMENT FOCUS                             U.S. common stocks of growth companies

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify companies that have above average
                                             growth potential and uses a low portfolio turnover strategy to reduce capital gains distributions

INVESTOR PROFILE                             Investors who want to increase the value of their investment while minimizing taxable capital gains distributions


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Tax Sensitive Growth Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. The Tax Sensitive Growth Stock Fund invests primarily in a diversified portfolio of common stocks of financially strong U.S. growth companies. Many of these companies have a history of stable or rising dividend payout policies.

The Adviser attempts to minimize the impact of capital gains taxes on investment returns by using a low turnover rate (generally 50% or less) strategy, in conjunction with other tax management strategies. These strategies may lead to lower capital gains distributions and, therefore, lower capital gains taxes. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of U.S. growth companies may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                 TAX SENSITIVE GROWTH STOCK FUND



                                                                  PROSPECTUS  59

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on December 11, 1998. Performance prior to December 11, 1998 is that of the Adviser's similarly managed collective investment fund, which began operations on December 31, 1995. The collective investment fund's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As a collective investment fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective investment fund's performance would have been lower.
This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1996                     21.04%

1997                     28.76%

1998                     31.73%

1999                     24.74%

2000                    -12.15%

2001                    -18.21%

2002                    -22.02%

2003                     21.16%

      BEST QUARTER               WORST QUARTER



         27.73%                     -16.20%



       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 2.15%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of S&P 500 (R) Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Tax Sensitive Growth
Stock Fund             21.16%   -3.27%          7.16%

S&P 500(R) Index       28.67%   -0.57%          9.38%


* Since inception of the collective investment fund on December 31, 1995.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

TAX SENSITIVE GROWTH STOCK FUND



          60  PROSPECTUS

(COIN ICON)
        FUND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.15%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses                               1.21%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your share at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $123     $384      $665      $1,466

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                 U.S. GOVERNMENT SECURITIES FUND



                                                                  PROSPECTUS  61

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital
INVESTMENT FOCUS                             Mortgage-backed securities and U.S. Treasury obligations
SHARE PRICE VOLATILITY                       Low to moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without adding undue risk
INVESTOR PROFILE                             Conservative investors who want to receive income from their investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The U.S. Government Securities Fund invests at least 80% of its net assets in U.S. government debt securities, such as mortgage-backed securities and U.S. Treasury obligations. In an attempt to provide a consistently high dividend without adding undue risk, the Fund focuses its investments in mortgage-backed securities. The effective average weighted maturity of the Fund's portfolio will typically range between 4 to 10 years. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

U.S. GOVERNMENT SECURITIES FUND



          62  PROSPECTUS

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1995                    17.33%

1996                     2.55%

1997                     8.94%

1998                     8.16%

1999                    -0.97%

2000                    10.98%

2001                     6.92%

2002                     9.68%

2003                     1.29%

      BEST QUARTER               WORST QUARTER



          5.89%                     -2.24%
        (6/30/95)                  (3/31/96)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was -0.14%.
-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average total returns for the periods ended December 31, 2003, to those of the Merrill Lynch Government/Mortgage Custom Index and the Lehman Brothers Intermediate U.S. Government Bond Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
U.S. Government
Securities Fund        1.29%     5.48%         6.57%

Merrill Lynch
Government/ Mortgage
Custom Index           2.84%     6.46%         7.49%

Lehman Brothers
Intermediate U.S.
Government Bond Index  2.29%     6.18%         6.85%


* Since inception of the T Shares on August 1, 1994. Benchmark returns since July 31, 1994 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Government/ Mortgage Custom Index is a synthetic index created by combining, at their respective market weights
(i) the Merrill Lynch Government Master Index, which is a widely-recognized index comprised of U.S. Treasury securities and U.S. government agency securities with a maturity of at least 1 year; and (ii) the Merrill Lynch Mortgage Master Index, which is a widely-recognized index comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregated pooled mortgages. The Lehman Brothers Intermediate U.S. Government Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, and corporate debt backed by the U.S. Government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year.

                                                 U.S. GOVERNMENT SECURITIES FUND



                                                                  PROSPECTUS  63

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.74%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses                               0.80%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $82      $255      $444       $990

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

VALUE INCOME STOCK FUND



          64  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS

  PRIMARY                                    Current income

  SECONDARY                                  Capital appreciation

INVESTMENT FOCUS                             U.S. common stocks

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify high dividend-paying, undervalued
                                             stocks

INVESTOR PROFILE                             Investors who are looking for current income and capital
                                             appreciation with less volatility than the average stock
                                             fund


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Value Income Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. In selecting investments for the Fund, the Adviser primarily chooses U.S. companies that have a market capitalization of at least $2 billion and that have a history of paying regular dividends. The Adviser focuses on dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                      3.54%

1995                     35.93%

1996                     19.46%

1997                     27.08%

1998                     10.58%

1999                     -2.93%

2000                     10.85%

2001                     -0.95%

2002                    -15.47%

2003                     23.64%

      BEST QUARTER               WORST QUARTER
         15.35%                     -19.89%
        (6/30/99)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 5.59%.

                                                         VALUE INCOME STOCK FUND



                                                                PROSPECTUS  65

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the S&P 500 (R)/BARRA Value Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                    1 YEAR   5 YEARS   10 YEARS
Value Income Stock Fund     23.64%    2.18%     10.16%

S&P 500(R)/BARRA Value
Index                       31.79%    1.95%     10.55%


(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index comprised of securities in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.80%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses                               0.86%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $88      $274      $477      $1,061

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

PRIME QUALITY MONEY MARKET FUND



          66  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital and liquidity

INVESTMENT FOCUS                             Money market instruments

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify money market instruments with the most attractive risk/return trade-off

INVESTOR PROFILE                             Conservative investors who want to receive current income
                                             from their investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Prime Quality Money Market Fund invests exclusively in high quality U.S. money market instruments and foreign money market instruments denominated in U.S. dollars. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk. The Adviser analyzes maturity, yields, market sectors and credit risk. Investments are made in money market instruments with the most attractive risk/return trade-off. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                     3.77%

1995                     5.47%

1996                     4.99%

1997                     5.15%

1998                     5.10%

1999                     4.74%

2000                     6.04%

2001                     3.72%

2002                     1.44%

2003                     0.67%

      BEST QUARTER               WORST QUARTER
          1.55%                      0.13%



        (9/30/00)                 (12/31/03)




* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.25%.

                                                 PRIME QUALITY MONEY MARKET FUND



                                                                  PROSPECTUS  67

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. First Tier Retail Average.

T SHARES                    1 YEAR   5 YEARS   10 YEARS
Prime Quality Money Market
Fund                        0.67%     3.30%     4.10%

iMoneyNet, Inc. First Tier
Retail Average              0.49%     3.04%     3.87%

To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------

          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Retail Average is a widely-recognized composite of money market funds that invest in securities rated in the highest category by at least two recognized rating agencies. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.05%
                                                              -----------------

Total Annual Operating Expenses**                             0.70%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Prime Quality Money Market Fund - T Shares    0.61%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $72      $224      $390       $871

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND



          68  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital and liquidity
INVESTMENT FOCUS                             U.S. Treasury and government agency securities, and
                                             repurchase agreements
PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without adding undue risk by
                                             analyzing yields
INVESTOR PROFILE                             Conservative investors who want to receive current income

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The U.S. Government Securities Money Market Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government, repurchase agreements involving these securities, and shares of registered money market funds that invest in the foregoing. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                    3.64%

1995                    5.39%

1996                    4.81%

1997                    4.99%

1998                    4.88%

1999                    4.41%

2000                    5.71%

2001                    3.67%

2002                    1.35%

2003                    0.55%

      BEST QUARTER               WORST QUARTER
          1.49%                      0.10%
       (12/31/00)                  (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.23%.

                                    U.S. GOVERNMENT SECURITIES MONEY MARKET FUND



                                                                  PROSPECTUS  69

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. Government & Agency Retail Average.

T SHARES                   1 YEAR   5 YEARS   10 YEARS
U.S. Government
Securities Money Market
Fund                       0.55%     3.12%     3.93%

iMoneyNet, Inc.
Government & Agency
Retail Average             0.48%     3.03%     3.82%


To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Government & Agency Retail Average is a
widely-recognized composite of all money market funds that invest in U.S. Treasury bills, repurchase agreements or securities issued by agencies of the U.S. Government. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.65%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses**                             0.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

U.S. Government Securities Money Market Fund - T Shares    0.63%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $73      $227      $395       $883

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

U.S. TREASURY MONEY MARKET FUND



          70  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while maintaining liquidity

INVESTMENT FOCUS                             Money market instruments issued and guaranteed by the U.S.
                                             Treasury

PRINCIPAL INVESTMENT STRATEGY                Investing in U.S. Treasury obligations and repurchase
                                             agreements

INVESTOR PROFILE                             Conservative investors who want to receive current income
                                             from their investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The U.S. Treasury Money Market Fund invests solely in U.S. Treasury obligations, repurchase agreements that are collateralized by obligations issued or guaranteed by the U.S. Treasury, and shares of registered money market funds that invest in the foregoing. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization (Standard and Poor's Corporation, AAA). As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1994                    3.50%

1995                    5.33%

1996                    4.77%

1997                    4.93%

1998                    4.82%

1999                    4.38%

2000                    5.63%

2001                    3.32%

2002                    1.17%

2003                    0.50%

      BEST QUARTER               WORST QUARTER



          1.46%                      0.09%
       (12/31/00)                  (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.15%.

                                                 U.S. TREASURY MONEY MARKET FUND



                                                                  PROSPECTUS  71

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. Treasury & Repo Retail Average.

T SHARES                     1 YEAR   5 YEARS   10 YEARS

U.S. Treasury Money Market
Fund                         0.50%     2.98%     3.82%

iMoneyNet, Inc. Treasury &
Repo Retail Average          0.42%     2.91%     3.74%


To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Treasury & Repo Retail Average is a widely-
recognized composite of money market funds that invest in U.S. Treasury bills and repurchase agreements backed by these securities. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.65%
Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses**                             0.71%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

U.S. Treasury Money Market Fund - T Shares    0.63%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS      5 YEARS      10 YEARS
 $73         $227         $395          $883

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

LIFE VISION AGGRESSIVE GROWTH FUND



          72  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High capital appreciation
INVESTMENT FOCUS                             Equity and money market funds
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Investing at least 80% of the Fund's assets in STI Classic
                                             Equity Funds
INVESTOR PROFILE                             Investors who want the value of their investment to grow,
                                             but do not need to receive income on their investment, and are willing to be subject to the risks of equity securities

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Life Vision Aggressive Growth Fund invests at least 80% of its assets in STI Classic Funds that invest primarily in equity securities. The Fund's remaining assets may be invested in STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total return, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                  INVESTMENT RANGE
                              (PERCENTAGE OF THE LIFE
                              VISION AGGRESSIVE GROWTH
ASSET CLASS                        FUND'S ASSETS)
------------------------------------------------------
Equity Funds                          80-100%
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity Fund
  Value Income Stock Fund
Money Market Funds                      0-20%
  Prime Quality Money Market Fund

Other STI Classic Funds may be utilized.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains taxes for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the STI Classic Funds in which this Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the STI Classic Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                              LIFE VISION AGGRESSIVE GROWTH FUND



                                                                  PROSPECTUS  73

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, this Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The Life Vision Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower.

This bar chart shows changes in the performance of this Life Vision Fund's T Shares from year to year.*

(BAR CHART)


1994                     -4.30%

1995                     25.12%

1996                     16.62%

1997                     22.53%

1998                     12.31%

1999                     10.31%

2000                      6.30%

2001                     -6.52%

2002                    -18.11%

2003                     26.69%

      BEST QUARTER               WORST QUARTER
         18.72%                     -16.74%
       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 4.35%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the average annual total returns of this Life Vision Fund for the periods ended December 31, 2003, to those of a Hybrid 90/10 Blend of the S&P 500 (R) Index and the Citigroup 3-Month Treasury Bill Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                       1 YEAR   5 YEARS   10 YEARS*
Life Vision Aggressive Growth
Fund                           26.69%    2.61%      8.13%

Hybrid 90/10 Blend of the
Following Market Benchmarks    25.71%   -0.04%     10.49%

  S&P 500(R) Index             28.67%   -0.57%     11.06%

  Citigroup 3-Month Treasury
  Bill Index                    1.07%    3.50%      4.30%


* Includes performance of the Adviser's asset allocation program.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Citigroup 3-Month Treasury Bill Index is a widely-recognized index of the 3 month U.S. Treasury bills.

LIFE VISION AGGRESSIVE GROWTH FUND



          74  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold T Shares of this Life Vision Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. This Life Vision Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.25%
Other Expenses*                                               0.10%
                                                              -----------------

Total Annual Operating Expenses**                             0.35%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Life Vision Aggressive Growth Fund - T Shares    0.21%

   The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on restated expenses of the underlying STI Classic Funds, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.08%. Therefore, total annualized expenses would be 1.43% before waivers and 1.29% after waivers.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, this Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $36      $113      $197       $443

These costs are all inclusive representing both direct Fund expenses and additional expenses associated with investments in underlying STI Classic Funds (1.43%):

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $146     $452      $782      $1,713

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser."

                                                   LIFE VISION CONSERVATIVE FUND



                                                                  PROSPECTUS  75

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation and current income

INVESTMENT FOCUS

  PRIMARY                                    Bond funds

  SECONDARY                                  Equity funds

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Investing pursuant to an asset allocation strategy in a
                                             combination of STI Classic Bond Funds, and to a lesser
                                             extent, STI Classic Equity Funds
INVESTOR PROFILE                             Investors who want income from their investment, as well as an increase in its value, but want to reduce risk by
                                             limiting exposure to equity securities

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Life Vision Conservative Fund invests in STI Classic Funds that invest primarily in fixed income securities, but may invest up to 35% of the Fund's assets in STI Classic Funds that invest primarily in equity securities. The Fund's remaining assets may be invested in STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total return, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                  INVESTMENT RANGE
                               (PERCENTAGE OF THE LIFE
                                 VISION CONSERVATIVE
ASSET CLASS                        FUND'S ASSETS)
------------------------------------------------------
Bond Funds                             65-100%
  Classic Institutional High Quality Bond Fund
  High Income Fund
  Classic Institutional Total Return Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage Securities Fund
  Short-Term U.S. Treasury
     Securities Fund
  U.S. Government Securities Fund

                                  INVESTMENT RANGE
                               (PERCENTAGE OF THE LIFE
                                 VISION CONSERVATIVE
ASSET CLASS                        FUND'S ASSETS)
------------------------------------------------------
Equity Funds                             0-35%
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity Fund
  Value Income Stock Fund
Money Market Funds                       0-20%
  Prime Quality Money Market Fund
------------------------------------------------------

Other STI Classic Funds may be utilized.

Due to its investment strategy, the Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the STI Classic Funds in which this Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

LIFE VISION CONSERVATIVE FUND



          76  PROSPECTUS

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Life Vision Conservative Fund commenced operations on March 11, 2003, and, therefore, does not have performance history for a full calendar year.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold T Shares of this Life Vision Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. The Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.25%

Other Expenses*                                               0.52%
                                                              -----------------

Total Annual Operating Expenses**                             0.77%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Life Vision Conservative Fund - T
  Shares                                   0.21%

  The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on restated expenses of the underlying STI Classic Funds, the cost borne by the Fund's investments in underlying STI Classic Funds were 1.01%. Therefore, total expenses would be 1.78% before waivers and 1.22% after waivers.

                                                   LIFE VISION CONSERVATIVE FUND



                                                                  PROSPECTUS  77

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS
 $79         $246

These costs are all inclusive representing both direct Fund expenses before waivers and additional expenses associated with investments in underlying STI Classic Funds (1.78%):

1 YEAR      3 YEARS
 $181        $560

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund's estimated expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser."

LIFE VISION GROWTH AND INCOME FUND



          78  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation

INVESTMENT FOCUS                             Equity and bond funds

SHARE PRICE VOLATILITY                       Moderate

PRINCIPAL INVESTMENT STRATEGY                Investing pursuant to an asset allocation strategy in a
                                             combination of STI Classic Equity Funds and, to a lesser
                                             extent, STI Classic Bond Funds

INVESTOR PROFILE                             Investors who want their assets to grow, but want to
                                             moderate the risks of equity securities through investment of a portion of their assets in bonds


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Life Vision Growth and Income Fund invests at least 70% to 80% of its assets in STI Classic Funds that invest primarily in either equity securities or fixed income securities. The Fund's remaining assets may be invested in shares of underlying STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total returns, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                 INVESTMENT RANGE
                             (PERCENTAGE OF THE LIFE
                             VISION GROWTH AND INCOME
ASSET CLASS                       FUND'S ASSETS)
-----------------------------------------------------
Equity Funds                          50-80%
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity Fund
  Value Income Stock Fund


                                 INVESTMENT RANGE
                             (PERCENTAGE OF THE LIFE
                             VISION GROWTH AND INCOME
ASSET CLASS                       FUND'S ASSETS)
-----------------------------------------------------
Bond Funds                            20-50%
  Classic Institutional High Quality
     Bond Fund
  High Income Fund
  Classic Institutional Total Return Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage
     Securities Fund
  Short-Term U.S. Treasury Securities Fund
  U.S. Government Securities Fund
Money Market Funds                     0-20%
  Prime Quality Money Market Fund
-----------------------------------------------------

Other STI Classic Funds may be utilized.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the STI Classic Funds in which this Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

                                              LIFE VISION GROWTH AND INCOME FUND



                                                                  PROSPECTUS  79

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, this Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The Life Vision Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower.

This bar chart shows changes in the performance of this Life Vision Fund's T Shares from year to year.*

(BAR CHART)


1994                     -3.52%

1995                     22.68%

1996                     12.16%

1997                     18.08%

1998                     11.16%

1999                      7.95%

2000                      7.08%

2001                     -2.55%

2002                    -11.99%

2003                     23.99%

      BEST QUARTER               WORST QUARTER



         13.65%                     -12.87%



       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 3.17%.

LIFE VISION GROWTH AND INCOME FUND



          80  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the average annual total returns of this Life Vision Fund for the periods ended December 31, 2003, to those of a Hybrid 65/25/10 Blend of the S&P 500 (R) Index, Lehman Brothers U.S. Aggregate Bond Index and the Citigroup 3-Month Treasury Bill Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                  1 YEAR   5 YEARS   10 YEARS*
Life Vision Growth and
Income Fund               23.99%    4.22%      7.92%
Hybrid 65/25/10 Blend of
the Following Market
Benchmarks                18.20%    1.34%      8.91%
  S&P 500(R) Index        28.67%   -0.57%     11.06%
  Lehman Brothers U.S.
  Aggregate Bond Index     4.10%    6.62%      6.95%
  Citigroup 3-Month
  Treasury Bill Index      1.07%    3.50%      4.30%

* Includes performance of the Adviser's asset allocation programs.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Citigroup 3-Month Treasury Bill Index is a widely-recognized index of the 3 month U.S. Treasury bills.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold T Shares of this Life Vision Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. This Life Vision Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.25%

Other Expenses*                                               0.07%
                                                              -----------------

Total Annual Operating Expenses**                             0.32%


 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Life Vision Growth and Income Fund - T Shares    0.21%

   The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on restated expenses of the underlying STI Classic Funds, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.06%. Therefore, total expenses would be 1.38% before waivers and 1.27% after waivers.

                                              LIFE VISION GROWTH AND INCOME FUND



                                                                PROSPECTUS  81

EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $33      $103      $180       $406

These costs are all inclusive representing both direct Fund expenses after waivers and additional expenses associated with investments in underlying STI Classic Funds (1.38%):

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $140     $437      $755      $1,657

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser."

LIFE VISION MODERATE GROWTH FUND



          82  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation and current income

INVESTMENT FOCUS                             Equity and bond funds

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Investing pursuant to an asset allocation strategy in a
                                             combination of STI Classic Equity and Bond Funds

INVESTOR PROFILE                             Investors who want income from their investment, as well as an increase in its value, and are willing to be subject to the risks of equity securities

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Life Vision Moderate Growth Fund principally invests in STI Classic Funds that invest primarily in equity securities and fixed income securities. The Fund's remaining assets may be invested in shares of underlying STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total returns, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                               VISION MODERATE GROWTH
                                  INVESTMENT RANGE
                               (PERCENTAGE OF THE LIFE
ASSET CLASS                        FUND'S ASSETS)
------------------------------------------------------
Equity Funds                           35-65%
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity Fund
  Value Income Stock Fund
Bond Funds                             35-65%
  Classic Institutional High Quality Bond Fund
  High Income Fund
  Classic Institutional Total Return Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage
     Securities Fund
  Short-Term U.S. Treasury Securities Fund
  U.S. Government Securities Fund
Money Market Funds                      0-20%
  Prime Quality Money Market Fund
------------------------------------------------------

Other STI Classic Funds may be utilized.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains taxes for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the STI Classic Funds in which this Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments,

                                                LIFE VISION MODERATE GROWTH FUND



                                                                  PROSPECTUS  83

particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, this Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The Life Vision Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower.

This bar chart shows changes in the performance of this Life Vision Fund's T Shares from year to year.*

(BAR CHART)


1994                    -2.97%

1995                    20.52%

1996                    10.51%

1997                    16.41%

1998                    11.15%

1999                     6.19%

2000                     5.46%

2001                    -1.10%

2002                    -8.28%

2003                    19.98%

      BEST QUARTER               WORST QUARTER



         11.24%                     -9.20%



       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 2.42%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the average annual total returns of this Life Vision Fund for the periods ended December 31, 2003, to those of a Hybrid 50/40/10 Blend of the S&P 500 (R) Index, Lehman Brothers U.S. Aggregate Bond Index and the Citigroup 3-Month Treasury Bill Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

T SHARES                  1 YEAR   5 YEARS   10 YEARS*

Life Vision Moderate
Growth Fund               19.98%    4.04%      7.38%
Hybrid 50/40/10 Blend of
the Following Market
Benchmarks                15.67%    3.09%      9.07%
S&P 500(R) Index          28.67%   -0.57%     11.06%
Lehman Brothers U.S.
Aggregate Bond Index       4.10%    6.62%      6.95%
Citigroup 3-Month
Treasury Bill Index        1.07%    3.50%      4.30%

* Includes performance of the Adviser's asset allocation program.

LIFE VISION MODERATE GROWTH FUND



          84  PROSPECTUS


(LINE GRAPH ICON)
        ------------------------------------------------------------------------
        WHAT IS AN INDEX?
        ------------------------------------------------------------------------
                    An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC- registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Citigroup 3-Month Treasury Bill Index is a widely-recognized index of the 3 month U.S. Treasury bills.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold T Shares of this Life Vision Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. This Life Vision Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      0.25%

Other Expenses*                                               0.07%
                                                              -----------------

Total Annual Operating Expenses**                             0.32%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Life Vision Moderate Growth Fund - T Shares    0.21%

  The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on restated expenses of the underlying STI Classic Funds, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.09%. Therefore, total expenses would be 1.41% before waivers and 1.30% after waivers.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $33      $103      $180       $406

These costs are all inclusive representing both direct Fund expenses before waivers and additional expenses associated with investments in underlying STI Classic Funds (1.41%):

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $144     $446      $771      $1,691

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser."

                                                     MORE INFORMATION ABOUT RISK



                                                                  PROSPECTUS  85

(LIFE PRESERVER ICON)
        MORE INFORMATION
        ABOUT RISK

DERIVATIVES RISK

Aggressive Growth Stock Fund
Balanced Fund
Capital Appreciation Fund
Classic Institutional High Quality Bond Fund
Classic Institutional Super Short Income Plus Fund
Classic Institutional Total Return Bond Fund
Emerging Growth Stock Fund
Growth and Income Fund
High Income Fund
Information and Technology Fund
International Equity Fund
International Equity Index Fund
Investment Grade Bond Fund
Limited-Term Federal Mortgage Securities Fund
Mid-Cap Equity Fund
Mid-Cap Value Equity Fund
Short-Term Bond Fund
Short-Term U.S. Treasury Securities Fund
Small Cap Growth Stock Fund
Small Cap Value Equity Fund
Strategic Income Fund
Strategic Quantitative Equity Fund
Tax Sensitive Growth Stock Fund
U.S. Government Securities Fund
Value Income Stock Fund
Life Vision Conservative Fund
Life Vision Growth and Income Fund
Life Vision Moderate Growth Fund

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EQUITY RISK

Aggressive Growth Stock Fund
Balanced Fund
Capital Appreciation Fund
Emerging Growth Stock Fund
Growth and Income Fund
Information and Technology Fund
International Equity Fund
International Equity Index Fund
Mid-Cap Equity Fund
Mid-Cap Value Equity Fund
Small Cap Growth Stock Fund
Small Cap Value Equity Fund
Strategic Quantitative Equity Fund
Tax Sensitive Growth Stock Fund
Value Income Stock Fund
Life Vision Conservative Fund
Life Vision Growth and Income Fund
Life Vision Moderate Growth Fund

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in

MORE INFORMATION ABOUT RISK



          86  PROSPECTUS

general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

EXCHANGE TRADED FUND RISK

Aggressive Growth Stock Fund
Balanced Fund
Capital Appreciation Fund
Classic Institutional High Quality Bond Fund
Classic Institutional Super Short Income Plus Fund
Classic Institutional Total Return Bond Fund
Emerging Growth Stock Fund
Growth and Income Fund
High Income Fund
Information and Technology Fund
International Equity Fund
International Equity Index Fund
Investment Grade Bond Fund
Limited-Term Federal Mortgage Securities Fund
Mid-Cap Equity Fund
Mid-Cap Value Equity Fund
Short-Term Bond Fund
Short-Term U.S. Treasury Securities Fund
Small Cap Growth Stock Fund
Small Cap Value Equity Fund
Strategic Income Fund
Strategic Quantitative Equity Fund
Tax Sensitive Growth Stock Fund
U.S. Government Securities Fund
Value Income Stock Fund
Life Vision Aggressive Growth Fund
Life Vision Conservative Fund
Life Vision Growth and Income Fund
Life Vision Moderate Growth Fund

The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK

Balanced Fund
Classic Institutional High Quality Bond Fund
Classic Institutional Super Short Income Plus Fund
Classic Institutional Total Return Bond Fund
High Income Fund
Investment Grade Bond Fund
Limited-Term Federal Mortgage Securities Fund
Short-Term Bond Fund
Short-Term U.S. Treasury Securities Fund
U.S. Government Securities Fund
Life Vision Conservative Fund
Life Vision Growth and Income Fund
Life Vision Moderate Growth Fund

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risk:

  CREDIT RISK

  Balanced Fund
  Investment Grade Bond Fund
  Short-Term Bond Fund

  The possibility that an issuer will be unable to make timely payments of either principal or interest.

                                         MORE INFORMATION ABOUT FUND INVESTMENTS



                                                                  PROSPECTUS  87

FOREIGN SECURITY RISKS

Classic Institutional Super Short Income Plus Fund
Classic Institutional Total Return Bond Fund
Growth and Income Fund
High Income Fund
International Equity Fund
International Equity Index Fund
Strategic Income Fund
Life Vision Aggressive Growth Fund
Life Vision Conservative Fund
Life Vision Growth and Income Fund
Life Vision Moderate Growth Fund

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

TRACKING ERROR RISK

International Equity Index Fund
Life Vision Aggressive Growth Fund
Life Vision Conservative Fund
Life Vision Growth and Income Fund
Life Vision Moderate Growth Fund

Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.

(MOUNTAIN ICON)
           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund (except the Money Market Funds) may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. The Small Cap Value Equity Fund also may invest in investment grade fixed income securities and mid- to large-cap common stocks that would not ordinarily be consistent with the Fund's objective. In addition, the Classic Institutional High Quality Bond Fund, Classic Institutional Super Short Income Plus Fund, Classic Institutional Total Return Bond Fund, Investment Grade Bond, Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund and U.S. Government Securities Fund each may shorten its average weighted maturity to as little as 90 days. A Fund (other than a Money Market Fund) will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

INVESTMENT SUBADVISER



          88  PROSPECTUS

(MAGNIFYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Funds. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For the fiscal period ended May 31, 2004, the Adviser received advisory fees of:

  Aggressive Growth Stock Fund               1.10%



  Balanced Fund                              0.92%



  Capital Appreciation Fund                  1.13%



  Classic Institutional High Quality Bond
    Fund                                     0.40%



  Classic Institutional Super Short Income
    Plus Fund                                0.20%



  Classic Institutional Total Return Bond
    Fund                                     0.35%



  Emerging Growth Stock Fund                 1.10%



  Growth and Income Fund                     0.90%



  High Income Fund                           0.65%



  Information and Technology Fund            1.10%



  International Equity Fund                  1.25%



  International Equity Index Fund            0.81%



  Investment Grade Bond Fund                 0.72%



  Limited-Term Federal Mortgage Securities
    Fund                                     0.60%



  Mid-Cap Equity Fund                        1.13%



  Mid-Cap Value Equity Fund                  1.15%



  Short-Term Bond Fund                       0.60%



  Short-Term U.S. Treasury Securities Fund   0.59%



  Small Cap Growth Stock Fund                1.15%



  Small Cap Value Equity Fund                1.15%



  Strategic Income Fund                      0.75%



  Strategic Quantitative Equity Fund         1.00%



  Tax Sensitive Growth Stock Fund            1.15%



  U.S. Government Securities Fund            0.71%



  Value Income Stock Fund                    0.80%



  Prime Quality Money Market Fund            0.54%



  U.S. Government Securities Money Market
    Fund                                     0.56%



  U.S. Treasury Money Market Fund            0.56%



  Life Vision Aggressive Growth Fund         0.11%



  Life Vision Conservative Fund              0.10%



  Life Vision Growth and Income Fund         0.14%



  Life Vision Moderate Growth Fund           0.14%

The Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. With respect to the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund, the Adviser oversees the Subadviser to ensure compliance with each Fund's investment policies and guidelines and monitors the Subadviser's adherence to its investment style. The Adviser pays the Subadviser out of the fees it receives from the Aggressive Growth Stock Fund and Emerging Growth Stock Fund. The Board of Trustees supervises the Adviser and Subadviser and establishes policies that the Adviser and Subadviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770 Option 5, or by visiting www.sticlassicfunds.com.

INVESTMENT SUBADVISER

Zevenbergen Capital Investments LLC, 601 Union Street, Seattle, Washington 98101, serves as the subadviser to the Aggressive Growth Stock Fund and Emerging Growth Stock Fund and manages the portfolios of the Aggressive Growth Stock Fund and Emerging Growth Stock Fund on a day-to-day basis. The Subadviser was founded in 1987 and manages domestic growth equity assets. The firm's client base is comprised of a blend of institutional tax-exempt and taxable separately managed accounts. As a domestic growth equity manager, the Subadviser manages assets for a variety of entities, including public funds, foundations, endowments, corporations, pooled accounts, and private individuals. As of June 30, 2004, the Subadviser had approximately $1.0 billion in assets under management. The Subadviser selects, buys, and sells securities for the Aggressive Growth Stock Fund and Emerging Growth Stock Fund under the supervision of the Adviser and the Board of Trustees. The Subadviser is entitled to receive from the Adviser

                                                           INVESTMENT SUBADVISER



                                                                  PROSPECTUS  89

0.625% of each of the Aggressive Growth Stock Fund's and Emerging Growth Stock Fund's daily net assets.

PORTFOLIO MANAGERS

Each of the Funds, except the Life Vision Funds, is managed by co-portfolio managers or by a portfolio manager who is supported by a back-up portfolio manager. Each of the Life Vision Funds is managed by a team of investment professionals. No one person is primarily responsible for making investment recommendations.

Mr. Brett Barner, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI Capital Management, N.A. (STI) since 1994. He has managed the SMALL CAP VALUE EQUITY FUND since it began operating in January 1997. He has more than 19 years of investment experience.

Mr. Edward E. Best, CFA, has served as Managing Director of Trusco since June 2000, after serving as Vice President since September 1999 and Associate since joining Trusco in January 1998. Mr. Best also serves as the senior quantitative equity analyst for Trusco. He has managed the STRATEGIC QUANTITATIVE EQUITY FUND since it began operating in August 2003. He has more than 11 years of investment experience.

Mr. Robert S. Bowman, CFA, has served as Vice President of Trusco since January 1999. He has managed the U.S. GOVERNMENT SECURITIES MONEY MARKET FUND since October 2000. Prior to joining Trusco, Mr. Bowman served as Vice President of Crestar Asset Management Company from 1995 to 1999, after serving as an assistant trader at Crestar Asset Management Company from 1994 to 1995. He has more than 10 years of investment experience.

Mr. Joseph Calabrese, CFA, has served as Managing Director since joining Trusco in May 2004. He has co-managed the LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND and the U.S. GOVERNMENT SECURITIES FUND since July 2004. Prior to joining Trusco, Mr. Calabrese served as Senior Portfolio Manager of Seix Investment Advisors, Inc. from May 1997 to May 2004. He has more than 17 years of investment experience.

Mr. Robert W. Corner has served as Managing Director of Trusco since September 1996. He has co-managed the CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND since July 2004, after managing the fund since it began operating in April 2002. Mr. Corner has also co-managed the SHORT-TERM BOND FUND since January 2003. He has more than 17 years of investment experience.

Mr. Chad Deakins, CFA, has served as Vice President of Trusco since May 1996. He has managed the INTERNATIONAL EQUITY INDEX FUND since February 1999 and the INTERNATIONAL EQUITY FUND since May 2000. In addition, he has managed the MID CAP EQUITY FUND since September 2004, after co-managing the Fund since February 2003. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. He has more than 10 years of investment experience.

Ms. Brooke de Boutray, CFA, has served as Managing Director, Principal, Portfolio Manager and Analyst for the Subadviser since 1992. She has co-managed the AGGRESSIVE GROWTH STOCK FUND and the EMERGING GROWTH STOCK FUND since they began operating in February 2004. Ms. de Boutray has more than 21 years of investment experience.

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the SMALL CAP GROWTH STOCK FUND since it began operating in October 1998. He has more than 17 years of investment experience.

Mr. George Goudelias has served as Managing Director since joining Trusco in May 2004. He has co-managed the HIGH INCOME FUND since July 2004. Prior to joining Trusco, Mr. Goudelias served as Director of High Yield Research of Seix Investment Advisors, Inc. from February 2001 to May 2004. Prior to joining Seix, Mr. Goudelias was employed at JP Morgan Securities, Inc. as a Senior High Yield Research Analyst from July 1998 to February 2001. He has more than 18 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Managing Director of Trusco since July 2000, after serving as Senior Vice President of Trusco since January 1999 and Senior Vice President and Director of Equity Management for Crestar Asset Management Company from 1992 until July 2000. Mr. Markunas has managed the GROWTH AND INCOME FUND since it began operating in September 1992. He has more than 20 years of investment experience.

PORTFOLIO MANAGERS



          90  PROSPECTUS

Mr. Michael McEachern, CFA, has served as Managing Director since joining Trusco in May 2004. He has co-managed the HIGH INCOME FUND and the STRATEGIC INCOME FUND since July 2004. Prior to joining Trusco, Mr. McEachern served as Senior Portfolio Manager of Seix Investment Advisors, Inc. from June 1997 to May 2004. He has more than 19 years of investment experience.

Mr. H. Rick Nelson has served as Managing Director of Trusco since March 2002. He has co-managed the SHORT-TERM BOND FUND since January 2003 and the CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND since July 2004. Prior to joining Trusco, Mr. Nelson served as Senior Vice President at Wachovia Asset Management from June 1985 to March 2002. He has more than 22 years of investment experience.

Mr. Robert J. Rhodes, CFA, joined Trusco in 1973. Mr. Rhodes has served as Executive Vice President and head of the equity funds group at Trusco since February 2000, after serving as Director of Research at Trusco from 1980 to 2000. He has managed the BALANCED FUND (EQUITY PORTION ONLY) since June 2000. Mr. Rhodes has also managed the CAPITAL APPRECIATION FUND since June 2000. He has more than 31 years of investment experience.

Mr. Mills Riddick, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI since 1994. He has managed the VALUE INCOME STOCK FUND since April 1995. He has more than 22 years of investment experience.

Mr. John Talty, CFA, has served as Executive Vice President since joining Trusco in May 2004. He has co-managed the BALANCED FUND (FIXED INCOME PORTION ONLY), CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND, INVESTMENT GRADE BOND FUND, LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND, and U.S. GOVERNMENT SECURITIES FUND since July 2004. Prior to joining Trusco, Mr. Talty served as President and Senior Portfolio Manager of Seix Investment Advisors, Inc. from January 1993 to May 2004. He has more than 23 years of investment experience.

Mr. Parker W. Thomas, Jr. has served as Vice President since joining Trusco in April 2004. He has managed the TAX SENSITIVE GROWTH STOCK FUND since April 2004. Prior to joining Trusco, Mr. Thomas served as Senior Vice President, SunTrust Bank, Nashville from January 1988 to September 2002. From September 2002 to March 2004 he served as Managing Director and Portfolio Manager of Personal Asset Management, for SunTrust Banks Inc. He has more than 31 years of investment experience.

Mr. Perry Troisi has served as Managing Director since joining Trusco in May 2004. He has co-managed the BALANCED FUND (FIXED INCOME PORTION ONLY), CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND, CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND, and the INVESTMENT GRADE BOND FUND since July 2004. Prior to joining Trusco, Mr. Troisi served as Senior Portfolio Manager of Seix from November 1999 to May 2004, after serving as a Fixed Income Portfolio Manager at GRE Insurance Group form February 1996 to July 1999. He has more than 18 years of investment experience.

Ms. Leslie Tubbs, CFA, has served as Managing Director, Principal, Portfolio Manager and Analyst for the Subadviser since 1995. She has co-managed the AGGRESSIVE GROWTH STOCK FUND and the EMERGING GROWTH STOCK FUND since they began operating in February 2004. Ms. Tubbs has more than 9 years of investment experience.

Mr. Francis P. Walsh has served as Vice President of Trusco since June 2004. He has managed the INFORMATION AND TECHNOLOGY FUND since September 2004. Prior to joining Trusco, Mr. Walsh served as a Managing Member of PhiCap Partners from December 2001 to December 2002. He also served as a Senior Research Analyst of Putnam Investments and co-managed technology portfolios for Putnam from November 1994 to September 2001. Mr. Walsh has more than nine years of investment experience.

Mr. Adrien Webb, CFA, has served as Managing Director since joining Trusco in May 2004. He has co-managed the CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND and the STRATEGIC INCOME FUND since October 2004. Prior to joining Trusco, Mr. Webb served as Senior Portfolio Manager of Seix Investment Advisors, Inc. from May 2000 to May 2004, after serving as Vice President, Fixed Income, at Conning Asset Management from June 1995 to May 2000. He has more than 9 years of investment experience.

Mr. Don Wordell, has served as a Portfolio Manager since joining Trusco in 1996. In addition, Mr. Wordell is a member of the Association for Investment Management & Research (AIMR) and the Orlando

                                              PURCHASING AND SELLING FUND SHARES



                                                                  PROSPECTUS  91

Society of Financial Analysts. He has managed the MID-CAP VALUE EQUITY FUND since December 2003, after co-managing it since it began operating in November 2001. He has more than 8 years of investment experience.

Mr. David S. Yealy joined Trusco in 1991. Mr. Yealy has served as Managing Director of Trusco since July 2000, after serving as Vice President of Trusco since September 1999. He has managed the PRIME QUALITY MONEY MARKET FUND since it began operating in June 1992, the SHORT-TERM U.S. TREASURY SECURITIES FUND since July 1996, and the U.S. TREASURY MONEY MARKET FUND since October 2000. He has more than 19 years of investment experience.

Ms. Nancy Zevenbergen, CFA, has served as President and Chief Investment Officer for the Subadviser since January 1987. She has co-managed the AGGRESSIVE GROWTH STOCK FUND and EMERGING GROWTH STOCK FUND since they began operating in February 2004. Ms. Zevenbergen has more than 22 years of investment experience.

(HAND SHAKE ICON)
                  PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") T Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer T Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase T Shares through accounts made with financial institutions. T Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your T Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). But you may not do so for shares of the Money Market Funds on federal holidays.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV for each Fund (except the Money Market Funds), a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Each Money Market Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern Time). So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Money Market Funds must receive your order before 2:00 p.m., Eastern Time and receive federal funds (readily available funds) before 4:00 p.m., Eastern Time. Otherwise, your purchase order will be effective the following Business Day, as long as each Money Market Fund receives federal funds before calculating its NAV the following day.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund (except the Money Market Funds) generally values its investment portfolio at market price. In calculating NAV for each Money Market Fund, each Fund generally values its investment portfolio using the amortized cost valuation method,

PURCHASING AND SELLING FUND SHARES



          92  PROSPECTUS

which is described in detail in the Statement of Additional Information. If market prices are unavailable or the Adviser determines in good faith that the market price or amortized cost valuation method is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Each Money Market Fund expects its NAV to remain constant at $1.00 per share, although the Fund cannot guarantee this.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of these investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next-determined.

However, the Funds reserve the right to close your account at the then-current day's price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

                                              PURCHASING AND SELLING FUND SHARES



                                                                  PROSPECTUS  93

Holders of T Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the NAV next determined after the Funds receive your request.

Redemption orders must be received by the Money Market Funds on any Business Day before 3:00 p.m., Eastern Time. Orders received after this time will be executed the following Business Day.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Adviser receives your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund (other than the International Equity Fund and the International Equity Index Fund) within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

THIS REDEMPTION FEE DOES NOT APPLY TO 401(K)/403(B) TYPE PARTICIPANT ACCOUNTS, SYSTEMATIC WITHDRAWAL PLAN ACCOUNTS, SUNTRUST SECURITIES ASSET ALLOCATION ACCOUNTS OR ACCOUNTS HELD THROUGH AN OMNIBUS ARRANGEMENT BECAUSE INFORMATION MAY NOT BE AVAILABLE REGARDING BENEFICIAL OWNERS. Dealers who purchase T Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

The International Equity Fund and the International Equity Index Fund will charge a 2% redemption fee on shares redeemed or exchanged within 60 days of purchase. Shares held for 60 days or more are not subject to the redemption fee. Shares you have held the longest will always be redeemed first. If you transfer your shares to a different account registration, the

DIVIDENDS, DISTRIBUTIONS AND TAXES



          94  PROSPECTUS

shares will retain their original purchase date for redemption fee purposes. If you transfer less than 100% of your account balance, the redemption fee status of your shares will be carried over on a proportionate basis. Waiver of the redemption fee may be granted at the discretion of the Funds. The Funds reserve the right to modify its redemption fee policies at any time without advance notice to shareholders and may restrict or refuse purchase or exchange requests by investors who seem to follow a short-term trading pattern that may adversely affect a Fund.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:

QUARTERLY
-------------------------------------------------------------
Aggressive Growth Stock Fund
Balanced Fund
Capital Appreciation Fund
Emerging Growth Stock Fund
Growth and Income Fund
Information and Technology Fund
Mid-Cap Equity Fund
Mid-Cap Value Equity Fund
Small Cap Value Equity Fund
Small Cap Growth Stock Fund
Strategic Quantitative Equity Fund
Tax Sensitive Growth Stock Fund
Value Income Stock Fund
Life Vision Aggressive Growth Fund
Life Vision Conservative Fund
Life Vision Growth and Income Fund
Life Vision Moderate Growth Fund

ANNUALLY
-------------------------------------------------------------
International Equity Fund
International Equity Index Fund

The Bond and Money Market Funds declare dividends daily and pay these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan that qualifies for tax-exempt treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Withdrawals from the plan are subject to special tax rules and may be subject to a penalty tax in the case of premature withdrawals. You should consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of plan withdrawals.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                PROSPECTUS  95

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS



          96  PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002, 2003, and 2004 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms, one of which has ceased operations. The auditor's report for each such period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  97

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)     TOTAL FROM
                                     OF PERIOD       INCOME (LOSS)    ON INVESTMENTS     OPERATIONS
                                     ---------       -------------    --------------     ----------
AGGRESSIVE GROWTH STOCK FUND
  T SHARES
    2004(1).....................       $10.00            $(0.02)(2)       $ 0.02(2)        $   --
BALANCED FUND
  T Shares
    2004........................       $11.92            $ 0.18(2)        $ 0.32(2)        $ 0.50
    2003........................        12.18              0.20            (0.23)           (0.03)
    2002........................        13.18              0.23            (0.65)           (0.42)
    2001........................        13.37              0.30             0.12             0.42
    2000........................        13.26              0.32             0.33             0.65
CAPITAL APPRECIATION FUND
  T Shares
    2004........................       $11.02            $(0.03)(2)       $ 1.34(2)        $ 1.31
    2003........................        12.24             (0.03)(2)        (1.19)(2)        (1.22)
    2002........................        13.89                --            (1.53)           (1.53)
    2001........................        17.12             (0.05)           (0.38)           (0.43)
    2000........................        16.62              0.02             1.40             1.42
CLASSIC INSTITUTIONAL HIGH
  QUALITY BOND FUND
  T Shares
    2004(3).....................       $10.00            $ 0.11(2)        $(0.16)(2)       $(0.05)
CLASSIC INSTITUTIONAL SUPER
  SHORT INCOME PLUS FUND
  T Shares
    2004........................       $ 2.01            $ 0.03(2)        $(0.01)(2)       $ 0.02
    2003(4).....................         2.02              0.02            (0.01)            0.01
CLASSIC INSTITUTIONAL TOTAL
  RETURN BOND FUND
  T Shares
    2004(5).....................       $10.20            $ 0.11(2)        $(0.38)(2)       $(0.27)
EMERGING GROWTH STOCK FUND
  T SHARES
    2004(1).....................       $10.00            $(0.03)(2)       $(0.37)(2)       $(0.40)
GROWTH AND INCOME FUND
  T Shares
    2004........................       $12.21            $ 0.14(2)        $ 2.50(2)        $ 2.64
    2003........................        13.80              0.13            (1.60)           (1.47)
    2002........................        15.05              0.09            (1.26)           (1.17)
    2001........................        15.53              0.07            (0.04)            0.03
    2000........................        16.09              0.11             0.55             0.66
HIGH INCOME FUND(A)
  T Shares
    2004........................       $ 7.16            $ 0.62(2)        $ 0.22(2)        $ 0.84
    2003........................         7.25              0.61            (0.09)            0.52
    2002(6).....................         7.37              0.39            (0.12)            0.27


                                      DIVIDENDS       DISTRIBUTIONS
                                      FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                  INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                  -----------------   -------------    -----------------
AGGRESSIVE GROWTH STOCK FUND
  T SHARES
    2004(1).....................       $   --             $   --             $   --
BALANCED FUND
  T Shares
    2004........................       $(0.19)            $   --             $(0.19)
    2003........................        (0.23)                --              (0.23)
    2002........................        (0.24)             (0.34)             (0.58)
    2001........................        (0.31)             (0.30)             (0.61)
    2000........................        (0.30)             (0.24)             (0.54)
CAPITAL APPRECIATION FUND
  T Shares
    2004........................       $   --             $   --             $   --
    2003........................           --                 --                 --
    2002........................           --              (0.12)             (0.12)
    2001........................           --              (2.80)             (2.80)
    2000........................           --              (0.92)             (0.92)
CLASSIC INSTITUTIONAL HIGH
  QUALITY BOND FUND
  T Shares
    2004(3).....................       $(0.11)            $   --             $(0.11)
CLASSIC INSTITUTIONAL SUPER
  SHORT INCOME PLUS FUND
  T Shares
    2004........................       $(0.03)            $   --             $(0.03)
    2003(4).....................        (0.02)                --*             (0.02)
CLASSIC INSTITUTIONAL TOTAL
  RETURN BOND FUND
  T Shares
    2004(5).....................       $(0.12)            $   --             $(0.12)
EMERGING GROWTH STOCK FUND
  T SHARES
    2004(1).....................       $   --             $   --             $   --
GROWTH AND INCOME FUND
  T Shares
    2004........................       $(0.13)            $   --             $(0.13)
    2003........................        (0.12)                --              (0.12)
    2002........................        (0.08)                --              (0.08)
    2001........................        (0.08)             (0.43)             (0.51)
    2000........................        (0.10)             (1.12)             (1.22)
HIGH INCOME FUND(A)
  T Shares
    2004........................       $(0.62)            $   --             $(0.62)
    2003........................        (0.61)                --              (0.61)
    2002(6).....................        (0.39)                --              (0.39)

+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*  Amount represents less than $0.01 per share.
(1) Commenced operations on February 23, 2004. All ratios for the period have been annualized.
(2) Per share data calculated using average shares outstanding method.
(3) Commenced operations on November 13, 2003. All ratios have been annualized.
(4) Commenced operations on October 3, 2002. All ratios have been annualized.
(5) Commenced operations on January 14, 2004. All ratios have been annualized.
(6) T Shares commenced operations on October 3, 2001. All ratios for the period have been annualized.
(A) On March 28, 2000, the ESC Strategic Income Fund exchanged all of its assets and liabilities for shares of the High Income Fund. The ESC Strategic Income Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to March 28, 2000 have been carried forward in these financial highlights. Subsequent to the merger, the High Income Fund changed its fiscal year end to May 31.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  97

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $10.00                 --%           $   20,501              1.22%
                $12.23               4.24%           $  244,042              1.02%
                 11.92              (0.14)              228,475              1.02
                 12.18              (3.29)              241,604              1.02
                 13.18               3.24               209,316              1.01
                 13.37               5.02               223,634              0.97
                $12.33              11.89%           $1,248,636              1.23%
                 11.02              (9.97)            1,090,549              1.22
                 12.24             (11.06)            1,204,445              1.22
                 13.89              (3.74)            1,177,933              1.21
                 17.12               8.98             1,296,927              1.17
                $ 9.84              (0.52)%          $  108,782              0.82%
                $ 2.00               0.81%           $  137,387              0.51%
                  2.01               0.64                69,797              0.57
                $ 9.81              (2.69)%          $   31,937              0.72%
                $ 9.60             (4.00)%           $   12,891              1.22%
                $14.72              21.76%           $  782,665              1.00%
                 12.21             (10.58)              598,862              0.99
                 13.80              (7.80)              792,557              0.99
                 15.05               0.11               867,664              0.99
                 15.53               4.11               885,109              1.01
                $ 7.38              11.94%           $   71,314              0.76%
                  7.16               8.19               100,852              0.78
                  7.25               3.70                28,767              0.82

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
            (LOSS) TO AVERAGE      WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                  (0.74)%             1.61%                2%
                   1.50%              1.05%              116%
                   1.74               1.05               102
                   1.78               1.05                95
                   2.24               1.05                99
                   2.39               1.07               182
                  (0.25)%             1.24%              106%
                  (0.32)              1.24                69
                  (0.54)              1.24                75
                  (0.29)              1.24                75
                   0.10               1.26               129
                   2.00%              1.04%               31%
                   1.31%              0.86%               83%
                   1.43               0.92                56
                   2.96%              1.03%              121%
                  (1.04)%             1.69%               11%
                   1.03%              1.00%               51%
                   1.05               0.99                52
                   0.63               0.99                68
                   0.49               0.99                73
                   0.76               1.01                53
                   8.27%              0.91%               49%
                   8.95               0.93                20
                   8.27               0.97                59

FINANCIAL HIGHLIGHTS



          98  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD       INCOME (LOSS)    ON INVESTMENTS
                                     ---------       -------------    --------------
INFORMATION AND TECHNOLOGY FUND
  T Shares
    2004........................       $ 6.07            $(0.06)(1)       $ 1.49(1)
    2003........................         8.06             (0.04)(1)        (1.95)(1)
    2002........................        13.34              0.01            (5.29)
    2001........................        15.87             (0.08)           (2.45)
    2000(2).....................        10.00             (0.04)            5.91

INTERNATIONAL EQUITY FUND
  T Shares
    2004........................       $ 8.00            $ 0.10(1)        $ 2.19(1)
    2003........................         9.31              0.07            (1.32)
    2002........................        10.19              0.19            (1.07)
    2001........................        12.56                --            (1.22)
    2000........................        12.97             (0.10)            1.42

INTERNATIONAL EQUITY INDEX FUND
  T Shares
    2004........................       $ 8.39            $ 0.14(1)        $ 2.71(1)
    2003........................         9.76              0.10(1)         (1.43)(1)
    2002........................        11.18              0.04            (1.43)
    2001........................        13.97              0.06            (2.69)
    2000........................        11.82              0.16             2.13

INVESTMENT GRADE BOND FUND
  T Shares
    2004........................       $10.94            $ 0.35(1)        $(0.60)(1)
    2003........................        10.24              0.40             0.76
    2002........................        10.23              0.51             0.01
    2001........................         9.58              0.61             0.65
    2000........................        10.36              0.61            (0.78)

LIMITED-TERM FEDERAL MORTGAGE
  SECURITIES FUND
  T Shares
    2004........................       $10.59            $ 0.24(1)        $(0.36)(1)
    2003........................        10.31              0.29(1)          0.42(1)
    2002........................        10.01              0.43             0.32
    2001........................         9.62              0.55             0.39
    2000........................         9.94              0.55            (0.32)


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------
INFORMATION AND TECHNOLOGY FUND
  T Shares
    2004........................      $ 1.43            $   --             $   --             $   --
    2003........................       (1.99)               --                 --                 --
    2002........................       (5.28)               --                 --                 --
    2001........................       (2.53)               --                 --                 --
    2000(2).....................        5.87                --                 --                 --
INTERNATIONAL EQUITY FUND
  T Shares
    2004........................      $ 2.29            $(0.14)            $   --             $(0.14)
    2003........................       (1.25)            (0.06)                --              (0.06)
    2002........................       (0.88)               --                 --                 --
    2001........................       (1.22)            (0.04)             (1.11)             (1.15)
    2000........................        1.32             (0.07)             (1.66)             (1.73)
INTERNATIONAL EQUITY INDEX FUND
  T Shares
    2004........................      $ 2.85            $(0.13)            $   --             $(0.13)
    2003........................       (1.33)            (0.04)                --              (0.04)
    2002........................       (1.39)            (0.03)                --              (0.03)
    2001........................       (2.63)            (0.07)             (0.09)             (0.16)
    2000........................        2.29             (0.03)             (0.11)             (0.14)
INVESTMENT GRADE BOND FUND
  T Shares
    2004........................      $(0.25)           $(0.38)            $   --             $(0.38)
    2003........................        1.16             (0.46)                --              (0.46)
    2002........................        0.52             (0.51)                --              (0.51)
    2001........................        1.26             (0.61)                --              (0.61)
    2000........................       (0.17)            (0.61)                --              (0.61)
LIMITED-TERM FEDERAL MORTGAGE
  SECURITIES FUND
  T Shares
    2004........................      $(0.12)           $(0.29)            $   --             $(0.29)
    2003........................        0.71             (0.42)             (0.01)             (0.43)
    2002........................        0.75             (0.43)             (0.02)             (0.45)
    2001........................        0.94             (0.55)                --              (0.55)
    2000........................        0.23             (0.55)                --              (0.55)

+    Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)  Per share data calculated using average shares outstanding method.
(2)  T Shares were offered beginning on September 30, 1999. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  99

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $ 7.50              23.56%            $  9,712               1.36%
                  6.07             (24.69)              11,789               1.25
                  8.06             (39.58)              32,068               1.19
                 13.34             (15.94)              87,045               1.20
                 15.87              58.70              106,425               1.20

                $10.15              28.64%            $332,180               1.41%
                  8.00             (13.40)             191,041               1.46
                  9.31              (8.64)             252,991               1.48
                 10.19             (10.79)             208,120               1.45
                 12.56              10.58              299,100               1.48

                $11.11              34.07%            $351,163               0.98%
                  8.39             (13.63)             248,770               1.03
                  9.76             (12.43)             287,944               1.04
                 11.18             (18.90)             236,862               1.06
                 13.97              19.36              340,853               1.07

                $10.31              (2.31)%           $578,345               0.82%
                 10.94              11.61              821,342               0.81
                 10.24               5.18              886,471               0.81
                 10.23              13.55              860,073               0.81
                  9.58              (1.76)             998,596               0.77

                $10.18              (1.10)%           $435,446               0.70%
                 10.59               6.99              320,718               0.70
                 10.31               7.53              164,624               0.70
                 10.01              10.02              107,674               0.70
                  9.62               2.33              125,355               0.67

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
            (LOSS) TO AVERAGE      WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                  (0.87)%             1.36%               384%
                  (0.72)              1.25              1,259
                  (0.92)              1.19              1,102
                  (0.45)              1.21                750
                  (0.54)              1.34                250
                   1.08%              1.41%                58%
                   0.83               1.46                 89
                   0.48               1.48                102
                   0.50               1.45                 68
                   0.59               1.48                179
                   1.38%              1.07%                10%
                   1.26               1.12                 25
                   0.63               1.12                 35
                   0.40               1.09                 13
                   0.83               1.18                  9
                   3.29%              0.84%               119%
                   3.92               0.83                137
                   4.81               0.83                123
                   6.17               0.84                131
                   6.05               0.84                202
                   2.32%              0.75%               146%
                   2.79               0.75                117
                   3.72               0.75                410
                   5.62               0.76                532
                   5.60               0.79                384

FINANCIAL HIGHLIGHTS



         100  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD       INCOME (LOSS)    ON INVESTMENTS
                                     ---------       -------------    --------------
MID-CAP EQUITY FUND
  T Shares
    2004........................       $ 8.74            $ 0.06(1)        $ 1.57(1)
    2003........................         9.79             (0.03)(1)        (1.02)(1)++
    2002........................        10.95              0.01            (1.17)
    2001........................        14.10             (0.03)           (0.61)
    2000........................        12.68             (0.04)            2.32

MID-CAP VALUE EQUITY FUND
  T Shares
    2004........................       $ 8.62            $ 0.05(1)        $ 2.33(1)
    2003........................        10.95              0.05            (2.16)
    2002(2).....................        10.00              0.02             0.94

SHORT-TERM BOND FUND
  T Shares
    2004........................       $10.04            $ 0.24(1)        $(0.19)(1)
    2003........................        10.01              0.33             0.03
    2002........................        10.04              0.46            (0.03)
    2001........................         9.65              0.56             0.39
    2000........................         9.91              0.53            (0.25)


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------
MID-CAP EQUITY FUND
  T Shares
    2004........................      $ 1.63            $(0.05)            $   --             $(0.05)
    2003........................       (1.05)++             --                 --                 --
    2002........................       (1.16)               --                 --                 --
    2001........................       (0.64)               --              (2.51)             (2.51)
    2000........................        2.28                --              (0.86)             (0.86)
MID-CAP VALUE EQUITY FUND
  T Shares
    2004........................      $ 2.38            $(0.05)            $   --             $(0.05)
    2003........................       (2.11)            (0.04)             (0.18)             (0.22)
    2002(2).....................        0.96             (0.01)                --              (0.01)
SHORT-TERM BOND FUND
  T Shares
    2004........................      $ 0.05            $(0.25)            $   --             $(0.25)
    2003........................        0.36             (0.33)                --              (0.33)
    2002........................        0.43             (0.46)                --              (0.46)
    2001........................        0.95             (0.56)                --              (0.56)
    2000........................        0.28             (0.53)             (0.01)             (0.54)

+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
++ Includes redemption fees of $0.01.
(1) Per share data calculated using average shares outstanding method.
(2) Commenced operations on November 30, 2001. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  101

                                                     NET ASSETS,
           NET ASSET VALUE,         TOTAL              END OF
            END OF PERIOD          RETURN+          PERIOD (000)
            -------------          -------          ------------
                $10.32              18.70%            $177,128
                  8.74             (10.73)             118,092
                  9.79             (10.59)             171,813
                 10.95              (6.92)             156,111
                 14.10              19.10              206,545

                $10.95              27.71%            $147,185
                  8.62             (19.05)              99,854
                 10.95               9.65              174,859

                $ 9.84               0.45%            $282,188
                 10.04               3.70              302,708
                 10.01               4.29              305,884
                 10.04              10.13              215,458
                  9.65               2.87              180,402


                                                     RATIO OF EXPENSES
                                   RATIO OF NET       TO AVERAGE NET
               RATIO OF NET      INVESTMENT INCOME   ASSETS (EXCLUDING
               EXPENSES TO       (LOSS) TO AVERAGE      WAIVERS AND        PORTFOLIO
            AVERAGE NET ASSETS      NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
            ------------------      ----------        ---------------    -------------
                   1.23%                0.64%              1.26%              126%
                   1.22                (0.31)              1.25               144
                   1.22                (0.18)              1.24                87
                   1.21                (0.24)              1.25               100
                   1.17                   --               1.25               131
                   1.26%                0.53%              1.36%               95%
                   1.25                 0.63               1.35                71
                   1.27                 0.29               1.37                30
                   0.70%                2.42%              0.75%               66%
                   0.70                 3.34               0.75                89
                   0.70                 4.48               0.75               142
                   0.70                 5.71               0.76                87
                   0.67                 5.40               0.76                70

FINANCIAL HIGHLIGHTS



         102  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD       INCOME (LOSS)    ON INVESTMENTS
                                     ---------       -------------    --------------
SHORT-TERM U.S. TREASURY
  SECURITIES FUND

  T Shares
    2004........................       $10.36            $ 0.14(1)        $(0.13)(1)
    2003........................        10.20              0.22             0.22
    2002........................        10.13              0.37             0.10
    2001........................         9.85              0.49             0.28
    2000........................         9.95              0.46            (0.10)

SMALL CAP GROWTH STOCK FUND

  T Shares
    2004........................       $15.19            $(0.16)(1)       $ 5.22(1)
    2003........................        17.28             (0.12)(1)        (1.72)(1)
    2002........................        18.37                --            (1.02)
    2001........................        18.30             (0.18)            1.71
    2000........................        14.55             (0.08)            4.02

SMALL CAP VALUE EQUITY FUND

  T Shares
    2004........................       $13.73            $ 0.06(1)        $ 4.53(1)
    2003........................        14.54              0.08            (0.82)
    2002........................        12.21              0.08             2.35
    2001........................         9.13              0.17             3.07
    2000........................         9.70              0.13            (0.59)

STRATEGIC INCOME FUND

  T Shares
    2004........................       $ 9.99            $ 0.55(1)        $(0.14)(1)
    2003........................         9.80              0.61             0.20
    2002(2).....................        10.00              0.27            (0.20)

STRATEGIC QUANTITATIVE EQUITY
  FUND

  T Shares
    2004(3).....................       $10.00            $(0.02)(1)       $ 2.35(1)

TAX SENSITIVE GROWTH STOCK FUND

  T Shares
    2004........................       $20.78            $(0.06)(1)       $ 2.59(1)
    2003........................        23.25                --(1)         (2.47)(1)
    2002........................        26.74             (0.02)           (3.47)
    2001........................        33.10             (0.03)           (6.33)
    2000........................        29.96              0.02             3.12

U.S. GOVERNMENT SECURITIES FUND

  T Shares
    2004........................       $10.93            $ 0.31(1)        $(0.50)(1)
    2003........................        10.47              0.44             0.51
    2002........................        10.38              0.54             0.26
    2001........................         9.86              0.58             0.52
    2000........................        10.28              0.58            (0.42)

VALUE INCOME STOCK FUND

  T Shares
    2004........................       $ 9.73            $ 0.15(1)        $ 1.74(1)
    2003........................        11.05              0.15            (1.33)
    2002........................        11.61              0.12            (0.56)
    2001........................        10.38              0.19             1.24
    2000........................        12.85              0.23            (1.49)


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------
SHORT-TERM U.S. TREASURY
  SECURITIES FUND
  T Shares
    2004........................      $ 0.01            $(0.14)            $(0.12)            $(0.26)
    2003........................        0.44             (0.22)             (0.06)             (0.28)
    2002........................        0.47             (0.37)             (0.03)             (0.40)
    2001........................        0.77             (0.49)                --              (0.49)
    2000........................        0.36             (0.46)                --              (0.46)
SMALL CAP GROWTH STOCK FUND
  T Shares
    2004........................      $ 5.06            $   --             $   --             $   --
    2003........................       (1.84)               --              (0.25)             (0.25)
    2002........................       (1.02)               --              (0.07)             (0.07)
    2001........................        1.53                --              (1.46)             (1.46)
    2000........................        3.94                --              (0.19)             (0.19)
SMALL CAP VALUE EQUITY FUND
  T Shares
    2004........................      $ 4.59            $(0.06)            $   --             $(0.06)
    2003........................       (0.74)            (0.07)                --              (0.07)
    2002........................        2.43             (0.10)                --              (0.10)
    2001........................        3.24             (0.16)                --              (0.16)
    2000........................       (0.46)            (0.11)                --              (0.11)
STRATEGIC INCOME FUND
  T Shares
    2004........................      $ 0.41            $(0.53)            $(0.06)            $(0.59)
    2003........................        0.81             (0.62)                --              (0.62)
    2002(2).....................        0.07             (0.27)                --              (0.27)
STRATEGIC QUANTITATIVE EQUITY
  FUND
  T Shares
    2004(3).....................      $ 2.33            $   --             $(0.25)            $(0.25)
TAX SENSITIVE GROWTH STOCK FUND
  T Shares
    2004........................      $ 2.53            $   --             $   --             $   --
    2003........................       (2.47)               --                 --                 --
    2002........................       (3.49)               --                 --                 --
    2001........................       (6.36)               --                 --                 --
    2000........................        3.14                --                 --                 --
U.S. GOVERNMENT SECURITIES FUND
  T Shares
    2004........................      $(0.19)           $(0.35)            $(0.04)            $(0.39)
    2003........................        0.95             (0.46)             (0.03)             (0.49)
    2002........................        0.80             (0.54)             (0.17)             (0.71)
    2001........................        1.10             (0.58)                --              (0.58)
    2000........................        0.16             (0.58)                --              (0.58)
VALUE INCOME STOCK FUND
  T Shares
    2004........................      $ 1.89            $(0.15)            $   --             $(0.15)
    2003........................       (1.18)            (0.14)                --              (0.14)
    2002........................       (0.44)            (0.12)                --              (0.12)
    2001........................        1.43             (0.20)                --              (0.20)
    2000........................       (1.26)            (0.22)             (0.99)             (1.21)

+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1) Per share data calculated using average shares outstanding method.
(2) Commenced operations on November 30, 2001. All ratios for the period have been annualized.
(3) T Shares were offered beginning on August 7, 2003. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  103

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $10.11               0.11%            $ 92,371               0.70%
                 10.36               4.31              121,617               0.69
                 10.20               4.69              107,169               0.70
                 10.13               8.02               88,398               0.71
                  9.85               3.75               72,570               0.67

                $20.25              33.31%            $789,650               1.25%
                 15.19             (10.50)             567,714               1.24
                 17.28              (5.55)             593,211               1.25
                 18.37               8.33              508,857               1.24
                 18.30              27.24              431,478               1.20

                $18.26              33.56%            $682,567               1.25%
                 13.73              (5.09)             518,468               1.24
                 14.54              20.06              614,199               1.25
                 12.21              35.90              401,900               1.25
                  9.13              (4.72)             212,074               1.22

                $ 9.81               4.15%            $ 98,570               0.90%
                  9.99               8.73               61,906               0.91
                  9.80               0.74               43,717               0.94

                $12.08              23.43%            $ 66,812               1.13%

                $23.31              12.18%            $144,732               1.25%
                 20.78             (10.62)             198,429               1.24
                 23.25             (13.05)             244,707               1.24
                 26.74             (19.21)             460,311               1.24
                 33.10              10.48              710,179               1.20

                $10.35              (1.77)%           $298,997               0.81%
                 10.93               9.25              258,585               0.81
                 10.47               7.90              168,609               0.82
                 10.38              11.41              148,666               0.81
                  9.86               1.63               85,420               0.77

                $11.47              19.58%            $715,928               0.90%
                  9.73             (10.54)             681,899               0.89
                 11.05              (3.68)             686,014               0.90
                 11.61              14.09              704,842               0.90
                 10.38             (10.52)             921,797               0.89


                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
            (LOSS) TO AVERAGE      WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                   1.36%              0.76%              131%
                   2.07               0.75               140
                   3.57               0.76               117
                   4.95               0.78                87
                   4.70               0.79                50
                  (0.83)%             1.25%              107%
                  (0.87)              1.24                96
                  (1.01)              1.25               100
                  (0.95)              1.25               112
                  (0.86)              1.23               110
                   0.38%              1.25%               44%
                   0.64               1.24                29
                   0.67               1.25                29
                   1.72               1.25                86
                   1.31               1.25                65
                   5.53%              1.00%               95%
                   6.39               1.01                52
                   6.07               1.04                43
                  (0.22)%             1.33%              344%
                  (0.28)%             1.25%               49%
                  (0.01)              1.24                58
                  (0.10)              1.24                69
                  (0.10)              1.25               103
                   0.13               1.26                30
                   2.95%              0.84%              240%
                   4.00               0.84               150
                   5.09               0.85               262
                   5.66               0.85               207
                   5.77               0.84                29
                   1.40%              0.90%               67%
                   1.68               0.89                46
                   1.13               0.90                60
                   1.70               0.90                77
                   2.02               0.89                62

FINANCIAL HIGHLIGHTS



         104  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Period

                           NET ASSET              NET            NET REALIZED                              DIVIDENDS
                       VALUE, BEGINNING       INVESTMENT          GAIN (LOSS)         TOTAL FROM           FROM NET
                           OF PERIOD            INCOME          ON INVESTMENTS        OPERATIONS       INVESTMENT INCOME
                           ---------            ------          --------------        ----------       -----------------
PRIME QUALITY MONEY
  MARKET FUND
  T Shares
    2004.............        $1.00               $0.01               $  --               $0.01              $(0.01)
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.02                  --                0.02               (0.02)
    2001.............         1.00                0.06                  --                0.06               (0.06)
    2000.............         1.00                0.05                  --                0.05               (0.05)

U.S. GOVERNMENT
  SECURITIES MONEY
  MARKET FUND
  T Shares
    2004.............        $1.00               $  --               $  --               $  --              $   --*
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.02                  --                0.02               (0.02)
    2001.............         1.00                0.05                  --                0.05               (0.05)
    2000.............         1.00                0.05                  --                0.05               (0.05)

U.S. TREASURY MONEY
  MARKET FUND
  T Shares
    2004.............        $1.00               $  --               $  --               $  --              $   --*
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.02                  --                0.02               (0.02)
    2001.............         1.00                0.05                  --                0.05               (0.05)
    2000.............         1.00                0.05                  --                0.05               (0.05)


                         DISTRIBUTIONS
                         FROM REALIZED      TOTAL DIVIDENDS
                         CAPITAL GAINS     AND DISTRIBUTIONS
                         -------------     -----------------
PRIME QUALITY MONEY
  MARKET FUND
  T Shares
    2004.............       $   --*             $(0.01)
    2003.............           --*              (0.01)
    2002.............           --               (0.02)
    2001.............           --               (0.06)
    2000.............           --               (0.05)
U.S. GOVERNMENT
  SECURITIES MONEY
  MARKET FUND
  T Shares
    2004.............       $   --              $   --*
    2003.............           --               (0.01)
    2002.............           --               (0.02)
    2001.............           --               (0.05)
    2000.............           --               (0.05)
U.S. TREASURY MONEY
  MARKET FUND
  T Shares
    2004.............       $   --*             $   --*
    2003.............           --*              (0.01)
    2002.............           --               (0.02)
    2001.............           --               (0.05)
    2000.............           --               (0.05)

+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
* Amount represents less than $0.01 per share.
Amounts designated as "-- " are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  105

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                 $1.00              0.52%            $3,477,598              0.63%
                  1.00              1.17              4,284,266              0.63
                  1.00              2.29              3,907,203              0.63
                  1.00              5.75              3,728,371              0.63
                  1.00              5.20              3,311,229              0.60

                 $1.00              0.43%            $  615,324              0.66%
                  1.00              1.01                992,560              0.65
                  1.00              2.25                997,759              0.66
                  1.00              5.56                805,285              0.65
                  1.00              4.86                468,568              0.63

                 $1.00              0.37%            $1,233,565              0.66%
                  1.00              0.88              1,080,779              0.65
                  1.00              1.96                871,946              0.65
                  1.00              5.36                733,768              0.66
                  1.00              4.81                723,277              0.63


              RATIO OF NET      RATIO OF EXPENSES
            INVESTMENT INCOME    TO AVERAGE NET
               TO AVERAGE       ASSETS (EXCLUDING
               NET ASSETS           WAIVERS)
               ----------           --------
                  0.52%               0.74%
                  1.14                0.74
                  2.22                0.74
                  5.57                0.75
                  5.06                0.75
                  0.43%               0.75%
                  1.00                0.74
                  2.17                0.75
                  5.29                0.75
                  4.80                0.74
                  0.32%               0.75%
                  0.81                0.74
                  1.90                0.74
                  5.23                0.76
                  4.71                0.74

FINANCIAL HIGHLIGHTS



         106  PROSPECTUS

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)
                                     OF PERIOD       INCOME (LOSS)    ON INVESTMENTS
                                     ---------       -------------    --------------
LIFE VISION AGGRESSIVE GROWTH
  FUND(A)(B)
  T Shares
    2004........................       $ 8.55            $0.04(1)         $ 1.70(1)
    2003........................         9.57             0.03             (1.02)
    2002........................        10.31             0.02             (0.74)
    2001........................        11.61             0.11              0.23
    2000........................        11.31             0.05              0.74

LIFE VISION CONSERVATIVE
  FUND(A)(B)
  T Shares
    2004(2).....................       $10.71            $0.15(1)         $ 0.14(1)

LIFE VISION GROWTH AND INCOME
  FUND(A)(B)
  T Shares
    2004........................       $ 9.33            $0.14(1)         $ 1.43(1)
    2003........................         9.98             0.13             (0.65)
    2002........................        10.42             0.12             (0.43)
    2001........................        10.50             0.24              0.40
    2000........................        10.33             0.07              0.52

LIFE VISION MODERATE GROWTH
  FUND(A)(B)
  T Shares
    2004........................       $ 9.02            $0.16(1)         $ 1.04(1)
    2003........................         9.40             0.16             (0.38)
    2002........................         9.73             0.17             (0.32)
    2001........................        10.61             0.32              0.20
    2000........................        10.80             0.33              0.13


                                                       DIVIDENDS       DISTRIBUTIONS
                                    TOTAL FROM         FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                    OPERATIONS     INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                    ----------     -----------------   -------------    -----------------
LIFE VISION AGGRESSIVE GROWTH
  FUND(A)(B)
  T Shares
    2004........................      $ 1.74            $(0.04)*           $   --             $(0.04)*
    2003........................       (0.99)            (0.03)                --              (0.03)
    2002........................       (0.72)            (0.02)                --              (0.02)
    2001........................        0.34             (0.12)             (1.52)             (1.64)
    2000........................        0.79             (0.05)             (0.44)             (0.49)
LIFE VISION CONSERVATIVE
  FUND(A)(B)
  T Shares
    2004(2).....................      $ 0.29            $(0.13)            $   --             $(0.13)
LIFE VISION GROWTH AND INCOME
  FUND(A)(B)
  T Shares
    2004........................      $ 1.57            $(0.14)            $   --             $(0.14)
    2003........................       (0.52)            (0.13)                --              (0.13)
    2002........................       (0.31)            (0.13)                --              (0.13)
    2001........................        0.64             (0.25)             (0.47)             (0.72)
    2000........................        0.59             (0.17)             (0.25)             (0.42)
LIFE VISION MODERATE GROWTH
  FUND(A)(B)
  T Shares
    2004........................      $ 1.20            $(0.16)            $   --             $(0.16)
    2003........................       (0.22)            (0.16)                --              (0.16)
    2002........................       (0.15)            (0.18)                --              (0.18)
    2001........................        0.52             (0.34)             (1.06)             (1.40)
    2000........................        0.46             (0.21)             (0.44)             (0.65)

*  Includes return of capital of $0.003.
+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
(1)Per share data calculated using average shares outstanding method.
(2) T Shares were offered beginning on November 6, 2003. All ratios for the period have been annualized.
(A) The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds. The expense ratios do not include such expenses.
(B) Recognition of net investment income by the Life Vision Funds is affected by the timing of the declaration of dividends by the STI Classic Funds in which the Life Vision Funds invest.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  107

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------
                $10.25              20.34%            $ 38,468               0.25%
                  8.55             (10.36)              28,681               0.25
                  9.57              (6.96)              34,398               0.25
                 10.31               3.07               23,936               0.25
                 11.61               7.25               18,412               0.25

                $10.87               2.68%            $     30               0.25%

                $10.76              16.92%            $ 75,083               0.25%
                  9.33              (5.16)              59,449               0.25
                  9.98              (2.97)              77,395               0.25
                 10.42               6.31               37,550               0.25
                 10.50               5.81               30,473               0.25

                $10.06              13.35%            $121,659               0.25%
                  9.02              (2.21)              93,722               0.25
                  9.40              (1.52)              88,592               0.25
                  9.73               5.28               73,429               0.25
                 10.61               4.46               69,622               0.25


                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
            (LOSS) TO AVERAGE      WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                  0.39%                0.39%              44%
                  0.33                 0.40               50
                  0.17                 0.41              101
                  1.05                 0.43              202
                  0.48                 0.44              183
                  2.41%               85.33%++           138%
                  1.38%                0.36%              97%
                  1.46                 0.37              139
                  1.25                 0.39              166
                  2.41                 0.39              286
                  1.77                 0.42              189
                  1.65%                0.36%             109%
                  1.87                 0.36              101
                  1.81                 0.36              202
                  3.04                 0.37              247
                  2.19                 0.37              151

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  PRIVACY POLICY

STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call at 1-800-428-6970.

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUNDS' WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds'

Investment Company Act registration number is 811-06557.

                                                                    STIPUSRP1004

(COVER GRAPHIC)

STI CLASSIC FUNDS
MONEY MARKET FUNDS
A SHARES
L SHARES

PROSPECTUS

     OCTOBER 1, 2004


PRIME QUALITY MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
U.S. TREASURY MONEY MARKET FUND
VIRGINIA TAX-FREE MONEY MARKET FUND


     INVESTMENT ADVISER:
     TRUSCO CAPITAL MANAGEMENT, INC.
     (the "Adviser")





     -----------------
     STI CLASSIC FUNDS
     -----------------


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the A Shares and L Shares of the Money Market Funds (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

 2      PRIME QUALITY MONEY MARKET FUND


 5      TAX-EXEMPT MONEY MARKET FUND


 7      U.S. GOVERNMENT SECURITIES MONEY MARKET FUND


 9      U.S. TREASURY MONEY MARKET FUND


 11     VIRGINIA TAX-FREE MONEY MARKET FUND


 13     MORE INFORMATION ABOUT RISK


 13     MORE INFORMATION ABOUT FUND INVESTMENTS


 13     INVESTMENT ADVISER


 14     PORTFOLIO MANAGERS


 14     PURCHASING, SELLING AND EXCHANGING FUND SHARES


 19     DIVIDENDS AND DISTRIBUTIONS


 19     TAXES


 20     FINANCIAL HIGHLIGHTS

INSIDE  PRIVACY POLICY
BACK
COVER
BACK    HOW TO OBTAIN MORE INFORMATION
COVER    ABOUT THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------

(SUITCASE  FUND SUMMARY
  ICON)
(TELESCOPE INVESTMENT STRATEGY
  ICON)
(LIFE      WHAT ARE THE PRINCIPAL RISKS OF INVESTING?
PRESERVER
  ICON)
(TARGET    PERFORMANCE INFORMATION
  ICON)
(LINE      WHAT IS AN AVERAGE?
  GRAPH
  ICON)
(COIN      FUND FEES AND EXPENSES
  ICON)
(MOUNTAIN  MORE INFORMATION ABOUT FUND INVESTMENTS
  ICON)
(MAGNIFYING INVESTMENT ADVISER
  GLASS
  ICON)
(HAND      PURCHASING, SELLING AND EXCHANGING
  SHAKE    FUND SHARES
  ICON)
(DOLLAR    SALES CHARGES
  ICON)

--------------------------------------------------------------------------------

OCTOBER 1, 2004

                                                                   PROSPECTUS  1

                                                            CUSIP/TICKER SYMBOLS

FUND NAME                                              CLASS     INCEPTION    TICKER  CUSIP

Prime Quality Money Market Fund                        A Shares     6/8/92    SQIXX   784766206
Prime Quality Money Market Fund                        L Shares    10/4/99    SQFXX   784767774
Tax-Exempt Money Market Fund                           A Shares     6/8/92    SEIXX   784766602
U.S. Government Securities Money Market Fund           A Shares     6/8/92    SUIXX   784766404
U.S. Treasury Money Market Fund                        A Shares    9/30/03    SATXX   784767287
Virginia Tax-Free Money Market Fund                    A Shares     5/5/93    CIAXX   784767600

                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

PRIME QUALITY MONEY MARKET FUND



           2  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital and liquidity

INVESTMENT FOCUS                             Money market instruments

PRINCIPAL INVESTMENT STRATEGY                Attempts to identify money market instruments with the most attractive risk/return trade-off

INVESTOR PROFILE                             Conservative investors who want to receive current income
                                             from their investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Prime Quality Money Market Fund invests exclusively in high quality U.S. money market instruments and foreign money market instruments denominated in U.S. dollars. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk. The Adviser analyzes maturity, yields, market sectors and credit risk. Investments are made in money market instruments with the most attractive risk/return trade-off. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.*

(BAR CHART)

1994                     3.60%

1995                     5.30%

1996                     4.82%

1997                     4.97%

1998                     4.92%

1999                     4.56%

2000                     5.86%

2001                     3.54%

2002                     1.26%

2003                     0.49%

      BEST QUARTER               WORST QUARTER



          1.51%                      0.08%



        (9/30/00)                 (12/31/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.16%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. First Tier Retail Average. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

A SHARES               1 YEAR   5 YEARS       10 YEARS
Prime Quality Money
Market Fund            0.49%     3.12%         3.92%
iMoneyNet, Inc. First
Tier Retail Average    0.49%     3.04%         3.87%

                                                 PRIME QUALITY MONEY MARKET FUND



                                                                PROSPECTUS  3

L SHARES               1 YEAR   5 YEARS   SINCE INCEPTION*
Prime Quality Money
Market Fund            0.35%       N/A         2.28%
iMoneyNet, Inc. First
Tier Retail Average    0.49%       N/A         2.81%

* Since inception of the L Shares on October 4, 1999. Benchmark returns since September 30, 1999 (benchmark returns available only on a month end basis).

To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Retail Average is a widely-recognized composite of money market funds that invest in securities rated in the highest category by at least two of the recognized rating agencies. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES   L SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)                                          None       None

Maximum Deferred Sales Charge (as a percentage of net asset
  value)*                                                     None       2.00%

* This sales charge is imposed if you sell L Shares within 1 year of your purchase. See "Sales Charges."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES   L SHARES
Investment Advisory Fees                                      0.65%      0.65%

Distribution and Service (12b-1) Fees                         0.20%      0.75%

Other Expenses*                                               0.05%      0.05%
                                                              ------     ------
Total Annual Operating Expenses**                             0.90%      1.45%


 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Prime Quality Money Market Fund - A Shares    0.81%
Prime Quality Money Market Fund - L Shares    0.89%

PRIME QUALITY MONEY MARKET FUND



           4  PROSPECTUS

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

             1 YEAR   3 YEARS   5 YEARS   10 YEARS
  A Shares    $ 92     $287      $498      $1,108
  L Shares    $348     $459      $792      $1,735

If you do not sell your shares at the end of the period:

             1 YEAR   3 YEARS   5 YEARS   10 YEARS
  A Shares    $ 92     $287      $498      $1,108
  L Shares    $148     $459      $792      $1,735

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                    TAX-EXEMPT MONEY MARKET FUND



                                                                   PROSPECTUS  5

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current interest income exempt from federal income
                                             taxes, while preserving capital and liquidity
INVESTMENT FOCUS                             Municipal money market instruments
PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without added risk by analyzing credit quality
INVESTOR PROFILE                             Conservative investors who want to receive current
                                             tax-exempt income from their investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Tax-Exempt Money Market Fund invests substantially all of its net assets in money market instruments issued by municipalities and issuers that pay income exempt from regular federal income taxes. In addition, up to 20% of the Fund's net assets may be invested in securities subject to the alternative minimum tax. In selecting investments for the Fund, the Adviser analyzes the credit quality and structure of each security to minimize risk. The Adviser actively manages the Fund's average maturity based on current interest rates and the Adviser's outlook of the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.*

(BAR CHART)

1994                     2.37%

1995                     3.36%

1996                     2.94%

1997                     3.11%

1998                     2.90%

1999                     2.69%

2000                     3.57%

2001                     2.13%

2002                     0.79%

2003                     0.42%

      BEST QUARTER               WORST QUARTER



          0.95%                      0.05%



        (6/30/00)                  (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.18%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. Tax-Free Retail Average. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

A SHARES                     1 YEAR   5 YEARS   10 YEARS
Tax-Exempt Money Market
Fund                         0.42%     1.91%     2.42%
iMoneyNet, Inc. Tax-Free
Retail Average               0.44%     1.88%     2.37%

To obtain information about the Fund's current yield, call 1-800-814-3397.

TAX-EXEMPT MONEY MARKET FUND



           6  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Tax-Free Retail Average is a widely-recognized composite of money market funds that invest in short-term municipal securities, the income of which is exempt from federal taxation. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES
Investment Advisory Fees                                      0.55%

Distribution and Service (12b-1) Fees                         0.15%
Other Expenses*                                               0.05%
                                                              -----------------

Total Annual Operating Expenses**                             0.75%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Tax-Exempt Money Market Fund - A Shares    0.67%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $77      $240      $417       $930

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                    U.S. GOVERNMENT SECURITIES MONEY MARKET FUND



                                                                   PROSPECTUS  7

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while preserving capital and liquidity

INVESTMENT FOCUS                             U.S. Treasury and government agency securities, and
                                             repurchase agreements

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without adding undue risk by
                                             analyzing yields

INVESTOR PROFILE                             Conservative investors who want to receive current income


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The U.S. Government Securities Money Market Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government, repurchase agreements involving these securities, and shares of registered money market funds that invest in the foregoing. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.*

(BAR CHART)

1994                     3.48%
1995                     5.25%
1996                     4.66%
1997                     4.85%
1998                     4.73%
1999                     4.26%
2000                     5.56%
2001                     3.52%
2002                     1.20%
2003                     0.40%

      BEST QUARTER               WORST QUARTER
          1.46%                      0.06%
       (12/31/00)                  (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.15%.

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND



           8  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. Government & Agency Retail Average. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

A SHARES                     1 YEAR   5 YEARS   10 YEARS

U.S. Government Securities
Money Market Fund            0.40%     2.97%     3.78%

iMoneyNet, Inc. Government
& Agency Retail Average      0.48%     3.03%     3.82%


To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Government & Agency Retail Average is a
widely-recognized composite of money market funds that invest in U.S. Treasury bills, repurchase agreements or securities issued by agencies of the U.S. Government. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES

Investment Advisory Fees                                      0.65%

Distribution and Service (12b-1) Fees                         0.17%

Other Expenses*                                               0.06%
                                                              -----------------
Total Annual Operating Expenses**                             0.88%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

U.S. Government Securities Money Market Fund - A Shares    0.80%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR  3 YEARS   5 YEARS   10 YEARS
   $90     $281      $488      $1,084

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                 U.S. TREASURY MONEY MARKET FUND



                                                                   PROSPECTUS  9

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income, while maintaining liquidity

INVESTMENT FOCUS                             Money market instruments issued and guaranteed by the U.S.
                                             Treasury

PRINCIPAL INVESTMENT STRATEGY                Investing in U.S. Treasury obligations and repurchase
                                             agreements

INVESTOR PROFILE                             Conservative investors who want to receive current income
                                             from their investment


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The U.S. Treasury Money Market Fund invests solely in U.S. Treasury obligations, repurchase agreements that are collateralized by obligations issued or guaranteed by the U.S. Treasury, and shares of registered money market funds that invest in the foregoing. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization (Standard and Poor's Corporation, AAA). As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.* Since T Shares are invested in the same portfolio of securities, returns for A Shares will be substantially similar to those of the T Shares, shown here, and differ only to the extent that A Share expenses are higher, and therefore, performance would be lower than that of the T Shares.

(BAR CHART)

1994                                        3.50%
1995                                        5.33%
1996                                        4.77%
1997                                        4.93%
1998                                        4.82%
1999                                        4.38%
2000                                        5.63%
2001                                        3.32%
2002                                        1.17%
2004                                        0.50%

      BEST QUARTER               WORST QUARTER



          1.46%                      0.09%



       (12/31/00)                  (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.15%.

U.S. TREASURY MONEY MARKET FUND



          10  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. Treasury & Repo Retail Average. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

T SHARES                     1 YEAR   5 YEARS   10 YEARS
U.S. Treasury Money Market
Fund                         0.50%     2.98%     3.82%
iMoneyNet, Inc. Treasury &
Repo Retail Average          0.42%     2.91%     3.74%

To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Treasury & Repo Retail Average is a widely-
recognized composite of money market funds that invest in U.S. Treasury bills and repurchase agreements backed by these securities. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES
Investment Advisory Fees                                      0.65%

Distribution and Service (12b-1) Fees                         0.15%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses**                             0.86%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

U.S. Treasury Money Market Fund - A Shares    0.75%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $88      $274      $477      $1,061

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                             VIRGINIA TAX-FREE MONEY MARKET FUND



                                                                  PROSPECTUS  11

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High current income exempt from federal and Virginia income taxes, while preserving capital and liquidity

INVESTMENT FOCUS                             Virginia municipal money market instruments

PRINCIPAL INVESTMENT STRATEGY                Attempts to increase income without added risk by analyzing credit quality

INVESTOR PROFILE                             Virginia residents who want to receive current income exempt from federal and state income taxes


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Virginia Tax-Free Money Market Fund invests substantially all of its assets in money market instruments issued by municipalities and issuers that pay income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In addition, up to 20% of the Fund's net assets may be invested in securities subject to the alternative minimum tax. In selecting investments for the Fund, the Adviser analyzes the credit quality and structure of each security to minimize risk. The Adviser actively manages the Fund's average maturity based on current interest rates and the Adviser's outlook of the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

             An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies within Virginia.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's A Shares from year to year.*

(BAR CHART)

1994                     2.11%
1995                     3.27%
1996                     2.88%
1997                     3.07%
1998                     2.92%
1999                     2.71%
2000                     3.55%
2001                     2.14%
2002                     0.79%
2003                     0.45%

      BEST QUARTER               WORST QUARTER



          0.93%                      0.06%
       (12/31/00)                  (9/30/03)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 0.18%.

VIRGINIA TAX-FREE MONEY MARKET FUND



          12  PROSPECTUS

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the iMoneyNet, Inc. Tax-Free Retail Average. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

A SHARES                     1 YEAR   5 YEARS   10 YEARS

Virginia Tax-Free Money
Market Fund                  0.45%     1.92%     2.41%

iMoneyNet, Inc. Tax-Free
Retail Average               0.44%     1.88%     2.37%


To obtain information about the Fund's current yield, call 1-800-814-3397.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN AVERAGE?
          -------------------------------------------------------------
          An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Tax-Free Retail Average is a widely-recognized composite of money market funds that invest in short-term municipal securities, the income of which is exempt from federal taxation. The number of funds in the Average varies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES

Investment Advisory Fees                                      0.40%

Distribution and Service (12b-1) Fees                         0.40%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses**                             0.86%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.


Virginia Tax-Free Money Market Fund - A Shares    0.67%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR  3 YEARS  5 YEARS  10 YEARS
   $88     $274     $477     $1,061

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                     MORE INFORMATION ABOUT RISK



                                                                  PROSPECTUS  13

(LIFE PRESERVER ICON)
        MORE INFORMATION
        ABOUT RISK

FIXED INCOME RISK

Tax-Exempt Money Market Fund

Virginia Tax-Free Money Market Fund

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

MUNICIPAL ISSUER RISK

Tax-Exempt Money Market Fund

Virginia Tax-Free Money Market Fund

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

REGIONAL RISK

Virginia Tax-Free Money Market Fund

To the extent that the Fund's investments are concentrated in a specific geographic region, the Fund may be subject to political and other developments affecting that region. Regional economies are often closely interrelated, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting the Fund to additional risks.

(MOUNTAIN ICON)
           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information. Of course, a Fund cannot guarantee that it will achieve its investment goal.

(MAGNIFYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Funds. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For the fiscal period ended May 31, 2004, the Adviser received advisory fees of:

  Prime Quality Money Market Fund            0.54%



  Tax-Exempt Money Market Fund               0.45%



  U.S. Government Securities Money Market
    Fund                                     0.56%



  U.S. Treasury Money Market Fund            0.56%



  Virginia Tax-Free Money Market Fund        0.40%




The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          14  PROSPECTUS

when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770 Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGERS

Each of the Funds is managed by co-portfolio managers or by a portfolio manager who is supported by a back-up portfolio manager.

Mr. Robert S. Bowman, CFA, has served as Managing Director of Trusco since January 1999. He has managed the VIRGINIA TAX-FREE MONEY MARKET FUND since May 1995, the TAX-EXEMPT MONEY MARKET FUND since July 2000, and the U.S. GOVERNMENT SECURITIES MONEY MARKET FUND since October 2000. Prior to joining Trusco, Mr. Bowman served as Vice President of Crestar Asset Management Company from 1995 to 1999, after serving as an assistant trader at Crestar Asset Management Company from 1994 to 1995. He has more than 10 years of investment experience.

Mr. David S. Yealy joined Trusco in 1991. Mr. Yealy has served as Managing Director of Trusco since July 2000, after serving as Vice President of Trusco since September 1999. He has managed the PRIME QUALITY MONEY MARKET FUND since it began operating in June 1992 and the U.S. TREASURY MONEY MARKET FUND since October 2000. He has more than 19 years of investment experience.

(HAND SHAKE ICON)
                  PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange A Shares and L Shares of the Funds. L Shares of the Prime Quality Money Market Fund are available only through exchanges of L Shares of other STI Classic Funds or, potentially, in the future, L Shares of the Prime Quality Money Market Fund may be used to set up a systematic exchange program to purchase L Shares of other STI Classic Funds. Currently no such exchange program is available. L Shares of the Prime Quality Money Market Fund (i) are subject to a 2% contingent deferred sales charge (CDSC) if you redeem your shares within one year of the date you purchased the original STI Classic Fund L Shares; and
(ii) have higher annual expenses than A Shares of the Prime Quality Money Market Fund.

HOW TO PURCHASE FUND SHARES

Your investment professional can assist you in opening a brokerage account that will be used for all transactions regarding the purchase of STI Classic Funds. Once your account is established, you may buy shares of the Funds by:

- Mail*

- Telephone (1-800-874-4770)

- Wire

- Automated Clearing House (ACH)

* The Funds do not accept cash as a payment for Fund shares.

You may also buy shares through investment representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution directly and follow its procedures for fund share transactions. Your institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Federal Reserve are open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern Time.) So, for you to be

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  15

eligible to receive dividends declared on the day you submit your purchase order, the Funds must receive your order before 10:30 a.m., Eastern Time for the Tax-Exempt Money Market Fund and Virginia Tax-Free Money Market Fund or before 2:00 p.m., Eastern Time for the Prime Quality Money Market Fund, U.S. Government Securities Money Market Fund and U.S. Treasury Money Market Fund. Also each Fund must receive federal funds (readily available funds) before 4:00 p.m., Eastern Time. Otherwise, your purchase order will be effective the following Business Day, as long as each Fund receives federal funds before the Funds calculate their NAV the following day.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Statement of Additional Information. If the Adviser determines in good faith that this method is unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM PURCHASES

To purchase A Shares for the first time, you must invest at least $2,000 in any Fund.

Your subsequent investments in any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. A Fund may accept investments of smaller amounts at its discretion.

FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call the Funds at 1-800-874-4770 to complete all of your purchase and redemption transactions.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase A Shares automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 up to $100,000 once or twice a month. The Distributor may close your account if you do not meet this minimum investment requirement at the end of two years.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          16  PROSPECTUS

provided in connection with your application will be used solely to establish and verify a customer's identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next-determined.

However, the Funds reserve the right to close your account at the then-current day's price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal Law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

(DOLLAR ICON)
                   SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES (CDSC) - L SHARES

You do not pay a sales charge when you purchase L Shares. The offering price of L Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of L Shares of one Fund for L Shares of another Fund.

IF YOU SELL YOUR L SHARES

The CDSC will be waived if you sell your L Shares for the following reasons:

- to make certain withdrawals from a retirement plan (not including IRAs);

- because of death or disability; or

- for certain payments under the Systematic Withdrawal Plan - up to 12% annually of the value of your shares of each Fund held at the time of the withdrawal (the Systematic Withdrawal Plan is discussed later in more detail).

OFFERING PRICE OF FUND SHARES

The offering price of A Shares and L Shares is the NAV next calculated after the transfer agent receives your request.

HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust Securities, you may sell your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  17

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of L Shares of the Prime Quality Money Market Fund, any applicable deferred sales charge.

Redemption orders must be received by the Funds on any Business Day before 10:30 a.m., Eastern Time for the Tax-Exempt Money Market Fund and Virginia Tax-Free Money Market Fund or 2:00 p.m., Eastern Time for the Prime Quality Money Market Fund, U.S. Government Securities Money Market Fund and U.S. Treasury Money Market Fund. Orders received after these times will be executed the following Business Day.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Fund receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required $2,000 because of redemptions you may be required to sell your shares. But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, all Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) a Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates orders that may dramatically affect the Fund.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days notice.

DIVIDENDS, DISTRIBUTIONS AND TAXES



          18  PROSPECTUS

EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

A SHARES

You may exchange A Shares of any Fund for A Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

L SHARES
You may exchange L Shares of any Fund for L Shares of any other Fund. For purposes of computing the CDSC applicable to L Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange. However, if you exchange L Shares of any STI Classic Fund for L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund, you must first pay any applicable CDSC for the shares you are selling. Similarly, if you exchange L Shares of the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund for L Shares of any other STI Classic Fund, any CDSC for the Fund you are exchanging into will be computed from the date of the exchange.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Maximum distribution fees, as a percentage of average daily net assets are as follows:

FOR A SHARES
Prime Quality Money Market Fund             0.20%

Tax-Exempt Money Market Fund                0.15%

U.S. Government Securities Money
Market Fund                                 0.17%

U.S. Treasury Money Market Fund             0.15%

Virginia Tax-Free Money Market Fund         0.40%


For L Shares of the Prime Quality Money Market Fund, the maximum distribution fee is 0.75% of the average daily net assets of the Fund.

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES



                                                                  PROSPECTUS  19

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates and will not qualify for the reduced rates applicable to qualified dividend income. Each Fund will inform you of the amount of your ordinary income dividends. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT; HOWEVER, BECAUSE THE FUND EXPECTS TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE, YOU SHOULD NOT EXPECT TO REALIZE ANY GAIN OR LOSS ON THE SALE OR EXCHANGE OF YOUR FUND SHARES.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The Tax-Exempt Money Market Fund and Virginia Tax-Free Money Market Fund intend to distribute federally tax-exempt income. Both of these Funds may invest a portion of their assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by the Funds may be taxable.

The Prime Quality Money Market Fund, the U.S. Government Securities Money Market Fund and the U.S. Treasury Money Market Fund expect to distribute primarily ordinary income. In addition, a significant portion of each of these three Funds' distributions may represent interest earned on U.S. obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain limitations.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS



          20  PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002, 2003, and 2004 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms, one of which has ceased operations. The auditor's report for each such period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Periods Ended May 31,
For a Share Outstanding Throughout the Period

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  21

                           NET ASSET              NET            NET REALIZED                              DIVIDENDS
                       VALUE, BEGINNING       INVESTMENT          GAIN (LOSS)         TOTAL FROM           FROM NET
                           OF PERIOD            INCOME          ON INVESTMENTS        OPERATIONS       INVESTMENT INCOME
                           ---------            ------          --------------        ----------       -----------------
PRIME QUALITY MONEY
  MARKET FUND
  A SHARES
    2004.............        $1.00               $  --              $   --               $  --              $   --*
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.02                  --                0.02               (0.02)
    2001.............         1.00                0.05                  --                0.05               (0.05)
    2000.............         1.00                0.05                  --                0.05               (0.05)
  L SHARES
    2004.............        $1.00               $  --              $   --               $  --              $   --*
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.01                  --                0.01               (0.01)
    2001.............         1.00                0.05                  --                0.05               (0.05)
    2000(A)..........         1.00                0.03                  --                0.03               (0.03)
TAX-EXEMPT MONEY
  MARKET FUND
  A SHARES
    2004.............        $1.00               $  --              $   --               $  --              $   --*
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.01                  --                0.01               (0.01)
    2001.............         1.00                0.03                  --                0.03               (0.03)
    2000.............         1.00                0.03                  --                0.03               (0.03)
U.S. GOVERNMENT
  SECURITIES MONEY
  MARKET FUND
  A SHARES
    2004.............        $1.00               $  --              $   --               $  --              $   --*
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.02                  --                0.02               (0.02)
    2001.............         1.00                0.05                  --                0.05               (0.05)
    2000.............         1.00                0.05                  --                0.05               (0.05)
U.S. TREASURY MONEY
  MARKET FUND
  A SHARES
    2004(B)..........        $1.00               $  --              $   --               $  --              $   --*
VIRGINIA TAX-FREE
  MONEY MARKET FUND
  A SHARES
    2004.............        $1.00               $  --              $   --               $  --              $   --*
    2003.............         1.00                0.01                  --                0.01               (0.01)
    2002.............         1.00                0.01                  --                0.01               (0.01)
    2001.............         1.00                0.03                  --                0.03               (0.03)
    2000.............         1.00                0.03                  --                0.03               (0.03)


                         DISTRIBUTION
                         FROM REALIZED      TOTAL DIVIDENDS
                         CAPITAL GAINS     AND DISTRIBUTIONS
                         -------------     -----------------
PRIME QUALITY MONEY
  MARKET FUND
  A SHARES
    2004.............       $   --*             $   --*
    2003.............           --*              (0.01)
    2002.............           --               (0.02)
    2001.............           --               (0.05)
    2000.............           --               (0.05)
  L SHARES
    2004.............       $   --*             $   --*
    2003.............           --*              (0.01)
    2002.............           --               (0.01)
    2001.............           --               (0.05)
    2000(A)..........           --               (0.03)
TAX-EXEMPT MONEY
  MARKET FUND
  A SHARES
    2004.............       $   --*             $   --*
    2003.............           --*              (0.01)
    2002.............           --*              (0.01)
    2001.............           --               (0.03)
    2000.............           --               (0.03)
U.S. GOVERNMENT
  SECURITIES MONEY
  MARKET FUND
  A SHARES
    2004.............       $   --              $   --*
    2003.............           --               (0.01)
    2002.............           --               (0.02)
    2001.............           --               (0.05)
    2000.............           --               (0.05)
U.S. TREASURY MONEY
  MARKET FUND
  A SHARES
    2004(B)..........       $   --*             $   --*
VIRGINIA TAX-FREE
  MONEY MARKET FUND
  A SHARES
    2004.............       $   --*             $   --*
    2003.............           --*              (0.01)
    2002.............           --*              (0.01)
    2001.............           --               (0.03)
    2000.............           --               (0.03)

+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes the shareholder may pay on fund distributions or redemption of fund shares.
++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
*  Amount represents less than $0.01 per share.
(A) Commenced operations on October 4, 1999. All ratios for the period have been annualized.
(B)  Commenced operations on November 12, 2003.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  21

                                                                                  RATIO OF NET       RATIO OF EXPENSES
                                          NET ASSETS,         RATIO OF NET      INVESTMENT INCOME       TO AVERAGE
NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO          TO AVERAGE           NET ASSETS
 END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS      NET ASSETS       (EXCLUDING WAIVERS)
 -------------          -------          ------------      ------------------      ----------       -------------------
      $1.00              0.34%            $1,851,615              0.81%                0.34%                0.95%
       1.00              0.98              1,925,521              0.81                 0.96                 0.94
       1.00              2.11              1,887,033              0.81                 2.09                 0.94
       1.00              5.57              1,927,309              0.80                 5.36                 0.95
       1.00              5.02              1,312,653              0.77                 4.94                 0.95
      $1.00              0.22%            $   25,444              0.93%                0.21%                1.59%
       1.00              0.54                 14,633              1.25                 0.53                 1.62
       1.00              1.36                 12,302              1.54                 1.04                 1.70
       1.00              4.75                  4,051              1.53                 4.54                 1.92
       1.00              2.93                  3,445              1.50                 4.46                 1.99
      $1.00              0.35%            $  274,543              0.67%                0.34%                0.80%
       1.00              0.68                239,451              0.67                 0.67                 0.79
       1.00              1.26                218,048              0.67                 1.25                 0.80
       1.00              3.35                256,894              0.67                 3.22                 0.80
       1.00              3.07                125,500              0.64                 3.01                 0.82
      $1.00              0.28%            $  234,100              0.80%                0.28%                0.92%
       1.00              0.86                250,246              0.80                 0.86                 0.92
       1.00              2.11                210,004              0.80                 2.02                 0.92
       1.00              5.41                158,087              0.79                 5.14                 0.93
       1.00              4.71                 79,311              0.77                 4.62                 0.93
      $1.00              0.15%            $      401              0.75%                0.21%                3.17%++
      $1.00              0.38%            $  118,339              0.67%                0.34%                0.90%
       1.00              0.67                 96,325              0.67                 0.66                 0.90
       1.00              1.27                 99,141              0.67                 1.22                 0.90
       1.00              3.35                 93,004              0.66                 3.28                 0.91
       1.00              3.07                 62,878              0.67                 3.17                 0.73

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  PRIVACY POLICY
STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUNDS' WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                   STIPUALMM1004

(COVER GRAPHIC)

STI CLASSIC FUNDS
LIFE VISION FUNDS
A SHARES
B SHARES

PROSPECTUS

     OCTOBER 1, 2004


LIFE VISION AGGRESSIVE GROWTH FUND
LIFE VISION CONSERVATIVE FUND
LIFE VISION GROWTH AND INCOME FUND
LIFE VISION MODERATE GROWTH FUND

     INVESTMENT ADVISER:
     TRUSCO CAPITAL MANAGEMENT, INC.
     (the "Adviser")





     -----------------
     STI CLASSIC FUNDS
     -----------------


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the A Shares and B Shares of each Life Vision Fund (Funds) that you should know before investing. Each Fund invests in a combination of other STI Classic Funds (underlying STI Classic Funds). Please read this prospectus and keep it for future reference.

A Shares and B Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.

A SHARES
- Front-end sales charge
- 12b-1 fees
- $2,000 minimum initial investment
B SHARES
- Contingent deferred sales charge
- Higher 12b-1 fees
- Automatically convert to A Shares after eight years
- $5,000 minimum initial investment

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

 2      LIFE VISION AGGRESSIVE GROWTH FUND


 6      LIFE VISION CONSERVATIVE FUND


 10     LIFE VISION GROWTH AND INCOME FUND


 14     LIFE VISION MODERATE GROWTH FUND


 18     MORE INFORMATION ABOUT RISK


 19     MORE INFORMATION ABOUT FUND INVESTMENTS


 20     INVESTMENT ADVISER


 20     INVESTMENT TEAM


 20     PURCHASING, SELLING AND EXCHANGING FUND SHARES


 27     DIVIDENDS AND DISTRIBUTIONS


 28     TAXES


 30     FINANCIAL HIGHLIGHTS

INSIDE  PRIVACY POLICY
BACK
COVER
BACK    HOW TO OBTAIN MORE INFORMATION
COVER    ABOUT THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------

(SUITCASE  FUND SUMMARY
  ICON)

(TELESCOPE INVESTMENT STRATEGY
  ICON)

(LIFE      WHAT ARE THE PRINCIPAL RISKS OF INVESTING?
PRESERVER
  ICON)

(TARGET    PERFORMANCE INFORMATION
  ICON)

(LINE      WHAT IS AN INDEX?
  GRAPH
  ICON)

(COIN      FUND FEES AND EXPENSES
  ICON)

(MOUNTAIN  MORE INFORMATION ABOUT FUND INVESTMENTS
  ICON)

(MAGNIFYING INVESTMENT ADVISER
  GLASS
  ICON)

(HAND      PURCHASING, SELLING AND EXCHANGING
  SHAKE    FUND SHARES
  ICON)

--------------------------------------------------------------------------------

OCTOBER 1, 2004

                                                                   PROSPECTUS  1

                                                            CUSIP/TICKER SYMBOLS

FUND NAME                                 CLASS     INCEPTION*   TICKER  CUSIP

Life Vision Aggressive Growth Fund        A Shares   9/30/03     SLAAX   784767360

Life Vision Aggressive Growth Fund        B Shares   3/11/03     SLABX   784767576

Life Vision Conservative Fund             A Shares   9/30/03     SVCAX   784767337

Life Vision Conservative Fund             B Shares   3/11/03     SCCBX   784767543

Life Vision Growth and Income Fund        A Shares   9/30/03     SGIAX   784767352

Life Vision Growth and Income Fund        B Shares   3/11/03     SGIBX   784767568

Life Vision Moderate Growth Fund          A Shares   9/30/03      --     784767345

Life Vision Moderate Growth Fund          B Shares   3/11/03     SVGBX   784767550


* The performance included under "Performance Information" may include the performance of other classes of the Fund and/or predecessors of the Fund.

                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

LIFE VISION AGGRESSIVE GROWTH FUND



           2  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              High capital appreciation
INVESTMENT FOCUS                             Equity and money market funds
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Investing at least 80% of the Fund's assets in STI Classic
                                             Equity Funds
INVESTOR PROFILE                             Investors who want the value of their investment to grow,
                                             but do not need to receive income on their investment, and are willing to be subject to the risks of equity securities


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Life Vision Aggressive Growth Fund invests at least 80% of its assets in STI Classic Funds that invest primarily in equity securities. The Fund's remaining assets may be invested in STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total return, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                     INVESTMENT RANGE
                                      (PERCENTAGE OF
                                     THE LIFE VISION
                                        AGGRESSIVE
                                      GROWTH FUND'S
ASSET CLASS                              ASSETS)
Equity Funds                              80-100%
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity
     Fund
  Value Income Stock Fund
Money Market Funds                          0-20%
  Prime Quality Money Market Fund

Other STI Classic Funds may be utilized.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the STI Classic Funds in which this Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the STI Classic Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital.

                                              LIFE VISION AGGRESSIVE GROWTH FUND



                                                                   PROSPECTUS  3

Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, this Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The Life Vision Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower. B Shares were offered beginning March 11, 2003. Performance between June 30, 1997 and March 11, 2003 is that of T Shares of the Fund, and has not been adjusted to reflect B Share expenses. If it had been, performance would have been lower.

This bar chart shows changes in the performance of this Life Vision Fund's B Shares from year to year.*

(BAR CHART)

1994                                       -4.30%
1995                                       25.12%
1996                                       16.62%
1997                                       22.53%
1998                                       12.31%
1999                                       10.31%
2000                                        6.30%
2001                                       -6.52%
2002                                      -18.11%
2003                                       25.84%

      BEST QUARTER               WORST QUARTER
         18.72%                     -16.74%
       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 4.00%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the average annual total returns of this Life Vision Fund's Shares for the periods ended December 31, 2003, to those of a Hybrid 90/10 Blend of the S&P 500 (R) Index and the Citigroup 3-Month Treasury Bill Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                          SINCE INCEPTION
                                              OF THE
                                            REGISTERED
B SHARES               1 YEAR   5 YEARS    MUTUAL FUND*     10 YEARS**
Fund Returns Before
Taxes                  20.84%     2.13%         4.88%          8.06%
Fund Returns After
Taxes on
Distributions          20.81%     1.05%         3.53%          N/A+
Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares    13.59%     1.34%         3.56%          N/A+
Hybrid 90/10 Blend of
the Following Market
Benchmarks++           25.71%    -0.04%         5.14%         10.49%
 S&P 500(R)  Index     28.67%    -0.57%         5.10%         11.06%
 Citigroup
  3-Month  Treasury
 Bill  Index            1.07%     3.50%         3.87%          4.30%

 * Since inception of the T Shares on June 30, 1997, when the Fund began operating as a registered mutual fund.

** Includes performance of the Adviser's asset allocation program.

 + It is not possible to reflect the impact of taxes on the Adviser's asset allocation program's performance.

 ++ Benchmarks reflect no deductions for fees, expenses or taxes.

LIFE VISION AGGRESSIVE GROWTH FUND



           4  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Citigroup 3-Month Treasury Bill Index is a widely-recognized index of the 3 month U.S. Treasury bills.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold A Shares and B Shares of this Life Vision Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. This Life Vision Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      B SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None

Maximum Contingent Deferred Sales Charge (as a percentage of
  original purchase price)**                                  None          5.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell B Shares within five years of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      B SHARES
Investment Advisory Fees                                      0.25%         0.25%
Distribution and Service (12b-1) Fees                         0.50%         1.00%
Other Expenses*                                               0.10%         0.10%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             0.85%         1.35%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Life Vision Aggressive Growth Fund - A Shares    0.51%
Life Vision Aggressive Growth Fund - B Shares    1.00%

The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on restated expenses of the underlying STI Classic Funds, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.08%. Therefore, total annualized expenses for A Shares would be 1.93% before waivers and 1.59% after waivers and for B Shares would be 2.43% before waivers and 2.08% after waivers.

                                              LIFE VISION AGGRESSIVE GROWTH FUND



                                                                   PROSPECTUS  5

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, this Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $459      $636
B Shares                                 $637      $828

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $459      $636
B Shares                                 $137      $428

These costs are all inclusive representing both direct Fund expenses before waivers and additional expenses associated with investments in underlying STI Classic Funds (1.93% for A Shares and 2.43% for B Shares):

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $564     $  958
B Shares                                 $746     $1,158

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $564      $958
B Shares                                 $246      $758

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

LIFE VISION CONSERVATIVE FUND



           6  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation and current income
INVESTMENT FOCUS
  PRIMARY                                    Bond funds
  SECONDARY                                  Equity funds
SHARE PRICE VOLATILITY                       Low
PRINCIPAL INVESTMENT STRATEGY                Investing pursuant to an asset allocation strategy in a
                                             combination of STI Classic Bond Funds, and to a lesser
                                             extent, STI Classic Equity Funds
INVESTOR PROFILE                             Investors who want income from their investment, as well as an increase in its value, but want to reduce risk by
                                             limiting exposure to equity securities

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Life Vision Conservative Fund invests in STI Classic Funds that invest primarily in fixed income securities, but may invest up to 35% of the Fund's assets in STI Classic Funds that invest primarily in equity securities. The Fund's remaining assets may be invested in STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total return, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                        INVESTMENT RANGE
                                         (PERCENTAGE OF
                                        THE LIFE VISION
                                          CONSERVATIVE
ASSET CLASS                              FUND'S ASSETS)
Bond Funds                                   65-100%
  Classic Institutional High Quality
    Bond Fund
  High Income Fund
  Classic Institutional Total Return
    Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage
    Securities Fund
  Short-Term U.S. Treasury Securities
    Fund
  U.S. Government Securities Fund

                                        INVESTMENT RANGE
                                         (PERCENTAGE OF
                                        THE LIFE VISION
                                          CONSERVATIVE
ASSET CLASS                              FUND'S ASSETS)
Equity Funds                                   0-35%
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity Fund
  Value Income Stock Fund
Money Market Funds                             0-20%
  Prime Quality Money Market Fund

Other STI Classic Funds may be utilized.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the STI Classic Funds in which this Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

                                                   LIFE VISION CONSERVATIVE FUND



                                                                   PROSPECTUS  7

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Life Vision Conservative Fund commenced operations on March 11, 2003, and therefore does not have performance history for a full calendar year.

LIFE VISION CONSERVATIVE FUND



           8  PROSPECTUS

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold A Shares and B Shares of this Life Vision Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. The Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      B SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)*                                           3.75%         None
Maximum Contingent Deferred Sales Charge (as a percentage of
  original purchase price)**                                  None          5.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell B Shares within five years of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      B SHARES
Investment Advisory Fees                                      0.25%         0.25%
Distribution and Service (12b-1) Fees                         0.40%         1.00%
Other Expenses*                                               0.52%         0.52%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             1.17%         1.77%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Life Vision Conservative Fund - A Shares    0.57%
Life Vision Conservative Fund - B Shares    0.95%

The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on restated expenses of the underlying STI Classic Funds, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.01%. Therefore, total estimated annualized expenses for A Shares would be 2.18% before waivers and 1.58% after waivers and for B Shares would be 2.78% before waivers and 1.96% after waivers.

                                                   LIFE VISION CONSERVATIVE FUND



                                                                   PROSPECTUS  9

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $490      $733
B Shares                                 $680      $957

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $490      $733
B Shares                                 $180      $557

These costs are all inclusive representing both direct Fund expenses before waivers and additional expenses associated with investments in underlying STI Classic Funds (2.18% for A Shares and 2.78% for B Shares):

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $588     $1,032
B Shares                                 $781     $1,262

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $588     $1,032
B Shares                                 $281     $  862

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund's estimated expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

LIFE VISION GROWTH AND INCOME FUND



          10  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             Equity and bond funds
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Investing pursuant to an asset allocation strategy in a
                                             combination of STI Classic Equity Funds and, to a lesser
                                             extent, STI Classic Bond Funds
INVESTOR PROFILE                             Investors who want their assets to grow, but want to
                                             moderate the risks of equity securities through investment of a portion of their assets in bonds

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Life Vision Growth and Income Fund invests at least 70% to 80% of its assets in STI Classic Funds that invest primarily in either equity securities or fixed income securities. The Fund's remaining assets may be invested in shares of underlying STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total returns, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                        INVESTMENT RANGE
                                       (PERCENTAGE OF THE
                                     LIFE VISION GROWTH AND
ASSET CLASS                          INCOME FUND'S ASSETS)
Equity Funds                                  50-80%
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity
    Fund
  Value Income Stock Fund
Bond Funds                                    20-50%
  Classic Institutional High
    Quality Bond Fund
  High Income Fund
  Classic Institutional Total
    Return Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage
    Securities Fund
  Short-Term U.S. Treasury
    Securities Fund
  U.S. Government Securities Fund
Money Market Funds                             0-20%
  Prime Quality Money Market Fund

Other STI Classic Funds may be utilized.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the STI Classic Funds in which this Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term

                                              LIFE VISION GROWTH AND INCOME FUND



                                                                  PROSPECTUS  11

securities are generally more volatile, so the average maturity or duration of these securities affects risk.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION
             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, this Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The Life Vision Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower. B Shares were offered beginning March 11, 2003. Performance between June 30, 1997 and March 11, 2003 is that of T Shares of the Fund, and has not been adjusted to reflect B Share expenses. If it had been, performance would have been lower.

This bar chart shows changes in the performance of this Life Vision Fund's B Shares from year to year.*

(BAR CHART)

1994                                       -3.52%
1995                                       22.68%
1996                                       12.16%
1997                                       18.08%
1998                                       11.16%
1999                                        7.95%
2000                                        7.08%
2001                                       -2.55%
2002                                      -11.99%
2003                                       23.41%

      BEST QUARTER               WORST QUARTER
         13.65%                     -12.87%
       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 2.83%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the average annual total returns of this Life Vision Fund's T Shares for the periods ended December 31, 2003, to those of a Hybrid 65/25/10 Blend of the S&P 500 (R) Index, Lehman Brothers U.S. Aggregate Bond Index and the Citigroup 3-Month Treasury Bill Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                          SINCE INCEPTION
                                              OF THE
                                            REGISTERED
B SHARES               1 YEAR   5 YEARS    MUTUAL FUND*     10 YEARS**
----------------------------------------------------------------------
Fund Returns Before
Taxes                  18.41%     3.78%        5.90%           7.87%
Fund Returns After
Taxes on
Distributions          18.07%     2.76%        4.30%           N/A+
Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares    12.03%     2.65%        4.16%           N/A+
Hybrid 65/25/10 Blend
of the Following
Market Benchmarks++    18.20%     1.34%        5.44%           8.91%
 S&P 500(R) Index      28.67%    -0.57%        5.10%          11.06%
 Lehman Brothers U.S.
 Aggregate Bond Index   4.10%     6.62%        7.43%           6.95%
 Citigroup 3-Month
 Treasury Bill Index    1.07%     3.50%        3.87%           4.30%

 * Since inception of the T Shares on June 30, 1997, when the Fund began operating as a registered mutual fund.
** Includes performance of the Adviser's asset allocation program.
 + It is not possible to reflect the impact of taxes on the Adviser's asset allocation program's performance.
 ++ Benchmarks reflect no deductions for fees, expenses or taxes.

LIFE VISION GROWTH AND INCOME FUND



          12  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Citigroup 3-Month Treasury Bill Index is a widely-recognized index of the 3 month U.S. Treasury bills.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold A Shares and B Shares of this Life Vision Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. This Life Vision Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      B SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)*                                         3.75%         None
Maximum Contingent Deferred Sales Charge (as a percentage of
  original purchase price)**                                  None          5.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell B Shares within five years of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      B SHARES
Investment Advisory Fees                                      0.25%         0.25%
Distribution and Service (12b-1) Fees                         0.50%         1.00%
Other Expenses*                                               0.07%         0.07%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             0.82%         1.32%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Life Vision Growth and Income Fund - A Shares    0.56%
Life Vision Growth and Income Fund - B Shares    1.00%

The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on restated expenses of the underlying STI Classic Funds, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.06%. Therefore, total annualized expenses for A Shares would be 1.88% before waivers and 1.62% after waivers and for B Shares would be 2.38% before waivers and 2.06% after waivers.

                                              LIFE VISION GROWTH AND INCOME FUND



                                                                  PROSPECTUS  13

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $456      $627
B Shares                                 $634      $818

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $456      $627
B Shares                                 $134      $418

These costs are all inclusive representing both direct Fund expenses after waivers and additional expenses associated with investments in underlying STI Classic Funds (1.88% for A Shares and 2.38% for B Shares):

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $559     $  944
B Shares                                 $741     $1,142

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $559      $944
B Shares                                 $241      $742

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

LIFE VISION MODERATE GROWTH FUND



          14  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation and current income
INVESTMENT FOCUS                             Equity and bond funds
SHARE PRICE VOLATILITY                       Low
PRINCIPAL INVESTMENT STRATEGY                Investing pursuant to an asset allocation strategy in a
                                             combination of STI Classic Equity and Bond Funds
INVESTOR PROFILE                             Investors who want income from their investment, as well as an increase in its value, and are willing to be subject to the risks of equity securities

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               The Life Vision Moderate Growth Fund principally invests in STI Classic Funds that invest primarily in equity securities and fixed income securities. The Fund's remaining assets may be invested in shares of underlying STI Classic Money Market Funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total returns, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                                      INVESTMENT RANGE
                                     (PERCENTAGE OF THE
                                    LIFE VISION MODERATE
ASSET CLASS                         GROWTH FUND'S ASSETS)
Equity Funds                                35-65%
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Emerging Growth Stock Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Mid-Cap Value Fund
  Small Cap Growth Stock Fund
  Small Cap Value Equity Fund
  Strategic Quantitative Equity
    Fund
  Value Income Stock Fund
Bond Funds                                  35-65%
  Classic Institutional High
    Quality Bond Fund
  High Income Fund
  Classic Institutional Total
    Return Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage
    Securities Fund
  Short-Term U.S. Treasury
    Securities Fund
  U.S. Government Securities Fund
Money Market Funds                           0-20%
  Prime Quality Money Market Fund

Other STI Classic Funds may be utilized.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities for taxable investors. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

You can obtain information about the STI Classic Funds in which this Fund invests by calling 1-800-428-6970, or from the Fund's website at www.sticlassicfunds.com.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of an underlying STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate

                                                LIFE VISION MODERATE GROWTH FUND



                                                                  PROSPECTUS  15

market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, this Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The Life Vision Fund began operating as a registered mutual fund on June 30, 1997. Performance prior to June 30, 1997 is that of the Adviser's similarly managed asset allocation program, which began operations on December 31, 1992. The asset allocation program's performance has been adjusted to reflect the fees and expenses for T Shares of the Fund. As an asset allocation program, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the asset allocation program's performance would have been lower. B Shares were offered beginning March 11, 2003. Performance between June 30, 1997 and March 11, 2003 is that of T Shares of the Fund, and has not been adjusted to reflect B Share expenses. If it had been, performance would have been lower.

This bar chart shows changes in the performance of this Life Vision Fund's B Shares from year to year.*

(BAR CHART)

1994                                       -2.97%
1995                                       20.52%
1996                                       10.51%
1997                                       16.41%
1998                                       11.15%
1999                                        6.19%
2000                                        5.46%
2001                                       -1.10%
2002                                       -8.28%
2003                                       19.24%

      BEST QUARTER               WORST QUARTER
         11.24%                     -9.20%
       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 1.98%.
-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
This table compares the average annual total returns of this Life Vision Fund's T Shares for the periods ended December 31, 2003, to those of a Hybrid 50/40/10 Blend of the S&P 500 (R) Index, Lehman Brothers U.S. Aggregate Bond Index and the Citigroup 3-Month Treasury Bill Index. These returns reflect applicable sales charges and assumes shareholders redeem all of their shares at the end of the period indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                          SINCE INCEPTION
                                              OF THE
                                            REGISTERED
B SHARES               1 YEAR   5 YEARS    MUTUAL FUND*     10 YEARS**
----------------------------------------------------------------------
Fund Returns Before
Taxes                  14.24%     3.58%        5.70%           7.31%
Fund Returns After
Taxes on
Distributions          13.75%     2.02%        3.91%           N/A+
Fund Returns After
Taxes on
Distributions and
Sale of Fund Shares     9.28%     2.23%        3.91%           N/A+
Hybrid 50/40/10 Blend
of the Following
Market Benchmarks++    15.67%     3.09%        6.37%           9.07%
 S&P 500(R) Index      28.67%    -0.57%        5.10%          11.06%
 Lehman Brothers U.S.
 Aggregate Bond Index   4.10%     6.62%        7.43%           6.95%
 Citigroup 3-Month
 Treasury Bill Index    1.07%     3.50%        3.87%           4.30%

 * Since inception of the T Shares on June 30, 1997, when the Fund began operating as a registered mutual fund.

** Includes performance of the Adviser's asset allocation program.

 + It is not possible to reflect the impact of taxes on the Adviser's asset allocation program's performance.

 ++ Benchmarks reflect no deductions for fees, expenses or taxes.

LIFE VISION MODERATE GROWTH FUND



          16  PROSPECTUS

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Citigroup 3-Month Treasury Bill Index is a widely-recognized index of the 3 month U.S. Treasury bills.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold A Shares and B Shares of this Life Vision Fund. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. This Life Vision Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              A SHARES      B SHARES
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)*                                         3.75%         None
Maximum Contingent Deferred Sales Charge (as a percentage of
  original purchase price)**                                  None          5.00%
Redemption Fee (as a percentage of net asset value)***        2.00%         2.00%

  * This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."
 ** This sales charge is imposed if you sell B Shares within five years of your purchase. See "Sales Charges."
*** This redemption fee may be imposed if you redeem or exchange your shares within ninety days of purchase. See "Market Timers."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              A SHARES      B SHARES
Investment Advisory Fees                                      0.25%         0.25%
Distribution and Service (12b-1) Fees                         0.50%         1.00%
Other Expenses*                                               0.07%         0.07%
                                                              ------------  -------------------
Total Annual Operating Expenses**                             0.82%         1.32%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the levels set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Life Vision Moderate Growth Fund - A Shares    0.51%
Life Vision Moderate Growth Fund - B Shares    0.96%

The expenses set forth above are in addition to the costs of the underlying STI Classic Funds borne by the Fund. Based on restated expenses of the underlying STI Classic Funds, the costs borne by the Fund on investments in underlying STI Classic Funds were 1.09%. Therefore, total annualized expenses for A Shares would be 1.91% before waivers and 1.60% after waivers and for B Shares would be 2.41% before waivers and 2.05% after waivers.

                                                LIFE VISION MODERATE GROWTH FUND



                                                                  PROSPECTUS  17

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $456      $627
B Shares                                 $634      $818

If you do not sell your shares at the end of the period:

                                        1 YEAR    3 YEARS
A Shares                                 $456      $627
B Shares                                 $134      $418

These costs are all inclusive representing both direct Fund expenses before waivers and additional expenses associated with investments in underlying STI Classic Funds (1.91% for A Shares and 2.41% for B Shares):

If you sell your shares at the end of the period:

                                   1 YEAR    3 YEARS
A Shares                            $562     $  953
B Shares                            $744     $1,151

If you do not sell your shares at the end of the period:

                                    1 YEAR    3 YEARS
A Shares                             $562      $953
B Shares                             $244      $751

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

MORE INFORMATION ABOUT RISK



          18  PROSPECTUS

(LIFE PRESERVER ICON)
        MORE INFORMATION
        ABOUT RISK

DERIVATIVES RISK

All Funds

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EQUITY RISK

All Funds

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

EXCHANGE TRADED FUND RISK

All Funds

The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

                                         MORE INFORMATION ABOUT FUND INVESTMENTS



                                                                  PROSPECTUS  19

FIXED INCOME RISK

Life Vision Conservative Fund
Life Vision Growth and Income Fund
Life Vision Moderate Growth Fund

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITY RISKS

All Funds

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

TRACKING ERROR RISK

All Funds

Factors such as Fund expenses, imperfect correlation between a Fund's investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.

(MOUNTAIN ICON)
           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

INVESTMENT ADVISER



          20  PROSPECTUS

(MAGNIFYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Funds. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For the fiscal period ended May 31, 2004, the Adviser received advisory fees of:

  Life Vision Aggressive Growth Fund         0.11%



  Life Vision Conservative Fund              0.10%



  Life Vision Growth and Income Fund         0.14%



  Life Vision Moderate Growth Fund           0.14%

The Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

THE INVESTMENT TEAM

The LIFE VISION AGGRESSIVE GROWTH FUND, LIFE VISION CONSERVATIVE FUND, LIFE VISION GROWTH AND INCOME FUND, and LIFE VISION MODERATE GROWTH FUND are managed by a team of investment professionals. No one person is primarily responsible for making investment recommendations.

(HAND SHAKE ICON)
                  PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange A Shares and B Shares of the Funds.

HOW TO PURCHASE FUND SHARES

Your investment professional can assist you in opening a brokerage account that will be used for all transactions regarding the purchase of STI Classic Funds. Once your securities account is established, you may buy shares of the Funds by:

- Mail*

- Telephone (1-800-874-4770)

- Wire

- Automated Clearing House (ACH)

* The Funds do not accept cash as payment for Fund shares.

You may also buy shares through investment representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution directly and follow its procedures for Fund share transactions. Your institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  21

on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund values its underlying STI Classic Fund investments at the NAV reported by those STI Classic Funds. Other portfolio securities are generally valued at market price. If market prices are unavailable or the Adviser determines in good faith that the market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM/MAXIMUM PURCHASES

To purchase shares for the first time, you must invest in any Fund at least:

CLASS                      DOLLAR AMOUNT
A Shares                   $2,000
B Shares                   $5,000 ($2,000 for IRAs)

However, you may purchase no more than $99,999 of B Shares due to the fact that A Share purchases of $100,000 or more offer a reduced initial sales charge and have lower annual expenses.

Your subsequent investments of shares of any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. The Funds may accept investments of smaller amounts at its discretion.

FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-874-4770 to complete all of your purchase and redemption transactions.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          22  PROSPECTUS

provided in connection with your application will be used solely to establish and verify a customer's identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined. However, the Funds reserve the right to close your account at the then-current day's price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

(DOLLAR ICON)
                   SALES CHARGES

FRONT-END SALES CHARGES - A SHARES

The offering price of A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                             YOUR SALES      YOUR SALES
                             CHARGE AS A     CHARGE AS A
                            PERCENTAGE OF   PERCENTAGE OF
                              OFFERING        YOUR NET
IF YOUR INVESTMENT IS:         PRICE*        INVESTMENT
Less than $100,000              3.75%           3.90%

$100,000 but less than
$250,000                        3.25%           3.36%

$250,000 but less than
$1,000,000                      2.50%           2.56%

$1,000,000 and over              None            None

* The Distributor may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 1.00%.

INVESTMENTS OF $1,000,000 OR MORE. You do not pay an initial sales charge when you buy $1,000,000 or more of A Shares (excluding A Shares of STI Classic Money Market Funds) in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a deferred sales charge of 1.00% if you redeem any of these A Shares within one year of purchase. The deferred sales charge is calculated based on the lessor of (1) the NAV of the shares at the time of purchase or (2) NAV of the shares next calculated after the Fund receives your sales request. The deferred sales charge does not apply to shares you purchase through reinvestment of dividends or capital gains distributions.

WAIVER OF FRONT-END SALES CHARGE - A SHARES

The front-end sales charge will be waived on A Shares purchased:

- through reinvestment of dividends and distributions;

- through a SunTrust Securities, Inc. asset allocation account;

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  23

- by persons repurchasing shares they redeemed within the last 180 days (see "Repurchase of A Shares");

- by employees, and members of their immediate family (spouse, mother, father, mother-in-law, father-in-law, and children (including step-children) under the age of 21 years), of SunTrust and its affiliates;

- by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (IRAs) previously with the Trust department of a bank affiliated with SunTrust;

- by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

- through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF A SHARES

You may repurchase any amount of A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See the section on Taxes in the Statement of Additional Information for more information. To exercise this privilege, the Funds must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.

REDUCED SALES CHARGES - A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the market value (at the close of business on the day of the current purchase) of the A Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the market value of any A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or
(iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Funds will only consider the market value of A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You may be required to provide the Funds with your account number(s), account name(s), and copies of the account statements, and, if applicable, the account number(s), account name(s), and copies of the account statements, for your spouse and/or children (and provide the children's ages). Your financial institution may require documentation or other information in order to verify your eligibility for a reduced sales charge. The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of A Shares sold subject to a sales charge. As a result, shares of the A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 3.75% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period,

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          24  PROSPECTUS

the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Shares you purchase with a Letter of Intent.

You can also obtain this information about sales charges, rights of accumulation and letters of intent on the Fund's website at www.sticlassicfunds.com.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - B SHARES

You do not pay a sales charge when you purchase B Shares. However, if you redeem your shares within five years of purchase, you will generally pay a CDSC on these shares according to the following schedule:

                           CDSC AS A PERCENTAGE OF
                          ORIGINAL PURCHASE AMOUNT
YEARS AFTER PURCHASE          SUBJECT TO CHARGE
0 to 1 Year                          5%
1 to 2 Years                         4%
2 to 3 Years                         4%
3 to 4 Years                         3%
4 to 5 Years                         2%
5 Years+*                            0%

* B Shares automatically convert to A Shares after eight years.

The CDSC does not apply to share price appreciation or shares acquired through dividend or capital gains distribution reinvestment. To minimize the CDSC, shares not subject to any charge will be redeemed first, followed by shares held longest (therefore having the lowest CDSC).

WAIVER OF THE CDSC

No CDSC is imposed if you sell your shares under any of the following circumstances:

- Death or Disablement (as defined in Section 72(m)(7) of the Internal Revenue
  Code)

     - You are shareholder/joint shareholder or participant/beneficiary of certain retirement plans;

     - You die after the account is opened;

     - Redemption must be made within 1 year of such death/disability;

     - The Fund must be notified in writing of such death/disability at time of redemption request;

     - The Fund must be provided with satisfactory evidence of death (death certificate) or disability (doctor's certificate specifically referencing disability as defined in 72(m)(7) referenced above).

- Shares purchased through dividend and capital gains reinvestment.

- Participation in the Systematic Withdrawal Plan described below:

     - Withdrawal not to exceed 10% of the current balance of a Fund in a 12 month period, the 10% amount will be calculated as of the date of the initial Systematic Withdrawal Plan and recalculated annually on the 12 month anniversary date. Shares purchased through dividend or capital gains reinvestment, although not subject to the CDSC sales charge, will be included in calculating the account value and 10% limitation amount;

     - If the total of all Fund account withdrawals (Systematic Withdrawal Plan or otherwise) exceeds the 10% limit within the 12 month period following the initial calculation date, the entire Systematic Withdrawal Plan for the period will be subject to the applicable sales charge, in the initial year of a Systematic Withdrawal Plan, the withdrawal limitation period shall begin 12 months before the initial Systematic Withdrawal Plan payment;

     - To qualify for the CDSC waiver under the Systematic Withdrawal Plan a Fund account must have a minimum of $25,000 at Systematic Withdrawal Plan inception and must also reinvest dividends and capital gains distributions.

- Required mandatory minimum withdrawals made after 70 1/2 under any retirement plan qualified under IRS Code Section 401, 408 or 403(b) or resulting

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES



                                                                  PROSPECTUS  25

  from the tax free return of an excess distribution to an Individual Retirement Account (IRA). Satisfactory qualified plan documentation to support any waiver includes employer letter (separation from services) and plan administrator certificate (certain distributions under plan requirements).

- Exchanges for B Shares of other Life Vision Funds.

- Exchanges in connection with plans of Fund reorganizations such as mergers and acquisitions.

To take advantage of any of these waivers, you must qualify in advance. To see if you qualify, please call your investment professional or other investment representative. These waivers are subject to change or elimination at any time at the discretion of the Funds.

OFFERING PRICE OF FUND SHARES

The offering price of A Shares is the NAV next calculated after the transfer agent receives your request, plus the front-end sales load. The offering price of B Shares is simply the next calculated NAV.

HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust Securities, you may sell your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the NAV next determined after the Fund receives your request less, in the case of B Shares, any applicable CDSC.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account. Withdrawals under the Systematic Withdrawal Plan may be subject to a CDSC unless they meet the requirements described above under "Waiver of the CDSC."

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

CLASS         DOLLAR AMOUNT
A Shares      $2,000
B Shares      $5,000 ($2,000 for IRAs or other tax
              qualified accounts)

But the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency

PURCHASING, SELLING AND EXCHANGING FUND SHARES



          26  PROSPECTUS

or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, all Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) a Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates orders that may dramatically affect the Fund as outlined under "Market Timers" as defined later in this prospectus.

IF YOU RECENTLY PURCHASED SHARES BY CHECK, OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days notice.

EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange requests.

A SHARES

You may exchange A Shares of any Fund for A Shares of any other STI Classic Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an STI Classic Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into an STI Classic Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange.

B SHARES

You may exchange B Shares of any Life Vision Fund for B Shares of any other Life Vision Fund. For purposes of computing the CDSC applicable to B Shares, as well as the 8-year automatic conversion period, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by an exchange.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

                                                     DIVIDENDS AND DISTRIBUTIONS



                                                                  PROSPECTUS  27

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of a Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.
This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus arrangement because information may not be available regarding beneficial owners. Dealers who purchase A Shares or B Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive any dealer commissions and also may not be eligible to receive 12b-1 fees from the original date of purchase. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

While B Shares are sold without any initial sales charge, the distributor may pay at the time of sale up to 4% of the amount invested to broker-dealers and other financial intermediaries who sell B Shares. Through the distribution plan, the distributor is reimbursed for these payments, as well as other distribution related services provided by the distributor.

Maximum distribution fees, as a percentage of average daily net assets, are as follows:

FOR A SHARES
Life Vision Aggressive Growth Fund          0.50%
Life Vision Conservative Fund               0.40%
Life Vision Growth and Income Fund          0.50%
Life Vision Moderate Growth Fund            0.50%

For B Shares the maximum distribution fee is 1.00% of the average daily net assets of each Fund.

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their income quarterly. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES



          28  PROSPECTUS

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable either as ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF FUND SHARES FOR SHARES OF A DIFFERENT STI CLASSIC FUND IS TREATED THE SAME AS A SALE.

Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                PROSPECTUS  29

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS



          30  PROSPECTUS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ended May 31, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP. The auditor's report for the period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Year Ended May 31, 2003
For a Share Outstanding Throughout the Periods

                                    NET ASSET                        NET REALIZED
                                      VALUE,            NET         AND UNREALIZED
                                    BEGINNING        INVESTMENT        GAINS ON        TOTAL FROM
                                    OF PERIOD      INCOME (LOSS)     INVESTMENTS       OPERATIONS
                                    ---------      -------------     -----------       ----------
LIFE VISION AGGRESSIVE GROWTH
  FUND(A)(B)
  A SHARES
    2004(1).....................      $ 9.46           $(0.01)(2)       $0.81(2)         $0.80
  B SHARES
    2004........................      $ 8.53           $(0.04)(2)       $1.70(2)         $1.66
    2003(3).....................        7.23            (0.01)           1.31             1.30

LIFE VISION CONSERVATIVE
  FUND(A)(B)
  A SHARES
    2004(4).....................      $10.68           $ 0.12(2)        $0.18(2)         $0.30
  B SHARES
    2004........................      $10.43           $ 0.17(2)        $0.39(2)         $0.56
    2003(3).....................       10.00             0.01            0.42             0.43

LIFE VISION GROWTH AND INCOME
  FUND(A)(B)
  A SHARES
    2004(5).....................      $10.18           $ 0.06(2)        $0.58(2)         $0.64
  B SHARES
    2004........................      $ 9.34           $ 0.07(2)        $1.42(2)         $1.49
    2003(3).....................        8.10             0.02            1.24             1.26

LIFE VISION MODERATE GROWTH
  FUND(A)(B)
  A SHARES
    2004(6).....................      $ 9.58           $ 0.10(2)        $0.45(2)         $0.55
  B SHARES
    2004........................      $ 9.00           $ 0.09(2)        $1.04(2)         $1.13
    2003(3).....................        8.05             0.03            0.95             0.98

                                      DIVIDENDS
                                      FROM NET        DISTRIBUTIONS    TOTAL DIVIDENDS
                                     INVESTMENT       FROM REALIZED          AND
                                       INCOME         CAPITAL GAINS     DISTRIBUTIONS
                                       ------         -------------     -------------
LIFE VISION AGGRESSIVE GROWTH
  FUND(A)(B)
  A SHARES
    2004(1).....................       $(0.03)            $  --            $(0.03)
  B SHARES
    2004........................       $(0.01)            $  --            $(0.01)
    2003(3).....................           --                --                --
LIFE VISION CONSERVATIVE
  FUND(A)(B)
  A SHARES
    2004(4).....................       $(0.12)            $  --            $(0.12)
  B SHARES
    2004........................       $(0.13)            $  --            $(0.13)
    2003(3).....................           --                --                --
LIFE VISION GROWTH AND INCOME
  FUND(A)(B)
  A SHARES
    2004(5).....................       $(0.07)            $  --            $(0.07)
  B SHARES
    2004........................       $(0.09)            $  --            $(0.09)
    2003(3).....................        (0.02)               --             (0.02)
LIFE VISION MODERATE GROWTH
  FUND(A)(B)
  A SHARES
    2004(6).....................       $(0.08)            $  --            $(0.08)
  B SHARES
    2004........................       $(0.10)            $  --            $(0.10)
    2003(3).....................        (0.03)               --             (0.03)

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1) A Shares were offered beginning on October 16, 2003. All ratios for the period have been annualized.
(2)  Per share data calculated using average shares outstanding method.
(3) B Shares were offered beginning on March 11, 2003. All ratios for the period have been annualized.
(4) A Shares were offered beginning on November 11, 2003. All ratios for the period have been annualized.
(5) A Shares were offered beginning on November 5, 2003. All ratios for the period have been annualized.
(6) A Shares were offered beginning on October 10, 2003. All ratios for the period have been annualized.
(A) The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds. The expense ratios do not include such expenses.
(B) Recognition of net investment income by the Life Vision Funds is affected by the timing of the declaration of dividends by the STI Classic Funds in which the Life Vision Funds invest.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  31

             NET ASSET                             NET ASSETS,
             VALUE, END           TOTAL              END OF
             OF PERIOD           RETURN+          PERIOD (000)
             ---------           -------          ------------
               $10.23              8.43%             $   867
               $10.18             19.49%             $ 4,367
                 8.53             18.03                1,052

               $10.86              2.82%             $   474
               $10.86              5.38%             $ 5,012
                10.43              4.30                  800

               $10.75              6.32%             $ 1,426
               $10.74             15.99%             $13,060
                 9.34             15.57                2,017

               $10.05              5.79%             $ 3,541
               $10.03             12.66%             $13,236
                 9.00             12.22                2,691

                                    RATIO OF             RATIO OF
              RATIO OF NET       NET INVESTMENT         EXPENSES TO
                EXPENSES          INCOME (LOSS)     AVERAGE NET ASSETS        PORTFOLIO
               TO AVERAGE          TO AVERAGE       (EXCLUDING WAIVERS        TURNOVER
               NET ASSETS          NET ASSETS       AND REIMBURSEMENTS)         RATE
               ----------          ----------       -------------------         ----
                  0.51%             (0.24)%                5.15%                  44%
                  1.00%             (0.36)%                1.95%                  44%
                  0.89               (0.86)                1.36                   50
                  0.57%                2.06%               4.00%                 138%
                  0.95%                1.54%               1.81%                 138%
                  0.92                 0.85                1.39                  160
                  0.56%                1.04%               1.95%                  97%
                  1.00%                0.63%               1.61%                  97%
                  0.90                 0.39                1.34                  139
                  0.55%                1.49%               1.27%                 109%
                  1.00%                0.91%               1.56%                 109%
                  0.91                 0.93                1.34                  101

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  PRIVACY POLICY
STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUNDS' WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                   STIPUABLV1004

(COVER GRAPHIC)

STI CLASSIC FUNDS
SMALL CAP VALUE EQUITY FUND
T SHARES

PROSPECTUS

     OCTOBER 1, 2004


     SMALL CAP VALUE EQUITY FUND
     FOR PARTICIPANTS OF
     THE COCA-COLA ENTERPRISES (CCE) 401(k) PLAN


     INVESTMENT ADVISER:
     TRUSCO CAPITAL MANAGEMENT, INC.
     (the "Adviser")




     -----------------
     STI CLASSIC FUNDS
     -----------------


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the T Shares of the Small Cap Value Equity Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return. For more detailed information about the Fund, please see:

 2      SMALL CAP VALUE EQUITY FUND


 2      FUND SUMMARY


 2      INVESTMENT STRATEGY


 2      WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS
          FUND?


 2      PERFORMANCE INFORMATION


 3      FUND FEES AND EXPENSES


 4      MORE INFORMATION ABOUT RISK


 4      MORE INFORMATION ABOUT FUND INVESTMENTS


 5      INVESTMENT ADVISER


 5      PORTFOLIO MANAGER


 5      PURCHASING AND SELLING FUND SHARES


 8      DIVIDENDS AND DISTRIBUTIONS


 8      TAXES


10      FINANCIAL HIGHLIGHTS

INSIDE
BACK     PRIVACY POLICY
COVER


 BACK   HOW TO OBTAIN MORE INFORMATION ABOUT THE
COVER    STI CLASSIC FUNDS

--------------------------------------------------------------------------------

(SUITCASE  FUND SUMMARY
  ICON)
(TELESCOPE INVESTMENT STRATEGY
  ICON)
(LIFE      WHAT ARE THE PRINCIPAL RISKS OF INVESTING?
PRESERVER
  ICON)
(TARGET    PERFORMANCE INFORMATION
  ICON)
(LINE      WHAT IS AN INDEX?
  GRAPH
  ICON)
(COIN      FUND FEES AND EXPENSES
  ICON)
(MOUNTAIN  MORE INFORMATION ABOUT FUND INVESTMENTS
  ICON)
(MAGNIFYING INVESTMENT ADVISER
  GLASS
  ICON)
(HAND      PURCHASING AND SELLING
  SHAKE    FUND SHARES
  ICON)

--------------------------------------------------------------------------------

OCTOBER 1, 2004

                                                                   PROSPECTUS  1

                                                             CUSIP/TICKER SYMBOL

FUND NAME                                              CLASS     INCEPTION*   TICKER     CUSIP


Small Cap Value Equity Fund                            T Shares    1/31/97    SCETX      784766370


* The performance included under "Performance Information" may include the performance of other classes of the Fund and/or predecessors of the Fund.

                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

SMALL CAP VALUE EQUITY FUND



           2  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOALS

  PRIMARY                                    Capital appreciation
  SECONDARY                                  Current income
INVESTMENT FOCUS                             U.S. small cap equity securities
SHARE PRICE VOLATILITY                       Moderate
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify undervalued small cap securities
INVESTOR PROFILE                             Investors who primarily want the value of their investment to grow, but want to receive some income from their
                                             investment

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Small Cap Value Equity Fund invests at least 80% of its net assets in equity U.S. traded securities that have small capitalizations (i.e., companies with market capitalizations under $3 billion). U.S. traded securities may include American Depositary Receipts among other types of securities. In selecting investments for the Fund, the Adviser chooses companies that it believes are undervalued in the market, relative to the industry sector and the company's own valuation history. The Adviser evaluates potential catalysts that may increase a stock's value to such an extent that the stock no longer meets the Fund's investment criteria. Additionally, all common stocks purchased for the Fund are required to pay a cash dividend. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization equity securities may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating as a registered mutual fund on January 31, 1997. Performance prior to January 31, 1997 is that of the Adviser's similarly managed collective investment fund, which began operations on August 31, 1994. The collective fund's performance has been adjusted to reflect the current fees and expenses for T Shares of the Fund. As a collective fund, rather than a registered mutual fund, it was not subject to the same investment and tax restrictions. If it had been, the collective fund's performance would have been lower.

                                                     SMALL CAP VALUE EQUITY FUND



                                                                   PROSPECTUS  3

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)

1995                    30.99%
1996                    34.25%
1997                    32.59%
1998                    -13.45%
1999                    -2.72%
2000                    17.96%
2001                    21.21%
2002                    -1.74%
2003                    37.05%

      BEST QUARTER               WORST QUARTER



         19.82%                     -21.99%



        (6/30/99)                  (9/30/98)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 9.85%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Russell 2000(R) Value Index. These returns assume shareholders redeem all of their shares at the end of the period indicated.

                                                 SINCE
T SHARES                    1 YEAR   5 YEARS   INCEPTION*
Small Cap Value Equity
Fund                         37.05%   13.37%     15.40%

Russell 2000(R) Value
Index                        46.03%   12.28%     13.36%


* Since inception of the collective investment fund on August 31, 1994.

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000(R) Value Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies in the Russell 2000(R) Index with lower growth rates and price-to-book ratios. The Russell 2000(R) Index is a widely-recognized, capitalization-weighted index that consists of a subset of the 3,000 largest U.S. companies.

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.15%

Other Expenses*                                               0.06%
                                                              -----------------

Total Annual Operating Expenses                               1.21%

* The expense information in the table has been restated to reflect current fees.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $123     $384      $665      $1,466

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. For more information about these fees, see "Investment Adviser."

MORE INFORMATION ABOUT RISK



           4  PROSPECTUS

(LIFE PRESERVER ICON)
        MORE INFORMATION
        ABOUT RISK

DERIVATIVES RISK

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EQUITY RISK

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

EXCHANGE TRADED FUND RISK

The Fund may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual Funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

(MOUNTAIN ICON)
           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Adviser uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. Of course, the Fund cannot guarantee that it will achieve its investment goal.

                                                              INVESTMENT ADVISER



                                                                   PROSPECTUS  5

(MAGNIFIYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Fund. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For the fiscal period ended May 31, 2004, the Adviser received advisory fees of 1.15% of the Fund's daily net assets.

The Adviser is responsible for making investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of the Fund.

Information regarding the Adviser's, and thus the Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Fund's Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770 Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGER

Mr. Brett Barner, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI Capital Management, N.A. (STI) since 1994. He has managed the Fund since it began operating in January 1997 and is supported by a back-up portfolio manager. He has more than 19 years of investment experience.

(HAND SHAKE ICON)
                  PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase or sell (sometimes called "redeem") T Shares of the Fund. Investors purchasing or selling shares through a pension or 401(k) plan should also refer to their Plan documents.

HOW TO PURCHASE FUND SHARES

The Fund offers T Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase T Shares through accounts made with financial institutions. T Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your T Shares. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

PURCHASING AND SELLING FUND SHARES



           6  PROSPECTUS

HOW THE FUND CALCULATES NAV

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser determines in good faith that the market price or amortized cost valuation method is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined.

However, the Fund reserves the right to close your account at the then-current day's price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of T Shares may sell shares by following the procedures established when they opened their account or accounts with the Fund or with their financial institution or intermediary. The sale price of each share will be the NAV next determined after the Fund receives your request.

                                              PURCHASING AND SELLING FUND SHARES



                                                                   PROSPECTUS  7

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request but it may take up to seven days.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

THIS REDEMPTION FEE DOES NOT APPLY TO 401(K)/403(B) TYPE PARTICIPANT ACCOUNTS, SYSTEMATIC WITHDRAWAL PLAN ACCOUNTS, SUNTRUST SECURITIES ASSET ALLOCATION ACCOUNTS OR ACCOUNTS HELD THROUGH AN OMNIBUS ARRANGEMENT BECAUSE INFORMATION MAY NOT BE AVAILABLE REGARDING BENEFICIAL OWNERS. Dealers who purchase T Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state of self-regulatory agencies, such as the National Association of Securities Dealers.

From its own assets, the Adviser, the distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are

DIVIDENDS, DISTRIBUTIONS AND TAXES



           8  PROSPECTUS

determined from time to time by the Adviser or the distributor. In addition, the Adviser, the distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Fund for these purposes.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income quarterly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If your 401(k) Plan owns Fund shares on the Fund's record date, the Plan is entitled to receive the distribution.

As Plan participants, you will receive dividends and distributions in the form of additional Fund shares if you own shares of the Fund on the date the dividend or distribution is allocated by the Plan. You will, therefore, not receive a dividend or distribution if you do not own shares of the Fund on the date the dividend or distribution is allocated.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan that qualifies for tax-exempt treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty in the case of premature withdrawals. You should consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of plan withdrawals.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                PROSPECTUS  9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS



          10  PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002, 2003, and 2004 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by a predecessor independent accounting firms that has ceased operations. The auditor's report for each such period, along with the Fund's financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Years Ended May 31,
For a Share Outstanding Throughout the Periods

                           NET ASSET                             NET REALIZED                              DIVIDENDS
                            VALUE,                NET           AND UNREALIZED                             FROM NET
                           BEGINNING          INVESTMENT        GAINS (LOSSES)        TOTAL FROM          INVESTMENT
                           OF PERIOD         INCOME (LOSS)      ON INVESTMENTS        OPERATIONS            INCOME
                           ---------         -------------      --------------        ----------            ------
SMALL CAP VALUE EQUITY FUND

  T SHARES
    2004.............       $13.73               $0.06(1)           $ 4.53(1)           $ 4.59              $(0.06)
    2003.............        14.54                0.08               (0.82)              (0.74)              (0.07)
    2002.............        12.21                0.08                2.35                2.43               (0.10)
    2001.............         9.13                0.17                3.07                3.24               (0.16)
    2000.............         9.70                0.13               (0.59)              (0.46)              (0.11)

                                                 TOTAL
                         DISTRIBUTIONS         DIVIDENDS
                         FROM REALIZED            AND
                         CAPITAL GAINS       DISTRIBUTIONS
                         -------------       -------------
SMALL CAP VALUE EQUITY FUND
  T SHARES
    2004.............        $  --              $(0.06)
    2003.............           --               (0.07)
    2002.............           --               (0.10)
    2001.............           --               (0.16)
    2000.............           --               (0.11)

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Per share data calculated using average shares outstanding method. Amounts designated as "-- " are either $0 or have been rounded to $0.

                                                            FINANCIAL HIGHLIGHTS



                                                                PROSPECTUS  11

                                                                                                      RATIO OF EXPENSES TO
                                                                RATIO OF             RATIO OF          AVERAGE NET ASSETS
    NET ASSET                              NET ASSETS,        NET EXPENSES        NET INVESTMENT       (EXCLUDING WAIVERS
   VALUE, END             TOTAL              END OF            TO AVERAGE        INCOME (LOSS) TO            AND/OR
    OF PERIOD            RETURN+          PERIOD (000)         NET ASSETS       AVERAGE NET ASSETS      REIMBURSEMENTS)
    ---------            -------          ------------         ----------       ------------------      ---------------

     $18.26               33.56%            $682,567              1.25%                0.38%                  1.25%
      13.73               (5.09)             518,468              1.24                 0.64                   1.24
      14.54               20.06              614,199              1.25                 0.67                   1.25
      12.21               35.90              401,900              1.25                 1.72                   1.25
       9.13               (4.72)             212,074              1.22                 1.31                   1.25


   PORTFOLIO
   TURNOVER
     RATE
     ----
      44%
      29
      29
      86
      65

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  PRIVACY POLICY
STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information, and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, you can be certain it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your account application or in telephone calls or correspondence with us, information about your transactions in and holdings of STI Classic Fund shares, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

We disclose nonpublic personal information about you to companies that provide necessary services to the Fund, such as the Fund's transfer agent, distributor, administrator or investment adviser, to affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide services to you or who are permitted by law to receive it. We maintain strict internal policies against unauthorized disclosure or use of customer information.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-800-428-6970.

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's manager about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Fund
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUND'S WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                   STIPUTSCV1004

                       STATEMENT OF ADDITIONAL INFORMATION

                                STI CLASSIC FUNDS

                                 OCTOBER 1, 2004

                               INVESTMENT ADVISER:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                (THE "ADVISER")

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of STI Classic Funds (the "Trust") and should be read in conjunction with the Trust's prospectuses dated October 1, 2004. This SAI relates to each class of the following series of the Trust (each a "Fund" and collectively, the "Funds"):

                                               A SHARES  B SHARES  L SHARES  T SHARES
                                               --------  --------  --------  --------
EQUITY FUNDS
Aggressive Growth Stock Fund                      X                   X         X
Capital Appreciation Fund                         X                   X         X
Emerging Growth Stock Fund                        X                   X         X
Growth and Income Fund                            X                   X         X
Information and Technology Fund                   X                   X         X
International Equity Fund                         X                   X         X
International Equity Index Fund                   X                   X         X
Mid-Cap Equity Fund                               X                   X         X
Mid-Cap Value Equity Fund                         X                   X         X
Small Cap Growth Stock Fund                       X                   X         X
Small Cap Value Equity Fund                       X                   X         X
Strategic Quantitative Equity Fund                X                   X         X
Tax Sensitive Growth Stock Fund                   X                   X         X
Value Income Stock Fund                           X                   X         X
BALANCED FUND
Balanced Fund                                     X                   X         X
BOND FUNDS
High Income Fund                                  X                   X         X
Investment Grade Bond Fund                        X                   X         X
Limited-Term Federal Mortgage Securities Fund     X                   X         X
Short-Term Bond Fund                              X                   X         X
Short-Term U.S. Treasury Securities Fund          X                   X         X
Strategic Income Fund                             X                   X         X
U.S. Government Securities Fund                   X                   X         X

                                               A SHARES  B SHARES  L SHARES  T SHARES
                                               --------  --------  --------  --------
TAX-EXEMPT BOND FUNDS
Florida Tax-Exempt Bond Fund                      X                   X         X
Georgia Tax-Exempt Bond Fund                      X                   X         X
Investment Grade Tax-Exempt Bond Fund             X                   X         X
Maryland Municipal Bond Fund                      X                   X         X
Virginia Intermediate Municipal Bond Fund         X                   X         X
Virginia Municipal Bond Fund                      X                   X         X
MONEY MARKET FUNDS
Prime Quality Money Market Fund                   X                   X         X
Tax-Exempt Money Market Fund                      X                             X
U.S. Government Securities Money Market Fund      X                             X
U.S. Treasury Money Market Fund                   X                             X
Virginia Tax-Free Money Market Fund               X                             X
LIFE VISION FUNDS
Life Vision Aggressive Growth Fund                X         X                   X
Life Vision Conservative Fund                     X         X                   X
Life Vision Growth and Income Fund                X         X                   X
Life Vision Moderate Growth Fund                  X         X                   X

This SAI is incorporated by reference into the Trust's prospectuses. Capitalized terms not defined herein are defined in the prospectuses. A Prospectus may be obtained by writing to the Trust or calling toll-free 1-800-428-6970.

                                TABLE OF CONTENTS

THE TRUST..................................................................    3
DESCRIPTION OF PERMITTED INVESTMENTS.......................................    3
INVESTMENT LIMITATIONS.....................................................   31
THE ADVISER................................................................   33
THE SUBADVISER.............................................................   36
THE ADMINISTRATOR..........................................................   37
THE DISTRIBUTOR............................................................   39
THE TRANSFER AGENT.........................................................   48
THE CUSTODIAN..............................................................   48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................   48
LEGAL COUNSEL..............................................................   48
TRUSTEES AND OFFICERS OF THE TRUST.........................................   48
PURCHASING AND REDEEMING SHARES............................................   53
DETERMINATION OF NET ASSET VALUE...........................................   53
TAXES......................................................................   55
FUND TRANSACTIONS..........................................................   60
PORTFOLIO TURNOVER RATE....................................................   66
DESCRIPTION OF SHARES......................................................   67
VOTING RIGHTS..............................................................   68
SHAREHOLDER LIABILITY......................................................   68
LIMITATION OF TRUSTEES' LIABILITY..........................................   68
CODES OF ETHICS............................................................   69
PROXY VOTING...............................................................   69
5% AND 25% SHAREHOLDERS....................................................   69
FINANCIAL STATEMENTS.......................................................   92
APPENDIX A - DESCRIPTION OF RATINGS........................................  A-1
APPENDIX B - PROXY VOTING SUMMARIES........................................  B-1

      THE TRUST

Each Fund is a separate series of the Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series (each a "Fund" and collectively, the "Funds") of units of beneficial interest ("shares") and different classes of shares of each Fund. The Trust reserves the right to create and issue shares of additional funds and/or classes.

      DESCRIPTION OF PERMITTED INVESTMENTS

The Funds' respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. Following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Strategy" section and the associated risk factors. The Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Funds' stated investment policies.

AMERICAN DEPOSITARY RECEIPTS (ADRs), EUROPEAN DEPOSITARY RECEIPTS (EDRs) AND GLOBAL DEPOSITARY RECEIPTS (GDRs). ADRs, EDRs, and GDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR or GDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs, EDRs and GDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables and mortgage-like assets such as home equity loans on manufactured housing. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

BORROWING. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

BRADY BONDS. A Brady Bond is a U.S. dollar denominated bond issued by an emerging market, particularly those in Latin America, and collateralized by U.S. Treasury zero-coupon bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE BONDS. Convertible bonds are bonds which may be converted, at the option of either the issuer or the holder, into a specified amount of common stock of the issuer, or in the case of exchangeable bonds, into the common stock of another corporation. Convertible bonds are generally subordinate to other publicly held debt of the issuer, and therefore typically have a lower credit rating than non-convertible debt of the issuer. Convertible bonds generally carry a lower coupon rate than the issuer would otherwise pay at issuance in exchange for the conversion feature. In addition to the interest rate risk factors generally associated with fixed income investments, the market risk of a convertible bond is determined by changes in the credit quality of the issuer and price changes and volatility of the stock into which the bond may be converted. The conversion feature may cause a convertible bond to be significantly more volatile than other types of fixed income investments. Convertible bonds for which the value of the conversion feature is deemed worthless are generally referred to as "busted" convertibles, and risk associated more closely approximates that of similar debt without the conversion feature.

CUSTODIAL RECEIPTS. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond. Note, because a "separate security" is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.

DEBT SECURITIES. Debt securities (e.g., bonds, notes, debentures) represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DOLLAR ROLLS. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will maintain U.S. government or other liquid assets in an amount sufficient to cover its repurchase obligation.

EQUIPMENT TRUST CERTIFICATES ("ETCs"). ETCs are issued by a trust formed to finance large purchases of equipment, such as airplanes, at favorable interest rates. Legal title on such equipment is held by a trustee. The trustee leases the equipment and sells ETCs at a small discount to the purchase price of the equipment. The lease payments are then used to pay principal and interest to the ETC holders.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the U.S. or foreign countries on securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

- Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Generally, capitalization or market capitalization is a measure of a company' size. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

EQUITY-LINKED SECURITIES. A Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third-party investment banker or other lender. The creditworthiness of such third-party issuer equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

The following are three examples of equity-linked securities. A Fund may invest in the securities described below or other similar equity-linked securities.

      - PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

      - ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

      - LYONS. Liquid Yield Option Notes ("LYONS") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like the Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

EXCHANGE TRADED FUNDS ("ETFs"). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also "Investment Company Shares" below).

FLOATING RATE INSTRUMENTS. Floating rate instruments have a rate of interest that is set as a specific percentage of a designated base rate (such as LIBOR). Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated in the prospectus. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

FOREIGN SECURITIES. Foreign securities may include U.S. dollar denominated obligations or securities of foreign issuers denominated in other currencies. Possible investments include obligations of foreign corporations and other entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

In making investment decisions for the Funds, the Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Adviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. The international investments of a Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing.

FORWARD FOREIGN CURRENCY CONTRACTS. Forward foreign currency contracts involve obligations to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in the foreign currency. A Fund may realize a gain or loss from currency transactions.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. A long position is established when the Adviser purchases a stock outright and a short position is established when the Adviser sells a security that it has borrowed. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and Securities and Exchange Commission (the "SEC"), interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices, which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GUARANTEED INVESTMENT CONTRACTS (GICS). A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

HEDGING TECHNIQUES. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and option on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

HIGH YIELD SECURITIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or their unrated equivalents. The risks associated with investing in high yield securities include:

(i) High yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

(ii) The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

(iii) Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

(iv) The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price, which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Under applicable regulations, unless an exception is available, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares. Pursuant to an order issued by the SEC to iShares and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations.

INVESTMENT GRADE OBLIGATIONS. Investment grade obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's or determined to be of equivalent quality by the Adviser). Securities rated BBB or Baa represent the lowest of four levels of investment grade obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income obligation. A Fund may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an instrument grade security. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer's capacity to repay its obligation remains unchanged.

LEVERAGED BUYOUTS. The Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

LOAN PARTICIPATIONS. Loan participations are interests in loans to U.S. corporations, which are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.

In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.

MEDIUM-TERM NOTES. Medium-term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S & P or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described herein. For a description of ratings, see the Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities ("MBS") are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other asset-backed securities (the "Underlying Assets"). Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are considered to be of high quality since they are considered to be instrumentalities of the United States. Each Fund will not purchase mortgage-backed securities that do not meet the above minimum credit standards. In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities. In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.

Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBSs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBSs on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of a MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBSs until all other classes having an earlier stated maturity have been paid in full.

An important feature of mortgage-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the Underlying Assets (i.e., loans) generally may be prepaid at any time.

Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOs are collateralized mortgage obligations, which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by

Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest only" security ("IO") receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

MUNICIPAL FORWARDS. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date (see "When-Issued Securities and Forward Commitment Securities" for more information).

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

MUNICIPAL SECURITIES. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody's, (iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are in the Adviser's judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

Municipal bonds must be rated at least BBB or better by S&P or at least Baa or better by Moody's at the time of purchase for the Tax-Exempt Bond Funds or in one of the two highest short-term rating categories by S&P or Moody's for the Tax-Exempt Money Market Fund or, if not rated by S&P or Moody's, must be deemed by the Adviser to have essentially the same characteristics and quality as bonds having the above ratings. A Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low-income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third-party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions which the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security. Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Other types of tax-exempt instruments, which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to a Fund's investment limitations restricting its purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

As described in the prospectuses, except for investments in temporary investments, each Tax-Exempt Bond Fund will invest substantially all of its net assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO FLORIDA

Florida's service-based economy continues to outpace the national economy. Business and financial services, construction, tourism, and healthcare services are taking the lead in job growth. Venture capital moneys have increased substantially, beginning in the second half of 2003, with investments directed almost entirely to the software industry. Rapid population growth has also given strength to the economy, although such growth also increases the challenges of providing long-term economic development. Home price appreciation is running well above the national average, but the Fed tightening cycle that is underway poses near-term risk for moderation in prices. On balance, with interest rates on the rise, the State's large senior population, whose fixed incomes have been depressed due to the very low federal funds rate, should expect its income levels to rise.

The general revenue budget of $24.3 billion for fiscal 2005 was approved by the legislature during a special session in May with major spending areas in education and human services. The budget stabilization reserve (equal to 5% of general revenues) remains fully funded but the budget was balanced using $454 million of transfers. The State has no personal income tax, but its other revenue sources, primarily sales tax, have grown consistently. State debt medians are above the national average, but are still moderate at 3.2% of personal income.

Unemployment has remained below national levels at 4.5% in July 2004, down from 5.2% in July 2003, and below the July national average of 5.5%. Florida's per capita income of $30,446 in 2003 is approximately 96.2% of the national average of $31,632. Lower income levels are consistent with a large retirement population.

As of September 4, 2004, Florida's general obligation debt carried ratings of Aa2 by Moody's, AA+ by Standard & Poor's, and AA by Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

FACTORS PERTAINING TO GEORGIA

Georgia's economy remains in recession reversing recent improvements in employment numbers. Except for manufacturing, which has unexpectedly added about 3,000 jobs statewide, professional and business services, leisure and hospitality services, and government have shed jobs statewide. Declines in non-durable goods manufacturing, textile and paper mills, and even the tobacco industry also reflect consolidation and loss of jobs. However, the State's economy has become more diversified and less dependent on these industries than some other southern states and now lists BellSouth, Coca Cola, Delta Air, Home Depot and UPS among its largest employers. Atlanta, hard hit during the recession, is re-emerging as the growth driver for the State despite rising oil prices that continue to erode profits for Atlanta based Delta Airlines. Housing markets are strong and home price appreciation continues to increase. Long-term, the State is expected to again become an above average performer. Georgia's central location, milder climate, and few restrictions on business should continue to support economic growth.

At fiscal year end 2003, the state budget was based on 11.2% revenue growth to achieve balanced operations in fiscal 2004. Actual revenue growth over the period was just 7.1%, necessitating another round of departmental cuts, increased tobacco taxes and other fees, and use of onetime revenues. At the end of fiscal 2004, reserve balance was a modest $185 million, or 1.1% of general fund revenues. The State's other reserve components were depleted. Governor Sonny Perdue's $16.3 billion fiscal year 2005 general fund budget was enacted based on 6.1% revenue growth over fiscal 2004 levels, a 1.8% increase in appropriations, and includes the expectation that Georgia will begin to replenish reserves following a difficult three year period. Tight state budgets have resulted in cutbacks in education funding resulting in higher property taxes and substantial tuition increases for state colleges and universities.

The State's unemployment rate declined to 4.1% in July 2004 from 4.9% in July 2003, well below the national average of 5.5% in July 2004. Per capita income growth was weak when compared nationwide with only a 2.3% year-to-year increase. Personal income per capita in 2003 of $29,442 was 93% of the national average of $31,632.

As of September 4, 2004, Georgia's general obligation debt carried AAA ratings from Standard & Poor's, Moody's, and Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

FACTORS PERTAINING TO MARYLAND

Maryland's economy continues its steady expansion. Strong Port of Baltimore activity, increased defense spending from the federal government, and ties to the vibrant Washington D.C. economy are boosting the State's economy and offsetting the negative impact of declining manufacturing and the State's budget problems. Spending by the federal government remains the primary growth driver, although tourism is the fastest growing industry and is expected to continue to grow at an accelerated pace. Promising developments include renewed growth in aerospace, medical research, security and distribution industries with several new facilities planned. Spending is lifting retail employment, house prices are appreciating faster than the national average, and population has accelerated in recent years.

Maryland's revenues have begun to improve following two years of weakness resulting from the national recession. With strong financial management, the fiscal 2005 budget is balanced and revenues appear to beat the forecast, even as the State has closed $4.2 billion in budget shortfalls over the past three years. The general fund is expected to end with a surplus of $487 million, as well as an additional $520 million rainy day fund. Maryland is one of the few states that has managed to maintain healthy reserves despite the tight budget environment. The State historically has been one of the more heavily indebted, but again with strong management, debt ratios have decreased substantially with debt per capita down to a low $975. Spending pressures remain as rapid growth in Medicaid expenditures and spending on K-12 initiatives has created sizeable out-year deficits. An estimated $830 million shortfall is expected in fiscal 2006 as the option of slot machines at horse tracks continues to be considered.

The State's unemployment rate was 4.1% in July 2004, down from 4.6% in July 2003, and well below the July 2004 national average of 5.5%. Maryland remains among the wealthiest states in the nation with personal income per capita of $37,331 in 2003 and, although declining relative to the national average since the 1980s, continues to exceed the 2003 national average of $31,632.

Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, carried AAA ratings from Moody's, Standard & Poor's, and Fitch as of September 4, 2004. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

FACTORS PERTAINING TO VIRGINIA

Virginia's economy continues to grow and outperform the nation with construction, professional and business services, and retail contributing to renewed employment growth along with continued federal spending on defense. Strong tourism and improving hotel occupancy rates also add strength to the economy and the State continues to benefit from above average home price appreciation and below average mortgage delinquencies. The strongest growth remains concentrated in Northern Virginia and Norfolk but growth is improving elsewhere.

Governor Mark Warner's $25 billion general fund biennial budget for fiscal years 2005 and 2006 was approved by the General Assembly and will add more than $1.5 billion to the State's treasury over two years. The State's sales tax will increase to 5% and the State's tax on cigarettes will increase to 30 cents per pack. The State's car tax relief program will be frozen.

Virginia's unemployment rate was 3.5% in July 2004, well below the national average of 5.5%, and below the State's 4.3% rate in July 2003. Per capita income was $33,671 in 2003, which is 106% of the national average of $31,632.

As of September 4, 2004, Moody's, Standard & Poor's, and Fitch each gave Virginia's general obligation debt a AAA rating. Moody's removed the State from negative watch on May 27, 2004, and changed the outlook to stable based on improving revenues, a budget and tax reform package, and a cap on the State's liability for phasing out the tax on automobiles. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities (usually 15% of a fund's net assets, 10% for the money market funds), unless the Fund's governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by the Fund in Rule 144A Securities. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

- BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

- CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

- TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

The Funds will not purchase obligations issued by the Adviser or its affiliates.

OPTIONS. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

A Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

OTHER INVESTMENTS. The Funds are not prohibited from investing in bank obligations issued by clients of BISYS Group, Inc., the parent company of the Funds' administrator and distributor. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser.

PARALLEL PAY SECURITIES; PAC BONDS. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock, that pay interest or dividends in the form of additional debt obligations or preferred stock.

PREFERRED STOCK. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES. A Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies, which service the real estate business sector may also be affected by such risks.

Because a Fund may invest a substantial portion of its assets in REITs, a Fund may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which a Fund will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of a Fund's investments.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESOURCE RECOVERY BONDS. The Tax-Exempt Bond and Money Market Funds may purchase resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund's assets may be invested in second tier securities and
(ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund's total assets or $1 million. A taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies of instrumentalities) if, as a result, more than 5% of the total assets of the Fund would be invested the securities of one issuer. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

SECURITIES LENDING. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. As consistent with each Fund's investment objective, a Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

SHORT-TERM OBLIGATIONS. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.

STANDBY COMMITMENTS AND PUTS. The Funds may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third-party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Funds to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

STRIPS. Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury securities traded through the federal book-entry system. An Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the 1940 Act, the Adviser will only purchase STRIPS for money market funds that have a remaining maturity of 397 days or less; therefore, the money market funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the money market funds.

STRUCTURED INVESTMENTS. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.

STRUCTURED NOTES. Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500(R) Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SUPRANATIONAL AGENCY OBLIGATIONS. Supranational agency obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the "World Bank"), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.

SWAP AGREEMENTS. The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

- U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and Treasury Receipts ("TRs").

- RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

- TREASURY INFLATION PROTECTED NOTES ("TIPS"). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

- ZERO COUPON OBLIGATIONS. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

- U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See "Mortgage-Backed Securities."

- U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Adviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT SECURITIES. When-issued securities are securities that are delivered and paid for normally within 45 days after the date of commitment to purchase.

Although a Fund will only make commitments to purchase when-issued and forward commitment securities with the intention of actually acquiring the securities, a Fund may sell them before the settlement date. When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued and forward commitment securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

A Fund will maintain, on a daily basis, high-quality, liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities.

      INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

      1. With respect to 75% of each Fund's total assets (50% in the case of Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund), invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

      2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

      3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.

      4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

      5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

            5.1 With respect to the money market funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

            5.2 No Life Vision Fund may invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies.

      6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

      7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

      8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed by the Funds' Board of Trustees:

      1. Any change to a Fund's investment policy to invest at least 80% of such Fund's net assets in securities of companies in a specific sector is subject to 60 days prior notice to shareholders.

      2. No Fund may purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets (10% for the Prime Quality Money Market, U.S. Government Securities Money Market, U.S. Treasury Money Market Fund, and Tax-Exempt Money Market Funds) would be invested in illiquid securities.

      3. No Life Vision Fund currently intends to purchase securities on margin, except that a Life Vision Fund may obtain such short-term credits as are necessary for the clearance of transactions.

      4.    No Life Vision Fund currently intends to sell securities short.

      5. No Life Vision Fund currently intends to purchase or sell futures contracts or put or call options.

      6. No Life Vision Fund may invest in shares of unaffiliated money market funds, except as permitted by the SEC.

With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

      THE ADVISER

GENERAL. Trusco Capital Management, Inc. ("Trusco" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as investment adviser to the Funds. The Adviser is responsible for making investment decisions for the Funds (except the Aggressive Growth Stock Fund and Emerging Growth Stock Fund) and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of June 30, 2004, the Adviser had discretionary management authority with respect to approximately $66.7 billion of assets under management.

ADVISORY AGREEMENTS WITH THE TRUST. Prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc., served as investment adviser to the Balanced Fund, Capital Appreciation Fund, Florida Tax-Exempt Bond Fund, International Equity Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. and the investment adviser of the Georgia Tax-Exempt Bond Fund, succeeded STI as the investment adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco. As a result, Trusco now serves as the investment adviser to each Fund pursuant to three separate agreements (the "Advisory Agreements").

The Advisory Agreements provide that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the Fund's administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of the Advisory Agreements, after the first 2 years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreements, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the specified annual rate of each Fund's average daily net assets:

                  FUND                                  FEES
---------------------------------------------           -----
Aggressive Growth Stock Fund                            1.25%
Balanced Fund                                           0.95%
Capital Appreciation Fund                               1.15%
Emerging Growth Stock Fund                              1.25%
Florida Tax-Exempt Bond Fund                            0.65%
Georgia Tax-Exempt Bond Fund                            0.65%
Growth and Income Fund                                  0.90%
High Income Fund                                        0.80%
Information and Technology Fund                         1.10%
International Equity Fund                               1.25%
International Equity Index Fund                         0.90%
Investment Grade Bond Fund                              0.74%
Investment Grade Tax-Exempt Bond Fund                   0.74%
Life Vision Aggressive Growth Fund                      0.25%
Life Vision Conservative Fund                           0.25%
Life Vision Growth and Income Fund                      0.25%
Life Vision Moderate Growth Fund                        0.25%
Limited-Term Federal Mortgage Securities Fund           0.65%
Maryland Municipal Bond Fund                            0.65%
Mid-Cap Equity Fund                                     1.15%
Mid-Cap Value Equity Fund                               1.25%
Prime Quality Money Market Fund                         0.65%
Short-Term Bond Fund                                    0.65%
Short-Term U.S. Treasury Securities Fund                0.65%
Small Cap Growth Stock Fund                             1.15%
Small Cap Value Equity Fund                             1.15%
Strategic Income Fund                                   0.85%
Strategic Quantitative Equity Fund                      1.15%
Tax-Exempt Money Market Fund                            0.55%
Tax Sensitive Growth Stock Fund                         1.15%
U.S. Government Securities Fund                         0.74%
U.S. Government Securities Money Market Fund            0.65%
U.S. Treasury Money Market Fund                         0.65%
Value Income Stock Fund                                 0.80%
Virginia Intermediate Municipal Bond Fund               0.65%
Virginia Municipal Bond Fund                            0.65%
Virginia Tax-Free Money Market Fund                     0.40%

For the period from commencement of operations to the fiscal periods ended May 31, 2004, 2003 and 2002, the Funds paid the following advisory fees:

                                          FEES PAID($)                     FEES WAIVED($)
                                 ----------------------------       ---------------------------
            FUND                  2004        2003       2002        2004      2003        2002
----------------------------     ------       ----       ----       ------     ----        ----
Aggressive Growth Stock Fund     26,000        *          *         10,000       *           *

                                                 FEES PAID ($)                      FEES WAIVED ($)
                                  ------------------------------------    -----------------------------------
            FUND                     2004         2003         2002         2004         2003          2002
--------------------------------  ----------   ----------   ----------    ---------    ---------    ---------
Balanced Fund                      3,000,000    2,638,000    2,772,000       91,000       81,000       85,000
Capital Appreciation Fund         16,252,000   14,174,000   16,284,000      284,000      251,000      288,000
Emerging Growth Stock Fund            19,000            *            *        9,000            *            *
Florida Tax-Exempt Bond Fund       1,219,000    1,021,000      823,000       90,000       76,000       61,000
Georgia Tax-Exempt Bond Fund         724,000      685,000      666,000       54,000       51,000       50,000
Growth and Income Fund             7,647,000    6,313,000    8,312,000            0            0            0
High Income Fund                   1,173,000      600,000      241,000      271,000      139,000       56,000
Information and Technology Fund      205,000      243,000      772,000            0            0            0
International Equity Fund          3,256,000    2,639,000    2,389,000            0            0            0
International Equity Index Fund    2,651,000    2,013,000    1,970,000      278,000      212,000      208,000
Investment Grade Bond Fund         5,400,000    6,625,000    6,721,000      155,000      193,000      196,000
Investment Grade Tax-Exempt
Bond Fund                          1,740,000    1,522,000    1,286,000       79,000       69,000       59,000
Life Vision Aggressive Growth
Fund                                  44,000       26,000       23,000       51,000       42,000       45,000
Life Vision Conservative Fund          4,000            0            *        6,000            0            *
Life Vision Growth and
Income Fund                          111,000       84,000       59,000       90,000       75,000       69,000
Life Vision Moderate Growth
Fund                                 173,000      122,000      111,000      128,000       94,000       94,000
Limited-Term Federal
Mortgage Securities Fund           3,393,000    1,875,000      801,000      281,000      156,000       67,000
Maryland Municipal Bond Fund         312,000      359,000      280,000       44,000       50,000       39,000
Mid-Cap Equity Fund                2,153,000    1,661,000    2,196,000       48,000       37,000       49,000
Mid-Cap Value Equity Fund          1,556,000    1,263,000      627,000      135,000      110,000       55,000
Prime Quality Money Market Fund   31,166,000   32,586,000   31,332,000    6,339,000    6,637,000    6,382,000
Short-Term Bond Fund               2,006,000    2,051,000    1,755,000      157,000      162,000      138,000
Short-Term U.S. Treasury
Securities Fund                    1,295,000    1,392,000      864,000      131,000      142,000       88,000
Small Cap Growth Stock Fund        9,361,000    5,975,000    6,800,000            0            0            0
Small Cap Value Equity Fund        7,677,000    6,017,000    5,714,000            0            0            0
Strategic Income Fund              1,674,000      873,000      171,000      222,000      116,000       23,000
Strategic Quantitative Equity
Fund                                 355,000            *            *       77,000            *            *
Tax-Exempt Money Market Fund       6,134,000    5,525,000    5,338,000    1,342,000    1,213,000    1,172,000
Tax Sensitive Growth Stock Fund    3,168,000    3,593,000    6,100,000            0            0            0
U.S. Government Securities Fund    2,221,000    1,846,000    1,422,000      101,000       85,000       65,000

                                                 FEES PAID($)                       FEES WAIVED($)
                                  ------------------------------------    -----------------------------------
            FUND                      2004         2003         2002         2004         2003          2002
--------------------------------   ---------    ---------    ---------    ---------    ---------      -------
U.S. Government Securities
Money Market Fund                  5,267,000    6,683,000    5,955,000      843,000    1,074,000      957,000
U.S. Treasury Money Market
Fund                               6,340,000    5,472,000    4,771,000    1,016,000      879,000      766,000
Value Income Stock Fund            6,572,000    5,640,000    6,380,000            0            0            0
Virginia Intermediate
Municipal Bond Fund                1,316,000    1,368,000    1,296,000            0            0            0
Virginia Municipal Bond Fund         388,000      445,000      448,000            0            0            0
Virginia Tax-Free Money
Market Fund                        1,269,000    1,328,000    1,399,000            0            0            0

*  Not in operation during the period.

** Rounded to $0.

      THE SUBADVISER

GENERAL. Zevenbergen Capital Investments LLC (the "Subadviser") serves as the subadviser to the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund and manages the portfolios of the Funds on a day-to-day basis. The Subadviser was founded in 1987 and manages domestic growth equity assets. The firm's client base is comprised of a blend of institutional tax-exempt and taxable separately managed accounts. As a domestic growth equity manager, the Subadviser manages assets for a variety of entities, including public funds, foundations, endowments, corporations, pooled accounts, and private individuals. The Subadviser selects, buys, and sells securities for the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund under the supervision of the Adviser and the Board of Trustees. The Adviser has a controlling interest in the subadviser because it owns a majority of its shares. The principal business address of the Subadviser is 601 Union Street, Suite 4600, Seattle, Washington 98101. As of June 30, 2004, the Subadviser had approximately $1.0 billion of assets under management.

INVESTMENT SUBADVISORY AGREEMENT. The Adviser and the Subadviser have entered into an investment subadvisory agreement (the "Subadvisory Agreement") under which the Subadviser makes the investment decisions for and continuously reviews, supervises, and administers the investment program of the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund, subject to the supervision of, and policies established by, the Adviser and the Trustees of the Trust. After the initial two year term, the continuance of the Subadvisory Agreement with respect to either Fund must be specifically approved at least annually by
(i) the vote of the Trustees or a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the Subadvisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by (i) the Trustees of the Trust or, with respect to either Fund, by a majority of the outstanding shares of that Fund,
(ii) the Adviser at any time on not less than 30 days nor more than 60 days written notice to the Subadviser, or (iii) the Subadviser on 90 days written notice to the Adviser. The Subadvisory Agreement provides that the Subadviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SUBADVISORY FEES PAID TO THE SUBADVISER. For its services under the Subadvisory Agreement, the Subadviser is entitled to a fee, which is calculated daily and paid quarterly by the Adviser, at an annual rate of 0.625% based on the average daily net assets of the Aggressive Growth Stock Fund and the

Emerging Growth Stock Fund. For the fiscal year ended May 31, 2004, the Subadviser received subadvisory fees of $7,000 and $7,000 for the Aggressive Growth Stock Fund and Emerging Growth Stock Fund, respectively.

      THE ADMINISTRATOR

GENERAL. BISYS Fund Services Ohio, Inc. (the "Administrator"), serves as administrator of the Trust and is an affiliate of BISYS Fund Services, Limited Partnership, the Trust's distributor. The Administrator, an Ohio corporation, has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator and its affiliates provide administration and distribution services to other investment companies.

MASTER SERVICES AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into a master services agreement (the "Master Services Agreement") effective July 26, 2004. Under the Master Services Agreement, the Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to each Fund's operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds' activities, and certain supplemental services in connection with the Trust's obligations under the Sarbanes-Oxley Act of 2002.

The Master Services Agreement shall remain in effect for a period of five years until July 31, 2009, and shall continue in effect for successive one year periods subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days written notice to the other party.

ADMINISTRATION FEES TO BE PAID TO THE ADMINISTRATOR. Under the Master Services Agreement, the Administrator is entitled to receive an asset-based fee for administration, fund accounting and transfer agency services of 2.75 basis points (0.0275%) on the first $25 billion in aggregate net assets of all Funds,
2.25 basis points (0.0225%) on the next $5 billion in aggregate net assets of all Funds, and 1.75 basis points (0.0175%) on the aggregate net assets of all Funds over $30 billion, plus an additional class fee of $2,500 per class per annum, applicable to each additional class of shares over 145 classes of shares.

For the period from commencement of operations to the fiscal periods ended May 31, 2004, 2003 and 2002, the Funds paid the following administration fees:

                                           FEES PAID($)                  FEES WAIVED($)
                                  ---------------------------       ------------------------
            FUND                   2004      2003      2002         2004      2003      2002
--------------------------------  -------   -------   -------       ----      -----     ----
Aggressive Growth Stock Fund        2,000        **        **         0        **        **
Balanced Fund                     223,000   197,000   207,000         0         0         0
Capital Appreciation Fund         986,000   864,000   993,000         0         0         0
Emerging Growth Stock Fund          2,000        **        **         0        **        **
Florida Tax-Exempt Bond Fund      138,000   117,000    94,000         0         0         0
Georgia Tax-Exempt Bond Fund       82,000    78,000    76,000         0         0         0
Growth and Income Fund            582,000   483,000   636,000         0         0         0
High Income Fund                  124,000    64,000    25,000         0         0         0
Information and Technology Fund    13,000    15,000    48,000         0         0         0
International Equity Fund         179,000   146,000   132,000         0         0         0

                                                                 FEES PAID($)                     FEES WAIVED($)
                                                  -------------------------------------      ------------------------
                     FUND                           2004          2003          2002         2004      2003      2002
----------------------------------------------    ---------     ---------     ---------      ----      ----      ----
International Equity Index Fund                     223,000       170,000       167,000        0         0         0
Investment Grade Bond Fund                          514,000       635,000       644,000        0         0         0
Investment Grade Tax-Exempt Bond Fund               168,000       148,000       125,000        0         0         0
Life Vision Aggressive Growth Fund                   26,000        19,000        19,000        0         0         0
Life Vision Conservative Fund                         3,000             0            **        0         0        **
Life Vision Growth and Income Fund                   55,000        44,000        35,000        0         0         0
Life Vision Moderate Growth Fund                     83,000        60,000        57,000        0         0         0
Limited-Term Federal Mortgage Securities Fund       387,000       215,000        92,000        0         0         0
Maryland Municipal Bond Fund                         37,000        43,000        34,000        0         0         0
Mid-Cap Equity Fund                                 131,000       102,000       134,000        0         0         0
Mid-Cap Value Equity Fund                            93,000        76,000        37,000        0         0         0
Prime Quality Money Market Fund                   3,954,000     4,158,000     3,999,000        0         0         0
Short-Term Bond Fund                                228,000       235,000       201,000        0         0         0
Short-Term U.S. Treasury Securities Fund            151,000       163,000       101,000        0         0         0
Small Cap Growth Stock Fund                         558,000       358,000       407,000        0         0         0
Small Cap Value Equity Fund                         458,000       361,000       342,000        0         0         0
Strategic Income Fund                               153,000        80,000        16,000        0         0         0
Strategic Quantitative Equity Fund                   26,000            **            **        0        **        **
Tax-Exempt Money Market Fund                        932,000       844,000       816,000        0         0         0
Tax Sensitive Growth Stock Fund                     189,000       215,000       366,000        0         0         0
U.S. Government Securities Fund                     215,000       180,000       138,000        0         0         0
U.S. Government Securities Money Market Fund        644,000       822,000       733,000        0         0         0
U.S. Treasury Money Market Fund                     776,000       673,000       587,000        0         0         0
Value Income Stock Fund                             563,000       486,000       549,000        0         0         0
Virginia Intermediate Municipal Bond Fund           139,000       145,000       138,000        0         0         0
Virginia Municipal Bond Fund                         41,000        47,000        47,000        0         0         0
Virginia Tax Free Money Market Fund                 217,000       229,000       241,000        0         0         0

* For the fiscal years ended May 31, 2004, 2003 and 2002, administration fees were paid by the Funds pursuant to an administration agreement between the Trust and SEI Investments Global Funds Services.

**    Not in operation during the period.

      THE DISTRIBUTOR

The Trust and BISYS Fund Services, Limited Partnership (the "Distributor") are parties to a distribution agreement dated July 26, 2004 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The Distributor is an affiliate of BISYS Fund Services Ohio, Inc., which serves as the Trust's administrator and transfer agent. The principal business address of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The Distributor will receive no compensation for distribution of T Shares, In addition, the A Shares of the Funds have a distribution plan (the "A Plan"), the B Shares of the Funds have a distribution and service plan (the "B Plan"), and the L Shares of the Funds have a distribution and service plan (the "L Plan").

After the initial two year term, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days written notice by either party.

The Distributor and/or its affiliates, may finance from their own resources, certain activities intended to result in the distribution of the Trust's shares. The Distributor, at its expense, may provide additional compensation to dealers in connection with sales of the Trust's shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, to the extent permissible, this compensation may be made available only to certain dealers. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives to locations appropriate to the purpose of the meeting for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its shareholders.

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following aggregate sales charge payable to the Distributor with respect to the A Shares:

                                   AGGREGATE SALES CHARGES PAYABLE TO            AMOUNT RETAINED BY
                                             DISTRIBUTOR($)*                       DISTRIBUTOR($)*
                                    -------------------------------         ----------------------------
               FUND                   2004        2003       2002           2004        2003        2002
-------------------------------     -------     -------   ---------         ----        ----        ----
Aggressive Growth Stock Fund              0          **          **           0          **          **
Balanced Fund                        25,000      22,000      23,000           0           0           0
Capital Appreciation Fund           990,000     935,000   1,220,000           0           0           0
Emerging Growth Stock Fund                0          **          **           0          **          **
Florida Tax-Exempt Bond Fund         12,000      11,000       5,000           0           0           0
Georgia Tax-Exempt Bond Fund          5,000       5,000       5,000           0           0           0
Growth and Income Fund              105,000      80,000      95,000           0           0           0
High Income Fund                      2,000          **          **           0          **          **
Information and Technology Fund           0          **          **           0          **          **

                                               AGGREGATE SALES CHARGES PAYABLE TO            AMOUNT RETAINED BY
                                                         DISTRIBUTOR($)*                       DISTRIBUTOR($)*
                                               ---------------------------------        ----------------------------
                   FUND                           2004        2003       2002           2004        2003        2002
------------------------------------------     ---------   ---------   ---------        ----        ----        ----
International Equity Fund                         24,000      17,000      61,000          0           0           0
International Equity Index Fund                   56,000      19,000      41,000          0           0           0
Investment Grade Bond Fund                       143,000     116,000      94,000          0           0           0
Investment Grade Tax-Exempt Bond Fund             89,000      88,000      84,000          0           0           0
Life Vision Aggressive Growth Fund                 1,000          **          **          0          **          **
Life Vision Conservative Fund                      1,000          **          **          0          **          **
Life Vision Growth and Income Fund                 2,000          **          **          0          **          **
Life Vision Moderate Growth Fund                   6,000          **          **          0          **          **
Limited-Term Federal Mortgage
Securities Fund                                   27,000      16,000       3,000          0           0           0
Maryland Municipal Bond Fund                          **          **          **          0          **          **
Mid-Cap Equity Fund                               63,000      43,000      47,000          0           0           0
Mid-Cap Value Equity Fund                          1,000          **          **          0          **          **
Prime Quality Money Market Fund                3,763,000   3,839,000   3,842,000          0           0           0
Short-Term Bond Fund                              15,000      11,000      11,000          0           0           0
Short-Term U.S. Treasury Securities Fund          29,000      19,000       5,000          0           0           0
Small Cap Growth Stock Fund                      157,000      94,000     128,000          0           0           0
Small Cap Value Equity Fund                        4,000          **          **          0          **          **
Strategic Income Fund                              6,000          **          **          0          **          **
Strategic Quantitative Equity Fund                     0          **          **          0          **          **
Tax-Exempt Money Market Fund                     401,000     357,000     336,000          0           0           0
Tax Sensitive Growth Stock Fund                    1,000          **          **          0          **          **
U.S. Government Securities Fund                   32,000      27,000      28,000          0           0           0
U.S. Government Securities Money Market Fund     399,000     407,000     364,000          0           0           0
U.S. Treasury Money Market Fund                        0          **          **          0          **          **
Value Income Stock Fund                          235,000     206,000     256,000          0           0           0
Virginia Intermediate Municipal Bond Fund         15,000      12,000       9,000          0           0           0
Virginia Municipal Bond Fund                           0          **          **          0          **          **
Virginia Tax-Free Money Market Fund              439,000     393,000     399,000          0           0           0

* The information in the above chart reflects gross distribution fees for the fiscal years ended May 31, 2004, 2003 and 2002, which were paid by the Funds pursuant to a distribution agreement between the Trust and SEI Investments Distribution Co. The information in the above chart was calculated and provided by SEI Investments Distribution Co.

**    Not in operation during the period.

The following table shows the amount of front-end sales charge that is paid to Investment Consultants (Dealers) as a percentage of the offering price of A
Shares:

                                                    DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                                                ------------------------------------------------------------
                                                                   $100,000        $250,000
                                                Less than       but less than   but less than     $1,000,000
                    FUND(s)                     $100,000           $250,000      $1,000,000        and over
---------------------------------------------   ---------       -------------   -------------     ------------
Aggressive Growth Stock, Balanced, Capital
Appreciation, Emerging Growth Stock,
Florida Tax-Exempt Bond, Georgia Tax-Exempt
Bond, Growth and Income Fund, High Income,
Information and Technology, International
Equity, International Equity Index,
Investment Grade Bond, Investment Grade
Tax-Exempt Bond, Life Vision Aggressive
Growth, Life Vision Conservative, Life
Vision Growth and Income, Life Vision
Moderate Growth, Maryland Municipal Bond,
Mid-Cap Equity, Mid-Cap Value Equity, Small
Cap Growth Stock, Small Cap Value Equity,
Strategic Income, Strategic Quantitative
Equity, Tax Sensitive Growth Stock, U.S.
Government Securities, Value Income Stock,
Virginia Intermediate Municipal Bond
and Virginia Municipal Bond Funds                 3.75%             3.25%           2.50%         0.25%-1.00%
Limited-Term Federal Mortgage Securities Fund     2.50%             1.75%           1.25%         0.25%-1.00%
Short-Term Bond Fund                              2.00%             1.50%           1.00%         0.25%-1.00%
Short-Term U.S. Treasury Securities Fund          1.00%             0.75%           0.50%         0.25%-1.00%

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following aggregate sales charge payable to the Distributor with respect to the L Shares:

                                  AGGREGATE SALES CHARGES PAYABLE TO            AMOUNT RETAINED BY
                                            DISTRIBUTOR ($)*                      DISTRIBUTOR ($)*
                                  ---------------------------------         ----------------------------
              FUND                   2004         2003      2002            2004        2003        2002
-------------------------------   ---------     -------   ---------         ----        ----        ----
Aggressive Growth Stock Fund              0          **          **           0          **          **
Balanced Fund                       713,000     653,000     707,000           0           0           0
Capital Appreciation Fund         1,030,000     902,000   1,067,000           0           0           0
Emerging Growth Stock Fund                0          **          **           0          **          **
Florida Tax-Exempt Bond Fund        310,000     329,000     177,000           0           0           0
Georgia Tax-Exempt Bond Fund        163,000     148,000     157,000           0           0           0
Growth and Income Fund              910,000     734,000     837,000           0           0           0
High Income Fund                    852,000     446,000     315,000           0           0           0
Information and Technology Fund      76,000      65,000     154,000           0           0           0
International Equity Fund            70,000      54,000      10,000           0           0           0
International Equity Index Fund      43,000      28,000           0           0           0           0
Investment Grade Bond Fund          319,000     365,000     328,000           0           0           0
Investment Grade Tax-Exempt
Bond Fund                           290,000     283,000     227,000           0           0           0
Limited-Term Federal
Mortgage Securities Fund          1,237,000     868,000      69,000           0           0           0
Maryland Municipal Bond Fund        253,000     268,000     190,000           0           0           0
Mid-Cap Equity Fund                 153,000     115,000     132,000           0           0           0
Mid-Cap Value Equity Fund            73,000      49,000      13,000           0           0           0
Prime Quality Money Market Fund     184,000     120,000      63,000           0           0           0
Short-Term Bond Fund                299,000     305,000     169,000           0           0           0

                                  AGGREGATE SALES CHARGE PAYABLE TO             AMOUNT RETAINED BY
                                            DISTRIBUTOR ($)*                      DISTRIBUTOR ($)*
                                  ---------------------------------         ----------------------------
              FUND                   2004         2003      2002            2004        2003        2002
-------------------------------   ---------     -------   ---------         ----        ----        ----
Short-Term U.S. Treasury
Securities Fund                     975,000   1,075,000     441,000           0           0           0
Small Cap Growth Stock Fund         370,000     233,000     256,000           0           0           0
Small Cap Value Equity Fund         434,000     305,000     172,000           0           0           0
Strategic Income Fund             1,520,000     638,000     106,000           0           0           0
Strategic Quantitative Equity
Fund                                  7,000          **          **           0          **          **
Tax Sensitive Growth Stock Fund   1,054,000   1,204,000   1,945,000           0           0           0
U.S. Government Securities Fund     289,000     370,000     314,000           0           0           0
Value Income Stock Fund             561,000     469,000     602,000           0           0           0
Virginia Intermediate Municipal
Bond Fund                                **          **          **           0          **          **
Virginia Municipal Bond Fund        137,000     150,000     114,000           0           0           0

* The information in the above chart reflects gross distribution fees for the fiscal years ended May 31, 2004, 2003 and 2002, which were paid by the Funds pursuant to a distribution agreement between the Trust and SEI Investments Distribution Co. The information in the above chart was calculated and provided by SEI Investments Distribution Co.

**    Not in operation during the period.

               A SHARES, B SHARES AND L SHARES DISTRIBUTION PLANS

The Distribution Agreement and the A Plan adopted by the Trust provide that A Shares of the Funds will pay the Distributor fees of up to the following respective levels:

            FUND:                       DISTRIBUTION FEE:
-------------------------------------   ----------------
Aggressive Growth Stock Fund                 0.35%
Balanced Fund                                0.28%
Capital Appreciation Fund                    0.68%
Emerging Growth Stock Fund                   0.35%
Florida Tax-Exempt Bond Fund                 0.18%
Georgia Tax-Exempt Bond Fund                 0.18%
Growth and Income Fund                       0.25%
High Income Fund                             0.30%
Information and Technology Fund              0.55%
International Equity Fund                    0.33%
International Equity Index Fund              0.38%
Investment Grade Bond Fund                   0.43%
Investment Grade Tax-Exempt Bond Fund        0.43%
Life Vision Aggressive Growth Fund           0.50%
Life Vision Conservative Fund                0.40%

FUND:                                             DISTRIBUTION FEE:
-----                                             -----------------
Life Vision Growth and Income Fund                    0.50%

Life Vision Moderate Growth Fund                      0.50%

Limited-Term Federal Mortgage Securities Fund         0.23%

Maryland Municipal Bond Fund                          0.15%

Mid-Cap Equity Fund                                   0.43%

Mid-Cap Value Equity Fund                             0.40%

Prime Quality Money Market Fund                       0.20%

Short-Term Bond Fund                                  0.23%

Short-Term U.S. Treasury Securities Fund              0.18%

Small Cap Growth Stock Fund                           0.50%

Small Cap Value Equity Fund                           0.33%

Strategic Income Fund                                 0.35%

Strategic Quantitative Equity Fund                    0.25%

Tax-Exempt Money Market Fund                          0.15%

Tax Sensitive Growth Stock Fund                       0.40%

U.S. Government Securities Fund                       0.38%

U.S. Government Securities Money Market Fund          0.17%

U.S. Treasury Money Market Fund                       0.15%

Value Income Stock Fund                               0.33%

Virginia Intermediate Municipal Bond Fund             0.15%

Virginia Municipal Bond Fund                          0.15%

Virginia Tax-Free Money Market Fund                   0.40%

In addition, the Distribution Agreement, the B Plan and the L Plan adopted by the Trust provide that B Shares and L Shares of each applicable Fund will pay the Distributor a fee of up to 0.75% of the average daily net assets of that Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to A Shares, B Shares or L Shares shareholders or their customers who beneficially own A Shares, B Shares or L Shares. In addition, B Shares and L Shares are subject to a service fee of up to 0.25% of the average daily net assets of the B Shares and L Shares of each Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the A Plan, the B Plan and the L Plan in each case in accordance with the provisions of Rule 12b-l under the 1940 Act, which rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the A Plan, the B Plan and the L Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the disinterested Trustees. The A Plan, the B Plan and the L Plan require that quarterly written reports of amounts spent under the A Plan, the B Plan and the L Plan, respectively, and the purposes of such expenditures be furnished to and reviewed by the Trustees. The A Plan, the B Plan and the L Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the disinterested Trustees.

There is no sales charge on purchases of B Shares or L Shares, but B Shares and L Shares are subject to a contingent deferred sales charge if they are redeemed within five and one years, respectively, of purchase. Pursuant to the Distribution Agreement, the B Plan and the L Plan, B Shares and L Shares are subject to an ongoing distribution and service fee calculated on each Fund's aggregate average daily net assets attributable to its B Shares or L Shares.

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following amounts pursuant to the A Plan:

                                                 DISTRIBUTION FEES-AMOUNT PAID OR REIMBURSED($)
                                                 ----------------------------------------------
FUND                                                  2004            2003           2002
----                                                  ----            ----           ----
Aggressive Growth Stock Fund                        (1,000)**            *               #
Balanced Fund                                       10,000           6,000           7,000
Capital Appreciation Fund                          850,000         794,000       1,061,000
Emerging Growth Stock Fund                          (1,000)*             *               *
Florida Tax-Exempt Bond Fund                         1,000           1,000          (7,000)**
Georgia Tax-Exempt Bond Fund                        (7,000)**       (7,000)**       (7,000)**
Growth and Income Fund                              31,000          15,000          26,000

                                              DISTRIBUTION FEES -- AMOUNT PAID OR REIMBURSED ($)
                                              --------------------------------------------------
FUND                                                  2004            2003           2002
----                                                  ----            ----           ----
High Income Fund                                    (3,000)**            *               *
Information and Technology Fund                     (5,000)**            *               *
International Equity Fund                            8,000          (3,000)**        6,000
International Equity Index Fund                     51,000           5,000           2,000
Investment Grade Bond Fund                          97,000          78,000          59,000
Investment Grade Tax-Exempt Bond Fund               67,000          68,000          62,000
Life Vision Aggressive Growth Fund                  (4,000)**            *               *
Life Vision Conservative Fund                       (4,000)**            *               *
Life Vision Growth and Income Fund                  (4,000)**            *               *
Life Vision Moderate Growth Fund                    (1,000)**            *               *
Limited-Term Federal Mortgage Securities Fund        9,000           3,000         (10,000)**
Maryland Municipal Bond Fund                             *               *               *
Mid-Cap Equity Fund                                 38,000          22,000          27,000
Mid-Cap Value Equity Fund                           (4,000)**            *               *
Prime Quality Money Market Fund                  3,313,000       3,473,000       3,407,000
Short-Term Bond Fund                                (2,000)**       (4,000)**       (4,000)**
Short-Term U.S. Treasury Securities Fund             6,000           3,000          (8,000)**
Small Cap Growth Stock Fund                         72,000          33,000          58,000
Small Cap Value Equity Fund                         (3,000)**            *               *
Strategic Income Fund                                    0               *               *
Strategic Quantitative Equity Fund                  (5,000)**            *               *
Tax-Exempt Money Market Fund                       327,000         298,000         264,000
Tax Sensitive Growth Stock Fund                     (4,000)**            *               *
U.S. Government Securities Fund                     10,000          13,000          17,000
U.S. Government Securities Money Market Fund       335,000         345,000         292,000
U.S. Treasury Money Market Fund                     (5,000)**            *               *
Value Income Stock Fund                            212,000         180,000         233,000
Virginia Intermediate Municipal Bond Fund          (10,000)**      (10,000)**      (12,000)**
Virginia Municipal Bond Fund                        (2,000)**            *               *
Virginia Tax-Free Money Market Fund                185,000         167,000         167,000

*     Not in operation during the period.

**    SEI Investments Distribution Co. reimbursed the Funds for other expenses.

For the fiscal year ended May 31, 2004 and 2003, the Funds paid the following amounts pursuant to the B Plan:

                                              DISTRIBUTION FEES -- AMOUNT PAID ($)
                                              ------------------------------------
FUND                                                  2004             2003
----                                                  ----             ----
Life Vision Aggressive Growth Fund                   6,000            1,000
Life Vision Conservative Fund                       11,000                0
Life Vision Growth and Income Fund                  39,000            1,000
Life Vision Moderate Growth Fund                    52,000            2,000

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following amounts pursuant to the L Plan:

                                                      DISTRIBUTION FEES-AMOUNT PAID ($)
                                                ----------------------------------------------
FUND                                                  2004            2003           2002
----                                                  ----            ----           ----
Aggressive Growth Stock Fund                        (1,000)**            *                *
Balanced Fund                                      672,000         612,000          677,000
Capital Appreciation Fund                          970,000         829,000        1,047,000
Emerging Growth Stock Fund                          (1,000)**            *                *
Florida Tax-Exempt Bond Fund                       203,000         220,000          111,000
Georgia Tax-Exempt Bond Fund                       102,000         92,000            99,000
Growth and Income Fund                             693,000         534,000          648,000
High Income Fund                                   488,000         246,000          167,000
Information and Technology Fund                     30,000          17,000          104,000
International Equity Fund                           47,000          27,000           42,000
International Equity Index Fund                     29,000          11,000           25,000
Investment Grade Bond Fund                         235,000         278,000          254,000
Investment Grade Tax-Exempt Bond Fund              237,000         232,000          184,000
Limited-Term Federal Mortgage Securities Fund      675,000         487,000           26,000
Maryland Municipal Bond Fund                       228,000         243,000          169,000
Mid-Cap Equity Fund                                117,000         81,000           106,000
Mid-Cap Value Equity Fund                           19,000           7,000            4,000
Prime Quality Money Market Fund                     49,000          79,000           59,000
Short-Term Bond Fund                               133,000         141,000           74,000
Short-Term U.S. Treasury Securities Fund           349,000         405,000          159,000
Small Cap Growth Stock Fund                        337,000         199,000          231,000
Small Cap Value Equity Fund                        353,000         248,000          136,000
Strategic Income Fund                              760,000         313,000           59,000
Strategic Quantitative Equity Fund                   3,000               *                *
Tax Sensitive Growth Stock Fund                    956,000       1,095,000        1,844,000
U.S. Government Securities Fund                    229,000         306,000          260,000
Value Income Stock Fund                            536,000         433,000          581,000
Virginia Intermediate Municipal Bond Fund                *               *                *
Virginia Municipal Bond Fund                       115,000         128,000           94,000

*     Not in operation during the period.

**    SEI Investments Distribution Co. reimbursed the Funds for other expenses.

Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling A Shares and L Shares, unless otherwise agreed upon by the Distributor and such broker-dealer.

                                                                                          ANNUAL FIRST YEAR
                                                  ANNUAL PAYOUT     INITIAL PAYMENT-       PAYOUT 12(b)-1      ANNUAL PAYOUT 12(b)-1
                                                12(b)-1 EFFECTIVE    AT TIME OF SALE    EFFECTIVE IMMEDIATELY  EFFECTIVE 13TH MONTH
FUND                                             IMMEDIATELY (A)*         (L)                    (L)                   (L)
----                                            -----------------   -----------------   ---------------------  ---------------------
EQUITY FUNDS
Aggressive Growth Stock Fund                          0.25%               0.25%                 0.45%                 0.60%

                                                                                          ANNUAL FIRST YEAR
                                                  ANNUAL PAYOUT     INITIAL PAYMENT-       PAYOUT 12(b)-1      ANNUAL PAYOUT 12(b)-1
                                                12(b)-1 EFFECTIVE    AT TIME OF SALE    EFFECTIVE IMMEDIATELY  EFFECTIVE 13TH MONTH
FUND                                             IMMEDIATELY (A)*         (L)                    (L)                   (L)
----                                            -----------------   -----------------   ---------------------  ---------------------
Balanced Fund                                         0.20%               0.25%                 0.50%                 0.65%
Capital Appreciation Fund                             0.35%               0.25%                 0.50%                 0.65%
Emerging Growth Stock Fund                            0.25%               0.25%                 0.45%                 0.60%
Growth and Income Fund                                0.20%               0.25%                 0.45%                 0.60%
Information and Technology Fund                       0.25%               0.25%                 0.50%                 0.65%
International Equity Fund                             0.25%               0.25%                 0.45%                 0.60%
International Equity Index Fund                       0.30%               0.25%                 0.40%                 0.50%
Life Vision Aggressive Growth Fund                    0.20%                N/A                   N/A                   N/A
Life Vision Conservative Fund                         0.15%                N/A                   N/A                   N/A
Life Vision Growth and Income Fund                    0.20%                N/A                   N/A                   N/A
Life Vision Moderate Growth Fund                      0.20%                N/A                   N/A                   N/A
Mid-Cap Equity Fund                                   0.30%               0.25%                 0.45%                 0.60%
Mid-Cap Value Equity Fund                             0.25%               0.25%                 0.45%                 0.60%
Small Cap Growth Stock Fund                           0.35%               0.25%                 0.50%                 0.65%
Small Cap Value Equity Fund                           0.25%               0.25%                 0.45%                 0.60%
Strategic Quantitative Equity Fund                    0.25%               0.25%                 0.40%                 0.60%
Tax Sensitive Growth Stock Fund                       0.20%               0.25%                 0.45%                 0.60%
Value Income Stock Fund                               0.20%               0.25%                 0.50%                 0.65%
FIXED INCOME FUNDS
Florida Tax -Exempt Bond Fund                         0.10%               0.15%                 0.20%                 0.30%
Georgia Tax-Exempt Bond Fund                          0.10%               0.15%                 0.20%                 0.30%
High Income Fund                                      0.20%               0.25%                 0.20%                 0.30%
Investment Grade Bond Fund                            0.20%               0.20%                 0.20%                 0.30%
Investment Grade Tax-Exempt Bond Fund                 0.20%               0.20%                 0.20%                 0.30%
Limited Term Federal Mortgage Securities Fund         0.15%               0.15%                 0.20%                 0.25%
Maryland Municipal Bond Fund                          0.10%               0.15%                 0.20%                 0.30%
Short Term Bond Fund                                  0.15%               0.10%                 0.20%                 0.25%
Short-Term U.S. Treasury Securities Fund              0.10%               0.10%                 0.20%                 0.25%
Strategic Income Fund                                 0.20%               0.25%                 0.20%                 0.30%
U.S. Government Securities Fund                       0.15%               0.20%                 0.20%                 0.30%
Virginia Intermediate Municipal Bond Fund             0.10%               0.15%                 0.20%                 0.30%
Virginia Municipal Bond Fund                          0.10%               0.15%                 0.20%                 0.30%

* Initial Front End Sales Charge for A Shares ranges from 3.75% maximum to 0.50% depending on Fund and breakpoints (outlined in prospectus).

Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling B Shares, unless otherwise agreed upon by the Distributor and such broker-dealer.

                                                                      ANNUAL FIRST YEAR
                                                 INITIAL PAYMENT-       PAYOUT 12(b)-1      ANNUAL PAYOUT 12(b)-1
FUND                                             AT TIME OF SALE    EFFECTIVE IMMEDIATELY  EFFECTIVE 13TH MONTH
----                                            -----------------   ---------------------  ---------------------
Life Vision Aggressive Growth Fund                    4.00%                   N/A                   N/A
Life Vision Conservative Fund                         4.00%                   N/A                   N/A
Life Vision Growth and Income Fund                    4.00%                   N/A                   N/A
Life Vision Moderate Growth Fund                      4.00%                   N/A                   N/A

      THE TRANSFER AGENT

BISYS Funds Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust's transfer agent.

      THE CUSTODIAN

SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for all of the Funds except for the International Equity, International Equity Index and Strategic Income Funds. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 serves as custodian for the International Equity, International Equity Index and Strategic Income Funds.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended May 31, 2004, PricewaterhouseCoopers LLP, served as independent registered public accountants for the Trust.

      LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

      TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Trust's forty-six series, which includes series not described in this SAI. Each Trustee also serves as Trustee for each of the seven series of the STI Classic Variable Trust. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

THOMAS GALLAGHER (DOB 11/25/47) - Trustee - Mr. Gallagher has served since May 2000, and has no set term. He is President and CEO of Genuine Parts Company. His other directorships include: Director, Shepherd Center; Director, NAPA; Director, Genuine Parts Company; Director, Oxford Industries; Director, Stone Mountain Industrial Park; and Trustee, The Lovett School.

F. WENDELL GOOCH (DOB 12/03/32) - Trustee - Mr. Gooch has served since May 1992, and has no set term. He is retired, and currently serves as a Trustee on the Board of Trustees of the SEI Family of Funds and The Capitol Mutual Funds.

JAMES O. ROBBINS (DOB 7/04/42) - Trustee - Mr. Robbins has served since May 2000, and has no set term. He has been the President and Chief Executive Officer of Cox Communications, Inc. since 1985. His other directorships include:
Director, Cox Communications; Director, National Cable and Telecommunications Association; Director, Discovery Channel; Director, Cable Labs; Director, C-Span; and Trustee, St. Paul's Schools.

JONATHAN T. WALTON (DOB 3/28/30) - Trustee - Mr. Walton has served since February 1998, and has no set term. He is retired, and currently serves as a Trustee of the W.K Kellogg Foundation.

RICHARD W. COURTS, II (DOB 1/18/36) - Trustee* - Mr. Courts has served since November 2001, and has no set term. He is currently the Chairman of the Board of Atlantic Investment Company. His other directorships include: Director, Cousins Properties, Inc.; Director, Genuine Parts Company; Director, Piedmont Hospital; Director, SunTrust Bank, Atlanta; Chairman, Courts Foundation; and Chairman, J. Bulow Campbell Foundation.

CLARENCE H. RIDLEY (DOB 6/03/42) - Trustee* - Mr. Ridley has served since November 2001, and has no set term. He is currently the Chairman of the Board of Haverty Furniture Companies. He was a partner at King and Spalding LLP (law firm) from 1977 to 2000. His other directorships include: Director, Crawford & Co.; Director, Pike's Family Nurseries, Inc.; Trustee, St. Joseph's Health System, Inc.; Director High Museum of Atlanta.

----------
* Messrs. Courts and Ridley each may be deemed an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.

BOARD COMMITTEES. The Board has established the following committees:

- AUDIT COMMITTEE. The Board's Audit Committee is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs.

      Gallagher, Gooch, Robbins and Walton currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed Trust fiscal year.

- NOMINATING COMMITTEE. The Board's Nominating Committee is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "1934 Act"), in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Nominating Committee. Mr. Gooch is Chairman of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed Trust fiscal year.

- FAIR VALUE PRICING COMMITTEE. The Board has established the Trust's Fair Value Pricing Committee, which is composed of a Trustee, as a non-voting member, and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met 30 times in the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreements must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's profitability from its Fund-related operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser's reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreements are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Trust; and (c) agreed to renew the Agreements for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-l(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                SHARES IN ALL INVESTMENT
                                                                                 COMPANIES OVERSEEN BY
                                                                                  TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                       DOLLAR RANGE OF FUND SHARES*               INVESTMENT COMPANIES*
---------------                       ----------------------------               ---------------------
Richard W. Courts, II                             None                                   None
                                $1-$10,000 (Capital Appreciation Fund)
                                 $1-$10,000 (Growth and Income Fund)
                             $1-$10,000 (Information and Technology Fund)
                             $1-$10,000 (Prime Quality Money Market Fund)
Thomas Gallagher              $1-$10,000 (Small Cap Growth Stock Fund)             $10,001-$50,000
                               $1-$10,000 (Small Cap Value Equity Fund)
                             $1-$10,000 (Tax Sensitive Growth Stock Fund)
                                 $1-$10,000 (Value Income Stock Fund)
F.Wendell Gooch            $10,001-$50,000 (Information and Technology Fund)        $50,001-$100,000
                           $10,001-$50,000 (Tax Sensitive Growth Stock Fund)
Clarence H. Ridley                                None                                   None
James 0. Robbins                                  None                                   None
                              $1-$10,000 (Information and Technology Fund)
                              $10,000-$50,000 (Small Cap Growth Stock Fund)
                              $1-$10,000 (Tax Sensitive Growth Stock Fund)
Jonathan T. Walton             $10,001-$50,000 (Capital Appreciation Fund)
                              $1-$10,000 (Prime Quality Money Market Fund)
                              $10,001-$50,000 (Small Cap Value Equity Fund)         $50,001-$100,000
                                $10,001-$50,000 (Value Income Stock Fund)

*Valuation date is December 31, 2003.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

                                             PENSION OR                ESTIMATED
                                         RETIREMENT BENEFIT             ANNUAL           TOTAL COMPENSATION
                            AGGREGATE     ACCRUED AS PART OF         BENEFITS UPON       FROM THE TRUST AND
NAME OF TRUSTEE            COMPENSATION     FUND EXPENSES             RETIREMENT           FUND COMPLEX*
------------------------------------------------------------------------------------------------------------
                                                                                        $42,000 for services
Richard W. Courts, II        $38,500             N/A                      N/A           on two boards
------------------------------------------------------------------------------------------------------------
                                                                                        $50,500 for services
Thomas Gallagher             $46,000             N/A                      N/A           on two boards
------------------------------------------------------------------------------------------------------------
                                                                                        $42,000 for services
F. Wendell Gooch             $38,500             N/A                      N/A           on two boards
------------------------------------------------------------------------------------------------------------
                                                                                        $43,500 for services
Clarence H. Ridley           $40,000             N/A                      N/A           on two boards
------------------------------------------------------------------------------------------------------------
                                                                                        $42,000 for services
James O. Robbins             $38,500             N/A                      N/A           on two boards
------------------------------------------------------------------------------------------------------------
                                                                                        $43,500 for services
Jonathan T. Walton           $40,000             N/A                      N/A           on two boards
------------------------------------------------------------------------------------------------------------

* The "Fund Complex" consists of the Trust and the STI Classic Variable Trust.

TRUST OFFICERS. The executive officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each executive officer is BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. The officers of the Trust may also serve as officers to one or more mutual funds for which BISYS Fund Services or its affiliates act as administrator, distributor or transfer agent. None of the officers receive compensation from the Trust for their services.

R. JEFFREY YOUNG (DOB 08/22/64) - President - Senior Vice President, Relationship Management, BISYS Fund Services since April 2002. Vice President, Client Services, BISYS Fund Services from May 1997 to April 2002.

BRYAN C. HAFT (DOB 01/23/65) - Treasurer and Chief Financial Officer - Vice President, Financial Administration, BISYS Fund Services since July 2000. Director, Administration Services, BISYS Fund Services from May 1998 to July 2000.

DEBORAH A. LAMB (10/02/52) - Executive Vice President, Assistant Secretary, and Chief Compliance Officer - 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 - Chief Compliance Officer and Managing Director of Trusco Capital Management, Inc. since March 2003 and President of Investment Industry Consultants, LLC since June 2000. Director of Compliance at INVESCO, Inc. from March 1995 to June 2000.

KATHLEEN LENTZ (04/09/60) - Vice President and Assistant Secretary - 303 Peachtree Center Avenue, Suite 340, Atlanta, Georgia 30308 - Vice President and Manager of Special Entities in Financial Intelligence Unit of SunTrust Bank since 2002. Vice President of the Third Party Mutual Funds Unit of SunTrust Bank from 1996 to 2002.

ALAINA V. METZ (DOB 04/07/67) - Assistant Secretary - Vice President, Blue Sky Compliance, BISYS Fund Services since January 2002. Chief Administrative Officer, Blue Sky Compliance at BISYS Fund Services from June 1995 to January 2002.

JULIE M. POWERS (DOB 10/08/67) - Assistant Secretary - Senior Paralegal, Legal Services, BISYS Fund Services since June 2000. Paralegal of Phillips, Lytle, Hitchcock, Blaine & Huber LLP from March 1998 to June 2000.

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

TRACI THELEN (DOB 02/14/73) - Secretary - Counsel, Legal Services, BISYS Fund Services since July 2004. General Counsel of ALPS Mutual Funds Services, Inc., from May 2002 to July 2004, after serving as Associate Counsel from October 1999 to May 2002.

      PURCHASING AND REDEEMING SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

While the Trust does not accept cash as payment for Fund shares, it is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or officers of the Trust or employees of the Adviser. "Immediate family" means a spouse, mother, father, mother-in-law, father-in-law or children (including step-children) age 21 years or under.

The Trust will permit an exchange of L Shares of a Fund for A Shares of the same Fund, and will waive any sales charges that would otherwise apply, for those investors who hold L Shares of the Fund as a result of (i) reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs previously with the trust department of a bank affiliated with SunTrust or (ii) investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial, or investment advisory capacity is closed.

If determined to be in the best interests of shareholders, the Trust also reserves the right to impose a redemption fee of up to 2% on Market Timers as described in the Trust's prospectuses payable directly to the Fund.

      DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rules 2a-4 and 2a-7 thereunder, of the 1940 Act with respect to the valuation of portfolio securities, In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time). If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

AMORTIZED COST METHOD OF VALUATION. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds one-half of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

      TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their investors. No attempt is made to present a detailed explanation of the federal tax treatment of a Fund or its investors, and the discussion here and in the Trust's prospectuses is not intended as a substitute for careful tax planning.

FEDERAL INCOME TAX

This discussion of federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies but can make no assurances that distributions will be sufficient to avoid this tax.

If a Fund fails to maintain qualification as a RIC for a tax year, that Fund will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund's current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. The board reserve the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund, and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by a Fund.

The Bond Funds and Money Market Funds receive income generally in the form of interest derived from Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to shareholders. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. In general, the Bond Funds and Money Market Funds do not expect to realize net-long term capital gains because the Bond Funds and the portion of such Funds' distributions are expected to be eligible for the corporate dividends received deduction.

Gains and losses on the sale of a Money Market Fund's portfolio securities and unrealized appreciation or depreciation in the value of such securities may require a Fund to adjust distributions in order to maintain a $1.00 net asset value. These procedures may result in under- or over- distributions of net investment income.

The Equity Funds receive income generally in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to a Fund's shares. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or in additional shares. The Equity Funds may derive capital gains and losses in connection with sales or other dispositions of each Fund's portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gains regardless of how long you have held your shares in the fund. Currently, the maximum tax rate on long-term capital gains is 15%.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.

If a shareholder that is a tax-exempt investor (e.g., a pension plan, individual retirement account, 401(k), similar tax-advantaged plan, charitable organization, etc.) incurs debt to finance the acquisition of its shares, a portion of the income received by that shareholder with respect to its shares would constitute unrelated business taxable income ("UBTI"). A tax-exempt investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

Sale, Redemption or Exchange of Fund Shares

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal, state and local income tax purposes.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who holds their shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

With respect to the Money Market Funds, because each Fund seeks to maintain a stable $1.00 net asset value per share, you should not expect to realize a capital gain or loss upon redemption or exchange of your Fund shares.

Tax-Exempt Funds

If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations the interest on which is excludable from gross income, such Fund may pay "exempt-interest dividends," as defined in Section 852(b)(5) of the Code, to its shareholders.

As noted in their prospectuses, the Tax-Exempt Money Market Fund, the Virginia Tax-Free Money Market Fund, the Investment Grade Tax-Exempt Bond Fund, and the State Tax-Exempt Bond Funds intend to pay exempt-interest dividends. Exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code. The Alternative Minimum Tax is imposed at a maximum rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

Distributions of exempt-interest dividends may result in additional federal income tax consequences to shareholders in tax-exempt funds. For example, interest on indebtedness incurred by shareholders to purchase or carry shares of a tax-exempt fund will not be deductible for federal income tax purposes to the extent that the Fund distributes exempt interest dividends during the taxable year. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Certain foreign corporations engaged in a trade or business in the U. S. will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

A tax-exempt fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use in a trade or business a facility financed from the proceeds of industrial development bonds or private activity bonds. Such entities or persons should consult their tax advisor before purchasing shares of a tax-exempt fund.

Issuers of bonds purchased by a tax-exempt fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Funds will make annual reports to shareholders of the federal income tax status of all distributions.

In certain cases, a Fund will be required to withhold, at the applicable witholding rates, an amount from any distributions and redemptions to shareholders, and to remit such amount to the Internal Revenue Service ("IRS") if the shareholder: (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, or (3) has failed to provide the Fund with certain

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certifications that are required by the IRS, or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to investors and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in Government National Mortgage Association and Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collaterized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If the International Equity and International Equity Index Funds meet the Distribution Requirement, and if more than 50% of the value of each such Fund's total assets at the close of their respective taxable years consist of stocks or securities of foreign corporations, each Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Funds, subject to certain limitations. Pursuant to the election, each Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If either of the two above-mentioned Funds make the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

The International Equity and International Equity Index Funds' transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

      FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, an Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

BROKERAGE TRANSACTIONS. The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to a Fund or account generating the brokerage.

As provided in the 1934 Act higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

                                             AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                                                 PAID ($)
                                             ------------------------------------------------
FUND                                            2004              2003               2002
--------------------------------------------------------------------------------------------
Aggressive Growth Stock Fund                     26,801                 *                  *
--------------------------------------------------------------------------------------------
Balanced Fund                                   528,811           406,753            347,574
--------------------------------------------------------------------------------------------
Capital Appreciation Fund                     4,637,119         3,468,073          2,962,862
--------------------------------------------------------------------------------------------
Emerging Growth Stock Fund                       28,256                 *                  *
--------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund                        994               188              7,494
--------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund                          0                44              5,061
--------------------------------------------------------------------------------------------
Growth and Income Fund                        1,534,256         1,693,527          2,103,432
--------------------------------------------------------------------------------------------
High Income Fund                                      0               535              2,000
--------------------------------------------------------------------------------------------
Information and Technology Fund                 384,982         1,928,490          2,142,579
--------------------------------------------------------------------------------------------
International Equity Fund                     1,189,052         1,127,511          1,404,641
--------------------------------------------------------------------------------------------
International Equity Index Fund                  94,924           174,045            358,549
--------------------------------------------------------------------------------------------
Investment Grade Bond Fund                        4,979            19,387             44,758
--------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund               888             4,267             80,565
--------------------------------------------------------------------------------------------
Life Vision Aggressive Growth Fund                    0                 0                  0
--------------------------------------------------------------------------------------------
Life Vision Conservative Fund                         0                 0                  0
--------------------------------------------------------------------------------------------
Life Vision Growth and Income Fund                    0                 0                  0
--------------------------------------------------------------------------------------------
Life Vision Moderate Growth Fund                      0                 0                  0
--------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage
Securities Fund                                  23,608            14,392              8,134
--------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund                          0                 0              1,218
--------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                             719,857           750,689            458,284
--------------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund                       535,146           519,820            516,020
--------------------------------------------------------------------------------------------

                                              AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                                                 PAID ($)
                                              ------------------------------------------------
FUND                                             2004              2003               2002
--------------------------------------------------------------------------------------------
Prime Quality Money Market Fund                   46,404            49,465           220,347
--------------------------------------------------------------------------------------------
Short-Term Bond Fund                                   0                 0             7,234
--------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund               0                 0             3,639
--------------------------------------------------------------------------------------------
Small Cap Value Equity Fund                    1,256,292           926,708         1,165,793
--------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund                    4,425,364         3,038,457         1,475,533
--------------------------------------------------------------------------------------------
Strategic Income Fund                                  0                 0               802
--------------------------------------------------------------------------------------------
Strategic Quantitative Equity Fund               303,252                 *                 *
--------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                           0                 0            29,400
--------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund                  585,220           845,910           922,329
--------------------------------------------------------------------------------------------
U.S. Government Securities Fund                    7,952             1,634             5,112
--------------------------------------------------------------------------------------------
U.S. Government Securities Money Market          127,807           194,725           157,937
Fund
--------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                  423,336           365,760           320,083
--------------------------------------------------------------------------------------------
Value Income Stock Fund                        1,852,549         1,497,214         1,554,061
--------------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund              0                 0             5,758
--------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund                           0                 0             1,711
--------------------------------------------------------------------------------------------
Virginia Tax-Free Money Market Fund                    0                 0             8,685
--------------------------------------------------------------------------------------------

*     Not in operation during the period.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. With respect to transactions in equity securities, the Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds' paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:


FUND                                         TOTAL DOLLAR AMOUNT OF              TOTAL DOLLAR AMOUNT OF TRANSACTIONS
FUND                                         BROKERAGE COMMISSIONS FOR           INVOLVING BROKERAGE COMMISSIONS
                                             RESEARCH SERVICES ($)               RESEARCH SERVICES ($)
Balanced Fund                                         442,892.82                             283,926,877.89
Capital Appreciation Fund                           3,902,770.06                           2,483,046,396.19
Growth and Income Fund                              1,442,170.03                             880,875,151.99
Information and Technology Fund                       363,086.14                             136,957,908.61
Mid-Cap Equity Fund                                   632,645.92                             320,092,416.94
Mid-Cap Value Equity Fund                             522,909.89                             254,550,199.22
Small Cap Growth Stock Fund                         3,531,664.12                           1,199,684,809.45
Small Cap Value Equity Fund                         1,201,118.73                             546,716,238.42
Strategic Quantitative Equity Fund                      2,569.66                               3,686,573.76
Tax Sensitive Growth Stock Fund                       528,646.31                             334,513,042.24
Value Income Stock Fund                             1,819,814.93                           1,080,901,945.13

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown reflect fees paid in connection with Fund repurchase agreement transactions.

                                                                          PERCENTAGE OF TOTAL          PERCENTAGE OF TOTAL
                                      AGGREGATE DOLLAR AMOUNT OF         BROKERAGE COMMISSIONS       BROKERAGE TRANSACTIONS
                                      BROKERAGE COMMISSIONS PAID          PAID TO AFFILIATED       EFFECTED THROUGH AFFILIATED
                                      TO AFFILIATED BROKERS ($)*             BROKERS (%)**                 BROKERS (%)
                                     ----------------------------      ------------------------    ---------------------------
             FUND                      2004       2003      2002       2004      2003      2002     2004      2003        2002
------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Stock Fund             176        ***       ***      0.66       ***       ***     9.64       ***         ***
------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                          5,368      9,515    22,701      1.02      2.34      6.53    42.21     21.73       49.80
------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund             17,138     13,299    50,843      0.37      0.38      1.72    25.14     25.96       36.59
------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Stock Fund               103        ***       ***      0.36       ***       ***    11.15       ***         ***
------------------------------------------------------------------------------------------------------------------------------
Florida-Tax Exempt Bond Fund             994        188     7,494       100       100       100      100       100         100
------------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund               0         44     5,061       100       100       100        0       100         100
------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                     0          0    22,938         0         0      1.09        0         0       25.95
------------------------------------------------------------------------------------------------------------------------------
High Income Fund                           3        535     2,000       100       100       100      100       100         100
------------------------------------------------------------------------------------------------------------------------------
Information and Technology
Fund                                     305        650     3,226      0.08      0.03      0.15    22.15      9.69       13.37
------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                  0          0     4,747         0         0      0.34        0         0        2.10
------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund            0          0     6,013         0         0      1.68        0         0        0.62
------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund             4,979     19,387    44,758       100       100       100      100       100         100
------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt
Bond Fund                                888      4,267    80,565       100       100       100      100       100         100
------------------------------------------------------------------------------------------------------------------------------
Life Vision Aggressive Growth
Fund                                       0          0       ***         0         0       ***        0         0         ***
------------------------------------------------------------------------------------------------------------------------------
Life Vision Conservative Fund              0          0       ***         0         0       ***        0         0         ***
------------------------------------------------------------------------------------------------------------------------------
Life Vision Growth and Income
Fund                                       0          0       ***         0         0       ***        0         0         ***
------------------------------------------------------------------------------------------------------------------------------
Life Vision Moderate Growth
Fund                                       0          0       ***         0         0       ***        0         0         ***
------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage
Securities Fund                       23,608     14,392     8,134       100       100       100      100       100         100
------------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund               0          0     1,218         0         0       100        0         0         100
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                    2,726      2,888    12,971      0.38      0.38      2.83    20.39     19.10       30.65
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund              2,114      1,898     4,850      0.40      0.37      0.94    12.35     25.07       14.70
------------------------------------------------------------------------------------------------------------------------------
Prime Quality Money Market
Fund                                  46,404     49,465   220,347       100       100       100      100       100         100
------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                       0          0     7,234         0         0       100        0         0         100
------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury
Securities Fund                            0          0     3,639         0         0       100        0         0         100
------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund           10,384      3,100    17,884      0.37      0.10      1.21     4.50      5.45       10.37
------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund            4,608      5,267    68,387      0.23      0.57      5.87    28.21     28.36       28.01
------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                      0          0       802         0         0       100        0         0       14.45
------------------------------------------------------------------------------------------------------------------------------
Strategic Quantitative
Equity Fund                              237        ***       ***      0.08       ***       ***     2.99       ***         ***
------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund               0          0    29,400         0         0       100        0         0         100
------------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund        1,712      3,724     3,097      0.29      0.44      0.34    40.98     41.97       35.10
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund        7,952      1,634     5,112       100       100       100      100       100         100
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities
Money Market Fund                    127,807    194,725   157,937       100       100       100      100       100         100
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market
Fund                                 423,336    365,760   320,083       100       100       100      100       100         100
------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund               18,467     28,323    50,767      1.00      1.89      3.22    37.56     20.51       47.71
------------------------------------------------------------------------------------------------------------------------------

                                                                      PERCENTAGE OF TOTAL       PERCENTAGE OF TOTAL
                                        AGGREGATE DOLLAR AMOUNT OF   BROKERAGE COMMISSION     BROKERAGE TRANSACTIONS
                                        BROKERAGE COMMISSIONS PAID     PAID TO AFFILATED    EFFECTED THROUGH AFFILIATED
                                        TO AFFILIATED BROKERS ($)*        BROKER (%)**               BROKER (%)
                                        -------------------------------------------------------------------------------
             FUND                           2004   2003    2002      2004   2003     2002      2004     2003     2002
---------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal
Bond Fund                                     0      0    4,953        0      0     86.02        0        0     57.54
Virginia Municipal Bond Fund                  0      0    1,711        0      0       100        0        0       100
Virginia Tax-Free Money Market Fund           0      0    8,685        0      0       100        0        0       100


* Prior to July 26, 2004, SEI Investments Distribution Co. served as the Trust's distributor. These amounts refer to brokerage commissions paid to, or brokered transactions effected through, SEI Investments Distribution Co.

** For most Bond Funds, transactions in repurchase agreements, which are generally traded through an affiliated broker-dealer, are the only transactions that result in the payment of commission. Therefore, it might appear, based on the percentage of commissions paid, that all of the Bond Fund's portfolio transactions are made through affiliated broker-dealers. Nonetheless, transactions in repurchase agreements make up only a small part of a Bond Fund's portfolio transactions.

*** Not in operation during the period.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of May 31, 2004: (In 000's)

            Fund                          Security Type
            ----                          -------------
Aggressive Growth Stock Fund              Bond
Balanced Fund                             Bond
Balanced Fund                             Bond
Balanced Fund                             Bond
Balanced Fund                             Bond
Balanced Fund                             Common Stock
Balanced Fund                             Common Stock
Capital Appreciation Fund                 Common Stock
Capital Appreciation Fund                 Common Stock
Capital Appreciation Fund                 Common Stock
Emerging Growth Stock Fund                Bond
Growth and Income Fund                    Common Stock
Growth and Income Fund                    Common Stock
Information and Technology Fund           Bond
Information and Technology Fund           Common Stock
Information and Technology Fund           Common Stock
International Equity Fund                 Common Stock
International Equity Fund                 Common Stock
International Equity Fund                 Common Stock
International Equity Index Fund           Common Stock
International Equity Index Fund           Common Stock
International Equity Index Fund           Common Stock
Investment Grade Bond Fund                Bond
Investment Grade Bond Fund                Bond
Investment Grade Bond Fund                Bond
Investment Grade Bond Fund                Bond
Limited-Term Federal Mortgage Securities  Bond
Fund
Limited-Term Federal Mortgage Securities  Bond
Fund
Limited-Term Federal Mortgage Securities  Bond
Fund

               Security                    Holdings
               --------                    --------
Chase Securities, Inc.                     $    679
Chase Securities, Inc.                     $ 13,838
Morgan Stanley Dean Witter, Inc.           $  1,599
Salomon Smith Barney, Inc.                 $  6,234
Merrill Lynch, Inc.                        $  2,288
Salomon Smith Barney, Inc.                 $  3,529
Morgan Stanley Dean Witter, Inc.           $  1,712
Salomon Smith Barney, Inc.                 $ 32,213
Chase Securities, Inc.                     $ 18,606
Morgan Stanley Dean Witter, Inc.           $ 17,391
Chase Securities, Inc.                     $    553
Salomon Smith Barney, Inc.                 $ 19,733
Morgan Stanley Dean Witter, Inc.           $ 12,040
Chase Securities, Inc.                     $  1,182
Lehman Brothers, Inc.                      $    363
Morgan Stanley Dean Witter, Inc.           $    241
Credit Suisse First Boston Corporation     $  3,186
Deutsche Bank Securities Inc.              $  2,945
Abn Amro Financial Services, Inc.          $  2,640
Deutsche Bank Securities Inc.              $  4,299
Abn Amro Financial Services, Inc.          $    886
Credit Suisse First Boston Corporation     $    489
Salomon Smith Barney Inc.                  $ 27,209
Chase Securities Inc.                      $ 16,107
Merrill Lynch, Inc.                        $  9,761
Morgan Stanley Dean Witter, Inc.           $  6,536
Morgan Stanley Dean Witter, Inc.           $  9,770
Chase Securities, Inc.                     $  8,816
Merrill Lynch, Inc.                        $  5,860

Mid-Cap Equity Fund                        Bond
Mid-Cap Equity Fund                        Common Stock
Prime Quality Money Market Fund            Bond
Prime Quality Money Market Fund            Bond
Prime Quality Money Market Fund            Bond
Prime Quality Money Market Fund            Bond
Prime Quality Money Market Fund            Bond
Prime Quality Money Market Fund            Bond
Prime Quality Money Market Fund            Bond
Short-Term Bond Fund                       Bond
Short-Term Bond Fund                       Bond
Short-Term Bond Fund                       Bond
Short-Term Bond Fund                       Bond
Short-Term Bond Fund                       Bond
Short-Term Bond Fund                       Bond
Small Cap Growth Stock Fund                Bond
Small Cap Value Equity Fund                Common Stock
Strategic Quantitative Equity Fund         Bond
Strategic Quantitative Equity Fund         Common Stock
Strategic Quantitative Equity Fund         Common Stock
Tax Sensitive Growth Stock Fund            Common Stock
Tax Sensitive Growth Stock Fund            Common Stock
Tax Sensitive Growth Stock Fund            Bond
U.S. Government Securities Fund            Bond
U.S. Government Securities Fund            Bond
U.S. Government Securities Money Market
Fund                                       Bond
U.S. Government Securities Money Market
Fund                                       Bond
U.S. Government Securities Money Market
Fund                                       Bond
U.S. Government Securities Money Market
Fund                                       Bond
U.S. Government Securities Money Market
Fund                                       Bond
U.S. Government Securities Money Market
Fund                                       Bond
U.S. Treasury Money Market Fund            Bond
U.S. Treasury Money Market Fund            Bond
U.S. Treasury Money Market Fund            Bond
U.S. Treasury Money Market Fund            Bond
U.S. Treasury Money Market Fund            Bond
U.S. Treasury Money Market Fund            Bond
U.S. Treasury Money Market Fund            Bond
Value Income Stock Fund                    Common Stock
Value Income Stock Fund                    Common Stock
Value Income Stock Fund                    Common Stock
Value Income Stock Fund                    Common Stock

Chase Securities, Inc.                   $  2,631
Legg Mason Wood Walker Incorporated      $    766
Credit Suisse First Boston Corp.         $191,015
Morgan Stanley Dean Witter, Inc.         $186,501
Salomon Smith Barney, Inc.               $184,814
Merrill Lynch, Inc.                      $ 55,040
Lehman Brothers, Inc.                    $ 41,352
UBS Warburg Painewebber, Inc.            $ 24,325
Deutsche Bank Securities, Inc.           $  5,910
Salomon Smith Barney, Inc.               $ 12,828
Lehman Brothers, Inc.                    $  4,140
Merrill Lynch, Inc.                      $  3,939
Credit Suisse First Boston Corporation   $  3,431
Chase Securities, Inc.                   $  3,139
Morgan Stanley Dean Witter, Inc.         $  2,324
Chase Securities, Inc.                   $  5,692
Jefferies & Co., Inc.                    $  8,569
Chase Securities, Inc.                   $    448
Lehman Brothers, Inc.                    $    338
Merrill Lynch, Inc.                      $    337
Salomon Smith Barney, Inc.               $  5,383
Legg Mason Wood Walker Inc.              $  2,456
Chase Securities, Inc.                   $  3,504
Morgan Stanley Dean Witter, Inc.         $ 19,047
Chase Securities, Inc.                   $  4,898
Bnp Paribas Brokerage Services           $ 44,201
Lehman Brothers, Inc.                    $ 25,337
Merrill Lynch, Inc.                      $ 20,721
Ubs Warburg Painewebber, Inc.            $ 16,133
Morgan Stanley Dean Witter, Inc.         $ 15,765
Abn Amro Financial Services, Inc.        $ 14,862
Deutsche Bank                            $214,517
Abn Amro Financial Services, Inc.        $165,478
Morgan Stanley Dean Witter, Inc.         $ 61,003
Lehman Brothers, Inc.                    $ 60,637
Merrill Lynch, Inc.                      $ 60,491
Chase Securities, Inc.                   $ 55,140
Ubs Warburg Painewebber, Inc.            $ 43,341
Chase Securities, Inc.                   $ 16,162
Salomon Smith Barney, Inc.               $ 15,967
Lehman Brothers, Inc.                    $ 14,018
Merrill Lynch, Inc.                      $ 11,758

      PORTFOLIO TURNOVER RATE

Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments such as money market instruments and repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal periods ended May 31, 2004 and 2003, the portfolio turnover rate for each of the non-money market Funds was as follows:

                                                TURNOVER RATE (%)
                                                -----------------
                FUND                             2004      2003
-----------------------------------------------------------------
Aggressive Growth Stock Fund                       2          *
Balanced Fund                                    116        102
Capital Appreciation Fund                        106         69
Emerging Growth Stock Fund                        11          *
Florida Tax-Exempt Bond Fund                      56         62
Georgia Tax-Exempt Bond Fund                     100         17
Growth and Income Fund                            51         52
High Income Fund                                  49         20
Information and Technology Fund                  384      1,259
International Equity Fund                         58         89
International Equity Index Fund                   10         25
Investment Grade Bond Fund                       119        137
Investment Grade Tax-Exempt Bond Fund            242        329
Life Vision Aggressive Growth Fund                44         50
Life Vision Conservative Fund                    138        160
Life Vision Growth and Income Fund                97        139
Life Vision Moderate Growth Fund                 109        101
Limited-Term Federal Mortgage Securities Fund    146        117
Maryland Municipal Bond Fund                      15         31
Mid-Cap Equity Fund                              126        144
Mid-Cap Value Equity Fund                         95         71
Short-Term Bond Fund                              66         89
Short-Term U.S. Treasury Securities Fund         131        140
Small Cap Growth Stock Fund                      107         96
Small Cap Value Equity Fund                       44         29
Strategic Income Fund                             95         52
Strategic Quantitative Equity Fund               344          *
Tax Sensitive Growth Stock Fund                   49         58
U.S. Government Securities Fund                  240        150
Value Income Stock Fund                           67         46
Virginia Intermediate Municipal Bond Fund         26         30
Virginia Municipal Bond Fund                      33         18

* Not in operation during the period.

      DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

      VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

      SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.

      LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

      CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Subadviser, and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust, the Adviser and the Subadviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser and Subadviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor's Code of Ethics requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Code of Ethics are on file with the SEC and are available to the public.

      PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI The Board of Trustees will periodically review the Funds' proxy voting record.

Information regarding how the Funds' voted proxies during the most recent twelve-month period ended June 30 has been filed with the SEC on Form N-PX. The Funds' proxy voting record is available on the Funds' website at www.sticlassicfunds.com, and without charge upon request by calling (800) 428-6970, or by writing to the Funds at STI Classic Funds, c/o BISYS Fund Services, Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219. The Funds' proxy voting record is also available on the SEC's website at www.sec.gov.

      5% AND 25% SHAREHOLDERS

As of September 1, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares of the Funds were held for the record owner's fiduciary, agency or custodial customers.

                                                                     NUMBER OF                          % OF
        FUND                    NAME AND ADDRESS                      SHARES               CLASS        CLASS
--------------------------------------------------------------------------------------------------------------
Aggressive Growth         NFSC FEBO FER-114901                       6,169.612           A Shares       75.71%
Stock Fund                DELORES F BENNETT TTEE
                          343 BAYSHORE DR
                          U A 3 1489
                          PALM HARBOR, FL. 34683
--------------------------------------------------------------------------------------------------------------

                                                                    NUMBHER OF                          % OF
        FUND                    NAME AND ADDRESS                      SHARES               CLASS        CLASS
--------------------------------------------------------------------------------------------------------------
Aggressive Growth         WACHOVIA SECURITIES LLC FBO                  1,979.521         A Shares       24.29%
Stock Fund                HERBERT W ALBIN JR
                          124 N 177TH ST
                          SHORELINE, WA. 98133-4707
--------------------------------------------------------------------------------------------------------------
Aggressive Growth         NFSC FEBO G1R-153664                         6,512.627         L Shares       84.85%
Stock Fund                JONATHAN T WALTON TTEE
                          37 WARNER RD
                          GROSSE POINTE, MI. 48236-3745
--------------------------------------------------------------------------------------------------------------
Aggressive Growth         WACHOVIA SECURITIES LLC FBO                  1,162.791         L Shares       15.15%
Stock Fund                LESLIE C TUBBS
                          12931 SE 26TH PL APT C2
                          BELLEVUE, WA. 98005-5112
--------------------------------------------------------------------------------------------------------------
Aggressive Growth         TRUSTMAN                                 3,536,952.091         T Shares      100.00%
Stock Fund                SUNTRUST BANKS
                          PO BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------
Balanced Fund             NFSC FEBO A1F-832456                       627,009.057         A Shares       82.30%
                          NFS FMTC ROLLOVER IRA
                          10855 POACHER S RUN
                          CHESTERFIELD, VA. 23832
--------------------------------------------------------------------------------------------------------------
Balanced Fund             NFSC FEBO A1F-719099                     4,841,075.465         L Shares       98.11%
                          KARIS TRUMBO JONES
                          3125 HANOVER AVE APT 12
                          RICHMOND, VA. 23221
--------------------------------------------------------------------------------------------------------------
Balanced Fund             SUNTRUST BANK                            13,430,881.05         T Shares       66.80%
                          VARIOUS BENEFIT PLANS
                          8515 E ORCHARD RD
                          GREENWOOD VLG, CO. 80111-5002
--------------------------------------------------------------------------------------------------------------

                                                                     NUMBER OF                          % OF
        FUND                    NAME AND ADDRESS                      SHARES               CLASS        CLASS
--------------------------------------------------------------------------------------------------------------
Balanced Fund             TRUSTMAN                                 5,314,859.062         T Shares       26.43%
                          SUNTRUST BANKS
                          P O BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------
Balanced Fund             CHARLES SCHWAB & CO INC                  1,174,118.233         T Shares        5.84%
                          SPECIAL CUSTODY ACCT
                          FBO CUSTOMERS
                          101 MONTGOMERY ST
                          SAN FRANCISCO, CA. 94104-4122
--------------------------------------------------------------------------------------------------------------
Capital Appreciation      NFSC FEBO WXW-006483                     6,233,366.449         A Shares       52.13%
Fund                      NFS FMTC IRA
                          506 CHESAPEAKE DR
                          TARPON SPRINGS, FL. 34689
--------------------------------------------------------------------------------------------------------------
Capital Appreciation      NATIONWIDE INSURANCE COMPANY               916,163.237         A Shares        7.66%
Fund                      TRUST
                          PO BOX 182029
                          C/O IPO PORTFOLIO
                          ACCOUNTING
                          COLUMBUS, OH. 43218-2029
--------------------------------------------------------------------------------------------------------------
Capital Appreciation      NFSC FEBO F1R-238678                     8,173,635.963         L Shares       96.91%
Fund                      NFS FMTC IRA
                          2327 SPRINGS LANDING
                          BLVD
                          LONGWOOD, FL. 32779
--------------------------------------------------------------------------------------------------------------
Capital Appreciation      TRUSTMAN                                81,432,426.431         T Shares       65.50%
Fund                      SUNTRUST BANKS
                          P O BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------

                                                                    NUMBER OF                           % OF
        FUND                    NAME AND ADDRESS                      SHARES               CLASS        CLASS
--------------------------------------------------------------------------------------------------------------
Capital Appreciation      GREAT WEST LIFE & ANNUITY COMPANY       19,556,561.128         T Shares       15.73%
Fund                      8515 E ORCHARD RD
                          C/O FASCORP
                          RECORDKEEPER
                          GREENWOOD VLG, CO. 80111-5002
--------------------------------------------------------------------------------------------------------------
Capital Appreciation      SUNTRUST BANK                           18,411,077.722         T Shares       14.81%
Fund                      VARIOUS BENEFIT PLANS
                          8515 E ORCHARD RD
                          GREENWOOD VLG, CO. 80111-5002
--------------------------------------------------------------------------------------------------------------
Emerging Growth Stock     NFSC FEBO FER-114901                         6,443.484         A Shares       80.09%
Fund                      DELORES F BENNETT TTEE
                          343 BAYSHORE DR
                          U A 3 1489
                          PALM HARBOR, FL. 34683
--------------------------------------------------------------------------------------------------------------
Emerging Growth Stock     WACHOVIA SECURITIES LLC                      1,602.187         A Shares       19.91%
Fund                      FBO
                          MR HERBERT W ALBIN JR
                          124 N 177TH ST
                          SHORELINE, WA. 98133-4707
--------------------------------------------------------------------------------------------------------------
Emerging Growth Stock     NFSC FEBO G1R-153664                         2,558.421         L Shares       71.00%
Fund                      JONATHAN T WALTON TTEE
                          37 WARNER RD
                          GROSSE POINTE, MI. 48236-3745
--------------------------------------------------------------------------------------------------------------
Emerging Growth Stock     WACHOVIA SECURITIES LLC                      1,044.932         L Shares       29.00%
Fund                      FBO
                          LESLIE C TUBBS
                          12931 SE 26TH PL APT C2
                          BELLEVUE, WA. 98005-5112
--------------------------------------------------------------------------------------------------------------

                                                                    NUMBER OF                          % OF
        FUND                    NAME AND ADDRESS                      SHARES               CLASS        CLASS
--------------------------------------------------------------------------------------------------------------
Emerging Growth Stock     TRUSTMAN                                 1,771,957.037         T Shares      100.00%
Fund                      SUNTRUST BANKS
                          PO BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond   NFSC FEBO FFR-073431                       496,246.321         A Shares       81.42%
Fund                      MATTIE SUE GREGG
                          600 SIERRA CIR
                          CORAL GABLES, FL. 33146
--------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond   MILDRED MEINHART RAST                       40,325.404         A Shares        6.62%
Fund                      821 LAKE PORT BLVD
                          APT A404
                          LEESBURG, FL. 34748-7698
--------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond   NFSC FEBO F9R-082910                     1,478,997.211         L Shares       97.66%
Fund                      STANLEY ACKER FAMILY
                          LIMITED PAR
                          16500 SENTERRA DR
                          DELRAY BEACH, FL. 33484-6985
--------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond   TRUSTMAN                                 14,402,733.81         T Shares      100.00%
Fund                      SUNTRUST BANKS
                          PO BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond   NFSC FEBO G1F-081655                        195,906.76         A Shares       74.86%
Fund                      JULIA B ROGERS
                          PO BOX 759
                          BLAIRSVILLE, GA. 30514
--------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond   JOHN L CONYERS                               14,623.64         A Shares        5.59%
Fund                      124 ETOWAH DR
                          CARTERSVILLE, GA. 30120-3730
--------------------------------------------------------------------------------------------------------------

                                                                     NUMBER OF                          % OF
        FUND                    NAME AND ADDRESS                      SHARES               CLASS        CLASS
--------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond   NFSC FEBO G8R-030341                     1,044,683.539         L Shares       93.05%
Fund                      ULUST HAYNES
                          2006 W WHITNEY AVE
                          ALBANY, GA. 31707-4121
--------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond   TRUSTMAN                                  9,309,834.53         T Shares       99.87%
Fund                      SUNTRUST BANKS
                          P O BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------
Growth and Income Fund    NFSC FEBO FER-114901                     2,369,405.924         A Shares       76.90%
                          DELORES F BENNETT TTEE
                          343 BAYSHORE DR
                          U A 3 14 89
                          PALM HARBOR, FL. 34683
--------------------------------------------------------------------------------------------------------------
Growth and Income Fund    NATIONWIDE INSURANCE COMPANY               328,148.574         A Shares       10.65%
                          TRUST
                          PO BOX 182029
                          C/O IPO PORTFOLIO
                          ACCOUNTING
                          COLUMBUS, OH. 43218-2029
--------------------------------------------------------------------------------------------------------------
Growth and Income Fund    NFSC FEBO FER-115517                     6,305,236.569         L Shares       97.89%
                          KAREN E WILLIAMS
                          18433 STERLING SILVER CIRCLE
                          LUTZ, FL. 33549
--------------------------------------------------------------------------------------------------------------
Growth and Income Fund    TRUSTMAN                                50,974,082.631         T Shares       95.05%
                          SUNTRUST BANKS
                          P 0 BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------
High Income Fund          NFSC FEBO WXP-007790                       227,860.168         A Shares      100.00%
                          NFS FMTC ROLLOVER IRA
                          822 HILLSIDE DR S
                          ST PETERSBURG, FL. 33705
--------------------------------------------------------------------------------------------------------------

                                                                    NUMBER OF                           % OF
        FUND                    NAME AND ADDRESS                      SHARES               CLASS        CLASS
--------------------------------------------------------------------------------------------------------------
High Income Fund          NFSC FEBO 073-183270                     8,989,096.302         L Shares       98.36%
                          UN CHA JOHNSON
                          13117 HOLLY LEAF CT
                          WOODBRIDGE, VA. 22192
--------------------------------------------------------------------------------------------------------------
High Income Fund          TRUSTMAN                                 6,209,122.453         T Shares       96.79%
                          SUNTRUST BANKS
                          P O BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------
Information and           NFSC FEBO F6R-064696                           184.531         A Shares      100.00%
Technology Fund           NFS/FMTC IRA
                          1168 PONTE VEDRA BLVD
                          PONTE VEDRA, FL. 32082-4202
--------------------------------------------------------------------------------------------------------------
Information and           NFSC FEBO A3A-021130                       903,483.777         L Shares       93.52%
Technology Fund           JOSEPH MICHAEL HELMS
                          8651 MCKEE RD
                          UPATOI, GA. 31829
--------------------------------------------------------------------------------------------------------------
Information and           SUNTRUST BANK                              613,396.444         T Shares       50.41%
Technology Fund           VARIOUS BENEFIT PLANS
                          8515 E ORCHARD RD
                          GREENWOOD VLG, CO. 80111-5002
--------------------------------------------------------------------------------------------------------------
Information and           TRUSTMAN                                   570,638.496         T Shares       46.90%
Technology Fund           SUNTRUST BANKS
                          PO BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------
International             NFSC FEBO FER-114901                       464,166.929         A Shares       65.14%
Equity Fund               DELORES F BENNETT TTEE
                          343 BAYSHORE DR
                          U A 3 14 89
                          PALM HARBOR, FL. 34683
---------------------------------------------------------------------------------------------------------------

                                                                    NUMBER OF                           % OF
        FUND                    NAME AND ADDRESS                      SHARES               CLASS        CLASS
--------------------------------------------------------------------------------------------------------------
International Equity      NATIONWIDE INSURANCE COMPANY               146,117.785         A Shares       20.50%
Fund                      TRUST
                          PO BOX 182029
                          C/O IPO PORTFOLIO
                          ACCOUNTING
                          COLUMBUS, OH. 43218-2029
--------------------------------------------------------------------------------------------------------------
International Equity      NFSC FEBO FEF-002526                       717,544.879         L Shares       87.88%
Fund                      STEPHEN J WALDING III
                          3525 SAM ALLEN OAKS
                          CIRCLE
                          PLANT CITY, FL. 33565
--------------------------------------------------------------------------------------------------------------
International Equity      TRUSTMAN                                33,066,012.216         T Shares       95.39%
Fund                      SUNTRUST BANKS
                          PO BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------
International Equity      NFSC FEBO WXW-006491                     1,358,857.625         A Shares       95.84%
Index Fund                THOMAS E ANDERSON
                          11019 GRAY MARSH PL
                          IJAMSVILLE, MD. 21754
--------------------------------------------------------------------------------------------------------------
International Equity      NFSC FEBO G3R-031194                        495,498.34         L Shares       96.85%
Index Fund                JOSEPH M OWENS
                          205 DOULTON WAY
                          COLUMBIA, SC. 29212
--------------------------------------------------------------------------------------------------------------
International Equity      TRUSTMAN                                23,979,357.164         T Shares       74.51%
Index Fund                SUNTRUST BANKS
                          PO BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------

                                                                    NUMBER OF                           % OF
        FUND                    NAME AND ADDRESS                      SHARES               CLASS        CLASS
--------------------------------------------------------------------------------------------------------------
International Equity      STATE STREET BANK AND TRUST CO           6,957,694.696         T Shares       21.62%
Index Fund                EMORY UNIVERSITY ENDOWMENT
                          1 ENTERPRISE DR
                          QUINCY, MA. 02171-2126
--------------------------------------------------------------------------------------------------------------
Investment Grade Bond     NFSC FEBO F6R-067539                     1,764,910.168         A Shares       60.14%
Fund                      ELLEN V LAKE EX
                          242
                          1015 ATLANTIC BLVD
                          ATLANTIC BEACH, FL. 32233
--------------------------------------------------------------------------------------------------------------
Investment Grade Bond     NATIONWIDE INSURANCE COMPANY               615,731.663         A Shares       20.98%
Fund                      TRUST
                          PO BOX 182029
                          C/O IPO PORTFOLIO
                          ACCOUNTING
                          COLUMBUS, OH. 43218-2029
--------------------------------------------------------------------------------------------------------------
Investment Grade Bond     NFSC FEBO F6R-067466                     2,046,966.245         L Shares       96.67%
Fund                      FLORA AITKEN
                          APT 707
                          10660 SAINT AUGUSTINE ROAD
                          JACKSONVILLE, FL. 32257
--------------------------------------------------------------------------------------------------------------
Investment Grade Bond     TRUSTMAN                                42,720,778.019         T Shares       81.17%
Fund                      SUNTRUST BANKS
                          PO BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------
Investment Grade Bond     SUNTRUST BANK                            9,903,346.143         T Shares       18.82%
Fund                      VARIOUS BENEFIT PLANS
                          8515 E ORCHARD RD
                          GREENWOOD VLG, CO. 80111-5002
--------------------------------------------------------------------------------------------------------------

                                                                    NUMBER OF                           % OF
        FUND                    NAME AND ADDRESS                      SHARES               CLASS        CLASS
--------------------------------------------------------------------------------------------------------------
Investment Grade          NFSC FEBO GA3-010758                       618,832.437         A Shares       38.60%
Tax-Exempt Bond Fund      BRUCE R KOON REV TRUST
                          954 PINEAPPLE ROAD
                          U A 03 21 95
                          SOUTH DAYTONA, FL. 32119
--------------------------------------------------------------------------------------------------------------
Investment Grade          LEGG MASON WOOD WALKER INC                 141,302.645         A Shares        8.81%
Tax-Exempt Bond Fund      309 20042-11
                          PO BOX 1476
                          BALTIMORE, MD. 21203-1476
--------------------------------------------------------------------------------------------------------------
Investment Grade          MARION G NELSON                                100,000         A Shares        6.24%
Tax-Exempt Bond Fund      PO BOX 2531
                          PANAMA CITY, FL. 32402-2531
--------------------------------------------------------------------------------------------------------------
Investment Grade          NFSC FEBO 073-185035                     1,529,610.254         L Shares       92.95%
Tax-Exempt Bond Fund      WILLIAM R CECIL
                          228 EMERSON STNW
                          TOD SANDRA VINEY TOD D CECIL
                          WASHINGTON, D.C. 20011
--------------------------------------------------------------------------------------------------------------
Investment Grade          TRUSTMAN                                17,484,656.126         T Shares       92.00%
Tax-Exempt Bond Fund      SUNTRUST BANKS
                          PO BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------
Life Vision               NFSC FEBO 04L-254673                        91,338.735         A Shares      100.00%
Aggressive                NFS FMTC SEP IRA
Growth Fund               1223 A PROVIDENCE ROAD
                          TOWSON, MD. 21286
--------------------------------------------------------------------------------------------------------------
Life Vision               NFSC FEBO FER-115592                       467,751.443         B Shares      100.00%
Aggressive                NFS FMTC ROLLOVER IRA
Growth Fund               9324 125TH AVE
                          LARGO, FL. 33773
--------------------------------------------------------------------------------------------------------------

                                                                    NUMBER OF                           % OF
        FUND                    NAME AND ADDRESS                      SHARES               CLASS        CLASS
--------------------------------------------------------------------------------------------------------------
Life Vision               SUNTRUST BANK                            3,567,377.975         T Shares       92.99%
Aggressive                VARIOUS BENEFIT PLANS
Growth Fund               8515 E ORCHARD RD
                          GREENWOOD VLG, CO. 80111-5002
--------------------------------------------------------------------------------------------------------------
Life Vision               TRUSTMAN                                   263,118.181         T Shares        6.86%
Aggressive                SUNTRUST BANKS
Growth Fund               P O BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------
Life Vision               NFSC FEBO FFR-073156                        37,246.133         A Shares      100.00%
Conservative Fund         NFS FMTC ROLLOVER IRA
                          101 PLATTE AVE
                          EDGERTON, MO. 64444
--------------------------------------------------------------------------------------------------------------
Life Vision               NFSC FEBO A1F-912816                       478,183.599         B Shares      100.00%
Conservative Fund         MARY STOUFFER SANDERS
                          10919 GATE VIEW RD
                          COCKEYSVILLE, MD 21030
--------------------------------------------------------------------------------------------------------------
Life Vision               SUNTRUST BANK                                 2,868.81         T Shares       77.12%
Conservative Fund         VARIOUS BENEFIT PLANS
                          8515 E ORCHARD RD
                          GREENWOOD VLG, CO. 80111-5002
--------------------------------------------------------------------------------------------------------------
Life Vision               TRUSTMAN                                       805.709         T Shares       21.66%
Conservative Fund         SUNTRUST BANKS
                          PO BOX 105870
                          ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------------------
Life Vision Growth        NFSC FEBO FFR-073156                       217,763.456         A Shares       97.48%
and Income Fund           NFS FMTC ROLLOVER IRA
                          101 PLATTE AVE
                          EDGERTON, MO. 64444
--------------------------------------------------------------------------------------------------------------

                                                          NUMBER OF                          % OF
    FUND                     NAME AND ADDRESS              SHARES                CLASS       CLASS
--------------------------------------------------------------------------------------------------
Life Vision           NFSC FEBO FER-076830              1,362,024.407          B Shares     100.00%
Growth and            ELAINE HOOVER
Income Fund           6316 ALCESTER DR
                      NEW PORT RICHEY, FL. 34655
--------------------------------------------------------------------------------------------------
Life Vision           SUNTRUST BANK                     7,210,589.867          T Shares      95.73%
Growth and            VARIOUS BENEFIT PLANS
Income Fund           8515 E ORCHARD RD
                      GREENWOOD VLG, CO.
                      80111-5002
--------------------------------------------------------------------------------------------------
Life Vision           NFSC EBO FFR-073156                 419,896.458          A Shares     100.00%
Moderate Growth       NFS FMTC ROLLOVER IRA
Fund                  101 PLATTE AVE
                      EDGERTON, MO. 64444
--------------------------------------------------------------------------------------------------
Life Vision           NFSC FEBO FFR-072486              1,353,420.224          B Shares      99.68%
Moderate Growth       SIDNEY B CREASEY
Fund                  4261 SW 154 PLACE
                      MIAMI, FL. 33185
--------------------------------------------------------------------------------------------------
Life Vision           SUNTRUST BANK                    10,017,351.225          T Shares      83.60%
Moderate Growth       VARIOUS BENEFIT PLANS
Fund                  8515 E ORCHARD RD
                      GREENWOOD VLG, CO.
                      80111-5002
--------------------------------------------------------------------------------------------------
Life Vision           TRUSTMAN                           1,801,116.68          T Shares      15.03%
Moderate Growth       SUNTRUST BANKS
Fund                  P 0 BOX 105870
                      ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------
Limited-Term          NFSC FEBO 073-177440                755,235.278          A Shares      88.18%
Federal Mortgage      CATHERINE R BROADFOOT
Securities Fund       TTEE
                      5703 WILLIAMSBURG LANDING DR
                      APT
                      LIVING TR  U A 5901
                      WILLIAMSBURG, VA. 23185
--------------------------------------------------------------------------------------------------

                                                          NUMBER OF                          % OF
    FUND                     NAME AND ADDRESS              SHARES                CLASS       CLASS
--------------------------------------------------------------------------------------------------
Limited-Term          NATIONWIDE INSURANCE                 83,332.404           A Shares      9.73%
Federal Mortgage      COMPANY
Securities Fund       TRUST
                      PO BOX 182029
                      C/O IPO PORTFOLIO
                      ACCOUNTING
                      COLUMBUS, OH. 43218-2029
--------------------------------------------------------------------------------------------------
Limited-Term          NFSC FEBO   W14-244856            5,065,968.377           L Shares     98.84%
Federal Mortgage      NFS FMTC IRA
Securities Fund       3400 STRATFORD RD NE APT
                      1411
                      ATLANTA, GA. 30326
--------------------------------------------------------------------------------------------------
Limited-Term          TRUSTMAN                         42,256,959.199           T Shares     97.69%
Federal Mortgage      SUNTRUST BANKS
Securities Fund       P O BOX 105870
                      ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------
Maryland              SEI CORPORATION                           9.355           A Shares    100.00%
Municipal Bond        1 FREEDOM VALLEY DR
Fund                  ATTN ROB SILVESTRI
                      OAKS, PA. 19456
--------------------------------------------------------------------------------------------------
Maryland              NFSC FEBO   DFL-084662            1,567,399.995           L Shares     98.90%
Municipal Bond        WILLIAM E STAHR EX
Fund                  7909 LYNBROOK DR
                      BETHESDA, MD. 20814
--------------------------------------------------------------------------------------------------
Maryland              TRUSTMAN                          2,861,866.686           T Shares    100.00%
Municipal Bond        SUNTRUST BANKS
Fund                  P O BOX 105870
                      ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------

                                                          NUMBER OF                          % OF
    FUND                     NAME AND ADDRESS              SHARES                CLASS       CLASS
--------------------------------------------------------------------------------------------------
Mid-Cap Equity        NFSC FEBO   WXW-001805            1,374,602.501           A Shares     78.31%
Fund                  NFS FMTC ROLLOVER IRA
                      203 ANHINGA LANE
                      JUPITER, FL. 33458
--------------------------------------------------------------------------------------------------
Mid-Cap Equity        NATIONWIDE INSURANCE                134,385.156           A Shares      7.66%
Fund                  COMPANY
                      TRUST
                      PO BOX 182029
                      C/O IPO PORTFOLIO
                      ACCOUNTING
                      COLUMBUS, OH 43218-2029
--------------------------------------------------------------------------------------------------
Mid-Cap Equity        NFSC FEBO   A1F-470953             1,545,675.56           L Shares     97.44%
Fund                  MICHELE J PAGE
                      3528 OLD TOWNE RD
                      ROANOKE, VA. 24018
--------------------------------------------------------------------------------------------------
Mid-Cap Equity        TRUSTMAN                         15,341,265.319           T Shares     93.57%
Fund                  SUNTRUST BANKS
                      P O BOX 105870
                      ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------
Mid-Cap Equity        SUNTRUST BANK                     1,052,149.113           T Shares      6.42%
Fund                  VARIOUS BENEFIT PLANS
                      8515 E ORCHARD RD
                      GREENWOOD VLG, CO.
                      80111-5002
--------------------------------------------------------------------------------------------------
Mid-Cap Value         NFSC FEBO   073-177440               88,963.493           A Shares     96.55%
Equity Fund           CATHERINE R BROADFOOT
                      TTEE
                      5703 WILLIAMSBURG
                      LANDING DR APT
                      LIVING TR U A 5901
                      WILLIAMSBURG, VA. 23185
--------------------------------------------------------------------------------------------------
Mid-Cap Value         NFSC FEBO   G1F-083127              688,517.012           L Shares     99.15%
Equity Fund           CHARLES K LINDSEY
                      1460 WOOD PARK WAY NW
                      KENNESAW, GA. 30152
--------------------------------------------------------------------------------------------------

                                                         NUMBER OF                          % OF
    FUND                     NAME AND ADDRESS             SHARES                CLASS       CLASS
--------------------------------------------------------------------------------------------------
Mid-Cap Value         TRUSTMAN                         14,769,733.377         T Shares       98.43%
Equity Fund           SUNTRUST BANKS
                      P O BOX 105870
                      ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------
Prime Quality         NFSC FEBO   F9R-171204         1,772,843,414.19         A Shares       97.61%
Money Market          WILLIAM J KAY
Fund                  2916 NE 1ST TERRACE
                      WILTON MANORS, FL. 33334
--------------------------------------------------------------------------------------------------
Prime Quality         NFSC FEBO   DFL-086002            16,046,033.06         L Shares       98.57%
Money Market          SUSAN A SHERMAN
Fund                  3480 BLEAK HOUSE RD
                      EARLYSVILLE, VA. 22936
--------------------------------------------------------------------------------------------------
Prime Quality         SUNTRUST BANK                  2,838,607,806.63         T Shares       90.46%
Money Market          MAIL CENTER 3133
Fund                  P O BOX 105504
                      ATTN SUSAN GRIDER
                      ATLANTA, GA. 30348-5504
--------------------------------------------------------------------------------------------------
Prime Quality         SUNTRUST BANK                    221,928,502.43         T Shares        7.07%
Money Market          VARIOUS BENEFIT PLANS
Fund                  8515 E ORCHARD RD
                      GREENWOOD VLG, CO.
                      80111-5002
--------------------------------------------------------------------------------------------------
Short-Term Bond       NFSC FEBO   G1R-307688               463,252.56         A Shares       72.10%
Fund                  NFS FMTC IRA
                      255 MARSHSIDE DR
                      ST AUGUSTINE, FL. 32080
--------------------------------------------------------------------------------------------------
Short-Term Bond       NATIONWIDE INSURANCE                142,988.509         A Shares       22.26%
Fund                  COMPANY
                      TRUST PO BOX 182029
                      C/O IPO PORTFOLIO
                      ACCOUNTING
                      COLUMBUS, OH. 43218-2029
--------------------------------------------------------------------------------------------------

                                                          NUMBER OF                          % OF
    FUND                     NAME AND ADDRESS              SHARES               CLASS        CLASS
--------------------------------------------------------------------------------------------------
Short-Term Bond       NFSC FEBO   F1R-239305            2,053,693.337         L Shares       98.48%
Fund                  NFS FMTC IRA
                      PO BOX 617292
                      ORLANDO, FL. 32861
--------------------------------------------------------------------------------------------------
Short-Term Bond       TRUSTMAN                         26,361,774.093         T Shares       93.89%
Fund                  SUNTRUST BANKS
                      P O BOX 105870
                      ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------
Short-Term Bond       SUNTRUST BANK                     1,425,430.346         T Shares        5.08%
Fund                  VARIOUS BENEFIT PLANS
                      8515 E ORCHARD RD
                      GREENWOOD VLG, CO.
                      80111-5002
--------------------------------------------------------------------------------------------------
Short-Term U.S.       NFSC FEBO   WXP-007781             1,057,475.63         A Shares       86.29%
Treasury              NFS FMTC ROLLOVER IRA
Securities Fund       822 HILLSIDE DR S
                      ST PETERSBURG, FL. 33705
--------------------------------------------------------------------------------------------------
Short-Term U.S.       NATIONWIDE INSURANCE                125,319.103         A Shares       10.23%
Treasury              COMPANY
Securities Fund       TRUST
                      PO BOX 182029
                      C/O IPO PORTFOLIO
                      ACCOUNTING
                      COLUMBUS, OH. 43218-2029
--------------------------------------------------------------------------------------------------
Short-Term U.S.       NFSC FEBO   DFL-085049           4,962,024.5041         L Shares       98.82%
Treasury              MARY V SMITH TTEE
Securities Fund       PO BOX 7887
                      U A 12 12 00
                      HAMPTON, VA. 23666
--------------------------------------------------------------------------------------------------
Short-Term U.S.       TRUSTMAN                          6,638,738.144         T Shares       75.31%
Treasury              S UNTRUST BANKS
Securities Fund       P O BOX 105870
                      ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------

                                                          NUMBER OF                          % OF
    FUND                     NAME AND ADDRESS               SHARES               CLASS       CLASS
--------------------------------------------------------------------------------------------------
Short-Term U.S.       CENCO                             1,519,466.952         T Shares       17.24%
Treasury              AMG 7TH FLOOR
Securities Fund       PO BOX 10566
                      BIRMINGHAM, AL. 35296-0566
--------------------------------------------------------------------------------------------------
Short-Term U.S.       SUNTRUST BANK                       656,799.365         T Shares        7.45%
Treasury              VARIOUS BENEFIT PLANS
Securities Fund       8515 E ORCHARD RD
                      GREENWOOD VLG, CO.
                      80111-5002
--------------------------------------------------------------------------------------------------
Small Cap Growth      NFSC FEBO   FEF-003204              840,769.456         A Shares       38.89%
Stock Fund            MICHAEL A BEDKE
                      3616 WEST TACON ST
                      TAMPA, FL. 33629
--------------------------------------------------------------------------------------------------
Small Cap Growth      DAVENPORT  COMPANY LLC              595,107.679         A Shares       27.53%
Stock Fund            ANNE H BOOTH IRA
                      3129 SCOTTSVILLE RD
                      CHARLOTTESVLE, VA.
                      22902-7427
--------------------------------------------------------------------------------------------------
Small Cap Growth      NATIONWIDE INSURANCE                187,121.425         A Shares        8.66%
Stock Fund            COMPANY
                      TRUST
                      PO BOX 182029
                      C/O IPO PORTFOLIO
                      ACCOUNTING
                      COLUMBUS, OH 43218-2029
--------------------------------------------------------------------------------------------------
Small Cap Growth      NFSC FEBO   A1F-470953            1,696,954.093         L Shares       85.75%
Stock Fund            MICHELE J PAGE
                      3528 OLD TOWNE RD
                      ROANOKE, VA. 24018
--------------------------------------------------------------------------------------------------
Small Cap Growth      TRUSTMAN                         32,651,387.997         T Shares       85.47%
Stock Fund            SUNTRUST BANKS
                      P O BOX 105870
                      ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------

                                                          NUMBER OF                          % OF
    FUND                     NAME AND ADDRESS              SHARES               CLASS       CLASS
--------------------------------------------------------------------------------------------------
Small Cap Growth      SUNTRUST BANK                     3,183,111.633         T Shares        8.33%
Stock Fund            VARIOUS BENEFIT PLANS
                      8515 E ORCHARD RD
                      GREENWOOD VLG, CO.
                      80111-5002
--------------------------------------------------------------------------------------------------
Small Cap Value       NFSC FEBO   073-177440              241,378.205         A Shares       98.13%
Equity Fund           CATHERINE R BROADFOOT
                      TTEE
                      5703 WILLIAMSBURG
                      LANDING DR APT
                      LIVING TR U A 5901
                      WILLIAMSBURG, VA. 23185
--------------------------------------------------------------------------------------------------
Small Cap Value       NFSC FEBO   M71-004294            2,352,110.774         L Shares       96.92%
Equity Fund           CALIXTO SERGIO GARCIA
                      7530 SW 88TH PLACE
                      MIAMI, FL. 33173
--------------------------------------------------------------------------------------------------
Small Cap Value       TRUSTMAN                          29,182,411.72         T Shares       82.01%
Equity Fund           SUNTRUST BANKS
                      P O BOX 105870
                      ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------
Small Cap Value       SUNTRUST BANK                     4,783,551.908         T Shares       13.44%
Equity Fund           VARIOUS BENEFIT PLANS
                      8515 E ORCHARD RD
                      GREENWOOD VLG, CO.
                      80111-5002
--------------------------------------------------------------------------------------------------
Strategic Income      NFSC FEBO F4R-070190                409,896.221         A Shares       98.25%
Fund                  NFS/FMTC ROLL IRA
                      34938 DOUBLE EAGLE CT
                      ZEPHYRHILLS, FL 33541-2683
--------------------------------------------------------------------------------------------------

                                                          NUMBER OF                          % OF
    FUND                     NAME AND ADDRESS               SHARES               CLASS       CLASS
--------------------------------------------------------------------------------------------------
Strategic Income      NFSC FEBO F6R-067539              9,505,760.986         L Shares       98.10%
Fund                  ELLEN V LAKE EX
                      242
                      1015 ATLANTIC BLVD
                      ATLANTIC BEACH, FL. 32233
--------------------------------------------------------------------------------------------------
Strategic Income      TRUSTMAN                         10,675,863.075         T Shares       99.93%
Fund                  SUNTRUST BANKS
                      P O BOX 105870
                      ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------
Strategic             NFSC FEBO F1F-026778                  16,525.16         A Shares       93.46%
Quantitative          CARY LIPMAN
Equity Fund           524 SOLITAIRE PALM DR
                      INDIALANTIC, FL. 32903-3828
--------------------------------------------------------------------------------------------------
Strategic             JESSE A MOHNEY                        1,157.141         A Shares        6.54%
Quantitative          7000 FOX GLOVE LN
Equity Fund           TALLAHASSEE, FL. 32312-
                      3644
--------------------------------------------------------------------------------------------------
Strategic             NFSC FEBO G1R-309133                133,003.102         L Shares       99.14%
Quantitative          HENRY C MURPHY
Equity Fund           PO BOX 1145
                      KINGSLAND, GA. 31548
--------------------------------------------------------------------------------------------------
Strategic             TRUSTMAN                            6,047,739.6         T Shares       99.99%
Quantitative          SUNTRUST BANKS
Equity Fund           P O BOX 105870
                      ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------
Tax Exempt Money      NATIONAL FINANCIAL               280,125,394.49         A Shares       98.41%
Market Fund           SERVICES CORP
                      EXCLUSIVE BENE OF OUR
                      CUST
                      200 LIBERTY ST
                      ATTN MUTUAL FUND
                      DEPARTMENT
                      NEW YORK, NY 10281-5503
--------------------------------------------------------------------------------------------------

                                                          NUMBER OF                          % OF
    FUND                     NAME AND ADDRESS              SHARES                CLASS       CLASS
--------------------------------------------------------------------------------------------------
Tax Exempt            SUNTRUST BANK                    981,302,516.38         T Shares     100.00%
Money Market          MAIL CENTER 3133
Fund                  P O BOX 105504
                      ATTN SUSAN GRIDER
                      ATLANTA, GA. 30348-5504
-------------------------------------------------------------------------------------------------
Tax Sensitive         NFSC FEBO 073-179590                 28,202.717         A Shares     100.00%
Growth Stock          NFS FMTC IRA
Fund                  APT 1306
                      260 MARCELLA RD
                      HAMPTON, VA. 23666
-------------------------------------------------------------------------------------------------
Tax Sensitive         NFSC FEBO F9R-125636              3,679,216.043         L Shares      96.67%
Growth Stock          MAIKEL T VILA DUMIT CUST
Fund                  SANTIAGO DOMINICAN
                      REPUBLIC
                      GRAL CABRERA 57
                      DOMINICAN REPUBLIC 057
-------------------------------------------------------------------------------------------------
Tax Sensitive         TRUSTMAN                          5,034,958.358         T Shares      98.96%
Growth Stock          SUNTRUST BANKS
Fund                  P O BOX 105870
                      ATLANTA, GA. 30348-5870
-------------------------------------------------------------------------------------------------
U.S. Government       NFSC FEBO   WXW-006505              758,290.826         A Shares      91.20%
Securities Fund       MIKAEL BACKMAN
                      APT 302
                      677 NE 24TH ST
                      MIAMI, FL. 33137
-------------------------------------------------------------------------------------------------
U.S. Government       NFSC FEBO   F3R-109959            1,566,789.871         L Shares      99.41%
Securities Fund       FRANCES I KRACKER
                      3390 YONGE AVE
                      SARASOTA,FL. 34235
-------------------------------------------------------------------------------------------------
U.S. Government       TRUSTMAN                         25,443,368.674         T Shares      89.27%
Securities Fund       SUNTRUST BANKS
                      P O BOX 105870
                      ATLANTA, GA. 30348-5870
-------------------------------------------------------------------------------------------------

                                                         NUMBER OF                          % OF
    FUND                     NAME AND ADDRESS             SHARES                CLASS       CLASS
--------------------------------------------------------------------------------------------------
U.S. Government       SUNTRUST BANK                     2,794,134.493         T Shares        9.80%
Securities Fund       VARIOUS BENEFIT PLANS
                      8515 E ORCHARD RD
                      GREENWOOD VLG, CO.
                      80111-5002
--------------------------------------------------------------------------------------------------
U.S. Government       NATIONAL FINANCIAL               212,622,298.27         A Shares       92.50%
Securities Money      SERVICES CORP
Market Fund           EXCLUSIVE BENE OF OUR
                      CUST
                      200 LIBERTY ST
                      ATTN MUTUAL FUNDS
                      DEPARTMENT
                      NEW YORK, NY. 10281-5503
--------------------------------------------------------------------------------------------------
U.S. Government       SUNTRUST BANK                    532,455,587.61         T Shares       86.95%
Securities Money      MAIL CENTER 3133
Market Fund           P O BOX 105504
                      ATTN SUSAN GRIDER
                      ATLANTA, GA. 30348-5504
--------------------------------------------------------------------------------------------------
U.S. Government       SUNTRUST BANK                    79,892,776.436         T Shares       13.05%
Securities Money      VARIOUS BENEFIT PLANS
Market Fund           8515 E ORCHARD RD
                      GREENWOOD VLG, CO.
                      80111-5002
--------------------------------------------------------------------------------------------------
U.S. Treasury         NATIONAL FINANCIAL                   401,086.48         A Shares      100.00%
Securities Money      SERVICES CORP
Market Fund           EXCLUSIVE BENE OF OUR
                      CUST
                      200 LIBERTY ST
                      ATTN MUTUAL FUNDS DEPT
                      NEW YORK, NY. 10281-5503
--------------------------------------------------------------------------------------------------
U.S. Treasury         SUNTRUST BANK                  1,265,370,984.33         T Shares       99.04%
Securities Money      MAIL CENTER 3133
Market Fund           P O BOX 105504
                      ATTN SUSAN GRIDER
                      ATLANTA, GA. 30348-5504
--------------------------------------------------------------------------------------------------

                                                          NUMBER OF                          % OF
    FUND                     NAME AND ADDRESS               SHARES               CLASS       CLASS
--------------------------------------------------------------------------------------------------
Value Income          NFSC FEBO F6R-067539              3,569,845.015         A Shares       57.40%
Stock Fund            ELLEN V LAKE EX
                      242
                      1015 ATLANTIC BLVD
                      ATLANTIC BEACH, FL. 32233
--------------------------------------------------------------------------------------------------
Value Income          NATIONWIDE INSURANCE                496,509.121         A Shares        7.98%
Stock Fund            COMPANY
                      TRUST
                      P O BOX 182029
                      C/O IPO PORTFOLIO
                      ACCOUNTING
                      COLUMBUS, OH 43218-2029
--------------------------------------------------------------------------------------------------
Value Income          NFSC FEBO F6R-067539              4,483,576.952         L Shares       92.38%
Stock Fund            ELLEN V LAKE EX
                      242
                      1015 ATLANTIC BLVD
                      ATLANTIC BEACH, FL. 32233
--------------------------------------------------------------------------------------------------
Value Income          TRUSTMAN                         46,438,248.026         T Shares       73.31%
Stock Fund            SUNTRUST BANKS
                      P O BOX 105870
                      ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------
Value Income          SUNTRUST BANK                    11,717,198.479         T Shares       18.50%
Stock Fund            VARIOUS BENEFIT PLANS
                      8515 E ORCHARD RD
                      GREENWOOD VLG, CO.
                      80111-5002
--------------------------------------------------------------------------------------------------
Value Income          NISSAN MOTOR CORP USA              5,184,674.09         T Shares        8.19%
Stock Fund            401K PLN RH03
                      STATE STREET BANK
                      P O BOX 1992
                      ATTN CATHIE NOYES
                      BOSTON, MA. 02105-1992
--------------------------------------------------------------------------------------------------
Virginia              NFSC FEBO 073-180726                897,521.568         A Shares       86.42%
Intermediate          ROY EUGENE PHILPOTTS JR
Municipal Bond        312 PIONEER TRL
Fund                  COLLINSVILLE, VA. 24078
--------------------------------------------------------------------------------------------------

                                                          NUMBER OF                          % OF
    FUND                     NAME AND ADDRESS              SHARES                CLASS       CLASS
--------------------------------------------------------------------------------------------------
Virginia              SEI CORPORATION                           9.551         L Shares      100.00%
Intermediate          1 FREEDOM VALLEY DR
Municipal Bond        ATTN ROB SILVESTRI
Fund                  OAKS, PA. 19456
--------------------------------------------------------------------------------------------------
Virginia              TRUSTMAN                         17,499,033.021         T Shares      100.00%
Intermediate Bond     SUNTRUST BANKS
Fund                  P O BOX 105870
                      ATLANTA, GA. 30348-5870

--------------------------------------------------------------------------------------------------
Virginia              NFSC FEBO  A1F-865346                 8,272.454         A Shares       99.89%
Municipal Bond        WILLIAM B HUTTER
Fund                  108 FAIRFAX CT
                      LYNCHBURG, VA. 24503-2142
--------------------------------------------------------------------------------------------------
Virginia              NFSC FEBO A1F-496561                799,005.452         L Shares       99.61%
Municipal Bond        WILLIAM F MCGOVERN
Fund                  3619 ROCK RUN RD
                      GOLD VEIN, VA. 22720-1705
--------------------------------------------------------------------------------------------------
Virginia              TRUSTMAN                          4,360,971.731         T Shares      100.00%
Municipal Bond        SUNTRUST BANKS
Fund                  P O BOX 105870
                      ATLANTA, GA. 30348-5870
--------------------------------------------------------------------------------------------------
Virginia Tax-Free     NATIONAL FINANCIAL               108,349,667.88         A Shares      100.00%
Money Market Fund     SERVICES CORP
                      EXCLUSIVE BENE OF OUR
                      CUST
                      200 LIBERTY ST ATTN
                      MUTUAL FUND DEPARTMENT
                      NEW YORK, NY. 10281-5503
--------------------------------------------------------------------------------------------------
Virginia Tax-Free     SUNTRUST BANK                    163,257,146.39         T Shares       90.49%
Money Market Fund     MAIL CENTER 3133
                      P O BOX 105504
                      ATTN SUSAN GRIDER
                      ATLANTA, GA. 30348-5504
--------------------------------------------------------------------------------------------------

                                                          NUMBER OF                          % OF
       FUND               NAME AND ADDRESS                  SHARES              CLASS        CLASS
--------------------------------------------------------------------------------------------------
Virginia Tax-Free     STI CLASSIC VA TAX FREE            17,150,377.5         T Shares        9.51%
Money Market Fund     SUNTRUST CAPITAL MKTS
                      25TH FL MC 3906
                      ATTN JULIA HUGENOT
                      ATLANTA, GA. 30308-3201
--------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

The financial statements for the Trust's fiscal year ended May 31, 2004, including notes thereto and the reports of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the 2004 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's Ratings Group (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's Investor Services, Inc. ("Moody's) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         - Leading market positions in well-established industries.

         - High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                   APPENDIX B

[TRUSCO CAPITAL MANAGEMENT LOGO]

TRUSCO CAPITAL MANAGEMENT PROXY DISCLOSURE TO THE STI CLASSIC FUNDS SHAREHOLDERS

Dear Shareholders:

Securities and Exchange Commission rules under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under our current contractual agreement, Trusco Capital Management, Inc. ("Trusco"), is authorized to vote proxies on behalf of the STI Classic Funds.

The rules require an investment company to adopt policies and procedures reasonably designed to ensure that the fund: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures and how to obtain copies; 3) discloses how clients may obtain information about proxy votes cast; and 4) maintains appropriate records relating to actual proxy voting.

The STI Classic Funds' board has delegated voting authority to Trusco and accordingly has adopted Trusco's proxy voting policies.

Trusco's existing Proxy Voting Committee ("Committee") is structured to seek to ensure compliance with all of the requirements. After an extensive review, the Committee determined that the use of a professional proxy voting agency would be the most efficient and effective course of action to accommodate certain portions of the regulations. The Committee conducted comprehensive due diligence of the most respected proxy voting agencies in the industry and chose to hire Institutional Shareholder Services ("ISS") as Trusco's agent to assist us with meeting the administrative, clerical and recordkeeping aspects of our fiduciary obligations.

Several of the determining factors in choosing ISS as an agent to provide such services included its excellent research tools and advanced, state of the art technical and system support.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company's organizational structure, executive and operational management, structure of the board of directors, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions.

To address material conflicts of interest, as defined by SEC regulations, involving Trusco relationships, the Committee will engage the services of an independent fiduciary voting service to vote on any proxies for securities for which the Committee determines a material conflict of interest exists so as to provide shareholders with the most beneficial and objective proxy voting possible.

Material conflicts might occur, for example, (1) in the case of securities of a company where a director or officer may serve as an independent director on Trusco's, SunTrust Banks, Inc. ("SunTrust") or a related SunTrust affiliate's board of directors or (2) where an issuer has substantial banking or other financial relationships with Trusco and/or SunTrust, or a SunTrust affiliate.

If the Committee engages an independent fiduciary voting service to perform the voting analysis, ISS, as our agent for administrative, clerical and recordkeeping proxy services, will then vote the shares according to the directions of the independent fiduciary. Trusco will have no power to participate in, alter or change the decision or final vote for any proxy matters entrusted to the properly appointed independent fiduciary.

Please be assured that although Trusco has engaged ISS to assist with physical proxy voting matters, we retain the primary obligation of proxy voting and will review all issues and actively monitor all information prior to determining each vote placed on behalf of shareholders. Trusco will continue to utilize available resources in order to make well-informed, qualified proxy vote decisions.

Further information, such as copies of Trusco's Proxy Policies and Procedures and voting records of the STI Classic Funds, may be obtained without charge by contacting the STI Classic Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com. The policies and procedures are also available in the STI Classic Funds' Statement of Additional Information. Actual voting records will also be filed and available on the SEC's website.

Again, please know that, as with all matters relating to the STI Classic Funds, we at Trusco take our fiduciary proxy voting obligations very seriously, and will continue to do our utmost to protect the interests of each and every shareholder.

Regards,

Trusco Capital Management, Inc.

                                                                         07/2004

            TRUSCO CAPITAL MANAGEMENT, INC PROXY POLICY

                                POLICY STATEMENT

Trusco Capital Management, Inc. ("Trusco") has a Proxy Committee ("Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and mutual funds. The Committee will annually (or more often if needed) review, reaffirm and amend guidelines, strategies and proxy policies for all domestic and international clients, funds and product lines.

Trusco, after an extensive review of service providers including size, experience and independence, has contracted with Institutional Shareholder Services ("ISS") as its agent to provide administrative, clerical, and functional and recordkeeping services and support related to the firm's proxy voting processes/procedures, which include, but are not limited to:

   1. Collection and coordination of proxy material from each custodian for each Trusco client's account, including Trusco's mutual fund clients.

   2. Facilitating the mechanical act of proxy voting, reconciliation, and disclosure for each Trusco client's accounts, including Trusco's mutual fund clients, in accordance with Trusco's proxy policies and the Committee's direction.

   3. Required record keeping and voting record retention of all Trusco proxy voting on behalf Trusco's clients, including Trusco's mutual fund clients.

As reflected in our specific Trusco proxy policies, the Committee will affirmatively vote proxies for proposals that, as interpreted, are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions.

The Committee will, at all times, retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. This information will, as needed, be communicated to ISS as agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS capabilities as agent for the services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.

               AN INDEPENDENT, OBJECTIVE APPROACH TO PROXY ISSUES

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Trusco discretionary investment management clients and Trusco managed mutual funds, such as the STI Classic Funds.

As indicated above, the Committee utilizes the services of an independent third party agent, ISS, to assist with facilitating the administrative, clerical, functional and recordkeeping duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Trusco maintains proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to "Taft Hartley" plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as it is an ERISA based policy.

Trusco provides and maintains the following standard proxy voting policies:

-     Trusco U.S. Domestic Proxy Policy (an ERISA based policy)

-     Trusco Taft Hartley Proxy Policy

-     Trusco Global/International Proxy Policy

Brief summaries and extended summaries are available for the Trusco Taft Hartley Proxy Policy and the Trusco Global/International Proxy Policy; and full complete versions of all of these policies are available as described below.

The Committee will obtain and review all information regarding each issuer's proxy related material as it recognizes that there may not be one decision that is right for all situations and that each proxy vote must be evaluated on its own merits. Although this typically means that some proxy issues are voted on a case-by-case basis, the Committee utilizes the firm's pre-determined proxy voting policies and guidelines whenever possible to ensure consistency and relevancy with the overall proxy voting process. For example, some factors that are considered include an in-depth look at each company's organizational structure; executive and operating management styles, board of directors structure, corporate culture and governance processes, implicit and explicit social and economic product benefits, and the impact or economic implications of the available alternatives.

                              EXCEPTIONS TO POLICY

The guidelines as outlined herein generally do not apply where Trusco has contracted discretionary investment management and the authority to vote shares to a properly appointed subadvisor such as may be the case in some managed, separate, or wrap accounts.

In those situations proxy votes cast by the subadvisor will be governed by the subadvisor's own proxy voting policies and procedures. The Committee will annually review the sub advisor's proxy voting policies and procedures.

Trusco will retain voting responsibilities for its mutual fund clients unless it specifically delegates proxy voting responsibility to a properly appointed subadvisor.

                              CONFLICTS OF INTEREST

Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc., and its affiliates, occasions may from time to time arise in which the Committee believes that a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.Examples of material conflicts of interest that may arise include those where the shares to be voted involve:

   1. Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., Coca-Cola Enterprises, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc. or its affiliates, may have a similar on-going non-investment management associated relationship.

   2. An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc. or any of its affiliates.

   3. An issuer having substantial and numerous banking, investment or other financial relationships with Trusco, SunTrust Banks, Inc. or its affiliates.

   4. A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or its affiliates

Although Trusco utilizes a pre-determined proxy voting policy, a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

1.    Retain an independent fiduciary to vote the shares.

2. Send the proxy material to the client (in the case of mutual funds, the funds' shareholders) so he or she may vote the proxies.

Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

                           SECURITIES LENDING PROGRAM

Trusco also manages assets for several clients (including mutual funds, such as the STI Classic Funds) who engage in "security lending" programs. Security lending is where the clients or funds loan stock in their accounts or portfolio to various broker-dealers and collect interest based on the underlying value of the position. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of retrieving the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material by the Committee, Trusco will initiate a total recall of the shares on loan to vote accordingly.

                             ADDITIONAL INFORMATION

TRUSCO CLIENTS:

Extended summaries of TRUSCO CAPITAL MANAGEMENT. INC.'S U.S. DOMESTIC PROXY POLICY (an ERISA based policy), TAFT HARTLEY PROXY POLICY, and GLOBAL/INTERNATIONAL PROXY POLICY and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact Trusco Capital Management, Inc, Attn: Proxy Voting Committee Administrator, 50 Hurt Plaza, 14th Floor, Atlanta, Georgia, 30303, by telephone at 404.827.6177, or via e-mail at: PMP.operations@truscocapital.com.

STI CLASSIC FUNDS SHAREHOLDERS:

The above information as it relates to the STI Classic Funds is available to fund shareholders by contacting the STI Classic Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com.

                                                                         02/2004

                           TRUSCO CAPITAL MANAGEMENT
                      TAFT-HARTLEY PROXY VOTING GUIDELINES

The Trasco Capital Management Taft-Hartley Voting Policy is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Trusco Taft-Hartley voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. Trusco will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a "worker-owner view of value."

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses - all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

   -  Corporate policies that affect job security and wage levels;

   -  Corporate policies that affect local economic development and stability;

   -  Corporate responsibility to employees and communities; and

   -  Workplace safety and health issues.

All votes will be reviewed on a case-by-case basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that - guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered "routine", outlined in the following pages are general voting parameters for various types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).

I) BOARD OF DIRECTORS PROPOSALS

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Trusco holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes on entire board of directors take into account factors that include:

   -  Company performance relative to its peers;

   -  Lack of majority independent board;

   -  Board diversity;

   - Executive compensation-related (excessive salaries/bonuses/pensions, stock option repricing, misallocation of corporate funds, etc.);

   -  Failure of board to respond to majority shareholder votes.

Votes on individual director nominees are made on a case-by-case basis, taking into account factors that include:

   -  Poor attendance;

   - Independence of the key board committees (audit, compensation, and nominating);

   -  Performance of the key board committees;

   -  Failure to establish key board committees; and

   -  Interlocking directorships.

CEO SERVING AS CHAIRMAN: a principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company's CEO.

Generally vote FOR proposals recommending that the positions of chairman and CEO be combined. . Several considerations for a joint position include:

- Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

-  Majority of independent directors on board

-  Independent key committees

-  Committee chairpersons nominated by the independent directors

-  Established governance guidelines

-  Company performance and structure

-  Effectiveness of senior officers and board members.

Generally vote AGAINST proposals recommending that the positions of chairman and CEO be separate and distinct positions held by 2 different individuals. Approximately 60 percent of companies in both the S&P 500 and Russell 3000 have joint chairman and CEO positions, and there is no absolute proof that separating the positions provides shareholders with more security in how the company is run. In addition, a jointly held Chair/CEO position represents: continuity; a true hands-on vision oriented dedication to moving the company forward; and provides shareholders with a more unified understanding of how the company will continue.

INDEPENDENT DIRECTORS: Trusco believes that a board independent of management is of critical value to safeguard a company and its shareholders.

Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company.

We vote FOR proposals that request that the board and/or its audit, compensation, and nominating committees be comprised of a majority of independent directors. We WITHHOLD votes from entire boards that are not majority-independent.

BOARD STRUCTURE: Trusco supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. Good corporate governance practice supports annually elected boards. We vote FOR classified boards when the issue comes up for vote.

CUMULATIVE VOTING: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by "cumulating" their votes for one nominee, thereby creating a measure of independence from management control. Trusco votes FOR proposals to allow cumulative voting and votes AGAINST proposals to eliminate it.

POISON PILLS: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company's particular set of circumstances, Trusco generally votes FOR proposals to eliminate or redeem poison pills. We vote FOR shareholder proposals to submit a company's poison pill to shareholder vote.

PROPOSALS ON BOARD INCLUSIVENESS: Trusco votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

II) CAPITAL STRUCTURE

INCREASE AUTHORIZED COMMON STOCK: corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

DUAL CLASS STRUCTURES: Trusco does not support dual share class structures.

Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.

III) RATIFYING AUDITORS

Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study by Richard Frankel, Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees "with lower quality audits and, by implication, lower quality earnings." This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.

Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. We vote AGAINST ratification of a company's auditor if it receives more than one-quarter of its total fees for consulting. We support shareholder proposals to ensure auditor independence.

IV) MERGERS, ACQUISITIONS, AND TRANSACTIONS

Trusco votes for corporate transactions that take the high road to competitiveness and company growth. Trusco believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Factors taken into account for mergers and acquisitions include:

   -  Impact on shareholder value;

   -  Potential synergies;

   -  Corporate governance and shareholder rights;

   -  Fairness opinion;

   -  Offer price (cost vs. premium); and

   -  Impact on community stakeholders and workforce employees.

REINCORPORATION: Trusco reviews proposals to change a company's state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

V) EXECUTIVE COMPENSATION

STOCK OPTION PLANS: Trusco supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company -- and shareholders -- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders' share value and voting power. In general, Trusco supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Trusco votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance.

Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.

STOCK OPTION EXPENSING: A recent long-term study of stock option awards found that there was no correlation whatsoever between executive stock ownership and company performance. Given stock option's accounting treatment of not being charged as an expense against earnings, options have provided the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to cash in on options in hand. Trusco supports shareholder resolutions calling for stock option grants to be treated as an expense.

PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY: Trusco votes FOR shareholder proposals that seek additional disclosure of executive and director pay information (current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits). We vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN PARACHUTES: golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Trusco votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS): Trusco generally votes FOR ESOPs which allow a company's employees to acquire stock in the company at a slight discount. Such plans help link employees' self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

VI) SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Trusco provides specific narrative explanations for votes on these types of shareholder proposals. Trusco evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Trusco clients select investment strategies and criteria for their portfolios. Trusco views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Trusco votes consistent with the economic best interests of the participants and beneficiaries to create "high road" shareholder and economic value.

In most cases, Trusco supports proposals that request management to report to shareholders information and practices that would help in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Trusco supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company's legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES PRINCIPLES: the CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well-being. Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Trusco supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Trusco votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES: Trusco generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Nondiscrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. Trusco supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Trusco votes FOR proposals to implement and report on ILO codes of conduct.

02/2004

TRUSCO CAPITAL MANAGEMENT GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, Trusco has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

   -  there are concerns about the accounts presented or audit procedures used;
      or

   - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

   - there are serious concerns about the accounts presented or the audit procedures used;

   -  the auditors are being changed without explanation; or

   - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

   - there are serious concerns about the statutory reports presented or the audit procedures used;

   -  questions exist concerning any of the statutory auditors being appointed;
      or

   - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

- the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

- the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

- there are clear concerns about the past performance of the company or the board; or

-the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

- there are serious questions about actions of the board or management for the year in question; or

- legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote FOR the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

- the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Trusco's guidelines for the purpose being proposed; or

- the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BYCASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

-     clear evidence of past abuse of the authority is available; or

-     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

- the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

- the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BYCASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                         BALLOT ITEM / PROPOSAL
NUMBER       CHAPTER                          SECTION                       [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]    VOTE
------       -------                          -------                       ----------------------------------------------    ----
 1.0.   Operational Items    Adjourn Meeting                                To provide management with the authority to         F
                                                                            adjourn an annual or special meeting.

 1.1.   Operational Items    Amend Quorum Requirements                      To reduce quorum requirements for shareholder       A
                                                                            meetings below a majority of the shares
                                                                            outstanding

 1.2.   Operational Items    Amend Minor Bylaws                             To make housekeeping changes (updates or            F
                                                                            corrections) to bylaw or charter

 1.3.   Operational Items    Change Company Name                            To change the corporate name                        F

 1.4.   Operational Items    Date, Time, or Location of Annual Meeting      Management proposals to change the date/time/       F
                                                                            location of the annual meeting

 1.5.   Operational Items    Date, Time, or Location of Annual Meeting      Shareholder proposals To change the date/time/      A
                                                                            location of the annual meeting

 1.6.   Operational Items    Auditors                                       To ratify auditors                                  F

 1.7.   Operational Items    Auditors                                       Shareholder proposals asking companies to           A
                                                                            prohibit their auditors from engaging in
                                                                            non-audit services

 1.8.   Operational Items    Auditors                                       Shareholder proposals to require audit firm         A
                                                                            rotation

 1.9.   Operational Items    Transact Other Business                        To approve other business when it appears as        A
                                                                            voting item

 2.0.   Board of Directors   Voting on Director Nominees in Uncontested     Director nominees who are not described below       F
                             Elections

 2.1.   Board of Directors   Voting on Director Nominees in Uncontested     Director nominees who have Implement or             W
                             Elections                                      renewed a dead-hand or modified dead-hand
                                                                            poison pill

 2.2.   Board of Directors   Voting on Director Nominees in Uncontested     Director nominees who have ignored a                W
                             Elections                                      shareholder proposal that is approved by a
                                                                            majority of the votes cast for two consecutive
                                                                            years

 2.3.   Board of Directors   Voting on Director Nominees in Uncontested     Director nominees who have failed to act on         W
                             Elections                                      takeover offers where the majority of the
                                                                            shareholders tendered their shares

 2.4.   Board of Directors   Voting on Director Nominees in Uncontested     Director nominees who enacted egregious             W
                             Elections                                      corporate governance policies or failed
                                                                            to replace management as appropriate

 2.5.   Board of Directors   Age Limits                                     To limit the tenure of outside directors            A
                                                                            either through term limits or mandatory
                                                                            retirement ages.

 2.6.   Board of Directors   Board Size                                     To fix the board size or designate a range          F
                                                                            for the board size

 2.7.   Board of Directors   Board Size                                     To give management the ability to alter the         A
                                                                            size of the board outside of a specified range
                                                                            without shareholder approval

 2.8.   Board of Directors   Classification/ Declassification of the        MANAGEMENT and shareholder proposals to             F
                             Board                                          classify the board

 2.9.   Board of Directors   Classification/ Declassification of the        MANAGEMENT and shareholder proposals to repeal      A
                             Board                                          classified boards and to elect all directors
                                                                            annually

 2.10.  Board of Directors   Cumulative Voting                              To eliminate cumulative voting.                     F

 2.11.  Board of Directors   Cumulative Voting                              To restore or permit cumulative voting              A

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                         BALLOT ITEM / PROPOSAL
NUMBER       CHAPTER                        SECTION                         [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]    VOTE
------       -------                        -------                         ----------------------------------------------    ----
2.12.   Board of Directors   Director and Officer Indemnification and       Proposals on director and officer                   C
                             Liability Protection                           indemnification and liability protection not
                                                                            particularly described below.

2.13.   Board of Directors   Director and Officer Indemnification and       To eliminate entirely directors' and officers'      A
                             Liability Protection                           liability for monetary damages for violating
                                                                            the duty of care.

2.14.   Board of Directors   Director and Officer Indemnification and       To expand coverage beyond just legal expenses       A
                             Liability Protection                           to acts, such as negligence, that are more
                                                                            serious violations of fiduciary obligation
                                                                            than mere carelessness

2.15.   Board of Directors   Director and Officer Indemnification and       To expand coverage in cases when a director's       F
                             Liability Protection                           or officer's legal defense was unsuccessful
                                                                            if: (1) the director was found to have acted
                                                                            in good faith and in a manner that he
                                                                            reasonably believed was in the best interests
                                                                            of the company, and (2) only if the director's
                                                                            legal expenses would be covered.

2.16.   Board of Directors   Establish/ Amend Nominee Qualifications        To establish or amend director qualifications       A

2.17.   Board of Directors   Establish/ Amend Nominee Qualifications        Shareholder proposals requiring two candidates      A
                                                                            per board seat

2.18.   Board of Directors   Filling Vacancies/ Removal of Directors        To provide that directors may be removed only       A
                                                                            for cause.

2.19.   Board of Directors   Filling Vacancies/ Removal of Directors        To restore shareholder ability to remove            F
                                                                            directors with or without cause.

2.20.   Board of Directors   Filling Vacancies/ Removal of Directors        To provide that only continuing directors may       A
                                                                            elect replacements to fill board vacancies.

2.21.   Board of Directors   Filling Vacancies/ Removal of Directors        To permit shareholders to elect directors to        F
                                                                            fill board vacancies.

2.22.   Board of Directors   Independent Chairman (Separate Chairman/CEO)   To recommend that the positions of chairman         F
                                                                            and CEO be combined.

2.23.   Board of Directors   Independent Chairman (Separate Chairman/CEO    To recommend that the positions of chairman         A
                                                                            and CEO be separate and distinct positions
                                                                            held by 2 different individuals.

2.24.   Board of Directors   Majority of Independent Directors/             Shareholder proposals to require that a             F
                             Establishment of Committees                    majority or more of directors be independent

2.25.   Board of Directors   Majority of Independent Directors/             Shareholder proposals asking that board audit,      A
                             Establishment of Committees                    compensation, and/or nominating committees be
                                                                            composed exclusively of independent directors

2.26.   Board of Directors   Open Access                                    Shareholder proposals asking for open access        A

2.27.   Board of Directors   Stock Ownership Requirements                   Shareholder proposals that mandate a minimum        A
                                                                            amount of stock that directors must own in
                                                                            order to qualify as a director or to remain
                                                                            on the board

2.28.   Board of Directors   Stock Ownership Requirements                   Shareholder proposals asking that the company       A
                                                                            adopt a holding or retention period for its
                                                                            executives (for holding stock after the
                                                                            vesting or exercise of equity awards)

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                   BALLOT ITEM / PROPOSAL
NUMBER          CHAPTER                        SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]       VOTE
------          -------                        -------                   ----------------------------------------------       ----
2.29.   Board of Directors         Term Limits                         Shareholder or management proposals to limit the        A
                                                                       tenure of outside directors

3.0.    Proxy Contests             Voting for Director Nominees in     Votes in a contested election of directors              C
                                   Contested Elections

3.1.    Proxy Contests             Reimbursing Proxy Solicitation      To reimburse proxy solicitation expenses                C
                                   Expenses

3.2.    Proxy Contests             Confidential Voting                 Shareholder proposals requesting that corporations      A
                                                                       adopt confidential voting, use independent vote
                                                                       tabulators and use independent inspectors of
                                                                       election

3.3.    Proxy Contests             Confidential Voting                 Management proposals to adopt confidential voting.      A

4.0.    Antitakeover Defenses and  Advance Notice Requirements for     Advance notice proposals                                F
        Voting Related Issues      Shareholder Proposals/Nomi nations

4.1.    Antitakeover Defenses and  Amend Bylaws without Shareholder    Proposals giving the board exclusive authority to       F
        Voting Related Issues      Consent                             amend the bylaws

4.2.    Antitakeover Defenses and  Amend Bylaws without Shareholder    Proposals giving the board the ability to amend         F
        Voting Related Issues      Consent                             the bylaws in addition to shareholders

4.3.    Antitakeover Defenses and  Poison Pills                        Shareholder proposals that ask a company to submit      F
        Voting Related Issues                                          its poison pill for shareholder ratification

4.4.    Antitakeover Defenses and  Poison Pills                        Shareholder proposals asking that any future pill       F
        Voting Related Issues                                          be put to a shareholder vote

4.5.    Antitakeover Defenses and  Poison Pills                        Management proposals to ratify a poison pill            C
        Voting Related Issues

4.6.    Antitakeover Defenses and  Shareholder Ability to Act by       To restrict or prohibit shareholder ability to take     A
        Voting Related Issues      Written Consent                     action by written consent

4.7.    Antitakeover Defenses and  Shareholder Ability to Act by       To allow or make easier shareholder action by           F
        Voting Related Issues      Written Consent                     written consent

4.8.    Antitakeover Defenses and  Shareholder Ability to Call         To restrict or prohibit shareholder ability to          A
        Voting Related Issues      Special Meetings                    call special meetings.

4.9.    Antitakeover Defenses and  Shareholder Ability to Call         To remove restrictions on the right of shareholders     F
        Voting Related Issues      Special Meetings                    to act independently of management.

4.1     Antitakeover Defenses and  Supermajority Vote Requirements     To require a supermajority shareholder vote.            A
        Voting Related Issues

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                       BALLOT ITEM / PROPOSAL
NUMBER       CHAPTER                        SECTION                       [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]     VOTE
------       -------                        -------                       ----------------------------------------------     ----
4.11.   Antitakeover Defenses and  Supermajority Vote Requirements     To lower supermajority vote requirements.               F
        Voting Related Issues

5.0.    Mergers and Corporate      Appraisal Rights                    To restore, or provide shareholders with, rights        A
        Restructurings                                                 of appraisal.

5.1.    Mergers and Corporate      Asset Purchases                     On asset purchase proposals                             C
        Restructurings

5.2.    Mergers and Corporate      Asset Sales                         Asset sales                                             C
        Restructurings

5.3.    Mergers and Corporate      Bundled Proposals                   Bundled or "conditioned" proxy proposals                C
        Restructurings

5.4.    Mergers and Corporate      Conversion of Securities            Proposals regarding conversion of securities,           C
        Restructurings                                                 absent penalties or likely bankruptcy.

5.5.    Mergers and Corporate      Conversion of Securities            Proposals regarding conversion of securities, if        F
        Restructurings                                                 it is expected that the company will be subject
                                                                       to onerous penalties or will be forced to file for
                                                                       bankruptcy if the transaction is not approved.

5.6.    Mergers and Corporate      Corporate Reorganization            Proposals to increase common and/or preferred           C
        Restructurings                                                 shares and to issue shares as part of a debt
                                                                       restructuring plan, absent likely bankruptcy.

5.7.    Mergers and Corporate      Corporate Reorganization            Proposals to increase common and/or preferred           F
        Restructurings                                                 shares and to issue shares as part of a debt
                                                                       restructuring plan where bankruptcy is likely if
                                                                       the transaction is not approved

5.8.    Mergers and Corporate      Formation of Holding Company        To form a holding company                               C
        Restructurings

5.9.    Mergers and Corporate      Going Private Transactions (LBOs    To make the company private rather than public          C
        Restructurings             and Minority Squeeze outs)

5.10.   Mergers and Corporate      Joint Ventures                      To form joint ventures                                  C
        Restructurings

5.11.   Mergers and Corporate      Liquidations                        To liquidate when bankruptcy is not likely              C
        Restructurings

5.12.   Mergers and Corporate      Liquidations                        To liquidate when bankruptcy is likely                  F
        Restructurings

5.13.   Mergers and Corporate      Mergers and Acquisitions/ Issuance  To merge with or acquire another company                C
        Restructurings             of Shares to Facilitate Merger or
                                   Acquisition

5.14.   Mergers and Corporate      Private Placements/ Warrants/       To issue a private placement security when              C
        Restructurings             Convertible Debentures              bankruptcy is not likely

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                        BALLOT ITEM / PROPOSAL
NUMBER       CHAPTER                        SECTION                       [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]      VOTE
------       -------                        -------                       ----------------------------------------------      ----
5.15.   Mergers and Corporate      Private Placements/ Warrants/       To issue a private placement security when               F
        Restructurings             Convertible Debentures              bankruptcy is not likely

5.16.   Mergers and Corporate      Spin-offs                           To spin off a unit or line of business                   C
        Restructurings

5.17.   Mergers and Corporate      Value Maximization Proposals        To maximize shareholder value by hiring a financial      C
        Restructurings                                                 advisor to explore strategic alternatives, selling
                                                                       the company or liquidating the company and
                                                                       distributing the proceeds to shareholders.

6.0.    State of Incorporation     Control Share Acquisition           To opt out of control share acquisition statutes         F
                                   Provisions

6.1.    State of Incorporation     Control Share Acquisition           To amend the charter to include control share            A
                                   Provisions                          acquisition provisions.

6.2.    State of Incorporation     Control Share Acquisition           To restore voting rights to the control shares.          F
                                   Provisions

6.3.    State of Incorporation     Control Share Cash out Provisions   To opt out of control share cash out statutes.           F

6.4.    State of Incorporation     Disgorgement Provisions             To opt out of state disgorgement provisions.             F

6.5.    State of Incorporation     Fair Price Provisions               To adopt fair price provisions                           C

6.6.    State of Incorporation     Fair Price Provisions               To adopt fair price provisions with shareholder          A
                                                                       vote requirements greater than a majority of
                                                                       disinterested shares.

6.7.    State of Incorporation     Freeze Out                          proposals to opt out of state freeze out provisions      F

6.8.    State of Incorporation     Greenmail                           To adopt anti greenmail charter of bylaw amendments      F
                                                                       Or otherwise restrict a company's ability to make
                                                                       greenmail payments.

6.9.    State of Incorporation     Greenmail                           To adopt anti greenmail proposals when they are          C
                                                                       bundled with other charter or bylaw amendments.

6.10.   State of Incorporation     Reincorporation Proposals           To change a company's state of incorporation             C

6.11.   State of Incorporation     Stakeholder Provisions              To consider non-shareholder constituencies or other      A
                                                                       non-financial effects when evaluating a merger or
                                                                       business combination.

6.12.   State of Incorporation     State Anti takeover Statutes        To opt in or out of state takeover statutes              C
                                                                       (including control share acquisition statutes,
                                                                       control share cash-out statutes, freeze out
                                                                       provisions, fair price provisions, stakeholder
                                                                       laws, poison pill endorsements, severane pay and
                                                                       labor contract provisions, anti greenmail
                                                                       provisions, and disgorgement provisions).

7.0.    Capital Structure          Adjustments to Par Value of Common  Management proposals to reduce or eliminate the par      F
                                   Stock                               value of common stock.

7.1.    Capital Structure          Common Stock Authorization          To increase the number of shares of common stock         C
                                                                       authorized for issuance

7.2.    Capital Structure          Common Stock Authorization          To increase the number of authorized shares of the       C
                                                                       class of stock that has superior voting rights.

7.3.    Capital Structure          Common Stock Authorization          To approve increases beyond the allowable increase       F
                                                                       when a company's shares are in danger of being
                                                                       de-listed or if a company's ability to continue to
                                                                       operate as a going concern is uncertain

7.4.    Capital Structure          Dual-class Stock                    Proposals to create a new class of common stock          A
                                                                       with superior voting riqhts

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                    BALLOT ITEM / PROPOSAL
NUMBER           CHAPTER                        SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]      VOTE
------           -------                        -------                   ----------------------------------------------      ----
 7.5.     Capital Structure          Dual-class Stock                     To create a new class of nonvoting or
                                                                          sub-voting common stock if:                         F

                                                                          -     It is intended for financing purposes
                                                                                with minimal or no dilution to current
                                                                                shareholders

                                                                          -     It is not designed to preserve the
                                                                                voting power of an insider or
                                                                                significant shareholder

 7.6.     Capital Structure          Issue Stock for Use with Rights      To increase authorized common stock for the         A
                                     Plan                                 explicit purpose of implementing a shareholder
                                                                          rights plan (poison pill).

 7.7.     Capital Structure          Preemptive Rights                    Shareholder proposals that seek preemptive          C
                                                                          rights

 7.8.     Capital Structure          Preferred Stock                      To authorizing the creation of new classes of       A
                                                                          preferred stock with unspecified voting,
                                                                          conversion, dividend distribution, and other
                                                                          rights ("blank check" preferred stock).

 7.9.     Capital Structure          Preferred Stock                      To create "declawed" blank check preferred          F
                                                                          stock (stock that cannot be used as a takeover
                                                                          defense).

 7.10.    Capital Structure          Preferred Stock                      To authorize preferred stock in cases where the     F
                                                                          company specifies the voting, dividend,
                                                                          conversion, and other rights of such stock and
                                                                          the terms of the preferred stock appear
                                                                          reasonable

 7.11.    Capital Structure          Preferred Stock                      To increase the number of blank check preferred     A
                                                                          stock authorized for issuance when no shares
                                                                          have been issued or reserved for a specific
                                                                          purpose.

 7.12.    Capital Structure          Preferred Stock                      To increase the number of blank check preferred     F
                                                                          shares

 7.13.    Capital Structure          Recapitalization                     Recapitalizations (reclassifications of             C
                                                                          securities)

 7.14.    Capital Structure          Reverse Stock Splits                 Management proposals to implement a reverse         F
                                                                          stock split when the number of authorized
                                                                          shares will be proportionately reduced

 7.15.    Capital Structure          Reverse Stock Splits                 Management proposals to implement a reverse         F
                                                                          stock split to avoid delisting.

 7.16.    Capital Structure          Reverse Stock Splits                 To implement a reverse stock split that do not      C
                                                                          proportionately reduce the number of shares
                                                                          authorized

 7.17.    Capital Structure          Share Repurchase Programs            Management proposals to institute open-market       F
                                                                          share repurchase plans in which all
                                                                          shareholders may participate on equal terms

 7.18.    Capital Structure          Stock Distributions: Splits and      Management proposals to increase the common         F
                                     Dividends                            share authorization for a stock split or share
                                                                          dividend, provided that the increase in
                                                                          authorized shares would not result in an
                                                                          excessive number of shares available for
                                                                          issuance

 7.19.    Capital Structure          Tracking Stock                       To authorize the creation of tracking stock         C

 8.0.     Executive and Director     Executive Compensation               To approve or disapprove executive                  C
          Compensation                                                    compensation plans

 8.1.     Executive and Director     Executive Compensation               To approve compensation plans that expressly        A
          Compensation                                                    permit the re-pricing of underwater stock
                                                                          options without shareholder approval.

 8.2.     Executive and Director     Executive Compensation               Plans in which the CEO participates if there        A
          Compensation                                                    is a disconnect between the CEO's pay and
                                                                          company performance

 8.3.     Executive and Director     Director Compensation                Plans for directors                                 C
          Compensation

 8.4.     Executive and Director     Stock Plans in Lieu of Cash          For plans which provide participants with the       C
          Compensation                                                    option of taking all or a portion of their
                                                                          cash compensation in the form of stock

 8.5.     Executive and Director     Stock Plans in Lieu of Cash          Plans which provide a dollar-for-dollar cash        F
          Compensation                                                    for stock exchange

 8.6.     Executive and Director     Stock Plans in Lieu of Cash          Plans which do not provide a dollar-for-dollar      A
          Compensation                                                    cash for stock exchange

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                    BALLOT ITEM / PROPOSAL
NUMBER           CHAPTER                        SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]      VOTE
------           -------                        -------                   ----------------------------------------------      ----
 8.7.     Executive and Director     Director Retirement Plans            Retirement plans for non-employee directors.        A
          Compensation

 8.8.     Executive and Director     Director Retirement Plans            Shareholder proposals to eliminate retirement
          Compensation                                                    plans for non-employee directors                    F

 8.9.     Executive and Director     Management Proposals Seeking         On management proposals seeking approval to         A
          Compensation               Approval to Re-price Options         re-price options

 8.10.    Executive and Director     Voting on Compensation               Shareholder proposals to submit executive           A
          Compensation                                                    compensation to a vote.

 8.11.    Executive and Director     Employee Stock Purchase Plans        Employee stock purchase plans not described         C
          Compensation                                                    below

 8.12.    Executive and Director     Employee Stock Purchase Plans        Employee stock purchase plans where all of          F
          Compensation                                                    the following apply

                                                                          -   Purchase price is at least 85 percent of
                                                                              fair market value

                                                                          -   Offering period is 27 months or less

 8.13.    Executive and Director     Employee Stock Purchase Plans        Employee stock purchase plans where any of          A
          Compensation                                                    the following apply

                                                                          -   Purchase price is less than 85 percent of
                                                                              fair market value, or

                                                                          -   Offering period is greater than 27 months

 8.14.    Executive and Director     Incentive Bonus Plans and Tax        Simply amend shareholder-approved compensation      F
          Compensation               Deductibility Proposals              plans to include administrative features or
                                                                          place a cap on the annual grants any one
                                                                          participant may receive to comply with the
                                                                          provisions of Section 162(m).

 8.15.    Executive and Director     Incentive Bonus Plans and Tax        To add performance goals to existing                F
          Compensation               Deductibility Proposals              compensation plans to comply with the
                                                                          provisions of Section 162(m)

 8.16.    Executive and Director     Incentive Bonus Plans and Tax        Plans to increase shares reserved and to            F
          Compensation               Deductibility Proposals              qualify for favorable tax treatment under the
                                                                          provisions of Section 162(m)

 8.17.    Executive and Director     Incentive Bonus Plans and Tax        Cash or cash and stock bonus plans that are         F
          Compensation               Deductibility Proposals              submitted to shareholders for the purpose of
                                                                          exempting compensation from taxes under the
                                                                          provisions of Section 162(m) if no increase in
                                                                          shares is requested.

 8.18.    Executive and Director     Employee Stock Ownership Plans       To implement an ESOP or increase authorized         F
          Compensation               (ESOPs)                              shares for existing ESOPs, unless the number of
                                                                          shares allocated to the ESOP is excessive (more
                                                                          than five percent of outstanding shares.)

 8.19.    Executive and Director     401(k) Employee Benefit Plans        To implement a 401 (k) savings plan for             F
          Compensation                                                    employees.

 8.20.    Executive and Director     Shareholder Proposals Regarding      Shareholder proposals seeking additional            A
          Compensation               Executive and Director Pay           disclosure of executive and director pay
                                                                          information,

 8.21.    Executive and Director     Shareholder Proposals Regarding      Shareholder proposals seeking to set absolute       A
          Compensation               Executive and Director Pay           levels on compensation or otherwise dictate the
                                                                          amount or form of compensation.

 8.22.    Executive and Director     Shareholder Proposals Regarding      Shareholder proposals requiring director fees       A
          Compensation               Executive and Director Pay           be paid in stock only

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                    BALLOT ITEM / PROPOSAL
NUMBER           CHAPTER                        SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]      VOTE
------           -------                        -------                   ----------------------------------------------      ----
 8.23.    Executive and Director     Shareholder Proposals Regarding      Shareholder proposals to put option                 F
          Compensation               Executive and Director Pay           re-pricings to a shareholder vote

 8.24.    Executive and Director     Shareholder Proposals Regarding      For all other shareholder proposals regarding       C
          Compensation               Executive and Director Pay           executive and director pay

 8.25.    Executive and Director     Option Expensing                     Shareholder proposals asking the company to         A
          Compensation                                                    expense stock options

 8.26.    Executive and Director     Performance-Based Stock Options      Shareholder proposals advocating the use of         A
          Compensation                                                    performance-based stock options (indexed,
                                                                          premium-priced, and performance-vested options).

 8.27.    Executive and Director     Golden Parachutes and Executive      Shareholder proposals to require golden             A
          Compensation               Severance Agreements                 parachutes or executive severance agreements
                                                                          to be submitted for shareholder ratification

 8.28.    Executive and Director     Golden Parachutes and Executive      Proposals to ratify or cancel golden parachutes.    C
          Compensation               Severance Agreements

 8.29.    Executive and Director     Pension Plan Income Accounting       Shareholder proposals to exclude pension plan       F
          Compensation                                                    income in the calculation of earnings used in
                                                                          determining executive bonuses/compensation

 8.30.    Executive and Director     Supplemental Executive Retirement    Shareholder proposals requesting to put             A
          Compensation               Plans (SERPs)                        extraordinary benefits contained in SERP
                                                                          agreements to a shareholder vote

 9.0.     Social and Environmental   CONSUMER ISSUES AND PUBLIC           To phase out the use of animals in product          A
          Issues                     SAFETY: Animal Rights                testing

 9.1.     Social and Environmental   CONSUMER ISSUES AND PUBLIC           To implement price restraints on pharmaceutical     A
          Issues                     SAFETY: Drug Pricing                 products

 9.2.     Social and Environmental   CONSUMER ISSUES AND PUBLIC           To voluntarily label genetically engineered         A
          Issues                     SAFETY: Genetically Modified         (GE) ingredients in their products or
                                     Foods                                alternatively to provide interim labeling and
                                                                          eventually eliminate GE ingredients due to the
                                                                          costs and feasibility of labelIng and/or
                                                                          phasing out the use of GE ingredients.

 9.3.     Social and Environmental   Genetically Modified Foods           A report on the feasibility of labeling products
          Issues                                                          containing GE ingredients                           A

 9.4.     Social and Environmental   Genetically Modified Foods           A report on the financial, legal, and               A
          Issues                                                          environmental impact of continued use of
                                                                          GE ingredients/seeds

 9.5.     Social and Environmental   Genetically Modified Foods           Report on the health and environmental effects      A
          Issues                                                          of genetically modified organisms (GMOs)

 9.6.     Social and Environmental   Genetically Modified Foods           To completely phase out GE ingredients from         A
          Issues                                                          the company's products or proposals asking
                                                                          for reports outlining the steps necessary to
                                                                          eliminate GE ingredients from the company's
                                                                          products. Such resolutions presuppose that
                                                                          there are proven health risks to GE

 9.7.     Social and Environmental   CONSUMER ISSUES AND PUBLIC           Reports on a company's policies aimed at            A
          Issues                     SAFETY: Handguns                     curtailing gun violence in the United States

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                    BALLOT ITEM / PROPOSAL
NUMBER           CHAPTER                        SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]      VOTE
------           -------                        -------                   ----------------------------------------------      ----
 9.8.     Social and Environmental   CONSUMER ISSUES AND PUBLIC           Reports outlining the impact of the health          A
          Issues                     SAFETY: HIV/AIDS                     pandemic (HIV/AIDS, malaria and tuberculosis)
                                                                          on the company's Sub-Saharan operations

 9.9.     Social and Environmental   HIV/AIDS                             To establish, implement, and report on a            A
          Issues                                                          standard of response to the HIV/AIDS,
                                                                          tuberculosis and malaria health pandemic in
                                                                          Africa and other developing countries

 9.10.    Social and Environmental   CONSUMER ISSUES AND PUBLIC           Reports on the company's procedures for             A
          Issues                     SAFETY: Predatory Lending            preventing predatory lending, including the
                                                                          establishment of a board committee for
                                                                          oversight,

 9.11.    Social and Environmental   CONSUMER ISSUES AND PUBLIC           Proposals seeking stronger product warnings         A
          Issues                     SAFETY: Tobacco

 9.12.    Social and Environmental   Tobacco                              Proposals asking that the company's operating
          Issues                                                          facilities be smoke-free                            A

 9.13.    Social and Environmental   Tobacco                              Proposals dealing with product placement in
          Issues                                                          stores or advertising to youth.                     A

 9.14.    Social and Environmental   Tobacco                              Proposals asking the company to cease
          Issues                                                          production of tobacco-related products or
                                                                          cease selling products to tobacco companies.        A

 9.15.    Social and Environmental   Tobacco                              Proposals to spin-off tobacco-related               A
          Issues                                                          businesses:

 9.16.    Social and Environmental   Tobacco                              Proposals prohibiting investment in tobacco         A
          Issues                                                          equities.

 9.17.    Social and Environmental   ENVIRONMENT AND ENERGY: Arctic       Requests for reports outlining potential            A
          Issues                     National Wildlife Refuge             environmental damage from drilling in the
                                                                          Arctic National Wildlife Refuge (ANWR)

 9.18.    Social and Environmental   ENVIRONMENT AND ENERGY: CERES        Proposals to adopt the CERES Principles             A
          Issues                     Principles

 9.19.    Social and Environmental   ENVIRONMENT AND ENERGY:              Proposals requests reports assessing economic       A
          Issues                     Environmental-Economic               risks of environmental pollution or climate
                                     Risk Report                          change.

 9.20.    Social and Environmental   Environmental Reports                Proposals for reports disclosing the company's      A
          Issues                                                          environmental policies.

 9.21.    Social and Environmental   ENVIRONMENT AND ENERGY: Global       Proposals to make reports on the level of           A
          Issues                     Warming                              greenhouse gas emissions from the company's
                                                                          operations and products.

 9.22.    Social and Environmental   ENVIRONMENT AND ENERGY: Recycling    Proposals to adopt a comprehensive recycling        A
          Issues                                                          strategy

 9.23.    Social and Environmental   ENVIRONMENT AND ENERGY: Renewable    Proposals to invest in renewable energy             A
          Issues                     Energy                               sources.

 9.24.    Social and Environmental   Renewable Energy                     Requests for reports on the feasibility of          A
          Issues                                                          developing renewable energy sources

 9.25.    Social and Environmental   ENVIRONMENT AND ENERGY:              Proposals to make report on its policies and        A
          Issues                     Sustainability Report                practices related to social, environmental, and
                                                                          economic sustainability

 9.26.    Social and Environmental   GENERAL CORPORATE ISSUES:            Proposals to affirm political nonpartisanship       A
          Issues                     Charitable/ Political                in the workplace
                                     Contributions

 9.27.    Social and Environmental   Charitable/ Political                Proposals to report or publish in newspapers        A
          Issues                     Contributions                        the company's political contributions

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                    BALLOT ITEM / PROPOSAL
NUMBER           CHAPTER                        SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]      VOTE
------           -------                        -------                   ----------------------------------------------      ----

 9.28.    Social and Environmental   Charitable/ Political                Proposals to prohibit the company from making       A
          Issues                     Contributions                        political contributions

 9.29.    Social and Environmental   Charitable/ Political                Proposals to restrict the company from making       A
          Issues                     Contributions                        charitable contributions

 9.30.    Social and Environmental   Charitable/ Political                Proposals to publish a list of company              A
          Issues                     Contributions                        executives, directors, consultants, legal
                                                                          counsels, lobbyists, or investment bankers that
                                                                          have prior government service and whether such
                                                                          service had a bearing on the business of the
                                                                          company

 9.31.    Social and Environmental   GENERAL CORPORATE ISSUES:            Proposals to review ways of linking executive       A
          Issues                     Link Executive Compensation          compensation to social factors
                                     to Social Performance

 9.32.    Social and Environmental   LABOR STANDARDS AND HUMAN            Proposals to implement the China Principles.        A
          Issues                     RIGHTS: China Principles

 9.33.    Social and Environmental   LABOR STANDARDS AND HUMAN            Proposals to make reports detailing the             A
          Issues                     RIGHTS: Country -specific human      company's operations in a particular country
                                     rights reports                       and steps to protect human rights

 9.34.    Social and Environmental   LABOR STANDARDS AND HUMAN            Proposals to implement certain human rights         A
          Issues                     RIGHTS: International Codes of       standards at company facilities or those of its
                                     Conduct/Vendor Standards             suppliers and to commit to outside, independent
                                                                          monitoring

 9.35.    Social and Environmental   LABOR STANDARDS AND HUMAN            Proposals to endorse or increase activity on        A
          Issues                     RIGHTS: MacBride Principles          the MacBride Principles.

 9.36.    Social and Environmental   MILITARY BUSINESS: Foreign           Proposals to make reports on foreign military       A
          Issues                     Military Sales/Offsets               sales or offsets.

 9.37.    Social and Environmental   MILITARY BUSINESS: Landmines         Proposals asking the company to renounce future     A
          Issues                     and Cluster Bombs                    involvement in antipersonnel landmine
                                                                          production

 9.38.    Social and Environmental   MILITARY BUSINESS: Nuclear           Proposals asking the company to cease               A
          Issues                     Weapons                              production of nuclear weapons components and
                                                                          delivery systems, including disengaging from
                                                                          current and proposed contracts

 9.39.    Social and Environmental   MILITARY BUSINESS: Operations        Proposals asking the company to appoint a board     A
          Issues                     in Nations Sponsoring Terrorism      committee review and report outlining the
                                     (Iran)                               company's financial and reputational risks from
                                                                          its operations in Iran,

 9.40.    Social and Environmental   MILITARY BUSINESS: Spaced-Based      Proposals asking the company to make reports on     A
          Issues                     Weaponization                        a company's involvement in spaced-based
                                                                          weaponization

 9.41.    Social and Environmental   WORKPLACE DIVERSITY: Board           Requests for reports on the company's efforts       F
          Issues                     Diversity                            to diversify the board,

 9.42.    Social and Environmental   WORKPLACE DIVERSITY: Board           Proposals asking the company to increase the        C
          Issues                     Diversity                            representation of women and minorities on the
                                                                          board

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                        BALLOT ITEM / PROPOSAL
NUMBER          CHAPTER          SECTION                    [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]                  VOTE
------          -------          -------          -----------------------------------------------------------------         ----
  9.43.     Social and         WORKPLACE          Proposals to increase regulatory oversight of EEO programs                 A
            Environmental      DIVERSITY:
            Issues             Equal
                               Employment
                               Opportunity
                               (EEO)

  9.44.     Social and         WORKPLACE          To increase regulatory oversight of EEO programs and Glass Ceiling         A
            Environmental      DIVERSITY:         proposals
            Issues             Glass
                               Ceiling

  9.45.     Social and         WORKPLACE          Proposals to amend a company's EEO statement in order to prohibit          A
            Environmental      DIVERSITY:         discrimination based on sexual orientation
            Issues             Sexual
                               Orientation

  9.46.     Social and         Sexual             Proposals to extend company benefits to or eliminate benefits from         A
            Environmental      Orientation        domestic partners
            Issues

  10.0.     Mutual Fund        Election           Director nominees who are not described below                              F
            Proxies            of Directors

  10.1.     Mutual Fund        Election           Ignore a shareholder proposal that is approved by a majority of the        W
            Proxies            of                 votes cast for two consecutive years
                               Directors

  10.2.     Mutual Fund        Convert            Conversion Proposals                                                       C
            Proxies            Closed-
                               end Fund to
                               Open-end Fund

  10.3.     Mutual Fund        Proxy Contests     Proxy Contests                                                             C
            Proxies

  10.4.     Mutual Fund        Investment         Investment Advisory Agreements                                             F
            Proxies            Advisory
                               Agreements

  10.5.     Mutual Fund        Approve New        The establishment of new classes or series of shares.                      F
            Proxies            Classes or
                               Series of
                               Shares

  10.6.     Mutual Fund        Change             Proposals to change a fund's fundamental restriction to a non              C
            Proxies            Fundamental        fundamental restriction
                               Restriction to
                               Nonfundamental
                               Restriction

  10.7.     Mutual Fund        Change             Proposals to change a fund's fundamental investment objective to a         C
            Proxies            Fundamental        non fundamental investment objective
                               Investment
                               Objective to
                               Nonfundamental

  10.8.     Mutual Fund        Name Change        Name change proposals.                                                     F
            Proxies            Proposals

  10.9.     Mutual Fund        Change in          To change a fund's sub-classification                                      F
            Proxies            Fund's Sub
                               classification

  10.10     Mutual Fund        Disposition of     To dispose of assets, liquidate or terminate the fund                      F
            Proxies            Assets/Terminate
                               on/Liquidation

  10.11     Mutual Fund        Changes to         To make changes to the charter document                                    C
            Proxies            the
                               Charter
                               Document

  10.12     Mutual Fund        Changes to         Removal shareholder approval requirement to reorganize or terminate        F
            Proxies            the                the trust or any of its series
                               Charter
                               Document

  10.13     Mutual Fund        Changes to         Removal of shareholder approval requirement for amendments to the          F
            Proxies            the                new declaration of trust
                               Charter
                               Document

  10.14     Mutual Fund        Changes to         Removal of shareholder approval requirement to amend the fund's            F
            Proxies            the                management contract, allowing the contract to be modified by the
                               Charter            investment manager and the trust management, as permitted by the
                               Document           1940 Act

  10.15     Mutual Fund        Changes to         Allow the trustees to impose other fees in addition to sales charges on    F
            Proxies            the                investment in a fund, such as deferred sales charges and redemption
                               Charter            fees that may be imposed upon redemption of a fund's shares
                               Document

  10.16     Mutual Fund        Changes to         Removal of shareholder approval requirement to engage in and               F
            Proxies            the                terminate Sub-advisory arrangements
                               Charter
                               Document

  10.17     Mutual Fund        Changes to         Removal of shareholder approval requirement to change the domicile         F
            Proxies            the                of the fund
                               Charter
                               Document

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                         BALLOT ITEM / PROPOSAL
NUMBER          CHAPTER          SECTION                     [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]                 VOTE
------          -------          -------          --------------------------------------------------------------------      ----
  10.18     Mutual Fund        Change the         Fund's Reincorporation                                                      C
            Proxies            Fund's
                               Domicile

  10.19     Mutual Fund        Authorize          Proposals authorizing the board to hire/terminate sub-advisors without      F
            Proxies            the                shareholder approval.
                               Board to
                               Hire and
                               Terminate
                               Subadvisors
                               Without
                               Shareholder
                               Approval

  10.20     Mutual Fund        Distribution       Distribution agreements                                                     F
            Proxies            Agreements

  10.21     Mutual Fund        Master-Feeder      Establishment of a master-feeder structure.                                 F
            Proxies            Structure

  10.22     Mutual Fund        Mergers            Mergers and Acquisitions                                                    C
            Proxies

  10.23     Mutual Fund        Shareholder        To mandate a specific minimum amount of stock that directors must           A
            Proxies            Proposals          own in order to qualify as a director or to remain on the board to Establish
                               Director
                               Ownership
                               Requirement

  10.24     Mutual             Shareholder        To reimburse proxy solicitation expenses                                    C
            Fund               Proposals
            Proxies            to Reimburse
                               Proxy
                               Solicitation
                               Expenses

  10.25     Mutual             Shareholder        To terminate the investment advisor                                         C
            Fund               Proposals
            Proxies            to Terminate
                               Investment
                               Advisor

                       STATEMENT OF ADDITIONAL INFORMATION

                                STI CLASSIC FUNDS

                                 OCTOBER 1, 2004

                               INVESTMENT ADVISER:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                 (THE "ADVISER")

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Classic Institutional Money Market and Bond Funds of the STI Classic Funds (the "Trust"). This SAI relates to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

             CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND
       CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
        CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
                  CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND
                   CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND
               CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
                  CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND
       CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME
                                    PLUS FUND

This SAI is incorporated by reference into, and should be read in conjunction with, the Funds' prospectuses dated October 1, 2004. Capitalized terms not defined herein are defined in the prospectuses. A prospectus may be obtained by writing to the Trust or calling toll-free 1-800-428-6970.

                                TABLE OF CONTENTS

THE TRUST...............................................................       1
DESCRIPTION OF PERMITTED INVESTMENTS....................................       1
INVESTMENT LIMITATIONS..................................................      24
THE ADVISER.............................................................      26
THE ADMINISTRATOR.......................................................      27
THE DISTRIBUTOR.........................................................      28
THE TRANSFER AGENT......................................................      31
THE CUSTODIAN...........................................................      31
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................      31
LEGAL COUNSEL...........................................................      31
TRUSTEES AND OFFICERS OF THE TRUST......................................      31
PURCHASING AND REDEEMING SHARES.........................................      35
DETERMINATION OF NET ASSET VALUE........................................      36
TAXES...................................................................      37
FUND TRANSACTIONS.......................................................      39
PORTFOLIO TURNOVER RATE.................................................      45
DESCRIPTION OF SHARES...................................................      45
VOTING RIGHTS...........................................................      45
SHAREHOLDER LIABILITY...................................................      46
LIMITATION OF TRUSTEES' LIABILITY.......................................      46
CODES OF ETHICS.........................................................      46
PROXY VOTING............................................................      46
5% AND 25% SHAREHOLDERS ................................................      47
FINANCIAL STATEMENTS....................................................      49
APPENDIX A - DESCRIPTION OF RATINGS.....................................     A-1
APPENDIX B - PROXY VOTING SUMMARIES.....................................     B-1

THE TRUST

Each Fund is a separate series of the Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series (each a "Fund" and collectively, the "Funds") of units of beneficial interest ("shares") and different classes of shares of each Fund. The Trust reserves the right to create and issue shares of additional funds and/or classes. This SAI relates to shares of the Classic Institutional High Quality Bond Fund, Classic Institutional Short-Term Bond Fund, Classic Institutional Super Short Income Plus Fund, Classic Institutional Total Return Bond Fund and Classic Institutional U.S. Government Securities Super Short Income Plus Fund, which are offered through three separate classes (Institutional Shares, L Shares and T Shares), shares of the Classic Institutional U.S. Treasury Securities Money Market Fund, which are offered through two separate classes (Corporate Trust Shares and Institutional Shares), and shares of the Classic Institutional Cash Management Money Market Fund and Classic Institutional U.S. Government Securities Money Market Fund, which are offered through a single class (Institutional Shares).

DESCRIPTION OF PERMITTED INVESTMENTS

The Funds' respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. Following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Strategy" section and the associated risk factors. The Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Funds' stated investment policies.

ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables and mortgage-like assets such as home equity loans or loans on manufactured housing. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay-down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

BORROWING. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the

Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

BRADY BONDS. A Brady Bond is a U.S. dollar denominated bond issued by an emerging market, particularly those in Latin America, and collateralized by U.S. Treasury zero-coupon bonds, In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

CERTIFICATES OF DEPOSIT. Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE BONDS. Convertible bonds are bonds which may be converted, at the option of either the issuer or the holder, into a specified amount of common stock of the issuer, or in the case of exchangeable bonds, into the common stock of another corporation. Convertible bonds are generally subordinate to other publicly held debt of the issuer, and therefore typically have a lower credit rating than non-convertible debt of the issuer. Convertible bonds generally carry a lower coupon rate than the issuer would otherwise pay at issuance in exchange for the conversion feature. In addition to the interest rate risk factors generally associated with fixed income investments, the market risk of a convertible bond is determined by changes in the credit quality of the issuer and price changes and volatility of the stock into which the bond may be converted. The conversion feature may cause a convertible bond to be significantly more volatile than other types of fixed income investments. Convertible bonds for which the value of the conversion feature is deemed worthless are generally referred to as "busted" convertibles, and risk associated more closely approximates that of similar debt without the conversion feature.

CUSTODIAL RECEIPTS. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond. Note, because a "separate security" is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.

DEBT SECURITIES. Debt securities (e.g., bonds, notes, debentures) represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DOLLAR ROLLS. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will maintain U.S. government or other liquid assets in an amount sufficient to cover its repurchase obligation.

EQUIPMENT TRUST CERTIFICATES ("ETCs"). ETCs are issued by a trust formed to finance large purchases of equipment, such as airplanes, at favorable interest rates. Legal title on such equipment is held by a trustee. The trustee leases the equipment and sells ETCs at a small discount to the purchase price of the equipment. The lease payments are then used to pay principal and interest to the ETC holders.

EXCHANGE TRADED FUNDS ("ETFs"). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also "Investment Company Shares" below).

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

FIXED INCOME SECURITIES. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Funds' net asset value.

FLOATING RATE INSTRUMENTS. Floating rate instruments have a rate of interest that is set as a specific percentage of a designated base rate (such as LIBOR). Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated in the prospectus. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

FOREIGN SECURITIES. Foreign securities may include U.S. dollar denominated obligations or securities of foreign issuers denominated in other currencies. Possible investments include obligations of foreign corporations and other entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

In making investment decisions for the Funds, the Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Adviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. The international investments of a Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing.

FORWARD FOREIGN CURRENCY CONTRACTS. Forward foreign currency contracts involve obligations to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in the foreign currency. A Fund may realize a gain or loss from currency transactions.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. A long position is established when the Adviser purchases a stock outright and a short position is established when the Adviser sells a security that it has borrowed. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and Securities and Exchange Commission (the "SEC"), interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GUARANTEED INVESTMENT CONTRACTS (GICs). A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

HEDGING TECHNIQUES. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and option on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

HIGH YIELD SECURITIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or their unrated equivalents. The risks associated with investing in high yield securities include:

(i) High yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

(ii) The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

(iii) Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

(iv) The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Under applicable regulations, unless an exception is available, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares. Pursuant to an order issued by the SEC to iShares and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations.

INVESTMENT GRADE OBLIGATIONS. Investment grade obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, Inc., or Aaa, Aa, A or Baa by Moody's or determined to be of equivalent quality by the Adviser). Securities rated BBB or Baa represent the lowest of four levels of investment grade obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income obligation. A Fund may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an instrument grade security. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer's capacity to repay its obligation remains unchanged.

LEVERAGED BUYOUTS. The Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

LOAN PARTICIPATIONS. Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.

In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.

MEDIUM-TERM NOTES. Medium-term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described herein. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities ("MBS") are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other asset-backed securities (the "Underlying Assets"). Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are considered to be of high quality since they are considered to be instrumentalities of the United States. Each Fund will not purchase mortgage-backed securities that do not meet the above minimum credit standards. In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities. In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.

Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multiclass mortgage-backed securities, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBSs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBSs on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of a MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBSs until all other classes having an earlier stated maturity have been paid in full.

An important feature of mortgage-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the Underlying Assets (i.e., loans) generally may be prepaid at any time.

Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOs are collateralized mortgage obligations which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest only" security ("IO") receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

MUNICIPAL FORWARDS. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date (see "When-Issued Securities and Forward Commitment Securities" for more information).

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

MUNICIPAL SECURITIES. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody's, (iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are in the Adviser's judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

Municipal bonds must be rated at least BBB or better by S&P or at least Baa or better by Moody's at the time of purchase for the Tax-Exempt Bond Funds or in one of the two highest short-term rating categories by S&P or Moody's for the Tax-Exempt Money Market Fund or, if not rated by S&P or Moody's, must be deemed by the Adviser to have essentially the same characteristics and quality as bonds having the above ratings. A Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low-income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions which the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security. Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Other types of tax-exempt instruments which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to a Fund's investment limitations restricting its purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities (usually 15% of a fund's net assets, 10% for the money market funds), unless the Fund's governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by the Fund in Rule 144A Securities. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

- BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

- CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

- TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

The Funds will not purchase obligations issued by the Adviser or its affiliates.

OPTIONS. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

A Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

OTHER INVESTMENTS. The Funds are not prohibited from investing in bank obligations issued by clients of BISYS Group, Inc., the parent company of the Funds' administrator and distributor. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser.

PARALLEL PAY SECURITIES; PAC BONDS. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock that pay interest or dividends in the form of additional debt obligations or preferred stock.

PREFERRED STOCK. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES. A Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies, which service the real estate business sector, may also be affected by such risks.

Because a Fund may invest a substantial portion of its assets in REITs, a Fund may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which a Fund will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of a Fund's investments.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund's assets may be invested in second tier securities and
(ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund's total assets or $1 million. A taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies of instrumentalities) if, as a result, more than 5% of the total assets of the Fund would be invested the securities of one issuer. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

SECURITIES LENDING. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. As consistent with each Fund's investment objective, a Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

SHORT-TERM OBLIGATIONS. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.

STANDBY COMMITMENTS AND PUTS. A Money Market Fund may purchase securities at a price which would result in a yield-to-maturity lower than that generally offered by the seller at the time of purchase when it can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the writer) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Classic Institutional Cash Management Money Market Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

STRIPS. Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury securities traded through the federal book-entry system. An Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the 1940 Act, the Adviser will only purchase STRIPS for money market funds that have a remaining maturity of 397 days or less; therefore, the money market funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the money market funds.

STRUCTURED INVESTMENTS. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.

STRUCTURED NOTES. Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500(R) Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SUPRANATIONAL AGENCY OBLIGATIONS. Supranational agency obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the "World Bank"), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.

SWAP AGREEMENTS. The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TAXABLE MUNICIPAL SECURITIES. Taxable municipal securities are municipal securities the interest on which is not exempt from federal income tax. Taxable municipal securities include "private activity bonds" that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots, and low income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility's user to meet its financial obligations, and may be secured by a pledge of real and personal property so financed. Interest on these bonds may not be exempt from federal income tax.

U.S. GOVERNMENT SECURITIES

Certain investments of a Fund may include U.S. government agency securities. Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import

Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

- U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and Treasury Receipts ("TRs").

- RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

- TREASURY INFLATION PROTECTED NOTES ("TIPS"). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

- ZERO COUPON OBLIGATIONS. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

- U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See "Mortgage-Backed Securities."

- U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S.

      Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Adviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT SECURITIES. When-issued securities are securities that are delivered and paid for normally within 45 days after the date of commitment of purchase.

Although a Fund will only make commitments to purchase when-issued and forward commitment securities with the intention of actually acquiring the securities, a Fund may sell them before the settlement date. When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued and forward commitment securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

A Fund will maintain, on a daily basis, high-quality, liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

      1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

      2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

      3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.

      4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

      5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

            5.1 With respect to the money market funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

      6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

      7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

      8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed by the Funds' Board of Trustees:

      1. Any change to a Fund's investment policy to invest at least 80% of such Fund's net assets in securities of companies in a specific sector is subject to 60 days prior notice to shareholders.

      2. No Fund may purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Funds) would be invested in illiquid securities.

With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

GENERAL. Trusco Capital Management, Inc. ("Trusco" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as investment adviser to the Funds. The Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of June 30, 2004, the Adviser had discretionary management authority with respect to approximately $66.7 billion of assets under management.

ADVISORY AGREEMENTS WITH THE TRUST. The Advisory Agreements provide that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the Administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent, which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreements, after the first 2 years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreements, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the specified annual rate of each Fund's average daily net assets:

FUND                                                                            FEES
------------------------------------------------------------------------------------
Classic Institutional Cash Management Money Market Fund                         0.20%
Classic Institutional U.S. Government Securities Money Market Fund              0.20%

Classic Institutional U.S. Treasury Securities Money Market Fund                0.20%
Classic Institutional High Quality Bond Fund                                    0.50%
Classic Institutional Short-Term Bond Fund                                      0.60%
Classic Institutional Super Short Income Plus Fund                              0.50%
Classic Institutional Total Return Bond Fund                                    0.45%
Classic Institutional U.S. Government Securities Super Short Income Plus Fund   0.40%

For the period from commencement of operations to the fiscal periods ended May 31, 2004, 2003 and 2002, the Trust paid the following advisory fees:

                                                               FEES PAID ($)                   FEES WAIVED ($)
                                                     ---------------------------------   ---------------------------
FUND                                                    2004        2003        2002       2004      2003     2002
--------------------------------------------------------------------------------------------------------------------
Classic Institutional Cash Management
Money Market Fund                                    4,803,000   5,493,000   5,919,000   740,000   857,000   924,000
--------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Government
Securities Money Market Fund                         1,883,000   2,008,000   1,909,000    84,000    92,000    88,000
--------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Treasury
Securities Money Market Fund                         3,708,000   3,745,000   4,202,000   274,000   282,000   316,000
--------------------------------------------------------------------------------------------------------------------
Classic Institutional High Quality Bond Fund           195,000       *           *        57,000      *         *
--------------------------------------------------------------------------------------------------------------------
Classic Institutional Short-Term Bond Fund              94,000      68,000       2,000    68,000    48,000     2,000
--------------------------------------------------------------------------------------------------------------------
Classic Institutional Super Short Income Plus
Fund                                                   543,000     216,000       6,000   812,000   325,000     9,000
--------------------------------------------------------------------------------------------------------------------
Classic Institutional Total Return Bond Fund            57,000       *           *        29,000      *         *
--------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Government
Securities Super Short Income Plus Fund                162,000      86,000       3,000   375,000   198,000     7,000
--------------------------------------------------------------------------------------------------------------------

* Not in operation during the period.

THE ADMINISTRATOR

GENERAL. BISYS Fund Services Ohio, Inc. (the "Administrator"), serves as administrator of the Trust and is an affiliate of BISYS Fund Services, Limited Partnership, the Trust's distributor. The Administrator, an Ohio corporation, has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator and its affiliates provide administration and distribution services to other investment companies.

MASTER SERVICES AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into a master services agreement (the "Master Services Agreement") effective July 26, 2004. Under the Master Services Agreement, the Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to each Fund's operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds' activities, and certain supplemental services in connection with the Trust's obligations under the Sarbanes-Oxley Act of 2002.

The Master Services Agreement shall remain in effect for a period of five years until July 31, 2009, and shall continue in effect for successive one year periods subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. Under the Master Services Agreement, the Administrator is entitled to receive an asset-based fee for administration, fund accounting and transfer agency services of 2.75 basis points (0.0275%) on the first $25 billion in aggregate net assets of all Funds,

2.25 basis points (0.0225%) on the next $5 billion in aggregate net assets of all Funds, and 1.75 basis points (0.0175%) on the aggregate net assets of all Funds over $30 billion, plus an additional class fee of $2,500 per class per annum, applicable to each additional class of shares over 145 classes of shares.

For the period from commencement of operations to the fiscal periods ended May 31, 2004, 2003 and 2002, the Funds paid the following administration fees:

                                                               FEES PAID ($)*                              FEES WAIVED ($)*
                                                  ------------------------------------------      ----------------------------------
                   FUND                             2004             2003            2002           2004         2003         2002
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional Cash Management
Money Market Fund                                 1,578,000        1,860,000       1,674,000      321,000      328,000       684,000
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Government
Securities Money Market Fund                        504,000          546,000         488,000      170,000      177,000       200,000
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Treasury Securities
Money Market Fund                                 1,035,000        1,064,000       1,105,000      329,000      324,000       452,000
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional High Quality Bond Fund         35,000               **              **            0           **            **
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional Short-Term Bond Fund           19,000           13,000           1,000            0            0             0
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional Super Short Income Plus
Fund                                                186,000           75,000           2,000            0            0             0
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional Total Return Bond Fund         13,000               **              **            0           **            **
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Government
Securities Super Short Income Plus Fund              92,000           49,000           2,000            0            0             0
------------------------------------------------------------------------------------------------------------------------------------

* For the fiscal years ended May 31, 2004, 2003 and 2002, administration fees were paid by the Funds pursuant to an administration agreement between the Trust and SEI Investments Global Funds Services.

** Not in operation during the period.

THE DISTRIBUTOR

The Trust and BISYS Fund Services, Limited Partnership (the "Distributor") are parties to a distribution agreement dated July 26, 2004 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The Distributor is an affiliate of BISYS Fund Services Ohio, Inc., which serves as the Trust's administrator and transfer agent. The principal business address of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The Distributor receives compensation for distribution of L Shares of the Funds pursuant to a distribution and service plan (the "L Plan") as described below. In addition, the Distributor receives compensation for shareholder services provided to Corporate Trust Shares, Institutional Shares, and T Shares of the Funds pursuant to a shareholder service plan and agreement as described below.

After the initial two year term, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days written notice by either party.

The Distributor and/or its affiliates, may finance from their own resources, certain activities intended to result in the distribution of the Trust's shares. The Distributor, at its expense, may provide additional compensation to dealers in connection with sales of the Trust's shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, to the extent permissible, this compensation may be made available only to certain dealers. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives to locations appropriate to the purpose of the meeting for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its shareholders.

L SHARES DISTRIBUTION AND SERVICE PLAN.

The Distribution Agreement and the L Plan adopted by the Trust provide that L Shares of each applicable Fund will pay the Distributor a fee of up to 0.75% of the average daily net assets of that Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to L Shares shareholders or their customers who beneficially own L Shares. In addition, L Shares are subject to a service fee of up to 0.25% of the average daily net assets of the L Shares of each Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the L Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the L Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the disinterested Trustees. The L Plan requires that quarterly written reports of amounts spent under the L Plan, and the purposes of such expenditures be furnished to and reviewed by the Trustees. The L Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the L Plan will require approval by a majority of the Trustees of the Trust and of the disinterested Trustees.

There is no sales charge on purchases of L Shares, but L Shares are subject to a contingent deferred sales charge if they are redeemed within one year of purchase. Pursuant to the Distribution Agreement and the L Plan, L Shares are subject to an ongoing distribution and service fee calculated on each of the Funds' aggregate average daily net assets attributable to its L Shares.

For the fiscal year ended May 31, 2004 and 2003, the Classic Institutional U.S. Government Securities Super Short Income Plus Fund paid $95,000 and $3,000, respectively, pursuant to the L Plan.

SHAREHOLDER SERVICING PLANS. The Trust has adopted shareholder service plans for the Corporate Trust Shares, the Institutional Shares, and the T Shares (collectively, the "Service Plan"). Under the Service Plan, a Fund will pay SunTrust Bank ("SunTrust") a fee of up to 0.25% of the average daily net assets attributable to the Corporate Trust Shares or Institutional Shares or 0.40% of the average daily net assets attributable to the T Shares. SunTrust may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following amount pursuant to the Service Plan:

                                                          FEES - AMOUNT PAID ($)                     FEES - AMOUNT WAIVED ($)
                                                ------------------------------------------      ----------------------------------
                   FUND                           2004              2003           2002           2004         2003         2002
----------------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Treasury
Securities Money Market Fund - Corporate
Trust Shares                                    2,947,000         2,928,000      3,492,000            0             0        0
----------------------------------------------------------------------------------------------------------------------------------
Classic Institutional High Quality Bond
Fund - Institutional Shares                        11,000                 *              *       20,000             *        *
----------------------------------------------------------------------------------------------------------------------------------
Classic Institutional High Quality Bond
Fund - T Shares                                   111,000                 *              *       41,000             *        *
----------------------------------------------------------------------------------------------------------------------------------
Classic Institutional Short-Term Bond Fund
- Institutional Shares                                  0                 0              0       68,000        48,000        0
----------------------------------------------------------------------------------------------------------------------------------
Classic Institutional Super Short Income
Plus Fund- Institutional Shares                         0                 0              0      360,000       230,000        0
----------------------------------------------------------------------------------------------------------------------------------
Classic Institutional Super Short Income
Plus Fund- T Shares                               254,000            33,000              *       63,000         8,000        *
----------------------------------------------------------------------------------------------------------------------------------
Classic Institutional Total Return Bond
Fund - Institutional Shares                             0                 *              *       16,000             *        *
----------------------------------------------------------------------------------------------------------------------------------
Classic Institutional Total Return Bond
Fund - T Shares                                    22,000                 *              *       17,000             *        *
----------------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Government
Securities Super Short Income Plus Fund-
Institutional Shares                                    0                 0              0      224,000       174,000        0
----------------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Government
Securities Super Short Income Plus Fund-
T Shares                                                *                 *              *            *             *        *
----------------------------------------------------------------------------------------------------------------------------------

* Not in operation during the period.

THE TRANSFER AGENT

BISYS Funds Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 serves as the Trust's transfer agent.

THE CUSTODIAN

SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended May 31, 2004, PricewaterhouseCoopers LLP, served as independent registered public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Trust's forty-six series, which includes series not described in this SAI. Each Trustee also serves as Trustee for each of the seven series of the STI Classic Variable Trust. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

THOMAS GALLAGHER (DOB 11/25/47) - Trustee - Mr. Gallagher has served since May 2000, and has no set term. He is President and CEO of Genuine Parts Company. His other directorships include: Director, Shepherd Center; Director, NAPA; Director, Genuine Parts Company; Director, Oxford Industries; Director, Stone Mountain Industrial Park; and Trustee, The Lovett School.

F. WENDELL GOOCH (DOB 12/03/32) - Trustee - Mr. Gooch has served since May 1992, and has no set term. He is retired, and currently serves as a Trustee on the Board of Trustees of the SEI Family of Funds and The Capitol Mutual Funds.

JAMES O. ROBBINS (DOB 7/04/42) - Trustee - Mr. Robbins has served since May 2000, and has no set term. He has been the President and Chief Executive Officer of Cox Communications, Inc. since 1985. His other directorships include:
Director, Cox Communications; Director, National Cable and Telecommunications Association; Director, Discovery Channel; Director, Cable Labs; Director, C-Span; and Trustee, St. Paul's Schools.

JONATHAN T. WALTON (DOB 3/28/30) - Trustee - Mr. Walton has served since February 1998, and has no set term. He is retired, and currently serves as a Trustee of the W.K Kellogg Foundation.

RICHARD W. COURTS, II (DOB 1/18/36) - Trustee* - Mr. Courts has served since November 2001, and has no set term. He is currently the Chairman of the Board of Atlantic Investment Company. His other directorships include: Director, Cousins Properties, Inc.; Director, Genuine Parts Company; Director, Piedmont Hospital; Director, SunTrust Bank, Atlanta; Chairman, Courts Foundation; and Chairman, J. Bulow Campbell Foundation.

CLARENCE H. RIDLEY (DOB 6/03/42) - Trustee* - Mr. Ridley has served since November 2001, and has no set term. He is currently the Chairman of the Board of Haverty Furniture Companies. He was a partner at King and Spalding LLP (law firm) from 1977 to 2000. His other directorships include: Director, Crawford & Co.; Director, Pike's Family Nurseries, Inc.; Trustee, St. Joseph's Health System, Inc.; Director, High Museum of Atlanta.

----------------------------
* Messrs. Courts and Ridley each may be deemed an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.

BOARD COMMITTEES. The Board has established the following committees:

- AUDIT COMMITTEE. The Board's Audit Committee is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed Trust fiscal year.

- NOMINATING COMMITTEE. The Board's Nominating Committee is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "1934 Act"), in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Nominating Committee. Mr. Gooch is Chairman of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed Trust fiscal year.

- FAIR VALUE PRICING COMMITTEE. The Board has established the Trust's Fair Value Pricing Committee, which is composed of a Trustee, as a non-voting member, and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met 30 times in the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreements must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Trust's Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's profitability from its Fund-related operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser's reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreements are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Trust; and (c) agreed to renew the Agreements for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1 % of the outstanding shares of the Trust.

                                                           AGGREGATE DOLLAR RANGE
                                                              OF SHARES IN ALL
                                                            INVESTMENT COMPANIES
                                                           OVERSEEN BY TRUSTEE IN
                                                                 FAMILY OF
   NAME OF TRUSTEE         DOLLAR RANGE OF FUND SHARES*    INVESTMENT COMPANIES*
---------------------------------------------------------------------------------
Richard W. Courts, II                  None                         None
---------------------------------------------------------------------------------
Thomas Gallagher                       None                    $10,001-$50,000
---------------------------------------------------------------------------------
F. Wendell Gooch                       None                   $50,001-$100,000
---------------------------------------------------------------------------------
Clarence H. Ridley                     None                         None
---------------------------------------------------------------------------------
James O. Robbins                       None                         None
---------------------------------------------------------------------------------
Jonathan T. Walton                     None                   $50,001-$100,000
---------------------------------------------------------------------------------

* Valuation date is December 31, 2003.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

                                           PENSION OR           ESTIMATED
                                       RETIREMENT BENEFITS    ANNUAL BENEFIT         TOTAL COMPENSATION FROM
                          AGGREGATE     ACCRUED AS PART OF         UPON                 THE TRUST AND FUND
   NAME OF TRUSTEE      COMPENSATION      FUND EXPENSES         RETIREMENT                  COMPLEX*
------------------------------------------------------------------------------------------------------------------
Richard W. Courts, II      $38,500              N/A                 N/A         $42,000 for services on two boards
------------------------------------------------------------------------------------------------------------------
Thomas Gallagher           $46,000              N/A                 N/A         $50,500 for services on two boards
-----------------------------------------------------------------------------------------------------------------
F. Wendell Gooch           $38,500              N/A                 N/A         $42,000 for services on two boards
-----------------------------------------------------------------------------------------------------------------
Clarence H. Ridley         $40,000              N/A                 N/A         $43,500 for services on two boards
------------------------------------------------------------------------------------------------------------------
James O. Robbins           $38,500              N/A                 N/A         $42,000 for services on two boards
------------------------------------------------------------------------------------------------------------------
Jonathan T. Walton         $40,000              N/A                 N/A         $43,500 for services on two boards
------------------------------------------------------------------------------------------------------------------

*     The "Fund Complex" consists of the Trust and the STI Classic Variable
      Trust.

TRUST OFFICERS. The executive officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each executive officer is BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. The officers of the Trust may also serve as officers to one or more mutual funds for which BISYS Fund Services or its affiliates act as administrator, distributor or transfer agent. None of the officers receive compensation from the Trust for their services.

R. JEFFREY YOUNG (DOB 08/22/64) - President - Senior Vice President, Relationship Management, BISYS Fund Services since April 2002. Vice President, Client Services, BISYS Fund Services from May 1997 to April 2002.

BRYAN C. HAFT (DOB 01/23/65) - Treasurer and Chief Financial Officer - Vice President, Financial Administration, BISYS Fund Services since July 2000. Director, Administration Services, BISYS Fund Services from May 1998 to July 2000.

DEBORAH A. LAMB (10/02/52) - Executive Vice President, Assistant Secretary, and Chief Compliance Officer - 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 - Chief Compliance Officer and Managing Director of Trusco Capital Management, Inc. since March 2003 and President of Investment Industry Consultants, LLC since June 2000. Director of Compliance at INVESCO, Inc. from March 1995 to June 2000.

KATHLEEN LENTZ (04/09/60) - Vice President and Assistant Secretary - 303 Peachtree Center Avenue, Suite 340, Atlanta, Georgia 30308 - Vice President and Manager of Special Entities in Financial Intelligence Unit of SunTrust Bank since 2002. Vice President of the Third Party Mutual Funds Unit of SunTrust Bank from 1996 to 2002.

ALAINA V. METZ (DOB 04/07/67) - Assistant Secretary - Vice President, Blue Sky Compliance, BISYS Fund Services since January 2002. Chief Administrative Officer, Blue Sky Compliance at BISYS Fund Services from June 1995 to January 2002.

JULIE M. POWERS (DOB 10/08/67) - Assistant Secretary - Senior Paralegal, Legal Services, BISYS Fund Services since June 2000. Paralegal of Phillips, Lytle, Hitchcock, Blaine & Huber LLP from March 1998 to June 2000.

TRACI THELEN (DOB 02/14/73) - Secretary - Counsel, Legal Services, BISYS Fund Services since July 2004. General Counsel of ALPS Mutual Funds Services, Inc., from May 2002 to July 2004, after serving as Associate Counsel from October 1999 to May 2002.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

While the Trust does not accept cash as payment for Fund shares, it is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or officers of the Trust or employees of the Adviser.

"Immediate family" means a spouse, mother, father, mother-in-law, father-in-law or children (including step-children) age 21 years or under.

If determined to be in the best interests of shareholders, the Trust also reserves the right to impose a redemption fee of up to 2% on Market Timers as described in the Trust's prospectuses payable directly to the Fund.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rules 2a-4 and 2a-7 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

AMORTIZED COST METHOD OF VALUATION. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures, which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds one-half of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their investors. No attempt is made to present a detailed explanation of the federal tax treatment of a Fund or its investors, and the discussion here and in the Trust's prospectuses is not intended as a substitute for careful tax planning.

FEDERAL INCOME TAX

This discussion of federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies but can make no assurances that distributions will be sufficient to avoid this tax.

If a Fund fails to maintain qualification as a RIC for a tax year, that Fund will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund's current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. The board reserve the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund, and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by a Fund.

The Funds receive income generally in the form of interest derived from Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to shareholders. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders at rates applicable to long-term capital gains. In general, the Funds do not expect to receive any dividend income from corporations. Therefore, none of the Funds' distributions is expected to be eligible for the corporate dividends received deduction or for the lower tax rates applicable to qualified dividend income.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.

Sale, Redemption or Exchange of Fund Shares

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal, state and local income tax purposes.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who holds their shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to investors and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in Government National Mortgage Association and Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collaterized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, an Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

BROKERAGE TRANSACTIONS. The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to a Fund or account generating the brokerage.

As provided in the 1934 Act, higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other renumeration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

For the fiscal year ended May 31, 2004, 2003 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

                                                    AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID ($)
                                                    ---------------------------------------------------------
                   FUND                               2004                     2003                    2002
-------------------------------------------------------------------------------------------------------------
Classic Institutional Cash Management
Money Market Fund                                    201,722                 272,676                 208,247
-------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Government
Securities Money Market Fund                         133,911                 157,997                 123,866
-------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Treasury Securities
Money Market Fund                                    751,820                 719,903                 835,499
-------------------------------------------------------------------------------------------------------------
Classic Institutional High Quality Bond Fund             864                       *                       *
-------------------------------------------------------------------------------------------------------------
Classic Institutional Short-Term Bond Fund                 0                       0                       0
-------------------------------------------------------------------------------------------------------------
Classic Institutional Super Short Income Plus
Fund                                                  10,693                   6,802                 270,303
-------------------------------------------------------------------------------------------------------------
Classic Institutional Total Return Bond Fund             364                       *                       *
-------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Government
Securities Super Short Income Plus Fund                6,955                   4,929                     270
-------------------------------------------------------------------------------------------------------------

* Not in operation during the period.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. With respect to transactions in equity securities, the Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information, which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering, In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown reflect fees paid in connection with Fund repurchase agreement transactions.

                                                                   PERCENTAGE OF TOTAL                 PERCENTAGE OF TOTAL
                          AGGREGATE DOLLAR AMOUNT OF                    BROKERAGE                          BROKERAGE
                            BROKERAGE COMMISSIONS                  COMMISSIONS PAID TO               TRANSACTIONS EFFECTED
                              PAID TO AFFILIATED                    AFFILIATED BROKERS                THROUGH AFFILIATED
                                 BROKERS ($)                               (%)                             BROKERS (%)
                      -----------------------------------      ----------------------------      -----------------------------
        FUND           2004          2003         2002         2004       2003         2002      2004        2003         2002
------------------------------------------------------------------------------------------------------------------------------
Classic
Institutional Cash
Management
Money Market
Fund                  201,722       272,676       208,247       100         100         100       100         100          100
------------------------------------------------------------------------------------------------------------------------------
Classic
Institutional U.S.
Government
Securities Money
Market Fund           133,911       157,997       123,866       100         100         100       100         100          100
------------------------------------------------------------------------------------------------------------------------------
Classic
Institutional U.S.
Treasury
Securities Money
Market Fund           751,820       719,903       835,499       100         100         100       100         100          100
------------------------------------------------------------------------------------------------------------------------------
Classic
Institutional High
Quality Bond
Fund                      864             *             *       100           *           *       100           *            *
------------------------------------------------------------------------------------------------------------------------------
Classic
Institutional
Short-Term Bond
Fund                        0             0             0       N/A         N/A         N/A       N/A         N/A          N/A
------------------------------------------------------------------------------------------------------------------------------
Classic
Institutional
Super Short
Income Plus Fund       10,693         6,802           303       100         100         100       100         100          100
------------------------------------------------------------------------------------------------------------------------------
Classic
Institutional Total
Return Bond
Fund                      364             *             *       100           *           *       100           *            *
------------------------------------------------------------------------------------------------------------------------------
Classic
Institutional U.S.
Government
Securities Super
Short Income
Plus Fund               6,955         4,909           270       100         100         100       100         100          100
------------------------------------------------------------------------------------------------------------------------------

* Not in operation during the period.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act), which the Funds may hold at the close of their most recent fiscal year. As of May 31, 2004(In 000's):

                                                            Security
                         Fund                                 Type                  Security                     Holdings
                         ----                                 ----                  --------                     --------
Classic Institutional Cash Management Money Market Fund       Bond        Morgan Stanley Dean Witter, Inc.       $ 55,000
Classic Institutional Cash Management Money Market Fund       Bond        Credit Suisse First Boston             $ 40,000
                                                                          Corporation
Classic Institutional Cash Management Money Market Fund       Bond        Merrill Lynch, Inc.                    $ 31,424
Classic Institutional Cash Management Money Market Fund       Bond        Lehman Brothers, Inc.                  $ 31,262
Classic Institutional Cash Management Money Market Fund       Bond        Abn Amro Financial Services, Inc.      $ 19,237
Classic Institutional Cash Management Money Market Fund       Bond        Ubs Warburg Painewebber Inc.           $ 16,359
Classic Institutional U.S. Government Securities Money        Bond        Merrill Lynch, Inc.                    $ 25,134
Market Fund
Classic Institutional U.S. Government Securities Money        Bond        Lehman Brothers, Inc.                  $ 22,691
Market Fund
Classic Institutional U.S. Government Securities Money        Bond        Abn Amro Financial Services, Inc.      $ 22,514
Market Fund
Classic Institutional U.S. Government Securities Money        Bond        Ubs Warburg Paine Webber, Inc.         $ 12,689
Market Fund
Classic Institutional U.S. Government Securities Money        Bond        Morgan Stanley Dean Witter, Inc.       $  8,756
Market Fund
Classic Institutional U.S. Treasury Securities Money Market   Bond        Abn Amro Financial Services, Inc.      $229,578
Fund
Classic Institutional U.S. Treasury Securities Money Market   Bond        Ubs Warburg Painewebber                $287,411
Fund
Classic Institutional U.S. Treasury Securities Money Market   Bond        Lehman Brothers, Inc.                  $ 86,773
Fund
Classic Institutional U.S. Treasury Securities Money Market   Bond        Deutsche Bank                          $ 86,434
Fund
Classic Institutional U.S. Treasury Securities Money Market   Bond        Salomon Smith Barney, Inc.             $ 73,749
Fund
Classic Institutional U.S. Treasury Securities Money Market   Bond        Morgan Stanley Dean Witter, Inc.       $ 62,193
Fund
Classic Institutional U.S. Treasury Securities Money Market   Bond        JP Morgan Chase Bank                   $ 59,757
Fund
Classic Institutional U.S. Treasury Securities Money Market   Bond        Merrill Lynch, Inc.                    $ 57,163
Fund
Classic Institutional High Quality Bond Fund                  Bond        Morgan Stanley Dean Witter, Inc.       $  4,879
Classic Institutional High Quality Bond Fund                  Bond        Chase Securities, Inc.                 $  2,675
Classic Institutional High Quality Bond Fund                  Bond        Salomon Smith Barney, Inc.             $  2,308
Classic Institutional High Quality Bond Fund                  Bond        Merrill Lynch, Inc.                    $  1,562
Classic Institutional Short-Term Bond Fund                    Bond        Salomon Smith Barney, Inc.             $  1,125
Classic Institutional Short-Term Bond Fund                    Bond        Merrill Lynch, Inc.                    $    430
Classic Institutional Short-Term Bond Fund                    Bond        Chase Securities, Inc.                 $    360
Classic Institutional Short-Term Bond Fund                    Bond        Credit Suisse First Boston             $    343
                                                                          Corporation
Classic Institutional Short-Term Bond Fund                    Bond        Morgan Stanley Dean Witter, Inc.       $    238
Classic Institutional Short-Term Bond Fund                    Bond        Lehman Brothers, Inc.                  $    233
Classic Institutional Super Short Income Plus Fund            Bond        Merrill Lynch, Inc.                    $  9,307
Classic Institutional Super Short Income Plus Fund            Bond        Abn Amro Financial Services, Inc.      $  4,743
Classic Institutional Super Short Income Plus Fund            Bond        Chase Securities, Inc.                 $  4,059
Classic Institutional Super Short Income Plus Fund            Bond        Ubs Warburg Painewebber, Inc.          $  3,306
Classic Institutional Super Short Income Plus Fund            Bond        Morgan Stanley Dean Witter, Inc.       $  2,502
Classic Institutional Super Short Income Plus Fund            Bond        Credit Suisse First Boston             $  2,004
                                                                          Corporation
Classic Institutional Super Short Income Plus Fund            Bond        Salomon Smith Barney Inc.              $  1,501
Classic Institutional Total Return Bond Fund                  Bond        Salomon Smith Barney, Inc.             $    838

Classic Institutional Total Return Bond Fund                  Bond        Chase Securities, Inc.                 $    780
Classic Institutional Total Return Bond Fund                  Bond        Merrill Lynch, Inc.                    $    494
Classic Institutional Total Return Bond Fund                  Bond        Morgan Stanley Dean Witter, Inc.       $    277

PORTFOLIO TURNOVER RATE

Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments such as money market instruments and repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Funds' most recently completed fiscal period ended May 31, 2004, the portfolio turnover rate for each of the non-money market Funds was as follows:

                         FUND                                                                 TURNOVER RATE(%)
                         ----                                                                 ----------------
Classic Institutional High Quality Bond Fund                                                         31%
Classic Institutional Short-Term Bond Fund                                                           70%
Classic Institutional Super Short Income Plus Fund                                                   83%
Classic Institutional Total Return Bond Fund                                                        121%
Classic Institutional U.S. Government Securities Super Short Income Plus Fund                       109%

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rate share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent wit the federal securities laws.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust and the Adviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor's Code of Ethics requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Code of Ethics are on file with the SEC and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.

Information regarding how the Funds' voted proxies during the most recent twelve-month period ended June 30 has been filed with the SEC on Form N-PX. The Funds' proxy voting record is available on the Funds' website at www.sticlassicfunds.com, and without charge upon request by calling (800) 428-6970, or by writing to the Funds at STI Classic Funds, c/o BISYS Fund Services, Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219. The Funds' proxy voting record is also available on the SEC's website at www.sec.gov.

5% AND 25% SHAREHOLDERS

As of September 1, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares of the Institutional Class of the Funds were held for the record owner's fiduciary, agency or custodial customers.

                                                                   NUMBER OF                           % OF
          FUND                      NAME AND ADDRESS                SHARES                CLASS        CLASS
-------------------------------------------------------------------------------------------------------------
Classic Institutional Cash      SUNTRUST CAPITAL MARKETS        1,281,546,711.37      Institutional     49.11%
Management Money                ACH                                                      Shares
Market Fund                     303 PEACHTREE ST
                                ATTN ANITA WOODS CTR 3910
                                ATLANTA, GA. 30308-3201
-------------------------------------------------------------------------------------------------------------
Classic Institutional Cash      SUNTRUST BANK                   1,213,220,875.41      Institutional
Management Money                MAIL CENTER 3133                                         Shares         46.49%
Market Fund                     PO BOX 105504
                                ATTN SUSAN GRIDER
                                ATLANTA, GA. 30348-5504
-------------------------------------------------------------------------------------------------------------
Classic Institutional High      TRUSTMAN                           3,545,331.655      Institutional    100.00%
Quality Bond Fund               SUNTRUST BANKS                                           Shares
                                PO BOX 105870
                                ATLANTA, GA. 30348-5870
-------------------------------------------------------------------------------------------------------------
Classic Institutional High      TRUSTMAN                            12,126,740.2        T Shares       100.00%
Quality Bond Fund               SUNTRUST BANKS
                                PO BOX 105870
                                ATLANTA, GA. 30348-5870
-------------------------------------------------------------------------------------------------------------
Classic Institutional Short     TRUSTMAN                           3,355,542.944      Institutional    100.00%
Term Bond Fund                  SUNTRUST BANKS
                                PO BOX 105870
                                ATLANTA, GA. 30348-5870
-------------------------------------------------------------------------------------------------------------
Classic Institutional Super     TRUSTMAN                           49,406,011.81      Institutional    100.00%
Short Income Plus Fund          SUNTRUST BANKS
                                PO BOX 105870
                                ATLANTA, GA. 30348-5870
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Classic Institutional Super     TRUSTMAN                          71,918,400.945        T Shares       100.00%
Short Income Plus Fund          SUNTRUST BANKS
                                PO BOX 105870
                                ATLANTA, GA 30348-5870
-------------------------------------------------------------------------------------------------------------
Classic Institutional Total     TRUSTMAN                            1,051,288.81      Institutional    100.00%
Return Bond Fund                SUNTRUST BANKS                                           Shares
                                PO BOX 105870
                                ATLANTA, GA. 30348-5870
-------------------------------------------------------------------------------------------------------------
Classic Institutional Total     TRUSTMAN                           3,254,984.861        T Shares       100.00%
Return Bond Fund                SUNTRUST BANKS
                                PO BOX 105870
                                ATLANTA, GA. 30348-5870
-------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.      SUNTRUST BANK                     549,787,544.49      Institutional     60.57%
Government Securities           MAIL CENTER 3133                                         Shares
Money Market Fund               P O BOX 105504
                                ATTN SUSAN GRIDER
                                ATLANTA, GA. 30348-5504
-------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.      SUNTRUST CAPITAL MARKETS          357,926,984.85      Institutional     39.43%
Government Securities           ACH                                                      Shares
Money Market Fund               303 PEACHTREE ST
                                ATTN ANITA WOODS CTR 3910
                                ATLANTA, GA. 30308-3201
-------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.      TRUSTMAN                          32,519,705.394      Institutional
Government Securities           SUNTRUST BANKS                                           Shares         69.03%
Super Short Income Plus         P O BOX 105870
Fund                            ATLANTA, GA. 30348-5870
-------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.      NATIONAL PUBLIC RADIO INC         14,589,046.376      Institutional     30.97%
Government Securities           635 MASSACHUSETTS AVE                                    Shares
Super Short Income Plus         ATTN JAMES ELDER
Fund                            WASHINGTON, D.C. 20001-3740
-------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.      NFSC FEBO   DFL-085103             2,499,848.814        L Shares        99.19%
Government Securities           GEORGE M CHURCH
Super Short Income Plus         29 DULANEY HILL CT
Fund                            COCKEYSVILLE, MD. 21030
-------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.      SUNTRUST CAPITAL MARKETS          241,573,256.41      Institutional     53.28%
Treasury Securities Money       ACH                                                      Shares
Market Fund
-------------------------------------------------------------------------------------------------------------

                                303 PEACHTREE ST
                                ATTN ANITA WOODS CTR 3910
                                ATLANTA, GA. 30308-3201
-------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.      SUNTRUST BANKS                    159,776,693.58      Institutional     35.24%
Treasury Securities Money       MAIL CENTER 3133                                         Shares
Market Fund                     P O BOX 105504
                                ATTN SUSAN GRIDER
                                ATLANTA, GA. 30348-5504
-------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.      NATIONAL FINANCIAL                  52,066,403.9      Institutional     11.48%
Treasury Securities Money       SERVICES CORP                                            Shares
Market Fund                     EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN MUTUAL FUNDS DEPT
                                NEW YORK, NY. 10281-5503
-------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.      SUNTRUST BANK                   1,306,343,430.35        Corporate      100.00%
Treasury Securities Money       MAIL CENTER 3133                                      Trust Shares
Market Fund                     P 0 BOX 105504
                                ATTN SUSAN GRIDER
                                ATLANTA, GA. 30348-5504
-------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

The financial statements for the Trust's fiscal year ended May 31, 2004, including notes thereto and the reports of PricewaterhouseCoopers, LLP thereon, are herein incorporated by reference. A copy of the 2004 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard & Poor's Ratings Group (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's Investor Services, Inc. ("Moody's") have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -     Leading market positions in well-established industries.

         -     High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson Bank Watch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination, In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                   APPENDIX B

[TRUSCO CAPITAL MANAGEMENT LOGO]

TRUSCO CAPITAL MANAGEMENT PROXY DISCLOSURE TO THE STI CLASSIC FUNDS SHAREHOLDERS

Dear Shareholders:

Securities and Exchange Commission rules under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under our current contractual agreement, Trusco Capital Management, Inc. ("Trusco"), is authorized to vote proxies on behalf of the STI Classic Funds.

The rules require an investment company to adopt policies and procedures reasonably designed to ensure that the fund: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures and how to obtain copies; 3) discloses how clients may obtain information about proxy votes cast; and 4) maintains appropriate records relating to actual proxy voting.

The STI Classic Funds' board has delegated voting authority to Trusco and accordingly has adopted Trusco's proxy voting policies.

Trusco's existing Proxy Voting Committee ("Committee") is structured to seek to ensure compliance with all of the requirements. After an extensive review, the Committee determined that the use of a professional proxy voting agency would be the most efficient and effective course of action to accommodate certain portions of the regulations. The Committee conducted comprehensive due diligence of the most respected proxy voting agencies in the industry and chose to hire Institutional Shareholder Services ("ISS") as Trusco's agent to assist us with meeting the administrative, clerical and recordkeeping aspects of our fiduciary obligations.

Several of the determining factors in choosing ISS as an agent to provide such services included its excellent research tools and advanced, state of the art technical and system support.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company's organizational structure, executive and operational management, structure of the board of directors, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions.

To address material conflicts of interest, as defined by SEC regulations, involving Trusco relationships, the Committee will engage the services of an independent fiduciary voting service to vote on any proxies for securities for which the Committee determines a material conflict of interest exists so as to provide shareholders with the most beneficial and objective proxy voting possible.

Material conflicts might occur, for example, (1) in the case of securities of a company where a director or officer may serve as an independent director on Trusco's, SunTrust Banks, Inc. ("SunTrust") or a related SunTrust affiliate's board of directors or (2) where an issuer has substantial banking or other financial relationships with Trusco and/or SunTrust, or a SunTrust affiliate.

If the Committee engages an independent fiduciary voting service to perform the voting analysis, ISS, as our agent for administrative, clerical and recordkeeping proxy services, will then vote the shares according to the directions of the independent fiduciary. Trusco will have no power to participate in, alter or change the decision or final vote for any proxy matters entrusted to the properly appointed independent fiduciary.

Please be assured that although Trusco has engaged ISS to assist with physical proxy voting matters, we retain the primary obligation of proxy voting and will review all issues and actively monitor all information prior to determining each vote placed on behalf of shareholders. Trusco will continue to utilize available resources in order to make well-informed, qualified proxy vote decisions.

Further information, such as copies of Trusco's Proxy Policies and Procedures and voting records of the STI Classic Funds, may be obtained without charge by contacting the STI Classic Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com. The policies and procedures are also available in the STI Classic Funds' Statement of Additional Information. Actual voting records will also be filed and available on the SEC's website.

Again, please know that, as with all matters relating to the STI Classic Funds, we at Trusco take our fiduciary proxy voting obligations very seriously, and will continue to do our utmost to protect the interests of each and every shareholder.

Regards,

Trusco Capital Management, Inc.

                                                                         07/2004

            TRUSCO CAPITAL MANAGEMENT, INC PROXY POLICY

                                POLICY STATEMENT

Trusco Capital Management, Inc. ("Trusco") has a Proxy Committee ("Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and mutual funds. The Committee will annually (or more often if needed) review, reaffirm and amend guidelines, strategies and proxy policies for all domestic and international clients, funds and product lines.

Trusco, after an extensive review of service providers including size, experience and independence, has contracted with Institutional Shareholder Services ("ISS") as its agent to provide administrative, clerical, and functional and recordkeeping services and support related to the firm's proxy voting processes/procedures, which include, but are not limited to:

      1. Collection and coordination of proxy material from each custodian for each Trusco client's account, including Trusco's mutual fund clients.

      2. Facilitating the mechanical act of proxy voting, reconciliation, and disclosure for each Trusco client's accounts, including Trusco's mutual fund clients, in accordance with Trusco's proxy policies and the Committee's direction.

      3. Required record keeping and voting record retention of all Trusco proxy voting on behalf Trusco's clients, including Trusco's mutual fund clients.

As reflected in our specific Trusco proxy policies, the Committee will affirmatively vote proxies for proposals that, as interpreted, are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions.

The Committee will, at all times, retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. This information will, as needed, be communicated to ISS as agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS capabilities as agent for the services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.

               AN INDEPENDENT, OBJECTIVE APPROACH TO PROXY ISSUES

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Trusco discretionary investment management clients and Trusco managed mutual funds, such as the STI Classic Funds.

As indicated above, the Committee utilizes the services of an independent third party agent, ISS, to assist with facilitating the administrative, clerical, functional and recordkeeping duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Trusco maintains proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to "Taft Hartley" plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as it is an ERISA based policy.

Trusco provides and maintains the following standard proxy voting policies:

-     Trusco U.S. Domestic Proxy Policy (an ERISA based policy)

-     Trusco Taft Hartley Proxy Policy

-     Trusco Global/International Proxy Policy

Brief summaries and extended summaries are available for the Trusco Taft Hartley Proxy Policy and the Trusco Global/International Proxy Policy; and full complete versions of all of these policies are available as described below.

The Committee will obtain and review all information regarding each issuer's proxy related material as it recognizes that there may not be one decision that is right for all situations and that each proxy vote must be evaluated on its own merits. Although this typically means that some proxy issues are voted on a case-by-case basis, the Committee utilizes the firm's pre-determined proxy voting policies and guidelines whenever possible to ensure consistency and relevancy with the overall proxy voting process. For example, some factors that are considered include an in-depth look at each company's organizational structure; executive and operating management styles, board of directors structure, corporate culture and governance processes, implicit and explicit social and economic product benefits, and the impact or economic implications of the available alternatives.

                              EXCEPTIONS TO POLICY

The guidelines as outlined herein generally do not apply where Trusco has contracted discretionary investment management and the authority to vote shares to a properly appointed subadvisor such as may be the case in some managed, separate, or wrap accounts.

In those situations proxy votes cast by the subadvisor will be governed by the subadvisor's own proxy voting policies and procedures. The Committee will annually review the sub advisor's proxy voting policies and procedures.

Trusco will retain voting responsibilities for its mutual fund clients unless it specifically delegates proxy voting responsibility to a properly appointed subadvisor.

                              CONFLICTS OF INTEREST

Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc., and its affiliates, occasions may from time to time arise in which the Committee believes that a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.Examples of material conflicts of interest that may arise include those where the shares to be voted involve:

Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., Coca-Cola Enterprises, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc. or its affiliates, may have a similar on-going non-investment management associated relationship.

      1. An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc. or any of its affiliates.

      2. An issuer having substantial and numerous banking, investment or other financial relationships with Trusco, SunTrust Banks, Inc. or its affiliates.

      3. A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or its affiliates

Although Trusco utilizes a pre-determined proxy voting policy, a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

      1.    Retain an independent fiduciary to vote the shares.

      2. Send the proxy material to the client (in the case of mutual funds, the funds' shareholders) so he or she may vote the proxies.

Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

                           SECURITIES LENDING PROGRAM

Trusco also manages assets for several clients (including mutual funds, such as the STI Classic Funds) who engage in "security lending" programs. Security lending is where the clients or funds loan stock in their accounts or portfolio to various broker-dealers and collect interest based on the underlying value of the position. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of retrieving the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material by the Committee, Trusco will initiate a total recall of the shares on loan to vote accordingly.

ADDITIONAL INFORMATION

TRUSCO CLIENTS:

Extended summaries of TRUSCO CAPITAL MANAGEMENT, INC.'S U.S. DOMESTIC PROXY POLICY (an ERISA based policy), TAFT HARTLEY PROXY POLICY, and GLOBAL/INTERNATIONAL PROXY POLICY and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact Trusco Capital Management, Inc, Attn: Proxy Voting Committee Administrator, 50 Hurt Plaza, 14th Floor, Atlanta, Georgia, 30303, by telephone at 404.827.6177, or via e-mail at: PMP.operations@truscocapital.com.

STI CLASSIC FUNDS SHAREHOLDERS:

The above information as it relates to the STI Classic Funds is available to fund shareholders by contacting the STI Classic Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com.

                                                                         02/2004

                            TRUSCO CAPITAL MANAGEMENT
                      TAFT-HARTLEY PROXY VOTING GUIDELINES

The Trusco Capital Management Taft-Hartley Voting Policy is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Trusco Taft-Hartley voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. Trusco will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a "worker-owner view of value."

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses - all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

      -     Corporate policies that affect job security and wage levels;

      - Corporate policies that affect local economic development and stability;

      -     Corporate responsibility to employees and communities; and

      -     Workplace safety and health issues.

All votes will be reviewed on a case-by-case basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that - guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered "routine", outlined in the following pages are general voting parameters for various types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).

I) BOARD OF DIRECTORS PROPOSALS

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Trusco holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes on entire board of directors take into account factors that include:

      -     Company performance relative to its peers;

      -     Lack of majority independent board;

      -     Board diversity;

      - Executive compensation-related (excessive salaries/bonuses/pensions, stock option repricing, misallocation of corporate funds, etc.);

      -     Failure of board to respond to majority shareholder votes.

Votes on individual director nominees are made on a case-by-case basis, taking into account factors that include:

      -     Poor attendance;

      - Independence of the key board committees (audit, compensation, and nominating);

      -     Performance of the key board committees;

      -     Failure to establish key board committees; and

      -     Interlocking directorships.

CEO SERVING AS CHAIRMAN: a principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company's CEO.

Generally vote FOR proposals recommending that the positions of chairman and CEO be combined..

Several considerations for a joint position include::

- Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

-     Majority of independent directors on board

-     Independent key committees

-     Committee chairpersons nominated by the independent directors

-     Established governance guidelines

-     Company performance and structure

-     Effectiveness of senior officers and board members.

Generally vote AGAINST proposals recommending that the positions of chairman and CEO be separate and distinct positions held by 2 different individuals. Approximately 60 percent of companies in both the S&P 500 and Russell 3000 have joint chairman and CEO positions, and there is no absolute proof that separating the positions provides shareholders with more security in how the company is run. In addition, a jointly held Chair/CEO position represents: continuity; a true hands-on vision oriented dedication to moving the company forward; and provides shareholders with a more unified understanding of how the company will continue.

INDEPENDENT DIRECTORS: Trusco believes that a board independent of management is of critical value to safeguard a company and its shareholders.

Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company.

We vote FOR proposals that request that the board and/or its audit, compensation, and nominating committees be comprised of a majority of independent directors. We WITHHOLD votes from entire boards that are not majority-independent.

BOARD STRUCTURE: Trusco supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. Good corporate governance practice supports annually elected boards. We vote FOR classified boards when the issue comes up for vote.

CUMULATIVE VOTING: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by "cumulating" their votes for one nominee, thereby creating a measure of independence from management control. Trusco votes FOR proposals to allow cumulative voting and votes AGAINST proposals to eliminate it.

POISON PILLS: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company's particular set of circumstances, Trusco generally votes FOR proposals to eliminate or redeem poison pills. We vote FOR shareholder proposals to submit a company's poison pill to shareholder vote.

PROPOSALS ON BOARD INCLUSIVENESS: Trusco votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

II) CAPITAL STRUCTURE

INCREASE AUTHORIZED COMMON STOCK: corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

DUAL CLASS STRUCTURES: Trusco does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.

III) RATIFYING AUDITORS

Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study by Richard Frankel, Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees "with lower quality audits and, by implication, lower quality earnings." This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.

Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. We vote AGAINST ratification of a company's auditor if it receives more than one-quarter of its total fees for consulting. We support shareholder proposals to ensure auditor independence.

IV) MERGERS, ACQUISITIONS, AND TRANSACTIONS

Trusco votes for corporate transactions that take the high road to competitiveness and company growth. Trusco believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources. Factors taken into account for mergers and acquisitions include:

      -     Impact on shareholder value;

      -     Potential synergies;

      -     Corporate governance and shareholder rights;

      -     Fairness opinion;

      -     Offer price (cost vs. premium); and

      -     Impact on community stakeholders and workforce employees.

REINCORPORATION: Trusco reviews proposals to change a company's state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

V) EXECUTIVE COMPENSATION

STOCK OPTION PLANS: Trusco supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders' share value and voting power. In general, Trusco supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Trusco votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance.

Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.

STOCK OPTION EXPENSING: A recent long-term study of stock option awards found that there was no correlation whatsoever between executive stock ownership and company performance. Given stock option's accounting treatment of not being charged as an expense against earnings, options have provided the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to cash in on options in hand. Trusco supports shareholder resolutions calling for stock option grants to be treated as an expense.

PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY: Trusco votes FOR shareholder proposals that seek additional disclosure of executive and director pay information (current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits). We vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN PARACHUTES: golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Trusco votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs): Trusco generally votes FOR ESOPs which allow a company's employees to acquire stock in the company at a slight discount. Such plans help link employees' self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

VI) SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Trusco provides specific narrative explanations for votes on these types of shareholder proposals. Trusco evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Trusco clients select investment strategies and criteria for their portfolios. Trusco views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Trusco votes consistent with the economic best interests of the participants and beneficiaries to create "high road" shareholder and economic value.

In most cases, Trusco supports proposals that request management to report to shareholders information and practices that would help in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Trusco supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company's legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES PRINCIPLES: the CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well-being. Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Trusco supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Trusco votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES: Trusco generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Nondiscrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. Trusco supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Trusco votes FOR proposals to implement and report on ILO codes of conduct.

02/2004

TRUSCO CAPITAL MANAGEMENT GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, Trusco has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

- there are clear concerns about the past performance of the company or the board; or

-     the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

- there are serious questions about actions of the board or management for the year in question; or

-     legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote FOR the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

- the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Trusco's guidelines for the purpose being proposed; or

- the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BYCASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

-     clear evidence of past abuse of the authority is available; or

-     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

- the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

- the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BYCASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                         BALLOT ITEM / PROPOSAL
NUMBER       CHAPTER                          SECTION                       [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]    VOTE
------       -------                          -------                       ----------------------------------------------    ----
 1.0.   Operational Items    Adjourn Meeting                                To provide management with the authority to         F
                                                                            adjourn an annual or special meeting.

 1.1.   Operational Items    Amend Quorum Requirements                      To reduce quorum requirements for shareholder       A
                                                                            meetings below a majority of the shares
                                                                            outstanding

 1.2.   Operational Items    Amend Minor Bylaws                             To make housekeeping changes (updates or            F
                                                                            corrections) to bylaw or charter

 1.3.   Operational Items    Change Company Name                            To change the corporate name                        F

 1.4.   Operational Items    Date, Time, or Location of Annual Meeting      Management proposals to change the date/time/       F
                                                                            location of the annual meeting

 1.5.   Operational Items    Date, Time, or Location of Annual Meeting      Shareholder proposals To change the date/time/      A
                                                                            location of the annual meeting

 1.6.   Operational Items    Auditors                                       To ratify auditors                                  F

 1.7.   Operational Items    Auditors                                       Shareholder proposals asking companies to           A
                                                                            prohibit their auditors from engaging in
                                                                            non-audit services

 1.8.   Operational Items    Auditors                                       Shareholder proposals to require audit firm         A
                                                                            rotation

 1.9.   Operational Items    Transact Other Business                        To approve other business when it appears as        A
                                                                            voting item

 2.0.   Board of Directors   Voting on Director Nominees in Uncontested     Director nominees who are not described below       F
                             Elections

 2.1.   Board of Directors   Voting on Director Nominees in Uncontested     Director nominees who have Implement or             W
                             Elections                                      renewed a dead-hand or modified dead-hand
                                                                            poison pill

 2.2.   Board of Directors   Voting on Director Nominees in Uncontested     Director nominees who have ignored a                W
                             Elections                                      shareholder proposal that is approved by a
                                                                            majority of the votes cast for two consecutive
                                                                            years

 2.3.   Board of Directors   Voting on Director Nominees in Uncontested     Director nominees who have failed to act on         W
                             Elections                                      takeover offers where the majority of the
                                                                            shareholders tendered their shares

 2.4.   Board of Directors   Voting on Director Nominees in Uncontested     Director nominees who enacted egregious             W
                             Elections                                      corporate governance policies or failed
                                                                            to replace management as appropriate

 2.5.   Board of Directors   Age Limits                                     To limit the tenure of outside directors            A
                                                                            either through term limits or mandatory
                                                                            retirement ages.

 2.6.   Board of Directors   Board Size                                     To fix the board size or designate a range          F
                                                                            for the board size

 2.7.   Board of Directors   Board Size                                     To give management the ability to alter the         A
                                                                            size of the board outside of a specified range
                                                                            without shareholder approval

 2.8.   Board of Directors   Classification/ Declassification of the        MANAGEMENT and shareholder proposals to             F
                             Board                                          classify the board

 2.9.   Board of Directors   Classification/ Declassification of the        MANAGEMENT and shareholder proposals to repeal      A
                             Board                                          classified boards and to elect all directors
                                                                            annually

 2.10.  Board of Directors   Cumulative Voting                              To eliminate cumulative voting.                     F

 2.11.  Board of Directors   Cumulative Voting                              To restore or permit cumulative voting              A

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                         BALLOT ITEM / PROPOSAL
NUMBER       CHAPTER                        SECTION                         [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]    VOTE
------       -------                        -------                         ----------------------------------------------    ----
2.12.   Board of Directors   Director and Officer Indemnification and       Proposals on director and officer                   C
                             Liability Protection                           indemnification and liability protection not
                                                                            particularly described below.

2.13.   Board of Directors   Director and Officer Indemnification and       To eliminate entirely directors' and officers'      A
                             Liability Protection                           liability for monetary damages for violating
                                                                            the duty of care.

2.14.   Board of Directors   Director and Officer Indemnification and       To expand coverage beyond just legal expenses       A
                             Liability Protection                           to acts, such as negligence, that are more
                                                                            serious violations of fiduciary obligation
                                                                            than mere carelessness

2.15.   Board of Directors   Director and Officer Indemnification and       To expand coverage in cases when a director's       F
                             Liability Protection                           or officer's legal defense was unsuccessful
                                                                            if: (1) the director was found to have acted
                                                                            in good faith and in a manner that he
                                                                            reasonably believed was in the best interests
                                                                            of the company, and (2) only if the director's
                                                                            legal expenses would be covered.

2.16.   Board of Directors   Establish/ Amend Nominee Qualifications        To establish or amend director qualifications       A

2.17.   Board of Directors   Establish/ Amend Nominee Qualifications        Shareholder proposals requiring two candidates      A
                                                                            per board seat

2.18.   Board of Directors   Filling Vacancies/ Removal of Directors        To provide that directors may be removed only       A
                                                                            for cause.

2.19.   Board of Directors   Filling Vacancies/ Removal of Directors        To restore shareholder ability to remove            F
                                                                            directors with or without cause.

2.20.   Board of Directors   Filling Vacancies/ Removal of Directors        To provide that only continuing directors may       A
                                                                            elect replacements to fill board vacancies.

2.21.   Board of Directors   Filling Vacancies/ Removal of Directors        To permit shareholders to elect directors to        F
                                                                            fill board vacancies.

2.22.   Board of Directors   Independent Chairman (Separate Chairman/CEO)   To recommend that the positions of chairman         F
                                                                            and CEO be combined.

2.23.   Board of Directors   Independent Chairman (Separate Chairman/CEO    To recommend that the positions of chairman         A
                                                                            and CEO be separate and distinct positions
                                                                            held by 2 different individuals.

2.24.   Board of Directors   Majority of Independent Directors/             Shareholder proposals to require that a             F
                             Establishment of Committees                    majority or more of directors be independent

2.25.   Board of Directors   Majority of Independent Directors/             Shareholder proposals asking that board audit,      A
                             Establishment of Committees                    compensation, and/or nominating committees be
                                                                            composed exclusively of independent directors

2.26.   Board of Directors   Open Access                                    Shareholder proposals asking for open access        A

2.27.   Board of Directors   Stock Ownership Requirements                   Shareholder proposals that mandate a minimum        A
                                                                            amount of stock that directors must own in
                                                                            order to qualify as a director or to remain
                                                                            on the board

2.28.   Board of Directors   Stock Ownership Requirements                   Shareholder proposals asking that the company       A
                                                                            adopt a holding or retention period for its
                                                                            executives (for holding stock after the
                                                                            vesting or exercise of equity awards)

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                   BALLOT ITEM / PROPOSAL
NUMBER          CHAPTER                        SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]       VOTE
------          -------                        -------                   ----------------------------------------------       ----
2.29.   Board of Directors         Term Limits                         Shareholder or management proposals to limit the        A
                                                                       tenure of outside directors

3.0.    Proxy Contests             Voting for Director Nominees in     Votes in a contested election of directors              C
                                   Contested Elections

3.1.    Proxy Contests             Reimbursing Proxy Solicitation      To reimburse proxy solicitation expenses                C
                                   Expenses

3.2.    Proxy Contests             Confidential Voting                 Shareholder proposals requesting that corporations      A
                                                                       adopt confidential voting, use independent vote
                                                                       tabulators and use independent inspectors of
                                                                       election

3.3.    Proxy Contests             Confidential Voting                 Management proposals to adopt confidential voting.      A

4.0.    Antitakeover Defenses and  Advance Notice Requirements for     Advance notice proposals                                F
        Voting Related Issues      Shareholder Proposals/Nomi nations

4.1.    Antitakeover Defenses and  Amend Bylaws without Shareholder    Proposals giving the board exclusive authority to       F
        Voting Related Issues      Consent                             amend the bylaws

4.2.    Antitakeover Defenses and  Amend Bylaws without Shareholder    Proposals giving the board the ability to amend         F
        Voting Related Issues      Consent                             the bylaws in addition to shareholders

4.3.    Antitakeover Defenses and  Poison Pills                        Shareholder proposals that ask a company to submit      F
        Voting Related Issues                                          its poison pill for shareholder ratification

4.4.    Antitakeover Defenses and  Poison Pills                        Shareholder proposals asking that any future pill       F
        Voting Related Issues                                          be put to a shareholder vote

4.5.    Antitakeover Defenses and  Poison Pills                        Management proposals to ratify a poison pill            C
        Voting Related Issues

4.6.    Antitakeover Defenses and  Shareholder Ability to Act by       To restrict or prohibit shareholder ability to take     A
        Voting Related Issues      Written Consent                     action by written consent

4.7.    Antitakeover Defenses and  Shareholder Ability to Act by       To allow or make easier shareholder action by           F
        Voting Related Issues      Written Consent                     written consent

4.8.    Antitakeover Defenses and  Shareholder Ability to Call         To restrict or prohibit shareholder ability to          A
        Voting Related Issues      Special Meetings                    call special meetings.

4.9.    Antitakeover Defenses and  Shareholder Ability to Call         To remove restrictions on the right of shareholders     F
        Voting Related Issues      Special Meetings                    to act independently of management.

4.1     Antitakeover Defenses and  Supermajority Vote Requirements     To require a supermajority shareholder vote.            A
        Voting Related Issues

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                       BALLOT ITEM / PROPOSAL
NUMBER       CHAPTER                        SECTION                       [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]     VOTE
------       -------                        -------                       ----------------------------------------------     ----
4.11.   Antitakeover Defenses and  Supermajority Vote Requirements     To lower supermajority vote requirements.               F
        Voting Related Issues

5.0.    Mergers and Corporate      Appraisal Rights                    To restore, or provide shareholders with, rights        A
        Restructurings                                                 of appraisal.

5.1.    Mergers and Corporate      Asset Purchases                     On asset purchase proposals                             C
        Restructurings

5.2.    Mergers and Corporate      Asset Sales                         Asset sales                                             C
        Restructurings

5.3.    Mergers and Corporate      Bundled Proposals                   Bundled or "conditioned" proxy proposals                C
        Restructurings

5.4.    Mergers and Corporate      Conversion of Securities            Proposals regarding conversion of securities,           C
        Restructurings                                                 absent penalties or likely bankruptcy.

5.5.    Mergers and Corporate      Conversion of Securities            Proposals regarding conversion of securities, if        F
        Restructurings                                                 it is expected that the company will be subject
                                                                       to onerous penalties or will be forced to file for
                                                                       bankruptcy if the transaction is not approved.

5.6.    Mergers and Corporate      Corporate Reorganization            Proposals to increase common and/or preferred           C
        Restructurings                                                 shares and to issue shares as part of a debt
                                                                       restructuring plan, absent likely bankruptcy.

5.7.    Mergers and Corporate      Corporate Reorganization            Proposals to increase common and/or preferred           F
        Restructurings                                                 shares and to issue shares as part of a debt
                                                                       restructuring plan where bankruptcy is likely if
                                                                       the transaction is not approved

5.8.    Mergers and Corporate      Formation of Holding Company        To form a holding company                               C
        Restructurings

5.9.    Mergers and Corporate      Going Private Transactions (LBOs    To make the company private rather than public          C
        Restructurings             and Minority Squeeze outs)

5.10.   Mergers and Corporate      Joint Ventures                      To form joint ventures                                  C
        Restructurings

5.11.   Mergers and Corporate      Liquidations                        To liquidate when bankruptcy is not likely              C
        Restructurings

5.12.   Mergers and Corporate      Liquidations                        To liquidate when bankruptcy is likely                  F
        Restructurings

5.13.   Mergers and Corporate      Mergers and Acquisitions/ Issuance  To merge with or acquire another company                C
        Restructurings             of Shares to Facilitate Merger or
                                   Acquisition

5.14.   Mergers and Corporate      Private Placements/ Warrants/       To issue a private placement security when              C
        Restructurings             Convertible Debentures              bankruptcy is not likely

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                        BALLOT ITEM / PROPOSAL
NUMBER       CHAPTER                        SECTION                       [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]      VOTE
------       -------                        -------                       ----------------------------------------------      ----
5.15.   Mergers and Corporate      Private Placements/ Warrants/       To issue a private placement security when               F
        Restructurings             Convertible Debentures              bankruptcy is not likely

5.16.   Mergers and Corporate      Spin-offs                           To spin off a unit or line of business                   C
        Restructurings

5.17.   Mergers and Corporate      Value Maximization Proposals        To maximize shareholder value by hiring a financial      C
        Restructurings                                                 advisor to explore strategic alternatives, selling
                                                                       the company or liquidating the company and
                                                                       distributing the proceeds to shareholders.

6.0.    State of Incorporation     Control Share Acquisition           To opt out of control share acquisition statutes         F
                                   Provisions

6.1.    State of Incorporation     Control Share Acquisition           To amend the charter to include control share            A
                                   Provisions                          acquisition provisions.

6.2.    State of Incorporation     Control Share Acquisition           To restore voting rights to the control shares.          F
                                   Provisions

6.3.    State of Incorporation     Control Share Cash out Provisions   To opt out of control share cash out statutes.           F

6.4.    State of Incorporation     Disgorgement Provisions             To opt out of state disgorgement provisions.             F

6.5.    State of Incorporation     Fair Price Provisions               To adopt fair price provisions                           C

6.6.    State of Incorporation     Fair Price Provisions               To adopt fair price provisions with shareholder          A
                                                                       vote requirements greater than a majority of
                                                                       disinterested shares.

6.7.    State of Incorporation     Freeze Out                          proposals to opt out of state freeze out provisions      F

6.8.    State of Incorporation     Greenmail                           To adopt anti greenmail charter of bylaw amendments      F
                                                                       Or otherwise restrict a company's ability to make
                                                                       greenmail payments.

6.9.    State of Incorporation     Greenmail                           To adopt anti greenmail proposals when they are          C
                                                                       bundled with other charter or bylaw amendments.

6.10.   State of Incorporation     Reincorporation Proposals           To change a company's state of incorporation             C

6.11.   State of Incorporation     Stakeholder Provisions              To consider non-shareholder constituencies or other      A
                                                                       non-financial effects when evaluating a merger or
                                                                       business combination.

6.12.   State of Incorporation     State Anti takeover Statutes        To opt in or out of state takeover statutes              C
                                                                       (including control share acquisition statutes,
                                                                       control share cash-out statutes, freeze out
                                                                       provisions, fair price provisions, stakeholder
                                                                       laws, poison pill endorsements, severane pay and
                                                                       labor contract provisions, anti greenmail
                                                                       provisions, and disgorgement provisions).

7.0.    Capital Structure          Adjustments to Par Value of Common  Management proposals to reduce or eliminate the par      F
                                   Stock                               value of common stock.

7.1.    Capital Structure          Common Stock Authorization          To increase the number of shares of common stock         C
                                                                       authorized for issuance

7.2.    Capital Structure          Common Stock Authorization          To increase the number of authorized shares of the       C
                                                                       class of stock that has superior voting rights.

7.3.    Capital Structure          Common Stock Authorization          To approve increases beyond the allowable increase       F
                                                                       when a company's shares are in danger of being
                                                                       de-listed or if a company's ability to continue to
                                                                       operate as a going concern is uncertain

7.4.    Capital Structure          Dual-class Stock                    Proposals to create a new class of common stock          A
                                                                       with superior voting riqhts

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                    BALLOT ITEM / PROPOSAL
NUMBER           CHAPTER                        SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]      VOTE
------           -------                        -------                   ----------------------------------------------      ----
 7.5.     Capital Structure          Dual-class Stock                     To create a new class of nonvoting or
                                                                          sub-voting common stock if:                         F

                                                                          -     It is intended for financing purposes
                                                                                with minimal or no dilution to current
                                                                                shareholders

                                                                          -     It is not designed to preserve the
                                                                                voting power of an insider or
                                                                                significant shareholder

 7.6.     Capital Structure          Issue Stock for Use with Rights      To increase authorized common stock for the         A
                                     Plan                                 explicit purpose of implementing a shareholder
                                                                          rights plan (poison pill).

 7.7.     Capital Structure          Preemptive Rights                    Shareholder proposals that seek preemptive          C
                                                                          rights

 7.8.     Capital Structure          Preferred Stock                      To authorizing the creation of new classes of       A
                                                                          preferred stock with unspecified voting,
                                                                          conversion, dividend distribution, and other
                                                                          rights ("blank check" preferred stock).

 7.9.     Capital Structure          Preferred Stock                      To create "declawed" blank check preferred          F
                                                                          stock (stock that cannot be used as a takeover
                                                                          defense).

 7.10.    Capital Structure          Preferred Stock                      To authorize preferred stock in cases where the     F
                                                                          company specifies the voting, dividend,
                                                                          conversion, and other rights of such stock and
                                                                          the terms of the preferred stock appear
                                                                          reasonable

 7.11.    Capital Structure          Preferred Stock                      To increase the number of blank check preferred     A
                                                                          stock authorized for issuance when no shares
                                                                          have been issued or reserved for a specific
                                                                          purpose.

 7.12.    Capital Structure          Preferred Stock                      To increase the number of blank check preferred     F
                                                                          shares

 7.13.    Capital Structure          Recapitalization                     Recapitalizations (reclassifications of             C
                                                                          securities)

 7.14.    Capital Structure          Reverse Stock Splits                 Management proposals to implement a reverse         F
                                                                          stock split when the number of authorized
                                                                          shares will be proportionately reduced

 7.15.    Capital Structure          Reverse Stock Splits                 Management proposals to implement a reverse         F
                                                                          stock split to avoid delisting.

 7.16.    Capital Structure          Reverse Stock Splits                 To implement a reverse stock split that do not      C
                                                                          proportionately reduce the number of shares
                                                                          authorized

 7.17.    Capital Structure          Share Repurchase Programs            Management proposals to institute open-market       F
                                                                          share repurchase plans in which all
                                                                          shareholders may participate on equal terms

 7.18.    Capital Structure          Stock Distributions: Splits and      Management proposals to increase the common         F
                                     Dividends                            share authorization for a stock split or share
                                                                          dividend, provided that the increase in
                                                                          authorized shares would not result in an
                                                                          excessive number of shares available for
                                                                          issuance

 7.19.    Capital Structure          Tracking Stock                       To authorize the creation of tracking stock         C

 8.0.     Executive and Director     Executive Compensation               To approve or disapprove executive                  C
          Compensation                                                    compensation plans

 8.1.     Executive and Director     Executive Compensation               To approve compensation plans that expressly        A
          Compensation                                                    permit the re-pricing of underwater stock
                                                                          options without shareholder approval.

 8.2.     Executive and Director     Executive Compensation               Plans in which the CEO participates if there        A
          Compensation                                                    is a disconnect between the CEO's pay and
                                                                          company performance

 8.3.     Executive and Director     Director Compensation                Plans for directors                                 C
          Compensation

 8.4.     Executive and Director     Stock Plans in Lieu of Cash          For plans which provide participants with the       C
          Compensation                                                    option of taking all or a portion of their
                                                                          cash compensation in the form of stock

 8.5.     Executive and Director     Stock Plans in Lieu of Cash          Plans which provide a dollar-for-dollar cash        F
          Compensation                                                    for stock exchange

 8.6.     Executive and Director     Stock Plans in Lieu of Cash          Plans which do not provide a dollar-for-dollar      A
          Compensation                                                    cash for stock exchange

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                    BALLOT ITEM / PROPOSAL
NUMBER           CHAPTER                        SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]      VOTE
------           -------                        -------                   ----------------------------------------------      ----
 8.7.     Executive and Director     Director Retirement Plans            Retirement plans for non-employee directors.        A
          Compensation

 8.8.     Executive and Director     Director Retirement Plans            Shareholder proposals to eliminate retirement
          Compensation                                                    plans for non-employee directors                    F

 8.9.     Executive and Director     Management Proposals Seeking         On management proposals seeking approval to         A
          Compensation               Approval to Re-price Options         re-price options

 8.10.    Executive and Director     Voting on Compensation               Shareholder proposals to submit executive           A
          Compensation                                                    compensation to a vote.

 8.11.    Executive and Director     Employee Stock Purchase Plans        Employee stock purchase plans not described         C
          Compensation                                                    below

 8.12.    Executive and Director     Employee Stock Purchase Plans        Employee stock purchase plans where all of          F
          Compensation                                                    the following apply

                                                                          -   Purchase price is at least 85 percent of
                                                                              fair market value

                                                                          -   Offering period is 27 months or less

 8.13.    Executive and Director     Employee Stock Purchase Plans        Employee stock purchase plans where any of          A
          Compensation                                                    the following apply

                                                                          -   Purchase price is less than 85 percent of
                                                                              fair market value, or

                                                                          -   Offering period is greater than 27 months

 8.14.    Executive and Director     Incentive Bonus Plans and Tax        Simply amend shareholder-approved compensation      F
          Compensation               Deductibility Proposals              plans to include administrative features or
                                                                          place a cap on the annual grants any one
                                                                          participant may receive to comply with the
                                                                          provisions of Section 162(m).

 8.15.    Executive and Director     Incentive Bonus Plans and Tax        To add performance goals to existing                F
          Compensation               Deductibility Proposals              compensation plans to comply with the
                                                                          provisions of Section 162(m)

 8.16.    Executive and Director     Incentive Bonus Plans and Tax        Plans to increase shares reserved and to            F
          Compensation               Deductibility Proposals              qualify for favorable tax treatment under the
                                                                          provisions of Section 162(m)

 8.17.    Executive and Director     Incentive Bonus Plans and Tax        Cash or cash and stock bonus plans that are         F
          Compensation               Deductibility Proposals              submitted to shareholders for the purpose of
                                                                          exempting compensation from taxes under the
                                                                          provisions of Section 162(m) if no increase in
                                                                          shares is requested.

 8.18.    Executive and Director     Employee Stock Ownership Plans       To implement an ESOP or increase authorized         F
          Compensation               (ESOPs)                              shares for existing ESOPs, unless the number of
                                                                          shares allocated to the ESOP is excessive (more
                                                                          than five percent of outstanding shares.)

 8.19.    Executive and Director     401(k) Employee Benefit Plans        To implement a 401 (k) savings plan for             F
          Compensation                                                    employees.

 8.20.    Executive and Director     Shareholder Proposals Regarding      Shareholder proposals seeking additional            A
          Compensation               Executive and Director Pay           disclosure of executive and director pay
                                                                          information,

 8.21.    Executive and Director     Shareholder Proposals Regarding      Shareholder proposals seeking to set absolute       A
          Compensation               Executive and Director Pay           levels on compensation or otherwise dictate the
                                                                          amount or form of compensation.

 8.22.    Executive and Director     Shareholder Proposals Regarding      Shareholder proposals requiring director fees       A
          Compensation               Executive and Director Pay           be paid in stock only

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                    BALLOT ITEM / PROPOSAL
NUMBER           CHAPTER                        SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]      VOTE
------           -------                        -------                   ----------------------------------------------      ----
 8.23.    Executive and Director     Shareholder Proposals Regarding      Shareholder proposals to put option                 F
          Compensation               Executive and Director Pay           re-pricings to a shareholder vote

 8.24.    Executive and Director     Shareholder Proposals Regarding      For all other shareholder proposals regarding       C
          Compensation               Executive and Director Pay           executive and director pay

 8.25.    Executive and Director     Option Expensing                     Shareholder proposals asking the company to         A
          Compensation                                                    expense stock options

 8.26.    Executive and Director     Performance-Based Stock Options      Shareholder proposals advocating the use of         A
          Compensation                                                    performance-based stock options (indexed,
                                                                          premium-priced, and performance-vested options).

 8.27.    Executive and Director     Golden Parachutes and Executive      Shareholder proposals to require golden             A
          Compensation               Severance Agreements                 parachutes or executive severance agreements
                                                                          to be submitted for shareholder ratification

 8.28.    Executive and Director     Golden Parachutes and Executive      Proposals to ratify or cancel golden parachutes.    C
          Compensation               Severance Agreements

 8.29.    Executive and Director     Pension Plan Income Accounting       Shareholder proposals to exclude pension plan       F
          Compensation                                                    income in the calculation of earnings used in
                                                                          determining executive bonuses/compensation

 8.30.    Executive and Director     Supplemental Executive Retirement    Shareholder proposals requesting to put             A
          Compensation               Plans (SERPs)                        extraordinary benefits contained in SERP
                                                                          agreements to a shareholder vote

 9.0.     Social and Environmental   CONSUMER ISSUES AND PUBLIC           To phase out the use of animals in product          A
          Issues                     SAFETY: Animal Rights                testing

 9.1.     Social and Environmental   CONSUMER ISSUES AND PUBLIC           To implement price restraints on pharmaceutical     A
          Issues                     SAFETY: Drug Pricing                 products

 9.2.     Social and Environmental   CONSUMER ISSUES AND PUBLIC           To voluntarily label genetically engineered         A
          Issues                     SAFETY: Genetically Modified         (GE) ingredients in their products or
                                     Foods                                alternatively to provide interim labeling and
                                                                          eventually eliminate GE ingredients due to the
                                                                          costs and feasibility of labelIng and/or
                                                                          phasing out the use of GE ingredients.

 9.3.     Social and Environmental   Genetically Modified Foods           A report on the feasibility of labeling products
          Issues                                                          containing GE ingredients                           A

 9.4.     Social and Environmental   Genetically Modified Foods           A report on the financial, legal, and               A
          Issues                                                          environmental impact of continued use of
                                                                          GE ingredients/seeds

 9.5.     Social and Environmental   Genetically Modified Foods           Report on the health and environmental effects      A
          Issues                                                          of genetically modified organisms (GMOs)

 9.6.     Social and Environmental   Genetically Modified Foods           To completely phase out GE ingredients from         A
          Issues                                                          the company's products or proposals asking
                                                                          for reports outlining the steps necessary to
                                                                          eliminate GE ingredients from the company's
                                                                          products. Such resolutions presuppose that
                                                                          there are proven health risks to GE

 9.7.     Social and Environmental   CONSUMER ISSUES AND PUBLIC           Reports on a company's policies aimed at            A
          Issues                     SAFETY: Handguns                     curtailing gun violence in the United States

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                    BALLOT ITEM / PROPOSAL
NUMBER           CHAPTER                        SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]      VOTE
------           -------                        -------                   ----------------------------------------------      ----
 9.8.     Social and Environmental   CONSUMER ISSUES AND PUBLIC           Reports outlining the impact of the health          A
          Issues                     SAFETY: HIV/AIDS                     pandemic (HIV/AIDS, malaria and tuberculosis)
                                                                          on the company's Sub-Saharan operations

 9.9.     Social and Environmental   HIV/AIDS                             To establish, implement, and report on a            A
          Issues                                                          standard of response to the HIV/AIDS,
                                                                          tuberculosis and malaria health pandemic in
                                                                          Africa and other developing countries

 9.10.    Social and Environmental   CONSUMER ISSUES AND PUBLIC           Reports on the company's procedures for             A
          Issues                     SAFETY: Predatory Lending            preventing predatory lending, including the
                                                                          establishment of a board committee for
                                                                          oversight,

 9.11.    Social and Environmental   CONSUMER ISSUES AND PUBLIC           Proposals seeking stronger product warnings         A
          Issues                     SAFETY: Tobacco

 9.12.    Social and Environmental   Tobacco                              Proposals asking that the company's operating
          Issues                                                          facilities be smoke-free                            A

 9.13.    Social and Environmental   Tobacco                              Proposals dealing with product placement in
          Issues                                                          stores or advertising to youth.                     A

 9.14.    Social and Environmental   Tobacco                              Proposals asking the company to cease
          Issues                                                          production of tobacco-related products or
                                                                          cease selling products to tobacco companies.        A

 9.15.    Social and Environmental   Tobacco                              Proposals to spin-off tobacco-related               A
          Issues                                                          businesses:

 9.16.    Social and Environmental   Tobacco                              Proposals prohibiting investment in tobacco         A
          Issues                                                          equities.

 9.17.    Social and Environmental   ENVIRONMENT AND ENERGY: Arctic       Requests for reports outlining potential            A
          Issues                     National Wildlife Refuge             environmental damage from drilling in the
                                                                          Arctic National Wildlife Refuge (ANWR)

 9.18.    Social and Environmental   ENVIRONMENT AND ENERGY: CERES        Proposals to adopt the CERES Principles             A
          Issues                     Principles

 9.19.    Social and Environmental   ENVIRONMENT AND ENERGY:              Proposals requests reports assessing economic       A
          Issues                     Environmental-Economic               risks of environmental pollution or climate
                                     Risk Report                          change.

 9.20.    Social and Environmental   Environmental Reports                Proposals for reports disclosing the company's      A
          Issues                                                          environmental policies.

 9.21.    Social and Environmental   ENVIRONMENT AND ENERGY: Global       Proposals to make reports on the level of           A
          Issues                     Warming                              greenhouse gas emissions from the company's
                                                                          operations and products.

 9.22.    Social and Environmental   ENVIRONMENT AND ENERGY: Recycling    Proposals to adopt a comprehensive recycling        A
          Issues                                                          strategy

 9.23.    Social and Environmental   ENVIRONMENT AND ENERGY: Renewable    Proposals to invest in renewable energy             A
          Issues                     Energy                               sources.

 9.24.    Social and Environmental   Renewable Energy                     Requests for reports on the feasibility of          A
          Issues                                                          developing renewable energy sources

 9.25.    Social and Environmental   ENVIRONMENT AND ENERGY:              Proposals to make report on its policies and        A
          Issues                     Sustainability Report                practices related to social, environmental, and
                                                                          economic sustainability

 9.26.    Social and Environmental   GENERAL CORPORATE ISSUES:            Proposals to affirm political nonpartisanship       A
          Issues                     Charitable/ Political                in the workplace
                                     Contributions

 9.27.    Social and Environmental   Charitable/ Political                Proposals to report or publish in newspapers        A
          Issues                     Contributions                        the company's political contributions

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                                    BALLOT ITEM / PROPOSAL
NUMBER           CHAPTER                        SECTION                   [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]      VOTE
------           -------                        -------                   ----------------------------------------------      ----

 9.28.    Social and Environmental   Charitable/ Political                Proposals to prohibit the company from making       A
          Issues                     Contributions                        political contributions

 9.29.    Social and Environmental   Charitable/ Political                Proposals to restrict the company from making       A
          Issues                     Contributions                        charitable contributions

 9.30.    Social and Environmental   Charitable/ Political                Proposals to publish a list of company              A
          Issues                     Contributions                        executives, directors, consultants, legal
                                                                          counsels, lobbyists, or investment bankers that
                                                                          have prior government service and whether such
                                                                          service had a bearing on the business of the
                                                                          company

 9.31.    Social and Environmental   GENERAL CORPORATE ISSUES:            Proposals to review ways of linking executive       A
          Issues                     Link Executive Compensation          compensation to social factors
                                     to Social Performance

 9.32.    Social and Environmental   LABOR STANDARDS AND HUMAN            Proposals to implement the China Principles.        A
          Issues                     RIGHTS: China Principles

 9.33.    Social and Environmental   LABOR STANDARDS AND HUMAN            Proposals to make reports detailing the             A
          Issues                     RIGHTS: Country -specific human      company's operations in a particular country
                                     rights reports                       and steps to protect human rights

 9.34.    Social and Environmental   LABOR STANDARDS AND HUMAN            Proposals to implement certain human rights         A
          Issues                     RIGHTS: International Codes of       standards at company facilities or those of its
                                     Conduct/Vendor Standards             suppliers and to commit to outside, independent
                                                                          monitoring

 9.35.    Social and Environmental   LABOR STANDARDS AND HUMAN            Proposals to endorse or increase activity on        A
          Issues                     RIGHTS: MacBride Principles          the MacBride Principles.

 9.36.    Social and Environmental   MILITARY BUSINESS: Foreign           Proposals to make reports on foreign military       A
          Issues                     Military Sales/Offsets               sales or offsets.

 9.37.    Social and Environmental   MILITARY BUSINESS: Landmines         Proposals asking the company to renounce future     A
          Issues                     and Cluster Bombs                    involvement in antipersonnel landmine
                                                                          production

 9.38.    Social and Environmental   MILITARY BUSINESS: Nuclear           Proposals asking the company to cease               A
          Issues                     Weapons                              production of nuclear weapons components and
                                                                          delivery systems, including disengaging from
                                                                          current and proposed contracts

 9.39.    Social and Environmental   MILITARY BUSINESS: Operations        Proposals asking the company to appoint a board     A
          Issues                     in Nations Sponsoring Terrorism      committee review and report outlining the
                                     (Iran)                               company's financial and reputational risks from
                                                                          its operations in Iran,

 9.40.    Social and Environmental   MILITARY BUSINESS: Spaced-Based      Proposals asking the company to make reports on     A
          Issues                     Weaponization                        a company's involvement in spaced-based
                                                                          weaponization

 9.41.    Social and Environmental   WORKPLACE DIVERSITY: Board           Requests for reports on the company's efforts       F
          Issues                     Diversity                            to diversify the board,

 9.42.    Social and Environmental   WORKPLACE DIVERSITY: Board           Proposals asking the company to increase the        C
          Issues                     Diversity                            representation of women and minorities on the
                                                                          board

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                        BALLOT ITEM / PROPOSAL
NUMBER          CHAPTER          SECTION                    [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]                  VOTE
------          -------          -------          -----------------------------------------------------------------         ----
  9.43.     Social and         WORKPLACE          Proposals to increase regulatory oversight of EEO programs                 A
            Environmental      DIVERSITY:
            Issues             Equal
                               Employment
                               Opportunity
                               (EEO)

  9.44.     Social and         WORKPLACE          To increase regulatory oversight of EEO programs and Glass Ceiling         A
            Environmental      DIVERSITY:         proposals
            Issues             Glass
                               Ceiling

  9.45.     Social and         WORKPLACE          Proposals to amend a company's EEO statement in order to prohibit          A
            Environmental      DIVERSITY:         discrimination based on sexual orientation
            Issues             Sexual
                               Orientation

  9.46.     Social and         Sexual             Proposals to extend company benefits to or eliminate benefits from         A
            Environmental      Orientation        domestic partners
            Issues

  10.0.     Mutual Fund        Election           Director nominees who are not described below                              F
            Proxies            of Directors

  10.1.     Mutual Fund        Election           Ignore a shareholder proposal that is approved by a majority of the        W
            Proxies            of                 votes cast for two consecutive years
                               Directors

  10.2.     Mutual Fund        Convert            Conversion Proposals                                                       C
            Proxies            Closed-
                               end Fund to
                               Open-end Fund

  10.3.     Mutual Fund        Proxy Contests     Proxy Contests                                                             C
            Proxies

  10.4.     Mutual Fund        Investment         Investment Advisory Agreements                                             F
            Proxies            Advisory
                               Agreements

  10.5.     Mutual Fund        Approve New        The establishment of new classes or series of shares.                      F
            Proxies            Classes or
                               Series of
                               Shares

  10.6.     Mutual Fund        Change             Proposals to change a fund's fundamental restriction to a non              C
            Proxies            Fundamental        fundamental restriction
                               Restriction to
                               Nonfundamental
                               Restriction

  10.7.     Mutual Fund        Change             Proposals to change a fund's fundamental investment objective to a         C
            Proxies            Fundamental        non fundamental investment objective
                               Investment
                               Objective to
                               Nonfundamental

  10.8.     Mutual Fund        Name Change        Name change proposals.                                                     F
            Proxies            Proposals

  10.9.     Mutual Fund        Change in          To change a fund's sub-classification                                      F
            Proxies            Fund's Sub
                               classification

  10.10     Mutual Fund        Disposition of     To dispose of assets, liquidate or terminate the fund                      F
            Proxies            Assets/Terminate
                               on/Liquidation

  10.11     Mutual Fund        Changes to         To make changes to the charter document                                    C
            Proxies            the
                               Charter
                               Document

  10.12     Mutual Fund        Changes to         Removal shareholder approval requirement to reorganize or terminate        F
            Proxies            the                the trust or any of its series
                               Charter
                               Document

  10.13     Mutual Fund        Changes to         Removal of shareholder approval requirement for amendments to the          F
            Proxies            the                new declaration of trust
                               Charter
                               Document

  10.14     Mutual Fund        Changes to         Removal of shareholder approval requirement to amend the fund's            F
            Proxies            the                management contract, allowing the contract to be modified by the
                               Charter            investment manager and the trust management, as permitted by the
                               Document           1940 Act

  10.15     Mutual Fund        Changes to         Allow the trustees to impose other fees in addition to sales charges on    F
            Proxies            the                investment in a fund, such as deferred sales charges and redemption
                               Charter            fees that may be imposed upon redemption of a fund's shares
                               Document

  10.16     Mutual Fund        Changes to         Removal of shareholder approval requirement to engage in and               F
            Proxies            the                terminate Sub-advisory arrangements
                               Charter
                               Document

  10.17     Mutual Fund        Changes to         Removal of shareholder approval requirement to change the domicile         F
            Proxies            the                of the fund
                               Charter
                               Document

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

                                                                         BALLOT ITEM / PROPOSAL
NUMBER          CHAPTER          SECTION                     [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]                 VOTE
------          -------          -------          --------------------------------------------------------------------      ----
  10.18     Mutual Fund        Change the         Fund's Reincorporation                                                      C
            Proxies            Fund's
                               Domicile

  10.19     Mutual Fund        Authorize          Proposals authorizing the board to hire/terminate sub-advisors without      F
            Proxies            the                shareholder approval.
                               Board to
                               Hire and
                               Terminate
                               Subadvisors
                               Without
                               Shareholder
                               Approval

  10.20     Mutual Fund        Distribution       Distribution agreements                                                     F
            Proxies            Agreements

  10.21     Mutual Fund        Master-Feeder      Establishment of a master-feeder structure.                                 F
            Proxies            Structure

  10.22     Mutual Fund        Mergers            Mergers and Acquisitions                                                    C
            Proxies

  10.23     Mutual Fund        Shareholder        To mandate a specific minimum amount of stock that directors must           A
            Proxies            Proposals          own in order to qualify as a director or to remain on the board to Establish
                               Director
                               Ownership
                               Requirement

  10.24     Mutual             Shareholder        To reimburse proxy solicitation expenses                                    C
            Fund               Proposals
            Proxies            to Reimburse
                               Proxy
                               Solicitation
                               Expenses

  10.25     Mutual             Shareholder        To terminate the investment advisor                                         C
            Fund               Proposals
            Proxies            to Terminate
                               Investment
                               Advisor